                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                          ATLAS PIPELINE PARTNERS, L.P.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:



    2) Aggregate number of securities to which transaction applies:



    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



    4) Proposed maximum aggregate value of transaction:______________________




    5) Total fee paid:________________________________________________________




/X/ Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                  [ATLAS LOGO]
                          ATLAS PIPELINE PARTNERS, L.P.
                                 311 Rouser Road
                        Moon Township, Pennsylvania 15108
                                 (412) 262-2830

                                                             __________ __, 2002


Dear Unitholder:


         I am writing to ask your support for the combination of Atlas Pipeline Partners, L.P. and Triton Coal Company, L.P., and to offer my thoughts as to why this combination has been unanimously approved by the board of managers of our general partner and by the independent managers who constitute the conflicts committee of that board. In my opinion, the advantages of this transaction go far beyond the special cash distribution of $3.70 per outstanding common unit which will be paid, promptly after the closing, to each unitholder of record on the date of the special meeting of our unitholders, other than our general partner.

         We have worked vigorously--and have negotiated hard--to fashion a new company which we believe, through its diversified energy assets, will offer new opportunities to Atlas Pipeline Partners and, as explained in the attached proxy statement, may increase the cash available for distribution to unitholders. We have also obtained a commitment from Atlas America, Inc. to continue as the operator of our natural gas pipeline business. Resource America, Atlas America's parent, will continue to be an investor in us, with a retained interest virtually as large as all other present holders combined. We have been impressed by the accomplishments of Triton, which in a short period has grown to be one of the ten largest coal companies in the United States and, while it has incurred significant losses, has increased EBITDA (earnings before interest, taxes, depreciation, depletion and amortization) from a negative of almost $13.9 million for the year ended June 30, 2000 to a positive EBITDA of $7.6 million for the six months ended December 31, 2001. But I urge you to read the entire proxy statement carefully, and in particular the risks factors laying out potential risks, including risks relating to Triton's debt level and operating results, and to remember that no one can predict future results with certainty.

         We think the proposed combination with Triton will provide us with the tools to continue building on the success that we have achieved since our initial public offering in January 2000. On behalf of the board of managers of our general partner, I thank you for all of your support and urge you to vote "FOR" this proposed acquisition.

                                   Sincerely,



                                   Edward E. Cohen
                                   Chairman of the Board
                                   of Managers, Atlas
                                   Pipeline Partners GP, LLC

                                  [ATLAS LOGO]
                          ATLAS PIPELINE PARTNERS, L.P.
                                 311 Rouser Road
                        Moon Township, Pennsylvania 15108
                                 (412) 262-2830

                    NOTICE OF SPECIAL MEETING OF UNITHOLDERS
                       TO BE HELD AT 10:00 A.M. ON , 2002


To the Unitholders of Atlas Pipeline Partners, L.P.:

         NOTICE IS HEREBY GIVEN that a special meeting of our unitholders will be held on __________ __, 2002 at 10:00 a.m., at _______________, [Philadelphia,
Pennsylvania].

         At the special meeting, you will be asked to consider and vote upon a proposal to approve and adopt a contribution agreement, dated January 18, 2002, by and among Vulcan Intermediary, L.L.C., New Vulcan Coal Holdings, L.L.C., Atlas Pipeline Partners GP, LLC, Atlas Pipeline Partners, L.P. and Resource America, Inc., and related transactions under which we will acquire approximately 99% of the equity interests of Triton Coal Company, L.P. held by Vulcan Intermediary and New Vulcan Coal Holdings, Vulcan will contribute approximately $6 million in cash to us and we will issue to Vulcan 6,960,675 common units, 3,977,529 newly-created subordinated units and 17,642,264 newly-created deferred participation units representing a right to receive subordinated units if specified financial thresholds are met. The proposal also includes:

                  (a) the amendment and restatement of our agreement of limited partnership and the agreement of limited partnership of our operating subsidiary, Atlas Pipeline Operating Partnership, L.P.; and

                  (b) the conversion at closing of the 1,641,026 subordinated units currently held by our general partner into 1,481,026 common units.

         The proposal and related matters are described in the accompanying proxy statement. We urge you to review this information carefully.

         The board of managers of our general partner has unanimously determined that the proposal is advisable and in the best interests of our common unitholders. The board of managers of our general partner, upon recommendation of its conflicts committee, which relied in part on the fairness opinion of McDonald Investments, Inc., unanimously recommends that you vote "FOR" the approval and adoption of the proposal.

         Only holders of record of common units and subordinated units at the close of business on _________ __, 2002, the record date of the special meeting, are entitled to notice of, and will be entitled to vote at, the special meeting. Each outstanding common unit and subordinated unit will entitle the record holder to one vote, voting separately by class, on each matter to be voted on at the special meeting. Our general partner, Atlas Pipeline Partners GP, LLC, is the holder of all of our outstanding subordinated units and has agreed to vote them in favor of the proposal.

         Whether or not you plan to attend the special meeting in person, please take the time to vote by completing and mailing the enclosed proxy card as instructed on the proxy card. If you attend the special meeting, you may vote in person, even if you have previously returned your proxy card.

                             BY ORDER OF THE BOARD OF MANAGERS
                             Michael L. Staines
                             President, Chief Operating Officer and Secretary, Atlas Pipeline Partners GP, LLC
                             _____________, 2002

                           PRELIMINARY PROXY STATEMENT

                                  [ATLAS LOGO]

                          ATLAS PIPELINE PARTNERS, L.P.
                                 311 Rouser Road
                        Moon Township, Pennsylvania 15108
                                 (412) 262-2830

                                 PROXY STATEMENT
                         SPECIAL MEETING OF UNITHOLDERS


         We are furnishing this proxy statement to our unitholders in connection with the solicitation of proxies by the board of managers of our general partner for the special meeting of our unitholders to be held on __________, 2002 at 10:00 a.m., at _______________, [Philadelphia, Pennsylvania], to consider and vote upon approval of our acquisition of approximately 99% of the equity interests of Triton Coal Company, L.P. from Vulcan Intermediary, L.L.C. and New Vulcan Coal Holdings, L.L.C. as described in this proxy statement. As a result of our issuance of common, subordinated and deferred participation units in the acquisition of Triton, our current common unitholders will hold 16.1% of our common units and 11.5% of our common and subordinated units in the aggregate. Our current common unitholders now hold 100% of our common units and 49.7% of our common and subordinated units in the aggregate.

         Concurrently with our acquisition of Triton, New Vulcan Coal Holdings, or an affiliate, will purchase all of the equity interest in our general partner from subsidiaries of Resource America for $29 million in cash. As a result, New Vulcan Coal Holdings, rather than Resource America, will control our general partner.

         The board of managers of our general partner has unanimously determined that the proposal contained in this proxy statement is advisable and in the best interests of our common unitholders. The board of managers of our general partner, upon recommendation of its conflicts committee, which relied in part on the fairness opinion provided to it by McDonald Investments, Inc., unanimously recommends that you vote "FOR" the approval and adoption of the proposal. The board of managers of our general partner believes, based on the analysis of McDonald Investments described in this proxy statement, that our acquisition of Triton will allow us to increase our distributions to our common unitholders by at least 15% per year through 2005 and will create a stronger, more competitive and diversified company with greater potential for long-term growth, increased liquidity for the common units, and increased revenues and available cash for distribution.

         Our common units are publicly traded on the American Stock Exchange under the ticker symbol "APL." Upon completion of the Triton acquisition, we plan to change our name to "Atlas Natural Resources, L.P."

         We cannot complete the Triton acquisition unless our unitholders adopt the proposal presented in this proxy statement. To approve the proposal, we will need the affirmative vote of a majority of our outstanding common units and outstanding subordinated units, each voting separately as a class. Our general partner holds all of our outstanding subordinated units and has agreed to vote all of them in favor of the proposal. Accordingly, the class vote for the subordinated units approving the Triton acquisition is assured.

         Whether or not you plan to attend the special meeting, please take the time to vote by following the instructions on the enclosed proxy card. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the proposal presented at the unitholders meeting. If you do not return your proxy card or do not instruct your broker how to vote any units held for you in "street name," or if you abstain, it will have the same effect as a vote against the proposal presented at the special meeting.

         This document provides you with detailed information about the special meeting and the proposed acquisition. You can also get information about us from documents we filed with the Securities and Exchange Commission. We encourage you to read this entire proxy statement carefully, including the section entitled "Risk Factors" beginning on page __.

                             YOUR VOTE IS IMPORTANT.
               PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY.
This proxy statement and the accompanying form of proxy are first being mailed to our unitholders on or about ___________ __, 2002.

                               TABLE OF CONTENTS

                                                                                                               Page
SUMMARY...........................................................................................................1

   Questions & Answers about the Triton Acquisition and the Special Meeting.......................................1

   Additional Summary Information................................................................................11

     The Companies...............................................................................................11
     The Special Meeting.........................................................................................12
     The Triton Acquisition......................................................................................12
     U.S. Federal Income Tax Consequences........................................................................13
     The Contribution Agreement..................................................................................14
     Other Related Agreements....................................................................................15

OUR SELECTED CONSOLIDATED FINANCIAL INFORMATION..................................................................18

TRITON SELECTED FINANCIAL INFORMATION............................................................................19

PRO FORMA FINANCIAL DATA.........................................................................................20

UNAUDITED COMPARATIVE PER UNIT DATA..............................................................................26

RISK FACTORS.....................................................................................................27

   Risks Related to the Triton Acquisition.......................................................................27

   Risks Related to Triton and the Combined Business of Atlas and Triton.........................................32

   Federal Income Tax Risks......................................................................................39

THE SPECIAL MEETING..............................................................................................41

   Date, Time and Place; Matters to Be Considered................................................................41

   Proxies.......................................................................................................41

   Solicitation of Proxies.......................................................................................41

   Record Date and Voting Rights.................................................................................41

   Unit Ownership of Management..................................................................................42

   Recommendation of the Conflicts Committee and the Board of Managers of our General Partner....................42


SECURITY OWNERSHIP OF CERTAIN OF OUR BENEFICIAL OWNERS AND MANAGEMENT............................................43

THE TRITON ACQUISITION...........................................................................................44

   General.......................................................................................................44

   Background of the Triton Acquisition..........................................................................44

   Determination of the Conflicts Committee of our General Partner's Board of Managers...........................47

   Determination of the Board of Managers of our General Partner.................................................50

   Opinion of the Financial Advisor to the Conflicts Committee of our General Partner's Board of Managers........50

   Report of Pincock, Allen & Holt...............................................................................63

   Management of our General Partner after the Closing...........................................................65

   Accounting Treatment..........................................................................................66

   Change in Accountants.........................................................................................66

   Governmental and Regulatory Approvals.........................................................................66

   No Appraisal Rights...........................................................................................66

   Federal Securities Laws Consequences..........................................................................66

U.S. FEDERAL INCOME TAX CONSEQUENCES.............................................................................68

THE CONTRIBUTION AGREEMENT.......................................................................................75

   Consideration.................................................................................................75

   Closing Date..................................................................................................75

   Representations and Warranties................................................................................75

   Conduct of Business Pending the Triton Acquisition............................................................77

   Additional Covenants..........................................................................................79

   Restriction on Transfer of Units..............................................................................80

   Public Offering...............................................................................................80

   No Solicitation...............................................................................................81

   Triton Conversion.............................................................................................83

   Cash Collateral Refund........................................................................................84

   Unit Escrow...................................................................................................84

   Conditions to Consummation of the Triton Acquisition..........................................................84

   Termination of the Contribution Agreement.....................................................................86

   Break-Up Fee..................................................................................................87

   Expense Reimbursement.........................................................................................87

   Amendment and Waiver..........................................................................................88

   Headquarters..................................................................................................88

   Name Change...................................................................................................88

OTHER RELATED AGREEMENTS.........................................................................................89

   Purchase Agreement for the Sale of our General Partner........................................................89

   Amendment of our Limited Partnership Agreement................................................................89

   Amendment of our Master Natural Gas Gathering Agreement......................................................103

   Amendment of Limited Partnership Agreement of our Operating Subsidiary.......................................109

   Registration Rights Agreement................................................................................109


INFORMATION ABOUT TRITON........................................................................................111

   Glossary of Selected Mining Terms and Concepts...............................................................111

   Industry Overview............................................................................................112

   Business Overview............................................................................................118

   Workforce....................................................................................................124

   Safety.......................................................................................................125

   Marketing and Customers......................................................................................125

   Competition..................................................................................................126

   Government Regulation........................................................................................126

   Legal........................................................................................................130

   Security Ownership of Certain Beneficial Owners and Management of Triton.....................................131


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF TRITON COAL
COMPANY, LLC....................................................................................................132

EXPERTS.........................................................................................................141

WHERE YOU CAN FIND MORE INFORMATION.............................................................................141

FORWARD-LOOKING STATEMENTS......................................................................................142


INDEX TO FINANCIAL STATEMENTS...................................................................................F-1

APPENDIX A  - Contribution Agreement............................................................................A-1
APPENDIX B  - Opinion of McDonald Investments, Inc..............................................................B-1
APPENDIX C  - Second Amended and Restated Agreement of Limited Partnership of Atlas Natural Resources, L.P......C-1
APPENDIX D  - Second Amended and Restated Agreement of Limited Partnership of Atlas Natural Resources
              Operating Partnership, L.P........................................................................D-1
APPENDIX E  - Amended and Restated Master Natural Gas Gathering Agreement.......................................E-1

                                     SUMMARY

         This section highlights the material information contained in this document but may not contain all of the information that is important to you. You should read carefully the entire proxy statement and the other documents to which it refers, including those referred to in "Where You Can Find More Information" at page [__] of this proxy statement.

    Questions & Answers about the Triton Acquisition and the Special Meeting

Q.       Why am I receiving these materials?  (See pages ______)

A. You are receiving these materials to consider and vote upon a proposal to approve our acquisition of Triton from Vulcan Intermediary and New Vulcan Coal Holdings pursuant to a contribution agreement, dated January 18, 2002, among us, our general partner, Vulcan Intermediary, New Vulcan Coal Holdings, and Resource America, and the transactions related to the contribution agreement. We refer to Vulcan Intermediary and New Vulcan Coal Holdings together throughout this proxy statement as "Vulcan" and we refer to all the transactions contemplated by the contribution agreement as the "Triton acquisition."

         The material terms of the Triton acquisition include the following:

              o We will acquire from Vulcan approximately 99% of the equity interests of Triton, a coal mining company that operates two large, union-free surface coal mines in the Southern Powder River Basin near Gillette, Wyoming. Triton's coal mining operations will become our principal business: on a pro forma basis, assuming the acquisition occurred on December 31, 2001, Triton's assets would represent 79% of our combined assets as of December 31, 2001 and its revenues would constitute 96% of our combined revenues for the six months ended December 31, 2001. We will continue operating our natural gas pipeline.

              o Vulcan will contribute approximately $6 million in cash to us, which we will use to make, promptly after the completion of the Triton acquisition, a special, one-time cash distribution of $3.70 per common unit to each holder of record, on the date of the special meeting, other than our general partner.

              o We will issue to Vulcan 6,960,675 common units, 3,977,529 newly-created subordinated units and 17,642,264 newly-created deferred participation units, as a result of which Vulcan will own 69.2% of our common units, 77.9% of our common and subordinated units in the aggregate, and 90.2% of our common, subordinated and deferred participation units in the aggregate.

              o Our 1,641,026 currently outstanding subordinated units, all of which are held by our general partner, will be transferred to Resource America, Inc., or one of its affiliates, and will convert into 1,481,026 common units at closing.

              o We will amend and restate our limited partnership agreement and the limited partnership agreement of our operating subsidiary, Atlas Pipeline Operating Partnership, L.P.

              o We will amend, restate and consolidate our master natural gas gathering agreement and omnibus agreement with Atlas America, Inc., a subsidiary of Resource America. Resource America and Atlas America will make a new commitment to drill and connect 500 wells to our gathering system.

              o We will terminate our distribution support agreement with our general partner.

              o We will obtain at least $225 million of debt and equity financing in order to discharge all of our and Triton's outstanding indebtedness, to repay specified capital contributions from Vulcan to Triton and to pay all expenses related to the Triton acquisition. We expect that completion of this financing will result in our having outstanding indebtedness of approximately $204.9 million, on a pro forma basis, and $25 million of pay-in-kind preferred units. As of December 31, 2001, we had outstanding indebtedness of approximately $2.1 million and no outstanding preferred units while Triton had outstanding indebtedness of approximately $195.8 million. The successful completion of this refinancing is a condition to the completion of the acquisition.

Q.       Who is Triton?  (See pages ______)

A. Triton is a coal mining company that owns and operates two large, union-free surface coal mines located in the Southern Powder River Basin near Gillette, Wyoming that produce environmentally compliant, sub-bituminous coal for use by electric utilities. Triton is one of the ten largest domestic producers of coal in total tons produced, having produced 43 million tons in 2001.

Q. What will happen to our general partner after the Triton acquisition? (See pages ___)

A. Concurrently with the completion of the Triton acquisition, New Vulcan Coal Holdings or one of its affiliates will purchase from subsidiaries of Resource America all of the equity interests of our general partner for approximately $29 million in cash. Our general partner will continue as our general partner after completion of the purchase. However, it will no longer be an indirect subsidiary of Resource America. Instead, it will become a subsidiary of New Vulcan Coal Holdings. Resource America will own approximately 14.7% of our outstanding common units after the Triton acquisition and, through its subsidiary, Atlas America, Inc., will continue to operate our natural gas pipeline.

Q. Will the composition of our general partner's board of managers change? (See pages ___)

A. Yes. Upon completion of the Triton acquisition, the board of managers of our general partner will be increased to nine members from seven. As the owner of all of the membership interests of our general partner after the closing of the Triton acquisition, New Vulcan Coal Holdings will control our general partner and appoint all of the members of the board of managers, except that Resource America will retain the right to designate one member as long as Resource America and its affiliates beneficially own at least 50% of the common units held by them at the closing of the Triton acquisition. The Resource America designee will initially be Jonathan Z. Cohen, Executive Vice President of Resource America and current Vice Chairman and Executive Vice President of our general partner. Walter W. Farley and John R. Wolak, current members of Triton's board of managers, are expected to become members of the board of managers of our general partner. The remaining six members have yet to be determined, but at least three will be independent. All of the other current members of the board of managers of our general partner will resign upon completion of the Triton acquisition.

Q. What will our common unitholders receive when the Triton acquisition occurs? (See pages ___)

A. When the Triton acquisition is completed, we will make a special, one-time cash distribution of $3.70 per common unit to our common unitholders of record at the close of business on the date of the special meeting. Vulcan will contribute to us approximately $6 million in cash to enable us to make this special cash distribution. The common units to be issued to Vulcan and Resource America upon the closing of the Triton acquisition will not participate in the special cash distribution. There will be no change to your existing common units. However, after the Triton acquisition, our currently outstanding common units will represent only 16.1% of our outstanding common units, 11.5% of our outstanding common and subordinated units in the aggregate, and 5.1% of our outstanding common, subordinated and deferred participation units in the aggregate, as opposed to their current percentages of 100% of our outstanding common units and 49.7% of our outstanding common and subordinated units in the aggregate.

Q. Will the minimum quarterly distribution currently paid on the common units be affected as a result of the Triton acquisition? (See pages ___)

A. Our limited partnership agreement will continue to provide that the common units will receive a minimum quarterly distribution of at least $0.42 per common unit before the payment of any distributions to the subordinated units. However, upon completion of the Triton acquisition, the distribution support agreement, under which our general partner agreed to support the minimum quarterly distributions through February 2, 2003, will terminate. This means that the potential support from our general partner of our minimum quarterly distribution to common unitholders will end __ months earlier than scheduled. However, even if our general partner's distribution support obligation continued to its full term, it would be diluted to an obligation to pay not more than $.06 per common unit per quarter as a result of our issuance of common units to Vulcan and Resource America in the Triton acquisition.

Q. When will the subordinated units to be issued to Vulcan convert to common units? (See pages ___)

A. The newly-created subordinated units to be issued to Vulcan will be similar to our currently outstanding subordinated units. The subordinated units will be subordinated to our common units with respect to payment of our minimum quarterly distribution and will convert into common units on a one-for-one basis when particular financial and other tests are met. Those tests include when our distributions of available cash are at least $0.42 per outstanding common and subordinated unit for eight consecutive quarters or at least $0.58 for four consecutive quarters. For the purposes of the four quarter test, the first four quarters immediately following the Triton acquisition are not counted. As a result, the subordinated units cannot convert into common units before July 2004.

Q. When will the deferred participation units to be issued to Vulcan convert to subordinated units? (See pages ___)

A. The deferred participation units will convert into subordinated units on a one-for-one basis, in four equal tranches, when particular financial and other tests are met, including when distributions in any one quarter of our available cash for each outstanding common and subordinated unit, and each deferred participation unit to be converted, reach at least:

              o   $0.61 for the first tranche;

              o   $0.64 for the second tranche;

              o   $0.67 for the third tranche; and

              o   $0.70 for the fourth tranche.

         No more than one tranche may convert in any four quarter period. The first tranche may convert no earlier than September 2003. For purposes of the test, available cash in a quarter does not include cash set aside for reserves. Our general partner, which determines the amount of our reserves, could affect the amount of available cash in any quarter by increasing or decreasing reserves for the quarter. Therefore, our general partner's decisions with respect to reserves could make it easier for the deferred participation unit conversion test to be met in a particular quarter.

         Upon the conversion of a deferred participation unit into a new subordinated unit, the new subordinated unit will be subject to the subordinated unit conversion tests described in the previous Q&A. Because a subordinated unit must be outstanding during each of the quarters in the applicable conversion test period, a new subordination period will begin with respect to the new unit. Thus, the earliest a subordinated unit issued in September 2003 upon conversion of a deferred participation unit could convert into a common unit is October 2004. The deferred participation units will not be entitled to receive distributions nor will they vote, except with respect to matters that would have a material adverse effect on the rights and preferences of the deferred participations units relative to other units. Any deferred participation unit that has not converted into a subordinated unit by the eighth anniversary of the closing of the Triton acquisition will automatically expire.

Q. Why are the currently outstanding subordinated units converting early? (See pages __)

A. The subordinated units are currently held by our general partner, who will transfer them to Resource America or one of its affiliates immediately before the closing of the Triton acquisition. Under our current partnership agreement, these 1,641,026 subordinated units would convert into common units on a one-for-one basis no earlier than January 1, 2005 if particular financial tests were met. Since Resource America will no longer control our general partner, the negotiations for the acquisition of Triton and the sale of our general partner included:

              o the acceleration of the conversion of these subordinated units into common units,

              o a concomitant reduction in the units' conversion ratio so that we will issue only 1,481,026 common units to Resource America, and

              o Resource America's agreement not to transfer these common units for up to one year, unless sold or transferred pursuant to a public offering or unless Vulcan sells more than $50 million of its common units.

         The effect of this early conversion of the subordinated units on our common unitholders is that an additional 1,481,026 common units will be outstanding at the time of closing, representing 14.7% of the outstanding common units at that time.

Q. Will the units to be issued to Vulcan and Resource America be freely tradable? (See pages ______)

A. No. The units we will issue to Vulcan, and the common units we will issue to Resource America upon conversion of our currently outstanding subordinated units, will be "restricted securities" under the Securities Act of 1933. This means that they cannot be resold unless they are registered for public offering under the Securities Act or there is an exemption available from the registration requirements.

         However, we have agreed to use our reasonable best efforts to prepare a registration statement after the closing that will permit Vulcan to offer and sell up to all of the common units we issue to it upon closing of the Triton acquisition. We expect this public offering to occur as promptly as possible following the closing of the Triton acquisition, depending on market conditions. If Vulcan is able to sell all of its common units in this public offering, Resource America will be permitted to participate in this public offering and sell up to $20 million of its common units.

Q. How much debt do we expect to incur in connection with the Triton acquisition? (See pages ___)

A. We expect to incur approximately $200 million in debt and to issue to Vulcan approximately $25 million of pay-in-kind preferred units, the proceeds of which will be used to discharge all of our and Triton's outstanding indebtedness, to repay specified capital contributions from Vulcan to Triton, and to pay all expenses related to the Triton acquisition. In addition, we expect to obtain a revolving credit facility appropriate for the operations of our combined businesses. Completion of this financing would result, on a pro forma basis, in our having outstanding indebtedness of approximately $204.9 million; as of December 31, 2001, we had outstanding indebtedness of approximately $2.1 million while Triton had outstanding indebtedness of approximately $195.8 million. The successful completion of this refinancing is a condition to the completion of the acquisition. The terms of the financing have not yet been negotiated nor have we obtained any commitments for the financing. Accordingly, we cannot give you any assurance as to the terms that will actually be achieved or that we will be able to complete the financing.

Q. Will there be any changes to my rights as a common unitholder after the Triton acquisition? (See pages ____)

A. Our partnership agreement must be amended to reflect the terms of the Triton acquisition. Most of the changes relate to the terms of the newly-created subordinated units and deferred participation units that we will issue to Vulcan. These and other changes to this agreement will affect your rights as a common unitholder.

Q.       What changes will be made to our partnership agreement? (See pages __)

A. The significant changes to be made to our partnership agreement are as follows:

         o Two new classes of units will be created: a new class of subordinated units and a class of deferred participation units. Most of the changes to our partnership agreement relate to the terms of and conversion tests for these newly-created units.

         o A third new class of pay-in-kind preferred units will be created if the terms of the refinancing of our and Triton's debt include the issuance of these units. Although the terms of the pay-in-kind preferred units are still being negotiated between us and Vulcan, we expect that these units will receive distributions in the form of additional preferred units rather than cash. Issuance of these units will require unitholder approval and, therefore, their terms will be finalized before we mail this proxy statement to our common unitholders.

         o All of our 1,641,026 currently outstanding subordinated units will convert into 1,481,026 common units at closing.

         o Vulcan and its beneficial owners will not be subject to the voting limitations that apply to a holder of 20% or more of our partnership securities. If this exemption were not made, Vulcan would be precluded from voting any of the units it acquires in the Triton acquisition.

         o The number of common units we will be allowed to issue during the subordination period without restriction or unitholder approval will increase from 150,000 to 4,500,000.

         o There will be no restriction on the amount of indebtedness that we may incur during the new subordination period. However, it is likely that our new financing will impose restrictions on our level of indebtedness.

         o Our general partner's general partner interest in us will initially be reduced from 1.0101% to 1%, will no longer be fixed at a specified percentage with a requirement to maintain that percentage and will be represented by newly-created general partner units. However, our general partner's general partner interest will not exceed 1%.

         o The withdrawal or removal of our general partner, specified transfers of the incentive distribution rights and specified transfers by our general partner of its general partner interest will require the vote of both our common units and our subordinated units, each voting separately as a class, rather than a vote of only the common units. However, common units and subordinated units held by our general partner and its affiliates will continue to be excluded from these votes.

         o Upon the conversion of a deferred participation unit into a subordinated unit, the capital accounts related to all of the then outstanding common and subordinated units will be adjusted so that the capital account for the "new" subordinated unit will be the same as that of every other then outstanding subordinated unit.

         o   We will change our name to "Atlas Natural Resources, L.P."

         A copy of our proposed amended and restated partnership agreement, showing additions to and deletions from our current agreement, is attached as Appendix C to this proxy statement.

Q. What changes will be made to the partnership agreement of our operating subsidiary? (See pages ____)

A. The partnership agreement of our operating subsidiary will be amended to conform to the revisions to be made to our partnership agreement. In addition, our operating subsidiary will not be required to make the one remaining special allocation of taxable income to our general partner. Consequently, the ratio of taxable income to distributions is expected to be higher than in prior years for our unitholders for the taxable year 2002. A copy of the proposed amended and restated partnership agreement of our operating partnership, showing additions to and deletions from the current agreement, is attached as Appendix D to this proxy statement.

Q. Will I experience any tax consequences as a result of the Triton acquisition? (See pages ___)

A. You should not have immediate taxable income or gain as a result of the Triton acquisition except to the extent that your tax basis, on a per unit basis, is less than the $3.70 special distribution per common unit. The tax consequences of the Triton acquisition, including federal income tax consequences, will depend in part on your own tax circumstances. You should consult your own tax adviser to determine whether specific tax consequences apply to you, as well as about the state, local and foreign tax consequences of the Triton acquisition.

Q. Why are we issuing general partner units to our general partner? (See pages ____)

A. Our general partner's general partner interest in us has not been represented by units but rather merely by reference to its percentage ownership in us. Since the proposed amendments to our limited partnership agreement allow our general partner's percentage interest in us to be reduced below 1% if our general partner does not make a capital contribution upon our issuance of partnership units, we will create the general partner units in order to allow us to more easily calculate our general partner's percentage interest. The creation of these general partner units is not a substantive change in our partnership interests and does not affect the relative rights, duties, benefits or obligations of our general or limited partner interests.

Q. Why is our general partner going to be permitted to make less than a 1% capital contribution in us?

A. By not requiring a capital contribution from our general partner when we issue additional partnership units, we may be able to take advantage of opportunities that would not otherwise be available. Currently, our general partner is required to make a capital contribution upon our issuance of partnership units. If, for instance, our general partner does not have the available cash to make such a capital contribution, we may not be able to issue the applicable partnership units or make an acquisition with our partnership units. Under the proposed amendments to our partnership agreement, our general partner's percentage interest in us and its associated distributions will be reduced proportionately if it makes less than a 1% contribution to us. Our general partner will be permitted in the future to make a capital contribution to bring its percentage interest back to the 1% level. However, its general partner interest cannot exceed 1%.

Q: What are the principal risks of the Triton acquisition I may want to consider? (See pages __)

A: You should carefully read the "Risk Factors" section of this proxy statement. The principal risks you may want to consider are:

              o Our general partner, an indirect subsidiary of Resource America, negotiated the Triton acquisition with Vulcan. Resource America, and our general partner, have interests in the acquisition that are different from your interests as a common unitholder, which we describe in the next Q&A.

              o The percentage ownership of our current common unitholders in us will be substantially diluted by the issuance of units to Vulcan. As long as Vulcan owns a majority of our common and subordinated units, it will be able to approve or disapprove all matters submitted to the limited partners for a vote, regardless of the vote of other common unitholders, except with respect to matters as to which our general partner and its affiliates are not entitled to vote.

              o The acquisition of Triton will change our business from solely the transmission of natural gas to one which is predominantly the mining and sale of coal.

              o Future sales of our common units in the public market and particularly the anticipated sale by Vulcan of its units following the closing, or the perception that such sales may occur, may depress the price of our common units.

              o The acquisition of Triton will substantially increase our indebtedness, which may result in reductions in our cash available for distributions and restrictions in our operations.

              o Triton has had losses since its inception in December 1998, and may continue to do so.

Q. In what way are the interests of our general partner and Resource America different than those of the common unitholders?

A. Our general partner is an indirect, wholly-owned subsidiary of Resource America. Thus, its officers and managers have fiduciary duties to manage our general partner's business in a manner beneficial to Resource America. As a result, our general partner has interests in the Triton acquisition that are different from, or in addition to, your interests as a common unitholder. Resource America has the following interests in the Triton acquisition:

              o Subsidiaries of Resource America will receive approximately $29 million in cash for the sale of our general partner to New Vulcan Coal Holdings.

              o The 1,641,026 subordinated units held by our general partner will be transferred to Resource America and will convert into 1,481,026 common units at the closing rather than upon the termination of the current subordination period, which would otherwise extend until at least January 1, 2005.

              o Resource America has agreed not to sell the 1,481,026 common units until the first anniversary of the closing or until Vulcan sells $50 million of its common units in a registered offering. However, Resource America may earlier sell up to $20 million of its common units under the registration statement we will file for Vulcan after the closing if Vulcan sells all of its common units in that offering.

              o Resource America will have "demand" and "piggyback" registration rights to register for sale its common units at our expense under the registration rights agreements we will enter into with Vulcan and Resource America.

              o So long as Resource America continues to own at least 50% of the common units owned by it as of the closing date, it will have the right to designate one member of the board of managers of our general partner.

              o Because our general partner's obligation to support the payment of our $0.42 minimum quarterly distribution until February 2, 2003 will terminate, Atlas America, a Resource America subsidiary, will no longer be required to maintain a letter of credit to support that obligation.

              o We will pay fees to Atlas America to operate our pipeline system after the closing.

              o Atlas America's obligation to provide us annually with up to $1.5 million of construction financing will terminate.

              o We will amend and restate our master natural gas gathering agreement to cap the transportation fee that we may charge Resource America, its affiliates and investment programs, at $0.80 per mcf, subject to increases proportionate to consumer price index increases. Currently there is no cap on the transportation fees. In the eight fiscal quarters ended December 31, 2001, the transportation fees paid by Resource America per mcf have averaged $0.71 and have been as high as $1.11.

Q. Does the board of managers of our general partner support the Triton acquisition? (See pages ___)

A. Yes. The board of managers of our general partner believes the Triton acquisition is fair to us and in the best interests of our common unitholders, and unanimously recommends that our unitholders vote in favor of the proposal described in this proxy statement. In making its determination and recommendation, the board of managers considered:

              o The determination of the conflicts committee of the board, which relied in part on the fairness opinion provided by McDonald Investments, that the Triton acquisition is fair and reasonable to us as a whole and that the units held by our common unitholders following the completion of the acquisition should prove to be more valuable and preferable to own than the common units would be if we did not make the Triton acquisition.

              o Management's analysis of the value of Triton based on projected coal production, coal price assumptions, production costs and capital expenditures and on a comparison of trading multiples for other publicly-traded coal companies.

              o Its belief that the principal factors giving rise to Triton's historic losses are no longer significant: Triton has resolved the geologic and production problems at its mines and the prices it will receive for its coal in 2002-03 are higher, based on current contractual commitments, than the prices it received from inception through December 31, 2001. Management believes, based on current contractual commitments for Triton's coal, that Triton will generate incrementally higher cash flows.

              o Its belief that the combination of Triton's business with our existing business will create a stronger, more competitive and diversified company with greater potential for long-term growth, increased liquidity and expanded analyst coverage.

              o Its belief, based on the analysis of McDonald Investments described in this proxy statement, that the Triton acquisition will allow us to increase distributions to our common unitholders by at least 15% per year through 2005. For the description of McDonald Investments' analysis, see "The Triton Acquisition--Opinion of the Financial Advisor to the Conflicts Committee of our General Partner's Board of Managers--Accretion/Dilution to Forecasted Distributions for our Common Units."

              o The fact that a substantial portion of Vulcan's equity interest in us will be subordinated and will not convert into common units if we under-perform.


Q. What vote is required to approve the Triton acquisition? (See pages ___)

A. To approve the proposal in this proxy statement, we will need the affirmative vote of a majority of the outstanding common units and subordinated units, each voting separately as a class. Our general partner has agreed to vote all of the subordinated units owned by it, representing all of the outstanding subordinated units, in favor of the proposal. Accordingly, the class vote of the subordinated units for the proposal is assured.

Q.       What should I do now?  (See pages ___)

A. You should carefully read and consider the information contained in this proxy statement. You should then follow the instructions on your proxy card as soon as possible so that your units will be represented at the special meeting of the unitholders. You may also vote in person at the special meeting.

Q.       What happens if I do not return my proxy card?  (See pages ___)

A. Because we require the approval of a majority of the outstanding common units in order to approve the Triton acquisition, your failure to return your proxy card or to otherwise vote at the special meeting will be equivalent to a vote against the Triton acquisition.

Q. If my units are held in "street name" by my broker, will my broker vote my units for me? (See pages ___)

A. Your broker will vote your units only if you provide instructions on how to vote. You should follow directions provided by your broker regarding how to instruct your broker to vote your units. Without instructions, your units will not be voted, which will have the same effect as voting against the proposal in this proxy statement.

Q. What does it mean if I receive more than one proxy card? (See pages ___)

A. It means that you have multiple accounts at the transfer agent and/or with brokers. Please follow the instructions on your proxy cards to ensure that you vote all of your common units.

Q. Can I change my vote after I have mailed the proxy card? (See pages ___)

A. Yes. You can change your vote at any time before your proxy is voted at the special meeting. You may revoke your proxy by notifying the secretary of our general partner in writing or by submitting a new proxy card dated after the date of the proxy being revoked. You may also revoke your proxy by attending the special meeting and voting in person. You cannot revoke your proxy by simply attending the special meeting. If you instruct a broker to vote your units, you must follow the instructions received from your broker to change your vote.

Q.       Are common unitholders entitled to dissenters' rights? (See page ___)

A. No. Common unitholders will not be entitled to dissenters' rights of appraisal.

Q. When do you expect the Triton acquisition to be completed? (See pages ___)

A. We are working to complete the Triton acquisition as quickly as possible. Assuming we can satisfy all of the other conditions to our respective obligations to close the acquisition, we and Vulcan plan to complete the acquisition promptly after the special meeting of the unitholders. If the Triton acquisition is not completed by June 15, 2002 because we and Triton have been unable to complete the proposed financing and related revolving credit facility, then both we and Vulcan have a right to extend the contribution agreement termination date until July 31, 2002. Otherwise, both we and Vulcan have the right to terminate the contribution agreement at any time after June 15, 2002 or as otherwise permitted under the contribution agreement.

Q.       Whom should I call if I have questions?

A. Unitholders who have questions about the Triton acquisition or the proposal may call our information agent:

                           D.F. King & Co., Inc.
                           77 Water Street
                           New York, NY 10005

                           Banks and brokers call collect:
                           (212) 269-5550

                           All others call toll free:
                           (800) 659-6590

The charts on the following pages show our organization before and after giving effect to the Triton acquisition.

                             [Organizational Charts]


                                [CHARTS OMITTED]

                         Additional Summary Information

This section, together with the "Questions & Answers" section above, highlights selected information from this proxy statement. It does not contain all of the information that may be important to you. You should carefully read the entire proxy statement and the other documents to which this document refers you including the documents described in "Where You Can Find More Information."

                                  The Companies

Atlas Pipeline Partners, L.P.
311 Rouser Road
P.O. Box 611
Moon Township, Pennsylvania 15108
(412) 262-2830

We own and operate natural gas pipeline-gathering systems in eastern Ohio, western New York and western Pennsylvania. As of December 31, 2001, our gathering system consisted of over 1,300 miles of intrastate pipelines, including approximately 300 miles of intrastate pipelines we constructed or acquired during the year ended December 31, 2001. The gathering systems served approximately 4,000 wells at December 31, 2001, with an average daily throughput for the year then ended of 46,478 thousand cubic feet, or mcf, of natural gas. During the year ended December 31, 2001, the gathering systems transported 17.0 billion cubic feet, or bcf, of natural gas.

The gathering systems provide a means through which well owners and operators can transport their natural gas to public utility pipelines for delivery to customers. The gathering systems currently connect with public utility pipelines operated by Peoples Natural Gas Company, National Fuel Gas Supply, Tennessee Gas Pipeline Company, National Fuel Gas Distribution Company, East Ohio Gas Company, Columbia of Ohio, Consolidated Natural Gas Co., Texas Eastern Pipeline and Columbia Gas Transmission Corp.

Public utility pipelines charge transportation fees to the person having title to the natural gas being transported, typically either the well owner, an intermediate purchaser such as a natural gas distribution company, or a final purchaser. We do not have title to the natural gas we gather and deliver, and, accordingly, we do not pay transportation fees charged by public utility pipelines. We do not engage in storage or gas marketing programs, nor do we engage in the purchase and resale for our own account of natural gas transported through our gathering systems. We do not transport any oil produced by wells connected to the gathering systems.

We are managed and operated by our general partner, Atlas Pipeline Partners GP, LLC. Our general partner has an approximate 2% partnership interest in our pipeline operations on a consolidated basis.

Triton Coal Company, LLC
113 S. Gillette Avenue
Gillette, Wyoming  82716
307-867-2062
(See page ___)

Triton is a privately-held, wholly-owned subsidiary of New Vulcan Coal Holdings through New Vulcan Coal Holdings' ownership of Vulcan Intermediary. Triton owns and operates two large, union-free surface coal mines located in the Southern Powder River Basin near Gillette, Wyoming that produce environmentally compliant and super-compliant sub-bituminous coal. Triton is one of the ten largest domestic producers of coal in total tons produced. Triton believes that both of its mines are among the lowest cost producers of coal in the U.S. and both are highly productive in terms of tons of coal produced per man hour.

Triton's two mines are the Buckskin mine and the North Rochelle mine. The Buckskin mine, located north of Gillette, has been in operation since 1981 and the North Rochelle mine, the newest mine in the Powder River Basin, located south of Gillette, began full scale commercial shipping of coal in April 1999. The Buckskin mine produced approximately 19.2 million tons in calendar 2001 and the North Rochelle mine produced approximately 23.8 million tons during the same period. Triton's management currently expects Buckskin to produce approximately 20 million tons in calendar 2002 and North Rochelle to produce approximately 25 million tons in 2002.

Triton currently sells its coal to approximately 25 customers under both long-term contracts and short-term spot market arrangements, including utility and non-utility generators of electricity such as Midwest Generation, LLC, a subsidiary of Edison Mission Energy, Oklahoma Gas and Electric Company, Ontario Power Generation, Inc., Louisiana Generating, LLC, a subsidiary of NRG Energy, Inc., and Dynegy, Inc.

At December 31, 2001, the two Triton mines controlled combined reserves of approximately 727 million saleable tons of sub-bituminous coal. At that date, the Buckskin mine had reserves of approximately 465 million tons of 8,400 British thermal units, or Btu, per pound compliance coal and the North Rochelle mine had reserves of approximately 262 million tons of 8,800 Btu per pound super-compliance coal. "Compliance" coal is coal that meets the Clean Air Act Amendments standards and emits less than 1.2 pounds of sulfur dioxide per million Btu, or MMBtu, when burned. "Super-compliance" coal is coal that meets the Clean Air Act Amendments standards and emits less than 0.8 pounds of sulfur dioxide per MMBtu when burned.

Based on current and expected future demand levels, Triton has expanded production at the North Rochelle mine from its originally designed capacity of 17 million tons of coal per year to approximately 25 million tons of coal per year. The Buckskin mine has both the infrastructure and coal reserve capacity to support production greater than its current production level of approximately 20 million tons of coal per year. As part of Triton's planned acquisition of additional reserves, Triton has filed two lease-by-applications with the Federal government, one at each mine, which, if obtained, would add approximately 336 million recoverable tons to Triton's reserves. There can be no assurance that Triton will obtain these or any other leases sought by Triton as the lease-by-application process is competitive and applicants other than Triton could acquire them. For a discussion of the lease-by-application process, see "Information About Triton--Business Overview. "

                        The Special Meeting (See page __)

The special meeting of our unitholders will be held on ______ __, 2002 at 10:00 a.m., local time, at _________________, [Philadelphia, Pennsylvania ______]. At the special meeting, you will be asked to consider and vote upon a proposal to approve the Triton acquisition.

You can vote, or submit a proxy to vote, at the special meeting if you were a record holder of our common units or subordinated units on the record date, which is at the close of business on _______ __, 2002. You can also vote your units by following the instructions on the enclosed proxy card. You can revoke your proxy at any time before it is exercised. You can also vote your units by attending the meeting and voting in person.

Approval of the proposal in this proxy statement requires the affirmative vote of the holders of a majority of our outstanding common and subordinated units, each voting separately by class.

There were 1,621,159 common units and 1,641,026 subordinated units outstanding as of the record date. Each holder of common units and subordinated units is entitled to one vote per unit with respect to all matters on which a vote is to be taken at the special meeting. Our general partner has agreed to vote all of our subordinated units owned by it, representing all of the outstanding subordinated units, in favor of the proposal. Accordingly, the class vote of the subordinated units for the proposal is assured.

A list of the common unitholders entitled to receive notice of and vote at the special meeting will be available at the meeting. Unitholders may also obtain a copy of the list by written request to us.

                      The Triton Acquisition (See page __)

Opinion of the Financial Advisor to the Conflicts Committee (See page __)

We have attached McDonald Investments' written opinion as Appendix B to this proxy statement. We urge you to read this opinion carefully.

On January 16, 2002, McDonald Investments, financial advisor to the conflicts committee of the board of managers of our general partner, delivered its opinion to the conflicts committee that, as of that date and based upon and subject to certain matters stated in its written opinion, the consideration to be paid pursuant to the contribution agreement and the related agreements is fair, from a financial point of view, to us and our common unitholders.

In giving its fairness opinion, McDonald Investments assumed that we and Triton would be able to refinance our debt on terms McDonald Investments considered reasonable. Neither we nor Triton have received a commitment from a lender with respect to the refinancing, and we do not anticipate we will receive a commitment until shortly before the closing of the Triton acquisition. McDonald Investments may withdraw or modify its opinion if we do not secure the refinancing, or if the refinancing is secured on terms it deems unreasonable. In any event, McDonald Investments has no obligation to confirm its fairness opinion if we receive the refinancing or a commitment for it. We intend to terminate the Triton acquisition without closing if McDonald Investments withdraws its opinion or modifies the opinion in any materially adverse way.

                      U.S. Federal Income Tax Consequences
                                  (See page __)

Ledgewood Law Firm, P.C. has rendered the following opinions to us in connection with the Triton acquisition:

     o Immediately before and after the Triton acquisition, and for all taxable years of our existence, we and each of our operating subsidiaries have been and will be classified as a partnership, and not as an association or as a publicly-traded partnership taxable as a corporation for federal income tax purposes.

     o This proxy statement accurately sets forth the material federal income tax consequences to the holders of common units of the Triton acquisition and related transactions.

The Triton acquisition raises the following material tax considerations:

     o As a publicly traded partnership, if, following the Triton acquisition, less than 90% of our gross income, including our share of Triton's gross income, constitutes "qualifying income," we will be taxed as a corporation rather than as a partnership for federal income tax purposes. However, we anticipate that more than 90% of our gross income following the Triton acquisition will constitute "qualifying income."

     o Assuming our unitholders have a tax basis in their units greater than $3.70 per unit, the special distribution of $3.70 per unit to our common unitholders should be treated as a tax-free return of capital to those common unitholders. However, the distribution will reduce each common unitholder's tax basis in his or her units by the amount of the distribution.

     o The Triton acquisition will result in the dilution of each unitholder's percentage interest in us and will consequently reduce each unitholder's percentage share of our current nonrecourse liabilities. On the other hand, our overall nonrecourse liabilities will increase as a result of the Triton acquisition. Thus, each unitholder will have a net increase in his or her share of our nonrecourse liabilities.

     o Our operating subsidiary will not make the one remaining special allocation of its taxable income to our general partner. With the issuance of the units in the Triton acquisition, the effect of the special allocation for our existing unitholders, if it had survived, would have been significantly diluted. After the acquisition, Triton's depletion and depreciation will partially offset the taxable income allocated to our existing unitholders for fiscal 2002, but not as much on a per unit basis as the special allocation to our general partner would have for our existing unitholders. Consequently, the ratio of taxable income to distributions is expected to be higher than in prior years for our unitholders for the taxable year 2002 and thereafter. In addition, the existing agreement provides that prior special allocations of taxable income made to the general partner will be reversed to the extent possible upon specified future events, making it likely that common unitholders will recognize taxable income in excess of cash distributions or have a reduction in liquidation distributions, or both, for the years in which this reversal is made.

     o We will issue deferred participation units which, when converted into subordinated units, will result in a reduction of each common and subordinated unitholder's capital account balance, but not the tax basis. This reduction may reduce the amount of losses that can be allocated to the unitholder and may reduce the distributions made to the unitholder if we are liquidated.

     o Our taxable year will change from a fiscal year ending September 30 to a calendar year. As a result, in 2002 we will have two "short" taxable years that each will be less than 12 months long. This may result in some unitholders including their share of more than 12 months of our income, gain, loss and deduction in one of their taxable years.

     o We will be entitled to additional deductions relating to our interest in the two Triton mines. Some of these deductions are subject to recapture and may be limited with respect to some unitholders.

You should consult your own tax adviser to determine whether specific tax consequences apply to you, as well as about the state, local and foreign tax consequences of the Triton acquisition.

                    The Contribution Agreement (See page ___)

The contribution agreement is included as Appendix A to this proxy statement. It is the legal document that governs the Triton acquisition. (See page __)

Conditions to Consummation of the Triton Acquisition

Each of the following conditions must be satisfied before the Triton acquisition will be completed:

     o Approval and adoption by a majority of each of our common units and subordinated units of the proposal contained in this proxy statement;

     o We and Triton shall have received at least $225 million in proceeds from the financing, which will be used to refinance all of our outstanding indebtedness under our existing loan facility and all of Triton's outstanding indebtedness, to repay specified capital contributions from Vulcan to Triton, and to pay fees and expenses related to the Triton acquisition;

     o We and Triton shall have entered into a revolving credit facility appropriate for the combined company after the closing of the acquisition;

     o The sale of our general partner, which is subject to separate, customary closing conditions, shall have been completed concurrently;

     o No material adverse change shall have occurred with respect to us or Triton; and

     o Other customary closing conditions set forth in the contribution agreement.

To the extent permitted by law, we or Vulcan may each waive conditions for the benefit of each respective company and its equity holders and complete the Triton acquisition even though one or more of these conditions has not been met. We cannot assure you that the conditions will be satisfied or waived or that the Triton acquisition or the related transactions will occur.

Triton Conversion

Triton is currently a Delaware limited liability company. The contribution agreement permits Triton to convert from a limited liability company into a limited partnership before the closing of the Triton acquisition, with a proportionate reduction of the number of units we will issue to Vulcan if it contributes less than 100% of the equity interest of Triton to us. Because Triton will convert into a limited partnership immediately before the closing, we have throughout this proxy statement shown the proportionately reduced number of common, subordinated and deferred participation units we will issue to Vulcan, reflecting the fact that Vulcan will contribute 98.012583% of Triton to us at the closing. An additional 0.977317% limited partner interest in Triton will be contributed to us immediately after the closing, so that we will have a 98.9899% interest in Triton.

Termination of the Contribution Agreement (See page __)

Vulcan and we may agree at any time to terminate the contribution agreement without completing the Triton acquisition, even if our unitholders have approved the transactions described in this proxy statement. Also, either party may terminate the contribution agreement if:

     o The Triton acquisition is not completed by June 15, 2002, except that either party may elect to extend the termination date until July 31, 2002 if the $225 million financing and the related revolving credit facility cannot be completed by June 15, 2002 and this proxy statement has already been mailed to our unitholders.

     o The other party materially breaches its representations and warranties or obligations under the contribution agreement.

     o Any court or governmental authority issues an order or judgment preventing completion of the Triton acquisition.

     o Our unitholders fail to approve the Triton acquisition and the related matters described in this proxy statement.

     o McDonald Investments, financial advisor to the conflicts committee of our general partner's board of managers, adversely modifies or rescinds its fairness opinion.

In addition, Vulcan may terminate the contribution agreement if:

     o The board of managers or the conflicts committee of our general partner

         o withdraws or modifies, in any manner adverse to Vulcan, its approval or recommendation of the Triton acquisition, or

         o   approves or recommends an alternative transaction; or

     o Vulcan determines that an alternative transaction with respect to Triton would be superior to the transaction with us proposed in this proxy statement.

We may terminate the contribution agreement if:

     o Vulcan approves or recommends an alternative transaction; or

     o The conflicts committee of the board of managers of our general partner determines that an alternative transaction would be superior to the Triton transaction proposed in this proxy statement.

Break-Up Fee (See page __)

Triton has agreed to pay us an $8 million break-up fee, and we have agreed to pay Triton a $4 million break-up fee, if the contribution agreement is terminated under specified circumstances, including, in the case of Triton, if Triton approves or recommends an alternative transaction, or, in our case, if we approve or recommend an alternative transaction.

Expense Reimbursement (See page ___)

Triton and we will pay our own respective fees and expenses regardless of whether the acquisition is completed. However, if Triton and we are unable to obtain the $225 million financing and related revolving credit facility and the contribution agreement is terminated, then, so long as neither we nor Triton are also required to pay a break-up fee, Vulcan will be required to reimburse us, our general partner and Resource America for their reasonable out-of-pocket expenses, not to exceed $1,000,000 in the aggregate, plus 50% of the fees paid by our general partner to McDonald Investments, up to $187,500.

Triton will not be required to reimburse these expenses if:

     o Our unitholders fail to approve the proposal presented in this proxy statement;

     o There has been a material adverse change with respect to us;

     o We, our general partner, Resource America or any of its affiliates have materially breached obligations under the contribution agreement;

     o There is an injunction or other order in effect prohibiting the completion of the Triton acquisition; or

     o The reason we cannot obtain the financing is that we materially fail to have title to assets used in our pipeline business.

                            Other Related Agreements

Purchase Agreement for the Sale of our General Partner (See page __)

Concurrently with the Triton acquisition, New Vulcan Coal Holdings, or an affiliate, will purchase all of the membership interests of our general partner from subsidiaries of Resource America for $29 million in cash. As a consequence, our general partner will no longer be an indirect subsidiary of Resource America. Instead, it will become a subsidiary of New Vulcan Coal Holdings.

Neither New Vulcan Coal Holdings nor the selling Resource America subsidiaries are obligated to complete the sale of our general partner if, among other things, the Triton acquisition is not completed concurrently. If the sale of our general partner is not consummated in circumstances which would give rise to a break-up fee payable by Triton as described in "--Break-Up Fee" below, then New Vulcan Coal Holdings will pay a break-up fee of $12 million to the sellers. If the sale of our general partner is not consummated in circumstances which would give rise to a break-up fee payable by us, the selling Resource America subsidiaries will pay a break-up fee of $6 million to New Vulcan Coal Holdings.

Amendment of our Master Natural Gas Gathering Agreement (See page ___)

A copy of the proposed amended and restated master natural gas gathering agreement is attached as Appendix E to this proxy statement.

Adoption of the amended and restated master natural gas gathering agreement with Atlas America, Viking Resources Corporation, Resource Energy, Inc. and Resource America is a condition to consummation of the Triton acquisition. Because Atlas America is the parent of Viking Resources and Resource Energy, we refer to these entities collectively in this proxy statement as "Atlas America." Under these amendments:

     o The master natural gas gathering agreement will incorporate or amend portions of the omnibus agreement between us and Atlas America. The omnibus agreement and the distribution support agreement referred to in the omnibus agreement will terminate.

     o We will appoint Atlas America as the exclusive manager of our pipeline system and will pay it an operating fee of $0.12 per mcf of natural gas transported through our system. We will either negotiate an operating fee with Atlas America with respect to pipeline we acquire or retain another operator for such pipeline. We will reimburse Atlas America up to 110% of specified overhead costs and for out-of-pocket disbursements. The operating fee will increase proportionately to consumer price index increases.

     o Resource America will commit, together with Atlas America, to drill and connect 500 new wells to our gathering system during the period January 2, 2002 to March 15, 2005, at least 175 of which must be drilled and connected by March 15, 2003. Resource America, the ultimate parent of Atlas America, is not a party to the current omnibus agreement and therefore had no previous commitment to drill and connect new wells.

     o Capital costs, including extensions of our gathering system, must be budgeted yearly. Budgets must be approved by our general partner. Our general partner must approve capital costs in excess of 110% of budget.

     o Our transportation fees will be the greater of:

            o $0.35 per mcf or

            o 16% of the gross sales price received by Atlas America.


       However, the maximum transportation fee that we may charge with respect to wells of Resource America, its affiliates or investment programs is $0.80 per mcf, subject to increases in the consumer price index. Under our current agreement, there is no cap on the transportation fees. In the eight fiscal quarters ended December 31, 2001, the transportation fees paid by Resource America per mcf have averaged $0.71 and have been as high as $1.11.

     o The current gas gathering and omnibus agreements terminate if our general partner is removed as our general partner without cause and without our general partner's consent. This provision will be eliminated in the amended agreement.

     o The current omnibus agreement restricts the ability of the owners of our general partner to transfer their ownership interest in our general partner unless they satisfy specified conditions. Since Resource America subsidiaries will no longer control our general partner after the Triton acquisition, the amended agreement will not include this provision.

Registration Rights Agreement (See page __)

We will enter into a registration rights agreement covering the common units issued to Vulcan and Resource America at the closing and the common units we will issue upon conversion of the subordinated and deferred participation units. Under this agreement:

     o Vulcan will have the right to make up to six demand registration requests.

     o Resource America will have the right to make up to three demand registration requests.

     o Vulcan and Resource America will have the right to request an unlimited number of requests for registration on Form S-3.

     o Resource America must register at least 500,000 common units in any registration it requests.

     o Vulcan and Resource America will each have the right to include common units held by them in any other registration statement filed by us, except that Resource America will not be permitted to sell more than $20 million of its common units under the registration statement we will file for Vulcan after the closing, and then only if Vulcan sells all of its common units.

     o We will pay the expenses of these registrations.

                 OUR SELECTED CONSOLIDATED FINANCIAL INFORMATION
                      (in thousands, except per unit data)

                                                                                       Period from
                                                                   Year ended       inception through
                                                                   December 31,        December 31,
                                                                      2001                2000
                                                                   ----------       -----------------
Revenues:

Transportation and compression revenue......................       $   13,095         $    9,441

Interest income.............................................               34                 25
                                                                   ----------         ----------
   Total revenues...........................................       $   13,129         $    9,466


Costs and expenses:

Transportation and compression..............................       $    1,929         $    1,224

General and administrative..................................            1,113                576

Depreciation and amortization...............................            1,356              1,041

Interest....................................................              176                 --
                                                                   ----------         ----------
   Total costs and expenses.................................       $    4,574         $    2,841
                                                                   ----------         ----------

Net Income..................................................       $    8,555         $    6,625
                                                                   ==========         ==========
Net income - limited partners...............................       $    7,499         $    6,492
                                                                   ==========         ==========
Net income - general partner................................       $    1,056         $      133
                                                                   ==========         ==========
Basic and diluted net income per limited partner unit.......       $     2.30         $     2.07
                                                                   ==========         ==========
Weighted average limited partner units outstanding..........            3,255              3,141
                                                                   ==========         ==========

Balance sheet data (at period end):

Total assets................................................       $   26,002         $   22,092

Long-term debt..............................................            2,089                 --

Common unitholders' capital.................................           20,129             18,122

Subordinated unitholder capital.............................            1,661              2,074

General partner's capital...................................             (116)               (89)
                                                                   ----------         ----------

   Total capital............................................       $   21,674         $   20,107
                                                                   ==========         ==========

                      TRITON SELECTED FINANCIAL INFORMATION

                                                                                                                Six and one
                                                                                                                half months
                                                                                                               from December
                                                                                                                 11, 1998
                                                    Six months ended                                             (date of
                                                      December 31,                      Year ended             inception) to
                                                                  2000                    June 30,                June 30,
                                                   2001        (unaudited)         2001            2000            1999
                                                -----------     -----------     -----------     -----------     -----------
                                                                   (in thousands, except per ton data)
Operating data:
     Coal sales..........................       $   123,668     $    79,891     $   168,990     $   107,661     $    43,084
                                                -----------     -----------     -----------     -----------     -----------
       Cost of coal sales................           121,386          86,948         189,155         127,525          50,403
       Selling, general and
          administrative expenses........             8,208           3,842          13,582           8,680           3,180
       Impairment of mining equipment....                --              --              --           2,385              --
                                                -----------     -----------     -----------     -----------     -----------
     Total cost and expenses.............           129,594          90,790         202,737         138,590          53,583
     Loss from operations................            (5,926)        (10,899)        (33,747)        (30,929)        (10,499)
       Interest expense..................           (10,793)        (12,437)        (26,948)        (18,238)         (9,847)
       Amortization of deferred financing
          costs..........................              (663)           (613)         (1,218)         (1,170)           (475)
       Interest income...................                63             111             256             511             614
       Other income (loss)...............            (3,902)         (1,615)         (1,496)           4,000             --
                                                -----------     -----------     -----------     -----------     -----------
     Loss before cumulative effect of
       change in accounting..............           (21,221)        (25,453)        (63,153)        (45,826)        (20,207)
     Cumulative effect of change in
       accounting........................                --           1,267           1,267              --              --
                                                -----------     -----------     -----------     -----------     -----------
     Net loss............................           (21,221)        (24,186)        (61,886)        (45,826)        (20,207)
                                                -----------     -----------     -----------     -----------     -----------
     Rate of return on redeemable preferred
       units...............................          (1,700)             --          (1,385)             --              --
                                                -----------     -----------     -----------     -----------     -----------
     Net loss to common unitholder.......       $   (22,921)    $   (24,186)    $   (63,271)    $   (45,826)    $   (20,207)
                                                ===========     ===========     ===========     ===========     ===========

     Cash flow data:
     Cash used in operating
       activities........................       $   (11,043)    $    (9,291)    $   (11,730)    $   (25,797)    $    (3,201)
     Cash flow (used in) provided by
       investing activities..............       $      (709)          5,320     $    (2,370)    $    19,877     $  (316,688)
     Cash provided by (used in) financing
       activities........................       $    16,725     $    (1,654)    $    12,979     $     8,226     $   323,273

Balance sheet data (at period end):
     Total assets........................       $   328,969     $   313,627     $   323,553     $   332,563     $   351,251
     Long-term debt, excluding current
       maturities........................       $   128,818     $   197,000     $   135,836     $   205,500     $   206,000
     Redeemable preferred units..........       $    21,035              --     $    18,135              --              --
     Member's equity.....................       $    21,132     $    47,456     $    13,273     $    71,496     $    94,646

Selected other data:
     Tons sold...........................            23,023          17,645          37,660          27,907          12,100
     Sales price per ton.................       $      5.37     $      4.53     $      4.49     $      3.86     $      3.56

                            PRO FORMA FINANCIAL DATA

         Following are our unaudited pro forma financial statements as of and for the six months ended December 31, 2001 and for the year ended June 30, 2001. We prepared the unaudited pro forma balance sheet as though the acquisition of Triton and the conversion of Triton to a limited partnership described in this proxy statement occurred as of December 31, 2001. We prepared the unaudited pro forma statements of operations as though the acquisition occurred as of July 1, 2000. We describe the acquisition adjustments in the notes to the unaudited pro forma financial statements. The unaudited pro forma financial statements include a column for refinancing adjustments since the Triton acquisition is contingent upon receipt of proceeds of at least $225 million from new debt and equity financing to refinance all of our and Triton's outstanding indebtedness, except for equipment loans, to repay specified capital contributions from Vulcan to Triton and to pay estimated transaction costs. We expect the financing to include the following:

              o $150 million of notes to be issued in a private offering to institutional investors;

              o   $50 million under a bank credit agreement; and

              o $25 million of pay-in-kind preferred units of Atlas to be sold to Vulcan.

         Although we make assumptions as to the terms of this financing, the terms of the financing have not yet been negotiated nor have we obtained any commitments for the financing. Accordingly, we cannot give you any assurance as to the terms that will actually be achieved or that we will be able to complete the financing.

         The unaudited pro forma financial statements and accompanying notes should be read together with our and Triton's "Management's Discussion and Analysis of Financial Condition and Results of Operations" and historical financial statements and related notes included elsewhere, or incorporated by reference, in this proxy statement.

         We accounted for the acquisition of Triton in the unaudited pro forma financial statements as a reverse acquisition in accordance with the guidance of Statement of Financial Accounting Standards No. 141, "Business Combinations." Based on such guidance, Triton is considered the accounting acquirer, and we are considered the accounting acquiree. For purposes of developing the unaudited pro forma financial information and except as described in Note A below with respect to our gas gathering and transmission facilities, we have preliminarily allocated the purchase price to our assets and liabilities based on their historical carrying values because we estimate that these carrying values approximate fair market value. We may revise these allocations if we obtain additional information concerning asset and liability valuations. We will make adjustments, which could be significant, based on detailed reviews of the fair values of assets acquired and liabilities assumed. If made, these adjustments will result in a change in goodwill.

         Our fiscal year end is December 31, while Triton's has historically been June 30. We have derived the unaudited pro forma balance sheet as of December 31, 2001 and the unaudited pro forma statement of operations for the six months then ended from Triton's audited financial statements as of and for the six months ended December 31, 2001 and from the last two quarters of our fiscal year ended December 31, 2001 as reflected in our Annual Report on Form 10-K for the year ended December 31, 2001. We have derived the unaudited pro forma statement of operations for the year ended June 30, 2001 from Triton's audited financial statements for the year ended June 30, 2001 and from the last two quarters of our fiscal year ended December 31, 2000 and the first two quarters of our fiscal year ended December 31, 2001 as reflected in our Annual Reports on Form 10-K for the years ended December 31, 2001 and 2000.

         The unaudited pro forma financial statements presented are for informational purposes only and are based upon available information and assumptions that we believe are reasonable under the circumstances. You should not construe the unaudited pro forma financial statements as indicative of the combined financial position or results of operations that we and Triton would have achieved had the transaction been consummated on the dates assumed. Moreover, they do not purport to represent our and Triton's combined financial position or results of operations for any future date or period.

                          ATLAS PIPELINE PARTNERS, L.P.
                       PRO FORMA BALANCE SHEET (UNAUDITED)
                                DECEMBER 31, 2001
                        (in thousands, except unit data)

                                         Historical         Historical       Acquisition       Refinancing           Pro forma
                ASSETS                     Triton             Atlas          adjustments       adjustments          consolidated
                                         ----------         ----------       -----------       -----------          ------------
Current assets:

   Cash and cash equivalents..........   $   9,542          $  2,162         $  (11,704) A B   $    2,148 E           $   2,148
   Trade receivables..................      18,129                --                 --                --                18,129
   Accounts receivable--affiliates....       1,449             1,312                 --                --                 2,761
   Inventories........................       6,700                --                 --                --                 6,700
   Deferred stripping.................      10,343                --                 --                --                10,343
   Prepaid expenses...................       7,437               124                 --                --                 7,561
                                         ---------          --------         ----------        ----------             ---------
     Total current assets.............      53,600             3,598            (11,704)            2,148                47,642
Net property and equipment:

  Coal property, plant and
    equipment, net....................     268,271                --                 --                --               268,271
  Gas gathering and  transmission
    facilities, net ..................          --            20,009             38,699 A              --                58,708
                                         ---------          --------         ----------        ----------             ---------
    Net property and equipment........     268,271            20,009             38,699                --               326,979
  Goodwill, net.......................          --             2,305             33,194 A              --                35,499
                                                                                                   (6,431)E
   Other assets, net..................       7,098                90                 --             6,100 E               6,857
                                         ---------          --------         ----------        ----------             ---------
                                         $ 328,969          $ 26,002         $   60,189        $    1,817             $ 416,977
                                         =========          ========         ==========        ==========             =========

  LIABILITIES AND PARTNERS' CAPITAL/MEMBER'S EQUITY

Current liabilities:
  Current maturities of long-term
    debt, loans and leases.............. $  67,026          $     --         $       --        $  (53,917)D           $   1,109
                                                                                                  (12,000)E
   Accounts payable...................      14,046               189              3,246 A          (3,246)E              14,235
   Accrued expenses...................      25,960                --                 --                --                25,960
   Deferred revenue...................      10,543                --                 --                --                10,543
   Distribution payable...............          --             2,050                 --                --                 2,050
   Other current liabilities..........       2,859                --                 --                --                 2,859
                                         ---------          --------         ----------        ----------             ---------
     Total current liabilities........     120,434             2,239              3,246           (69,163)               56,756
Long-term debt........................     128,818             2,089                 --          (127,089)E             203,818
                                                                                                  200,000 E

Accrued reclamation and mine
   closure............................      17,626                --                 --                --                17,626
Other.................................      19,924                --                 --                --                19,924
                                         ---------          --------         ----------        ----------             ---------
     Total liabilities................     286,802             4,328              3,246            23,748               298,124
Redeemable preferred units............      21,035                --            (21,035)C              --                    --

Partners' capital (deficit)/member's
  equity
  Member's equity.....................      21,132                --            (21,132)C          53,917 D                  --
                                                                                                  (53,917)E
  Preferred equity....................                                                             25,000 E              25,000
  Common unitholders--1,621,159
    historical; 10,062,860 pro
    forma units outstanding...........          --            20,129             58,604 A          (6,431)E              80,732
                                                                                 16,406 C          (7,976)E
                                                                                     -- B
  Subordinated unitholders--1,641,026
    historical;  3,977,529 pro forma
    units outstanding.................          --             1,661             (1,661)A          (3,463)E               3,660
                                                                                  7,123 C
  Deferred participation
    unitholders--0 historical;
    17,642,264 pro forma units
    outstanding.......................          --                --             18,226 C          (8,861)E               9,365
  General partner--0 historical;
    141,822 forma pro forma units
    outstanding.......................          --              (116)               412 C            (200)E                  96
                                         ---------          --------         ----------        ----------             ---------
  Total partners' capital
    (deficit)/member's equity.........      42,167            21,674             56,943            (1,931)              118,853
                                         ---------          --------         ----------        ----------             ---------
                                         $ 328,969          $ 26,002         $   60,189        $    1,817             $ 416,977
                                         =========          ========         ==========        ==========             =========

                   See notes to pro forma financial statements

                          ATLAS PIPELINE PARTNERS, L.P.
                  PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 2001
                      (in thousands, except per unit data)

                                         Historical         Historical       Acquisition       Refinancing           Pro forma
                                           Triton             Atlas          adjustments       adjustments        consolidated(K)
                                         ----------         ----------       -----------       -----------        ---------------
Revenues:
   Coal sales.........................   $ 168,990          $     --         $       --          $     --             $ 168,990
   Transportation and
     compression......................          --            14,830                 --                --                14,830
                                         ---------          --------         ----------        ----------             ---------
                                           168,990            14,830                 --                --               183,820

Costs and expenses:
   Cost of coal sales.................     189,155                --                 --                --               189,155
   Transportation and
     compression......................          --             3,245              2,473 F              --                 5,678
                                                                                    (88)G
                                                                                     48 H

   Selling, general and
     administrative expenses..........      13,582             1,017                 54 H              --                14,653
                                         ---------          --------         ----------        ----------             ---------
                                           202,737             4,262              2,487                --               209,486
Income (loss) from operations.........     (33,747)           10,568             (2,487)               --               (25,666)

   Interest expense...................     (26,948)              (91)                --            10,766 I             (16,273)
   Amortization of deferred
     financing costs..................      (1,218)               --                 --               347 I                (871)
   Interest income....................         256                --                 --                --                   256
   Other income (loss)................      (1,496)               46                 --                --                (1,450)
                                         ---------          --------         ----------        ----------             ---------

Income (loss) before cumulative
   effect of a change in
   accounting principle...............   $ (63,153)         $ 10,523         $   (2,487)       $   11,113             $ (44,004)
                                         =========          ========         ==========        ==========             =========
Income (loss) before cumulative
   effect of a change in
   accounting principle--limited
   partners...........................                      $  9,675                                                  $ (43,115)
                                                            ========                                                  =========
Income (loss) before cumulative
   effect of a change in
   accounting principle--
   general partner....................                      $    848                                                  $    (889)
                                                            ========                                                  =========
Basic and diluted income (loss)
   before cumulative effect of a
   change in accounting principle
   per limited partner unit...........                      $   3.03                                                  $   (3.09)J
                                                            ========                                                  =========
Weighted average units
   outstanding........................                         3,194                                                     13,972
                                                               =====                                                     ======
Weighted average common units
   outstanding........................                         1,553                                                      9,994
                                                               =====                                                     ======
Weighted average subordinated
   units outstanding..................                         1,641                                                      3,978
                                                               =====                                                     ======

                   See notes to pro forma financial statements

                          ATLAS PIPELINE PARTNERS, L.P.
                  PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2001
                      (in thousands, except per unit data)

                                         Historical         Historical       Acquisition       Refinancing           Pro forma
                                           Triton             Atlas          adjustments       adjustments        consolidated(K)
                                         ----------         ----------       -----------       -----------        ---------------
Revenues:
   Coal sales.........................   $ 123,668          $     --         $       --        $       --             $ 123,668

   Transportation and
     compression......................          --             5,412                 --                --                 5,412
                                         ---------          --------         ----------        ----------             ---------
                                           123,668             5,412                 --                --               129,080
Costs and expenses:
   Cost of coal sales.................     121,386                --                 --                --               121,386
   Transportation and compression.....          --             1,759              1,237 F              --                 2,950
                                                                                    (44)G
                                                                                     (2)H

   Selling, general and
     administrative...................       8,208               561                 19 H              --                 8,788
                                         ---------          --------         ----------        ----------             ---------
                                           129,594             2,320              1,210                --               133,124
Income (loss) from operations.........      (5,926)            3,092             (1,210)               --                (4,044)

   Interest expense...................     (10,793)              (85)                --             2,613 I              (8,265)
   Amortization of deferred
     financing costs..................        (663)               --                 --               227 I                (436)
   Interest income....................          63                                                                           63
   Other income (loss)................      (3,902)               13                 --                --                (3,889)
                                         ---------          --------         ----------        ----------             ---------
Income (loss).........................   $ (21,221)         $  3,020         $   (1,210)       $    2,840             $ (16,571)
                                         =========          ========         ==========        ==========             =========

Income (loss)--limited partners.......                      $  2,710                                                  $ (16,236)
                                                            ========                                                  =========

Income (loss)--general partner........                      $    310                                                  $    (335)
                                                            ========                                                  =========
Basic and diluted income (loss)
   per limited partner unit...........                      $   0.83                                                  $   (1.16)J
                                                            ========                                                  =========
Weighted average units
   outstanding........................                         3,262                                                     14,041
                                                               =====                                                     ======
Weighted average common
   units outstanding..................                         1,621                                                     10,063
                                                               =====                                                     ======
Weighted average subordinated
   units outstanding..................                         1,641                                                      3,978
                                                               =====                                                     ======

                   See notes to pro forma financial statements

                          ATLAS PIPELINE PARTNERS, L.P.
               NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
             (all data in thousands, except unit and per unit data)

A. To revalue our net assets to their estimated fair value based upon a value of $25.38 per common unit. We derived the per common unit value from the average closing prices per common unit for the two business days before and the two business days after the announcement of the transaction to the public on January 18, 2002 and the total number of common units to be outstanding after giving effect to the issuance of 1,481,026 common units upon conversion of the 1,641,026 subordinated units currently held by our general partner. We preliminarily determined that the fair value of all our assets, except our gas gathering and transmission system, is equal to historical cost. We based the estimated fair value of our gas gathering and transmission facilities on a valuation of those facilities made at the time of our initial public offering in February 2000, increased by the carrying value of subsequent purchases of gas gathering and transmission facilities through December 31, 2001. We preliminarily allocated the excess of the purchase price over the value assigned to the gas gathering and transmission facilities and other tangible net assets to goodwill. The purchase price allocation includes $14,950 of estimated transaction costs, of which $11,704 appears in the pro forma balance sheet as a reduction in cash and $3,246 appears as an increase to accounts payable. A summary of the purchase price allocation follows:


         PURCHASE PRICE
         --------------
         Total number of units outstanding......................   3,102,185
         Average price per unit................................. $     25.38
                                                                 -----------
         Total unit value....................................... $    78,733

         Estimated transaction costs............................      14,950
                                                                 -----------
         Total purchase price................................... $    93,683
                                                                 ===========

         PRELIMINARY PURCHASE PRICE ALLOCATION
         -------------------------------------
         Gas gathering and transmission facilities.............. $    58,708

         Other tangible net assets..............................        (524)

         Goodwill...............................................      35,499
                                                                 -----------
         Total.................................................. $    93,683
                                                                 ===========

B. The capital contribution of $6,000 by Vulcan and the payment of a special distribution of $3.70 per unit, or $6,000 in total, to our existing common unitholders, excluding common units received by Resource America upon conversion of its subordinated units, has no effect on the pro forma balance sheet.

C. To reflect the conversion of Triton's redeemable preferred units and member's equity for limited partner interests in Triton and the subsequent contribution of a 98.01% limited partner interest in Triton for 6,960,675 of our common units, 3,977,529 subordinated units and 17,642,264 deferred participation units. Since Triton is deemed to be the accounting acquirer, the units issued were valued at Triton's historical equity values and allocated among the three unit classifications and general partner interest based upon their relative fair values.

D. To reflect $53,917 of the $54,000 additional capital investment by Vulcan on March 29, 2002 used to repay Triton's subordinated secured term loan due March 31, 2002, which had a balance of $53,917 outstanding at December 31, 2001.

E. To reflect proceeds of $200,000 from new financing to be used to repay all of our and Triton's outstanding debt, except for equipment loans (current maturities of $12,000 and long-term debt of $127,089), to repay a $20,500 capital contribution made by Vulcan in December 2001 as required by the contribution agreement, to repay $28,917 of the $53,917 capital contributed by Vulcan in March 2002 and to pay the remaining unpaid transaction costs of $3,246. The remaining $25,000 contributed by Vulcan in March 2002 converts to pay-in-kind preferred equity. The adjustment also reflects the write-off of deferred financing costs of $6,431 associated with historical debt repaid and the estimated new deferred financing costs of $6,100 related to the new borrowing.

                          ATLAS PIPELINE PARTNERS, L.P.
               NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
             (all data in thousands, except unit and per unit data)

F. Reflects additional pro forma depreciation expense based upon the revaluation of our gas gathering and transmission facilities using a 15 year depreciable life.

G. Reflects the elimination of historical goodwill amortization in accordance with criteria established by Statement of Financial Accounting Standards No. 141, "Business Combinations," which is to be applied to all business combinations consummated after June 30, 2001.

H. Reflects the change to our transportation and compression and general and administrative costs based upon the terms of new operating agreements to be entered into in connection with the acquisition.

I. Reflects the reduction in interest expense resulting from the replacement of historical bank debt by new financing consisting of $200 million of debt and $25 million of pay-in-kind preferred units. The debt is estimated to have a five-year maturity and to bear interest at a blended rate of 8.01% per annum for the year ended June 30, 2001 and the six month period ended December 31, 2001, and the amortization of related deferred financing costs. The preferred units are estimated to have a 9% preferred return, payable in additional preferred units based upon an aggregate purchase price of $25 million. A 1/8% deviation from the estimated 8.01% interest rate will either increase or decrease interest expense by $250 and $125 for the year ended June 30, 2001 and the six month period ended December 31, 2001, respectively.

J. The effect of the deferred participation units are not included in dilutive net loss per limited partner unit calculation as it would be antidilutive.

K. The unaudited pro forma statements of operations do not reflect an extraordinary charge for the write-off of historical unamortized deferred financing costs of $6,431 at December 31, 2001, which would be reflected in our financial statements in the quarter in which the refinancing actually occurs.

                       UNAUDITED COMPARATIVE PER UNIT DATA

         The following table summarizes per unit information for us and Triton on a historical and pro forma combined basis. The pro forma data does not necessarily indicate the results of future operations or the actual results that would have occurred had the acquisition occurred as of December 31, 2001, with respect to balance sheet data, and as of July 1, 2000, with respect to statement of operations data. The pro forma financial data have been included in accordance with the rules of the SEC and are provided for comparative purposes only.

                                                                       As of
                                                                 December 31, 2001
                                                                 -----------------
Book value:
Atlas:

   Historical book value per unit......................                $6.68
   Pro forma combined per unit after
     transaction(1)....................................                 6.68
   Pro forma combined per unit after transaction -
     diluted(2)........................................                 2.96
Triton:
   Historical book value per unit......................                349,383
    Equivalent historical book value per unit..........                 3.86
    Pro forma combined per unit after
     transaction(1)....................................                 6.68


                                                                For the                 For the
                                                           six months ended           year ended
                                                           December 31, 2001         June 30, 2001
                                                           -----------------         -------------

Income (loss) from continuing operations:
Atlas:
   Historical income (loss) from continuing
            operations per weighted average
            diluted unit...............................           0.83                     3.03
   Pro forma combined per weighted average diluted
     unit after transaction(2).........................          (1.16)                   (3.09)
Triton:
   Historical income (loss) per unit...................       (175,831)                (631,530)
   Equivalent historical income (loss) per
     unit (1)(3).......................................          (1.94)                   (5.77)

Cash dividends or distributions:
Atlas:
   Historical distribution per common unit.............           1.18                     2.42
   Pro forma combined per common unit
     after transaction(1)..............................           0.27                     0.55
Triton:
   Historical distributions per unit(4)................             --                       --

----------------------

(1) This calculation excludes the effects of the deferred participation units to be issued in the transaction.

(2) This calculation of pro forma-dilutive book value per unit includes the potentially dilutive effects of the deferred participation units to be issued in the transaction.

(3) The equivalent historical amounts were derived from Triton historical amounts divided by the unit conversion rate of 90,631, for the balance sheet data and the operations data for the six months ended December 31, 2001, and 109,382, for the operations data for the year ended June 30, 2001, based on the aggregate number of our common and subordinated units received for one Triton unit.

(4)   Triton has not made distributions with respect to its equity.

                                  RISK FACTORS

         You should carefully consider the following matters, as well as the other information included or referred to in this proxy statement, before you decide how to vote your common units. You should read the section "Where You Can Find More Information" in this proxy statement for directions on how to obtain additional information about us.

                     Risks Related to the Triton Acquisition

Resource America has interests in the Triton acquisition that are different from, or in addition to, the interests of our common unitholders.

         Our general partner is an indirect, wholly-owned subsidiary of Resource America. Thus, its officers and managers have fiduciary duties to manage our general partner's business in a manner beneficial to Resource America. As a result, our general partner has interests in the Triton acquisition that are different from, or in addition to, your interests as a common unitholder. Resource America has the following interests in the Triton acquisition:

              o Subsidiaries of Resource America will receive approximately $29 million in cash for the sale of our general partner to New Vulcan Coal Holdings.

              o The subordinated units held by our general partner will be transferred to Resource America and will convert into common units at the closing of the Triton acquisition rather than upon the termination of the current subordination period, which would otherwise extend at least until January 1, 2005. However, the number of common units into which the subordinated units convert will be reduced from 1,641,026 to 1,481,026.

              o Resource America has agreed not to sell the 1,481,026 common units until the first anniversary of the closing or until Vulcan sells $50 million of its common units in a registered offering. However, Resource America may earlier sell up to $20 million of its common units in the public offering described under "The Contribution Agreement--Public Offering" if Vulcan sells all of its common units in the offering.

              o Resource America will have "demand" and "piggyback" registration rights to register for sale its common units at our expense under the registration rights agreement described under "Other Related Agreements--Registration Rights Agreement."

              o So long as Resource America owns at least 50% of the common units owned by it as of the closing date, it will have the right to designate one member of the board of managers of our general partner.

              o Because our general partner's obligation to support the payment of our $0.42 minimum quarterly distribution until February 2, 2003 will terminate, Atlas America, a Resource America subsidiary, will no longer be required to maintain a letter of credit to support that obligation.

              o As described under "Other Related Agreements--Amendment of our Master Natural Gas Gathering Agreement," we will pay fees to Atlas America to operate our pipeline system after the closing.

              o Atlas America's obligation to provide us annually with up to $1.5 million of construction financing will terminate.

              o We will amend and restate our master natural gas gathering agreement to cap the transportation fee that we may charge Resource America, its affiliates and investment programs, at $0.80 per mcf, subject to increases proportionate to consumer price index increases. Currently there is no cap on the transportation fees. In the eight fiscal quarters ended December 31, 2001, the transportation fees paid by Resource America per mcf have averaged $0.71 and have been as high as $1.11.

         The conflicts committee of the board of managers of our general partner, consisting solely of members who are not officers or employees of our general partner or any of its affiliates, was aware of these differing interests and considered them, among other matters, in unanimously determining that the Triton acquisition is fair and reasonable to our partnership as a whole and in the best interests of our common unitholders, and in unanimously recommending that our common unitholders approve it.

The Triton acquisition will substantially dilute the interests of our current common unitholders on a percentage basis.

         The following table provides a comparison of the ownership of our currently outstanding units and the ownership of our units, other than general partner units, after the Triton acquisition.

              -------------------------------------------
                                Before
              -------------------------------------------
                                             % of
                                             common
                                    %        and
                                    of       subordinated
              Common  Subordinated  common   units in the
              units   units         units    aggregate
---------------------------------------------------------
Current     1,621,159    0          100%      49.7%
common
unitholders
---------------------------------------------------------
Resource       0      1,641,026      --       50.3%
America
---------------------------------------------------------
Vulcan         0         0           --        --
---------------------------------------------------------
Total       1,621,159 1,641,026     100%      100%
---------------------------------------------------------

             ---------------------------------------------------------------------------------
                                                After
             ---------------------------------------------------------------------------------
                                                                                 % of
                                                                   % of          common,
                                                                   common        subordinated
                                                      %            and           and deferred
                                       Deferred       of           subordinated  participation
             Common     Subordinated   participation  common       units in the  units in the
             units      units          units          units        aggregate     aggregate
----------------------------------------------------------------------------------------------
Current       1,621,159      0           0            16.1%          11.5%         5.1%
common
unitholders
----------------------------------------------------------------------------------------------
Resource      1,481,026      0          0             14.7%          10.6%         4.7%
America
----------------------------------------------------------------------------------------------
Vulcan        6,960,675  3,977,529    17,642,264      69.2%          77.9%        90.2%
----------------------------------------------------------------------------------------------
Total        10,062,860  3,977,529    17,642,264       100%           100%         100%
----------------------------------------------------------------------------------------------

Vulcan will own a majority of our common units, and all of our subordinated units, upon the completion of the Triton acquisition.

         Upon the closing of the Triton acquisition, Vulcan will be our single largest unitholder. As a result, as long as it owns a majority of the common and subordinated units, Vulcan will be able to approve or disapprove all matters submitted to limited partners for a vote, including amendments to our partnership agreement, irrespective of the vote of other common unitholders, other than matters, such as the removal of our general partner, as to which our general partner and its affiliates are not entitled to vote.

Our acquisition of Triton will substantially increase our indebtedness, which may reduce our available cash and restrict our operations.

         We had approximately $2.1 million of outstanding indebtedness and Triton had approximately $195.8 million of outstanding indebtedness as of December 31, 2001. Completion of the proposed $225 million financing consisting of $200 million in debt and $25 million in pay-in-kind preferred units would result, on a pro forma basis, in our having outstanding indebtedness of approximately $204.9 million and, a debt to equity ratio of 1.7 to 1. In addition, based upon the assumptions set forth in "Pro Forma Financial Data" regarding the interest costs of the proposed financing, our pro forma fixed charges would have been $17.1 million for the year ended June 30, 2001 and $8.7 million for the six months ended December 31, 2001. We cannot assure you that the interest costs of the proposed financing will not be materially higher than that assumed. Our ability to satisfy our debt, lease and royalty obligations, and our ability to refinance our indebtedness, will depend upon our future operating performance, which will be affected by prevailing economic conditions in the markets that we serve, and financial, business and other factors, many of which are beyond our control. While we believe the pro forma debt to equity ratio of the combined company will be similar to that of other energy master limited partnerships, we cannot assure you that we will generate sufficient cash flow from operations, or obtain future borrowings or other financing, sufficient to enable us to satisfy our debt, lease and royalty obligations or our other liquidity needs.

         Our increased debt after the completion of the Triton acquisition could have other material adverse consequences to our combined business, including:

         o the increased debt service payments may reduce our available cash, which may restrict our operations or ability to make distributions to unitholders;

         o financial and operating covenants imposed by lenders may restrict our operations;

         o we may not be able to obtain additional financing, if necessary, for working capital, capital expenditures, acquisitions or other purposes;

         o we may be more vulnerable to a business or economic downturn since our debt service payments will not necessarily decrease with such downturns; and

         o our short-term liquidity may be more unpredictable if a significant portion of the proposed financing or other debt bears interest at variable rates that are linked to short-term interest rates.

         The operating and financial restrictions likely to be imposed on us as a result of the proposed financing, revolving credit facility and any future financing agreements may limit our ability to finance our operations, meet our capital needs or pursue our business strategy. We anticipate that these restrictions may include restrictions on our ability to:

         o  incur additional indebtedness;

         o  redeem any equity or subordinated indebtedness;

         o  make capital expenditures;

         o  create liens;

         o  enter into specified transactions with affiliates;

         o  make investments;

         o  sell assets; and

         o  enter into mergers or consolidations.

In addition, it is likely that the terms of the proposed $225 million financing and related revolving credit facility will obligate us to meet one or more financial tests or ratios on a quarterly or annual basis.

         A breach of any of these restrictions or financial tests, or failure to maintain a required financial ratio, could result in an event of default under the proposed financing. Upon the occurrence of an event of default, lenders may declare amounts owed to be immediately due and payable. We cannot assure you that we will be able to repay those amounts. If we are then unable to repay those amounts, the lenders could foreclose against the collateral securing the indebtedness. We anticipate the lenders for the proposed financing will require the pledge of all or substantially all of the assets of the combined company as security. As a result, default under the proposed financing may result in foreclosure upon and loss of some or all of our operating assets.

The combined company may not generate sufficient cash to service its indebtedness.

         Following the Triton acquisition, our ability to pay principal and interest on our indebtedness and to satisfy our other obligations will depend, among other things, upon:

         o our future financial and operating performance, which will be affected by prevailing economic conditions and financial, business, regulatory and other factors, many of which are beyond our control; and

         o the future availability of borrowings under the proposed revolving credit facility or any successor facility, the availability of which may depend on, among other things, our compliance with the covenants imposed by that facility.

         Our operating results and borrowings under the proposed revolving credit facility may not be sufficient to service our indebtedness. In addition, we may incur additional indebtedness in order to make acquisitions and investments or for other business purposes.

         If our operating results do not generate sufficient cash flow to service our indebtedness, we may be forced to take such actions as:

         o reducing or delaying acquisitions, investments or capital expenditures;

         o  reducing or eliminating distributions to our unitholders;

         o  selling assets;

         o  restructuring or refinancing our indebtedness;

         o  seeking additional equity capital; or

         o  seeking bankruptcy protection.

We cannot assure you that any of these actions would be successful or that they could be accomplished upon acceptable terms. If we were unsuccessful, you could lose some or all of your investment. In addition, the terms of existing or future debt agreements, including the proposed financing and revolving credit facility, may restrict us from adopting any of these alternatives.

Completion of the Triton acquisition could result in material dilution to our earnings per common unit.

         The unaudited pro forma combined statements of operations in this proxy statement, which give effect to the Triton acquisition of Triton as if it had closed on July 1, 2000, show a loss of $3.09 per common unit in our unaudited pro forma combined earnings from continuing operations for the 12-month period ended on June 30, 2001, and a loss of $1.16 per common unit in our unaudited pro forma combined earnings from continuing operations for the six month period ended on December 31, 2001, as compared to the historical amounts for the comparable period. It is possible, for reasons including those described in this "Risk Factors" section, that our future earnings per common unit will be materially lower than historical amounts as a result of the completion of the Triton acquisition. If the acquisition has a negative impact on our available cash, future distributions may be reduced or eliminated and the trading price of our common units may decline.

Our revised partnership agreement may diminish our current common unitholders' voting powers in particular circumstances.

The proposed amendments to our partnership agreement provide that, until there are no subordinated units or deferred participation units outstanding,

         o  the voluntary withdrawal of our general partner,

         o the transfer by our general partner of its general partner interest, other than to an affiliate or in connection with a merger of our general partner or transfer of all or substantially all of its assets, and

         o the transfer of the incentive distribution rights to someone other than to an affiliate of the holder or in connection with a merger of the holder or transfer of all or substantially all of its assets, will require the affirmative vote of a majority of both our common units and our subordinated units, each voting separately as a class, as opposed a vote of only our common units as required under our current partnership agreement. In addition, the removal of our general partner will require the affirmative vote of 66 2/3% of both our common units and our subordinated units, each voting separately as a class, as opposed to a vote of only our common units as required under our current partnership agreement. However, common units and subordinated units held by our general partner and its affiliates will continue to be excluded from these votes. These amendments to the voting rights of our current common unitholders may make it more difficult for our current common unitholders to remove our general partner if the subordinated units come to be held by parties other than our general partner and its affiliates and those parties have interests or goals that differ from those of our common unitholders.

Future sales of our common units in the public market, or the perception that such sales may occur, may depress the price of our common units.

         We will have 1,621,059 common units outstanding immediately after the completion of the Triton acquisition that are publicly-traded or eligible for trading. In addition to these common units, we will have outstanding 8,441,701 common units, 3,977,529 subordinated units convertible into 3,977,529 common units, and 17,642,264 deferred participation units convertible into 17,642,264 subordinated units and then into 17,642,264 common units. As required by the contribution agreement, after the completion of the Triton acquisition we plan to file a registration statement to permit Vulcan to sell publicly up to all of the 6,960,675 common units we will issue to it at closing. If Vulcan sells all of its common units, Resource America and its affiliates will be entitled to sell up to $20 million of their common units in the public offering. In addition, under the registration rights agreement we will enter into with Vulcan and Resource America, we will be obligated in the future to register for public resale the common units held by Vulcan and Resource America, including common units we issue to Vulcan upon conversion of the subordinated and deferred participation units. Substantial public resales of our common units by Vulcan or Resource America could depress the market price of our common units. Moreover, the perceived risk of dilution resulting from the market "overhang" could also depress the market price of our common units.

The break-up fee payable by us may discourage other persons from trying to acquire us.

         The contribution agreement requires us to pay Vulcan a $4 million break-up fee if the board of managers of our general partner approves or recommends an acquisition proposal other than the Triton acquisition. The break-up fee may discourage other persons from trying to acquire us even though proposals made by those other persons may offer greater value to our unitholders than Vulcan has offered in the contribution agreement. In addition, our payment of the break-up fee may harm our financial condition and ability to make distributions during the period the fee is paid.

The additional break-up fee payable in connection with the sale of our general partner, if the contribution agreement is terminated, may discourage other persons from trying to acquire us.

         Under the purchase agreement for the sale of our general partner, the sellers, all of whom are Resource America subsidiaries, must pay New Vulcan Coal Holdings a $6 million break-up fee if the purchase agreement terminates and if the contribution agreement terminates in a way that requires us to pay the $4 million break-up fee. The purchase agreement's break-up fee could discourage the Resource America subsidiaries from attempting to sell our general partner. This, in turn, could discourage a potential acquirer from making a proposal to us more advantageous than the Triton acquisition if the potential acquirer believes that acquisition of our general partner is material to its acquisition of us.

We will depend on a third party service provider, Atlas America, to operate our natural gas pipeline system. If this provider's services were no longer available, we would not have the personnel to operate and manage our natural gas pipeline system on our own.

         After the Triton acquisition, we will no longer be a subsidiary of Resource America, whose personnel have operated and managed our pipeline since we began operations. Resource America's subsidiary, Atlas America, will be the operator of our natural gas pipeline system pursuant to the amended and restated master natural gas gathering agreement described in this proxy statement. Under that agreement, our ability to replace Atlas America as the operator is limited to a failure to pay us, a change of control of Atlas America or the occurrence of circumstances that render Atlas America incapable of timely performing its obligations. If Atlas America suspends its operations due to labor stoppages, financial difficulties or other circumstances, we would not have the personnel to operate our pipeline system on our own.

Our revised master natural gas gathering agreement will limit our transportation fee revenues during periods of high natural gas prices.

         Our master natural gas gathering agreement sets a floor on the transportation fees we receive from Atlas America for transporting natural gas through our pipeline system, so that we receive the greater of $0.35 per mcf or 16% of the gross sales price for natural gas sold by Atlas America and its affiliates to unaffiliated third parties. The revised master natural gas gathering agreement will in addition provide a cap of $0.80 per mcf, subject to annual adjustment based on the consumer price index. This means that our transportation fee revenues, on a per mcf basis, will be lower during periods of high natural gas prices under the revised agreement than they would have been under the current agreement. During the eight quarters ended December 31, 2001, we received transportation fees from Atlas America in excess of $0.80 per mcf during the quarter ended December 31, 2000, when we received an average of $0.82, and the quarter ended March 30, 2001, when we received an average of $1.11.

      Risks Related to Triton and the Combined Business of Atlas and Triton

Triton has had losses since its inception in December 1998.

         Triton incurred a net loss of $21.2 million for the six months ended December 31, 2001 and has incurred losses from operations since its inception in December 1998. Triton has advised us that it has over 38 million tons of coal committed under contract for delivery in calendar 2002 at average prices significantly better than the prices it achieved during the six months ended December 31, 2001 and the year ended June 30, 2001. At these higher prices, Triton believes it will be able to generate sufficient cash flow to meet its operating costs, debt service and capital expenditure program. However, Triton's ability in the future to generate profits and positive working capital depends materially on the amount of coal it mines and the price it receives for that coal, both of which are subject to risks described elsewhere in this section. If Triton were unable to generate sufficient revenues from operations to operate profitably and to satisfy working capital demands, our operating results, cash flow and cash available for distributions to unitholders would likely be materially reduced.

The loss of, or significant reduction in, purchases by Triton's largest customers could reduce Triton's revenues.

         For fiscal year 2001, Triton derived 51% of its total coal revenues from sales to its five largest customers and 71% from its ten largest customers. Triton currently has 13 long-term contracts that expire by the end of 2002, representing 11.9% of Triton's total coal tonnage produced and sold in calendar 2001 and 11% of the coal budgeted to be produced and sold in calendar 2002. In addition, Triton has six long-term contracts that expire by the end of 2003, representing 29.8% of Triton's total coal tonnage produced and sold in calendar year 2001 and 27.5% of the coal budgeted to be produced and sold in calendar year 2002. Triton is currently discussing the extension of existing agreements or pursuing new long-term agreements with some of these customers. We cannot assure you that these negotiations will be successful. If Triton is unable to extend or renew its expiring long-term contracts or find new purchasers for similar volumes and prices, our revenues may decrease and our ability to make distributions may be reduced.

Many of Triton's existing coal supply contracts are subject to price adjustment clauses, coal quality standards and force majeure provisions that could lead to lower contract prices or termination of those contracts.

         Many of Triton's coal supply contracts contain provisions that may periodically adjust the contract price upward or downward. These price adjustment mechanisms include changes based upon:

         o the quality specifications of the coal delivered by Triton under the contract;

         o  changes in the inflation rate;

         o changes in the factors affecting the cost of producing coal, such as taxes, fees, royalties and other governmental impositions; and

         o changes in the laws regulating the mining, production, sale or use of coal.

Failure of the parties to agree on an adjusted price under those provisions may, in applicable contracts, allow either party to terminate the contract.

         Most coal contracts, including Triton's, contain provisions that require the delivery of coal that meets quality specifications for characteristics such as heat content, sulfur content, ash content, grindability and ash fusion temperature. Failure to meet these specifications could result in economic penalties, including price adjustments, rejection of deliveries or termination of the contracts. In addition, in the case of price adjustments as a result of a governmental imposition, such as a tax that increases the contracted price above an agreed upon level, the customer, as is customary in the industry, may have the right to terminate the contract if Triton does not agree to continue to ship coal at a lower price.

         As is customary in the industry, Triton's coal contracts typically contain force majeure provisions allowing temporary suspension of performance by the producer or the customer for the duration of specified events beyond the control of the affected party. Some events that are specific to the coal industry include:

         o the inability to deliver the volumes or qualities of coal specified; and

         o changes in the Clean Air Act Amendments rendering the use of coal inconsistent with the customer's pollution control strategies.

         In some cases, if the force majeure event continues for a prolonged period, the contract may be terminated by the party unable to obtain performance because the other party has invoked a force majeure clause.

         If a substantial portion of Triton's contracts were modified or terminated pursuant to these price adjustment mechanisms, coal quality standards and force majeure provisions, we might not be able to negotiate other contracts on as favorable terms and, as a result, Triton's revenues and operating results could be reduced.

If transportation for Triton's coal becomes unavailable or uneconomic for Triton's customers, Triton's ability to sell coal profitably would suffer.

         Transportation costs represent a significant portion of the total cost of coal to Triton's customers. As a result, the cost of transportation is a critical factor in a customer's purchasing decision. As is customary in the U.S., Triton's coal customers typically pay for transportation of coal from the mine to the point of use. Increases in transportation costs that are limited to the Southern Powder River Basin could make Triton's coal a less competitive source of energy as compared to other energy sources or could make its coal less competitive than coal sources in other regions.

         Like other Powder River Basin coal producers, Triton depends upon rail systems to deliver coal to its markets. Disruption of transportation services because of weather-related problems, strikes, employee lock-outs or other events could temporarily impair Triton's ability to supply coal to its customers.

Limitations of current transportation facilities could constrain Triton's coal production capacity.

         The major railroads servicing the Southern Powder River Basin south of Gillette, Wyoming are operating their tracks and locomotives at or near capacity. These railroads must make significant investments in expanding their track and locomotive capacity to meet the expected increase in demand for Southern Powder River Basin coal. Moreover, Triton believes that the current rail loading facilities for mines in the Southern Powder River Basin are being used at or near their maximum capacity and that investments need to be made by these coal companies to expand their current ability to load coal for transportation. Triton expects that the railroads will not commit to further investment to expand the rail capacity of the Southern Powder River Basin until the coal companies in the Southern Powder River Basin expand their coal loading capacities. Triton believes that investment required to be made by the Southern Powder River Basin coal producers to expand coal loading facilities and by the railroads servicing the Southern Powder River Basin to expand their track and locomotive capacity will only be made if a higher coal price environment is viewed as sustainable, of which we can offer no assurance. Any such expansions could increase the price of transporting coal to customers, which could make Southern Powder River Basin coal less competitive over longer distances. In addition, should the current transportation capabilities of the Southern Powder River Basin not be expanded, Triton may not be able to market its full production capacity and our results of operations could be lower.

Risks inherent to mining could increase the cost of operating Triton's business.

         Triton's mining operations, like all coal mining operations, are subject to conditions beyond its control that can delay coal deliveries or increase the cost of mining for varying lengths of time. These conditions include:

         o  weather and natural disasters,

         o  unexpected maintenance problems,

         o  key equipment failures,

         o  variations in coal seam thickness,

         o variations in the amount of rock and soil overlying the coal deposit, and

         o variations in rock and other natural materials and variations in geologic conditions.

The occurrence of these conditions have adversely affected Triton in the past. For example:

         o Winter storms in the vicinity of Triton's mines have curtailed production in the past because snow blindness has prevented the operation of equipment and restricted employee access to the mines, resulting in decreased coal production and shipments.

         o Winter storms, especially in the Great Plains, have also impeded the movement of trains from the mines to Triton's customers and back, referred to as cycles. The increase in cycle times arising from these delays due to adverse weather conditions reduces the amount of coal the mines can ship in a given period, thus reducing revenues.

         o Unfavorable geological conditions caused spoil instability problems at the North Rochelle mine in 1999 and 2000. This caused both a reduction in coal production and an increase in operating costs to respond to and correct the instability problems.

The future occurrence of any of these factors could reduce the amount of coal Triton can produce and, as a result, reduce our revenues and increase our costs.

The U.S. coal mining industry is heavily regulated and future regulations could increase Triton's costs or limit Triton's ability to produce coal.

         The coal mining industry in the U.S. is heavily regulated. Federal, state and local authorities regulate matters such as:

         o  employee health and safety;

         o  permitting and licensing requirements;

         o  air quality standards;

         o  water pollution;

         o  plant and wildlife protection;

         o reclamation and restoration of mining properties after mining is completed;

         o  the discharge of materials into the environment; and

         o  the effects that mining has on groundwater quality and availability.

         Triton also must file data pertaining to the effect or impact that any proposed exploration for or production of coal may have upon the environment with federal, state and local environmental authorities and must obtain government permits for mining operations. These permits are subject to periodic renewal, generally every five years. Complying with governmental regulations and permit conditions may be costly and time-consuming and may delay commencement or continuation of exploration or production operations. We cannot predict whether Triton will continue to receive the permits necessary for it to operate profitably in the future.

         New legislation or administrative regulations, or judicial interpretations of existing laws and regulations, including proposals related to the protection of the environment that would further regulate and tax the coal industry, may make mining or using coal more expensive. A number of Triton's long-term coal supply agreements contain provisions that allow a customer to terminate its contract if legislation is passed that either restricts the use or type of coal permissible at the purchaser's plant or results in specified increases in the cost of coal, unless Triton agrees to continue to ship coal at a lower price. As a result, new legislation, regulations or orders could increase our costs and decrease our revenues. For a discussion of the various regulations governing Triton's operations, see "Information about Triton --Government Regulation."

Triton is subject to various federal and state air quality standards, compliance with which may increase costs and limit production.

         Federal and state environmental laws set air quality standards for the areas in Wyoming, including the Southern Powder River Basin where Triton carries out its mining operations. As a result of recent air quality exceedances in the Southern Powder River Basin generally, it is possible that an area of Wyoming that includes the Southern Powder River Basin may not comply with applicable air quality standards. If the Wyoming Department of Environmental Quality were to make such a determination, the Department's resultant plan to achieve compliance under federal regulations could cause the cost of coal operations in the Southern Powder River Basin, including those of Triton, to increase significantly, require a reduction in production or impose limits on future growth.

Efforts to control greenhouse gas emissions could result in reduced use of coal if electricity generators switch to sources of fuel with lower carbon dioxide emissions.

         The United States and over 160 other nations are signatories to the 1992 Framework Convention on Climate Change, which seeks to limit emissions of greenhouse gases, such as carbon dioxide. In December 1997, in Kyoto, Japan, the signatories to the convention established a binding set of emission targets for developed nations. The U.S. would be required to reduce emissions to 93% of 1990 levels over a five-year budget period from 2008 through 2012. Although the U.S. has not ratified the emission targets and no comprehensive regulations focusing on greenhouse gas emissions are in place, these restrictions, whether through ratification of the emission targets or other efforts to stabilize or reduce greenhouse gas emissions, could reduce the demand and, thus, the price for coal. Efforts to control greenhouse gas emissions could result in reduced use of coal if electricity generators switch to sources of fuel with lower carbon dioxide emissions.

Triton's future success depends upon its ability to continue acquiring coal reserves that are economically recoverable.

         Triton's recoverable reserves decline as it produces coal. Triton's future success depends upon its continuing ability to acquire properties containing economically recoverable reserves. Triton will seek to acquire additional reserves through the "lease-by-application" process that is managed by the Bureau of Land Management of the Department of the Interior, as well as from acquisitions and leases from others. Since the federal government owns substantially all of the properties in the Powder River Basin containing mineable coal reserves, the principal source of coal leases for Triton will be the Bureau of Land Management. In connection with Triton's planned acquisition of additional reserves, Triton has filed two lease-by-applications with the Bureau of Land Management, one at each of its mines. The following factors may affect Triton's likelihood of success in connection with these applications:

              o Competition from other coal operators. The Bureau of Land Management awards these leases based on a competitive bidding process. Competition from other operators depends on whether there is another coal producer with operations on adjacent tracts and whether the tract is large enough to support development of a new producer and its supporting infrastructure. Because Buckskin is the northernmost mine in the Southern Powder River Basin and because of the relatively small size of its pending lease by application, Triton's management does not believe that competition will be a material factor for its pending Buckskin lease-by-application. In contrast, competition for additional reserves at North Rochelle may be active due to the presence of other coal producers in the vicinity of the North Rochelle mine.

              o Inability to meet the Bureau of Land Management's determination of fair value. A lease-by-application may not meet the Bureau of Land Management's fair value requirement, even where there is not other competition for the lease. The Bureau of Land Management determines fair value based on a number of factors, including current and forecasted coal prices, estimated cost of production and prior reserve transactions.

              o Regulatory changes that result in permanent suspension or permanent termination of a leasing program. The lease by application process depends on the determination by the federal government that continued development of coal reserves is desirable. Accordingly, a change in regulatory policy could significantly restrict or eliminate the federal government's lease-by-application process.

Because of these factors, we cannot assure you that the Bureau of Land Management will award these leases to Triton, or that Triton will be able to negotiate new leases from the federal government or from private parties for other properties. As a result, we cannot assure you that Triton's acquisition activities will result in significant additional reserves or that it will develop additional mining capacity successfully. If Triton cannot obtain these leases:

         o  the mining costs for the Buckskin mine reserves could be higher; and

         o Triton would have to purchase coal reserves for the North Rochelle mine from private parties or apply for additional federal leases.

Other mineral interests that are located on, or adjacent to, Triton's coal reserves may conflict with Triton's interests and could prevent, delay or increase the cost of developing Triton's coal reserves.

         The federal government also leases coal bed methane reserves in the Powder River Basin. All of the Buckskin mine's coal leases and approximately half of the North Rochelle mine's coal leases are adjacent to or on lands already leased for coal bed methane gas exploration and development, potentially creating conflicting interests between Triton and lessees of those interests. Triton currently estimates that 50% of the land overlying Buckskin's mineable reserves and none of the land overlying the North Rochelle mine's reserves have been developed for coal bed methane. Some holders of coal bed methane rights have challenged the long-standing legal principle that holders of mineral leases that first develop the mineral interest have the right to mine the resource or be compensated for not being able to do so, subject to the caveat that all mineral lease holders have the right to fully develop the leased resource. While Triton believes it has superior rights under applicable law, there can be no assurance that coal bed methane producers having rights that overlap with Triton's coal leases will not disrupt Triton's operations at either mine while pressing their rights to develop and produce the coal bed methane that they control. While Triton has experienced challenges from one coal bed methane producer with respect to a recent federal lease modification, it has not suffered any material operational delays from these lessees. If such coal bed methane rights were upheld, despite prior law and Triton's existing mining activities, coal bed methane lease holders could delay mining of Triton's coal at affected mine areas for several years. Finally, if these other lessees established their case, they could seek damages from Triton based on claims that Triton's mining operations impaired their interests. Any delays or payment obligations could reduce Triton's revenues by delaying production and increasing Triton's development costs.

Triton's operating expenses could increase significantly if the price of fuel increases.

         Triton's operating expenses are sensitive to changes in fuel prices. Diesel fuel prices are volatile and price changes are driven by factors, such as weather, supply, demand and feedstock prices, which are beyond Triton's control. Triton used approximately 14.8 million gallons of diesel fuel in fiscal 2001 and approximately 12.7 million gallons in fiscal 2000. Triton's overall fuel expense in fiscal 2001 was approximately 43% higher than in fiscal 2000. Diesel fuel price increases accounted for approximately half of that increase. If diesel fuel prices were to continue to increase, our operating expenses could increase significantly, reducing our cash flow.

Triton's failure to maintain required surety bonds could result in a suspension of some or all of its operations.

         Federal and state laws require bonds to secure Triton's obligations to reclaim lands used for mining. In addition, Triton provides surety bonds to satisfy performance guarantees, financial support and other miscellaneous obligations. Triton maintains these bonds as part of its ordinary course of business. As of December 31, 2001, Triton had outstanding surety bonds with third parties for post-mining reclamation, coal exploration and other mining-related obligations totaling $87.9 million and an additional $6.1 million of surety bonds in place for performance guarantees, financial support and other obligations. In addition, Vulcan has provided an additional $72.2 million of performance guaranty bonds for the benefit of specified Triton lessors and customers. These bonds are typically renewable on a yearly basis. We cannot predict that surety bond issuers will continue to renew existing bonds, issue new bonds, refrain from demanding additional collateral upon those renewals or seek higher premiums. The failure to maintain, or inability to acquire, required surety bonds could result in a suspension of some or all of Triton's operations or restrict Triton's ability to acquire equipment needed for its operation.

The coal industry is subject to competition from alternative energy sources.

         Demand for coal and coal prices are closely linked to coal consumption patterns of the domestic electric utility industry, which has accounted for approximately 90% of domestic coal consumption in recent years. These coal consumption patterns are influenced by:

         o  the demand for electricity;

         o  the demand for different grades of coal;

         o  governmental regulation;

         o  technological developments;

         o  the location; and

         o the availability and price of competing sources of coal, alternative fuels such as natural gas, oil and nuclear power, and alternative energy sources such as hydroelectric power.

Depending on the supply and demand dynamics for each of these alternative energy sources, demand for and the market price of coal could be reduced.

Electric utility deregulation may provide utilities incentives to minimize fuel costs and negotiate more aggressively with coal suppliers for lower coal prices.

         Deregulation of the electric utility industry could lead to reduced coal prices. A number of states and the District of Columbia have mandated restructuring in the electric utility industry. Restructuring legislation has focused primarily on deregulating the electric utility industry sector to allow retail price competition. If ultimately implemented, deregulation of the electric utility industry is expected to compel electric utilities to be more aggressive in developing and defending market share, to be more focused on their pricing and cost structures and to be more flexible in reacting to changes in the market. A competitive market may put downward pressure on fuel prices, including coal, because electric utilities will no longer necessarily be able to pass increased fuel costs on to their customers through rate increases.

We cannot assure you that Triton's work force will remain union-free in the future.

         None of Triton's employees are represented under collective bargaining agreements. However, we cannot assure you that all of Triton's work force will remain union-free in the future. If some or all of Triton's operations were to become unionized, it could increase Triton's mining costs and the risk of work stoppages at Triton's mines.

Triton's reserve estimates may prove inaccurate, and you should not place undue reliance on these estimates.

         Triton's reserve estimates may vary substantially from the amount of coal Triton is actually able to economically recover. The reserve data in this proxy statement represents Triton's engineering estimates, as reviewed by Weir International Mining Consultants, an independent mining and geological consultant. All of the reserves presented in this proxy statement constitute proven and probable reserves. Proven reserves are reserves which, based upon detailed sampling, inspection and measurement procedures at closely spaced intervals for the area in question, are considered measured and well-established. Probable reserves are reserves which are based upon the same sampling, inspection and measurement procedures as for proven reserves, but at locations spaced further apart and, thus, less certain than for proven reserves. There are numerous uncertainties inherent in estimating quantities of reserves, including many factors beyond Triton's control. Estimates of coal reserves necessarily depend upon numerous assumptions, any of which may not reflect actual results. These factors and assumptions relate, to:

         o geological and mining conditions, which may not be fully identified by available exploration data or differ from Triton's experience in the areas in which it currently mines;

         o  the amount of ultimately recoverable coal in the ground;

         o  future coal prices and operating costs;

         o  capital expenditures;

         o  severance and excise taxes;

         o  development and reclamation costs;

         o historical production from the area compared with production from other producing areas; and

         o  the effects of regulation by governmental agencies.

         For these reasons, estimates of the recoverable quantities of coal attributable to any particular property, classifications of reserves based on risk of recovery and estimates of future net cash flows expected from a property as prepared by different engineers or by the same engineers at different times may vary substantially. Actual production, revenue and expenditures with respect to Triton's reserves will likely vary from estimates, and these variations may be material. As a result, you should not place undue reliance on the coal reserve data included in this proxy statement.

                            Federal Income Tax Risks

         For a discussion of the expected material federal income tax consequences of the Triton acquisition, you should read the section "U.S. Federal Income Tax Consequences" in this proxy statement.

We have not requested a ruling from the IRS on any tax aspect of our acquisition of Triton.

         We have not requested a ruling from the Internal Revenue Service with respect to any matter in connection with the Triton acquisition. The IRS may adopt positions that differ from the conclusions of our counsel expressed in this proxy statement or from the positions we take. It may be necessary to resort to administrative or court proceedings to sustain counsel's conclusions or the positions we take. A court may not concur with our conclusions. Any contest with the IRS may materially and adversely impact the market for our common units and the prices at which common units trade. In addition, the costs of any contest with the IRS, principally legal, accounting and related fees and expenses, will be borne directly or indirectly by the unitholders and the general partner.

The IRS could treat us as a corporation, which would substantially reduce cash available for distribution.

         If it were determined that less than 90% of our income, including income generated with respect to our ownership of Triton, was "qualifying income" under the Internal Revenue Code of 1986, as amended, we would be classified and taxed as a corporation on all of our income. If we were classified as a corporation for federal income tax purposes, we would likely pay tax on our income at the maximum corporate tax rate, which is currently 35%. Our distributions would generally be taxed again to the unitholders as corporate dividends, and no income, gains, losses or deductions would flow through to unitholders. Because a tax would be imposed upon us as an entity, the cash available for distribution to you would be substantially reduced. Accordingly, our classification as a corporation would result in a material reduction in the anticipated cash flow and after-tax return to unitholders, likely causing a substantial reduction in the value of your common units. For a discussion of our status as a partnership for federal income tax purposes, see "U.S. Federal Income Tax Consequences - Partnership Status."

The special distribution to you will reduce the tax basis of your common units.

         The special distribution of $3.70 for each common unit that you hold will reduce the federal income tax basis of your units by that amount. Although we do not expect that the amount of the distribution will exceed your tax basis in your common units, to the extent of any such excess you will recognize taxable gain from the sale or exchange of your units. For a more complete discussion of the federal income tax effects of the special distribution, see "U.S. Federal Income Tax Consequences - Tax Treatment of the Special Distribution."

Termination of a special allocation of taxable income by our operating partnership will cause the ratio of taxable income to distributions to increase.

         Our operating subsidiary will no longer make the special allocation of its taxable income to our general partner that was scheduled to be made in 2002. No further special allocations to our general partner were scheduled. With the issuance of the units in the Triton acquisition, the effect of the special allocation for our existing unitholders, if it had survived, would have been significantly diluted. After the acquisition, Triton's depletion and depreciation will partially offset the taxable income allocated to our existing unitholders for fiscal 2002, but not as much on a per unit basis as the special allocation to our general partner would have for our existing unitholders. Consequently, the ratio of taxable income to distributions is expected to be higher than in prior years for our unitholders for the taxable year 2002 and thereafter. As a result, the taxable income and the tax, per dollar of distribution, will be higher than in the years before 2002. In addition, the existing agreement provided that prior special allocations of taxable income made to the general partner will be reversed to the extent possible upon specified future events, such as liquidation, making it likely that common unitholders will recognize taxable income in excess of cash distributions or have a reduction in liquidation distributions, or both, for the years in which such reversal is made. For a discussion of the effects of terminating the special allocation, see "U.S. Federal Income Tax Consequences - Ratio of Taxable Income to Distributions."

Our issuance of deferred participation units may reduce both your capital account and future distributions to you.

         We will issue deferred participation units which, when converted into subordinated units, will result in a reduction of each common unitholder's capital account balance, but not the tax basis, and may reduce both the amount of losses, if any, that can be allocated to the unitholder and the amount of distributions made to the unitholder upon our liquidation. For a description of the federal tax effects of the deferred participation units, see "U.S. Federal Income Tax Consequences-Deferred Participation Units."

The acquisition of Triton will cause us to have two "short" taxable years in 2002.

         As a result of our acquisition of Triton, our taxable year will change from a fiscal year ending September 30 to a calendar year. As a result, in calendar 2002 we will have two "short" taxable years that each will be less than 12 months long, which may result in some unitholders including their share of more than 12 months of our income, gain, loss and deduction in one of their taxable years. In addition, the transfer of 1,641,026 of our outstanding subordinated units from our general partner to Resource America, or one or more of its affiliates, before we close the Triton acquisition will result in our technical termination which will close our taxable year as of the effective date of the transfer. For a more complete description of these effects, see "U.S. Federal Income Tax Consequences - Tax Treatment of Operations--Accounting Method and Taxable Year" and "--Constructive Termination."

                               THE SPECIAL MEETING

Date, Time and Place; Matters to Be Considered

         The special meeting is scheduled to be held on _________ __, 2002 at 10:00 a.m., local time, at _____________________________________. At the special meeting, you will be asked to consider and vote upon a proposal to approve and adopt a contribution agreement, dated January 18, 2002, by and among Vulcan Intermediary, New Vulcan Coal Holdings, us, our general partner and Resource America, and related transactions under which we will acquire approximately 99% of the equity interests of Triton held by Vulcan, Vulcan will contribute approximately $6 million in cash to us and we will issue 6,960,675 common units, 3,977,529 newly-created subordinated units and 17,642,264 newly-created deferred participation units, which proposal includes:

              o the amendment and restatement of our agreement of limited partnership and the agreement of limited partnership of our operating subsidiary, Atlas Pipeline Operating Partnership; and

              o the conversion at the closing of the 1,641,026 subordinated units currently held by our general partner into 1,481,026 common units.

Proxies

         The accompanying form of proxy is for the use of our unitholders to allow them to vote at the special meeting if they cannot or do not wish to attend and vote in person. You may revoke a previously granted proxy at any time before it is exercised by submitting to our secretary written notice of revocation or a properly executed proxy with a later date, or by attending the special meeting and voting in person. You cannot revoke your proxy simply by attending the special meeting. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to Atlas Pipeline Partners GP, LLC, 1845 Walnut Street, Philadelphia, Pennsylvania 19103, Attention: Secretary. All units represented by valid proxies received and not revoked before they are exercised will be voted in the manner specified in the proxies. If no specification is made, units will be voted in favor of the proposal.

         The board of managers of our general partner is not aware of any other matters that will come before the special meeting.

Solicitation of Proxies

         We will bear the entire cost of soliciting proxies from our unitholders. In addition to soliciting proxies by mail, we will request banks, brokers and other record holders to send proxies and proxy material to the beneficial owners of our units and secure their voting instructions. We will reimburse record holders for their reasonable expenses in so doing. We intend to use several officers and employees of our general partner, who will not be specially compensated, to solicit proxies from our unitholders, either personally or by telephone, facsimile or electronic or U.S. mail. In addition, we have retained D.F. King & Co., Inc. to solicit proxies of our common unitholders. We do not expect the costs of this third party solicitor to exceed $15,000.

Record Date and Voting Rights

         The record date for the special meeting is ____________, 2002. Only holders of record of our outstanding common units and subordinated units at the close of business on the record date will be entitled to notice of and to vote at the special meeting. On the record date, there were ___ record holders of our common units and 1,621,159 common units outstanding. Our general partner holds all of the outstanding subordinated units.

         To approve the matter proposed in this proxy statement, we will need the affirmative vote of a majority of the outstanding common units and subordinated units, each voting separately as a class. Since our general partner holds all of the outstanding subordinated units and has agreed to vote all such units in favor of the proposal contained in this proxy statement, the class vote of the subordinated units is assured.

         A list of the common unitholders entitled to receive notice of and vote at the special meeting will be available at the meeting. Unitholders may also obtain a copy of the list by the written request to us.

         If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the proposal presented at the unitholders meeting. If you do not return your card or you do not instruct your broker how to vote any units held for you in "street name," it will have the same effect as a vote against the proposal contained in this proxy statement. Abstentions and broker non-votes will have the same effect as a vote against the proposal contained in this proxy statement.

Unit Ownership of Management

         The members of the board of managers and executive officers of our general partner, and their respective affiliates, are entitled collectively to cast 2,397 votes with respect to our common units, representing less than 1.0% of the common units entitled to vote at the special meeting, none of which are covered by voting agreements. Each of these persons has indicated that they intend to vote their common units for the proposal.

Recommendation of the Conflicts Committee and the Board of Managers of our General Partner

         The conflicts committee of the board of managers of our general partner, consisting solely of independent members, has unanimously determined, based in part on the fairness opinion of McDonald Investments, that the Triton acquisition is fair and reasonable to our partnership as a whole and in the best interests of the holders of our common units. The conflicts committee unanimously recommends that our common unitholders vote "FOR" the proposal set forth in this proxy statement. For a description of the analysis of the conflicts committee, see "The Triton Acquisition - Determination of the Conflicts Committee of our General Partner's Board of Managers."

         The board of managers of our general partner has also unanimously determined that the Triton acquisition is fair and reasonable to our partnership as a whole and in the best interests of our common unitholders. The board of managers unanimously recommends that our unitholders vote "FOR" the proposal set forth in this proxy statement. For a description of the analysis of the board of managers see "The Triton Acquisition--Determination of the Board of Managers of our General Partner."

      SECURITY OWNERSHIP OF CERTAIN OF OUR BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth the beneficial ownership of common and subordinated units held by beneficial owners of 5% or more of the units, by members of the managing board and the executive officer of our general partner and by all managing board members and the executive officer of our general partner as a group as of May , 2002. The subordinated units listed opposite the name of each managing board member represent units owned by our general partner. By reason of their position as managing board members, such persons may be deemed to have shared voting and investment power over the subordinated units. The address of our general partner and its managing board members and executive officers is 311 Rouser Road, Moon Township, Pennsylvania 15108.

                                           Common units        Percentage of      Subordinated units      Percentage of
                                           beneficially         common units         beneficially        subordinated units
     Name of beneficial owner                 owned          beneficially owned         owned            beneficially owned
--------------------------------------     ------------      ------------------   ------------------     ------------------
Atlas Pipeline Partners GP............           --                   --              1,641,026                  100%
Edward E. Cohen.......................           --                   --              1,641,026                  100
Jonathan Z. Cohen.....................        2,397                   (*)             1,641,026                  100
Michael L. Staines....................           --                   --              1,641,026                  100
William R. Bagnell....................           --                   --              1,641,026                  100
George C. Beyer, Jr...................           --                   --              1,641,026                  100
Tony C. Banks.........................           --                   --              1,641,026                  100
Murray S. Levin.......................           --                   --              1,641,026                  100
Managing board members and
   executive officer as a group
   (7 persons)........................        2,397                   (*)             1,641,026                  100%

----------------------
(*) Less than 1%.

                             THE TRITON ACQUISITION

General

         The material terms of the Triton acquisition include the following:

              o We will acquire approximately 99% of the equity interests of Triton from Vulcan. Triton's coal mining business will become our principal business as a result of this acquisition, although we will continue operating our natural gas pipeline.

              o Vulcan will contribute approximately $6 million in cash to us, which we will use to make, promptly after the completion of the Triton acquisition, a special, one-time cash distribution of $3.70 per common unit to each holder of record, on the date of the special meeting, other than our general partner.

              o We will issue to Vulcan 6,960,675 common units, 3,977,529 newly-created subordinated units and 17,642,264 newly-created deferred participation units.

              o Our 1,641,026 outstanding subordinated units, all of which are held by our general partner, will be transferred to Resource America and will convert into 1,481,026 common units at closing.

              o We will amend and restate our limited partnership agreement and the limited partnership agreement of our operating subsidiary, Atlas Pipeline Operating Partnership.

              o We will amend, restate and consolidate our master natural gas gathering agreement and omnibus agreement with Atlas America. Resource America and Atlas America will make a new commitment to drill and connect 500 wells to our gathering system.

              o We will terminate our distribution support agreement with our general partner.

              o We will obtain at least $225 million of financing in order to discharge all of our and Triton's outstanding indebtedness, to repay specified capital contributions from Vulcan to Triton and to pay all expenses related to the Triton acquisition. The successful completion of this refinancing is a condition to the completion of the acquisition.

         Concurrently with the Triton acquisition, New Vulcan Coal Holdings or an affiliate will purchase all of the equity interest in our general partner from subsidiaries of Resource America for approximately $29 million in cash. After the sale of our general partner, we will no longer be a subsidiary of Resource America but instead will be a subsidiary of New Vulcan Coal Holdings.

Background of the Triton Acquisition

         Our business growth strategy involves adding new wells to our pipeline system and pipeline acquisitions. Initially, we focused our acquisition efforts on acquiring pipeline systems in our existing area of operations, and did acquire two small systems in the first quarter of 2001. We will continue to pursue similar acquisitions. However, our management determined that we should seek larger acquisition opportunities in order to increase our market capitalization and seek acquisitions in different energy sectors in order to reduce our exposure to the volatile natural gas pricing environment.

         In February 2001, a mutual acquaintance introduced members of our management to a representative of Triton, which was simultaneously exploring opportunities for a business combination with a publicly-traded master limited partnership. On February 27, 2001, officers of our general partner met with representatives of Vulcan to discuss Vulcan's interest in forming a business combination between us and Triton. That meeting, though introductory in nature, considered the potential for an alignment of interests and explored the common goal of growth of energy assets through the creation and expansion of a master limited partnership such as us. The conversation indicated that both parties had an interest in a potential transaction; however, more discussions were a prerequisite for further progress.

         On March 21, 2001, officers of our general partner and representatives of Vulcan met to continue these exploratory discussions. Vulcan provided us with a description of Triton's assets, and we continued to discuss the potential benefits of a transaction between us and Triton. This meeting was followed up by further conversations and meetings on April 4, 2001 and April 20, 2001, where discussions between us and Vulcan were more detailed about the potential for a business combination between us and Triton. Conversations between us and Vulcan continued periodically in May and June through telephone conversations and meetings. Based on our continued interest in the Triton assets, we began to conduct preliminary due diligence investigations of Triton in the summer of 2001, including a visit to both of Triton's mines on June 14, 2001 and a presentation by Triton's senior management in Denver on June 15, 2001. Triton's management visited and conducted preliminary due diligence on our operations in Pittsburgh on June 22, 2001.

         In July 2001, the parties again discussed the potential transaction and a proposed structure in which Vulcan would contribute its equity interests in Triton for an aggregate of approximately 11.4 million common and subordinated units and approximately 20 million deferred participation units and New Vulcan Coal Holdings or an affiliate would acquire the membership interests of our general partner for $35 million in cash. We exchanged drafts of proposed term sheets, exclusivity agreements and a definitive agreement in July and August, but did not reach an agreement at that time.

         Through October 2001, we continued periodic discussions with Vulcan and its advisors. In late October, both parties began to negotiate terms for a proposed business combination between us and Triton. These discussions led to the signing of an exclusivity agreement in late November 2001.

         During November 2001 through January 2002, both parties performed legal, business and financial due diligence investigations. We hired Friedman Billings Ramsey & Co., Inc. to assist us in evaluating the potential transaction.

         On November 27, 2001, the board of managers of our general partner asked its conflicts committee, under the provisions of our partnership agreement, to determine whether the proposed Triton acquisition was fair and reasonable to our partnership as a whole, the standard of analysis that is set forth in our partnership agreement, with primary emphasis on the interests of holders of our common units. The board of managers elected to utilize the conflicts committee because of the potential conflicts of interest between our general partner and Resource America, on the one hand, and us and holders of our common units, on the other hand. The conflicts committee is comprised of Mr. Levin, Mr. Bagnell and Mr. Beyer, all of whom are non-employee members of the board of managers and not otherwise affiliated with our general partner, Resource America or any of their affiliates.

         At the November 27, 2001 meeting, the conflicts committee met with representatives of McDonald Investments, Inc. to consider engaging McDonald Investments to serve as financial advisor to the conflicts committee. After inquiry, the conflicts committee concluded that McDonald Investments was qualified and independent and approved the engagement of McDonald Investments as its financial advisor, subject to finalizing a satisfactory engagement letter. A satisfactory engagement letter was executed by McDonald Investments and the conflicts committee on December 7, 2001. On December 11, 2001, the conflicts committee directed representatives of McDonald Investments to undertake a financial analysis of the proposed transaction to permit McDonald Investments to render an opinion as to the fairness to us and the holders of our common units, from a financial point of view, of the consideration to be paid in the proposed Triton acquisition. The conflicts committee also authorized the retention of Pincock, Allen & Holt to examine Triton's coal properties and to provide advice to McDonald Investments and the conflicts committee regarding Triton's coal operations and financial projections.

         On December 10, 2001, the parties met in Philadelphia to negotiate the details of the transaction and supplement due diligence requests. We negotiated and drafted transaction documents during December 2001 and early January 2002.

         Between December 11, 2001 and January 16, 2002, McDonald Investments reported to the conflicts committee periodically respecting the progress of its engagement. In telephone calls with individual members of the conflicts committee on January 9, 2002 and January 10, 2002, representatives of McDonald Investments informed the conflicts committee that they recommended the following modifications to the structure of the proposed transaction:

              o a significant cash distribution to the common unitholders at closing;

              o a reduction in the number of common units to be issued to Vulcan; and

              o a reduction in the number of deferred participation units to be issued to Vulcan and a longer holding period for these units.

         Based on those discussions, the conflicts committee concluded that the modifications were necessary for it to support the transaction and instructed McDonald Investments to endeavor to negotiate the enumerated modifications, including a cash distribution to the common unitholders at closing of at least $3.00 per common unit.

         The conflicts committee also retained Pepper Hamilton LLP as special counsel. Committee member Mr. Levin is a partner of Pepper Hamilton, but the firm has not represented us, our general partner or any of our or its affiliates. The conflicts committee and its legal counsel met on several occasions with our representatives and our outside legal counsel to discuss the legal and financial due diligence investigations undertaken by us and our general partner. Pepper Hamilton also received and reviewed copies of the definitive agreements for the transaction, discussed those documents with our outside legal counsel and discussed significant aspects of the agreements with the conflicts committee.

         Between January 10, 2002 and January 16, 2002 we, Vulcan and, on behalf of the conflicts committee, McDonald Investments negotiated the final terms of the Triton acquisition, taking into account the issues raised by the conflicts committee. The terms of the transaction were modified as a result of these negotiations as follows:

              o Each common unitholder would now receive a special distribution of $3.70 per unit, which would be made using a matching cash capital contribution to be made by Vulcan concurrently with the closing of the transaction.

              o There was an approximate 300,000 reduction in the number of common units to be received by Vulcan, an approximate 60,000 increase in the number of subordinated units to be received by Vulcan, and an approximate 160,000 reduction in the number of common units to be received by Resource America on conversion of our outstanding subordinated units.

              o The number of deferred participation units to be received by Vulcan was reduced by 2 million and the conversion period lengthened by requiring that not more than one of the four tranches of the deferred participation units could convert in any 12 month period.

              o The amount to be paid by Vulcan to purchase the membership interests of our general partner was reduced by $6 million and Vulcan agreed to make the $6 million contribution to us which will be used to pay the $3.70 special distribution to our common unitholders.

         On January 16, 2002, representatives of McDonald Investments presented to the conflicts committee a financial analysis of the proposed transaction and a summary of the improvements in the financial structure that McDonald Investments successfully negotiated on behalf of us and our common unitholders. Also present were representatives of Pincock, Allen & Holt, who reported briefly on their analyses and report. At the end of its presentation, McDonald Investments delivered its oral fairness opinion to the conflicts committee, which opinion was subsequently confirmed in writing. Common unitholders should refer to the description of McDonald Investments' opinion elsewhere in this proxy statement for information about the matters covered by that opinion and the assumptions and limitations underlying it.

         At a meeting on January 17, 2002, the conflicts committee determined that the proposed transaction was fair and reasonable to our partnership as a whole and that the common units held by our common unitholders following consummation of the Triton acquisition should prove to be more valuable and preferable to own than the common units would be if the transaction were not consummated. The conflicts committee further determined to recommend that our common unitholders approve the Triton acquisition.

         The full board of managers of our general partner determined that the Triton acquisition was fair to and in the best interests of us and approved the Triton acquisition on January 17, 2002. The definitive agreements for the transaction were signed on January 18, 2002.

Determination of the Conflicts Committee of our General Partner's Board of Managers

         The conflicts committee of the board of managers of our general partner has unanimously determined that the proposed transaction is fair and reasonable to our partnership as a whole. Since the standard of analysis set forth in our partnership agreement required a determination that the Triton acquisition was fair to our partnership as a whole, the conflicts committee made no specific fairness determination with respect to our common units as a separate class. However, the conflicts committee did conclude that the common units to be held by our common unitholders following consummation of the transaction should prove to be more valuable and preferable to own than the common units would be if the transaction were not consummated. The conflicts committee also agreed unanimously to recommend to our common unitholders that they vote to approve the transaction if submitted for their approval.

         The conflicts committee concluded that it was not in a position to make any determination regarding:

              o the relative value of the consideration to be received by our general partner as holder of all of our subordinated units versus the common units to be retained by current holders of those units following consummation of the transaction; or

              o the proposed transaction between Resource America's subsidiaries and Vulcan involving the sale of the equity interests in the general partner or the relative value, on the one hand, of the consideration to be received by those subsidiaries for the sale of those equity interests and costs and benefits to them of the changes to the master natural gas gathering agreement, including Atlas America's obligation to drill 500 additional wells and, on the other hand, the value of the common units to be retained by the current holders of those units following consummation of the transaction.

         In connection with its determinations, the conflicts committee received the opinion of the board of managers of our general partner that it did not believe the conflicts committee was required under our partnership agreement to analyze the relative values of any consideration received by any of the participants in the transaction other than us and the common unitholders. However, the board of managers imposed no restrictions or limitations on the conflicts committee with respect to matters considered by it in making its determinations.

         During its deliberations and in recommending that the common unitholders approve the proposed transaction, the conflicts committee considered, with the assistance of its financial and legal advisors, a number of factors, including the following material factors:

Positive Factors


              o The presentation made by McDonald Investments to the conflicts committee on January 16, 2002 and McDonald Investments' oral and written opinion, including its belief that the Triton acquisition will be accretive to distributions on our common units through 2005 based on the comparison of the pro forma projections of the combined entity and our projections on a stand-alone basis. Under each of the three case projections presented by McDonald Investments, our cash flow available for distribution to common unitholders is expected to be greater for the combined entity. See "Opinion of the Financial Advisor to the Conflicts Committee of our General Partner's Board of Managers--Accretion/Dilution to Forecasted Distributions for our Common Units."

              o The belief that the Triton acquisition should make our common units more valuable to, and preferable to own by, our existing unitholders than they would be absent the acquisition based on:

                  o McDonald Investments' opinion that the combined entity should generate greater cash flow available for distributions to common unitholders than our operations on a stand-alone basis without the Triton acquisition;

                  o the expected increased liquidity of our common units upon the public sale of common units to be held by Vulcan and greater coverage anticipated from financial analysts; and

                  o the introduction of a second line of business, coal operations, which will reduce our dependence on the existing natural gas pipeline business.

              o The conflicts committee believed that we would be able to make greater distributions despite the substantial dilution to existing common unitholders, our increased debt and the termination of the distribution support agreement.

              o The terms of the contribution agreement, including the representations and warranties of Vulcan, the conditions to closing, the restrictions on the conduct of both businesses pending closing and the other terms and conditions which:

                  o do not preclude the board of managers, in the exercise of its fiduciary duties, from considering competing acquisition proposals and withdrawing or modifying its approval or recommendation of the contribution agreement and do not prevent the board of managers from approving, recommending or accepting an alternative proposal that it deems to be more favorable to us than the proposed transaction, subject to payment of a break-up fee; and

                  o permit us to terminate the contribution agreement without the payment of a break-up fee in the event McDonald Investments modifies or withdraws its opinion prior to closing.

              o Our management's and outside legal counsel's due diligence investigation of Triton.

              o The fact that the affirmative vote of holders of at least a majority of our outstanding common units is required to approve the transaction contemplated by the contribution agreement.

              o The retention of Atlas America to continue to manage our gas gathering and pipeline management activities.

              o The undertaking by Resource America and its affiliates to drill 500 additional wells.

              o The belief that the acquisition of Triton will create a stronger, more competitive and diversified company with greater potential for long-term growth.

Negative Factors

              o The possibility that some existing common unitholders might object to the change in our principal business to coal mining.

              o The conditioning of the Triton acquisition on Triton obtaining $225 million of financing. While the conflicts committee has been advised that Triton should be able to satisfy this condition, Triton could offer no assurance that it will be successful in obtaining that financing. Accordingly, the financing contingency increases the risk that the transaction will not close. McDonald Investments advised the conflicts committee that its opinion assumes that Triton can refinance its debt and that if the financing is not obtained or is obtained on terms less favorable to us than anticipated, it may be required to modify or withdraw its opinion. In that event, we have the right to terminate the agreement without payment of a break-up fee, and the conflicts committee anticipated that we would exercise that right.

              o The possibility that conflicts of interest of our general partner and its affiliates in the Triton acquisition might have led our general partner to negotiate on our behalf with Vulcan less aggressively than it would have in the absence of those conflicts.

              o The cap on the gathering fee imposed in the amended natural gas gathering agreement to be entered into as part of the Triton acquisition could reduce our revenues if natural gas prices increase substantially.

              o The substantial dilution to our common unitholders through the conversion of the existing subordinated units, the issuance of approximately 7 million additional common units and the issuance of approximately 4 million additional subordinated units.

              o The uncertainty, in the opinion of the conflicts committee and McDonald Investments, as to the effect on the market of the substantial number of deferred participation units to be issued.

              o The existence of the deferred participation units and the potential for substantial additional dilution to our common unitholders should they convert, as well as the understanding of the conflicts committee as to the ability of the general partner to make uneven distributions to cause deferred participation units to convert.

              o The uncertainty of the reaction of the market after announcement of proposed transaction.

              o The board of managers did not authorize the conflicts committee to solicit indications of interest from third parties relating to a possible acquisition of us, to conduct an auction of us to third parties or to seek an alternative to the proposed Triton acquisition.

              o The risk that the Triton acquisition may not be completed in a timely manner or, if completed that the potential benefits of the Triton acquisition may not be realized.

              o The ability of Vulcan, as long as it owns a majority of the common and subordinated units, to approve or disapprove most matters submitted to limited partners to vote, including amendments to our partnership agreement, irrespective of the vote of other common unitholders.

The conflicts committee also considered the substantial additional debt we will incur in connection with the Triton acquisition, but did not view this as a negative factor because we will be a substantially larger entity after the transaction is completed and because projections presented by McDonald Investments indicated that we would be able to pay the increased debt service. The committee also considered that, on a pro forma basis, the combined entity would have had substantial net losses and that Triton's accountants had included a "going concern" issue in their audit reports for the three months ended September 30, 2001 and the year ended June 30, 2001. The committee did not view these as negative factors because the factors that had contributed to Triton's historic net loss had been resolved and the "going concern" issue focused on the issue of debt refinancing which would be addressed before the completion of the Triton acquisition.

         In view of the variety of factors and the amount of information considered, the conflicts committee did not make a specific assessment of, quantify or otherwise assign relative weights to the various factors and analyses considered in reaching its determination. Rather, the conflicts committee conducted an overall analysis of the factors described above. In considering those factors, individual members of the conflicts committee may have given different weight to different factors. The conflicts committee's determination regarding the transaction and its recommendation to the common unitholders to approve the transaction was made after consideration of all of the factors as a whole.

Determination of the Board of Managers of our General Partner

         The board of managers of our general partner believes the Triton acquisition is fair to us and in the best interest of our common unitholders, and recommends that our unitholders vote in favor of the proposal described in this proxy statement. In making its determination and recommendation, the board of managers did not consider the separate sale of our general partner. It did consider:

         o The determination of the conflicts committee of the board, which relied in part on the fairness opinion provided by McDonald Investments, that the Triton acquisition is fair and reasonable to us as a whole and that the units held by our common unitholders following the completion of the acquisition should prove to be more valuable and preferable to own than the common units would be if we did not make the Triton acquisition.

         o Management's analysis of the enterprise value of Triton, described below.

         o Its belief that the principal factors giving rise to Triton's historic losses were no longer significant. Triton has resolved the geological and production problems at its mines and the prices Triton will receive for its coal in 2002-03 are higher, based on current contractual commitments, than the prices it received from inception through December 31, 2001.

         o Its belief that the combination of Triton's business with our existing business will create a stronger, more competitive and diversified company with greater potential for long-term growth, increased liquidity and expanded analyst coverage.

         o Its belief, based on the analysis of McDonald Investments described in this proxy statement, that the Triton acquisition will allow us to increase distributions to our common unitholders by at least 15% per year through 2005. For the description of McDonald Investments' analysis, see "The Triton Acquisition--Opinion of the Financial Advisor to the Conflicts Committee of our General Partner'--Accretion/Dilution to Forecasted Distributions for our Common Units."

         o The fact that a substantial portion of Vulcan's equity interest in us will be subordinated and will not convert into common units if we under-perform.

         The board of managers did not assign relative weights to the various factors it considered. The board of managers' determination to approve the Triton acquisition was made after consideration of all of the factors as a whole.

Opinion of the Financial Advisor to the Conflicts Committee of our General Partner's Board of Managers

         The conflicts committee of the board of managers of our general partner asked McDonald Investments to render an opinion as to the fairness to us and the holders of our common units, from a financial point of view, of the consideration, as defined below, to be paid in the transactions contemplated by the contribution agreement. McDonald Investments was not engaged to address, nor did McDonald Investments express any opinion concerning, any aspect of the transfer of the equity interests in our general partner. On January 16, 2002, McDonald Investments delivered an opinion that, as of that date, and based upon and subject to the assumptions, limitations and qualifications contained in its opinion, the consideration to be paid in the transactions contemplated by the contribution agreement was fair to us and the holders of our common units from a financial point of view.

         The full text of the written opinion of McDonald Investments is attached to this document as Annex B. You are urged to read that opinion carefully and in its entirety for assumptions made, procedures followed, other matters considered and limits of the review undertaken in arriving at that opinion. The description of McDonald Investments' opinion contained in this document is qualified in its entirety by reference to the full text of the opinion in Annex B.

         The conflicts committee of the board of managers of our general partner retained McDonald Investments to serve as an advisor to it and not as an advisor to or agent of our general partner, its board of managers, us or the holders of our common units. The opinion is directed only to the fairness of the consideration to be paid in the transactions contemplated by the contribution agreement to us and the holders of our common units, from a financial point of view. For purposes of McDonald Investments' opinion, the consideration to be paid in the transactions contemplated by the contribution agreement is defined as the 7,101,818 common units, 4,058,182 subordinated units and 18,000,000 deferred participation units to be issued to Vulcan--that is, the number of units before the proportionate reduction resulting from Triton's expected conversion to a limited partnership and Vulcan's contribution of less than 100% of the interest in Triton to us--and the $6,000,000 in cash to be contributed to us by Vulcan and distributed to the existing holders of our common units as a special, one-time distribution of $3.70 per common unit. In addition, in preparing its opinion, McDonald Investments also considered the following four proposed changes to our existing agreements:

         o Under the proposed amended master natural gas gathering agreement, Resource America and its affiliates will be required to drill and connect to our gathering system, at their sole cost and expense, at least 500 new wells within 2,500 feet of our gathering system before March 15, 2005, of which at least 175 of those wells must be drilled and connected before March 15, 2003.

         o Under the same agreement, in exchange for our gathering of the natural gas of Resource America, its affiliates and investment programs through the gathering system, Resource America will pay us a monthly fee equal to the greater of $0.35 per thousand feet of natural gas transported through our gathering system or 16% of the gross sales price for natural gas sold by Resource America to unaffiliated third parties. At no time will the gathering fee be more than $0.80 per thousand cubic feet of natural gas, as adjusted annually in accordance with the consumer price index.

         o Under the same agreement, Atlas America will manage our pipeline for a fee of $0.12 per thousand cubic feet of natural gas on which the gathering fee is paid, plus up to 110% of Atlas America's projected sales, general and administrative costs related to its management.

         o Under the proposed amendment of our partnership agreement, the restriction on our incurring indebtedness of more than two times trailing four quarters earnings before interest, taxes, depreciation and amortization, or EBITDA, will be eliminated.

McDonald Investments' opinion does not address the merits of our decision to enter into the contribution agreement or other business strategies which may have been considered by the conflicts committee, nor does it address the decision of the conflicts committee to proceed with the transactions contemplated by the contribution agreement and the related agreements. McDonald Investments' opinion does not constitute a recommendation to any holder of our common units as to how that holder should vote at our special meeting.

         McDonald Investments also participated in the negotiations between the parties about the consideration to be paid in the transactions contemplated by the contribution agreement. The conflicts committee imposed no restrictions or limitations on McDonald Investments with respect to the investigations made or the procedures followed by McDonald Investments in rendering its opinion.

         In rendering its opinion, McDonald Investments reviewed, among other things:

         o the contribution agreement, including the exhibits and schedules to the contribution agreement;

         o the purchase agreement for the sale of our general partner, including the exhibits and schedules to the purchase agreement;

         o  the proposed amendment of our limited partnership agreement;

         o the proposed amendment of our master natural gas gathering agreement;

         o the proposed amendment of the limited partnership agreement of Atlas Pipeline Operating Partnership;

         o our annual report on Form 10-K for the year ended December 31, 2000, our quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2001, and other publicly available information about us;

         o Powder River Basin coal price forecasts prepared by various independent consulting firms;

         o audited financial statements for Triton for the fiscal years ended June 30, 2000 and 2001, and unaudited interim financial statements for the three months ended September 30, 2001;

         o internal business and financial information, including projections, furnished to McDonald Investments by our management;

         o a draft of the Triton Coal Company LLC Buckskin and North Rochelle Mines Due Diligence Review, which we refer to as the Pincock report, prepared for us by Pincock, Allen & Holt;

         o publicly available information concerning historical market prices and trading volumes for our common units from January 14, 2000, the date of our initial public offering, through January 15, 2002;

         o publicly available information for certain other companies that McDonald Investments thought were comparable to us or Triton and the trading markets for certain of such other companies' securities; and

         o publicly available information about the nature and terms of other transactions that McDonald Investments considered relevant to its analysis of the transactions contemplated by the contribution agreement and related agreements.

McDonald Investments also met with our general partner's officers and employees and Triton's officers and employees to discuss our business and prospects and the business and prospects of Triton, and other matters that McDonald Investments believed were relevant to its inquiry.

         You should note that in rendering its opinion, McDonald Investments, with the permission of the conflicts committee, relied upon the accuracy and completeness of all of the financial and other information provided to it or publicly available. McDonald Investments also assumed and relied upon the accuracy of the representations and warranties of the parties contained in the contribution agreement, the purchase agreement for the sale of our general partner and the amended master natural gas gathering agreement. McDonald Investments was not engaged to, and did not independently attempt to, verify any of that information. McDonald Investments also relied upon our management as to the reasonableness and achievability of the financial and operating projections and the assumptions and bases for those projections, and assumed that they reflected the best currently available estimates and judgment of our management. McDonald Investments also expressly assumed that the debt financing in amounts projected to be required by us in order to refinance our and Triton's existing indebtedness and support our post-transaction operations will be available in the amounts and on the terms contemplated by the projections with which McDonald Investments was furnished, including that such debt will not be amortized and that no financial covenants will limit distributions to unitholders. McDonald Investments subsequently considered the possibility of replacing $25 million of the projected debt financing with $25 million in proceeds from the sale of pay-in-kind preferred units and indicated that, on a preliminary basis and subject to further review, such a replacement would not require it to modify its opinion. McDonald Investments was not engaged to assess the reasonableness or achievability of those projections or the assumptions underlying them and expressed no view on those matters. McDonald Investments did not conduct a physical inspection or appraisal of any of our assets, properties or facilities or those of Triton, nor was it furnished with any evaluation or appraisal of those assets, properties or facilities, other than the Pincock report. McDonald Investments also assumed that the conditions to the contribution agreement would be satisfied and that the transactions contemplated by that agreement would be completed on a timely basis in the manner contemplated.

         McDonald Investments' opinion is based on economic and market conditions and other circumstances existing on the date its opinion. McDonald Investments' opinion does not address any matters subsequent to the date of the opinion, including the value of our common units. McDonald Investments' opinion is limited to the fairness, as of the date of the opinion, from a financial point of view, of the consideration to be paid in the transactions contemplated by the contribution agreement and does not address our underlying business decision to effect the transactions contemplated by the contribution agreement. You should understand that, although subsequent developments may affect its opinion, McDonald Investments does not have to update, revise or reaffirm its opinion.

         McDonald Investments developed several analyses to evaluate the consideration to be paid in the transactions contemplated by the contribution agreement. McDonald Investments analyzed the enterprise and terminal value of Triton. It compared the equity value of our common units to the implied equity value of our common units, assuming the consummation of the Triton acquisition. It also analyzed accretion/dilution to forecasted distributions for our common units, assuming the consummation of the Triton acquisition. In developing its valuation of Triton, McDonald Investments performed a discounted cash flow analysis, a comparable transaction analysis and a comparable company analysis. Similarly, in developing its analysis of the equity value of our common units, McDonald Investments performed a discounted cash flow analysis, a comparable transaction analysis and a comparable company analysis. The following is a brief summary of the analyses performed by McDonald Investments to arrive at its opinion. The results determined from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, and are inherently subject to substantial uncertainty.

                                Triton Valuation

         Discounted Cash Flow Analysis. McDonald Investments performed three separate discounted cash flow analyses to calculate Triton's enterprise value, including:

         o an analysis, referred to as the Triton base case, using projections for Triton for fiscal year 2002 through fiscal year 2011 for EBITDA, net investment and free cash flow;

         o an analysis, referred to as the Pincock case, using projections for Triton for fiscal year 2002 through fiscal year 2011, but adjusted to reflect the Pincock report's most likely spot pricing scenario, varying from $6.73 per ton in 2002 to $7.35 per ton in 2011 for 8,800 Btu coal and from $5.73 per ton in 2002 to $6.35 per ton in 2011 for 8,400 Btu coal, and further adjusted to reflect the Pincock report's projected strip ratio; and

         o an analysis, referred to as the $7.50/$6.50 case, using projections for Triton for fiscal year 2002 through fiscal year 2011, but adjusted to reflect a flat spot pricing for the Southern Powder River Basin of $7.50 per ton for 8,800 Btu coal and $6.50 per ton for 8,400 Btu coal, and further adjusted to reflect the projected strip ratio from the Pincock report.

                                          Summary of Triton Base Case Values
                                                    (in millions)

---------------------------------------------------------------------------------------------------------------------
                                                        For the year ended December 31,
                           ------------------------------------------------------------------------------------------
                            2002E    2003E    2004E    2005E     2006E    2007E    2008E    2009E    2010E     2011E
---------------------------------------------------------------------------------------------------------------------
EBITDA                         $79     $103     $134      $143     $141     $152     $159     $168      $178     $187
Net investment               ($53)    ($59)    ($25)     ($29)    ($30)    ($30)    ($34)    ($29)     ($48)    ($26)
Free cash flow                 $26      $45     $108      $114     $111     $122     $126     $140      $130     $162
Present value of free
  cash flow                    $25      $38      $82       $77      $67      $65      $60      $60       $49      $55
---------------------------------------------------------------------------------------------------------------------


                                            Summary of Pincock Case Values
                                                    (in millions)

---------------------------------------------------------------------------------------------------------------------
                                                        For the year ended December 31,
                          -------------------------------------------------------------------------------------------
                          2002E    2003E    2004E    2005E    2006E    2007E    2008E     2009E      2010E     2011E
---------------------------------------------------------------------------------------------------------------------
EBITDA                        $77     $82      $88      $83      $57      $68       $81      $86          $86     $79
Net investment              ($52)   ($58)    ($24)    ($22)    ($14)    ($26)     ($28)    ($32)        ($42)   ($20)
Free cash flow                $24     $24      $64      $61      $43      $43       $53      $54          $44     $59
Present value of free
  cash flow                   $23     $20      $48      $41      $26      $23       $25      $23          $17     $20
---------------------------------------------------------------------------------------------------------------------


                                          Summary of $7.50/$6.50 Case Values
                                                    (in millions)

---------------------------------------------------------------------------------------------------------------------
                                                        For the year ended December 31,
                           ------------------------------------------------------------------------------------------
                            2002E    2003E    2004E     2005E    2006E    2007E    2008E    2009E     2010E    2011E
---------------------------------------------------------------------------------------------------------------------
  EBITDA                       $79      $92     $112      $111      $89      $91      $92      $89       $86      $83
  Net investment              ($53)    ($58)    ($25)     ($28)    ($29)    ($29)    ($33)    ((28)     ($48)    ($25)
  Free cash flow               $26      $34      $87       $83      $60      $62      $59      $60       $38      $57
  Present value of free
  cash flow                    $25      $29      $66       $56      $36      $33      $28      $26       $15      $20
---------------------------------------------------------------------------------------------------------------------

         Using the values from these Triton projections, and as adjusted for the Pincock case and the $7.50/$6.50 case, McDonald Investments calculated the free cash flows Triton could generate for each fiscal year through 2011 by subtracting the net investment amount projected for each fiscal year from the projected EBITDA for each fiscal year under each case. For each case, the value of the free cash flows for each fiscal year was then discounted, using a discount rate of 12%, producing a present value for free cash flows for each fiscal year. The present values for free cash flow for each fiscal year were then added together, resulting in a total present value of free cash flow for the Triton base case, the Pincock case and the $7.50/$6.50 case.

         The estimated terminal value for Triton at the end of 2011 of $74.0 million was determined by multiplying the estimated amount of reserves remaining in 2011 of 503 million tons by the multiple for Southern Powder River Basin reserves of 0.4x, which McDonald Investments derived though its comparable transaction analysis for Triton, and an inflation factor of 2%.

         McDonald Investments compared the enterprise value yielded by each of its three discounted cash flow analyses to a calculated value of the consideration to be paid for Triton, which McDonald Investments determined to be $518.1 million, comprised only of:

         o  $168.9 million for 7,101,818 common units at $23.79 per common unit;

         o $72.4 million for 4,058,182 subordinated units at $23.79 per subordinated unit, discounted by 25% to account for the subordinated structure;

         o the discounted present value of the deferred participation units of $50.8 million, which represents an average value for the discounted present value of the deferred participation units for the Triton base case, the Pincock case and the $7.50/$6.50 case; and

         o  the assumption of $226 million of Triton's indebtedness.

         For the Triton base case, the sum of the present value of the free cash flows of $577.5 million and terminal values of $74.0 million yielded an enterprise value of $651.5 million, as compared to the $518.1 million to be paid for Triton. For the Pincock case, the sum of the present value of the free cash flows of $266.2 million and terminal values of $74.0 million yielded an enterprise value of $340.2 million, as compared to the $518.1 million to be paid for Triton. Finally, for the $7.50/$6.50 case, the sum of the present value of the free cash flows of $332.1 million and terminal values of $74.0 million yielded an enterprise value of $406.1 million, as compared to the $518.1 million to be paid for Triton.

                    Results of Enterprise Value Calculations
                                  (in millions)

-------------------------------------------------------------------------------------------------------------------
                                     Triton base case               Pincock case               $7.50/$6.50 case
-------------------------------------------------------------------------------------------------------------------
Sum of present values of free
   cash flows                            $577.5                       $266.2                       $332.1
Terminal value                            $74.0                        $74.0                        $74.0
Calculated enterprise value              $651.5                       $340.2                       $406.1
-------------------------------------------------------------------------------------------------------------------

         For purposes of comparison and in order to take into account the values that McDonald Investments calculated for the value of our common units under two separate scenarios, McDonald Investments further compared the results obtained for the Pincock case and the $7.50/$6.50 case to the calculated values to be paid for Triton assuming that the value of our common units was adjusted to incorporate the values McDonald Investments determined through its discounted cash flow analyses described below under "Valuation of Our Common Units." For the Pincock case, McDonald Investments determined the value to be paid for Triton assuming the more conservative case value of $9.59 per common unit, and for the $7.50/$6.50 case, McDonald Investments determined the value to be paid for Triton assuming the base case value of $17.31 per common unit. For the Pincock case, this yielded a calculated value to be paid for Triton of $323.3 million, as compared to the enterprise value previously calculated of $340.2 million, and for the $7.50/$6.50 case, this yielded a calculated value to the paid for Triton of $401.6 million, as compared to the enterprise value previously calculated of $406.1 million. The results of these analyses are summarized in the following table:

------------------------------------------------------------------------------------------------------------------------------------
                                             Results of Discounted Cash Flow Analyses
                                              (in millions, except per unit figures)
------------------------------------------------------------------------------------------------------------------------------------
                                  Triton base case with
                               average discounted present     Triton base case with total
                                    value of deferred         discounted present value of
                                   participation units        deferred participation units     Pincock case      $7.50/$6.50 case
------------------------------------------------------------------------------------------------------------------------------------
Common unit value                         $23.79                          $23.79                    $9.59               $17.31
------------------------------------------------------------------------------------------------------------------------------------
Total value of 7,101,818
common units                              $168.9                          $168.9                    $68.1               $122.9
------------------------------------------------------------------------------------------------------------------------------------
Total value of subordinated
units                                      $72.4                           $72.4                    $29.2                $52.7
------------------------------------------------------------------------------------------------------------------------------------
Discounted present value of
deferred participation units               $50.8                          $152.6                       $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
Assumed indebtedness                      $226.0                          $226.0                   $226.0               $226.0
------------------------------------------------------------------------------------------------------------------------------------
Total consideration                       $518.1                          $619.9                   $323.3               $401.6
------------------------------------------------------------------------------------------------------------------------------------
Total calculated enterprise
value                                     $651.5                          $651.5                   $340.2               $406.1
------------------------------------------------------------------------------------------------------------------------------------

         Inherent in any discounted cash flow valuation are the use of a number of assumptions, including the accuracy of management's projections, and the subjective determination of an appropriate terminal value and discount rate to apply to the projected cash flows of the entity under examination. Variations in any of these assumptions or judgments could significantly alter the results of a discounted cash flow analysis.

         Comparable Public Company Analysis. McDonald Investments' comparable public company analysis involved an analysis of publicly-traded companies that it considered to be comparable to Triton with regard to industry, operations, performance and/or markets served. This analysis was based on the theory that the market value of a company can be estimated by deriving market multiples from publicly-traded companies that relate their stock prices to earnings, cash flows or other measures of the target company. No company used as a comparison in this analysis was identical to Triton.

         McDonald Investments selected public companies that in its estimation were reasonably similar in scope of operations to Triton. The companies selected were:

         o  Alliance Resource Partners, L.P.,

         o  Arch Coal, Inc.,

         o  CONSOL Energy Inc.,

         o  Massey Energy Corporation,

         o  Peabody Energy Corporation and

         o  Penn Virginia Resource Partners, L.P.

This group includes companies with market capitalizations of between $198.9 million and $1,758.3 million.

         The data and ratios McDonald Investments compared included, among other things:

         o  enterprise value to latest 12 months EBITDA;

         o  enterprise value to annual production; and

         o  enterprise value to reserves.

         Enterprise value is defined as market capitalization less cash and equity in affiliates, plus total debt, preferred stock and minority interest. Market capitalization is defined as current stock price multiplied by outstanding shares. The table below illustrates the range of valuation multiples, as well as the average and median multiples, for the comparable group resulting from this analysis.

-------------------------------------------------------------------------------------------------------------

                            Summary of Analysis of Public Company Valuation Multiples
-------------------------------------------------------------------------------------------------------------
     Latest 12 months                          Range                           Average              Median
Enterprise value/EBITDA                         5.6x            10.1x            7.3x                 6.6x
Enterprise value/production                    14.5x            40.5x           24.9x                23.2x
Enterprise value/reserves                       0.3x             1.0x            0.6x                 0.5x
-------------------------------------------------------------------------------------------------------------

         McDonald Investments applied the valuation multiples for enterprise value to latest 12 months EBITDA, enterprise value to annual production and enterprise value to reserves, reflecting the average and median multiples of the comparable companies. This methodology implied an enterprise value of $620.3 million, as compared to the $518.1 million to be paid for Triton.

         Comparable Transaction Analysis. McDonald Investments analyzed information related to the following transactions in the coal industry involving significant assets in the Southern Powder River Basin for which public information was available:

         o  RAG International Mining GmbH and Cyprus Amax Coal Company;

         o  AEI Resources, Inc. and Zeigler Coal Holding Company;

         o  Kennecott Energy and Kerr-McGee Corporation's Jacobs Ranch Mine;

         o  Arch Coal Inc. and Atlantic Richfield Company's U.S. Coal
            Operations;

         o  Peabody Holding Company, Inc. and Peabody Coal Holdings Corporation;

         o  Kennecott Energy Company and Marigold Land Company;

         o  Carter Mining Company and Peabody Holding Company, Inc.;

         o  Cordero Mining Company and Kennecott Corporation;

         o  Nerco Coal Company and Kennecott Corporation;

         o  Shell Mining Company and Zeigler Coal Holding Company; and

         o  Mobil Coal Producing and Marigold Land Company.

This analysis was conducted to determine relevant valuation multiples for transactions McDonald Investments considered similar to the transactions contemplated by the contribution agreement. No transaction used as a comparison in this analysis was identical to the Triton acquisition. After reviewing the transactions where financial information was available, McDonald Investments applied the median transaction multiples resulting from this analysis to Triton's estimated EBITDA for 2002 and Triton's production and reserves to derive an implied enterprise value for Triton.

---------------------------------------------------------------------------------------------------------------
                            Summary of Analysis of Selected Acquisition Transactions
---------------------------------------------------------------------------------------------------------------
                                                    Range                    Average                Median
---------------------------------------------------------------------------------------------------------------
Enterprise value/EBITDA                        4.5x            8.9x              5.7x                  7.2x
Enterprise value/production                   14.9x           33.4x             18.3x                 14.9x
Enterprise value/reserves                      0.4x            1.7x              0.6x                  0.4x
---------------------------------------------------------------------------------------------------------------

         This methodology implied an average enterprise value of $519.2 million, as compared to the $518.1 million to be paid for Triton.

         Average of the Results of the Triton Valuation Analyses. McDonald Investments computed an average enterprise value for Triton based upon the average of the results of the Triton base case discounted cash flow analysis, the Pincock case discounted cash flow analysis, the $7.50/$6.50 case discounted cash flow analysis, the comparable transaction analysis and the comparable public company analysis. This methodology yielded an average enterprise value for Triton of $507.5 million, as compared to the $518.1 million to be paid to Triton.

                          Valuation of our Common Units

         Discounted Cash Flow Analysis. McDonald Investments performed two separate discounted cash flow analyses to calculate the value of our common units, including:

         o an analysis, referred to as our base case, using our projections, presented below, for fiscal year 2002 through fiscal year 2006; and

         o an analysis, referred to as the more conservative case, using our projections, presented below, for fiscal year 2002 through fiscal year 2006, but adjusted to reflect a lower estimated enterprise value as a multiple of our estimated EBITDA for 2002.

                                    Summary of Our Base Case Values
                                (in thousands, except per unit figures)

-----------------------------------------------------------------------------------------------------
                                             2002E       2003E       2004E        2005E        2006E
-----------------------------------------------------------------------------------------------------
EBITDA                                       $7,764      $8,637      $9,174        $9,575      $9,896
-----------------------------------------------------------------------------------------------------
Net investment                             ($3,988)    ($1,429)    ($1,514)      ($1,529)    ($1,558)
-----------------------------------------------------------------------------------------------------
Free cash flow                               $3,776      $7,208      $7,660        $8,045      $8,339
-----------------------------------------------------------------------------------------------------
Present value of free cash flow              $3,579      $6,139      $5,862        $5,531      $5,151
-----------------------------------------------------------------------------------------------------

                                 Summary of More Conservative Case Values
                                 (in thousands, except per unit figures)

-----------------------------------------------------------------------------------------------------
                                           2002E       2003E       2004E        2005E        2006E
-----------------------------------------------------------------------------------------------------
EBITDA                                       $6,002      $6,180      $6,228        $6,269      $6,292
-----------------------------------------------------------------------------------------------------
Net investment                             ($5,199)    ($2,296)    ($2,328)      ($2,306)    ($2,300)
-----------------------------------------------------------------------------------------------------
Free cash flow                                 $803      $3,884      $3,900        $3,963      $3,991
-----------------------------------------------------------------------------------------------------
Present value of free cash flow                $761      $3,308      $2,984        $2,725      $2,465
-----------------------------------------------------------------------------------------------------

         Using the information from our projections, and as adjusted for the more conservative case, McDonald Investments calculated the free cash flows we could generate for each fiscal year through fiscal year 2006 by subtracting the net investment amount projected for each fiscal year from the projected EBITDA for each fiscal year under each case. For each case, the value of the free cash flows for each fiscal year was then discounted, using a discount rate of 11.3%, producing a present value for free cash flows for each fiscal year. The present values for free cash flows for each fiscal year were then added together, resulting in a total present value for free cash flow for the base case and the more conservative case.

         McDonald Investments calculated our estimated terminal value at the end of 2006 based on a terminal multiple of 5.0x EBITDA. The sum of the present value of the free cash flows and terminal values, less outstanding debt plus existing cash, yielded an implied equity value per common unit for the base case of $17.31 and, for the more conservative case, an implied equity value per common unit of $9.59.

            Results of Enterprise Value and Equity Value Calculations
                     (in thousands, except per unit figures)

-----------------------------------------------------------------------------
                                 Our base case       More conservative case
-----------------------------------------------------------------------------
Sum of present values of
   free cash flows                 $26,261.0                $12,242.8
Terminal value                     $30,564.0                $19,430.9
Calculated enterprise value        $56,825.0                $31,673.7
Cash                                $2,215.1                 $2,201.0
Total debt                          $2,587.0                 $2,587.0
Equity value                       $56,453.0                $31,287.7
Equity value per unit                 $17.31                    $9.59
-----------------------------------------------------------------------------

         Comparable Company Analysis. McDonald Investments' comparable company analysis involved an analysis of companies that it considered to be comparable to us with regard to industry, operations, performance and/or markets served. This analysis was based on the theory that the market value of a company can be estimated by deriving market multiples from companies that relate their stock prices to earnings, cash flows or other measures of the target company. No company used as a comparison in this analysis was identical to us.

         McDonald Investments selected companies that in its estimation were reasonably similar in scope of operations to us. The companies selected were:

         o  El Paso Energy,

         o  Enbridge Energy,

         o  Kinder Morgan,

         o  Northern Border,

         o  Buckeye Partners,

         o  Enterprise Products,

         o  EOTT Energy,

         o  Kaneb Pipeline,

         o  Plains All American,

         o  TEPPCO Partners,

         o  Amerigas Partners,

         o  Ferrellgas Partners,

         o  Heritage Propane;

         o  Inergy, L.P.,

         o  Suburban Propane,

         o  Alliance Resource and

         o  PennVirginia Resource Partners, L.P.

This group includes companies with market capitalizations of between $188.1 million and $4,879.4 million.

         The data and ratios McDonald Investments compared included, among other things:

         o  enterprise value to latest 12 months EBITDA;

         o  enterprise value to latest 12 months EBIT; and

         o  enterprise value to estimated 2002 EBITDA.

         The table below illustrates the range of valuation multiples, as well as the average and median multiples, for the comparable group resulting from this analysis.

--------------------------------------------------------------------------------------------------------------
                        Summary of Analysis of Public Company Valuation Multiples
--------------------------------------------------------------------------------------------------------------
          Latest 12 months                          Range                   Average              Median
Enterprise value/EBITDA                         5.4x            17.2x            8.9x                 8.1x
Enterprise value/EBIT                           8.2x            26.1x           12.9x                11.6x
Enterprise value/2002E EBITDA                   4.2x            10.3x            7.0x                 7.1x
--------------------------------------------------------------------------------------------------------------

         McDonald Investments applied the valuation multiples for enterprise value to latest 12 months EBITDA and enterprise value to estimated 2002 EBITDA, reflecting the average and median multiples of the comparable companies. This methodology implied an average valuation of $20.88 per common unit.

         Comparable Transaction Analysis. McDonald Investments analyzed information related to the following transactions in the pipeline industry for which public information was available:

         o  Kinder Morgan Energy Partners, L.P. and Tejas Gas, LLC;

         o  Enbridge Energy Partners, L.P. and Koch Midstream Services Co.,
            L.L.C.;

         o  Mississippi Valley Gas Co. and Atmos Energy Corp.;

         o  TEPPCO Partners, L.P. and Alberta Energy Co., Ltd.;

         o  Northern Borders Partners, L.P. and Midwestern Gas Transmission;

         o  Northern Borders Partners, L.P. and Bear Paw Energy LLC;

         o  Kinder Morgan Energy Partners, L.P. and GATX Corporation;

         o  Alberta Energy Co., Ltd. and Green River Pipeline LLC;

         o  Plains All American Pipeline, L.P. and Marathon Ashland Petroleum
            LLC;

         o  Leviathan Gas Pipeline Partners, L.P. and El Paso Energy
            Corporation;

         o  Duke Energy Corporation and Union Pacific Resources Group Inc.;

         o  TEPPCO Partners, L.P. and Duke Energy Corporation;

         o  Kinder Morgan Energy Partners, L.P. and Santa Fe Pacific Pipeline;
            and

         o  Tejas Gas Corporation and Transok Inc.

This analysis was conducted to determine relevant valuation multiples for transactions considered similar to the transactions contemplated by the contribution agreement and related agreements. No transaction used as a comparison in this analysis was identical to the Triton acquisition. After reviewing the transactions where financial information was available, McDonald Investments applied the median transaction multiples resulting from this analysis to our EBITDA.

-------------------------------------------------------------------------------------------------------------------
                             Summary of Analysis of Selected Acquisition Transactions
-------------------------------------------------------------------------------------------------------------------
                                                 Range                       Average                Median
-------------------------------------------------------------------------------------------------------------------
Enterprise value/EBITDA                        5.3x           10.7x              8.1x                  8.1x
-------------------------------------------------------------------------------------------------------------------

         This methodology implied an average valuation of $24.87 per common unit.

         Average of the Results of the Valuation Analyses of our Common Units. McDonald Investments computed an average value for our common units based upon the average of the results of the discounted cash flow analyses, the comparable transaction analysis and the comparable company analysis. This methodology yielded an average equity value per common unit of $18.16.

         McDonald Investments then compared the average equity value per common unit of $18.16 determined through these analyses to the implied unit price for our common units that McDonald Investments derived through three additional analyses which assumed the consummation of the transactions contemplated by the contribution agreement. These three additional analyses are essentially discounted cash flow analyses on a per unit basis, using the results of the Triton base case, our base case, the Pincock case, our more conservative case and the $7.50/$6.50 case to determine an implied unit price under three separate scenarios.

         The first additional analysis assumed that the consummation of the Triton acquisition occurred under the same conditions which McDonald Investments considered in the Triton base case discounted cash flow analysis and our base case discounted cash flow analysis, summarized above. In this additional analysis, McDonald Investments determined that the present value of per unit distributions was $11.46. McDonald Investments calculated a terminal value by multiplying the projected distribution in 2006 by 9, resulting in a terminal value of $17.51. Adding the present value of the per unit distributions to the terminal value and including the special cash distribution of $3.70 per common unit resulted in an implied price of $32.67 per common unit under this scenario.

         The second additional analysis assumed that the consummation of the Triton acquisition occurred under the same conditions which McDonald Investments considered in the Pincock case discounted cash flow analysis and our more conservative case discounted cash flow analysis, summarized above. In this additional analysis, McDonald Investments determined that the present value of per share distributions was $7.97. McDonald Investments again calculated a terminal value by multiplying the projected distribution in 2006 by 9, resulting in a terminal value of $7.78. Adding the present value of the per unit distributions to the terminal value and including the special cash distribution of $3.70 per common unit resulted in an implied price of $19.45 per common unit under this scenario.

         Finally, the third additional analysis assumed that the consummation of the Triton acquisition occurred under the same conditions which McDonald Investments considered in the $7.50/$6.50 case discounted cash flow analysis and our more conservative case discounted cash flow analysis, summarized above. In this additional analysis, McDonald Investments determined that the present value of per share distributions was $9.75. McDonald again calculated a terminal value by multiplying the projected distribution in 2006 by 9, resulting in a terminal value of $14.16. Adding the present value of the per unit distributions to the terminal value and including the special cash distribution of $3.70 per common unit resulted in an implied price of $27.61 per common unit under this scenario.

                                    Results of Three Additional Analyses

                                                              Pincock case and our more
                                   Triton base case and            conservative            $7.50/$6.50 case and our
                                      our base case                    case                 more conservative case
-------------------------------------------------------------------------------------------------------------------
Present value of per unit
   distributions                        $11.46                        $7.97                        $9.75
Terminal value (9 x 2006E
   distribution)                        $17.51                        $7.78                       $14.16
Special case distribution                $3.70                        $3.70                        $3.70
Implied unit price                      $32.67                       $19.45                       $27.61

         Each of these additional analyses indicated that the value of our common units, assuming the consummation of the Triton acquisition, would be greater than the value McDonald Investments determined for our common units of $18.16.

       Accretion/Dilution to Forecasted Distributions for our Common Units

         McDonald's accretion/dilution analysis involved a review of the effect of the consummation of the transactions contemplated by the contribution agreement under the conditions of three separate scenarios on the forecasted distributions for our common units. Starting with the projected results under these three separate scenarios, McDonald Investments used a standard formula to determine the forecasted distributions for our common units under these three separate scenarios for each fiscal year by adding projected net income and projected depreciation and amortization, subtracting projected capital expenditures, and dividing the result by the number of units outstanding. This analysis indicated:

         o The combination of the Triton base case and our base case compared to our base case on its own resulted in an increase in forecasted distributions for our common units of 15% in 2002, 26% in 2003, 52% in 2004, 40% in 2005 and 37% in 2006;

         o The combination of the Pincock case and our more conservative case compared to our more conservative case on its own resulted in an increase in forecasted distributions for our common units of 23% in 2002, 23% in 2003, 19% in 2004, 53% in 2005, and a decrease in forecasted distributions of 9% in 2006; and

         o The combination of the $7.50/$6.50 case and our more conservative case compared to our more conservative case on its own resulted in an increase in forecasted distributions for our common units of 34% in 2002, 35% in 2003, 60% in 2004, 71% in 2005 and 66% in 2006.

                                   Conclusion

         This summary describes the principal elements of McDonald Investments' presentation to the conflicts committee on January 16, 2002. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. A fairness opinion is not readily susceptible to summary description. Each of the analyses conducted by McDonald Investments was carried out to provide a different perspective on the transactions contemplated by the contribution agreement and add to the total mix of information available. McDonald Investments did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness from a financial point of view, nor did it place particular reliance or weight on any individual analysis. Rather, in reaching its conclusion, McDonald Investments considered the results of the analyses in light of each other and ultimately reached its opinion based upon the results of all analyses taken as a whole. Accordingly, notwithstanding the separate factors summarized above, McDonald Investments believes that you must consider its analyses as a whole and that selecting portions of its analysis and the factors considered by it, without considering all analyses and factors, could create an incomplete or misleading view of the evaluation process underlying its opinion. In performing its analyses, McDonald Investments made numerous assumptions with respect to industry performance, business and economic conditions and other matters. The analyses performed by McDonald Investments are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.

                                Engagement Letter

         Under the terms of an engagement letter dated December 7, 2001, we paid McDonald Investments a fee of $750,000 for its services in rendering its fairness opinion upon delivery of a written fairness opinion to the conflicts committee. However, if the transactions contemplated by the contribution agreement are not consummated because Triton is unable to refinance its existing debt or because of a material adverse effect as defined in the contribution agreement, then McDonald Investments will reimburse us $375,000. All out-of-pocket expenses, including the reasonable fees and out-of-pocket expenses of counsel, incurred by McDonald Investments in connection with its engagement, whether or not the Triton acquisition is consummated, will be paid from the fee McDonald Investments received for rendering its written opinion. We and our general partner have also agreed to indemnify McDonald Investments and related persons against liabilities in connection with its engagement, including liabilities under federal securities laws. McDonald Investments has in the past provided investment banking services to our general partner and its affiliates, including services in connection with our initial public offering which was completed on February 2, 2000 for which McDonald Investments received underwriting discounts and commissions of $515,970. The terms of the fee arrangement with McDonald Investments were negotiated at arms-length between us and McDonald Investments.

         In the ordinary course of business, McDonald Investments may actively trade our securities for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in our securities.

         McDonald Investments, as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The conflicts committee selected McDonald Investments based on its experience in transactions similar to the transactions contemplated by the contribution agreement and related agreements, and its reputation in the retail and investment communities.

Report of Pincock, Allen & Holt

         We retained Pincock, Allen & Holt of Lakewood, Colorado to perform a technical due diligence review of the Buckskin and North Rochelle mines owned and operated by Triton. We selected Pincock, Allen & Holt on the basis of its experience in analyzing coal operations in the Powder River Basin and upon the recommendation of McDonald Investments. Pincock Allen & Holt has over 30 years of experience providing mining consulting services on a global basis. Its corporate and staff experience in the Powder River Basin includes management, engineering, operations, marketing, and other primary aspects of the coal production process.

         We retained Pincock, Allen & Holt with the objective of conducting a complete review of the Buckskin truck and shovel and North Rochelle dragline mines in Wyoming's Powder River Basin, including geology, reserves and coal quality, mine plan, mining and support equipment, mine facilities, cost and economic analysis, environmental compliance, reclamation liabilities and coal sales agreements.

         Pincock, Allen & Holt arrived at its findings and recommendations by visiting the Triton mining operations, touring the facilities and mines, interviewing appropriate management, collecting information, interviewing regulatory agencies, reviewing timing considerations, reviewing coal contracts, determining production capabilities, evaluating economics and all aspects of the production requirements compared to market demand. Pincock, Allen and Holt's conclusions were independently derived. Pincock, Allen and Holt has advised us that during the course of its work, Triton mine staff and corporate management did not impede its independent evaluation and appeared to provide the best available data and information without inhibition. No limitations appeared to be imposed by any party as the technical analysis was conducted.

         Pincock, Allen & Holt's primary conclusions were:

         o Both mines appear to have the surface and coal rights required to properly access the coal for mining purposes or are in the process of acquiring these rights. Pincock, Allen & Holt recommended, however, that we retain a qualified title company to confirm the property right assertions made by Triton. We subsequently obtained that confirmation.

         o While title to the coal provides Triton with access to the coal reserves, emerging conflicts with the holders of other mineral rights have recently disrupted coal mining in the Powder River Basin. In particular, recent court decisions have upheld the right of coal bed methane lessees to develop wells in advance of coal mining operations. Since the production of coal bed methane is a relatively recent development, the federal agencies charged with administering mineral production from federal leases such as those in the Powder River Basin have provided little guidance in resolving conflicts between coal and gas producers. In addition, at North Rochelle, Triton has successfully leased the North Roundup Lease and is planning to mine coal from this area beginning in 2003. Final approval of Triton's mine plans may have been delayed by coal bed methane issues. While these issues are expected to be resolved in time for Triton to proceed with its mining plans, they are nonetheless representative of the risks associated with coal bed methane.

         o Both mines have adequate coal resources to meet production demands for the next ten years. The coal quality forecast within this period is reliable.

            o Beyond this time frame, the Buckskin mine has several hundred million tons of likely economic coal resource under control. However, the conceptual mine plan upon which the Triton economic model is based assumes Buckskin adds the West Hay Creek tract, for which a lease-by-application process has been filed. If Buckskin is unsuccessful in obtaining this lease, then mining costs for other coal resources Buckskin has under control could be higher.

               o The North Rochelle mine has no coal under control beyond the ten-year period. In order to continue operations past ten years, North Rochelle must successfully conclude its pending lease-by-application for the West Roundup tract from the federal government or successfully negotiate the purchase of coal reserves from third parties.

               o Triton is in the process of modifying its mine plan and, as a result, no mine plans, including cost summaries, exist beyond four years at the Buckskin mine or beyond one year at the North Rochelle mine. Pincock, Allen & Holt's study, therefore, depends on the Triton economic model and analysis of this model by Pincock, Allen & Holt.

               o The timing of overburden volumes projected in the Triton economic models is based on approximate strip ratios. The annual overburden amounts and the timing of these amounts can only be considered approximate. However, in later years, the overburden ratios are projected to be lower than in the Triton economic model.

         o Triton's forecast of unit production costs are consistent with historical costs. Pincock, Allen & Holt's comparison of all costs indicates the projected cash costs are within 10% of its estimates. Pincock, Allen & Holt's estimates for depreciation, depletion and other non-cash costs are higher than Triton's estimates.

         o Triton's total capital expenditure forecasts at both mines are within 10% of Pincock, Allen & Holt's forecast but the timing of these capital expenditures may vary from Triton's forecast.

         o All permits and other authorizations necessary to operate the mines are in place. Pincock, Allen & Holt's review did not find any evidence that these permits cannot be routinely renewed.

         o Pincock, Allen & Holt's review indicated that Triton is diligently pursuing approvals for new lease areas. Although there is a slight level of concern for the North Roundup Lease Amendment approval, sufficient time appears available to add the new areas as needed for uninterrupted mining.

         o Both mines exhibit good environmental/regulatory compliance records. However, North Rochelle has exceeded some air quality regulations five times in 2001. This highlights an emerging issue both at North Rochelle and in the Powder River Basin as a whole.

         o Exceedance of air quality limits can potentially trigger both state and federal non-compliance regulations for the entire Powder River Basin air-shed, affecting all mines. As a result, the industry has been implementing procedures to better measure and reduce fugitive dust. This situation should be monitored carefully. Continued exceedances could result in regulations mandating reduced mining activity and consequent fugitive dust generation at all Powder River Basin mines. Because air quality thresholds are only now being approached, the regulatory response is difficult to predict.

         o Revenues in the Triton model are derived from contract and spot market price assumptions. As is the norm in the coal industry, the majority of near term production is committed under the contracts, but this committed volume declines. After 2003, the majority of coal is not contracted and must be sold on the open market or under new contracts.

         o Pincock, Allen & Holt's review of Triton's revenue forecast included spot market prices that are higher than historical levels.

Management of our General Partner after the Closing

         The current members of the board of managers of our general partner will resign upon the completion of the purchase of our general partner. Vulcan will establish a new nine-member board of managers that will include one designee of Resource America reasonably acceptable to Vulcan. Initially, Resource America's designee will be Jonathan Z. Cohen. Walter W. Farley and John
R. Wolak, current members of Triton's board of managers, are expected to become members of the board of managers of our general partner.

              o Mr. Cohen has been Vice Chairman of the board of managers and Executive Vice President of our general partner since formation. He is also an Executive Vice President at Resource America and a trustee and secretary of RAIT Investment Trust, a real estate investment trust.

              o Mr. Wolak is currently, and has been for the past seven years, Portfolio Manager-Venture Investments for Dupont Capital Management, an investor in Vulcan.

              o Mr. Farley is an investor in Vulcan and currently, and has been for the past five years, President of Kisco Management Corporation, a financial planning firm which represents some of the investors in Vulcan.

         The remaining six members of the board of managers of our general partner have yet to be determined, but at least three will be independent in accordance with the rules of the exchange on which our common units trade.

         All of the current officers of our general partner are employees of Resource America. Accordingly, upon completion of the Triton acquisition, the officers of our general partner will be replaced with a new management team. We expect that James M. Hake will become the Chief Executive Officer of our general partner.

              o Prior to joining Vulcan in December 2001, Mr. Hake spent 15 years with Ferrellgas Partners, L.P., a retail marketer of propane, most recently serving as Senior Vice President of Corporate Administration. During his tenure at Ferrellgas, Mr. Hake also served as Senior Vice President of Corporate Development and completed over 100 acquisitions.

Accounting Treatment

         We will account for the Triton acquisition as a "reverse acquisition" in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations," because, among other reasons, Vulcan will own a substantial majority of our units. This means that although we are the legal acquiring entity in the transaction, Vulcan will be treated as the acquiring entity for accounting purposes. Therefore, the pro forma financial information contained in this proxy statement presents the transaction as one in which Triton is acquiring us. After the completion of the Triton acquisition, our financial position and results of operations will be consolidated into Triton's consolidated financial statements. Our future public reporting, including reports filed with the SEC, will contain Triton's consolidated financial information as if Triton were the legal successor to our reporting obligation as of the date of the acquisition.

Change in Accountants

         Grant Thornton LLP has served as our independent public accountants since we commenced operations. Upon completion of the Triton acquisition, we expect to engage PricewaterhouseCoopers LLP, accountants to Triton, as our independent public accountants. We have not had any disagreements with Grant Thornton with respect to accounting principles or practices, financial statements disclosure, or auditing scope or procedure.

Governmental and Regulatory Approvals

         We and Triton do not believe that any government or regulatory filings or approvals are required other than filings with the Securities and Exchange Commission and the American Stock Exchange.

No Appraisal Rights

         We are organized under Delaware law. Under Delaware law, limited partners do not have dissenters' rights of appraisal except as provided in the governing limited partnership agreement. Our limited partnership agreement does not confer these rights. Accordingly, you will not have a right to dissent and receive the appraised value of your common units in connection with the Triton acquisition.

Federal Securities Laws Consequences

         The common units, subordinated units and deferred participation units we will issue to Vulcan pursuant to the contribution agreement, and the common units we will issue to Resource America upon conversion of the outstanding subordinated units, will not be registered under the Securities Act at the time of issuance and will be "restricted securities" under the Securities Act. Accordingly, these units may be sold, pledged or otherwise transferred only:

         o  pursuant to an effective registration statement;

         o  in compliance with Rule 144 under the Securities Act; or

         o in compliance with another exemption from the registration requirements of the Securities Act.

         Rule 144 requires that sales be made in compliance with the rule's holding period requirements, volume limitations, manner of sale provisions, current information requirements and notice of sale requirements. The volume limitations of Rule 144 require that the number of securities sold in any three-month period may not exceed the greater of one percent of the number of our common units outstanding or the average weekly trading volume for our common units during the preceding four week period. Under Rule 144, any resale of securities received by the issuer or an affiliate of the issuer must be held for at least one year. Generally speaking, for holding period purposes, securities obtained upon conversation of convertible securities such as our subordinated units and deferred participation units are deemed to have been acquired at the time of the acquisition of the convertible securities. The manner of sale must be executed through a "broker's transaction," which means the seller must use a middle man to sell the securities and that middle man cannot actively arrange or solicit inquiries to purchase; he can only execute the order. Additionally, we, as the issuer, must maintain adequate, current, public information through the filing of certain reports as mandated by the Exchange Act. Finally, if the amount of securities to be sold exceeds 500 shares or $10,000, within any three month period, notices need to be filed with the SEC and the AMEX.

         As a condition of the Triton acquisition, we have agreed to prepare a registration statement under which Vulcan will offer to sell up to all of its common units. We expect the public offering to commence as promptly as possible after the closing of the acquisition; however the timing and size of the public offering are subject to the market conditions at the time of the proposed offering. If Vulcan sells all of its common units in the public offering, Resource America will be permitted to sell up to $20 million of its common units in the offering. See "The Contribution Agreement -- Public Offering" and see "The Contribution Agreement - Restrictions on Transfer of Units" for a description of the restrictions on transfer agreed to by Vulcan and Resource America.

                      U.S. FEDERAL INCOME TAX CONSEQUENCES

         This section is a summary of the material tax consequences of the Triton acquisition that may be relevant to our unitholders who are individual citizens or residents of the United States and, to the extent set forth below under "--Legal Opinions and Advice," expresses the opinion of Ledgewood Law Firm, P.C., counsel to the general partner and us, insofar as it relates to matters of federal income tax law and legal conclusions with respect thereto. In addition, all statements, other than statements of fact, contained in this section are the opinion of Ledgewood Law Firm, P.C., unless otherwise noted. This section is based upon current provisions of the Internal Revenue Code of 1986, as amended, existing and proposed regulations and current administrative rulings and court decisions, all of which are subject to change either prospectively or retroactively. Later changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. Unless the context otherwise requires, references in this section to us are references to both us and our operating subsidiaries.

         We do not attempt in the following discussion to comment on all federal income tax matters affecting us or unitholders. The discussion focuses only on those federal income tax considerations directly related to the Triton acquisition. Other material tax considerations associated with your continued ownership of common units are summarized in our prospectus dated January 26, 2000, which is available from the Securities and Exchange Commission and should be read and considered in connection with the tax consequences described below. Moreover, the discussion focuses on unitholders who are individual citizens or residents of the U.S. and has only limited application to corporations, estates, trusts, non-resident aliens or other unitholders subject to specialized tax treatment, such as tax-exempt institutions, foreign persons, individual retirement accounts, REITs or mutual funds. Accordingly, you should consult, and should depend on your own tax advisor in analyzing the federal, state, local and foreign tax consequences peculiar to you of the ownership or disposition of common units.

Legal Opinions and Advice

         Ledgewood Law Firm, P.C. is of the opinion that, based on and in reliance on the accuracy of factual representations made by us and by Vulcan and subject to the qualifications set forth in the detailed discussion that follows, for federal income tax purposes:

         o immediately before and after the Triton acquisition, and for all taxable years of our existence, we (and each operating subsidiary) have been classified as a partnership and not as an association (or as a publicly traded partnership) taxable as a corporation for federal income tax purposes; and

         o this proxy statement accurately sets forth the material federal income tax consequences to the holders of common units of the Triton acquisition and related transactions.

         We have not requested and do not intend to request, a ruling from the IRS regarding our classification as a partnership for federal income tax purposes, whether our operations generate "qualifying income" under Section 7704 of the Code or any other matter affecting us or prospective unitholders. An opinion of counsel represents only that counsel's best legal judgment and does not bind the IRS or the courts. Accordingly, we cannot assure you that the opinions and statements made here would be sustained by a court if contested by the IRS. Any contest of this sort with the IRS may materially and adversely impact the market for our common units and the prices at which common units trade. In addition, the costs of any contest with the IRS will be borne directly or indirectly by the unitholders and the general partner. Furthermore, counsel cannot assure you that the treatment of us, or an investment in us, will not be significantly modified by future legislative or administrative changes or court decisions. Any modifications mayor may not be retroactively applied.

Partnership Status

         A partnership is not a taxable entity and incurs no federal income tax liability. Instead, each partner of a partnership is required to take into account his or her allocable share of the partnership's items of income, gain, loss and deduction in computing his or her federal income tax liability, regardless of whether cash distributions are made. Distributions by a partnership to a partner are generally not taxable unless the amount of cash distributed is in excess of his or her adjusted basis in the partnership interest immediately before the distribution.

        We have not sought, and will not seek, a ruling from the IRS, and the IRS has made no determination, as to our status and that of any operating subsidiary, including Triton, as partnerships for federal income tax purposes. Instead, we have relied on the opinion of counsel that, based upon the Code, its regulations, published revenue rulings and court decisions and the representations described below, we and our operating subsidiaries, including Triton, will be classified as a partnership not taxable as a corporation for federal income tax purposes following the Triton acquisition.

         In rendering its opinion, Ledgewood Law Firm, P.C. has relied on factual representations made by us, our general partner and Vulcan. The representations upon which counsel has relied are:

              o neither we nor any operating subsidiary, including Triton, has elected or will elect to be treated as an association or corporation;

              o we and each operating subsidiary, including Triton, have been operated and will be operated in accordance with all applicable partnership statutes, its applicable partnership agreement or limited liability company agreement and its description in this proxy statement; and

              o for each taxable year, more than 90% of our gross income has been and will be derived from:

                  o the exploration, development, production, processing, refining, transportation or marketing of any mineral or natural resource, including oil, gas or products thereof and coal, or

                  o other items of income as to which counsel has opined or will opine are "qualifying income" within the meaning of
                      Section 7704(d) of the Code.

         Section 7704 of the Code provides that publicly-traded partnerships such as us will, as a general rule, be taxed as corporations. However, an exception, referred to as the "qualifying income exception" exists if at least 90% of a publicly-traded partnership's gross income for every taxable year consists of "qualifying income." Qualifying income includes income and gains derived from the transportation of crude oil, natural gas and products thereof, as well as from the transportation and marketing of coal. Other types of qualifying income include interest (from other than a financial business), dividends, gains from the sale or lease of real property and gains from the sale or other disposition of capital assets held for the production of income that otherwise constitutes qualifying income. For this purpose, our share of the gross income earned by our operating subsidiaries, including Triton, will be included in our gross income as if we directly earned such income. We estimate that, after the Triton acquisition, less than 10% of our gross income will not be qualifying income; however, this estimate could change from time to time. Based upon and subject to this estimate, the factual representations made by us, our general partner and Vulcan and a review of the applicable legal authorities, Ledgewood Law Firm, P.C. is of the opinion that at least 90% of our gross income will constitute qualifying income after the acquisition. Because this opinion is based on future operations, it is impossible for the opinion to be more definitive. Unless our business changes from that of mining coal and transporting natural gas, it is extremely unlikely that we would fail to meet the 90% test.

         If we fail to meet the qualifying income exception, other than a failure which is determined by the IRS to be inadvertent and which is cured within a reasonable time after discovery, we will be treated as if we had transferred all of our assets, subject to liabilities, to a newly formed corporation, on the first day of the year in which we fail to meet the qualifying income exception, in return for stock in that corporation, and then distributed that stock to our unitholders in liquidation of their units. This contribution and liquidation should be tax-free to us and our unitholders so long as we, at that time, do not have liabilities in excess of the tax basis of our assets. Although the tax basis of our assets will be greater than our liabilities immediately following the Triton acquisition, our tax basis will be reduced over time by depletion and depreciation deductions. It is likely that the principal balance of our indebtedness will be reduced at a lower rate, so that at some time in the future our liabilities may exceed our tax basis in our assets. If the deemed contribution and distribution in liquidation happened after such time, our unitholders would be taxed on the excess of our liabilities over our assets. Whether or not there is taxable income at the time of this event, thereafter we would be treated as a corporation for federal income tax purposes.

         If we were treated as a corporation in any taxable year, either as a result of a failure to meet the qualifying income exception or otherwise, our items of income, gain, loss and deduction would be reflected only on our tax return rather than being passed through to the unitholders, and our net income would be taxed to us at corporate rates. In addition, any distribution made to a unitholder would be treated as either taxable dividend income, to the extent of our current or accumulated earnings and profits, or, in the absence of earnings and profits, a nontaxable return of capital, to the extent of his or her tax basis in his or her common units, or taxable capital gain, after his or her tax basis in his or her common units is reduced to zero. Accordingly, treatment of us as a corporation would result in a material reduction in a unitholder's cash flow and after-tax return and, thus, would likely result in a substantial reduction of the value of the units.

         The discussion below is based on the assumption that we will be treated as a partnership for federal income tax purposes.

Tax Treatment of the Special Distribution

         The special distribution of $3.70 per unit will only be taxable to a unitholder for federal income tax purposes to the extent that the distribution exceeds such unitholder's tax basis in his or her common units immediately before the distribution. If the amount of the special distribution received by a unitholder exceeds that unitholder's tax basis, the excess amount generally will be considered to be taxable gain from the sale or exchange of the common units. We would expect that each unitholder's tax basis will exceed $3.70 per unit immediately before the special distribution, and thus the entire amount of such distribution should be treated as a tax-free return of capital that will reduce the unitholder's tax basis in his or her common units.

Basis of Common Units

         A unitholder's initial tax basis for his or her common units will be the amount he or she paid for the common units plus his or her share of our nonrecourse liabilities. That basis will be increased by his or her share of our income and by any increases in his or her share of our nonrecourse liabilities. That basis will be decreased, but not below zero, by our distributions to him or her, by his or her share of our losses, by any decreases in his or her share of our nonrecourse liabilities and by his or her share of our expenditures that are not deductible in computing taxable income and are not required to be capitalized. As discussed below, a unitholder's share of our nonrecourse liabilities may decrease as a result of the Triton acquisition, thereby decreasing his or her tax basis for his or her common units. The deduction by a unitholder of his or her share of our losses is limited to the tax basis in his or her units.

         In connection with the Triton acquisition, there will be a decrease in each unitholder's percentage interest in us because of our issuance of additional common units. The decreased percentage interest will result in a reduction in each unitholder's share of our nonrecourse liabilities as measured in percentage terms. However, the total amount of our nonrecourse liabilities is expected to increase due to the $225 million in bank debt that will be used to discharge all of our and Triton's outstanding funded indebtedness, to repay specified capital contributions to Triton by Vulcan, and to pay expenses related to the acquisition. Therefore, there likely will be a net increase in the dollar amount of nonrecourse liabilities allocated to each unitholder as a result of the acquisition.

Ratio of Taxable Income to Distributions

         In prior taxable years, common unitholders received cash distributions that exceeded the amount of taxable income allocated to the common unitholders. This excess was partially the result of depreciation deductions, but was primarily the result of special allocations to our general partner of taxable income earned by our operating subsidiary of $2,778,000 for the 2000 taxable year and $1,603,000 for the 2001 taxable year which caused a corresponding reduction in the amount of taxable income allocable to us. The operating agreement of our operating subsidiary provided for a similar special allocation of $1,603,000 to be made to our general partner for the 2002 taxable year. However, as a result of the Triton acquisition, the operating agreement of our operating partnership will be amended and will no longer provide for such allocation in 2002. No further special allocations to our general partner were scheduled. With the issuance of the units in the Triton acquisition, the effect of the special allocation for our existing unitholders, if it had survived, would have been significantly diluted. Moreover, as a result of the operations of Section 704(c) of the Code and of the "remedial method" under this section, our current common unitholders will be allocated less depreciation, and possibly additional income (or gain upon our disposal), with respect to the assets we own prior to the Triton acquisition. However, these potential increases will be partially offset by additional deductions associated with the depletion of coal mine assets held by Triton, but not as much on a per unit basis as the special


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allocation to our general partner would have for our existing unitholders.
Consequently, the ratio of taxable income to distributions is expected to be higher than in prior years for our unitholders for the taxable year 2002 and thereafter (see "--Tax Treatment of Operations; Coal Depletion") and specified coal mining and exploration expenditures (see "--Tax Treatment of Operations; Mining Exploration and Development Expenditures"). Upon future events specified in the partnership agreement of our operating subsidiary, including the issuance of additional interests or liquidation, the special allocations of taxable income previously made to our general partner of $4,381,000 will be reversed by making special allocations of taxable income to us. To the extent there is not sufficient income available in such years to fully reverse the prior special allocations to the general partner, the general partner will receive additional distributions upon our liquidation. Consequently, it is possible that in future years common unitholders will recognize taxable income in excess of cash distributions for the years in which such reversal is made or have a reduction in liquidation distributions, or both. Since this will depend upon the timing of future events and the distributions made at such time, no more definitive conclusion can be made currently.

Deferred Participation Units

         We will issue deferred participation units to Vulcan in connection with the Triton acquisition. Because of the necessity of maintaining the economic uniformity of units, upon the conversion of deferred participation units into subordinated units there will be a reduction in each common and subordinated unitholder's capital account balance, but not the tax basis in those units, in the amount necessary to provide the newly converted subordinated units with a capital account equal to the capital accounts for all outstanding subordinated units. Such reduction would reduce the amount of liquidation distributions each common unitholder is entitled to receive at the time we are liquidated and may reduce the amount of losses allocated to such unitholder. Since the amount and timing of a distribution in liquidation is unknown, and since a unitholder's capital account balance at such time is also unknown, no more definitive conclusion can be reached currently.

Tax Treatment of Operations

         Accounting Method and Taxable Year. We use the accrual method of accounting for federal income tax purposes. Since the beginning of our operations, we have used the tax year ending September 30 as our tax year, which is the tax year for Resource America and its subsidiaries. Section 706 of the Code generally requires that a partnership's taxable year coincide with the taxable year of the partners holding a majority interest. As a result of the Triton acquisition, we anticipate that Resource America and its subsidiaries will cease to hold a majority of our interests, and therefore we will convert to a December 31 taxable year. In addition, as more fully described under "--Constructive Termination," we anticipate the we will have a technical termination as a result of the transfer of 1,641,026 of our outstanding subordinated units from our general partner to Resource America before the closing of the Triton acquisition that will cause our taxable year to end as of the effective date of the transfer. Therefore, we will have two taxable years ending in the 2002 calendar year, and unitholders will receive two Schedule K-1s from us:

              o one for the short taxable year beginning October 1, 2001 and ending on the effective date of the transfer; and

              o a second for the short taxable year beginning on the effective date of the transfer and ending on December 31, 2002.

Each unitholder will be required to include in income his or her share of our income, gain, loss and deduction for our taxable year(s) ending within or with his or her taxable year. In addition, a unitholder who has a taxable year ending on a date other than December 31, and who disposes of all of his or her units following the close of our taxable year but before the close of his or her taxable year, must include his or her share of our income, gain, loss and deduction in income for his or her taxable year, with the result that he or she will be required to report income for his or her taxable year for his or her share of more than one year of our income, gain, loss and deduction.

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

         Initial Tax Basis, Depletion and Amortization. The tax basis of the Triton assets we will acquire as a result of the acquisition will be used for purposes of computing depletion and cost recovery deductions and, ultimately, gain or loss on the disposition of these assets. The federal income tax burden associated with the difference between the fair market value of property contributed and the tax basis established for that property will be borne by Vulcan.

         Coal Depletion. In connection with the Triton acquisition, we will acquire an indirect interest, through our ownership of Triton in two coal mines. Consequently, we will be entitled to our share of depletion deductions with respect to coal mined from the underlying mineral property. We will generally be entitled to our share of the greater of:

              o   cost depletion limited to the basis of the coal property; or

              o percentage depletion based on the gross income of the property.

The percentage depletion rate for coal is 10%, but the depletion allowance is limited to 50% of the taxable income from the property. In general, depletion deductions reduce the tax basis of the mineral property. However, depletion deductions can exceed the total tax basis of the mineral property. The excess of the percentage depletion deduction over the adjusted cost basis of the property at the end of the taxable year is subject to tax preference treatment in computing the alternative minimum tax. Upon the disposition of the mineral property, a portion of the gain, if any, equal to the lesser of:

              o our share of deductions for depletion which reduce the adjusted tax basis of the mineral property plus our share of deductible development and mining exploration expenses; or

              o our share of the amount of gain recognized upon the disposition, will be treated as ordinary income to us.

         A corporate unitholder's allocable share of the amount allowable as a percentage depletion deduction for any property will be reduced by 20% of the amount of the excess, if any, of that unitholder's allocable share of the amount of percentage depletion deductions for the taxable year over the adjusted tax basis of the mineral property as of the close of the taxable year.

         Mining Exploration and Development Expenditures. Following the Triton acquisition, we anticipate that Triton will elect to currently deduct mining exploration expenditures paid or incurred to determine the existence, location, extent or quality of coal deposits prior to the time the existence of coal in commercially marketable quantities has been disclosed.

         Our share of any amounts deducted for mine exploration expenditures must be recaptured and included in our taxable income at the time a mine reaches the production stage, unless Triton elects to reduce future depletion deductions by the amount of the recapture. A mine reaches the producing stage when the major part of the coal production is obtained from working mines, other than those opened for the purpose of development, or the principal activity of the mine is the production of developed coal rather than the development of additional coal for mining. This recapture is accomplished through the disallowance of both cost and percentage depletion deductions on the particular mine reaching the producing stage. This disallowance of depletion deductions continues until the amount of adjusted exploration expenditures with respect to the mine have been fully recaptured. This recapture is not applied to the full amount of the previously deducted exploration expenditures. Instead, these expenditures are reduced by the amount of percentage depletion, if any, that was lost as a result of deducting these exploration expenditures.

         We also anticipate that Triton will generally deduct currently mine development expenditures incurred in making coal accessible for extraction, after the exploration process has disclosed the existence of coal in commercially marketable quantities. To increase the allowable percentage depletion deduction for a mine or mines, Triton may, however, elect to defer mine development expenses and deduct them on a ratable basis as the coal benefited by the expenses is sold. This election can be made on a mine-by-mine and year-by-year basis.

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

         Mine exploration and development expenditures will be subject to recapture as ordinary income to the extent of any gain upon a sale or other disposition of coal property or of your common units. Corporate unitholders will be subject to an additional rule that requires them to capitalize a portion of their share of otherwise deductible mine exploration and development expenditures. Corporate unitholders, other than some S corporations, will be required to reduce their share of otherwise deductible exploration and development expenditures by 30%. These capitalized mine exploration and development expenditures will be amortized over a 60-month period, beginning in the month paid or incurred, using a straight-line method and may not be treated as part of the basis of the property for purposes of computing depletion.

         When computing the alternative minimum tax, mine exploration and development expenditures are capitalized and deducted over a ten-year period. Unitholders can avoid this alternative minimum tax adjustment of their share of mine exploration and development expenditures by electing to capitalize all or part of the expenditures and deducting them over ten years for regular income tax purposes. You will be able to select the specific amount of these expenditures for which you wish to make this election.

         Sales of Coal Reserves. Following the Triton acquisition, if Triton sells or otherwise disposes of coal reserves in a taxable transaction, we will recognize gain or loss measured by our share of the difference between the amount realized, including the amount of any indebtedness assumed by the purchaser upon the disposition or to which the property is subject, and the adjusted tax basis of the property. Generally, the character of any gain or loss we will recognize upon that disposition would depend upon whether Triton held the reserves:

              o for sale to customers in the ordinary course of business, i.e., Triton is a "dealer" with respect to the property;

              o for "use in a trade or business" within the meaning of Section 1231 of the Code; or

              o as a "capital asset" within the meaning of Section 1221 of the Code.

         In determining dealer status with respect to real estate, the courts have identified a number of factors for distinguishing between a particular property held for sale in the ordinary course of business and one held for investment. Any determination must be based on all the facts and circumstances surrounding the particular property and sale in question.

         We anticipate that Triton will hold coal reserves primarily for use in a trade or business and for the purpose of achieving long-term capital appreciation. Although Triton's general partner, also our general partner, may consider strategic sales of coal reserves consistent with achieving long-term capital appreciation, we do not anticipate frequent sales. Thus, we do not anticipate that Triton would be viewed as a dealer. However, in light of the factual nature of this question, we cannot be certain that Triton will not be viewed by the IRS as a "dealer" in coal reserves.

         If Triton is not a dealer with respect to particular coal reserves and has held the coal reserves for a one-year period primarily for use in a trade or business, the character of any gain or loss realized from the disposition of the coal reserves will be determined under Section 1231 of the Code. Net Section 1231 gains are generally treated as long-term capital gain. If Triton has not held the coal reserves for more than one year at the time of sale, gain or loss from the sale will be ordinary.

         If Triton is not a dealer with respect to the coal reserves, and the coal reserves are not used in a trade or business, those coal reserves will be a "capital asset" within the meaning of Section 1221 of the Code. Triton will recognize gain or loss from the disposition of those coal reserves which will be taxable as capital gain or loss, and the character of this capital gain or loss as long-term or short-term will be based upon Triton's holding period in this property at the time of its sale.

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

         Since amounts realized upon the sale, exchange or other disposition of coal reserves may be used to reduce any liability to which the coal reserves are subject, it is possible, although not anticipated, that our share of the gain on the sale of these reserves will exceed our distributive share of the proceeds of the sale, and a unitholder's income taxes payable on the sale could exceed his or her distributive share of these proceeds.

Constructive Termination

         As a result of the transfer of 1,641,026 of our outstanding subordinated units from our general partner to Resource America before the closing of the Triton acquisition, we and each operating subsidiary will be considered to have been terminated for tax purposes because there will be a sale or exchange of 50% or more of the total interests in our capital and profits within a 12-month period. Our termination will result in the closing of our taxable year for all unitholders. New tax elections required to be made by us, including a new election under Section 754 of the Code, must be made after a termination, and a termination would result in a deferral of our deductions for depreciation. Moreover, the termination might either accelerate the application of, or subject us to, any tax legislation enacted before the termination.

State and Local Taxes

         As a result of the Triton acquisition, we will do business or own property in additional taxing jurisdictions. Consequently, it is possible you will be subject to state and local taxes, including unincorporated business taxes and estate, inheritance or intangible taxes that are imposed by such additional jurisdictions and you may be required to file state and local income tax returns and pay state and local income taxes in some or all of such additional jurisdictions. Further, you may be subject to penalties for failure to comply with those requirements. It is your responsibility to file all U.S. federal, state and local tax returns. Our counsel has not rendered an opinion on the state or local tax consequences of the Triton acquisition.

         It is the responsibility of each unitholder to investigate the legal and tax consequences to the unitholder, under the laws of pertinent states and localities, of the Triton acquisition. Accordingly, each unitholder should consult, and must depend upon, his or her own tax counsel or other advisor with regard to those matters. Further, it is the responsibility of each unitholder to file all state and local, as well as U.S. federal tax returns that may be required of him or her.



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

                           THE CONTRIBUTION AGREEMENT

         The following summary of the material terms of the contribution agreement is qualified in its entirety by reference to the contribution agreement, attached as Appendix A to this proxy statement, which is incorporated by reference and is considered part of this document.

Consideration

         At the closing, Vulcan will contribute to us $6 million in cash, plus an additional amount, if any, equal to the product of $3.70 multiplied by the number of common units outstanding on the record date for payment of the special distribution in excess of 1,621,159, and an approximate 99% limited partner interest in Triton in exchange for our issuance to Vulcan of 6,960,675 common units, 3,977,529 subordinated units and 17,642,264 deferred participation units. These numbers reflect a proportionate reduction in the units Vulcan would have received from us if it contributed 100% of Triton to us. See " - Triton Conversion" below.

         We will use the cash contribution to pay, promptly after the closing, the special distribution of $3.70 per common unit to each unitholder of record on the date of the special meeting.

Closing Date

         The Triton acquisition will occur as soon as practicable, and in any event within three business days, after the satisfaction or waiver of all of the closing conditions set forth in the contribution agreement. If the acquisition is not consummated by June 15, 2002 (which date may be extended at the option of either party until July 31, 2002 if our proposed $225 million financing and the related revolving credit facility cannot be completed prior to June 15, 2002 and this proxy statement has already been mailed to our unitholders), the contribution agreement may be terminated by either us or Vulcan, unless the failure to consummate the acquisition by this date is due to a breach by the party seeking to terminate the contribution agreement of any of its obligations under the contribution agreement. See "--Conditions to Consummation of the Triton Acquisition" for more information on these obligations.

Representations and Warranties

         The contribution agreement contains representations and warranties of Vulcan and us regarding, among other things:

              o the valid existence of each of Vulcan, Triton and us, our general partner and our subsidiaries;

              o authorization, execution, delivery and performance of, and required governmental authorization relating to, the contribution agreement and related documents;

              o   capital structure;

              o governmental and third party approvals required to complete the Triton acquisition;

              o books and records of Triton and us, our general partner and our subsidiaries;

              o absence of material adverse changes or events with respect to Triton, since November 30, 2001, and with respect to us, since September 30, 2001;

              o absence of undisclosed defaults and liabilities with respect to Triton and us, our general partner and our subsidiaries;

              o outstanding and pending material legal proceedings, injunctions and judgments, and compliance with laws;

              o title to personal property and real property of Triton and of us and our subsidiaries;

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

              o material contracts of Triton and us, our general partner and our subsidiaries, and compliance with the terms of these contracts;

              o title to intellectual property of Triton and us, our general partner and our subsidiaries, the absence of infringement on intellectual property rights of others and other intellectual property matters;

              o environmental compliance by Triton and us, our general partner and our subsidiaries, and other environmental matters;

              o employee benefits and labor relations of Triton and us, our general partner and our subsidiaries;

              o licenses, permits and approvals of Triton and us, our general partner and our subsidiaries;

              o insurance maintained by Triton and us, our general partner and our subsidiaries;

              o neither Triton nor we, our general partner or our subsidiaries are a regulated public utility company;

              o absence of undisclosed brokers employed by the parties in connection with the Triton acquisition; and

              o the accuracy of information supplied in connection with this proxy statement.

Representations and Warranties of Vulcan

         The contribution agreement contains additional representations and warranties of Vulcan concerning:

              o   its title to the membership interests of Triton;

              o no violations of its or Triton's organizational and formation documents, applicable law, or material agreements of Vulcan or Triton, and an absence of matters that would cause the imposition of a lien on the assets of Vulcan or Triton;

              o "accredited investor" status, as defined in Rule 501(a) of the Securities Act, of Vulcan;

              o   the soundness of the financial statements of Triton;

              o the filing and accuracy of tax returns with respect to Triton, the payment of applicable taxes and the taxation of Triton as a partnership;

              o qualification of Triton as a lessee under federal coal leases and related matters; and

              o   eligibility of Triton to hold surface mining permits.

Representations and Warranties of Us and Our General Partner

         The contribution agreement contains representations and warranties of us, and our general partner regarding, among other things:

              o no violation of our, our general partner or our operating partnership's organizational and formation documents, applicable law, our material agreements, and absence of matters that would cause the imposition of a lien on our assets;

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

              o execution, delivery and performance of, and all governmental approvals relating to, the contribution agreement and related transactions by us and our general partner;

              o documents filed with the SEC and the accuracy of information contained in such documents;

              o the filing and accuracy of tax returns, the payment of applicable taxes and classification as a partnership of each of us, our general partner and our subsidiaries;

              o business of gas gathering and exemption from certain pipeline regulations;

              o that our new units issued as consideration for the Triton acquisition will be exempt from registration under securities laws; and

              o the receipt by the conflicts committee of our general partner's board of managers from its financial advisor of a written opinion regarding the fairness to us of the Triton acquisition and related transactions and the approval of the conflicts committee.

No Survival of Representations and Warranties

         The representations and warranties of the parties in the contribution agreement will not survive the closing of the Triton acquisition or termination of the contribution agreement.

Conduct of Business Pending the Triton Acquisition

Conduct of our Business

         Our general partner has agreed that, pending the Triton acquisition and except as expressly contemplated by the contribution agreement or as consented to in writing by Vulcan, we will not, among other things:

              o make any material change in the conduct of our business and operations, or our financial reporting and accounting methods;

              o enter into any material contract or terminate or amend in any material respect certain listed contracts other than in the ordinary course of business, or be in default in any material respect thereunder;

              o make any distributions in excess of $0.60 per unit on our common and subordinated units;

              o   take any action with respect to our equity securities;

              o merge or consolidate with any other entity or acquire all or substantially all of the business, securities or assets of any person or entity;

              o make any change in our, our general partner's or our subsidiaries' governing documents;

              o purchase any securities of any person or entity, except short-term debt securities of governmental entities and banks, or make any investment in any entity, joint venture or other business enterprise;

              o   borrow money;

              o sell, lease or otherwise dispose of our assets other than in the ordinary course of business pursuant to existing contracts;

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

              o purchase, lease or otherwise acquire any property of any kind whatsoever other than in the ordinary course of business or make any capital expenditure in excess of our existing budget;

              o   issue or sell any equity securities;

              o implement or adopt any change in our tax methods, principles or elections;

              o hire any employees other than in the ordinary course of business or any officer, enter into any employment agreement or enter into any collective bargaining or labor agreements or adopt any benefit plan;

              o permit any of our assets to become subject to any material restriction of any nature whatsoever, except in the ordinary course of business;

              o cancel any material indebtedness or waive any claims or rights of substantial value;

              o enter into intracompany transactions among Resource America, Resource America's affiliates, our general partner or our subsidiaries, except those in the ordinary course of business;

              o take any action that may materially affect any pending litigation, claim, governmental proceeding, or other similar action; or

              o except or in the ordinary course of business, make any application, filing, or other request for approval from any governmental authority with respect to any new rates, services, terms and conditions of service or construction of facilities.

Conduct of the Business of Triton

         Vulcan has agreed that, pending the closing and except as expressly contemplated by the contribution agreement or as consented to in writing by us, Triton will not:

              o make any material change in the conduct of its business and operations, or its financial reporting and accounting methods;

              o except for certain permitted distributions, declare, set aside or pay any distributions with respect to its equity securities other than distributions to its members:

                  o   to eliminate certain intercompany payables;

                  o   in respect of taxes; or

                  o   in connection with a financing transaction;

              o enter into any material contract or terminate or amend in any material respect certain listed contracts in the contribution agreement to which it is a party other than in the ordinary course of business, or be in default in any material respect under any such contract, other than:

                  o contracts for the purchase, sale or transportation of coal having quantities and payment terms not materially greater than any existing or past contracts;

                  o   equipment leases; and

                  o   a financing transaction;



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

              o merge or consolidate with any other entity or acquire all or substantially all of the business, securities or assets of any person or entity;

              o   make any change in its governing documents;

              o purchase any securities of any person or entity, except short-term debt securities of governmental entities and banks, or make any investment in any entity, joint venture or other business enterprise that exceeds $1 million individually, or $5 million in the aggregate, including any indemnification obligations;

              o borrow money, unless in the ordinary course of business or pursuant to a financing transaction;

              o purchase, lease, other than equipment leases, or otherwise acquire any property of any kind whatsoever, other than in the ordinary course of business or make any capital expenditure in excess of Triton's existing budget for fiscal year 2002;

              o sell, lease or otherwise dispose of its assets, other than in the ordinary course of business;

              o issue or sell any equity securities, except in connection with a financing transaction;

              o implement or adopt any material change in its tax methods, principles or elections;

              o except in connection with a financing transaction or the ordinary course of business or permit any of its assets to become subject to any material restriction of any nature whatsoever;

              o enter into any collective bargaining or labor agreement or adopt any benefit plan;

              o cancel any material indebtedness or waive any claims or rights of substantial value other than relating to arrangements or agreements with customers;

              o enter into intercompany transactions, except those in the ordinary course of business;

              o take any action that may materially affect any pending litigation, claim, governmental proceeding, or other similar action; or

              o except in the ordinary course of business, make any application, filing, or other request for approval from any governmental authority with respect to any new rates, services, terms and conditions of service or construction of facilities.

         Notwithstanding these covenants, Triton may enter into one or more "financing transactions," which is defined as any transaction involving the issuance of equity or incurrence of indebtedness by Triton in order to satisfy, replace or refinance its obligations or liabilities outstanding before closing, so long as such financing does not result in the acquisition by any party not affiliated with Vulcan of 35% or more of the voting or economic interests or assets of Triton. The parties have agreed that the contribution to Triton by Vulcan of approximately $20.5 million in cash in December 2001 is a financing transaction. We will repay financing transactions out of the proceeds of the $225 million financing to be completed in connection with the closing.

Additional Covenants

         We and Vulcan have further agreed to:

              o maintain Triton's and our assets and properties and operate Triton's business in the ordinary course;

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

              o use reasonable business efforts to preserve substantially Triton's and our business organization and preserve Triton's and our current relationships with customers, contractual parties and other persons and entities with whom Triton and we have significant business relations;

              o file on a timely basis all notices, reports or other filings necessary or required by any governmental authority for the continuing operation of our business;

              o file on a timely basis all applications or other documents necessary to maintain, renew or extend any permit, variance or any other approval required by any governmental authority necessary or required for the continuing operation of Triton's and our business, whether or not such approval would expire before or after the date of the closing;

              o each use reasonable efforts to complete the Triton acquisition, including obtaining the $225 financing and an appropriate revolving line of credit;

              o   provide mutual access to information;

              o   maintain the confidentiality of disclosed information;

              o eliminate all intercompany accounts, except for our trade payables of Resource America incurred in the ordinary course of business under the existing gas gathering agreements;

              o notify the other party of the occurrence or non-occurrence of an event which is reasonably likely to cause any representation or warranty in the contribution agreement to be untrue or inaccurate in any material respect or the failure to comply or satisfy in any material respect, any of the covenants, conditions or agreements contained in the contribution agreement; and

              o use our reasonable best efforts to cause Triton or us to be substituted for Vulcan or their affiliates or with respect to guarantees of Triton obligations or Triton's various surety, financial guaranty and other bonds.

         Resource America and our general partner have agreed to vote for the Triton acquisition.

Restriction on Transfer of Units

         Vulcan and Resource America have agreed they will not transfer their partnership units until the first anniversary of the closing date except:

              o   to affiliates;

              o in connection with the public offering described under " - Public Offering" or in the case of Vulcan, any other registered offering; or

              o in connection with a pledge of the units under a bona fide financing transaction.

This agreement will terminate early with respect Resource America upon the sale by Vulcan of at least $50 million of its common units.

Public Offering

         We have agreed to use our reasonable best efforts to effectuate, after completion of the Triton acquisition, a public offering by Vulcan of all of their common units. In the event that Vulcan is able to sell all of the common units in the public offering, then Resource America and its affiliates will be entitled to sell up to $20 million of their common units in the public offering. In connection with the public offering, we have agreed to make available

              o our respective books, records, documents and properties reasonably necessary to enable any required or appropriate due diligence investigations in connection with the public offering; and

              o our employees, officers, directors, managers, agents, attorneys and other responsible parties as may be reasonably requested in connection with the public offering, including in order to participate in any "road show" or other selling efforts in connection with the public offering.

No Solicitation

Covenant of Vulcan Not to "Shop"

         Vulcan agreed, upon the signing of the contribution agreement, to terminate, and to cause Triton to terminate, all discussions and negotiations with third parties regarding a sale or other transaction involving

              o   the membership interests in Triton;

              o the assets, other than in the ordinary course of business, business or securities of Triton; or

              o any other transaction similar to the transactions contemplated by the contribution agreement.

We refer to these kinds of transactions as the "Triton alternative transactions" in this proxy statement. Further, as long as the contribution agreement remains in effect, Vulcan will not, directly or indirectly, authorize or permit any of its or Triton's officers, directors or employees, or any investment banker, financial advisor, attorney, accountant or other representative retained by them:

              o to solicit, initiate, encourage, conduct discussions with or engage in negotiations with a third party that is reasonably likely to lead to a Triton alternative transaction;

              o to enter into any agreement with any person or entity, other than us in respect of a Triton alternative transaction; or

              o to make or authorize any statement, recommendation or solicitation in support of any Triton alternative transaction by any person or entity, other than by us.

         Notwithstanding this covenant, Triton, Vulcan or their representatives may respond to any third party inquiry, contact or proposal received by any of them if:

              o the initial inquiry, contact or proposal was not received in violation of the no solicitation agreement; and

              o Vulcan shall have determined, in good faith, that any such otherwise prohibited action would result in the negotiation and consummation of a Triton superior transaction, as defined below; provided, however, that Vulcan may not execute a binding agreement to effect a Triton superior transaction unless the contribution agreement has been terminated and Triton has paid us the break-up fee described below under "-Break-Up Fee."

In addition, Vulcan and Triton are permitted to undertake refinancing transactions, as described above under "--Conduct of Business Pending the Triton Acquisition."

         A "Triton superior transaction" means an alternative transaction:

              o pursuant to which a third party would acquire for consideration consisting of cash and/or marketable securities

                  o   more than 50% of the membership interests in Triton, or

                  o   substantially all of the assets of Triton, and

              o which the board of managers of Vulcan determine in good faith, after consultation with counsel and its financial advisor, to be more favorable than the transactions contemplated by the contribution agreement, and for which the financing, if applicable, is then committed or which, in the good faith determination of the boards of managers, is reasonably capable of being obtained.

         Vulcan has further agreed that it will notify our general partner immediately if it receives any inquiry, contact or proposal with respect to a Triton superior transaction, and thereafter will keep our general partner informed, on a current basis, on the status of any such inquiry, contact or proposal and the status of any such negotiations or discussions. Additionally, before taking any action in respect of a Triton superior transaction, Vulcan will negotiate in good faith exclusively with us for five business days to try to reach an agreement that would be more favorable to Triton than the Triton superior transaction.

Covenant of Our General Partner and Resource America Not to "Shop"

         Our general partner and Resource America have agreed, upon the signing of the contribution agreement, to terminate, and to cause us to terminate, all discussions and negotiations with third parties regarding a sale or other transaction involving:

              o   us, our general partner or our subsidiaries;

              o the assets (other than in the ordinary course of business), business or securities of us, our general partner or our subsidiaries or direct or indirect control of us or our general partner;

              o   our general partner; or

              o any other transaction similar to the transactions contemplated by the contribution agreement.

We refer to these kinds of transactions as the "Atlas alternative transactions" in this proxy statement. Further, our general partner and Resource America, will not, as long as the contribution agreement remains in effect, directly or indirectly, authorize or permit officers, directors or employees, or any investment banker, financial advisor, attorney, accountant or other representative retained by them:

              o to solicit, initiate, encourage, conduct discussions with or engage in negotiations with a third party that is reasonably likely to result in an Atlas alternative transaction;

              o to enter into any agreement with any person or entity, other than Vulcan and Triton or their respective affiliates, in respect of an Atlas alternative transaction; or

              o to make or authorize any statement, recommendation or solicitation in support of any Atlas alternative transaction by any person or entity, other than by Vulcan and Triton or their respective affiliates.

         Notwithstanding this covenant, our general partner may respond to any third party inquiry, contact or proposal received by it if:

              o the initial inquiry, contact or proposal was not received in violation of the no solicitation agreement;

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

              o the conflicts committee of our general partner's board of managers shall have determined, in its good faith judgment, that any such otherwise prohibited action would result in the negotiation and consummation of an Atlas superior transaction, as defined below; and

              o the conflicts committee and our general partner shall have determined, after consultation with and based on the advice of their respective legal counsel, that the failure to take such action would be inconsistent with our general partner's or its board of manager's fiduciary duties to the holders of our common units and subordinated units; provided, that our general partner may not execute a binding agreement to effect an Atlas superior transaction unless the contribution agreement has been terminated and we have paid to Triton the break-up fee described below under "--Break-Up Fee."

         An "Atlas superior transaction" means any alternative transaction:

                  o pursuant to which a third party would acquire, for consideration consisting of cash and/or marketable securities

                      o more than 50% of our common units and our subordinated units, or

                      o substantially all of the assets of us and our general partner, and

                  o which the conflicts committee determines in good faith, after consultation with counsel and its financial advisor, to be more favorable than the transactions contemplated by the contribution agreement and for which the financing, if applicable, is then committed or which, in the good faith determination of the conflicts committee, is reasonably capable of being obtained.

         As a practical matter, it is unlikely that a third party would propose an Atlas superior transaction that did not involve the simultaneous purchase of our general partner.

         Our general partner has further agreed that it will immediately notify Vulcan if it receives any inquiry, contact or proposal with respect to an Atlas superior transaction, and thereafter shall keep Vulcan informed, on a current basis, on the status of any such inquiry, contact or proposal and the status of any such negotiations or discussions. Before taking any action in respect of an Atlas superior transaction, we, our general partner and Resource America will negotiate in good faith exclusively with Vulcan, Triton and their respective affiliates for five business days to reach an agreement that would be more favorable than such the Atlas superior transaction.

Triton Conversion

         Triton is currently a Delaware limited liability company. The contribution agreement permits Triton to convert into a limited partnership before the closing of the Triton acquisition and Vulcan to contribute less than 100% of the limited partner interests to us. Triton will convert into a limited partnership immediately before the closing. At the closing, New Vulcan Coal Holdings will contribute a 98.012583% limited partner interest in Triton to us, and Vulcan Intermediary will retain a 1.0101% general partner interest and a 0.977317% limited partner interest. Immediately after the closing, Vulcan Intermediary will merge with our general partner, with our general partner surviving. Our general partner will then contribute the 0.977317% limited partner interest to us to raise our limited partner interest in Triton to 98.9899%. Our general partner will retain the 1.0101% general partner interest in Triton, representing the same general partner interest that our general partner now owns in our current operating subsidiary.

         The purpose of the conversion of Triton into a limited partnership is:

              o to make Triton a sister entity of our current operating subsidiary with our general partner as its general partner; and

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

              o to allow our general partner, after its acquisition by New Vulcan Coal Holdings, to contribute a limited partner interest in Triton to us, rather than cash, as its required contribution to maintain its 1% general partner interest.

Cash Collateral Refund

         Triton has secured one of its guaranties with approximately $4.5 million in cash contributed by Vulcan in early October 2001. We have agreed that, promptly upon the release of such collateral or any part of it to Triton, we will refund to Vulcan the amount released.

Unit Escrow

         On January 14, 2002, the U.S. District Court for the District of Wyoming, in the matter of Triton Coal Company, LLC v. PacifiCorp, issued an order granting PacifiCorp's motion for summary judgment in connection with a contract dispute between Triton and PacifiCorp and ordered further briefing on the issue of damages. Triton plans to vigorously defend itself against these claims. However, upon completion of the Triton acquisition, Vulcan has agreed to place in escrow a number of the common units we believe will be sufficient to satisfy any liabilities that Triton may ultimately be ordered to pay in respect of the PacifiCorp litigation. Vulcan will place in escrow a number of common units equal to 1.1 multiplied by a fraction, the numerator of which is $5.8 million (or, if a judgment for damages is entered in the PacifiCorp litigation before the closing of the Triton acquisition, the amount of the actual judgment amount in the litigation), and the denominator of which is $23.70. In the event Vulcan sells any of the escrowed units, the proceeds must be placed in escrow. See "Information About Triton--Legal."

Conditions to Consummation of the Triton Acquisition

         Conditions to Each Party's Obligation. Each party's obligation to complete the Triton acquisition is subject to satisfaction or waiver of the following conditions:

              o Our unitholders shall have approved the proposal described in this proxy statement.

              o All of the conditions precedent to the parties' respective obligations under the purchase agreement with respect to the sale of our general partner shall have been satisfied or duly waived.

              o All material necessary approvals under state securities or "blue sky" laws relating to the issuance of the new units shall have been obtained.

              o The parties shall have received all other consents or approvals of any governmental authority, the absence of which would be reasonably likely to have an adverse effect on Triton or us.

              o There shall not be in effect any injunction or other order prohibiting the closing of the Triton acquisition.

              o Subsidiaries of Resource America shall have entered into a transition services agreement with us. The purpose of the transition services agreement is to require the Resource America subsidiaries to continue to provide services to us until we can support these services ourselves. Although the specific services to be provided have not been agreed upon, we anticipate they will include tax management, tax accounting, income tax preparation, investor relations and information services. We expect to pay Resource America's subsidiaries for these services at their cost plus 10%, and to reimburse them for any third party services at their actual cost.

         Conditions to the Obligations of Us and Resource America. The obligation of us and Resource America to complete the Triton acquisition is subject to satisfaction or waiver of the following additional conditions:

              o the representations and warranties of Vulcan made in the contribution agreement shall be true and correct as of the date of the closing, except for failures that do not have a material adverse effect on Vulcan or Triton;

              o Vulcan and Triton shall have performed or complied in all material respects with all obligations and covenants required by the contribution agreement to be performed or complied by them by the time of the date of the closing;

              o Vulcan shall have delivered to the general partner a certificate dated as of the date of the closing and signed by an authorized officer confirming that there are no material breaches of representations, warranties or covenants;

              o there shall not have occurred and be continuing any event which materially adversely affects Triton;

              o Vulcan shall have received all other consents and approvals of any governmental authority and all third party consents necessary for the transactions contemplated by the contribution agreement, the absence of which would be reasonably likely to have an adverse effect on Triton;

              o our outstanding indebtedness under our credit facility with PNC Bank and the outstanding indebtedness of Triton under its existing secured credit agreements with UBS Warburg, LLC and other lenders shall have been refinanced and the liens granted in connection with the UBS indebtedness shall have been released; and

              o Vulcan shall have delivered or caused to be delivered the closing deliveries specified in the contribution agreement.

         Conditions to the Obligations of Vulcan. The obligation of Vulcan to complete the Triton acquisition is subject to satisfaction or waiver of the following additional conditions:

              o the representations and warranties of us, our general partner and Resource America made in the contribution agreement shall be true and correct as of the date of the closing, except for such failures to be true and correct that do not have a material adverse effect on us;

              o we, our general partner, our subsidiaries, Resource America and Resource America's energy affiliates shall have complied in all material respects with all obligations and covenants required by the contribution agreement to be complied with by the time of the closing;

              o each of our general partner and Resource America shall have delivered to Vulcan a certificate dated the closing date and signed by an authorized officer of our general partner or Resource America, as the case may be, confirming that there are no material breaches of representations, warranties or covenants;

              o we, our general partner, our subsidiaries and Resource America shall have received all other consents and approvals of any governmental authority and all third party consents necessary for the transactions contemplated by the contribution agreement, the absence of which would be reasonably likely to have an adverse effect on us;

              o Vulcan shall have received an opinion dated as of the date of the closing of Ledgewood Law Firm, P.C., our legal counsel, that

                  o immediately before and after the date of the closing, and for all taxable years of our existence, we have been classified as a partnership and not as an association (or as a publicly-traded partnership) taxable as a corporation for federal income tax purposes; and

                  o this proxy statement accurately sets forth the material federal income tax consequences to the holders of our common units of the transactions contemplated by the contribution agreement and related documents;

              o   we and/or Triton shall have received:

                  o at least $225 million in proceeds from a financing to be used to satisfy in full our indebtedness, the indebtedness of Triton outstanding prior to the date of the closing, as well as any Triton financing transaction, and to pay any or all expenses relating to the Triton acquisition; and

                  o a revolving credit facility in an acquisition amount reasonably adequate for the conduct after the date of the closing of our and Triton's business, which financing shall be on terms reasonably satisfactory to Vulcan;

              o our general partner shall have delivered resignation letters, effective as of the date of the closing, of each member of the board of managers of our general partner, other than Jonathan
                  Z. Cohen;

              o there shall not have occurred and be continuing any event which materially adversely affects us;

              o we, our general partner, our subsidiaries, Resource America and Resource America's energy affiliates shall have delivered or caused to be delivered the closing deliveries specified in the contribution agreement;

              o we shall have caused to be terminated existing liens, security agreements, pledges and guaranties relating to our existing indebtedness or the lenders of the financing shall have consented to their continued existence; and

              o Resource America and its affiliates shall have transferred or otherwise assigned, or caused to be transferred or otherwise assigned, to us or our subsidiaries all easements, rights, contracts, agreements, permits and other assets used by us that were not previously transferred to us by them.

Termination of the Contribution Agreement

         Termination by Either Party. Vulcan and we may mutually agree at any time to terminate the contribution agreement without completing the Triton acquisition, even if our unitholders have approved it. Also, either party may terminate the contribution agreement without consent of the other party, if:

              o the Triton acquisition is not completed by June 15, 2002, except that if the proposed $225 million financing and revolving credit facility cannot be completed prior to June 15, 2002 and this proxy statement has been mailed to our unitholders, either party may elect to extend the date of termination of the contribution agreement until July 31, 2002;

              o there are significant breaches of representations, warranties or covenants under the contribution agreement by the other party and as the terminating party has not materially breached the contribution agreement;

              o any court or governmental authority issues an order or judgment preventing completion of the Triton acquisition;

              o   our unitholders do not approve the Triton acquisition; or

              o McDonald Investments adversely modifies or rescinds the fairness opinion it provided to the conflicts committee.

         Termination by Vulcan. Vulcan may also terminate the contribution agreement if:

              o the board of managers of our general partner withdraws or modifies in an adverse manner its recommendation that the unitholders approve the Triton acquisition;

              o the board of managers of our general partner approves or recommends an Atlas alternative transaction; or

              o   there is a Triton superior transaction.

         Termination by Us. We may terminate the contribution agreement if:

              o Vulcan approves or recommends a Triton alternative transaction; or

              o   there is an Atlas superior transaction.

         We intend to terminate the contribution agreement if McDonald Investments withdraws its opinion or revises it in any materially adverse way.

Break-Up Fee

         Triton has agreed to pay us an $8 million break-up fee and we have agreed to pay Triton a $4 million break-up fee, if the contribution agreement is terminated under specified circumstances, including, in the case of Triton, if Vulcan approves or recommends an alternative transaction, or, in the case of us, if we approve or recommend an alternative transaction.

Expense Reimbursement

         If Triton and we are unable to obtain the financing and the contribution agreement is terminated other than for the reasons stated below, then, so long as no break-up fee is payable by either party, Vulcan will reimburse us, our general partner and Resource America for reasonable out-of-pocket expenses, excluding those expenses pertaining to McDonald Investments, not to exceed $1,000,000 in the aggregate, plus 50% of the fees paid by our general partner to McDonald Investments, up to $187,500.

         No reimbursement is required if:

              o our unitholders fail to approve the proposal presented in this proxy statement;

              o   there has been a material adverse change with respect to us;

              o there has been a material breach of a covenant by us, our general partner or Resource America or affiliates;

              o an injunction or other order has been issued and is in effect prohibiting the completion of the Triton acquisition; or

              o Triton and we are unable to obtain the financing because not all of the properties, assets and other rights used in, or necessary for the operation of, our business have been transferred to us by Resource America and its affiliates, the absence of which would have a material adverse effect on us.

         Except as described above, we and Triton will pay our own fees and expenses regardless of whether the Triton acquisition is completed.

Amendment and Waiver

         To the extent permitted by law, we or Vulcan may each waive conditions and complete the Triton acquisition even though one or more of these conditions has not been met. We cannot assure you that the conditions will be satisfied or waived or that the acquisition will occur.

Headquarters

         After the closing of the Triton acquisition, our headquarters will be the headquarters of Triton, located at 113 S. Gillette Avenue, Gillette, Wyoming 82716.

Name Change

         After the date of closing, we expect to change our name to "Atlas Natural Resources, L.P." We also expect to make similar changes to the names of our subsidiaries.

                            OTHER RELATED AGREEMENTS

Purchase Agreement for the Sale of our General Partner

         Concurrently with the consummation of the Triton acquisition, New Vulcan Coal Holdings will purchase all of the outstanding equity interests in our general partner from subsidiaries of Resource America for $29 million in cash. This purchase price will be reduced by an amount, if any, equal to the product of $3.70 multiplied by the number of common units outstanding on the record date for payment of the special distribution in excess of 1,621,159. The purchase agreement contains standard representations and warranties of each of the sellers, as well as similar representations and warranties from New Vulcan Coal Holdings. As in the contribution agreement, there are additional standard covenants regarding the conduct of each of the parties to the purchase agreement, as well as standard conditions precedent to each of the parties' obligations to complete the transactions contemplated by the purchase agreement. Neither New Vulcan Coal Holdings nor the selling Resource America subsidiaries are obligated to complete the sale if the Triton acquisition does not occur. If the sale of our general partner is not consummated in circumstances which would give rise to a break-up fee payable by Triton under the contribution agreement, then New Vulcan Coal Holdings will pay a break-up fee of $12 million to the sellers. If the sale of our general partner is not consummated in circumstances which would give rise to a break-up fee payable by us under the contribution agreement, the sellers will pay a termination fee of $6 million to New Vulcan Coal Holdings.

         The Resource America subsidiaries originally acquired their interests in our general partner in exchange for their contribution to our general partner of the gas pipeline assets owned by them, then valued at $43.4 million. Our general partner then contributed those assets to us in exchange for a 1.0101% general partner interest in us and our operating subsidiary, 1,641,026 of our subordinated units and $16.6 million in cash. In determining to accept $29 million in consideration for their equity interests in our general partner, the Resource America subsidiaries considered:

         o the enterprise value of our general partner based on a discounted cash flow analysis;

         o the early conversion of the subordinated units that our general partner will distribute to them before the closing of the Triton acquisition; and

         o the costs and benefits to Atlas America of the proposed changes to the master natural gas gathering agreement, including the value of Atlas America's commitment to drill and connect 500 new wells to our gathering system and the $0.80 cap on the transportation fee Atlas America will pay to us.

Amendment of our Limited Partnership Agreement

         In connection with the acquisition of Triton, we propose to amend and restate our agreement of limited partnership. The significant revisions proposed and how they are expected to affect the rights and privileges of our unitholders are summarized below. Please note that this summary highlights only the more significant revisions we propose to make to our partnership agreement and does not contain all of the revisions to be made nor all of the information that may be important to you. We strongly suggest that you read the entire proposed amended and restated agreement of limited partnership, which you are being asked to approve in its entirety. A copy of our proposed amended and restated agreement of limited partnership, showing additions to and deletions from our current agreement, is attached as Appendix C to this proxy statement, and is incorporated by reference in, and considered part of, this proxy statement.

         The following is a tabular comparison between our current partnership agreement and our revised partnership agreement which highlights the significant proposed revisions.

--------------------------------------------------------------------------------------------------------------------------------
                Current Partnership Agreement                                   Revised Partnership Agreement
--------------------------------------------------------------------------------------------------------------------------------
                                                          Name
--------------------------------------------------------------------------------------------------------------------------------
Atlas Pipeline Partners, L.P.                                  Atlas Natural Resources, L.P.
--------------------------------------------------------------------------------------------------------------------------------
                                     Voting Rights of Common Units and Subordinated Units
--------------------------------------------------------------------------------------------------------------------------------
Common unit and subordinated unit holders may each vote      The subordinated units ill be permitted to vote separately as
separately as a class with respect to:                       a class with respect to:

  o  a sale or exchange of all or substantially all of         o    the removal or voluntary withdrawal of our general
     our assets;                                                    partner;

  o  our dissolution or reconstitution;                        o    the transfer by our general partner of its general
                                                                    partner interest; and
  o  our merger;
                                                               o    the transfer of the incentive distribution rights by
  o  particular issuances of partnership securities; and            their holder to a person other than its affiliates or its
                                                                    direct or indirect beneficial owners.
  o  substantive amendments to our partnership agreement,
     including any amendment that would cause us to be       Those common units and subordinated units held by our general
     taxed as a corporation.                                 partner and its affiliates will continue to be excluded from these votes.
During the subordination period, only common unit holders
may vote with respect to:

  o the removal or voluntary withdrawal of our general partner;

  o the transfer by our general partner of its general partner interest during the subordination period; and

  o the transfer of the incentive distribution rights by their holder to a person other than its affiliates or its direct or indirect beneficial owners.


Those common units and subordinated units held by our general partner and its affiliates are excluded from these votes.
--------------------------------------------------------------------------------------------------------------------------------
                                               Newly-Created Subordinated Units
--------------------------------------------------------------------------------------------------------------------------------
No current provision.                                        A new class of subordinated units with different terms and provisions than our current subordinated units will be
                                                             created.  See "-Subordinated Units" below for a description of the terms and provisions of these new units.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Current Partnership Agreement                                   Revised Partnership Agreement
--------------------------------------------------------------------------------------------------------------------------------
                                          Newly-Created Deferred Participation Units
--------------------------------------------------------------------------------------------------------------------------------
No current provision.                                        A new class of partnership units will be created to be known as deferred participation units.  See "-Deferred Participation
                                                             Units" below for a description of the terms and provisions of these units.
--------------------------------------------------------------------------------------------------------------------------------
                                                   General Partner Interest
--------------------------------------------------------------------------------------------------------------------------------
o  Our general partner has a 1.0101% general partner         o   Our general partner's general partner interest in us
   interest in us which is not represented by units.             will be reduced to 1% and will be represented by general
                                                                 partner units.
o  Our general partner is required to make a capital
   contribution to us equal to 1/99th of any amount          o   Our general partner will not be required to make a
   contributed to us whenever we issue additional limited        capital contribution to us whenever we issue additional
   partner interests.                                            partnership units. However, its general partner interest
                                                                 in us will decrease on a percentage basis if it does not
                                                                 make an appropriate capital contribution. That reduction
                                                                 would increase the limited partner interest of our
                                                                 limited partners on a percentage basis.

                                                             o   If our general partner chooses not make an appropriate
                                                                 capital contribution to maintain its then current
                                                                 general partner interest in us whenever we issue
                                                                 additional partnership units, it may make a capital
                                                                 contribution to us at a later date to increase its
                                                                 general partner interest up to the maximum 1% level.
                                                                 However, its general partner interest in us cannot
                                                                 exceed 1% regardless of the number of general partner
                                                                 units outstanding.
--------------------------------------------------------------------------------------------------------------------------------
                                                    General Partner Units
--------------------------------------------------------------------------------------------------------------------------------
No current provision.                                        A new class of partnership units will be created to be
                                                             known as general partner units. See "-General Partner
                                                             Interests and Units" below for a description of the
                                                             terms and provisions of these units.
--------------------------------------------------------------------------------------------------------------------------------
                                                     Subordination Period
--------------------------------------------------------------------------------------------------------------------------------
o   The subordination period ends, and the subordinated      o   The 1,641,026 currently outstanding subordinated units
    units convert into common units on a one-for one basis,      will convert into 1,481,026 common units at the closing
    on the first day of any quarter beginning after December     of the Triton acquisition.
    31, 2004 when our distributions of available cash to our
    common and subordinated units have been at least $0.42   o   The new subordination period will end when all
    per unit for each of the 12 preceding quarters, and          subordinated units, including subordinated units
    other financial tests are met. The earliest the              issuable upon conversion of the deferred participation
    subordination period could end under these tests is          units, have converted into common units and there are no
    January 1, 2005.                                             outstanding deferred participation units. A new
                                                                 subordination period will begin with respect to each
o   The subordination period will end earlier if our general     subordinated unit issued upon conversion of a deferred
    partner is removed without cause.                            participation unit at the time of the conversion.

                                                             o   The subordinated units will convert into common units on
                                                                 a one-for-one basis on the first day of any quarter when
                                                                 specified financial tests have been met, including when
                                                                 our distributions of available cash to our common and
                                                                 subordinated units have been at least:

                                                             o   $0.42 for each of the eight preceding quarters or

                                                             o   $0.58 for each of the four preceding quarters.

                                                             For the purposes of the four-quarter test, the first four
                                                             quarters after the Triton acquisition are not counted. The earliest the subordinated units we issue to Vulcan at the
                                                             closing will convert into common units is July 1, 2004.

                                                             The subordination period will end earlier if our general
                                                             partner is removed without cause.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Current Partnership Agreement                                   Revised Partnership Agreement
--------------------------------------------------------------------------------------------------------------------------------
                        Distributions of Available Cash during and after the Subordination Period
--------------------------------------------------------------------------------------------------------------------------------
We distribute available cash in the following manner during    We will distribute available cash in the following manner
the current subordination period:                              during the new subordination period:

o  First, 1.0101% to our general partner and 98.9899% to       o First, to our general partner in an amount equal to
   the common units until each common unit has received          its general partner interest and to the common units in an
   the minimum quarterly distribution;                           amount equal to 100% less our general partner's general
                                                                 partner interest until each common unit has received the
o  Second, 1.0101% to our general partner and 98.9899%           minimum quarterly distribution;
   to the common units until each common unit has received an
   amount equal to the cumulative common unit arrearage,       o Second, to our general partner in an amount equal to
   if any;                                                       its general partner interest and to the common units in an amount equal to 100% less our general partner's general
o  Third, 100% to our general partner to repay any               partner interest until each common unit has received an
   contributions made to us by the general partner pursuant      amount equal to the cumulative common unit arrearage, if
   to the distribution support agreement;                        any;

o  Fourth, 1.0101% to our general partner and 98.9899%         o Third, to our general partner in an amount equal to
   to the subordinated units until each subordinated unit        its general partner interest and to the subordinated units
   has received the minimum quarterly distribution;              in an amount equal to 100% less our general partner's
                                                                 general partner interest until each subordinated unit has
o  Fifth, 85% to all unitholders, 14% to holders of              received the minimum quarterly distribution;
   the incentive distribution rights and 1% to our general
   partner until each unit has received $0.10;                 o Fourth, 14% to the holders of the incentive distribution rights, to our general partner in an amount equal to its
o  Sixth, 75% to all unitholders, 24% to the holders             general partner interest, and to the holders
   of the incentive distribution rights and 1% to our            of our common units and subordinated units in an amount
   general partner until each unit has received $0.08; and       equal to 86% less our general partner's general partner
                                                                 interest until each common unit has received $0.10;

o  After that, 50% to all unitholders, 49% to holders          o Fifth, 24% to the holders of the incentive distribution rights,
   of the incentive distribution rights and 1% to our            to our general partner in an amount equal to its general partner
   general partner.                                              interest, and to the holders of our common units and
                                                                 subordinated units in an amount equal to 76% less our general
The distributions related to the fourth bullet point             partner's general partner interest until each common unit
terminates at the end of the current subordination period.       has received $0.08; and

                                                               o After that, 49% to the holders of the incentive distribution rights, to our general partner in an amount equal to its
                                                                 general partner interest, and to the holders of our common units and subordinated units in an amount equal to 51% less our general partner's general partner interest.

                                                               The percentage we distribute to our common units and subordinated units under the first three bullets will be 99% and will be 85%,
                                                               75% and 50%, respectively, under the last three bullets if our general partner maintains its 1% general partner interest.
                                                               Otherwise the distribution to our common units and subordinated units will be increased to the extent our general partner's general partner interest is less than 1%.

                                                               The distributions related to the third bullet point terminates at the end of the new subordination period.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Current Partnership Agreement                                   Revised Partnership Agreement
--------------------------------------------------------------------------------------------------------------------------------
                                           Voting Limitations related to 20% Ownership
--------------------------------------------------------------------------------------------------------------------------------
If any person or group owns 20% or more of any single class    This 20% voting limitation will not apply to the units issued
of our partnership securities, then all partnership            to Vulcan in the Triton acquisition if they remain held by
securities owned by that person or group will not be allowed   Vulcan and any direct or indirect beneficial owner of Vulcan.
to vote on any matter and will not be considered to be         The 20% voting limitation will apply with respect to other
outstanding. This limitation does not apply to:                partnership securities they may otherwise acquire.

o any person or group who acquired 20% or more of any of our outstanding partnership securities of any class directly from our general partner or its affiliates; and

o   any person or group who acquired 20% or more of any of
    our outstanding partnership securities of any class
    directly or indirectly from a person or group described
    in the above bullet point and provided that our general
    partner has notified that person or group in writing
    that the 20% voting limitation will not apply.
--------------------------------------------------------------------------------------------------------------------------------
                                  Issuance of Additional Common Units during the Subordination Period
--------------------------------------------------------------------------------------------------------------------------------
o  We are allowed to issue 150,000 common units during         o We will be allowed to issue 4,500,000 common units
   the subordination period without restriction or               during the subordination period without restriction or
   unitholder approval.                                          unitholder approval.

o  We may issue an unlimited number of common units            o With respect to issuance of common units in connection
   during the subordination period in connection with an         with an acquisition or capital improvement, in making the
   acquisition or capital improvement that would have            pro forma calculation we will be permitted to take into
   resulted in no decrease in cash flow on a per unit basis      account any anticipated benefit of the proposed acquisition
   pro forma for the preceding four-quarter period.              or capital improvement from normalized operations and
                                                                 acquisition synergies.
--------------------------------------------------------------------------------------------------------------------------------
                                                  Incurrence of Indebtedness
--------------------------------------------------------------------------------------------------------------------------------
During the subordination period, we are prohibited from        There will be no restriction on the amount of debt we may incur.
incurring debt that will result in:

o  an interest coverage ratio of less than 4:1, or


o  an aggregate indebtedness exceeding, on a pro forma
   basis, two times EBITBA for the preceding four fiscal
   quarters.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Current Partnership Agreement                                   Revised Partnership Agreement
--------------------------------------------------------------------------------------------------------------------------------
                                            Transfer of Incentive Distribution Rights
--------------------------------------------------------------------------------------------------------------------------------
Before the end of the subordination period, the incentive      The incentive distribution rights may be transferred by their
distribution rights which are currently held by our general    holder to these additional persons:
partner may be transferred only:
                                                               o  to an affiliate's direct or indirect beneficial owner;
o  to an affiliate;
                                                               o  under particular circumstances, pursuant to the terms
o  to another person in connection with its merger,               of a lien or pledge; or
   consolidation or sale of substantially all of its assets;
   or                                                          o  upon the approval of our common units and subordinated
                                                                  units.
o  upon the approval of our common units.
--------------------------------------------------------------------------------------------------------------------------------
                                           Capital Accounts and Economic Uniformity
--------------------------------------------------------------------------------------------------------------------------------
If a subordinated unit converts into a common unit and does    Upon the conversion of a deferred participation unit into a
not have the same per unit capital account as a common unit,   subordinated unit, the capital accounts related to all of the
then our general partner may allocate partnership income to    common units and subordinated units then outstanding will be
the "new" common unit to the extent necessary to make its      adjusted so that the capital account related to the "new"
capital account equal to that of the per unit capital          subordinated unit will be the same as every other then
account of a common unit.                                      outstanding subordinated unit.
--------------------------------------------------------------------------------------------------------------------------------
                                      Citizenship and Nationality of Holders of our Units
--------------------------------------------------------------------------------------------------------------------------------
Unitholders that are not eligible to own interests in real     In addition, unitholders that are not eligible to own interests
property in any jurisdiction in which we or our operating      in federal coal leases in any jurisdiction in which we or our
subsidiary do business or propose to do business risk the      operating subsidiaries do business or propose to do business
possibility of our redemption of any units they beneficially   risk the possibility of our redemption of any units they
own if their citizenship, nationality or related status        beneficially own if their citizenship, nationality or related
creates a significant risk of cancellation or forfeiture of    status creates a significant risk of cancellation or forfeiture
any of our or our operating subsidiary's properties or         of any of our or our operating subsidiaries' federal coal
interests therein.                                             leases or interests therein.
--------------------------------------------------------------------------------------------------------------------------------
                                                          Definitions
                                      (italics indicate differences in the definitions)
--------------------------------------------------------------------------------------------------------------------------------
o  "Acquisition" means any transaction in which any            o  "Acquisition" means any transaction in which any Group
   Group Member acquires (through an asset acquisition,           Member acquires (through an asset acquisition, merger, stock
   merger, stock acquisition or other form of investment)         acquisition or other form of investment) control over all or
   control over all or a portion of the assets, properties        a portion of the assets, properties or business of another
   or business of another Person for the purpose of               Person for the purpose of increasing the operating capacity
   increasing, over the long term, the operating capacity of      or net revenues of the Partnership Group from the operating
   the Partnership Group from the operating capacity of the       capacity or net revenues of the Partnership Group existing
   Partnership Group existing immediately prior to such           immediately prior to such transaction.
   transaction.
                                                               o  "Capital Improvement" means any (a) addition or
o  "Capital Improvement" means any (a) addition or                improvement to the capital assets owned by any Group Member
   improvement to the capital assets owned by any Group           or (b) acquisition of existing, or the construction of new,
   Member or (b) acquisition of existing, or the                  capital assets (including, without limitation, coal mines,
   construction of new, capital assets (including, without        preparation plants and related assets), in each case if such
   limitation, coal mines, preparation plants and related         addition, improvement, acquisition or construction is made
   assets), in each case if such addition, improvement,           for the purpose of increasing the operating capacity or net
   acquisition or construction is made to increase over the       revenues of the Partnership Group from the operating
   long term the operating capacity or revenues of the            capacity or net revenues of the Partnership Group existing
   Partnership Group from the operating capacity of the           immediately prior to such addition, improvement, acquisition
   Partnership Group existing immediately prior to such           or construction.
   addition, improvement, acquisition or construction.
                                                               o  "Maintenance Capital Expenditures" means cash capital
o  "Maintenance Capital Expenditures" means cash                  expenditures (including expenditures for the addition or
   capital expenditures (including expenditures for the           improvement to the capital assets owned by any Group Member
   addition or improvement to the capital assets owned by         or for the acquisition of existing, or the construction of
   any Group Member or for the acquisition of existing, or        new, capital assets (including, without limitation, coal
   the construction of new, capital assets (including,            mines, pipelines, compressor stations and related assets))
   without limitation, pipelines, compressor stations and         if such expenditure is made to maintain the operating
   related assets) if such expenditure is made to maintain        capacity of the capital assets of the Partnership Group, as
   over the long term the operating capacity of the capital       such assets existed at the time of such expenditure.  Where
   assets of the Partnership Group, as such assets existed        cash capital expenditures are made in part to maintain the
   at the time of such expenditure.  Maintenance Capital          operating capacity referred to in the immediately preceding
   Expenditures shall not include Expansion Capital               sentence and in part for other purposes, the General
   Expenditures.                                                  Partner's good faith allocation thereof between the portion used to maintain such operating capacity and the portion
o  "Parity Units" means Common Units and all other                used for other purposes shall be conclusive. Maintenance
   Units having rights to distributions or in liquidation         Capital Expenditures shall not include Expansion Capital
   ranking on a parity with the Common Units.                     Expenditures.

o  "Percentage Interest" means as of any date of               o  "Parity Units" means Common Units and all other Units,
   determination (a) as to the General Partner (with respect      other than General Partner Units, having rights to
   to its General Partner Interest), an aggregate of 1.0%,        distributions or in liquidation ranking on a parity with the
   (b) as to any Unitholder or Assignee holding Units, the        Common Units.
   product obtained by multiplying (i) 99% less the
   percentage applicable to clause (c) by (ii) the quotient    o  "Percentage Interest" means as of the date of
   obtained by dividing (A) the number of Units held by such      determination: (a) as to any Unitholder or Assignee
   Unitholder or Assignee by (B) the total number of all          holding Units, the product obtained by multiplying (i)
   Outstanding Units, and (c) as to the holders of                100% less the percentage applicable to clause (b) by (ii)
   additional Partnership Securities issued by the                the quotient obtained by dividing (A) the number of Units
   Partnership in accordance with Section 5.6, the                held by such Unitholder or Assignee by (B) the total
   percentage established as a part of such issuance.  The        number of all Outstanding Units; and (b) as to the holders
   Percentage Interest with respect to an Incentive               of additional Partnership Securities issued by the
   Distribution Right shall at all times be zero.                 Partnership in accordance with Section 5.7, the percentage established as a part of such issuance. The Percentage
                                                                  Interest with respect to an Incentive Distribution Right
                                                                  and a Deferred Participation Unit shall at all times be
                                                                  zero. The Percentage Interest of the General Partner with
                                                                  respect to General Partner Units may not be more than 1.0%
                                                                  regardless of the then existing number of Outstanding
                                                                  General Partner Units.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Current Partnership Agreement                                   Revised Partnership Agreement
--------------------------------------------------------------------------------------------------------------------------------
                                                        Other Revisions
--------------------------------------------------------------------------------------------------------------------------------
Upon the withdrawal or removal of our general partner, it      If a valuation is required, we will bear the cost of this
may be necessary to value the general partner's combined       valuation
general partner interest in us and any operating subsidiary
together with the incentive distribution rights. It is not
specified who will bear the cost of this valuation.
--------------------------------------------------------------------------------------------------------------------------------
The inclusion of particular allocation provisions in our       o  References and associated language regarding the "Second
current partnership agreement relating to allocations were        Liquidation Target Amount" will be eliminated.
clerical errors.
                                                               o  Various provisions relating to allocations of net income, net loss and net termination gains and losses will be
                                                                  either eliminated or revised.
--------------------------------------------------------------------------------------------------------------------------------
Our current partnership agreement has other particular         Some of these provisions will be revised to reflect the
provisions relating to allocations of net income, net losses   creation of the general partner units, the reduction of our
and net termination gains and losses.                          general partner's general partner interest in us and the
                                                               potential fluctuation of our general partner's general partner interest.
--------------------------------------------------------------------------------------------------------------------------------
There are specified restrictions on the transfer of our        In addition, a transfer of partnership units will not be
partnership units.                                             permitted if the transfer would cause an unregistered class of our partnership securities to be required to be registered under the Securities Act.
--------------------------------------------------------------------------------------------------------------------------------
Our current partnership agreement provides several             In addition, our general partner will be permitted to amend the
circumstances in which our general partner may amend the       partnership agreement without unitholder approval if amendments
partnership agreement without unitholder approval.             are necessary to implement particular tax-related provisions relating to capital account maintenance and the manner of
                                                               profit and loss allocation.
--------------------------------------------------------------------------------------------------------------------------------
We are required to issue additional partnership units to       Because the omnibus agreement will be terminated at closing and
Atlas America and Resource Energy pursuant to their            the commitment from Atlas America and Resource Energy to fund
construction financing commitment contained in the omnibus     our construction financing will not survive the termination of
agreement.                                                     the omnibus agreement, we will no longer be required to issue partnership units to Atlas America and Resource Energy in that circumstance.
--------------------------------------------------------------------------------------------------------------------------------

Voting Rights of Common Units

         Under the proposed revisions, during the new subordination period the subordinated units will vote along with the common units, each voting separately as a class, with respect to:

              o   the removal or voluntary withdrawal of our general partner;

              o the transfer by our general partner of its general partner interest; and

              o the transfer of the incentive distribution rights by their holder to a person other than its affiliate or its direct or indirect beneficial owners.

Those common units and subordinated units held by our general partner and its affiliates would continue to be excluded from these votes. We believe that the holders of the subordinated units should be allowed to vote in these circumstances to the extent the subordinated units are held by someone other than our general partner or its affiliates.

Subordinated Units

         General. We currently have 1,641,026 subordinated units outstanding. We issued all of these subordinated units to our general partner during our initial public offering on February 2, 2000 as partial consideration for the pipeline assets it contributed to us. These units were to remain subordinated until the first day of any quarter, after December 31, 2004, in which a specified event occurred. Upon the closing of the transactions described in this proxy statement, all of these subordinated units will automatically convert into 1,481,026 common units; that is, they will convert earlier and into 160,000 fewer common units than under the terms of our current partnership agreement.

         Concurrently with the automatic conversion of our currently outstanding subordinated units into common units, we will issue 3,977,529 newly-created subordinated units to Vulcan as partial consideration for the acquisition of Triton. These new subordinated units will represent a separate class of limited partner interests in us, with different terms than our current subordinated units. However, the rights of their holders to receive distributions from us will continue to be subordinate to the rights of the holders of our common units. Upon issuance of these subordinated units, a new subordination period will begin.

         Distributions. During any fiscal quarter, our available cash will first be distributed to our common units and our general partner, in respect of its general partner interest, until each common unit has received a distribution of $0.42 per unit. If our common units have not previously received this minimum quarterly distribution for each previous fiscal quarter, a distribution will be made out of our available cash to the common units and the general partner until each common unit has received any arrearage amount. Only after those distributions will the newly-created subordinated units be entitled to receive the minimum quarterly distribution of $0.42. If our available cash is insufficient to allow all subordinated units to receive the minimum quarterly distribution, the newly-created subordinated units will receive a distribution, pro rata, to the extent we have available cash. Any amount of the minimum quarterly distribution not distributed to the subordinated units in a fiscal quarter will be forfeited. We will have no requirement to make up any portion of the minimum quarterly distribution not paid to the subordinated units during a fiscal quarter.

         After all of the common units and subordinated units have received the minimum quarterly distribution and any common unit arrearage has been paid, the common units and subordinated units will receive any distributions of our available cash for a fiscal quarter equally on a pro rata basis.

         These distribution requirements with respect to the new subordinated units are the same as those that apply to our currently outstanding subordinated units.

         Please note that with respect to the fiscal quarter in which the subordinated units are first to be issued and assuming that we have enough available cash to make a distribution to these subordinated units, each unit will receive only a pro rata share of the distribution for that fiscal quarter. The pro rata share will be determined by multiplying the distribution for that particular fiscal quarter by a percentage equal to the number of days the subordinated units are outstanding in that fiscal quarter by the total number of days in that fiscal quarter.

         Subordination Period and Conversion. The proposed revisions provide that a subordinated unit will convert into a common unit on a one-for-one basis upon the first to occur of the following dates:

              o   The first day of any quarter in which:

                  o distributions of available cash on each of the outstanding common units and subordinated units are at least $0.42 for each of the eight quarters immediately preceding that date;

                  o the adjusted operating surplus generated during each of those eight quarters equaled or exceeded the sum of $0.42 on all outstanding common units and subordinated units during each quarter on a fully diluted basis plus the related distributions on the general partner interests in us and our operating subsidiaries;

                  o there are no arrearages in the payment of the minimum quarterly distribution on our common units; and

                  o the subordinated unit was outstanding for each of those preceding eight quarters; or

              o   The first day of any quarter in which:

                  o distributions of available cash on each of the outstanding common units and subordinated units are at least $0.58 for each of the four quarters immediately preceding that date, not counting the first four quarters immediately following the closing of the Triton acquisition;

                  o the adjusted operating surplus generated during each of those four quarters equaled or exceeded the sum of $0.58 on all outstanding common units and subordinated units during each quarter on a fully diluted basis plus the related distributions on the general partner interests in us and our operating subsidiaries;

                  o there are no arrearages in the payment of the minimum quarterly distribution on our common units;

                  o the subordinated unit was outstanding for each of those preceding four quarters, not counting the first four quarters immediately following the closing of the Triton acquistion.

         Once a subordinated unit converts into a common unit, it will participate pro rata with all common units in distributions of available cash. The earliest a subordinated unit could convert would be July 1, 2004.

         Because the deferred participation units described below will convert into subordinated units in separate tranches occurring at various times, it is not likely that all of the subordinated units will convert into common units at the same time. It is also possible that there will be periods during the subordination period when no outstanding subordinated units are outstanding because they will have all converted into common units. However, the subordination period will remain in effect if there are outstanding deferred participation units that have not expired and have not converted into subordinated units. The subordination period will end only after all of the subordinated units have converted into common units and there are no outstanding deferred participation units.

         As under our current partnership agreement, the subordination period will end and all outstanding subordinated units will immediately convert into common units on a one-for-one basis if our general partner is removed under circumstances where cause does not exist and our general partner does not consent to that removal.

         Voting Rights. The new subordinated units will have the same voting rights as our current subordinated units, and will generally vote as a class separate from the common units. In addition, the subordinated units will be entitled to vote as a separate class on the following matters:

              o   the removal or voluntary withdrawal of our general partner;

              o the transfer by our general partner of its general partner interest; and

              o the transfer of the incentive distribution rights by their holder to a person other than its affiliates or its direct or indirect beneficial owners.

Common units and subordinated units held by our general partner and its affiliates will continue to be excluded from the votes described above. We believe that the holders of the subordinated units should be allowed to vote in these circumstances to the extent the subordinated units are held by someone other than our general partner or its affiliates.

         Transfer. The subordinated units will be "restricted securities" under the Securities Act. This means that they cannot be transferred or sold unless they are registered for public offering under the Securities Act or there is an exemption available from registration. Otherwise, they will be subject to the same transfer restrictions as our common units. These restrictions are set forth in our partnership agreement and include circumstances that could materially adversely affect us, such as if the transfer were to cause us to be taxed as a corporation or were to force us to register an unregistered class of partnership securities. Our general partner will serve as the transfer agent for the subordinated units.

Deferred Participation Units

         Concurrently with the closing of the Triton acquisition, we will issue 17,642,264 newly-created deferred participation units to Vulcan as partial consideration for the acquisition of Triton. They will represent a separate class of interests in us.

         Distributions. Prior to their conversion into subordinated units, deferred participation units will not receive any distributions nor be allocated any partnership income or loss.

         Conversion. The deferred participation units will convert into new subordinated units, on a one-for-one basis, in four separate and equal tranches. A tranche of deferred participation units will automatically convert into subordinated units on the record date for a distribution of available cash, and will be considered to be outstanding on that record date for purposes of receiving that distribution, if:

              o our general partner declares a distribution of available cash in any quarter, subject to the limits described below, on the common units, the subordinated units, and the subordinated units to be issued upon conversion of the applicable tranche of at least:

                  o   $0.61 for the first tranche;

                  o   $0.64 for the second tranche;

                  o   $0.67 for the third tranche; and

                  o   $0.70 for the fourth tranche; and

              o the adjusted operating surplus generated during the quarter in which the applicable distribution described above is declared is at least equal to the sum of the distributions on all outstanding common units, subordinated units, and subordinated units to be issued upon conversion of the applicable tranche and the related distributions on the general partner interests in us and our operating subsidiaries during that quarter.

         The determination of adjusted operating surplus is subject to decisions made by our general partner. The adjusted operating surplus may be reduced by working capital borrowings made during the quarter and reserves created by our general partner for operating expenditures. If those borrowings or reserves are not made, adjusted operating surplus would reflect cash generated by us during the applicable quarter. Reductions in reserves or increases in working capital borrowings are excluded from the calculation of adjusted operating surplus and, thus, cannot be used by our general partner to meet conversion targets.

         No more than one tranche may convert in any consecutive four quarter period. Accordingly, the earliest the first tranche of deferred participation units could convert into subordinated units would be September 30, 2003. Upon the conversion of a deferred participation unit into a subordinated unit, the "new" subordinated unit will convert into a common unit if one of the two subordinated unit conversion tests described above is subsequently met. The measuring period for the applicable subordinated unit conversion test begins when the deferred participation unit converts into a subordinated unit. Thus, the earliest a subordinated unit issued on September 30, 2003 could convert into a common unit is October 1, 2004.

         The target distribution requirement for conversion of a tranche of the deferred participation units into subordinated units can be fulfilled so long as the specified target amount is distributed in a single calendar quarter and all other conditions are met including adequate adjusted operating surplus generated during the quarter to fund that payment. Therefore, assuming the conditions are met, a tranche of deferred participation units could convert even if the distributions for the preceding calendar quarters and subsequent calendar quarters are less than the quarterly target distribution amount which triggered conversion. This variance may result from changes in cash from operations and could be affected by the working capital borrowings and reserves made by the general partner described above.

         Once a deferred participation unit has converted into a subordinated unit, it will thereafter participate, pro rata, with the other subordinated units in distributions of available cash. Any deferred participation units that have not converted into subordinated units upon the eighth anniversary of the closing of the Triton acquisition will automatically expire.

         The four target distribution levels set forth above will be subject to adjustment in the same manner as our minimum quarterly distribution level and the distribution levels that determine when the holder of the incentive distribution rights begins to participate in distributions. These levels may increase or decrease upon a distribution, combination or subdivision of our units, upon the distribution of capital surplus or upon us or our operating subsidiaries becoming subject to entity-level taxation for federal income tax purposes.

         As with the subordinated units, all outstanding deferred participation units will immediately convert into common units on a one-for-one basis if our general partner is removed under circumstances where cause does not exist and our general partner does not consent to that removal. Also, as with the subordinated units, the general partner generally will not be able to cause us to purchase any subordinated units during the subordination period.

         Voting Rights. The deferred participation units will have limited voting rights and will generally not be entitled to vote on any matters requiring the approval of the common unitholders or subordinated unitholders. The deferred participation units will be entitled to vote as a separate class only with respect to an amendment to our partnership agreement that would have a material adverse effect on the rights or preferences of the deferred participation units in relation to other classes of partnership interests or with respect to an amendment that would increase the obligations of the holders of the deferred participation units.

         Transfer. The deferred participation units will be "restricted securities" under the Securities Act. This means that they cannot be transferred or sold unless they are registered for public offering under the Securities Act or there is an exemption available from registration. Otherwise, they will be subject to the same transfer restrictions as our common units. These restrictions are set forth in our partnership agreement and include circumstances that could materially adversely affect us such as if the transfer were to cause us to be taxed as a corporation or were to force us to register an unregistered class of partnership securities. Our general partner shall serve as the transfer agent for the deferred participation units.

General Partner Interest and Units

         General Partner Interest. The proposed revisions will reduce our general partner's interest in us to 1%. This reduction will conform our ownership structure to that of a typical master limited partnership where the general partner has an overall 2% interest in us and our current operating subsidiary. Our general partner will retain its 1.0101% general partner interest in our current operating subsidiary. This amendment will result in our general partner having a combined 2% partnership interest in us and our current operating subsidiary, slightly less than its current combined partnership interest. Our general partner's general partner interest in us cannot exceed 1%. Upon the completion of the Triton acquisition, our general partner will also have a 1.0101% general partner interest in Triton.

         General Partner Units. Since the proposed amendments to our limited partnership agreement allow our general partner's percentage interest in us to be reduced below 1% if the general partner does not make a capital contribution upon our issuance of partnership units, it was necessary to create the general partner units to allow us to more easily calculate our general partner's percentage interest. The creation of these units is not a substantive change to our partnership interests. Our proposed revisions provide for the issuance of 141,822 general partner units to our general partner. These newly-created general partner units will represent 1% of all outstanding common, subordinated and general partner units immediately after the closing of the Triton acquisition. The deferred participation units are not considered outstanding units for purposes of this calculation since they do not receive distributions. However, because we will have received consideration for the issuance of the deferred participation units, upon the conversion of the deferred participation units to subordinated units, we will issue for no additional consideration that number of general partner units necessary to maintain our general partner's general partner interest in us at the percentage it was immediately before that conversion.

        Rights and Obligations. The creation and issuance of general partner units represents a mechanical rather than substantive change to the general partner interest in us. The purpose of the general partner units is to allow us to more easily calculate our general partner's percentage interest in light of the fact that our general partner's interest in us could fluctuate. The general partner units will be subject to the same transfer restrictions as are currently in effect for our general partner's general partner interests.

         Capital Contribution. The proposed revisions will eliminate the requirement that our general partner make a capital contribution to us any time we issue additional partnership units so that its general partnership interest in us remains the same percentage. This elimination will provide us the flexibility to issue partnership interests even when our general partner does not choose to make a capital contribution to maintain its 1% general partner interest. When our general partner makes a capital contribution to us, it will receive the appropriate number of general partner units and its general partner interest will reflect this issuance. Our general partner will also have the right to make up any missed capital contributions at a later date to bring its general partner interest back to the 1% level. However, our general partner's general partner interest in us may never exceed 1%.

Distributions of Available Cash during and after the Subordination Period

         We propose to revise the provisions relating to distributions of available cash during and after the subordination period to reflect the creation of the general partner units and the reduction of our general partner's general partner interest in us from 1.0101% to 1% as follows:

              o First, to our general partner in an amount equal to its general partner interest and to the common units in an amount equal to 100% less our general partner's general partner interest until each common unit has received the minimum quarterly distribution;

              o Second, to our general partner in an amount equal to its general partner interest and to the common units in an amount equal to 100% less our general partner's general partner interest until each common unit has received an amount equal to the cumulative common unit arrearage, if any;

              o Third, to our general partner in an amount equal to its general partner interest and to the subordinated units in an amount equal to 100% less our general partner's general partner interest until each subordinated unit has received the minimum quarterly distribution;

              o Fourth, 14% to the holders of the incentive distribution rights, to our general partner in an amount equal to its general partner interest and to the holders of our common units and subordinated units in an amount equal to 86% less our general partner's general partner interest until each common and subordinated unit has received $0.10;

              o Fifth, 24% to the holders of the incentive distribution rights, to our general partner in the amount equal to its general partner interest and to the holders of our common units and subordinated units in an amount equal to 76% less our general partner's general partner interest until each common and subordinated unit has received $0.08;and

              o After that, 49% to the holders of the incentive distribution rights, to our general partner in an amount equal to its general partner interest and to the holder of our common units and subordinated units in an amount equal to 51% less our general partner's general partner interest.

With respect to the first three bullet points, if our general partner's general partner interest in us is at the maximum level of 1%, then 1% of our distributions will go to our general partner and 99% will go to the appropriate limited partners as set forth above. However, if our general partner's general partner interest in us declines to 0.5%, then only 0.5% of our distributions will go to our general partner and 99.5% will go the appropriate limited partners. Similarly, with respect to the last three bullet points, which represent the incentive distribution rights, if our general partner's general partner interest in us is at the maximum level of 1%, then 1% of our distributions will go to our general partner and 85%, 75% and 50%, respectively, will go to our common units and subordinated units, but if our general partner's general partner interest in us declines to 0.5%, then only 0.5% of our distributions will go to our general partner and 85.5%, 75.5% and 50.5% will go our common units and subordinated units.

         The distribution related to the third bullet point disappears after the end of the new subordination period.

Voting Limitations related to 20% Ownership

         Currently, if any person or group owns 20% or more of any single class of our partnership securities, then all partnership securities owned by that person or group will not be allowed to vote on any matter and will not be considered to be outstanding, subject to specified exemptions. This is an anti-takeover provision. The proposed revisions will also exempt Vulcan and any direct or indirect beneficial owner of Vulcan from the 20% voting limitation. Absent this exemption, Vulcan would not be entitled to vote the units it acquires in the Triton acquisition. We believe this exemption is appropriate because by approving the Triton acquisition, our unitholders will have approved our issuances of units to Vulcan. This exemption will only apply to those partnership securities we issue to Vulcan at the closing of the Triton acquisition, and will not exempt these persons from the 20% voting limitation with respect to partnership securities they may otherwise acquire.

Issuance of Additional Common Units during the Subordination Period

         The proposed revisions will increase the number of common units, or units with similar rights and privileges, that we can issue during the subordination period without the approval of the holders of a majority of the common units and subordinated units, voting as separate classes, from 150,000 to 4,500,000. This increased amount was negotiated based on the increased number of common units we will have outstanding after the Triton acquisition and by reference to amounts allowed under agreements of other publicly-traded partnerships.

         As with our current partnership agreement, we will be able to issue an unlimited number of common units during the subordination period in the following situations:

              o   upon conversion of any subordinated unit;

              o   pursuant to employee benefit plans;

              o upon the conversion of our general partner's general partner interest and incentive distribution rights as a result of a withdrawal or removal of our general partner;

              o in the event of a combination or subdivision of our common units; and

              o in connection with an acquisition or capital improvement that would not have resulted in a decrease in cash flow on a per unit basis pro forma for the preceding four-quarter period.

The proposed revisions will permit us, in making the pro forma calculation described in the last bullet point, to take into account any benefit we expect to receive from normalized operations and acquisition synergies.

Incurrence of Indebtedness

         The proposed revisions eliminate the restriction on our incurrence of indebtedness in excess of a specified level during the subordination period. The purpose of the amendment is to provide us with greater flexibility in our operations and conduct of business. With the acquisition of Triton, we expect to incur, depending on the amount of equity financing we are able to obtain, between approximately $200 million to $225 million of debt that would not have been permitted under our current partnership agreement. We expect the agreements governing that debt will restrict our incurrence of additional debt.

Transfer of Incentive Distribution Rights

         Our proposed revisions will require that a transfer of the incentive distribution rights during the subordination period to a person other than an affiliate or in connection with a merger of our general partner will require the approval of both the common units and the subordinated units. The holder of the incentive distribution rights will be able to transfer all of the incentive distribution rights to the direct or indirect beneficial owners of an affiliate during the subordination period without the approval of the common or subordinated units. The holder of the incentive distribution rights will also be able to pledge them as collateral for a loan or other similar type of bona-fide financial obligation. If during the subordination period the incentive distribution rights are pledged to someone other than an affiliate or direct or indirect beneficial owner of the holder, the pledge will require the special approval of the conflicts committee of our general partner's board of managers.

Capital Accounts and Economic Uniformity

         Upon issuance of the deferred participation units, we could have allocated a capital account to those units. However, since there is no guarantee that the deferred participation units will ever convert into subordinated units and the deferred participation units will automatically expire if not converted after eight years from issuance, there was the possibility that the value of the capital accounts associated with the deferred participation units would be lost in the future. Therefore, when the deferred participation units are issued, they will have no capital account. Because the deferred participation units convert into subordinated units for no additional consideration, the initial capital account upon conversion of a deferred participation unit into a subordinated unit would still be zero. To reflect the capital account the deferred participation units should have had upon issuance and to aid in the fungibility of the subordinated units, the proposed revisions provide that upon the conversion of a deferred participation unit into a subordinated unit, the capital accounts related to all common and subordinated units will be adjusted so that the capital account for the "new" subordinated unit will be the same as that of every other then outstanding subordinated unit.

         Although after this adjustment of capital accounts, those common units and subordinated units that were outstanding immediately before the conversion and adjustment will receive less cash if we were then liquidated than those units would have received before the conversion and adjustment of capital accounts, the effect of this adjustment to the capital accounts of the common units and subordinated units will be the same as if the deferred participation units were initially allocated a capital account. In addition, if any of the deferred participation units fail to convert into subordinated units, this allocation process benefits the common units and subordinated units since those units will have a higher capital account than if the deferred participation units were allocated a capital account initially.

Citizenship and Nationality of Holders of our Units

         With the acquisition of Triton, we will be acquiring interests in federal coal leases. Under federal law, persons who are not U.S. citizens may not hold any direct or indirect interests in federal coal leases except through ownership of stock in a corporation. Therefore our partnership agreement will be revised to allow for the redemption by us of any currently outstanding units, as well as any units or other partnership securities to be issued by us, that are held by non-U.S. citizens. Transferees of any of our units will be required to provide us with verification that they are U.S. citizens.

Definitions

         We propose to revise the definition of "Acquisition" to include transactions that are entered into not only for the purpose of increasing the operating capacity of the partnership group but also for the purpose of increasing the net revenues of the partnership group in order to conform this definition with the definition of "Capital Improvement."

         We propose to remove the phrase "over the long term" where it describes the economic effects of particular actions from the definitions of "Acquisition," "Capital Improvement" and "Maintenance Capital Expenditures." We believe it would be beneficial if we are able to take action based on the entirety of the facts and circumstances, whether viewed on the basis of the short or long term.

         We propose to revise the definition of "Parity Unit" to exclude the General Partner Units. This revision is not a substantive change to the definition because general partner interests do not currently constitute parity units.

         We propose to revise the definition of "Percentage Interest" to cap our general partner's general partner interest at 1%.

Other Revisions

         Upon the withdrawal or removal of our general partner, it may be necessary to value the general partner's combined general partner interest in us and any operating subsidiary together with the incentive distribution rights. The proposed revisions make clear that we will bear the cost of that valuation.

         We have proposed changes to correct and eliminate particular allocation provisions that were clerical errors in our current partnership agreement, such as "Second Liquidation Target Amount." We also propose to change the allocations for net income and net losses to reflect the creation of the general partner units and for net termination losses to correctly offset the allocations for net termination gains.

         We propose to add a restriction on transfers of units to allow our general partner to refuse a unit transfer if that transfer would cause an unregistered class of our securities to be required to be registered under the Securities Act. This restriction will keep us from incurring substantial costs and management time due to widespread holding of an otherwise unregistered class of our securities.

         Our general partner has the ability to amend our partnership agreement without the consent of any unitholder in particular circumstances. The proposed revisions specify that one of those circumstances is if an amendment is necessary or advisable in connection with action by our general partner to implement tax-related provisions of our agreement. These tax-related provisions relate to capital account maintenance and the manner of profit and loss allocation.

         With the termination of the omnibus agreement, Atlas America's and Resource Energy's construction financing commitment will terminate. Therefore, we propose to eliminate provisions relating to our issuance of common units to Atlas America and Resource Energy pursuant to their construction financing commitment.

Amendment of our Master Natural Gas Gathering Agreement

         At the completion of our initial public offering in February 2000, we entered into a master natural gas gathering agreement with Atlas America, Viking Resources Corporation and Resource Energy, each of which is a subsidiary of Resource America, providing for the transportation of their natural gas through our gathering system and establishing the transportation fees we would charge. We also entered into an omnibus agreement with Atlas America obligating it to add wells to our gathering system and provide construction management services and stand-by construction financing to us. In addition, under a distribution support agreement, Atlas America agreed to support our general partner's obligation to contribute capital to us in order to fund deficiencies in the amount of cash available for the minimum quarterly distribution. This support consists of a $7.6 million letter of credit that we can draw upon if our general partner has insufficient cash available to fund any deficiency that might occur. Atlas America's obligation continues until March 2003. The letter of credit reduces $630,000 for each quarter during the distribution support period as the support obligation reduces. The letter of credit had an outstanding face amount of $3.2 million at December 31, 2001.

         At the completion of the Triton acquisition, and the sale of our general partner to New Vulcan Coal Holdings, we will amend and restate the master natural gas gathering agreement. The new agreement will incorporate some of the provisions of the omnibus agreement and the omnibus agreement will terminate. A copy of our proposed amended and restated master natural gas gathering agreement is attached as Appendix E to this proxy statement. The following summary of the material terms and provisions of the proposed amended and restated master natural gas gathering agreement is not necessarily complete and is qualified in its entirety by reference to that agreement.

         The amended and restated natural gas gathering agreement will provide for:

              o   the operation of our gathering system by Atlas America;

              o a new well drilling and connection commitment by Atlas America and Resource America;

              o the connection of wells to the system by Atlas America and by third parties with whom Atlas America contracts on our behalf;

              o   extensions of the system; and

              o   acquisitions of new systems.

In addition, as a result of the substantial issuances of new common units to Vulcan and to Resource America upon the conversion of the outstanding subordinated units, and the consequent dilution of the remaining support obligation to approximately $.06 per common unit per quarter, the distribution support agreement and the related letter of credit will terminate.

         The following is a tabular comparison between our current gas gathering agreement and our current omnibus agreement and our revised gas gathering agreement which highlights the significant proposed revisions.

------------------------------------------------------------------------------------------------------------------------------
        Current Gas Gathering and Omnibus Agreements                    Amended and Restated Gas Gathering Agreement
------------------------------------------------------------------------------------------------------------------------------
                                              Management of the Gathering System
-------------------------------------------------------------------------------------------------------------------------------
We manage our gathering system. Atlas America provides         Under the amended agreement, Atlas America will operate our
construction management services at our request under our      gathering system, with full control of and responsibility for
current omnibus agreement                                      its management, maintenance, extension and replacement, except for specific approvals that Atlas America must obtain from us for capital expenditures described in "--Capital Budget"
                                                               below. Atlas America will be responsible for negotiating all contracts necessary to the operation of our gathering system, including transportation agreements, but may not bind us or take action with respect to our assets without our prior
                                                               written consent.
-------------------------------------------------------------------------------------------------------------------------------
                                                        Operating Fee
-------------------------------------------------------------------------------------------------------------------------------
No current provision.                                          o   We will pay Atlas America an operating fee of $0.12
                                                                   per mcf of natural gas transported through our system.  As described below under "--Potential Acquisitions," we will
                                                                   either negotiate an operating fee with Atlas America with
                                                                   respect to pipeline we acquire or retain another operator
                                                                   for such pipeline.  The operating fee will be adjusted
                                                                   annually based on the consumer price index, and will
                                                                   include specified operating and maintenance expenses.


                                                               o   In addition, we will reimburse Atlas America for specified sales, general and administrative expenses that reflect an allocation of the time of Atlas America salaried personnel directly attributable to gathering system operations,
                                                                   vehicle us and other operating costs not specifically
                                                                   included in the operating fee at Atlas America's cost plus
                                                                   10%.

                                                               o   We will reimburse Atlas America for the actual cost of
                                                                   third party services.
-------------------------------------------------------------------------------------------------------------------------------
                                                        Gathering Fee
-------------------------------------------------------------------------------------------------------------------------------
Atlas America pays us a gathering fee as follows:              Atlas America will pay us a gathering fee as follows:

o   for natural gas from Atlas America wells, other than       o   for natural gas from Atlas America wells and wells of
    those of investment programs sponsored by Atlas                investment programs sponsored by Atlas America
    America, that were connected to our system on                  connected to our system at any time and wells of
    February 2, 2000, the greater of 0.40 per mcf of               independent third parties that were connected to our
    natural gas transported or 16% of the gross sales              system on February 2, 2000, the greater of $0.35 per mcf
    price;                                                         of natural gas transported or 16% of the gross sales
                                                                   price;
o   for natural gas from wells of investment programs
    sponsored by Atlas America that are connected to our       o   for Atlas America wells that are connected to a third
    gathering system at any time, wells of independent             party gathering system and for which we have assumed
    third parties that were connected to our system on             to cost of connection to that gathering system, the
    February 2, 2000 and Atlas America wells connected             greater of $0.35 per mcf of natural gas transported or
    after February 2, 2000, the greater of $0.35 per mcf           16% of the gross sales price less the gathering fee
    of natural gas transported or 16% of the gross sales           charged by the third party gathering system;
    price; and
                                                               o   for natural gas from third party wells that were
o   for Atlas America wells that are connected to a third          connected to our system after February 2, 2000 but
    party gathering system and for which we have                   before the closing of the Triton acquisition, the price
    assumed to cost of connection to that gathering                agreed to by us; and
    system the greater of $0.35 per mcf of natural gas
    transported or 16% of the gross sales price less the       o   for natural gas from third party wells connected to our
    gathering fee charged by the third party gathering             system after the closing of the Triton acquisition, the
    system.                                                        price negotiated by Atlas America and approved by us.

Any amounts not paid when due are subject to a 15% late        In addition, our gathering fee will be capped at $0.80 per mcf
fee.                                                           of natural gas, as adjusted annually in accordance with the consumer price index.

                                                               Any amounts not paid when due will be subject to an 18% late fee.
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
        Current Gas Gathering and Omnibus Agreements                    Amended and Restated Gas Gathering Agreement
-------------------------------------------------------------------------------------------------------------------------------
                                                Drilling Commitment
-------------------------------------------------------------------------------------------------------------------------------
Under the current omnibus agreement, Atlas America was         The amended agreement will require Atlas America and, with
required to drill, before December 31, 2002, at its sole       respect to the first item below, Resource America, to:
cost and expense, at least 225 new wells that are within       drill and connect to our gathering system, at their sole cost
2,500 feet of our gathering system. That obligation has        and expense, at least 500 new wells that are within 2,500 feet
been satisfied.                                                of our gathering system before March 15, 2005, at least 175 of which must be drilled and connected before March 15, 2003; and
Resource America was not a party to the agreement, and         except as set forth in "--Construction of Flow Lines" below,
therefore had no obligation to drill and connect any wells     connect to our gathering system all other wells that Atlas
to our gathering system.                                       America drills, either for itself or for investment partnerships which it controls, in New York, Ohio, Pennsylvania and
                                                               West Virginia.
--------------------------------------------------------------------------------------------------------------------------------
                                                  Breach of Drilling Commitment
--------------------------------------------------------------------------------------------------------------------------------
No current provision.                                          o   If Atlas America and Resource America breach their
                                                                   commitment to drill and connect 175 new wells by March
                                                                   15, 2003, they must to pay us a monthly fee of:

                                                                   o   $1,000 multiplied by

                                                                   o   175, less the number of wells they have drilled and
                                                                       connected to our gathering system at the end of the
                                                                       monthly period.

                                                               o   These payments will continue until 175 wells are drilled
                                                                   and connected to our gathering system, but no longer
                                                                   than March 15, 2005.

                                                               o   If Atlas America and Resource America breach their
                                                                   commitment to drill and connect 500 new wells by March
                                                                   15, 2005, they must pay us a fee of:

                                                                   o   $50,000 multiplied by

                                                                   o   the number of wells by which they have fallen short
                                                                       on March 15, 2005.
--------------------------------------------------------------------------------------------------------------------------------
                                                   Construction of Flow Lines
--------------------------------------------------------------------------------------------------------------------------------
The current omnibus agreement requires Atlas America to        o   Atlas America's obligation to connect to our gathering
connect wells it drills to our gathering system as follows:        system any wells drilled within 2,500 feet will remain
                                                                   unchanged.
o   At it cost with respect to wells within 2,500 feet of
    our gathering system.                                      o   If Atlas America constructs a flow line to within 1,000 feet of our gathering sytem at its cost, we must assume the cost
o   At our cost with respect to wells more than 2,500 feet         of constructing the remaining 1,000 feet if the cost is
    from our gathering system if Atlas America constructs          included in the capital budget we have approved or if we
    a flow line from one of its wells to within 1,000 feet of      separately approve the connection.
    our gathering system.
                                                               o   We must assume the cost of extending our gathering
o   At its cost with respect to well more than 2,500 feet          system to within 2,500 feet of any Atlas America well if
    from our gathering system if we construct, at our              the extension has been provided for in the capital budget.
    expense, flow line to within 2,500 feet of any Atlas
    America well.                                              o   For an Atlas America well not included in the preceding
                                                                   categories, if Atlas America seeks to connect it to a third
o   If we do not exercise our rights under the third bullet        party gathering system, we must assume the cost of
    point, Atlas America may connect the well to another           constructing the flow lines connecting the well to that
    delivery point or to a third party gathering system. We        system if provided for in our capital budget. We have the
    may elect to assume the costs of the construction, in          option of assuming those costs if they are not included in
    which case the flow line will become part of our               the capital budget, in which case the flow line becomes part
    gathering system and subject to our gathering fee.             of our gathering system and subject to our gathering fee.
--------------------------------------------------------------------------------------------------------------------------------
                                                    Construction Financing
-------------------------------------------------------------- -----------------------------------------------------------------
Under the omnibus agreement, Atlas America and Resource        Because we will terminate the omnibus agreement at closing,
Energy are to provide up to $1.5 million of stand-by           the stand-by construction financing commitment will also
construction financing per year until February 2, 2005.        terminate.
--------------------------------------------------------------------------------------------------------------------------------
                                                        Capital Budget
--------------------------------------------------------------------------------------------------------------------------------
No current provision.                                          Atlas America will be required to submit a detailed capital budget for each calendar year for our review and approval.  The capital budget for the year ending December 31, 2002 will not exceed $1,750,000.  The capital budget will reflect projected construction, expansion, additional compression and title costs and expenses to connect all of Atlas America's wells planned for drilling and connection for the upcoming year, including wells of investment programs which it controls.  We will not be responsible for expense items that are more than 110% of the amount stated for such items in the capital budget or, in the case of costs not included in the capital budget, 110% of the approved projected costs.
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
        Current Gas Gathering and Omnibus Agreements                    Amended and Restated Gas Gathering Agreement
------------------------------------------------------------------------------------------------------------------------------
                                                    Potential Acquisitions
------------------------------------------------------------------------------------------------------------------------------
Under the current omnibus agreement, if Atlas America          o   The amended agreement will require the parties to
identifies a third party gathering system for possible             notify each other of potential acquisitions of properties,
acquisition, it must give us notice of the potential               wells or leases in New York, Ohio, Pennsylvania and West
acquisition and cannot bid on the gathering system until we        Virginia that include a third party gathering system. If
have had 30 days to consider whether we wish to acquire the        we desire to acquire the third party gathering system we
system.                                                            will then jointly submit a bid with Atlas America. Our bid will be for the gathering system alone.

                                                               o   At any time during the bid process and before the execution of definitive purchase documents, either party may notify
                                                                   the other of its intent not to continue with the bid, in
                                                                   which case the other party may continue with the bid with
                                                                   no obligation to the non-bidding party with respect to
                                                                   those properties.

                                                               o   If we seek to acquire a gathering system, we must offer
                                                                   Atlas America the opportunity to operate the system, and
                                                                   will notify Atlas America of the operating fee we propose
                                                                   for that gathering system. If Atlas America elects to
                                                                   operate the system at the proposed fee and we acquire it,
                                                                   the system will be subject to the amended agreement.

                                                               o   If Atlas America elects not to operate the system, we will notify it of our election to either:

                                                                   o   continue with the bid for the system, while we seek to
                                                                       contract with another person to operate the system; or

                                                                   o   cease the bid process for the system.

                                                                   If we retain another operator, we cannot pay it a fee that is higher than the fee we proposed to Atlas America. Even
                                                                   if the acquired system is operated by a person other than
                                                                   Atlas America, the natural gas delivered through it by
                                                                   Atlas America and its investment partnership will be
                                                                   subject to the gathering fee.

                                                               o   If the joint bid is rejected, then either party may bid
                                                                   independently for the third party gathering system and, if acquired, the third party gathering system will not be
                                                                   subject to the amended agreement.
-------------------------------------------------------------------------------------------------------------------------------
                                                      Management Reports
-------------------------------------------------------------------------------------------------------------------------------
Atlas America currently provides monthly statements            Atlas America will submit to us a monthly report containing the
containing the following information:                          following information:

o    the volume of natural gas received at the receipt         o   the volume of natural gas received by us and delivered
     points;                                                       to other pipelines or customers for each well connected to our gathering system;
o    the volume of natural gas delivered to the delivery
     points; and                                               o   the volume of natural gas used in gathering system
                                                                   operations;
o    the volume of natural gas used in gathering system
     operations;                                               o   a detailed calculation of the gathering fee;

o    a detailed calculation of the gross sales price or        o   a calculation of Atlas America's operating fee;
     prices received for the natural gas; and
                                                               o   a detailed accounting of all capital expenditures
o    a detailed calculation of the applicable gathering            incurred by Atlas America on our behalf; and
     fee.
                                                               o   an accounting of all sales, general and administrative
                                                                   costs and expenses incurred that are not included in the
                                                                   operating fee.

                                                               Atlas America will also submit to us quarterly reports
                                                               regarding:

                                                               o   the location and number of all of Atlas America's
                                                                   wells for which drilling was started or completed;

                                                               o   the status of Atlas America's wells then being
                                                                   drilled; and

                                                               o   the number of wells connected or otherwise added to
                                                                   the gathering system.

                                                               Each quarterly report also will provide us with estimates
                                                               for the next quarter for each of the foregoing items.

------------------------------------------------------------------------------------------------------------------------------
        Current Gas Gathering and Omnibus Agreements                    Amended and Restated Gas Gathering Agreement
------------------------------------------------------------------------------------------------------------------------------
                               Termination; Option to Repurchase Portion of the Gathering System
------------------------------------------------------------------------------------------------------------------------------
o    The current gas gathering agreement terminates when       o   The amended agreement will remain in effect so long as
     the wells connected to our gathering system no longer         gas is produced in economic quantities without a lapse of
     produce gas in economic quantities for at least 90 days.      more than 90 days
     from any of the applicable wells.

o    We have the right to determine, in our sole               o   We will still have the right to determine, in our sole
     discretion, that operation of any part of the gathering       discretion, that operation of any part of the gathering
     system is no longer economically justified.  If we do         system is no longer economically justified.  The
     so determine, we may stop receiving natural gas from          provisions of the current agreement with respect to
     Atlas America with respect to that part of the                economic termination will remain the same.
     gathering system and terminate the agreement as to that
     part upon 90 days notice. However, we must offer Atlas    o   The amended agreement will, in addition, terminate
     America the right to purchase that portion of the             upon Atlas America's failure to timely pay the gathering
     gathering system from us for $10.00.  If Atlas America        fee and any related fees for a period of two consecutive
     purchases that portion of the gathering system, it will       months, subject to a 20 day cure period.
     have the right to deliver its natural gas from that
     portion through the rest of our gathering system, and     o   Furthermore, any party will be able to terminate the
     the agreement will remain in effect as to that natural        amended agreement upon:
     gas.
                                                                   o   an acquisition of Atlas America;

                                                                   o   a sale or other disposition of at least 50% of the
                                                                       ownership interest in Atlas America;

                                                                   o   a sale of all or substantially all of the assets of Atlas
                                                                       America; or

                                                                   o   the occurrence of circumstances or events that render
                                                                       Atlas America incapable of timely performing any of its
                                                                       material obligations under the amended agreement.

                                                               o   Acquisitions or sales of Atlas America in which the
                                                                   acquirer or seller becomes an affiliate of Resource America will not trigger the termination provisions.

                                                               o   Termination will be effective as to wells drilled or
                                                                   completed after the occurrence of the termination event,
                                                                   except that no notice of termination given by Atlas
                                                                   America will be effective until one year after Atlas
                                                                   America gives that notice.  Termination of the agreement
                                                                   will not affect the obligation of Atlas America and
                                                                   Resource America to drill 500 new wells by March 15, 2005
                                                                   and 175 new wells by March 15, 2003.
------------------------------------------------------------------------------------------------------------------------------
                                    Termination of Provisions regarding our General Partner
------------------------------------------------------------------------------------------------------------------------------
o    The current gas gathering and omnibus agreements          o   The amended agreement will no longer provide for
     terminate if our general partner is removed as general        termination in the event that our general partner is
     partner without cause and our general partner does not        removed without cause and the general partner does not
     consent to that removal.                                      consent to that removal.

o    The omnibus agreement prohibits the owners of our         o   Since Resource America subsidiaries will not control
     general partner from transferring their interest in our       our general partner after completion of Triton
     general partner unless they simultaneously transfer to        acquisition, the amended agreement will not include the
     the same person their interests as general partners,          restriction on the transfer of interests in our general
     operators or managers of investment programs they partner.    sponsor.
------------------------------------------------------------------------------------------------------------------------------
                                                    Noncompetition Covenant
------------------------------------------------------------------------------------------------------------------------------
No current provision.                                          The amended agreement will prohibit Atlas America and its
                                                               affiliates from engaging in natural gas exploration or
                                                               production in New York, Ohio, Pennsylvania or West Virginia for two years following the sale of Atlas America.
------------------------------------------------------------------------------------------------------------------------------
                                                          Assignment
------------------------------------------------------------------------------------------------------------------------------
The current gas gathering agreement may not be assigned by     The amended agreement will permit any party to assign its
either party without the consent of the other party.           rights upon notice, except that:

                                                               o   no terms of the amended agreement may be further amended
                                                                   as a result of giving effect to the assignment; and

                                                               o   the assignment will be subject to the reasonable consent
                                                                   of the non-assigning party as to financial capability of
                                                                   the party to whom the amended agreement is to be assigned, as well as to that party's ability to perform its
                                                                   obligations under the amended agreement.

                                                               These two conditions will also apply to any sale of
                                                               substantially all of Atlas America's wells or of the
                                                               gathering system, and to any sale or sales to
                                                               non-affiliates that result in a change of control of a
                                                               party, unless the agreement is terminated as described
                                                               above in the event of a change of control of Atlas America.

Amendment of Limited Partnership Agreement of our Operating Subsidiary

         A copy of the proposed amended and restated agreement of limited partnership of our operating partnership is attached as Appendix D to this proxy statement, marked to show additions to, and deletions from, the existing agreement, is incorporated by reference and is considered part of this proxy statement. We strongly suggest that you read the entire proposed amended and restated partnership agreement of limited partnership of our operating partnership which you are being asked to approve in its entirety.

         Upon the closing of the acquisition, we will amend and restate the partnership agreement of our operating subsidiary to conform to the revisions to be made to our partnership agreement. In addition, we will eliminate the requirement that our operating partnership make a special allocation of taxable income to our general partner for the 2002 tax year. As a result, the ratio of taxable income to distributions for our common unitholders will likely be higher for the taxable year 2002 as compared to prior taxable years. This requirement is being eliminated because the benefit to each existing common unit would have been significantly reduced due to the issuance of such a large number of common units to Vulcan and Resource America and because the benefit of such a special allocation would have been primarily enjoyed by Vulcan and Resource America.

Registration Rights Agreement

         At the completion of our acquisition of Triton, we will enter into a registration rights agreement with Resource America and Vulcan regarding:

              o the common units we issue to Vulcan as a result of our acquisition of Triton and any units Vulcan acquires after the Triton acquisition;

              o the common units we issue to Vulcan upon the conversion of subordinated units it obtains as a result of our acquisition of Triton, including subordinated units received upon conversion of deferred participation units; and

              o the common units received by subsidiaries of Resource America upon conversion of their subordinated units.

The registration rights agreement defines these common units as "registrable" units.

         Under the registration rights agreement, we must, upon written request from holders of at least 10% of the registrable common units held by Vulcan and its affiliates, register the common units as to which the request relates. Vulcan may not make more than six such requests for registration. Resource America and its affiliates will be entitled to up to three demand registration requests with respect to their registrable units. In addition, Vulcan, Resource America and their affiliates have an unlimited number of rights to request registrations of registrable units on Form S-3 under Securities Exchange Act of 1934, including shelf registrations, if we become eligible to use Form S-3. Any request for registration on Form S-3 by Vulcan must be made by holders of at least 10% of the registrable common units held by Vulcan. No more than one demand or Form S-3 registration request may be made in any 12 month period. Resource America or its affiliates must register at least 500,000 common units in any demand or Form S-3 registration.

         The registration rights agreement will also provide that, if we register common units, both Resource America and Vulcan may add their common units to, or "piggyback" on, that registration. However, Resource America will not have "piggyback" rights to join the public offering by Vulcan contemplated to occur promptly after the closing of the acquisition of Triton, unless Vulcan sells all of their common units, allowing Resource America to sell up to $20 million of its common units, as described in "The Contribution Agreement -- Public Offering." That registration is also not counted as one of Vulcan's six demand registrations.

         We may delay a demand registration for up to 90 days if we have filed a registration statement for, or are conducting, a public offering, or if we determine that the requested registration will interfere with a material transaction in which we are engaged. Piggyback registrations are subject to customary cutbacks if our underwriters advise us that inclusion of the piggybacked common units would interfere with the marketing or pricing of our offering.

         The registration rights agreement will provide that no superior registration rights may be subsequently granted. The registration rights agreement will also provide that we will pay all registration expenses except for underwriting discounts, seller's commissions and the fees and expenses of counsel for the registering holders. The registration rights agreement will require us to indemnify the registering holders and the underwriters of their common units, if any, against claims made or losses incurred as a result of misstatements or omissions in any registration statement which includes their common units, unless we made such misstatement or omission in reliance on written information provided by the registering holders. The registration rights agreement will not be applicable to any common units which are eligible for immediate resale pursuant to Rule 144 under the Securities Act.

                            INFORMATION ABOUT TRITON

                 Glossary of Selected Mining Terms and Concepts

         Bank cubic yard. A volumetric unit of measure of the amount of overburden overlying the coal seam.

         Btu - British Thermal Unit. A measure of the energy required to raise the temperature of one pound of water one degree Fahrenheit.

         Clean Air Act Amendments. The 1990 amendments to the Clean Air Act, which, among other things, limit the emissions of various air contaminants, including sulfur dioxide and nitrogen oxide, by electricity generators. Phase II of the Clean Air Act Amendment became effective in 2000.

         Coal burn line. The coal burn line in the Southern Powder River Basin is the eastern-most edge of the coal field at which point the coal first becomes mineable.

         Coal characteristics. In general, coal of all geological composition is characterized by end use as either steam coal or metallurgical coal. Heat value and sulfur content, the most important variables in the profitable marketing of coal, determine the best end use of a particular type of coal. We mine, process, market and transport sub-bituminous coal, the characteristics of which are described below.

         Coal seam or seam. A bed or stratum of coal.

         Compliance coal. Coal which, when burned, emits 1.2 pounds or less of sulfur dioxide per MMBtu. Compliance coal requires no mixing with other coals or use of sulfur dioxide reduction technologies by generators of electricity to comply with the requirements of the federal Clean Air Act.

         Dragline. A large machine used in the surface mining process to remove the overburden, or layers of earth and rock, covering a coal seam. The dragline has a large bucket suspended from the end of a long boom. The bucket, which is suspended by cables, is able to scoop up great amounts of overburden as it is dragged across the excavation area.

         Dragline mining. Dragline mining is a surface mining method which uses one or more large capacity electric-powered draglines to remove overburden to expose the coal seams. Shovels load coal in haul trucks for transportation to the rail loading facilities. Once the raw coal is mined, it is crushed and sized prior to loading into railcars for delivery to the customer.

         Heat content. The heat content of coal is commonly measured in Btu. Coal found in the eastern and midwestern regions of the United States tends to have a heat content ranging from 10,000 to 13,400 Btu per pound. Most coal found in the western United States ranges from 8,000 to 10,000 Btu per pound.

         Lignite. Lignite coal is a brownish-black coal with a heat content that generally ranges from 3,500 to 8,300 Btu per pound. Major lignite operations are located in Texas, North Dakota, Montana and Louisiana. Lignite coal is generally used in power plants adjacent to mines.

         MMBtu. One million Btu.

         Open pit mining. A form of surface mining, usually found in the western coal fields and lignite fields, where large pits are created through truck and shovel mining. Once the pit is created, open pit mining may take the form of either dragline mining, truck and shovel mining or a combination of the two.

         Overburden. Layers of earth and rock covering a coal seam. In surface mining operations, overburden is removed prior to coal extraction.

         Overburden ratio. The relationship of the bank cubic yards of overburden to be temporarily moved to uncover one ton of recoverable coal. The cost of production, before production taxes and royalties, is directly proportional to the overburden ratio. The lower the ratio, the lower the cost of mining.

         Sub-bituminous. Sub-bituminous coal is a black coal with a heat content that ranges from 7,800 to 9,500 Btu per pound. Most sub-bituminous reserves are located in Montana, Wyoming, New Mexico, Washington and Alaska. Sub-bituminous coal is used almost exclusively by electric utilities and some industrial consumers. Sub-bituminous coal typically, but not always, has a lower sulfur content than other types of coal, such as bituminous coal.

         Sulfur content. The percentage or amount of sulfur by weight found in a ton of coal. Sulfur content can vary from seam to seam and sometimes within each seam. When coal is burned, it produces sulfur dioxide, the amount of which varies depending on the chemical composition and the concentration of sulfur in the coal. Demand for low-sulfur coal has increased, and is expected to continue to increase, as generators of electricity strive to reduce sulfur dioxide emissions to meet requirements of the Clean Air Act Amendments.

         Super-compliance coal. Super-compliance is an industry standard that generally refers to coal that meets the requirements of the federal Clean Air Act and which, when burned, emits 0.8 pounds or less of sulfur dioxide per MMBtu.

         Surface mine. A mine in which the coal lies near the surface and can be extracted by removing overburden.

         Truck and shovel mining. Truck and shovel mining is an open-cast method which uses large, electric-powered shovels to remove earth and rock covering a coal seam, or overburden, which is used to refill pits after the coal is removed. Shovels load coal in haul trucks for transportation to the rail loading facility. Once raw coal is mined, it is crushed and sized prior to loading into railcars for delivery to the customer.

                                Industry Overview

         Unless otherwise indicated, all references to years in the discussion set forth below refer to the calendar year and not Triton's fiscal year.

Demand for Coal

         Information regarding future coal consumption and future coal market prices, as well as historical coal statistics, contained in this "Industry Overview" has been obtained from the Energy Information Administration, the independent statistical and analytical agency within the U.S. Department of Energy, and from reports of Platts, a division of the McGraw-Hill Companies, Inc., a private market research firm. The Energy Information Administration bases its forecasts and assumptions on, among other things, trends in various economic sectors (including residential, transportation, industrial and other sectors), economic growth rates, technological improvements and demand for other energy sources. Neither the Energy Information Administration nor Platts describe the assumptions upon which they base their projections.

         During the period 1990 through 2000, U.S. coal consumption generally experienced steady annual growth, including a 2.4% increase in 2000, which is directly attributable to similar growth in the demand for electricity over the same period. Because coal is one of the least expensive and most abundant resources for the production of electricity, and imports of coal historically have not exceeded 1.5% of domestic coal consumption, domestically produced coal is expected to continue to play a significant role in the production of electricity in the future. According to the U.S. Department of Energy, U.S. electricity demand is expected to grow by 1.8% per year over the next 20 years.

         In 2000, coal fueled approximately 56% of all U.S. electricity supplied by utilities, and approximately 52% of total electricity generated from all sources. Triton believes this reflects coal's low cost relative to other fuel sources and its availability throughout the U.S. The table below illustrates the compound annual growth rate, referred to as CAGR, in demand over the last two decades for coal as a fuel source for electricity generation, as well as the market share of coal relative to other fuel sources at the beginning and end of the periods presented.

                        Electricity Net Generation Growth
                          (Kilowatt hours in trillions)










                               [GRAPHIC OMITTED]







         The table below illustrates the relative cost effectiveness of employing coal to meet the increasing demand for electricity. While hydroelectric power is less expensive than coal, its availability is limited geographically by the small number of suitable sites for new hydroelectric power dams and because hydroelectric output is affected by the level of precipitation in the relevant region in which the hydroelectric plant is located.

                     Average Annual Generating Cost by Fuel
                               (Per MWh Produced)

                                   1990              1995             2000
                                  ------            ------           ------

          Coal                    $20.16            $18.77           $17.44
          Natural Gas              28.84             25.83            47.62
          Nuclear                  22.36             19.95            17.34
          Hydro                     3.06              3.67             4.63

         Source: Platts (January 31, 2002). The cost figures above are inclusive of fuel, non-fuel and maintenance costs.

Coal Demand Growth

         The growth in demand for coal has been driven primarily by the growth in electricity consumption. Continued electricity demand growth has resulted in total U.S. electricity consumption growth at 2.6% annually from 1980 through 2000. In 2000, electric power generators accounted for more than 90% of domestic coal consumption. According to recent reports by industry experts including the Energy Information Administration and Platts, coal consumption by electric utilities in the U.S. generally is expected to increase by 1.2% annually over the next 20 years.

         Among the reasons that the demand for coal has grown are the following:

              o Electricity production by domestic electric power producers increased 73% from 1978 through 2000. Over that same period, coal consumption by electric power producers has increased approximately 107%. In 2000, coal-fired generation accounted for 52% of the electricity generated by domestic electric power producers. In addition, according to the Energy Information Administration, the average coal-fired generating plant utilization is projected to increase from 72% in 2000 to 84% in 2020. Should this increase in utilization of coal fired plants occur, Triton believes that it is likely that consumption of coal in total will also increase.

              o The deregulation of electric utility markets at the wholesale, generation and transmission levels has driven demand for coal because, on average, it is the lowest cost fuel among utility fuel sources. In addition, numerous states have initiated plans for deregulation at the retail level. The resulting competition and market-based pricing may give incentive to power companies to utilize generating plants with the lowest fuel costs. On average, coal-fired plants generate electricity at a lower costs than other plants due primarily to the cheaper nature of the underlying fuel.

Coal Reserves

         Coal is mined domestically from coal fields throughout the U.S., with the major production centers located in the Powder River Basin, Central Appalachia, Northern Appalachia, the Illinois Basin and in other western coal fields. The table below highlights the primary coal producing regions in the U.S. and the general characteristics of the coal mined in those regions. Most of the domestic growth in coal output during the last decade has been concentrated in the western region of the United States.

                            United States Coal Basins

                                [GRAPHIC OMITTED]


         Coal production costs vary dramatically between coal-producing regions and are influenced by a number of factors. Three general characteristics are particularly important:

              o The cost of producing coal is strongly influenced by geological factors such as seam thickness, overburden ratios and depth of underground reserves.

              o The cost of producing coal is sensitive to economies of scale that can arise from the mining technology being employed.

              o The cost of delivering coal to the end customers is heavily influenced by distance.

Coal prices paid by utilities vary widely depending upon the region in which the coal is mined and are heavily influenced by the cost of production and coal quality characteristics such as heat content, ash, moisture and sulfur content.

Powder River Basin and the Southern Powder River Basin

         Triton believes that the Powder River Basin contains some of the most attractive coal reserves in the world. The area that covers more than 12,000 square miles in northeastern Wyoming is known as the Southern Powder River Basin and 7,000 square miles in southeastern Montana is known as the Northern Powder River Basin. Demonstrated coal reserves total approximately 185 billion tons according to the Energy Information Administration. Quality varies between lignite and sub-bituminous, with current production of sub-bituminous coal averaging between 7,800 Btu per pound and 0.6% sulfur in Montana, and 8,800 Btu per pound and 0.4% sulfur in Wyoming. The Southern Powder River Basin is the largest known source of U.S. coal reserves and the largest coal producing region in the U.S. Triton's mines are located in the Southern Powder River Basin.

         The characteristics of coal mined in the Powder River Basin and other western coal producing regions, combined with the relatively low-cost production and increasingly stringent U.S. environmental regulations on utilities, has resulted in the displacement of Appalachian and Interior Basin coal by Powder River Basin-mined coal by some users. Within the Powder River Basin, the Southern Powder River Basin coal producers have experienced greater growth than Northern Powder River Basin coal producers due, generally, to the lower production costs for the Southern Powder River Basin producers to most markets. The graph below highlights the significant growth in Southern Powder River Basin coal production relative to coal from other domestic coal producing regions.

                   1996-2001 United States Coal Demand Growth
                         (Compounded Annual Growth Rate)




                                [GRAPHIC OMITTED]

[Graph showing 1996-2001 United States coal demand growth as follows:

            Southern Powder River Basin      6.2%
            Other Western United States      2.5%
            Total                            1.0%
            Northern Powder River Basin     -0.4%
            Central/Southern Appalachia     -1.6%
            Lignite                         -1.6%
            Illinois Basin                  -2.5%]

Source: Platts. (January 31, 2002).

         The coal in the Southern Powder River Basin is ranked as sub-bituminous with a favorable sulfur content. Production in the Southern Powder River Basin has increased from approximately 7 million tons in 1970 to approximately 352 million tons in 2001, as estimated by Platts. The Southern Powder River Basin is now the largest coal supply region in the U.S., accounting for over 40% of U.S. electric utility coal consumption by volume. From 1996 to 2001, the region's compounded annual production growth rate was 6.2% compared to an overall compounded annual production growth rate of 1% for the total U.S. coal industry. In fact, the Southern Powder River Basin was the only region to substantially increase its coal production from 1998 to 2000. The Southern Powder River Basin markets substantially all of its coal to U.S. electric utilities, principally in the region between the Rocky Mountains and the Appalachian Mountains. Southern Powder River Basin coal is compliance coal under the Clean Air Act Amendments. The use of compliance coal, such as that located in the Southern Powder River Basin and other western coal basins, by electricity generators can result in up to 85% lower sulfur emissions than the use of higher sulfur content coal located in eastern coal producing regions, without the use of cleaning technologies. In addition, although most coal mines in the U.S. are served by a single rail company, much of the Powder River Basin is served by two competing rail carriers, the Burlington Northern/Santa Fe and the Union Pacific, increasing the likelihood of timely deliveries and competitive transportation prices. Triton's Buckskin mine, however, is only served by the Burlington Northern/Santa Fe railroad.

         Compared to other coal basins, Southern Powder River Basin coal is relatively inexpensive to mine, due to thick coal seams that are typically close to the surface. As a result, open-pit mining methods are used and the ability to achieve significant economies of scale exist, as the large capital costs associated with dragline mining and truck and shovel mining are amortized over millions of tons of coal produced. Southern Powder River Basin mines are highly productive and labor is a much smaller component of the cost structure than eastern U.S. coal mines. In contrast, eastern U.S. coal is more expensive to mine than western U.S. coal, due to the fact that a high percentage of eastern U.S. coal mines are underground. In addition, eastern U.S. surface coal mines tend to have thinner coal seams with significantly higher overburden ratios than their western counterparts. Moreover, as compared to surface mining, underground mining generally has higher labor costs and capital costs.

Southern Powder River Basin Coal Demand

         During the past year, Southern Powder River Basin coal producers have experienced higher prices than in recent years, as the demand for Southern Powder River Basin coal grew significantly while supply of such coal has been somewhat constrained. Triton's management believes that the increase in demand for Southern Powder River Basin compliant and super-compliant coal is the result of several factors, including, among others, the following:

              o the implementation of Phase II of the Clean Air Act Amendments and the regulatory requirements thereunder;

              o the increased utilization of available coal-fired electricity capacity;

              o   general growth in electricity demand over the last 20 years;

              o restraints on the production of compliance coal in competing coal producing regions in U.S., including permitting issues in the eastern U.S.;

              o the location of the Southern Powder River Basin provides a regional competitive advantage and allows the mines to sell a variety of coals to several diverse geographic regions; and

              o Powder River Basin mines have among the lowest average production costs in the U.S. and have experienced significant productivity and production cost improvements over the past decade.

         Triton's management believes that the constraint on increased production in the Southern Powder River Basin is due to a combination of its competitors' loading facilities approaching their practical coal loading capacity and the track and locomotive capacity of the railroads serving the Southern Powder River Basin reaching their practical capacity.

         Prices for Southern Powder River Basin coal have dropped significantly from the highs they reached in the middle of 2001 due to, among other factors, the economic downturn in the U.S. as well as the mild winter weather currently being experienced by much of the country. Triton's management believes that the relative value of and demand for Southern Powder River Basin compliance and super-compliance coal is still fundamentally strong and that prices, in the long term, will increase reflecting these basic economic fundamentals.

Transportation in the Southern Powder River Basin

         General. Coal for domestic consumption is generally sold at the mine and transportation costs are normally borne by the purchaser. Most utilities arrange for long-term shipping contracts to assure stable transportation costs. Although the customer pays the freight, transportation cost is still important to coal mining companies because the customer may choose a supplier largely based on the cost of transportation. Coal is shipped from the Southern Powder River Basin to customers primarily by rail. Due to the existence of long-term shipping contracts between utilities and rail lines and the limited number of rail lines available to ship coal to a particular customer from the Southern Powder River Basin, competition in transportation is limited and rail prices tend to remain stable. Triton estimates that rail costs may constitute up to 75% of the delivered cost of Southern Powder River Basin coal to remote markets. Triton believes that shipment costs for eastern and midwestern coal producers constitute a smaller proportion of the all-in cost of coal for the customer. However, Triton estimates that rail rates for the Southern Powder River Basin are lower when evaluated on a ton per mile basis due to the relatively flat and straight rail routes out of the region which allow heavily loaded trains to operate with less manpower and locomotive power than rail routes in other regions. Triton believes that the lower cost of Southern Powder River Basin coal and the lower cost per mile of coal shipped from the Southern Powder River Basin as compared to eastern coal, coupled with the quality of Southern Powder River Basin coal, enables coal from the Southern Powder River Basin to effectively compete in remote markets.

         Transportation Constraints. Triton believes that, in 2001, coal shipments taxed the existing collective loading facility capacity of competing mines in the Southern Powder River Basin. Similarly, the major railroads servicing the Southern Powder River Basin are utilizing and operating their tracks and locomotives at or near capacity. The existing rail carriers servicing the Southern Powder River Basin, south of Gillette, Wyoming, Burlington Northern/Santa Fe and Union Pacific, are operating at or near the sustainable daily rail capacity of 64 loadings per day. Absent additional investment by mines in the Southern Powder River Basin to expand their loading facilities and the railroads to expand existing track and locomotive capacity, growth in supply capacity for mines in the Southern Powder River Basin will be constrained. In the view of Triton's management, incremental investment by coal producers and railroads will materialize only when higher coal prices are viewed as sustainable.

         Recently, federal regulators have approved construction of the Dakota Minnesota and Eastern Corporation railroad project, a new 900 mile railroad connecting the Southern Powder River Basin with eastern and midwest power plants. There are a number of requirements that still have to be met before this new railroad goes into service and it will take a number of years before this project will be fully permitted, constructed and placed into service.

         Triton believes that, unlike many of its competitors in the Southern Powder River Basin, its mines have sufficient loading capacity to meet increased demand and is benefiting from the current and projected supply-demand imbalance in the region. Triton believes it is well positioned to take advantage of the current favorable long-term demand and pricing trends currently at work in the Southern Powder River Basin by maximizing production at its two mines.

Impact of the Clean Air Act Amendments

         The Clean Air Act Amendments indirectly affect the coal industry by limiting emissions of various air contaminants from coal-fired power plants. The most significant of these contaminants are sulfur dioxide and nitrogen oxide. Other pollutants of concern are particulate matter, some toxic metals, including mercury, and dioxin.

         The increasing demand for compliance and super-compliance coal is primarily a result of increasingly stringent environmental laws that mandate a reduction in sulfur emissions. The Phase II standards of the Clean Air Act Amendments, which became effective in 2000, require lower sulfur dioxide emissions than previously required, and have benefited the producers of compliance and super-compliance coal by increasing demand for low sulfur coal. Demand for low-sulfur coal has grown substantially in recent years and may continue to increase as many coal-fired plants have increased the amount of lower sulfur coal they burn in order to comply with the more stringent Phase II emission requirements. Utilities may meet these standards by:

              o burning lower sulfur coal, either exclusively or in a blend with higher sulfur coal;

              o installing post-combustion pollution control devices, such as scrubbers, which reduce sulfur emissions;

              o   reducing coal-fired electricity generating levels; or

              o   purchasing and utilizing emission allowances.

         The installation of scrubbers varies in cost. While scrubber technology has advanced, scrubbers designed to reduce sulfur dioxide remain expensive. Nitrogen oxide scrubbers are much less expensive and cause much lower generation losses. By using compliance coal, a power generation facility may reduce or eliminate its need to install scrubbers. In the case of a scrubbed plant, use of compliance or super-compliance coal may allow the plant to achieve higher realizations and lower costs. Currently, only 32% of the coal burning U.S. electric plants are scrubbed. The construction of sulfur dioxide scrubbers has not been announced for the majority of coal-burning generating plants. Thus, to meet U.S. Environmental Protection Agency requirements these utilities must employ environmentally compliant coal or purchase sulfur dioxide emission credits. In addition, utilities earn emission credits by burning coal with a sulfur content below the compliance requirements. There is an active market in buying and selling sulfur emission allowances. As a result, utilities can purchase credits that allow them to burn coal with a sulfur content higher than the compliance requirements.

         The amount of nitrogen oxide produced by a power plant depends on the composition and energy content of the fuel burned and the nature of the combustion equipment employed. As a result of Clean Air Act programs designed to achieve ambient air quality standards for ozone, the Environmental Protection Agency and the states are requiring substantial reductions in nitrogen oxide emissions from existing coal-fired power plants over the next three to ten years. Triton's management believes that its coal, like coal produced generally in the Southern Powder River Basin, releases less nitrogen relative to other types of coal when burned, especially when burned in plants designed for coal from regions other than the Southern Powder River Basin. As utilities begin to implement their programs to substantially reduce the amounts of nitrogen oxides emitted from their plants, Triton believes that demand for its coal could increase.

                                Business Overview

General

         Triton owns and operates two large, union-free surface coal mines located in the Southern Powder River Basin near Gillette, Wyoming that produce environmentally compliant and super-compliant, sub-bituminous coal. The Buckskin mine, located north of Gillette, has been in operation since 1981 and the North Rochelle mine, located south of Gillette, began full scale commercial shipping of coal in April 1999. The Buckskin mine produced approximately 19.2 million tons in calendar 2001 and the North Rochelle mine produced approximately 23.8 million tons during the same period. Triton's management currently expects the Buckskin mine and the North Rochelle mine to produce approximately 20 million tons and 25 million tons, respectively, in calendar 2002.

         Triton currently sells its compliance and super-compliance coal under both long-term contracts and short-term spot market arrangements to approximately 25 customers, including utility and non-utility generators of electricity such as Midwest Generation, LLC, a subsidiary of Edison Mission Energy, a subsidiary of Edison International, Oklahoma Gas and Electric Company, Ontario Power Generation Inc., Louisiana Generating, LLC, a subsidiary of NRG Energy, Inc., and Dynegy, Inc.

         At December 31, 2001, the two Triton mines controlled combined reserves of approximately 727 million saleable tons of sub-bituminous coal. At that date, the Buckskin mine had reserves of approximately 465 million tons of 8,400 Btu per pound compliance coal and the North Rochelle mine had reserves of approximately 262 million tons of 8,800 Btu per pound super-compliance coal. Triton believes that its mines have the current infrastructure availability to meet increased demand and it is benefiting from the current and projected supply-demand imbalance. Based on current and expected future demand levels, Triton has expanded production at the North Rochelle mine from its originally designed capacity of 17 million tons of coal per year to approximately 25 million tons of coal per year. The Buckskin mine has both the infrastructure and coal reserve capacity to support production greater than its current production level of approximately 20 million tons of coal per year. Triton therefore believes it is well positioned to take advantage of the current favorable demand and pricing trends currently at work in the Southern Powder River Basin by maximizing production at its two mines.

         Triton plans to acquire or lease additional coal reserves. Under the lease-by-application process, the federal government offers tracts of government-owned land with coal reserves to coal companies under leases and permits the coal companies obtaining such leases to mine these reserves subject to specified requirements. During 2000, Triton applied to the Bureau of Land Management for two lease-by-applications, one at each mine, which, if obtained, would add approximately 336 million tons of recoverable reserves to Triton's coal reserves. Triton currently believes the application process should be completed in 2004. There can be no assurance that Triton will obtain the two leases as the lease-by-application process is competitive

         Operators on federal coal leases are subject to a duty to diligently develop the lease and to keep the lease in continued operation. Diligent development means that one percent of the coal reserves under a lease must be produced within ten years of the lease issuance. Continued operation means that, once diligent development has occurred, one percent of the original coal reserve must be produced each year until the lease is mined out. If a mine has multiple federal coal leases, the diligent development and continued operations criteria must be met for each lease or all of the mine's federal coal leases may be terminated. By forming a "logical mining unit," the diligent development and continued operations for all leases can be satisfied by mining coal from a single lease. In a logical mining unit, a coal lessee is required to produce an aggregate of one percent of the coal reserves each year for all federal coal leases included in the logical mining unit, which coal may be taken from only one of the leases included in the logical mining unit. However, the lessee must complete mining from each lease under the logical mining unit within 40 years of its formation. Alternatively, a federal lease holder may pay advance royalties on the reserves. However, this option is subject to time constraints as well. Triton has qualified its multiple federal leases at Buckskin and North Rochelle into two logical mining units.

         The tables below provide a summary overview of Triton's two mines.

----------------------------------------------------------------------------------------------------------
                                            Triton Coal Mines
                                  (coal information in millions of tons)

                                                     BUCKSKIN                   NORTH ROCHELLE

----------------------------------------------------------------------------------------------------------
Total coal reserves (12/31/01)                       465                        262
Location                                             Wyoming Southern           Wyoming Southern Powder
                                                     Powder River Basin         River Basin
Production method                                    Truck and shovel           Dragline and truck and shovel
Air quality permit capacity                          27                         35
Average coal quality over mine life (MMBtu/ton)      8,400                      8,800
Lbs. of sulfur dioxide/MMBtu                         0.8                        0.5
Sulfur emission categorization                       Compliance                 Super-compliance
Mine type                                            Surface                    Surface
Workforce (employees as of 12/31/01)                 202                        264
Representation                                       Union-free                 Union-free
----------------------------------------------------------------------------------------------------------

         The table below summarizes the production and coal specifications for each of Triton's mines for the last three years.

           Triton Coal Mines Annual Production and Coal Specifications

------------------------------------------------------------------------------
                                                Calendar year
                                      1999           2000          2001
------------------------------------------------------------------------------

Buckskin
--------

Production amount (million tons)      15.6           15.8          19.2
Coal quality (MMBtu/ton)             8,335          8,285          8,280
Ash percentage                        5.78           5.90          5.49
Sulfur percentage                     0.48           0.38          0.38

North Rochelle
--------------

Production amount (million tons)      8.2            17.1          23.8
Coal quality (MMBtu/ton)             8,671          8,689          8,704
Ash percentage                        4.71           4.66          4.73
Sulfur percentage                     0.25           0.24          0.23

Total production
at Buckskin and North Rochelle        23.8           32.9          43.0

-------------------------------------------------------------------------------

The North Rochelle Mine

Mine Description

         Triton completed construction of the North Rochelle mine in January 1999 and began full-scale commercial operations in that year. The mine is the first new mine developed on completely undeveloped reserves with a totally new investment in rail siding, rail loading facilities and other infrastructure, in the Southern Powder River Basin since the mid-1980s. The North Rochelle mine reserves are controlled under two federal coal leases, the North Rochelle lease and the North Roundup lease. The North Rochelle lease was acquired by Shell Mining Company from Peabody Coal in 1980. The North Roundup lease, which lies to the northwest of the North Rochelle lease, was added through the lease-by-application process in 1998. Triton expects to receive approval for North Rochelle's mine permit amendment for the North Roundup lease by the fourth quarter of 2002. The mine, which is an open-pit, single-seam, high capacity dragline and truck and shovel operation, had 262 million tons of super-compliance coal reserves at December 31, 2001, and projected annual production of approximately 26 million tons. According to Triton's engineering estimates, the mine is projected to have an estimated average overburden ratio of 3.7:1 over the life of the remaining reserves. The North Rochelle mine currently has a projected reserve life of approximately 10 years. The North Rochelle mine has the potential to expand its reserves by leasing adjacent properties owned by the federal government via the lease-by-application process through the Bureau of Land Management as described above. In addition, a lease modification containing approximately 12 million tons has been requested from the Bureau of Land Management. This modification has been approved by the Bureau of Land Management and is expected to be permitted sometime in 2003.

         Triton mines coal at the North Rochelle mine from the Lower Canyon Seam, the lower of the two primary seams mined in the Southern Powder River Basin. The seam averages approximately 60 feet in thickness. Coal quality for the North Rochelle mine is relatively consistent, with a heating value projected at close to 8,800 Btu per pound, among the highest in the Southern Power River Basin. The North Rochelle mine is one of only four 8,800 Btu per pound, super-compliance coal mines in the Southern Powder River Basin. The North Rochelle mine's 2001 coal production averaged approximately 0.5 pounds of sulfur dioxide per MMBtu. Triton's management believes this is among the lowest sulfur levels produced in the Southern Powder River Basin. The premium sulfur quality of the North Rochelle mine coal provides considerable benefits to electric utilities generating air quality compliance credits under the Clean Air Act Amendments, thus giving the North Rochelle coal a competitive advantage.

         The map below shows the North Rochelle mine area and access to the mine.

                               [GRAPHIC OMITTED]


                            [North Rochelle mine map]


Operations

         The North Rochelle mine is an open-pit, single-seam, high capacity dragline and truck and shovel operation. Currently, the mine employs a Bucyrus Erie 2570W dragline, 15 240-ton trucks, one 200-ton truck, one 260-ton truck, six 320-ton trucks, two drills, three electric shovels, two hydraulic loaders and seven bulldozers for moving overburden and coal. Overburden is moved by the dragline's 100 cubic yard bucket and two loading shovels, which have 68 cubic yard and 41 cubic yard buckets, respectively. Coal is loaded with an electric shovel working with a 65 cubic-yard bucket and a hydraulic loader with a 38 cubic-yard bucket. The mine produces coal from two coal pits, the dragline pit and the truck/shovel pit. In the dragline pit, a truck/shovel fleet works in front of the dragline removing the first 80 to 100 feet of overburden. This enables the dragline to maximize its productivity while minimizing the potential for spoil instability. Spoil instability results when the piles of material created by the dragline as it uncovers coal become unstable, creating the threat that the pile will slide back into the coal pit , a condition which adversely affected mine operations at North Rochelle in 1999 and 2000. The mine's primary production equipment moves in excess of 100 million units, or tons of coal plus bank cubic yards of overburden waste, of material annually.

         Coal from both pits is trucked to a near-pit truck dump where the coal is crushed to marketable size and transported by conveyor to a 50,000 ton storage facility. Coal is loaded from the coal storage facility by a state-of-the-art batch-weigh loader at 6,000 tons-per-hour into trains provided by either the Burlington Northern/Santa Fe or Union Pacific railroads. The mine's rail spur/loop and loading facilities are capable of loading a 16,000 unit-train in less than three hours while two additional trains can be sited waiting to be loaded.

         Triton currently plans to mine approximately 25 million tons at the North Rochelle mine in 2002 and between 25 million and 26 million tons annually thereafter. The North Rochelle mine's productivity, as measured by clean tons per man-hour, has steadily improved from approximately 27 tons per man-hour in its first year of full scale commercial operations to approximately 46 tons per man-hour in 2001 as the mine's work force became more familiar with the new operations and the spoil instability problems encountered early in the mine's history were overcome. As the North Rochelle mine ramped up its production and as the mine's work force gained experience, North Rochelle was able to significantly decrease its per-ton mining costs, achieving a 27% reduction in such costs over the past three years.

         At December 31, 2001, the original cost and net book value of Triton's investment in North Rochelle's equipment, excluding its loading facility, was $40.6 million and $26.8 million, respectively. The average age of the mining equipment owned by Triton at North Rochelle is 6.3 years. There are no current plans to replace any of the current mining equipment. At December 31, 2001, Triton's original cost and net book value in the North Rochelle loading facility, including truck dump, crushers and conveyor system, was $31.8 million and $27.6 million, respectively. The average age of the loading facility is 3.3 years. An upgrade of the loading facility, at a current estimated cost of approximately $4 million, would increase the loading facility's coal-loading capability to approximately 36 million tons per year and would be undertaken at such time as Triton had decided to expand North Rochelle's productive capacity above the current 26 million ton capacity. An addition of a second truck dump, which has an estimated capital cost of $8.3 million, is planned to be constructed at such time as mining in the North Roundup lease tract begins so as to minimize the distance that coal from that area must be trucked. The following table sets forth the expected operating life of the North Rochelle mine's equipment by type:

                  ---------------------- -------------------------
                                         Expected operating life
                  Equipment type                 (hours)
                  ---------------------- -------------------------
                  Shovels                        125,000
                  ---------------------- -------------------------
                  Hydraulic shovels               45,000
                  ---------------------- -------------------------
                  Loaders                         80,000
                  ---------------------- -------------------------
                  Haul trucks                     80,000
                  ---------------------- -------------------------
                  Graders                         80,000
                  ---------------------- -------------------------
                  Drills                          35,000
                  ---------------------- -------------------------
                  Dozers                          60,000
                  ---------------------- -------------------------
                  Water trucks                    45,000
                  ---------------------- -------------------------
                  Dragline                     Life-of-mine
                  ---------------------- -------------------------

         All permits required for current operation of North Rochelle are in place and operational. The mining permit covers the North Rochelle and North Roundup lease areas, and Triton believes it is in material compliance with all such permits. The mine's current air quality permits allow annual production up to 35 million tons per year.

The Buckskin Mine

Mine Description

         The Buckskin mine is located approximately ten miles north of Gillette, Wyoming. It is the northern-most Wyoming mine along the eastern outcrop of the Southern Powder River Basin. At December 31, 2001, the Buckskin mine's reserves consisted of approximately 465 million saleable tons on over 5,000 acres controlled under federal, state and private coal leases, and projected annual production of approximately 20 million tons. Triton believes the Buckskin's mine's existing reserves are sufficient to sustain annual production at current levels for the next 23 years. The Buckskin mine's overall overburden ratio is approximately 2:1. The Buckskin mine has produced approximately 189 million tons of compliance coal from inception through 2001. The initial Buckskin lease was acquired by Shell Mining Company in 1975 from the Bureau of Land Management and consisted of a one square mile section containing approximately 80 million tons of compliance coal reserves. Shell Mining Company constructed the Buckskin mine in 1981 and began commercial operations in April 1981. In 1982, a second, larger lease was acquired by Shell Mining Company from the Bureau of Land Management, which consisted of 3,300 acres and 447 million tons of compliance coal reserves. Zeigler Coal Holdings acquired Shell Mining Company, which consisted of Shell's U.S. coal operations, in 1993. AEI Resources, Inc. acquired the Triton holdings through its acquisition of Zeigler Coal Holdings in September 1998. Vulcan acquired Triton on December 11, 1998 from AEI Resources.

         Triton recovers coal at the Buckskin mine from two coal seams: the Anderson Seam and the underlying Canyon Seam. The Anderson Seam averages 45 to 55 feet in thickness and the Canyon Seam averages 60 to 70 feet in thickness. The two seams are separated by a three to eight foot carbonaceous clay parting which is disposed of with the mine's other overburden. The coal quality varies within each seam and between the two seams, but in-pit blending, which is the blending of coal from various parts of the coal pit to meet the specifications of a particular customer, provides the Buckskin mine with the ability to blend and ship an 8,400 Btu per pound compliance coal product.

         In 2000, Triton acquired a federal lease for the Hay Creek tract from a third-party, consisting of approximately 92 million recoverable tons of coal reserves north of the Buckskin mine. This permitted the Buckskin mining operation to avoid turning west into an area of higher overburden ratios which would have increased Buckskin's cost of mining. In March 2002, Triton received a modification of the Buckskin mining permit to allow the commencement of mining operations on the Hay Creek tract. Development drilling on the Hay Creek tract has demonstrated higher quality and lower overburden ratios than the existing Buckskin mine reserves. Triton is currently undertaking additional development drilling to the north of Hay Creek to confirm management's expectations that these conditions persist throughout the reserves. The acquisition of the Hay Creek tract will permit the Buckskin mine to continue in a northerly direction along the coal burn line, which is the eastern-most edge of the coal field. Mining along the coal burn line typically represents the lowest overburden ratio mining in the relevant coal basin. Mining of the Hay Creek reserves will permit the Buckskin mine to avoid the higher overburden areas west of the mine's current operations and permit it to continue mining at lower overburden ratios than generally found elsewhere in the Southern Powder River Basin for a number of years.

         The Buckskin mine had reached the southeastern edge of its coal reserves in late-1999 and had begun to turn to the north towards the Hay Creek tract. Typically, the coal seams in the Powder River Basin dip at a relatively low gradient from east to west. In addition, the coal seams tend to be very consistent across the width of the coal pit. As the Buckskin mine approached the southeastern edge of the property, it ran into certain isolated areas where the relative gradient of the two coal seams it mines became very steep. In addition, strips of clay began to appear in areas of the coal seam, which caused a decrease in coal recovery. These conditions persisted through much of 2000 and 2001. Both of these factors adversely impacted production costs. Overburden removal was completed during the quarter ended June 30, 2001 and mining operations began to progress to areas where overburden removal conditions were similar to what Buckskin had been encountering prior to this anomaly. Coal removal in this area was completed in the quarter ended December 31, 2001. These geologic anomalies adversely impacted Buckskin's productivity and operating costs in fiscal years 2000 and 2001 and the first quarter of fiscal year 2002. As the mine passed through these geologic anomalies, mine operating conditions began to improve during the three months ended December 31, 2001. Triton believes that these conditions will continue to improve as the Buckskin mine moves into its recently acquired Hay Creek reserve tract, where the mining conditions are significantly better than those encountered in fiscal years 2000 and 2001 and the first quarter of fiscal year 2002.

         The map below shows the Buckskin mine area and access to the mine.

                               [GRAPHIC OMITTED]


                               [Buckskin mine map]


Operations

         The Buckskin mine is an open-pit, two seam, traditional truck and shovel operation. Currently, the mine employs four electric shovels, three hydraulic loaders, six 170-ton trucks, twelve 190-ton trucks, four 240-ton trucks and two drills. The trucks are loaded by 28 to 43 cubic yard capacity shovels and front-end loaders. The mine's primary production equipment moves in excess of 60 million units (tons of coal plus bank cubic yards of overburden) of material annually. Despite having what Triton's management believes to be the smallest equipment holding in the Southern Powder River Basin, the Buckskin mine has for the past several years been ranked among the top mines in terms of productivity in terms of tons mined per man-hour. The Buckskin mine has realized a 25% improvement in productivity from fiscal year 1995 through 2000 without any significant capital investments.

         The mined coal is transported to the Buckskin mine's coal loading facility by trucks. Average loading time is approximately two hours for unit trains between 115 and 121 cars each. Like the other mines north of Gillette, the Buckskin mine is only served by the Burlington Northern/Santa Fe railroad. To date, this has not been a marketing problem for the Buckskin mine.

         Triton currently plans to mine approximately 20 million tons at the Buckskin mine in 2002. Expansion at the Buckskin mine can be achieved through the introduction of 240-ton trucks to replace the fleet of 170-ton and 190-ton trucks at a capital cost of approximately $11 million. This would bring mine capacity at Buckskin to approximately 22 million tons per year. As a result of lower overburden ratios as mining operations move into the Hay Creek tract, Triton's management further expects the Buckskin mine's capacity to increase to approximately 25 million tons per year by 2004. Based on production statistics gathered by the Mine Health and Safety Administration, in 1999, the Buckskin mine achieved a productivity rate of 49 tons per man-hour compared to an average of 39 tons per man-hour among other Southern Powder River Basin operating mines. The Buckskin mine's substantial increase in productivity over the past several years has resulted primarily from process improvement efforts rather than incremental capital investments. The process improvements included improved shift change procedures and a redesigned overburden haulage system. Buckskin's productivity in 2000 and 2001 of 42.75 tons per man-hour and 43.03 tons per man-hour, respectively, reflected the difficult mining conditions that the Buckskin mine encountered during this time frame as it moved through the geologic anomalies discussed above. With the mine having moved through these difficult areas and proceeding towards the Hay Creek tract, Triton believes that Buckskin's productivity will return to the levels it had achieved in 1998 and 1999.

         At December 31, 2001, the original cost and net book value of Triton's investment in Buckskin's equipment, excluding its loading facility, was $8.5 million and $2.8 million, respectively. The average age of the mining equipment owned by Triton at Buckskin is 12.3 years. Triton is in the second year of a program to replace most of Buckskin's haulage, hydraulic loading, drilling and dozing equipment. In 2002, Triton expects to spend $6.9 million to replace mining equipment. An additional $6.9 million and $7.5 million is currently planned to be spent on replacement equipment in 2003 and 2004, respectively. At December 31, 2001, Triton's original cost and net book value in the Buckskin loading facilities, including truck dump, crushers and conveyor system, was $5.1 million and $4.0 million, respectively. The average age of the loading facilities is 16.8 years. Although Triton currently has no plan to replace any of the existing facility, there are plans to upgrade the truck dump, at an estimated cost of approximately $11.3 million, that would extend the location of the truck dump some two miles closer to the active coal pit and increase the rate at which the conveyor system can move coal by 33%. This project would not only reduce the cost of hauling coal but increase the mine's haulage capacity in excess of the 25 million tons per year currently forecasted for 2004 and beyond. This project is likely to be completed in late 2002 to 2003. There are also plans to upgrade the crushing and conveyor capacity and to add a second set of tracks to the loading facility, which has a current estimated cost of approximately $4 million, thus increasing the number of trains that the mine can load. This addition would be made at such time as Triton had decided to expand Buckskin's productive capacity above the currently forecasted 25 million tons-per-year rate. The following table sets forth the expected operating life of the Buckskin mine's equipment by type:

                ---------------------- -------------------------
                                       Expected operating life
                Equipment type                 (hours)
                ---------------------- -------------------------
                Shovels                        150,000
                ---------------------- -------------------------
                Hydraulic shovels               45,000
                ---------------------- -------------------------
                Loaders                         80,000
                ---------------------- -------------------------
                Haul trucks                     80,000
                ---------------------- -------------------------
                Graders                         80,000
                ---------------------- -------------------------
                Drills                          35,000
                ---------------------- -------------------------
                Dozers                          60,000
                ---------------------- -------------------------
                Water trucks                    45,000
                ---------------------- -------------------------

         All permits required for the current operation of Buckskin are in place and operational and Triton believes it is in material compliance with all such permits. An increase of Buckskin's air quality permit to 27 million tons annually was recently approved by the Wyoming Department of Environmental Quality allowing implementation of the current mine development plan to increase production to 25 million tons per year.

                                    Workforce

         Triton believes that it has a good relationship with its workforce.

The North Rochelle Mine

         At December 31, 2001, the North Rochelle mine's workforce consisted of 264 union-free employees. Of this total, 33 were salaried supervisory/administrative personnel. Hourly employees include warehouse technicians, with the remainder classified as mining technicians, which includes equipment operators as well as plant and maintenance workers.

The Buckskin Mine

         As of December 31, 2001, the Buckskin mine's workforce consisted of 202 union-free employees. Of this total, 28 were salaried employees. Hourly employees include administrative and warehouse technicians, with the remainder classified as mining technicians, which includes equipment operators as well as plant and maintenance workers.

                                     Safety

         The Buckskin mine has had one of the best safety records in the U.S. over the past several years and the North Rochelle mine has had a strong safety record for a new operation. The following tables summarizes the non-fatal lost time rate and the Mine Safety and Health Administration of the U.S. Department of Labor ("MSHA") citations per inspector day for Buckskin and North Rochelle, respectively. The non-fatal lost time rate represents the frequency of lost time accidents per 200,000 hours. It is computed by multiplying the number of disabling injuries at the mine by 200,000 hours and dividing by the total hours worked at the mine. The MSHA citations per inspector day represents the frequency of citations for failing to meet MSHA safety standards and is computed by dividing the total number of MSHA citations received during the period by the total number of days MSHA inspectors were at the mine conducting MSHA inspections.

                                              Buckskin

--------------------------- ----------------------------------- ------------------------------------
      Calendar year              Non-fatal lost time rate        MSHA citations per inspector day
--------------------------- ----------------------------------- ------------------------------------
           1999                            0.62                                0.07
--------------------------- ----------------------------------- ------------------------------------
           2000                            0.54                                0.00
--------------------------- ----------------------------------- ------------------------------------
           2001                            1.35                                0.08
--------------------------- ----------------------------------- ------------------------------------

                                            North Rochelle

---------------------------- ---------------------------------- ------------------------------------
       Calendar year             Non-fatal lost time rate        MSHA citations per inspector day
---------------------------- ---------------------------------- ------------------------------------
           1999                            1.26                                0.07
---------------------------- ---------------------------------- ------------------------------------
           2000                            0.86                                0.95
---------------------------- ---------------------------------- ------------------------------------
           2001                            2.79                                0.27
---------------------------- ---------------------------------- ------------------------------------

                             Marketing and Customers

         Triton targets coal consuming utilities in the U.S. and Canada that require specific coal quality specifications compatible with those mined at the North Rochelle and Buckskin mines. In addition to targeting those utilities, Triton also focuses on utility and non-utility electricity generators where coal from Triton's mines can best compete on a delivered cost basis. Triton enters into both short term agreements, i.e., "spot" market sales, and long-term contracts. When the market price for coal is favorable, Triton will typically sell coal on a longer term basis and when the market price is less favorable, Triton will typically sell coal in shorter time increments based upon optimal economies at each respective mine. Since 1998, Triton has more than tripled the number of customers served. During the favorable market conditions experienced in 2001, Triton increased its backlog of sales for coal to be shipped through 2004 by approximately 62 million tons.

         Triton is highly focused on maintaining and expanding its customer relationships, and Triton believes that it is one of the few domestic companies with the capability to ship both compliance and super-compliance coal to its customers. This competitive advantage allows Triton to more effectively serve its customers' energy needs and fill an important market niche. Triton's potential market base includes rail-served utilities in the midwestern and southwestern U.S., either via direct shipment or via joint hauls with other rail carriers, as well as utilities in the midwestern or southeastern U.S., and Canada that receive coal via rail or barge.

         As of December 31, 2001, Triton had approximately 19% of budgeted production available for sale to customers in 2002, and approximately 24.0% of budgeted production available for sale in 2003. Sales commitments under coal supply agreements currently total approximately 230 million tons of coal, assuming all the contracts run through to their expiration date without modification. As of December 31, 2001, Triton had approximately 81% of 2002 budgeted production committed to 25 electric utility customers across the midwestern, southeastern, and western U.S. and Canada, including Midwest Generation, LLC, a subsidiary of Edison Mission Energy, a subsidiary of Edison International, Oklahoma Gas and Electric Company, Ontario Power Generation Inc., Louisiana Generating, LLC, a subsidiary of NRG Energy, Inc., and Dynegy, Inc. The following table lists customers of Triton who accounted for more than 10% of Triton's revenues in each of the last three fiscal years:

  -------------------- ------------------------------------------------------
  Fiscal year          10% customers

  -------------------- ------------------------------------------------------
  1999                 Basin Electric
                       Cajun Electric (predecessor to Louisiana Generating) Central and Southwest Power (now part of AEP)
  -------------------- ------------------------------------------------------
  2000                 Louisiana Generating
                       Basin Electric
                       Cajun Electric
  -------------------- ------------------------------------------------------
  2001                 Midwest Generation
                       Louisiana Generating
                       Oklahoma Gas and Electric Company
  -------------------- ------------------------------------------------------

         Triton has more than doubled its electric utility customer base by establishing new customer relationships throughout the U.S. since its acquisition by Vulcan in December 1998. Given the cost competitiveness of Southern Powder River Basin coal, Triton believes that it has the opportunity to significantly expand its customer base, particularly in the midwestern and southern U.S. as well as in Canada. In addition, Triton has identified and targeted a number of new and existing electric utility customers who have indicated plans to either switch to Southern Powder River Basin coal or build additional coal-fired generation.

         The terms of Triton's coal sales contracts are the product of bidding and extensive negotiations with customers, which result in individual contracts varying greatly between and among different customers. A majority of the long-term contracts have various contract adjustment mechanisms, which include provisions permitting renegotiation or modification of coal sale prices, coal quality requirements, coal quantities requirements and force majeure and other provisions. Many of Triton's long-term contracts contain provisions permitting renegotiation of the coal price midway through the contract term, with some contracts allowing the customers to terminate the contract if new prices cannot be agreed upon by the parties. While Triton is not currently aware of any events or circumstances that would grant a purchaser under a long-term coal contract the right to terminate that agreement, there can be no assurance that such an event or circumstance will not arise in the future. See "Special Considerations -- Considerations Related to Triton."

                                   Competition

         The markets in which Triton sells its coal are highly competitive. The top 10 coal producers in the United States produce approximately 66% of total domestic coal, although there are approximately 730 coal producers in the United States. Triton's principal competitors are other large coal producers, including Arch Coal, Inc., Kennecott Energy Co., a subsidiary of Rio Tinto, RAG AG, and Peabody Energy Corporation, which collectively accounted for approximately 43% of total U.S. coal production in 2000.

         A number of factors beyond Triton's control affect the markets in which Triton sells its coal. Continued demand for Triton's coal and the prices obtained by it depend primarily on the coal consumption patterns of the electricity industry. See "-- Industry Overview."

                              Government Regulation

         The U.S. coal mining industry is subject to regulation by federal, state and local authorities on matters such as employee health and safety, limitations on land use, permitting and licensing requirements, air quality standards, water pollution, plant and wildlife protection, reclamation and restoration of mining properties after mining is completed, the discharge of materials into the environment and the effects of mining on groundwater quality and availability. Numerous federal, state and local governmental permits and approvals are required for mining operations. Triton believes that it has obtained all permits currently required to conduct its present mining operations. Triton believes that, upon the filing of the required information with the appropriate regulatory agencies, it will not encounter substantial difficulty obtaining or renewing necessary permits in the future. Triton endeavors to conduct its mining operations in compliance with all applicable federal, state and local laws and regulations. As of December 31, 2001, Triton maintained reclamation bond amounts of $78.1 million, of which $40.7 million represents bonding amounts for the Buckskin mine and $37.4 million for the North Rochelle mine. Triton believes that, in all material respects, Triton is currently in compliance with MSHA, environmental and other governmental regulations. As described under "Information about Triton--Legal," Triton is awaiting an assessment of compliance from the Wyoming Department of Environmental Quality under an approved compliance plan for the resolution of a pending state enforcement action relating to fugitive dust emissions at the North Rochelle mine. Triton believes that matter should not have a material impact on operations at that site. Triton is currently unaware of any other legal proceedings against Triton that could have a material adverse effect on its mining operations.

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The Federal Surface Mining Control and Reclamation Act

         SMCRA establishes mining and reclamation standards for all aspects of surface coal mining. SMCRA is administered by the federal Office of Surface Mining Reclamation and Enforcement ("OSM"). Some states, including Wyoming, have been delegated lead responsibility for the administration of the SMCRA program, with federal oversight. SMCRA and similar state statutes, among other things, require that mined property be restored in accordance with specified standards and an approved reclamation plan. In addition, the Abandoned Mine Lands Act, which is part of SMCRA, imposes a tax on all current mining operations, the proceeds of which are used to restore mines closed before 1977. The maximum tax is $0.35 per ton on surface-mined coal.

         SMCRA also requires that comprehensive environmental protection and reclamation standards be met during the course of and upon completion of mining activities. For example, SMCRA requires coal producers to restore a surface mine to approximate original contour as contemporaneously as practicable with surface coal mining operations. The mine operator must submit a bond or otherwise secure the performance of these reclamation obligations. The issuance and renewal of permits for surface mining operations must be obtained from OSM or, where state regulatory agencies have adopted federally approved state programs under SMCRA, the appropriate state regulatory authority. Triton accrues for the costs of final mine closure reclamation over the estimated useful mining life of the properties, based on a units-of-production basis. The earliest a reclamation bond can be released is five years after reclamation to the approximate original contour or to a productive use, as applicable, has been achieved. Because much of the reclamation process occurs contemporaneously with mining activities in accordance with the approved reclamation plan, the estimated reclamation cost to immediately cease mining operations substantially exceeds the recorded reclamation accrual. Triton updates reclamation estimates regularly; however, these estimates could change significantly as a result of changes in regulation or cost estimates.

Clean Air Act Amendments

         The Clean Air Act Amendments both directly and indirectly affect coal mining operations by limiting emissions of various air contaminants from coal fired plants, including sulfur dioxide that is believed to be the cause of "acid rain", nitrogen oxide and other pollutants of concern including particulate matter, some toxic metals including mercury and dioxin. Over the past several years, largely as a result of sulfur dioxide gas emissions limitations mandated by the Clean Air Act Amendments, demand has shifted toward lower sulfur coal. In 1995, Phase I of the Clean Air Act Amendments required high sulfur coal-fueled plants to reduce their emissions of sulfur dioxide. As a result of large-scale switching to compliance and super-compliance Powder River Basin coal, many Phase I-affected plants over-complied with the sulfur dioxide requirements, creating a surplus of emission allowances. This industry-wide surplus led to the formation of a market for sulfur dioxide emissions credits. The implementation of Phase II of the Clean Air Act Amendments in January 2000 tightened restrictions on sulfur emissions from 2.5 to 1.2 pounds of sulfur dioxide per MMBtu or lower and has exerted a downward pressure on the price of higher sulfur coal. Surplus emission credits from Phase I will allow some generators to delay retrofitting old plants with expensive scrubbers or switching to lower sulfur coal. Eventually, owners of these plants will have to retrofit or switch to Phase II compliance coal, most likely Powder River Basin or other western-mined coal with low sulfur content.

         The operations of many of the utilities to which the coal producers supply coal are subject to extensive federal, state, local and foreign statutes, rules and regulations relating to environmental protection. To comply with these legal requirements, these utilities spend significant sums on environmental monitoring, pollution control equipment and emission fees. The U.S. Environmental Protection Agency has commenced an enforcement action against a number of electric utilities for alleged violations of Clean Air Act Amendments requirements related to modifications of existing coal-fired power plants. Triton believes these enforcement actions could lead to a higher demand for lower sulfur coal or, possibly, a switch to non-coal fuels.

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         In addition, the Clean Air Act Amendments and delegated state air quality programs require coal mining operations to obtain certain air emission permits and control certain air emissions. Triton believes that it has obtained all air emission permits currently required to conduct its current operations as noted under "Information about Triton -- Legal." Triton is currently awaiting an assessment of compliance by the Wyoming Department of Environmental Quality under an approved compliance plan for the resolution of a pending state enforcement action relating to fugitive dust emissions at the North Rochelle Mine.

Clean Water Act

         The federal Water Pollution Control Act (the "Clean Water Act") affects coal mining operations by:

              o imposing effluent discharge restrictions on pollutants discharged into water;

              o   imposing regular monitoring and reporting requirements;

              o requiring the issuance and renewal of permits for the discharge of pollutants into waters; and

              o imposing performance standards as a requirement for the issuance of permits.

         Each state is charged with enforcing its own state water quality laws, and Wyoming and most other states also have been delegated authority, subject to federal oversight, to enforce the federal Clean Water Act in each state's jurisdiction.

Resource Conservation and Recovery Act and Federal and State Superfund Statutes

         The federal Resource Conservation and Recovery Act and similar state laws affect coal mining operations by imposing requirements for the treatment, storage and disposal of hazardous wastes. Overburden and other coal mining wastes covered by SMCRA permits are currently exempted from regulation under RCRA.

         In addition, the federal Comprehensive Environmental Response, Compensation, and Liability Act and similar state laws affect coal mining operations by creating investigation, reporting and remediation obligations for releases of hazardous substances to the environment and providing for natural resources damages. Under CERCLA, joint and several liability may be imposed on waste generators, present and certain past site owners and operators, as well as others, regardless of fault or the legality of the disposal activity at the time it occurred. Some materials generated or used by coal company operations may be considered a hazardous substance under CERCLA. Triton has not received any notice or claim of potential CERCLA liability and is not aware of any existing basis for any future claims.

Global Climate Change

         The United States and over 160 other nations are signatories to the 1992 Framework Convention on Global Climate Change, which is intended to limit or capture emissions of greenhouse gases such as carbon dioxide. In December 1997, in Kyoto, Japan, the signatories to the Convention established a binding set of emissions targets for developed nations, called the Kyoto Protocol. The specific limits under the terms of the Kyoto Protocol vary from country to country, but under the terms of the Kyoto Protocol the U.S. would be required to reduce emissions to 93% of 1990 levels over a five-year budget period from 2008 through 2012. Although the U.S. has not ratified the emission targets and no comprehensive regulations focusing on greenhouse gas emissions are in place, these restrictions, whether through ratification of the emission targets or other efforts to stabilize or reduce greenhouse gas emissions, could adversely affect the price and demand for coal. Efforts to control greenhouse gas emissions could result in reduced use of coal if electricity generators switch to sources of fuel with lower carbon dioxide emissions.

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Mine Health and Safety

         Stringent health and safety standards have been imposed by federal legislation since the adoption of the Coal Mine Safety and Health Act of 1969. The federal Mine Safety and Health Act of 1977 significantly expanded the enforcement of health and safety standards, and imposed health and safety standards on all aspects of mining operations. In combination, federal and state health and safety regulation in the coal mining industry is perhaps the most comprehensive and pervasive system for protection of employee health and safety affecting any segment of U.S. industry. Together with the federal requirements, these programs provide extensive and comprehensive requirements for protection of employee safety and health.

Black Lung

         Under the Black Lung provisions of the federal Coal Mine Health and Safety Act of 1969 and the Black Lung Benefits Revenue Act of 1977 and provisions of state workers' compensation acts, each coal mine operator is required to secure payment of federal black lung benefits to claimants who are current and former employees and to a federal trust fund for the payment of benefits and medical expenses to claimants who last worked in the coal industry before July 1, 1973. On a program-wide basis, less than 15% of the miners currently seeking federal black lung benefits are awarded such benefits by the federal government. The trust fund is funded by an excise tax on production of up to $1.10 per ton for deep-mined coal and up to $0.55 per ton for surface-mined coal, neither amount to exceed 4.4% of the sales price. This tax is passed on to the purchaser in most coal sales agreements. In fiscal year 2001, Triton accrued $6.5 million in federal black lung excise tax.

Federal and Other Land Policy

         The U.S. government is the largest owner of coal reserves in the nation. Its authority is exercised through several agencies, but primarily through the Bureau of Land Management. The majority of these reserves are located in the western U.S. The federal government's authority over public lands exceeds the rights of any private owner of coal. The federal government possesses both the customary property rights of a private owner and the rights of the sovereign over the management of public lands. The federal government collects a royalty on its leased mineral interests. Increases in this royalty may adversely affect Triton.

         The federal government also regulates ownership of coal lessees. Federal coal lessees must either be U.S. citizens or held through a corporation and may not own a common carrier railroad. These restrictions apply to limited partners in a partnership that is a federal coal lessee, such as we will be upon completion of the Triton acquisition. We have taken steps to minimize the risk of disqualification in connection with the acquisition, and some of the proposed amendments to our limited partnership agreement address this concern. Additionally, the federal government limits the amount of federal land that may be leased by any company to 150,000 acres nationwide. Triton currently leases less than 15,000 acres and has applied to lease a total of approximately 6,000 additional acres from the federal government. The limit could potentially restrict Triton's ability to lease additional federal lands at some point in the future until Triton has exhausted its reserves under existing leases.

         The State of Wyoming also imposes both severance and ad valorem taxes on coal mines in the state. Increases in such assessments could adversely impact Triton.

Coal Bed Methane

         The federal government also leases natural gas and coal bed methane reserves in the Powder River Basin, resulting in potential conflicts of interest between Triton and lessees of those interest. As described in "Risk Factors - Considerations Related to Triton and the Combined Business of Atlas and Triton," the rights of other mineral lessees could cause production delays and cost increases for Triton.

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         All of Buckskin's coal leases and approximately half of North
Rochelle's coal leases are adjacent to or on lands already leased for coal bed methane gas exploration and development. Triton currently estimates that 50% of the land overlying Buckskin's mineable reserves and none of the land overlying North Rochelle's reserves has been developed for coal bed methane. Triton's interest on approximately 82% of the Buckskin coal reserves is first-in-time to those of the coal bed methane mineral lease holders. The balance of the Buckskin coal reserves are on lands covered by surface right agreements that give Triton the right to mine the coal and provide pre-determined consideration to the other mineral interest holders. Triton's interest on approximately 50% of the North Rochelle coal reserves is first-in-time to those of the coal bed methane mineral interest holders. There are no surface right agreements in place on the balance of the coal reserves at North Rochelle. Because of the current position of the North Rochelle coal pits, Triton's management believes that it is highly unlikely that any coal bed methane can be economically developed on Triton's North Rochelle lease. In the unlikely event that Triton's North Rochelle lease is impacted by coal bed methane development and the coal bed methane and coal reserves cannot be developed jointly, Triton may have to compensate the coal bed methane lessee for the value of the coal bed methane in question. Development could possibly occur on the North Roundup lease, although Triton is not currently aware of any plans to do so. If coal bed methane is developed on the North Roundup lease, Triton may have to compensate the owner of the coal bed methane as coal production at the North Rochelle mine expands through such area. If coal production is delayed due to coal bed methane development, Triton does not expect that such development would affect a significant portion of the Buckskin mine's reserves. Triton would transfer coal production during the relevant period of time to reserves unaffected by coal bed methane development and coal mining would continue with a new box cut opening, which would likely increase the effective mining ratio during a 12 to 18 month development period.

Penalties

         Under certain circumstances, substantial fines and penalties, including revocation of mining permits, may be imposed under the laws described above. Monetary sanctions, injunctive orders and, in severe circumstances, criminal sanctions may be imposed for failure to comply with these laws. Regulations also prevent issuance of a mining permit to a company that owns or controls a company that has outstanding permit violations.

                                      Legal

         Triton Coal Company, LLC v. PacifiCorp (U.S.D.C. Wyo., docket no. 01-CV-94). In 2001, Triton and PacifiCorp entered into an agreement for the supply of 1.7 million tons of coal to one of PacifiCorp's electric power plants. The contract provided for an initial test burn of 500,000 tons of coal, and provided Triton an option to terminate the remaining deliveries if the test burn was unsuccessful as determined by PacifiCorp. Triton contends that PacifiCorp violated the test burn clause of the contract, entitling it to terminate the contract. As a result, Triton did not deliver the remaining 1.2 million tons and filed a declaratory judgment action in the United States District Court for the District of Wyoming seeking a ruling that PacifiCorp breached the coal contract. PacifiCorp counterclaimed, alleging breach by Triton and seeking approximately $5.5 million in damages. On January 14, 2002, the trial court granted PacifiCorp's motion for summary judgment, finding that Triton breached the contract, ordered briefs from the parties on the question of damages, and indicated its intent to determine the amount of damages from the parties' submissions rather than by jury trial. Triton has sought reconsideration of the court's ruling with respect to both liability and the amount of damages to be awarded on several grounds. In addition, the court had previously denied Triton's request for additional discovery on the issue of damages, which ruling was also part of the Triton's motion for reconsideration. Triton received the court's ruling on its various motions on March 30, 2002. The court granted Triton's motion for a jury trial on the question of damages, scheduled to begin on July 17, 2002, as well as on the question of whether the contract under which PacifiCorp purchased coal to cover was a proper cover contract. The court denied Triton's motion for reconsideration of its summary judgment. Triton intends to appeal that ruling. Triton's appeal of the ruling on the motion for reconsideration and the court's granting of the motion for a jury trial on the question of damages will affect the amount, if any, of the damages, which may be eventually awarded to PacifiCorp. In addition, upon entry of final judgment by the trial court, if that occurs, Triton's management intends to appeal the judgment.

         Upon the closing of the Triton acquisition, Vulcan has agreed to place in escrow a number of the common units to be received by Vulcan in the acquisition sufficient to satisfy any amounts that Triton may ultimately be ordered to pay in respect of the PacifiCorp litigation. See "The Contribution Agreement -- Unit Escrow."

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         Louisiana Generating, LLC v. Triton Coal Company, LLC. In 2001, Triton
and Louisiana Generating, LLC entered into binding arbitration regarding Triton's alleged obligation to supply coal to another utility under the contract between Louisiana Generating and Triton, and the proper application of sulfur emission adjustments to the contract price. Louisiana Generating agreed to pay Triton an interim price above the current contract price to supply coal to the other utility through March 31, 2002. The parties are currently negotiating the interim price for the period after March 31, 2002. If Triton does not succeed in the arbitration, it will have to refund the difference between the present interim price and the contract price. Triton intends to pursue the arbitration vigorously. As of December 31, 2001, Triton had deferred revenue in the amount of approximately $4.5 million related to the difference between the contract price and the interim price of coal shipped from April through December 2001.

         Notice of Violation under Air Quality Standards. The Wyoming Department of Environmental Quality issued a notice of violation to Triton on December 12, 2001 for exceeding the fugitive dust emissions standards on more than one occasion during calendar year 2001. Monitoring results indicate fugitive dust exceedances on a total of ten occasions. Fugitive dust emissions are caused by dust from, among other sources, county roads or coal mining operations and reduce the air quality around a monitoring station. Triton does not believe that it is primarily responsible for the exceedances giving rise to the notice of violation. Other factors which Triton believes contributed to and caused the exceedances include other coal mining operations near the North Rochelle mine, continuing drought conditions in the region and the location of the monitoring station adjacent to graveled local roadways. Triton is currently pursuing resolution of the notice of violation.

         On March 1, 2002, Triton submitted a final compliance plan to the Wyoming Department of Environmental Quality demonstrating that the North Rochelle mine is undertaking appropriate and sufficient measures to reduce fugitive dust. This compliance plan was approved by the Director of the Wyoming Department of Environmental Quality, and the North Rochelle mine is complying with it. Triton has been advised that the notice of violation will be reviewed once the Wyoming Department of Environmental Quality is satisfied with the North Rochelle mine's performance under the approved plan.

         Triton is working proactively with the Air Quality Division of the Wyoming Department of Environmental Quality and believes that it will reach a final resolution with this party. In addition, Triton is discussing the possibility of moving one monitoring station to a position which would more accurately reflect Triton's share of any air quality disturbances. We cannot assure you, however, that those actions will be successful. If Triton is unsuccessful in its appeal and discussions with the Air Quality Division of the Wyoming Department of Environmental Quality, Triton may be fined for each violation, which carries a maximum penalty for each violation of $10,000. Additionally, Triton could be subject to remediation costs and expenses. In Triton's opinion, those amounts, if incurred, would not have a material impact on North Rochelle operations.

         Other Legal Proceedings. In addition to the foregoing legal proceedings, Triton is from time to time subject to legal proceedings and claims that arise in the normal course of business. In the opinion of Triton's management, the amount of any ultimate liability with respect to these actions will not have a material adverse effect on Triton's operations or financial position.

         Additionally, Triton is one of many coal producers in the Powder River Basin currently undergoing a Department of Justice investigation into the pricing practices of coal producers in this region. In July 2001, Triton received a Civil Investigative Demand from the Department of Justice, asking for certain records, contracts and communications which Triton delivered in October 2001. Triton has not had further communications from the Department of Justice. Triton's management does not believe the Department of Justice investigation will have a material adverse effect on Triton's operations or financial position.

    Security Ownership of Certain Beneficial Owners and Management of Triton

         As of May ___, 2002, all of the outstanding common membership interests of Triton were owned by Vulcan Intermediary and all of the outstanding preferred membership interests of Triton were owned by New Vulcan Coal Holdings, the owner of all of the membership interests in Vulcan Intermediary.

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         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
               RESULTS OF OPERATIONS OF TRITON COAL COMPANY, LLC

Overview

         The following discussion of the financial condition and results of operations for Triton should be read in conjunction with the historical and pro forma financial statements and notes thereto included elsewhere in this proxy statement.

         Triton is a major Powder River Basin producer and marketer of coal to approximately 25 utility and non-utility electricity generators. Its mining operations are comprised of the Buckskin mine, which began producing coal in 1981, and the North Rochelle mine, which began producing coal on a full scale commercial basis in April 1999. Since 1998, Triton's mining operations have grown through internal development to become one of the ten largest coal producers in the U.S., according to statistics provided by the Mine Safety and Health Administration. In the fiscal year ended June 30, 2001, Triton produced and sold 37.7 million tons of coal. This compares to the 27.9 million tons produced and sold in fiscal year ended June 30, 2000 and the 12.1 million tons produced and sold during the period from December 11, 1998 through June 30, 1999 ("short fiscal year 1999"). All of the coal that Triton produces and sells is compliance or super-compliance coal.

         At December 31, 2001, the Buckskin mine had approximately 465 million tons of compliance coal reserves and North Rochelle had approximately 262 million tons of super-compliance coal reserves. Triton believes it controls adequate reserves to implement its currently contemplated mining plan. In addition, there are substantial unleased coal reserves owned by the federal government adjacent to Triton's two mines, which Triton intends to seek to lease from the federal government through the lease by application process as its mining operations approach these areas. See "Information About Triton -- General" for a more complete discussion of the lease-by-application process.

         In fiscal year 2001, all of Triton's production was utilized by its customers for the generation of electricity. In fiscal year 2001, approximately 92.3% of Triton's sales tonnage was sold under long-term contracts having a remaining, weighted-average term of 5.1 years. The balance of its sales were made under contracts of less than one year. Triton's long-term contracts contribute to its operating stability and revenue by providing greater predictability of sales volumes and sales prices. As of December 31, 2001, Triton's long-term contracts represented total commitments of approximately
188.1 million tons of coal under contracts with terms ranging from 1 year to 13 years in length.

         Production. Triton's two mines are currently operating at near full capacity. Typically, the coal seams in the Powder River Basin dip at a relatively low gradient from east to west. In addition, the coal seams tend to be very consistent across the width of the coal pit. As production at the Buckskin mine approached the southeastern edge of its property, mining operations ran into certain isolated areas of geologic anomalies where the relative gradient of the two coal seams it mines became very steep. In addition, strips of clay began to appear in areas of the coal seam, which caused a decrease in coal recovery. These conditions persisted through much of calendar years 2000 and 2001. Both of these factors adversely impacted production costs. Overburden removal was completed in this area in the three months ended June 30, 2001 and mining operations began to progress to areas where overburden removal conditions were similar to what Buckskin had been encountering prior to this anomaly. Coal removal in this area was completed in the three months ended December 31, 2001. These geologic anomalies adversely impacted Buckskin's productivity and operating costs in fiscal years 2000 and 2001 and the three months ended September 30, 2001. As the mine passed through these geologic anomalies, mine operating conditions began to improve during the three months ended December 31, 2001. Triton believes that these conditions will continue to improve as the Buckskin mine moves into its recently acquired Hay Creek reserve tract, where the mining conditions are significantly better than those encountered in fiscal years 2000 and 2001 and the three months ended September 30, 2001.

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         In early fiscal year 2000, the North Rochelle mine encountered spoil instability issues in which the piles of material created by the dragline as it uncovered coal became unstable and threatened to slide back into the coal pit. The initial steps taken to mitigate the spoil instability called for leaving a significant barrier of coal in the coal pit to hold back the spoil piles. The loss of this coal significantly increased the cost of the coal that was mined and had a material adverse affect on the mine's profitability in fiscal year 2000. A redesign of the North Rochelle mine plan was required to correct this problem. That redesign was fully implemented in early 2001 and adjusted as needed to maximize coal recovery and minimize the spoil instability issues. From March 2001 through December 31, 2001, the mine has been operating at or near full capacity. Spoil instability has not been a factor in its operations during this time period. Management believes that North Rochelle will continue to improve its efficiency as the labor force gains added experience.

         Coal Pricing Dynamics. Western coal is marketed primarily through long-term contracts of varying terms. Triton views a long-term contract as a coal contract with a term of at least one year. When new contracts are entered into, the deliveries under these contracts often commence six to eight months later, reflecting the pricing in effect when the contract was originally entered into and not prices at the time of shipment. In addition, coal pricing for western coal can be affected by a variety of factors, including:

              o   transportation constraints;

              o   production constraints;

              o   weather;

              o   inventory levels for customers;

              o   general economic conditions; and

              o   demand for compliance and super compliance coal.

         With electricity demand growing as a result of the strong economic growth in 2000 and normal summer weather patterns, utilities began to find their inventory levels shrinking rapidly. The early winter weather in November and December of 2000 caused significant inventory shortfalls at most of Triton's customers' plants, and as they entered the market in early 2001 to begin to replenish their inventories, coal prices rose quickly and significantly, in spring 2001, almost tripling at their peak. Because Triton contracts for its coal in advance, Triton will realize significant benefit from these higher prices beginning in calendar 2002. In particular, newly-priced contracts entered into during the recent period of rising prices represent approximately 48.8% of Triton's projected calendar 2002 production, at a price, on average, approximately 68.4% greater than the average sales price realized in the six months ended December 30, 2001. Although short-term prices for coal produced in the Powder River Basin have nearly returned to the levels experienced prior to the spring of 2001 due to, among other factors, the economic downturn in the U.S. as well as the mild winter weather experienced by much of the country in late 2001 and early 2002, long-term prices are still, for the most part, above the levels that existed earlier in fiscal 2001. At December 31, 2001, approximately 24.2%, 50.2% and 59.8% of Triton's calendar 2003, 2004 and 2005 estimated production, respectively, was available for market pricing. Triton believes that when weather conditions normalize and economic growth rebounds, customers' inventories will return to normal levels, and Triton will benefit from stable or increasing prices. However, Triton's management cannot assure you as to the timing or magnitude of such increases, if any.


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                              Results of Operations

All data is in thousands, except coal sales volumes and production or where otherwise noted.

SIX MONTHS ENDED DECEMBER 31, 2001 COMPARED WITH SIX MONTHS ENDED DECEMBER 31, 2000

         Coal sales. Coal sales increased $43,777, or 54.8%, to $123,668 for the six months ended December 31, 2001 from $79,891 for the six months ended December 31, 2000. Total coal sold in the six months ended December 31, 2001 was
23.0 million tons compared to 17.6 million tons in the first half of fiscal year 2001. The increased sales volume reflects a 2.8 million ton increase, or 37.4%, in Buckskin sales and a 2.6 million ton increase, or 25.2%, in North Rochelle sales. Increased production at both mines principally reflects better mining conditions. In addition to increased volumes, the average sales price received by Triton increased $0.84 per ton, or 18.5%, to $5.38 per ton in the six months ended December 31, 2001 from $4.54 per ton in the six months ended December 31, 2000. The increase in average sales price resulted from the combination of generally higher prices for the coal purchased at both mines, partially offset by a lower percentage of the higher priced North Rochelle coal in the total. North Rochelle's average sales price increased 23.3% while Buckskin's average sales price increased 51.6%. The higher sales prices experienced at both mines reflected the general improvement in the marketplace experienced in the spring of 2001. This resulted from several favorable factors including increased demand for Powder River Basin coal, reduced utility inventory levels, reduced availability of compliance coal in the eastern U.S. and the significant increase in natural gas prices experienced in early 2001.

         Cost of coal sales. Cost of coal sales increased $34,438, or 39.6%, to $121,386, or $5.28 per ton, for the six months ended December 31, 2001, from $86,948, or $4.94 per ton, for the six months ended December 31, 2000. Cost of coal sales is comprised of direct mining costs, which generally includes labor related costs, equipment operating and maintenance costs, drilling and blasting costs and fuel, as well as production-related and non-cash costs, such as costs associated with equipment and reserve investment, including equipment lease expense, royalties on coal mined, production taxes, depreciation, depletion and amortization. Royalties on coal and production taxes are directly proportional to sales volumes and sales prices.

         For the six months ended December 31, 2001, Triton's direct mining costs increased $18.1 million relative to the comparable period in 2000. The 5.4 million ton increase in tons sold accounted for $12.6 million of this increase. The balance of the increase reflected increased equipment operating costs at North Rochelle reflecting increased production which were partially offset by a decrease in direct mining costs at Buckskin as a result of reduced costs of operating supplies reflecting improved mining conditions at that mine. Production-related costs for the six months ended December 31, 2001 increased as increases in coal royalties and production taxes reflected the increased sales volumes and prices. Non-cash charges remained virtually unchanged during the 2001 period as compared to the prior year period, as a decrease in deferred strip and buffer costs, which relate to a reduction in the amount of coal partially uncovered at the mines, was offset by an increase in depreciation, depletion and other non-cash charges, reflecting increased capital investment in equipment and the increased production.

         Selling, general and administrative. Selling, general and administrative expenses increased $4,366, or 113.6%, to $8,208 for the six months ended December 31, 2001 from $3,842 for the six months ended December 31, 2000. The increase was primarily due to higher corporate legal, consulting and related financial advisory expenses incurred in connection with Triton's efforts to find a buyer or joint venture partner and legal expenses associated with the ongoing PacifiCorp litigation and Louisiana Generating arbitration proceeding. Increased payroll expenses of $1.0 million reflect the payment of incentive compensation in the 2001 period while none was paid in the comparative 2000 period, as well as a slight increase in staffing and salary rates, which combined accounted for $3.2 million of the increase.

         Loss from operations. Loss for operations decreased $4,973 to $5,926 for the six months ended December 31, 2001 from $10,899 for the six months ended December 31, 2000 as a result of the factors noted above.

         Interest expense. Interest expense decreased $1,644 to $10,793 for the six months ended December 31, 2001 from $12,437 for the six months ended December 31, 2000. The decrease reflected a $832 increase in amortization of the value of warrants issued in May 2000 to Triton's lender in connection with an amendment to its loan agreement offset by a $2,276 decrease in interest expense paid under Triton's loan agreements and other financing documents as a result of lower rates.

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         Other income (loss). Other (loss) increased to $3,902 for the six months ended December 31, 2001 from $1,615 for the six months ended December 31, 2000 as Triton took a charge of $3,500 associated with its potential exposure under the PacifiCorp litigation and recognized a loss of $402 reflecting the decrease in the fair value of Triton's interest rate cap derivative during the six months ended December 31, 2001 resulting from the general decrease in interest rates. The other loss for the six months ended December 31, 2000 reflected the decrease in fair value of Triton's interest rate cap derivative resulting from the general decrease in interest rates during the period.

         Cumulative effect of accounting change. Triton adopted the provisions of SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 137, and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," effective July 1, 2000. Triton's only derivative is its interest rate cap on long-term debt. Triton has not qualified this arrangement for hedge accounting treatment. Accordingly, the initial recognition of its fair value on adoption of SFAS No. 133 was reflected as a cumulative effect of a change in accounting in the amount of $1,267 at the beginning of fiscal year 2001. Subsequent changes in fair value have been recorded in other income (loss) in the statement of operations.

         Net loss. Net loss decreased $2,965 to $21,221 for the six months ended December 31, 2001 from $24,186 for the six months ended December 31, 2000 as a result of the factors discussed above.

FISCAL YEAR 2001 COMPARED WITH FISCAL YEAR 2000

         Coal sales. Coal sales increased $61,329, or 57%, in fiscal year 2001 to $168,990 from $107,661 in fiscal year 2000. Total tons produced and sold increased 9.8 million tons, or 35.4%, to 37.7 million tons from 27.9 million tons. The increased sales volume accounted for $37,700 of the increase. Nearly all of this increase was attributable to increased production at the North Rochelle mine to 21.3 million tons from 12.1 million tons. The Buckskin mine's sales increased slightly. Increased average sales prices accounted for approximately $20,400 million of the increase in coal sales. The average sales price before brokered coal activity and other unusual sales items discussed below increased $0.54 per ton, or 14%, to $4.40 per ton from $3.86 per ton. Much of the increase in price resulted from the increase of North Rochelle's higher quality, higher priced coal in the overall mix. In fiscal year 2001, North Rochelle's coal represented 56.4% of total sales as compared to only 43.4% in fiscal year 2000. North Rochelle's average sales price increased 8.1% while Buckskin's average sales price increased 7.6%. The increase in coal sales also reflects $2,002 attributable to brokered coal activity, which is not a recurring activity for Triton, and $3,300 reflecting the settlement from a customer to forego taking contracted coal. Coal sales in the six months ended December 31, 2000 do not include approximately $2,032 in disputed coal revenues received under a contract currently in arbitration, which was reserved against as deferred revenue.

         Cost of coal sales. Cost of coal sales increased $61,630, or 48.3%, to $189,155, or $5.02 per ton, in fiscal year 2001 from $127,525, or $4.57 per ton, in fiscal year 2000. The increase in cost of coal sales is attributable to the increase in tons sold and a net increase in mining costs per ton. Significant increases in fuel costs, operating supplies and major maintenance expenses contributed to the increase in mining costs. Fuel increases primarily resulted from increased prices for diesel fuel resulting from the rise in energy costs in 2001. Increased operating supplies and maintenance expense primarily resulted from increased equipment operating hours consistent with increased coal production.

         Triton's increase in mining costs per ton for fiscal year 2001 relative to fiscal year 2000 is also attributable to increased direct mining costs at Buckskin as a result of the geologic anomalies encountered by it, which were partially offset by a decrease in North Rochelle's direct mining costs as a result of improved economies of scale as the mine increased production by 9.2 million tons, or 76%. Production-related costs increased in fiscal year 2001 as compared to fiscal year 2000 as coal royalties and production taxes reflected the increased sales volumes and prices. Non-cash charges for depletion, amortization and accruals for the mine closing and reclamation reserves increased in fiscal year 2001 as compared to fiscal year 2000, reflecting the increase in coal production, the vast majority of which was incurred at the North Rochelle mine where the increase in mining activity was most pronounced, while the depreciation expense increased, reflecting a full year's depreciation in fiscal year 2001 for the large capital expenditures made in fiscal year 2000.

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         Selling, general and administrative. Selling, general and
administrative expenses increased $4,902, or 56.5%, to $13,582 in fiscal year 2001 from $8,680 in fiscal year 2000. The increase was due primarily to bank fees related to amendments to Triton's loan agreement and the obtaining of waivers for non-compliance with certain financial covenants, which accounted for $2,515 of the increase; legal, consulting and related financial analytical expenses incurred in connection with the strategic review of Triton's business and ongoing arbitration and litigation, which combined accounted for $1,793 of the increase; and higher payroll related expenses, which in total accounted for $734 of the increase. These increases were partially offset by lower costs of outside services.

         Impairment of mining equipment. During the year ended June 30, 2000, Triton recorded an impairment charge of $2,385 to adjust certain mining equipment to its fair value, which was based on its fair market value at the time of the sale and leaseback of that equipment.

         Loss from operations. Loss from operations increased $2,818 to $33,747 from $30,929 as a result of the factors noted above.

         Interest expense. Interest expense increased $8,710, or 47.8%, to $26,948 in fiscal year 2001 from $18,238 in fiscal year 2000. Interest expense paid under Triton's loan agreements, equipment purchase loans and equipment leases increased $6,873 reflecting higher effective interest rates and slightly higher average debt levels. Amortization of the value of the warrants issued in May 2000 to Triton's lenders in connection with an amendment to its loan agreement accounted for $1,837 of the increase.

         Other income (loss). Other (loss) of $1,496 in 2001 arose from the decrease in the fair value of Triton's ointerest rate cap resulting from the general decline in interest rates during the year Other income in fiscal year 2000 was a gain reflecting the proceeds from the settlement of a customer bankruptcy. Under the terms of the settlement agreement, Triton received $4,000 for settlement of all its claims.

         Cumulative effect of accounting change. This represents the initial recognition of the fair value of Triton's derivative financial instrument, its interest rate cap, on adoption of SFAS No. 133 effective July 1, 2000.

         Net loss. Net loss increased $16,060 to $61,886 from $45,826 as a result of the factors discussed above.

YEAR ENDED JUNE 30, 2000 COMPARED WITH SIX AND ONE-HALF MONTH PERIOD ENDED JUNE 30, 1999

         Effective December 11, 1998, Triton was acquired from AEI Resources, Inc. in a business combination using the purchase method of accounting. The purchase price was allocated to the assets acquired and liabilities assumed based on their fair value. Significant assets and liabilities to which Triton assigned a fair value included, among others, property, plant and equipment, mineral reserves and coal supply agreements. Accordingly, in comparing fiscal year 2000 to the period from December 11, 1998 through June 30, 1999, the short fiscal year 1999, revenues and expense categories for fiscal year 2000 are significantly higher reflecting 12 months of activity in fiscal year 2000 versus only approximately six and one-half months in short fiscal year 1999.

         Coal sales. Coal sales increased $64,577, or 149.9%, to $107,661 in fiscal year 2000 from $43,084 in short fiscal year 1999. Tons sold increased
15.8 million tons, or 130.6%, to 27.9 million tons from 12.1 million tons. A majority of the increase was attributable to the continued ramp-up of the North Rochelle mine's operations, which produced 12.1 million tons in fiscal year 2000 versus 3.0 million tons in the prior period. The North Rochelle mine shipped its first ton of coal in December 1998. The Buckskin mine's increase of 6.7 million tons to 15.8 million tons from 9.1 million tons reflects the difference in the length of the two fiscal periods. The increase in tons sold was responsible for $56,200 of the increase in coal sales, while $8,400 of the increase in coal sales was the result of increased average selling price. The average sales price increased $0.30 per ton, or 8.4%, to $3.86 per ton in fiscal year 2000 from $3.56 per ton in short fiscal year 1999. Most of the increase in price resulted from the increase of North Rochelle's higher quality, higher priced coal in the overall mix. In fiscal year 2000, North Rochelle's coal represented 43.4% of total sales as compared to only 24.6% in short fiscal year 1999.

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         Cost of coal sales. Cost of coal sales increased $77,122, or 153%, to
$127,525, or $4.57 per ton, in fiscal year 2000, from $50,403, or $4.17 per ton, in short fiscal year 1999. Cost of coal sales increased $65,770 due to the increased volume related to both the difference in length of the two fiscal periods and the ramp-up of the North Rochelle mine. The balance reflected increased per ton mine costs at Buckskin partially offset by lower per ton mine costs at North Rochelle. The North Rochelle mine's direct mining cost decreased, reflecting improved economies of scale as the mine increased production by 9.1 million tons, or 307.3%, while the Buckskin mine's direct mining cost per ton increased as the result of increased labor costs and operating supplies. Production-related costs increased as coal royalties and production taxes reflected the increased sales volumes and prices. Non-cash charges in cost of coal sales increased, reflecting the increase in coal production.

         Selling, general and administrative. Selling, general and administrative expenses increased $5,500, or 173%, to $8,680 in fiscal year 2000 from $3,180 in short fiscal year 1999. The increase was due primarily to the difference in the length of the two periods and, to a lesser extent, increased legal expenses incurred in connection with financing and other business matters.

         Impairment of mining equipment. During fiscal year 2000, Triton recorded an impairment charge of $2,385 to adjust certain mining equipment to its fair value, which was based on its fair market value at the time of the sale and leaseback of that equipment.

         Loss from operations. Loss from operations increased $20,430 to $30,929 from $10,499 as a result of the factors noted above.

         Interest expense. Interest expense increased $8,391 to $18,238 in fiscal year 2000 from $9,847 in short fiscal year 1999 primarily reflecting the difference in the length of the two periods.

         Other income (loss). Other income in fiscal year 2000 reflects the proceeds from a settlement of a customer bankruptcy. Under the terms of the settlement agreement, Triton received $4,000 for settlement of all its claims.

         Net loss. Net loss increased $25,619 to $45,826 from $20,207 as a result of the factors discussed above.

                         Liquidity and Capital Resources

Cash Flows

         Cash (used in) operating activities was ($11,043) and ($9,291) for the six months ended December 31, 2001 and 2000, respectively, ($11,730) for fiscal year 2001, ($25,797) for fiscal year 2000 and ($3,201) for the short fiscal year 1999. Although cash from operations before changes in operating assets and liabilities for the six months ended December 31, 2001, improved $6,044 reflecting a significant improvement in operations, a negative change in operating assets and liabilities of $7,796 led to the negative change in net cash used in operations. The $14,087 improvement in fiscal year 2001 as compared to fiscal year 2000 reflects a net increase in cash primarily from the receipt of $12,715 as net deferred revenue. The increase in cash used in operating activities in fiscal year 2000 as compared to short fiscal year 1999 is the result of the difference in length of the two fiscal periods.

         Net cash (used in) provided by investing activities was ($709) and $5,320 for the six months ended December 31, 2001 and December 31, 2000, respectively, ($2,370) in fiscal year 2001, $19,877 in fiscal year 2000 and ($316,688) in short fiscal year 1999. Reduced investment in property, plant and equipment accounted for the decrease in cash used in investing activities from inception through December 31, 2001. In addition, the six months ended December 31, 2000 and fiscal year 2001 benefited from $7,300 in proceeds from the sale-leaseback of one of Triton's electric shovels at the North Rochelle mine. The sale of Triton's dragline located at North Rochelle for $23,700 was the source of the cash flow from investing activities in fiscal year 2000. Triton leased the dragline back from the purchaser under a long-term equipment lease. Investing activities in the short fiscal year 1999 included the acquisition of Triton's mines for $280,537 and capital expenditures of $18,151, most of which was used to complete development of the North Rochelle mine. Short fiscal year 1999 was adversely affected by the requirement to put $18,000 of its cash into a debt service reserve under its loan agreement with its bank while fiscal year 2000 benefited from the release of the balance of that restricted cash of $14,227, when the bank agreed to defer funding the debt service reserve until December 31, 2003.

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         Capital expenditures were $709 and $1,980 for the six months ended
December 31, 2001 and December 31, 2000, respectively, $9,765 in fiscal year 2001, $18,081 in fiscal year 2000 and $18,151 in short fiscal year 1999. The primary expenditure in fiscal year 2001 was the federal lease bonus payment to acquire the coal reserves on the North Roundup Lease at the North Rochelle mine. The expenditures in fiscal year 2000 and short fiscal year 1999 were primarily to complete development of the North Rochelle mine, including making the federal lease bonus payments to acquire the coal reserves at that mine. For each of the periods discussed, Triton used cash generated from financing activities to fund capital expenditures.

         Capital expenditures of $24,831 are projected for calendar year 2002. Included in the 2002 expenditures is approximately $6,872 for replacement of mining equipment at the Buckskin mine, the last federal lease bonus payment on the North Roundup lease of $6,115, $2,800 for expansion of North Rochelle's maintenance facility and $2,368 in lease purchase payments on existing mining equipment. The balance of the capital expenditures in 2002 are for a variety of engineering, permitting, environmental and other miscellaneous projects, none of which exceeds $1,000 individually. Triton currently expects that average annual maintenance capital expenditures for mining equipment will be approximately $18,740 and that it will fund its anticipated capital expenditures with cash generated by operations.

         Cash provided by (used in) financing activities was $16,725 and ($1,654) for the six months ended December 31, 2001 and December 31, 2000, respectively, $12,979 in fiscal year 2001, $8,226 in fiscal year 2000 and $323,273 for the short fiscal year 1999. The differences between periods are due to differing levels of borrowings to fund the acquisition of Triton's mines, repayments of debt and capital leases, including financing costs, the issuance of preferred units and contributions to Triton's common equity by its investors. The latter two sources of cash were primarily responsible for funding Triton's cash shortfall from operations and capital expenditures.

         On March 29, 2002, Vulcan invested an additional $54,000 in Triton. These proceeds along with part of Triton's existing cash were used to pay off the subordinated secured term loan which was to mature on March 31, 2002. Having paid off this loan, Triton's net working capital deficit has been reduced to a level that Triton's management believes it will be able meet from its continuing operations. Triton's ability to generate sufficient cash flows to meet its operating costs, debt service and capital expenditure programs is highly dependent on the price levels at which it can market its coal. Triton has over 38 million tons committed under contract for delivery in calendar year 2002 at average prices significantly better than the prices Triton achieved during the six months ended December 31, 2001 or any of its prior fiscal years. At these higher price levels, Triton believes it will be able to generate sufficient cash flow to meet its operating costs, debt service and its continuing capital expenditure program.

         Triton has an additional source of liquidity as the beneficiary under a $30,000 Financial Guaranty Bond issued by St. Paul Fire & Marine Insurance Company. Vulcan Intermediary is the account party under the bond. Pursuant to the terms of the bond, St. Paul's obligations are absolute and not subject to any condition, qualification or contingency. Under Triton's financing arrangement, it can request a draw against the bond at any time that the funds available to Triton in its bank account or under its revolving lines of credit are insufficient to meet its operating costs, capital expenditures or debt service. St. Paul must look solely to Vulcan Intermediary for reimbursement of any draw and has no recourse against Triton. It is anticipated that this bond will be released upon the refinancing required to complete the Triton acquisition.

Long-Term Debt

         At December 31, 2001, Triton had $195,844 in long-term debt, of which $67,026 is classified as current. Long-term debt includes $124,500 of senior secured bank debt, of which $12,000 is classified as current. The balance of this debt is due and payable semi-annually in varying amounts with the last payment due June 2007. Of the current portion of long-term debt, $53,917 was subordinated secured debt, due March 31, 2002. On March 29, 2002 Triton repaid this amount in full. Long-term debt also includes $12,500 borrowed under Triton's revolving credit facility, which is due and payable in 2005. The balance of the long-term debt is comprised of an equipment-financing loan that is being repaid in monthly installments over 54 months ending July 1, 2005.

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         The senior secured bank debt has financial covenants that consist of a maximum leverage ratio and a minimum fixed charge coverage ratio. The leverage ratio requires that Triton not permit the ratio of total indebtedness at the end of any calendar quarter to adjusted EBITDA (earnings before interest, taxes, depreciation, depletion, amortization and changes in long-term liabilities) for the four quarters then ended to exceed a specified amount. The fixed charge coverage ratio requires that Triton not permit the ratio of Triton's adjusted EBITDA plus lease expense to interest expense plus lease expense plus debt repayments for the four quarters then ended to be less than a specified amount. Triton has pledged all of its assets, other than those otherwise pledged under the equipment-financing loan, as security for the senior secured and subordinated secured debt. Triton was in compliance with these financial covenants at September 30, 2001 and December 31, 2001. All of Triton's outstanding bank debt and certain permitted refinancings of such debt are to be repaid out of the proceeds of the proposed $225 million financing if the acquisition of Triton described in this proxy statement is consummated.

Accrual for Reclamation and Mine Closing

         Triton had accrued liabilities of $17,626, $16,089 and $13,987 as of December 31, 2001, June 30, 2001 and June 30, 2000, respectively, for reclamation and mine closure costs. These obligations are accrued on a units-of-production basis and funded at the time the expense is incurred. The accruals of these items are based on estimates of future mine closure costs, mine plans, existing legislation and other developments. Future changes in legislation could require changes to the reclamation plan and significantly increase the estimated costs.

         Triton's current estimate of total obligations for reclamation and mine closure is approximately $53,100. Triton is required to maintain reclamation bonds with the State of Wyoming on a year-to-year basis. At December 31, 2001, Triton maintained reclamation bonding aggregating $76,348.

Market Risk

         Triton is exposed to certain market risks as part of its ongoing business operations. Primary exposure includes changes in interest rates, changes in the price of coal and changes in the prices of some of the products used in its mining operations, primarily diesel fuel.

         Triton is exposed to interest rate risk in connection with the term loans and borrowings under its existing revolving credit facility, which bear interest at floating rates based on London Inter-Bank Offered Rate (LIBOR) or the prime rate plus, in each case, an applicable borrowing margin. Triton has entered into an interest rate cap transaction to fix the interest rate on $103 million of the term debt for a five-year period ending December 31, 2003. The cap rate under the agreement is 6.72%. Although changes in interest rates generally will not affect the fair market value of Triton's debt instruments, such changes will impact future earnings and cash flows, assuming other factors are held constant. As of December 31, 2001, Triton had approximately $190 million of variable rate debt represented by borrowings under its existing credit facility, at interest rates ranging from 4.94% to 13.13% at December 31, 2001. Based on Triton's current balance outstanding under its existing credit facility, a change of one percentage point in the applicable interest rate would cause an increase or decrease in interest expense of approximately $1.9 million on an annual basis.

         As all of Triton's sales have historically been denominated in U. S. dollars, it has not been subject to foreign currency exchange risk. In addition, Triton has no current plans to enter foreign markets where foreign currency risk could arise.

         Triton manages changes in the price of coal primarily through the use of long-term coal supply agreements. Triton sold approximately 92.3% and 79.7% of its sales volume under long-term coal supply agreements during fiscal year 2001 and the six months ended December 31, 2001, respectively. Triton has significant volumes of coal under long-term contracts that expire over the next several years. Although Triton's strategy is to renew these commitments on a long-term basis or obtain new long-term commitments in their place, there is no assurance that it will be successful in doing so. If Triton is unable to replace existing long-term contracts, its revenues and profits may become increasingly exposed to fluctuations in the price of coal. See "Risk Factors--Risks Related to Triton and the Combined Business of Atlas and Triton."

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

         Some of the products used in Triton's mining activities, such as diesel fuel, are subject to price volatility. Triton does occasionally purchase these products under one-year contracts or multiple short-term supply agreements to cover a substantial portion of its estimated annual usage in an attempt to mitigate its exposure to this price volatility. See "Risk Factors--Risks Related to Triton and the Combined Business of Atlas and Triton."

Recent Accounting Pronouncements

         In August 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." This Statement supersedes SFAS No. 121 and the accounting and reporting provisions of APB Opinion No. 30, and also amends ARB No. 51. This Statement requires one accounting model be used for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired, and will broaden the presentation of discontinued operations to include more disposal transactions. This Statement is required to be adopted by Triton on July 1, 2002.

         In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." With the adoption of this Statement, retirement obligations will be recognized when they are incurred and displayed as liabilities and the initial measurement will be at fair value. In addition, the asset retirement cost will be capitalized as part of the asset's carrying value and subsequently allocated to expense over the asset's useful life. This Statement is required to be adopted by Triton on July 1, 2002.

         In addition, in June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." With the adoption of SFAS No. 141 and 142, business combinations initiated after June 30, 2001, are required to be accounted for using the purchase method, and goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. SFAS No. 141 was effective on issue and SFAS No. 142 is required to be adopted by Triton on July 1, 2002. As of December 31, 2001, Triton has no recorded goodwill.

         Triton is in the process of evaluating the effect these new standards will have on its financial reporting and disclosures and is developing procedures to effect their implementation.


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                                     EXPERTS

         Our consolidated financial statements as of December 31, 2001 and 2000, and the related statements of income, partners' capital (deficit) and cash flows for the year ended December 31, 2001 and the period from the commencement of operations on January 28, 2000 through December 31, 2000, included in this proxy statement, have been audited by Grant Thornton LLP, independent public accountants, as indicated in their reports with respect thereto, and are included in this proxy statement in reliance upon the authority of said firm as experts in giving said reports.

         The financial statements of Triton as of December 31, 2001, June 30, 2001 and June 30, 2000 and for the six months ended December 31, 2001, for each of the two years in the period ended June 30, 2001, and for the period from December 11, 1998 (inception) to June 30, 1999, included in this proxy statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

         Information related to the estimated proven and probable reserves attributable to certain coal leases of Triton as of December 31, 2001 and the related reasonableness review are included in this proxy statement in reliance upon the Reasonableness Review of Triton Coal Company, LLC, dated April 4, 2002, prepared by Weir International Mining Consultants.

                       WHERE YOU CAN FIND MORE INFORMATION

         We file reports, proxy statements and other information with the SEC. You may read and copy any of this information at the SEC's is public reference room at 450 Fifth Street N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference room. In addition, the SEC also maintains an Internet web site that contains reports, proxy statements and other information regarding issuers, including us, who file electronically with the SEC. The address of that site is http://www.sec.gov.

         Triton is not a reporting company, and therefore information about it is not publicly available.

         The SEC allows us to "incorporate by reference" information into this document. This means that we can disclose important information by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this document, except for any information that is superseded by information that is included directly in this document.

         This document incorporates by reference the documents listed below that we have previously filed with the SEC. These documents contain important information about us and our financial condition.

             o Annual Report on Form 10-K for year ended December 31, 2001.

             o Current Report on Form 8-K filed January 22, 2002.

         We have included a copy of the above-referenced reports, excluding exhibits, in the mailing with this proxy statement.

         We have supplied all information contained or incorporated by reference in this proxy statement relating to ourselves, our general partner and our affiliates; Triton has supplied all information contained in this proxy statement relating to itself and its affiliates.

         Neither we nor Triton has authorized anyone to give any information or make any representation about the Triton acquisition, us or Triton that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

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                           FORWARD-LOOKING STATEMENTS

         This proxy statement includes forward-looking statements. With respect to ourselves and Triton, all statements regarding the expected financial position and operating results, expected revenue, liquidity, potential liquidity events, effects on cash expenditures, cash flow and outstanding bank indebtedness, our business strategy, our financing plans, our future capital requirements, markets for our units, forecasted demographic and economic trends relating to our industry, the consummation of the proposed acquisition, government approvals, future business prospects, combined business opportunities and synergies, anticipated cost savings and other benefits from the acquisition and to recover acquisition-related costs, and similar matters are forward-looking statements. In some cases, you can identify these statements by our use of forward-looking words such as "may," "will," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential," "project" or "intend." All forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements. The forward-looking information is based on various factors and was derived using numerous assumptions. You should be aware that these statements only reflect our predictions and are not a guarantee of future performance. Actual events or results may materially differ. Such forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements are described in this proxy statement under the caption "Risk Factors," as well as elsewhere in this document and in the documents filed by us under the Securities Exchange Act of 1934, including under the caption "Business--Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2001. These factors include:

              o The effects of vigorous competition in the markets in which Triton or we operate;

              o The ability to enter into agreements to, and the cost of, entering new markets necessary to provide greater services;

              o Legislative or regulatory changes or requirements affecting the business in which we and Triton are engaged;

              o Changes in technology which may increase the number of competitors or require significant capital expenditures to provide competitive services;

              o General economic or business conditions that may be less favorable than expected, resulting in, among other things, lower than expected revenues;

              o   Fluctuations in weather and fuel, gas or coal prices;

              o   Adverse changes that may occur in the securities markets;

              o   Our ability to identify and negotiate future acquisitions; and

              o Our failure or inability to maintain all necessary property rights for all future and current coal holdings, leases and reserves, all future and current pipelines, meters and compressors.

         You should not construe these cautionary statements as an exhaustive list or as any admission by us regarding the adequacy of our disclosure. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. We do not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent specifically required by SEC rules.

Triton Coal Company, LLC

Financial Statements

                       Report of Independent Accountants

To the Member of Triton Coal Company, LLC:

In our opinion, the accompanying balance sheets and the related statements of operations, of member's equity and of cash flows present fairly, in all material respects, the financial position of Triton Coal Company, LLC (the "Company") at December 31, 2001, and June 30, 2001 and 2000, and the results of its operations and its cash flows for the six month period ended December 31, 2001, for each of the two years in the period ended June 30, 2001, and for the period from December 11, 1998 (inception) to June 30, 1999 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

"PRICEWATERHOUSECOOPERS LLP"

March 31, 2002
Phoenix, Arizona

Triton Coal Company, LLC
Balance Sheet
December 31, 2001, June 30, 2001 and 2000
(in thousands)
--------------------------------------------------------------------------------

                                                                             December 31,           June 30,
                                                                                2001           2001           2000
                                                                             ------------    --------       --------
Assets
Current assets:
        Cash and cash equivalents                                              $  9,542       $  4,569       $  5,690
        Trade receivables                                                        18,129         10,176          8,171
        Inventories                                                               6,700          6,627          5,053
        Deferred stripping                                                       10,343          9,173         10,031
        Prepaids and other assets                                                 8,886          3,937          1,833
                                                                               --------       --------       --------
                Total current assets                                             53,600         34,482         30,778

Property, plant and equipment, net                                              268,271        280,090        288,129
Other assets                                                                      7,098          8,981         13,656
                                                                               --------       --------       --------
                Total assets                                                   $328,969       $323,553       $332,563
                                                                               ========       ========       ========
Liabilities, Redeemable Preferred Units and Member's Equity
Current liabilities:
        Current maturities of long-term debt                                   $ 67,026       $ 72,921       $     --
        Accounts payable                                                         14,046         13,028         17,565
        Accrued expenses                                                         25,960         21,941         15,234
        Deferred revenue                                                         10,543         12,715             --
        Other current liabilities                                                 2,859          2,936          1,054
                                                                               --------       --------       --------
                Total current liabilities                                       120,434        123,541         33,853

Long-term debt                                                                  128,818        135,836        205,500
Accrued reclamation and mine closure costs                                       17,626         16,089         13,987
Accrued production taxes                                                          5,324          4,159          2,743
Other liabilities                                                                14,600         12,520          4,984
                                                                               --------       --------       --------
                Total liabilities                                               286,802        292,145        261,067

Commitments and contingencies (Note 11)

Redeemable preferred units                                                       21,035         18,135             --
Member's equity                                                                  21,132         13,273         71,496
                                                                               --------       --------       --------
Total liabilities, preferred units and member's equity                         $328,969       $323,553       $332,563
                                                                               ========       ========       ========

   The accompanying notes are an integral part of these financial statements.

Triton Coal Company, LLC
Statement of Operations
For the six months ended December 31, 2001, the years ended June 30, 2001 and 2000, and the period from December 11, 1998 (inception) to June 30, 1999 (in thousands)
--------------------------------------------------------------------------------

                                                                             Unaudited                                     Period
                                                              Six months     Six months                                     from
                                                                ended          ended               Year ended           inception to
                                                              December 3l,   December 3l,            June 30,              June 30,
                                                                 2001            2000          2001           2000           1999
                                                              -----------    ------------   ---------      ---------    ------------
Revenues
Coal sales                                                    $ 123,668      $  79,891      $ 168,990      $ 107,661      $  43,084
                                                              ---------      ---------      ---------      ---------      ---------
Costs and Expenses
Cost of coal sales                                              121,386         86,948        189,155        127,525         50,403
Selling, general and
        administrative expenses                                   8,208          3,842         13,582          8,680          3,180
Impairment of mining equipment                                       --             --             --          2,385             --
                                                              ---------      ---------      ---------      ---------      ---------
                Total costs and expenses                        129,594         90,790        202,737        138,590         53,583
                                                              ---------      ---------      ---------      ---------      ---------
Loss from operations                                             (5,926)       (10,899)       (33,747)       (30,929)       (10,499)

Interest expense                                                (10,793)       (12,437)       (26,948)       (18,238)        (9,847)
Amortization of deferred
        financing costs                                            (663)          (613)        (1,218)        (1,170)          (475)
Interest income                                                      63            111            256            511            614
Other income (loss)                                              (3,902)        (1,615)        (1,496)         4,000             --
                                                              ---------      ---------      ---------      ---------      ---------
                Loss before cumulative effect
                  of change in accounting                       (21,221)       (25,453)       (63,153)       (45,826)       (20,207)

Cumulative effect of
  change in accounting (Note 5)                                      --          1,267          1,267             --             --
                                                              ---------      ---------      ---------      ---------      ---------
                Net loss                                        (21,221)       (24,186)       (61,886)       (45,826)       (20,207)

Rate of return on redeemable
  preferred units                                                (1,700)            --         (1,385)            --             --
                                                              ---------      ---------      ---------      ---------      ---------
Net loss to common unitholder                                 $ (22,921)     $ (24,186)     $ (63,271)     $ (45,826)     $ (20,207)
                                                              =========      =========      =========      =========      =========

   The accompanying notes are an integral part of these financial statements.

Triton Coal Company, LLC
Statement of Member's Equity
For the six months ended December 31, 2001, the years ended June 30, 2001 and 2000, and the period from December 11, 1998 (inception) to June 30, 1999 (in thousands)
--------------------------------------------------------------------------------

                                                                                                     Accumulated
                                                                                                        Other
                                                                 Contributed        Accumulated     Comprehensive         Member's
                                                                   Capital            Deficit           Loss               Equity
                                                                 -----------        -----------     -------------         --------
Cash contributions at formation                                    $114,853                                               $ 114,853
Net loss                                                                             $ (20,207)                             (20,207)
                                                                   --------          ---------         ---------          ---------
Balance, June 30, 1999                                              114,853            (20,207)                              94,646

Cash contributions                                                   22,676                                                  22,676
Net loss                                                                               (45,826)                             (45,826)
                                                                   --------          ---------         ---------          ---------
Balance, June 30, 2000                                              137,529            (66,033)                              71,496

Conversion of member debt                                             3,211                                                   3,211
Contributed capital                                                   1,837                                                   1,837
Accretion of redeemable preferred
  rate of return                                                     (1,385)                                                 (1,385)
Net loss                                                                               (61,886)                             (61,886)
                                                                   --------          ---------         ---------          ---------
Balance, June 30, 2001                                              141,192           (127,919)                              13,273

Cash contributions                                                   30,636                                                  30,636
Contributed capital                                                   1,067                                                   1,067
Accretion of redeemable preferred
        rate of return                                               (1,700)                                                 (1,700)

Comprehensive loss:
Net loss                                                                               (21,221)                             (21,221)
        Other comprehensive loss:
          Minimum pension liability
          adjustment                                                                                   $    (923)              (923)
                                                                                                                          ---------
Comprehensive loss                                                                                                          (22,144)
                                                                   --------          ---------         ---------          ---------
Balance, December 31, 2001                                         $171,195          $(149,140)        $    (923)         $  21,132
                                                                   ========          =========         =========          =========

   The accompanying notes are an integral part of these financial statements.

Triton Coal Company, LLC
Statement of Cash Flows
For the six months ended December 31, 2001 and 2000, the years ended
  June 30, 2001 and 2000, and the period from December 11, 1998 (inception)
  to June 30, 1999
(in thousands)
--------------------------------------------------------------------------------

                                                                       Unaudited                                   Period
                                                         Six months    Six months                                   from
                                                            ended        ended            Year ended            inception to
                                                        December 31,  December 3l,         June 30,               June 30,
                                                             2001         2000        2001          2000            1999
                                                        ------------  ------------  ---------     ---------       ---------
Cash (used in) provided by operating activities
Net loss                                                  $ (21,221)  $  (24,186)   $ (61,886)    $ (45,826)      $ (20,207)
Adjustments to reconcile net loss to cash
  used in operating activities:
    Depreciation, depletion and amortization                 12,376        9,882       22,233        15,518           6,916
    Deferred financing and other amortization                 1,767        2,478        6,722         2,721           1,291
    Impairment of property, plant and equipment                  --           --           --         2,385              --
    Amortization of warrants                                  1,067          236        1,837            --              --
    Other                                                       699          234         (269)           --             (19)
    Changes in operating assets and liabilities:
       Trade receivables                                     (7,953)      (2,375)      (2,005)       (2,335)         (1,849)
       Restricted cash                                           --           --           --            --           3,773
       Inventories                                           (1,242)         243       (1,574)       (1,491)           (693)
       Prepaids and other assets                             (5,236)      (1,323)      (2,104)         (379)            857
       Accounts payable                                       1,018        3,602        1,474        (5,013)          3,648
       Accrued expenses                                       8,684        1,298        8,123         6,291           2,054
       Deferred revenue                                      (2,172)          --       12,715            --              --
       Accrued reclamation and mine closure costs             1,537          799        2,102         1,657             562
       Other                                                   (367)        (179)         902           675             466
                                                          ---------   ----------    ---------     ---------       ---------
         Cash used in operating activities                  (11,043)      (9,291)     (11,730)      (25,797)         (3,201)

Cash (used in) provided by investing activities
Additions to property, plant and equipment                     (709)      (1,980)      (9,765)      (18,081)        (18,151)
Payments for acquisitions (mines and related assets)             --           --           --            --        (280,537)
Sale of property, plant and equipment                            --        7,300        7,395        23,731              --
Proceeds (payments) for restricted cash                          --           --           --        14,227         (18,000)
                                                          ---------   ----------    ---------     ---------       ---------
         Cash (used in) provided by investing activities       (709)       5,320       (2,370)       19,877        (316,688)

Cash Provided By Financing Activities
Proceeds of debt                                                 --           --           --         2,500         216,000
Payments of debt                                            (13,058)          --         (527)      (13,000)             --
Payments of capital lease and lease bonus payable            (2,053)      (1,444)      (3,034)         (829)             --
Payments of financing costs                                      --         (210)        (210)       (3,121)         (7,580)
Receipts from issuance of redeemable preferred units          1,200           --       16,750            --              --
Member's cash contributions                                  30,636           --           --        22,676         114,853
                                                          ---------   ----------    ---------     ---------       ---------
         Cash provided by financing activities               16,725       (1,654)      12,979         8,226         323,273
                                                          ---------   ----------    ---------     ---------       ---------
Increase (decrease) in cash and cash equivalents              4,973       (5,625)      (1,121)        2,306           3,384
Cash and cash equivalents, beginning of period                4,569        5,690        5,690         3,384              --
                                                          ---------   ----------    ---------     ---------       ---------
Cash and cash equivalents, end of period                  $   9,542   $       65    $   4,569     $   5,690       $   3,384
                                                          =========   ==========    =========     =========       =========
Supplemental cash flow information
Interest paid                                             $  10,381   $   12,166    $  23,636     $  16,524       $   8,630
                                                          =========   ==========    =========     =========       =========
Supplemental schedule of non-cash investing
  and financing activities
Property, plant and equipment acquired
  through capital leases                                  $      --   $       82    $   3,852     $   4,332       $      --
Property, plant and equipment acquired
  through financings                                      $      --   $    8,556    $   8,556     $   7,849       $      --
Conversion of member debt to equity                       $      --   $       --    $   3,211     $      --       $      --

Conversion of accounts payable to note payable            $      --   $       --    $   6,012     $      --       $      --

Accretion of redeemable preferred rate of return          $   1,700   $       --    $   1,385     $      --       $      --

   The accompanying notes are an integral part of these financial statements.

Triton Coal Company, LLC
Notes to Financial Statements
(in thousands except where otherwise noted)
--------------------------------------------------------------------------------

1. Formation of the Company and Liquidity

Vulcan Coal Company, LLC ("the Company") was formed by Vulcan Intermediary, LLC (the "Common Member") for the purpose of acquiring certain Powder River Basin coal operations in Wyoming from Zeigler Coal Holdings ("Zeigler"). The Company acquired the Buckskin and North Rochelle coal operations for $275,000 in cash, plus assumed liabilities and acquisition costs, for a total purchase consideration of $307,194 (the "Acquisition") in December 1998. The Acquisition was funded through cash contributions by the Common Member and proceeds from long-term debt, and has been accounted for using the purchase method of accounting. The Company's name was changed to Triton Coal Company, LLC upon the acquisition of the coal operations, which included the two coal mines and a corporate office in Gillette, Wyoming. Since the acquisition of these operations, the Company has mined and marketed coal primarily to utility companies in the United States. The Company has changed its fiscal year end to December 31, effective December 31, 2001. Previously, the Company's fiscal year ended on June 30. The fiscal year that ended on December 31, 2001 is a short year consisting of the six months from July 1, through December 31, 2001.

The Company incurred a net loss of $21,221 for the six months ended December 31, 2001 and has incurred losses from operations since its inception in December 1998. As of December 31, 2001, the Company had a working capital deficit of $66,834, which included approximately $53,917 due March 31, 2002, on its subordinated secured term loan. On March 29, 2002, the Company received a $54,000 capital contribution and immediately paid the subordinated secured term loan in full (Note 5). The Company's ability to generate sufficient cash flows to meet its operating costs, debt service and capital expenditure programs is highly dependent on the price levels at which it can market the North Rochelle and Buckskin coal. The Company has over 38 million tons committed under contract for delivery in calendar year 2002 at average prices significantly better than the prices the Company achieved during either the six months ended December 31, 2001 or the fiscal year ended June 30, 2001. These higher price levels should permit the Company to generate sufficient cash flows to meet its operating costs, debt service and its capital expenditure programs for the next twelve months and beyond. The Company has an additional source of liquidity in that it is the beneficiary under a $30,000 Financial Guaranty Bond issued by St. Paul Fire & Marine Insurance Company ("St. Paul"). Pursuant to the terms of the bond, St. Paul's obligations are absolute and not subject to any condition, qualification or contingency. Under the Company's financing arrangements, it can request a draw against the bond at any time that the funds available to the Company in its bank accounts or under its revolving lines of credit are insufficient to meet its operating costs, capital expenditures or debt service. St. Paul must look solely to the Common Member for reimbursement of any draw and has no recourse against the Company.

The accompanying unaudited financial statements as of December 31, 2000 and for the six months then ended have been prepared in accordance with generally accepted accounting principles for interim financial information and on the same basis of presentation as the audited financial statements. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for financial statements. In the opinion of management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for the interim period.

Triton Coal Company, LLC
Notes to Financial Statements
(in thousands except where otherwise noted)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies

Accounting Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
Cash and cash equivalents are stated at cost. Cash equivalents consist of highly liquid investments with an original maturity of three months or less when purchased.

Inventories
Inventories, primarily comprised of materials and supplies, are valued at the lower of average cost or market.

Deferred Stripping
The Company defers costs incurred in the removal of overburden in advance of coal production. The deferred stripping balance is charged to cost of coal sales on a per ton basis as the underlying coal is produced, which is expected to occur within the next six months.

Property, Plant and Equipment
Coal mineral lease rights obtained through acquisitions or pursuant to competitive lease sales are capitalized and amortized using the units-of-production method over the estimated proven and probable reserves. Additions to plant and equipment are recorded at cost. Maintenance and repair costs are expensed as incurred. Expenditures that extend the useful lives of existing plant and equipment are capitalized. Plant and equipment are depreciated principally on the straight-line method over the estimated useful lives of the assets as follows:

               Buildings               10 to 25 years
               Plant and equipment     3 to 25 years

Upon disposal of depreciated assets, the cost and accumulated depreciation or depletion are included in the determination of income (loss).

Financing Costs
The Company has deferred costs associated with obtaining debt financing to fund the Acquisition. These costs are being amortized using the effective interest method over the term of the debt facility.

In addition, the Company has entered into an interest rate cap agreement with the financial institution providing the debt facility. The Company was required to pay a facilitation fee and had been amortizing it to operations over the life of the agreement prior to adoption of the Statement of Financial Accounting Standards No. 133 effective July 1, 2000 (see Note 5).

Sales Contracts
As part of the Acquisition, the Company acquired coal sales contracts that had selling prices in excess of the spot prices for coal as of the acquisition date and recorded such contracts in Other assets at a fair value of $6,943. The value is being amortized to operations as the remaining tons under these contracts are sold. These amounts are fully amortized at December 31, 2001.

Triton Coal Company, LLC
Notes to Financial Statements
(in thousands except where otherwise noted)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (Continued)

Impairment of Long-Lived Assets
Long-lived assets are reviewed for impairment when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the sum of the estimated future net cash flows on an undiscounted basis is less than the carrying amount of the related asset, an asset impairment exists. An impairment loss is measured and recorded based on the fair value of the asset determined from the present value of estimated future net cash flows. Estimated future net cash flows from each mine are calculated using estimates of production, future sales prices (considering historical and current prices, price trends and related factors), production costs, capital and reclamation costs. The Company's estimates of future cash flows are subject to risks and uncertainties. Therefore, it is possible that changes could occur which may affect the recoverability of the Company's investments in mineral properties and other assets.

Fair Value of Financial Instruments
The carrying amounts of the Company's financial instruments, which include cash and cash equivalents, and other current financial assets and liabilities, capital lease obligations and long term debt, approximate their fair values due to either their short maturities or that they are based on borrowing rates currently available to the Company for loans with similar terms.

Effective July 1, 2000, derivative financial instruments are recorded as either assets or liabilities at their fair market values. Changes in the fair market value are reflected each period in either other comprehensive income within member's equity or in the statement of operations. Accounting for changes in fair value of derivatives is dependent on whether the derivative transaction qualifies as an accounting hedge, on the effectiveness of the hedge, and on the classification of the hedge transaction, as either a hedge of cash flow or fair value. See Note 5 for details of the Company's financial instrument derivative.

Reclamation and Mine Closure Costs
The Company charges current reclamation costs to expense as incurred. Final reclamation costs, including dismantling and restoration, are estimated based upon current federal and state regulatory requirements and are accrued during operations under the units-of-production method based on proven and probable reserves. The effects of changes in estimated costs and production are recognized on a prospective basis.

Based on current environmental regulations and known reclamation requirements, the Company has included its best estimates of these obligations in its reclamation accruals. The Company updates these estimates regularly; however, the Company's estimates of its ultimate reclamation liabilities could change significantly as a result of changes in regulations or cost estimates.

Revenue Recognition
The Company recognizes revenue from coal sales at the time title and risks of ownership pass to the customer pursuant to sales contracts and spot sale arrangements. The Company, from time to time, receives payments from contract customers in advance of contracted coal deliveries. The Company records these prepayments as deferred revenue, which is recognized in revenues after shipment and at the time title and risks of ownership pass to the customer.

Triton Coal Company, LLC
Notes to Financial Statements
(in thousands except where otherwise noted)
--------------------------------------------------------------------------------
2. Summary of Significant Accounting Policies (Continued)

Income Taxes
The financial statements do not include a provision for income taxes as the Company is treated as a partnership for income tax purposes and does not incur federal or state income taxes. Accordingly, its earnings and losses are included in the Common Member's separate income tax return.

Reclassifications
Certain prior year amounts have been reclassified to conform to current year presentation. These reclassifications had no effect on total assets, total liabilities, member's equity or net loss as previously reported.

3. Property, Plant and Equipment

Property, plant and equipment consist of the following at:

                                            December 31,       June 30,
                                                2001       2001        2000
                                            ----------   ---------  ---------
Coal land and mineral rights                $  222,795   $ 222,044  $ 207,398

Buildings                                       12,791      12,791     12,566
Plant and equipment                             87,469      86,994     84,149
Assets under construction                        1,079       1,824      5,800
                                            ----------   ---------  ---------
        Property, plant and equipment,
          at cost                              324,134     323,653    309,913

Accumulated depreciation, depletion
  and amortization                             (55,863)    (43,563)   (21,784)
                                            ----------   ---------  ---------
        Property, plant and equipment, net  $  268,271   $ 280,090  $ 288,129
                                            ==========   =========  =========

Depreciation, depletion and amortization expense was $12,376, $11,633, $22,233, $15,518, and $6,916 for the six months ended December 31, 2001 and 2000, fiscal years 2001 and 2000, and the period ended June 30, 1999, respectively.

The Company held mining equipment included in property, plant and equipment with an original cost of $6,845 under capital leases at December 31, 2001 and June 30, 2001 and $4,227, at June 30, 2000. The accumulated amortization of these capital leases was $2,057 at December 31, 2001, $1,583 at June 30, 2001 and $875 at June 30, 2000.

During the year ended June 30, 2000, the Company impaired $2,385 in property, plant and equipment to adjust certain mining equipment to its fair value, which was based on its fair market value in the sale and leaseback of this equipment.

Triton Coal Company, LLC
Notes to Financial Statements
(in thousands except where otherwise noted)
--------------------------------------------------------------------------------

4. Accrued Expenses

Accrued expenses consist of the following at:

                                     December 31,       June 30,
                                        2001         2001      2000
                                     ------------  -------   -------
Accrued taxes other than income tax    $15,940     $12,876   $ 8,548
Accrued payroll and related benefits     2,829       2,759     2,973
Accrued interest expense                 2,229       2,972     2,456
Accrued royalties                        2,913       2,207     1,257
Other accrued expenses                   2,049       1,127        --
                                       -------     -------   -------
                                       $25,960     $21,941   $15,234
                                       =======     =======   =======

5. Debt and Financing Arrangements

Debt and financing arrangements consist of the following at:

                                     December 31,       June 30,
                                        2001         2001      2000
                                     ------------  -------   -------
Term loan                             $178,417    $190,773  $190,000
Revolving credit facility               12,500      12,500    12,500
Note payable                             4,927       5,484        --
Note payable, related party                 --          --     3,000
                                      --------    --------  --------
                                       195,844     208,757   205,500
Less current portion                   (67,026)    (72,921)       --
                                      --------    --------  --------
Long-term debt                        $128,818    $135,836  $205,500
                                      ========    ========  ========

The term loan was obtained from UBS, AG ("UBS") under an agreement dated December 11, 1998 that was amended and restated in May 2000 and December 2000. Under the restated loan agreement, $130,000 is senior secured and $60,000 is senior subordinated secured debt. To the extent that the rate of accrued interest under the senior subordinated secured loan exceeds 14%, the payment of such interest is deferred and added to principal. As of December 31, 2001, $917 of interest had been deferred and added to principal. The senior subordinated secured term loan had a maturity date of March 31, 2002, and was repaid in full on March 29, 2002. Under the amended and restated agreement, principal installments on the senior secured term loan are paid in June and December of each year commencing on the last business day of December 2001 and concluding on the last business day of June 2007. In addition to the term loan, a revolving credit facility with a maximum available balance of $12,500 was provided to the Company under the agreement with UBS. The Company has fully drawn down this facility. The revolving credit facility, which was amended as discussed below, is available to the Company until June 30, 2005, at which time it must be repaid in full.

Triton Coal Company, LLC
Notes to Financial Statements
(in thousands except where otherwise noted)
--------------------------------------------------------------------------------

5. Debt and Financing Arrangements (Continued)

Under the agreement with UBS, the rate of interest on the term loan ranges from the Eurodollar rate plus a margin of 3% to 7.5%, not to exceed 16% per annum. For the revolving credit facility, the interest rate is either the base rate plus 2% or the Eurodollar rate plus 3% depending on whether the loan at the time is classified as a base rate or a Eurodollar loan. The base rate is equal to the higher of the Prime Rate, as set by UBS for commercial lending, and the Federal Funds Rate plus 0.5%. During the six months ended December 31, 2001 and 2000, fiscal years 2001 and 2000 and the period ended June 30, 1999, the Company's weighted average interest rate on its term loan and revolving facility was 8.9%, 11.6%, 11.6%, 10.6% and 8.6%, and 6.1%, 9.7%, 9.1%, 8.3 % and 8.2%,
respectively.

The term loan and the revolving credit facility are collateralized by the physical and intangible assets, as defined, of the Company, including, but not limited to, accounts receivable, inventories, property, plant and equipment and sales contracts, under a collateral agreement with UBS. The debt agreement with UBS also contains covenants restricting new borrowings, lease commitments, investments and payments to members with which the Company is obliged to comply. In addition, there are covenants that the Company must meet relating to certain production levels and financial ratios. The Company was in violation of the production and financial ratio covenants at June 30, 2000. In December 2000, the Company received a waiver from UBS waiving its prior covenant violations through September 30, 2000. In addition, the Company amended the UBS debt agreement resulting in a reduction of its required production and financial ratios for the quarters ending December 2000 and thereafter for a restructuring fee of $500. The amendments in May and December, 2000 also reduced the revolving credit facility from $25,000 to $12,500 and provided for a contingent fee in the amount of $5,000 which the Company will be required to pay on January 31, 2003 if the UBS debt is not paid in full on or before that date. As of December 31, 2001, management is uncertain whether payment of the fee will be required. Such amendments were subject to certain conditions precedent to effectiveness, including an equity capital contribution of $15,000, which was made in January 2001 in the form of redeemable preferred units. In July 2001, the bank waived the Company's violations of the financial covenants for the quarters ended March 31 and June 30, 2001. The Company paid the bank a fee of $2,000 in connection with these waivers. The Company was in compliance with covenants contained in its loan agreements at December 31, 2001.

In connection with the May 2000 amendments of the term loan agreement, the Common Member issued warrants into escrow for the purchase of an aggregate 15% of the member units of the Common Member with an estimated fair market value of $3,171. The warrants were to be released from escrow to UBS on November 30, 2001 unless either the senior subordinated secured loan was paid in full or the Company received additional equity funding in accordance with the term loan agreement. If the latter occurred, the date by which the senior subordinate secured loan must be repaid and the warrants become available to UBS is extended until March 31, 2002. During the six months ended December 31, 2001, the Company received the requisite additional equity funding and repaid $7,000 of the senior subordinated secured loan; therefore, the date by which the remaining $53,917 must be repaid was extended to March 31, 2002, and if not paid in full by that date, the warrants would be released from escrow, and warrants for an additional 5% interest would be issued. On March 29, 2002, the Common Member invested $54,000 in the Company as additional common equity. On that same day, the Company repaid in full the outstanding balance of the Company's subordinated senior secured loan, including accrued interest, in the amount of $55,075. Pursuant to the terms of the loan agreement, the warrants that the Common Member had put into escrow were returned to the Common Member and cancelled. The fair value of the warrants issued by the Common Member was being recognized over the term of the senior subordinated secured loan, as a contribution to member's equity by the Common Member and a charge to interest expense.

Triton Coal Company, LLC
Notes to Financial Statements
(in thousands except where otherwise noted)
--------------------------------------------------------------------------------

5. Debt and Financing Arrangements (Continued)

The note payable consists of an amount due for the purchase of mining equipment. The note requires 54 monthly installments in the amount of $143, bears interest at 10.5%, matures in July 2005, and is collateralized by the equipment.

The Company's debt maturities on December 31, 2001 are as follows (calendar year):

2002                                                             $  67,026
2003                                                                18,348
2004                                                                29,008
2005                                                                30,712
2006                                                                25,500
Thereafter                                                          25,250
                                                                 ---------
                                                                 $ 195,844
                                                                 =========

On December 14, 1998, the Company entered into an interest rate cap transaction with UBS to fix the interest rate on a principal amount of $103,000 of the term debt for a period of five years. The cap rate under the agreement is 6.72%. The premium paid to enter the agreement had been deferred in the balance sheet and was being amortized over the term of the debt.

The Company adopted the Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" (as amended by SFAS No. 137), and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" (collectively SFAS No. 133), effective July 1, 2000. These Statements require recognition of all derivatives as either assets or liabilities on the balance sheet and measurement of those instruments at fair value at each balance sheet date.

The Company's only derivative is the interest rate cap and the Company has not qualified this arrangement for hedge accounting treatment. Accordingly, the initial recognition of its fair value on adoption of SFAS No. 133 was reflected as a cumulative effect of a change in accounting, and subsequent changes in fair value have been recorded in Other income (loss) in the Statement of Operations. The adoption of these Statements and subsequent changes in fair value of the derivative has not had a material effect on the Company's results of operations or financial position.

Triton Coal Company, LLC
Notes to Financial Statements
(in thousands except where otherwise noted)
--------------------------------------------------------------------------------

6. Capital Lease Obligations

The Company leases equipment under capital leases with terms ranging from two to five years. The Company is committed to pay all taxes, insurance and maintenance applicable to the leased equipment. Future minimum lease payments at December 31, 2001 consisted of (calendar year):

2002                                                              $ 1,558
2003                                                                1,607
2004                                                                1,967
2005                                                                  616
                                                                  -------
                                                                    5,748
Amount representing interest                                         (913)
                                                                  -------
Present value of net minimum lease payments                         4,835
Less current obligation (included in Other current liabilities)    (1,148)
                                                                  -------
Long-term obligation (included in Other liabilities)                3,687
                                                                  =======

7. Member's Equity

The Company is authorized under its operating agreement to issue up to 1,000 common units and 500 preferred units (Note 8). At December 31, 2001, and June 30, 2001 and 2000, 120.69, 100.0, and 100.0 common units, respectively, have been issued to the Common Member.

8. Redeemable Preferred Units

The Company issued to the parent of the Common Member during the period ended December 31, 2001, 0.80 preferred units for consideration of $1,200 and issued during the year ended June 30, 2001, 11.167 units for consideration of $16,750. The preferred units are senior, with respect to all cash distributions, payments on liquidation and redemption, to the common units. Holders of preferred units have voting rights on all matters voted on by holders of the common units, all voting together as a single class and are entitled to one vote for each unit held. The preferred units accrue a cumulative preferred return at a rate of 17% compounded quarterly. For the six months ended December 31, 2001 and for the year ended June 30, 2001, the Company accrued $1,700 and $1,385 in preferred returns, respectively. The Company is required to redeem the preferred units at $1,500 per unit plus accrued return upon the occurrence or consummation of any liquidation or dissolution of the Company, sale of the Company or substantially all of its assets, or the date on which the term loan and revolving credit facility are paid in full; however, the redemption shall be no later than March 31, 2008.

Under generally accepted accounting principles in the United States of America, private companies may account for preferred equity issuances as part of equity. Public companies, however, are generally required to treat and disclose outstanding mandatorily redeemable preferred securities separately from other equity. As the Company expects its financial statements to be included in public filings in connection with the business combination described in Note 17, it has retroactively revised its accounting for its Issued redeemable preferred units to the public company basis. The effect of this change is to present the issued units as a separate caption distinct from Member's equity in the Balance Sheet, reflecting issued value and accretion of the rate of return. The accretion of the return is a charge against Member's equity.

Triton Coal Company, LLC
Notes to Financial Statements
(in thousands except where otherwise noted)
--------------------------------------------------------------------------------

9. Concentration of Credit Risk

The Company places its cash and cash equivalents in high-credit quality financial institutions. The Company believes no significant concentration of credit risk exists with respect to these balances.

The Company markets its coal principally to electric utilities in the United States. As of December 31, 2001, all of its trade accounts receivable were from electric utilities or either subsidiaries or affiliates thereof, located in the United States and Canada. Generally, credit is extended based on an evaluation of the customer's financial condition, and collateral is not generally required. Credit losses, which are provided for in the financial statements, have been minimal.

The Company is committed under short and long-term contracts to supply coal that meets certain quality requirements at specified prices. These prices are generally adjusted based on indices. Quantities sold under certain of these contracts may vary from year to year within certain limits at the option of the customer.

Revenues from customers representing 10% or more of total sales are as follows:

                            Unaudited
          Six months       Six months                                  Period
            ended             ended                                     ended
          December 3l,     December 30,        Year ended June 30,     June 30,
             2001              2001          2001              2000     1999
          ------------     ------------     ------            ------   --------
Company A     --               17%            12%               15%       16%
Company B     --               --             --                13%       20%
Company C     14%              16%            16%               --        --
Company D     --               --             --                13%       26%
Company E     13%              12%            14%               --        --
Company H     --               --             --                --        12%

Trade receivables from customers representing 10% or more of aggregate trade accounts receivable are as follows at:

                    December 31,        June 30,
                       2001           2001    2000
                    ------------     ------  ------

Company A               --             11%     16%
Company C               --             --      13%
Company E               13%            --      15%
Company F               --             --      15%
Company G               --             13%     --
Company I               14%            --      --
Company J               10%            --      --

Triton Coal Company, LLC
Notes to Financial Statements
(in thousands except where otherwise noted)
--------------------------------------------------------------------------------

10. Accrued Reclamation and Mine Closure Cost

The federal Surface Mining Control and Reclamation Act of 1977 and similar state statutes require that mine property be restored in accordance with specified standards and an approved reclamation plan. The Company accrues for the costs of final mine closure reclamation over the estimated useful mining life of the properties. These costs relate to reclaiming the pit and support acreage at its surface mines as well as the cost of dismantling surface improvements and reclaiming the land on which they stand. The reclamation process also involves reclaiming sedimentation ponds. The establishment of the mine closure reclamation liability is based upon permit requirements and requires various estimates and assumptions, principally associated with costs and productivities. The Company accrued as a charge to cost of coal sales $1,537, $1,203, $2,524, $1,657 and $555 in the six months ended December 31, 2001 and 2000, fiscal years 2001 and 2000, and the period ended June 30, 1999, respectively. At December
31, 2001, the Company's total accrual for reclamation and mine closure costs was $17,626. The Company's current estimate of the total obligation for reclamation and mine closure at December 31, 2001 is approximately $53,100.

The Company is required to maintain reclamation bonds with the State of Wyoming on a year-to-year basis. The bonding amount represents a calculated reclamation cost for the estimated maximum disturbed mining area at the end of each bond year plus a contingency to allow for contractor work (versus reclamation undertaken by the Company) and other unforeseen costs. At December 31, 2001, the Company maintained reclamation bonding with the State relating to its mining activity in the aggregate amount of $76,348.

Periodically, and as changing circumstances warrant, the Company reviews its reclamation and mine closure liability and makes necessary adjustments for permit changes as granted by state authorities, and revisions to costs and productivities to reflect current experience. These adjustments are recorded as a change in estimate and accounted for on a prospective basis in cost of coal sales. The Company's management believes it is making adequate provisions for all expected reclamation and other costs associated with mine closures.

11. Commitments and Contingencies

Commitments

The Company leases equipment used in production activities under non-cancelable long-term operating leases, expiring at various dates. Rental expense related to these operating leases amounted to $4,078, $2,728, $9,388, $4,853 and $470 for the six months ended December 31, 2001 and 2000, fiscal years ended June 30, 2001 and 2000, and the period ended June 30, 1999, respectively.

Minimum payments due in future years under these leases in effect at December 31, 2001 are as follows (calendar year):

2002                      $ 7,251
2003                        6,671
2004                        6,671
2005                        6,671
2006                        4,938
Thereafter                 19,322
                         --------
                         $ 51,524
                         ========

Triton Coal Company, LLC
Notes to Financial Statements
(in thousands except where otherwise noted)
--------------------------------------------------------------------------------

11. Commitments and Contingencies (Continued)

In July 1998, an employee of the Company was involved in an accident whereby another employee was fatally injured. During the year ended June 30, 2000, the spouse of the deceased employee filed a wrongful death action against the employee involved in the accident. The Company is immune from suit under Wyoming worker's compensation statutes; however, it has an internal policy to defend and indemnify employees who are sued as a result of accidents arising out of the workplace. The Company has agreed to defend the employee named under the claim. The Company intends to vigorously contest the case and at this time it is unable to estimate a range of potential loss.

In 2001, the Company and PacifiCorp entered into an agreement for the supply of
1.7 million tons of coal to one of PacifiCorp's electric power plants. The contract provided for an initial test burn of 500,000 tons of coal, and provided the Company an option to terminate the remaining deliveries if the test burn was unsuccessful as determined by PacifiCorp. The Company contends that PacifiCorp violated the test burn clause of the contract, entitling it to terminate the contract. As a result, the Company did not deliver the remaining 1.2 million tons and filed a declaratory judgment action in the United States District Court of the District of Wyoming seeking a ruling that PacifiCorp breached the coal contract. PacifiCorp counterclaimed, alleging breach by the Company and seeking approximately $5,500 in damages. On January 14, 2002, the trial court orally granted PacifiCorp's motion for summary judgment, finding that the Company breached the contract, ordered briefs from the parties on the question of damages, and indicated its intent to determine the amount of damages from the parties' submittals rather than by jury trial. Management sought reconsideration of the Court's ruling with respect to both liability and the amount of damages to be awarded on several grounds. In addition, the Court had previously denied the Company's request for additional discovery on the issue of damages, which ruling was also part of the Company's motion for reconsideration. The Company received the Court's ruling on its various motions on March 30, 2002. The Court granted the Company's motion for a jury trial on the question of damages as well as on the question of whether the contract under which PacifiCorp purchased coal to cover was a proper cover contract. The Court denied the Company's motion for reconsideration of its summary judgment. The Company intends to appeal that ruling. The Company's appeal of the Court's ruling on the motion for reconsideration and the Court's granting of the Company's motion for a jury trial on the question of damages will affect the amount, if any, of the damages that may be eventually awarded to PacifiCorp. In addition, upon entry of final judgment by the trial court, if that occurs, the Company's management intends to appeal the judgment. Although the Company feels that the merits of its case strongly support the position it has taken, the Company has recorded a reserve of $3,500 as its best estimate of this exposure.

During 2001, the Company and Louisiana Generating, LLC ("LaGen") entered into binding arbitration over a dispute between the parties regarding the Company's alleged obligation to supply coal under the contract between LaGen and the Company to another utility, and the proper application of sulfur emission adjustments to the contract price. Until the arbitration is completed, LaGen has agreed to pay the Company an interim price above the current contract price to supply coal to tile other utility. If the Company succeeds in the arbitration, it will continue to sell coal to the other utility at the interim price. If the Company does not succeed, it will have to refund the difference between the present interim price and the contract price. The Company intends to pursue the arbitration vigorously. As of December 3 1, 2001, the Company has deferred revenue in the amount of $4,502 related to the difference between the contract price and the interim price for coal shipped from April through December 2001.

Triton Coal Company, LLC
Notes to Financial Statements
(in thousands except where otherwise noted)
--------------------------------------------------------------------------------

11. Commitments and Contingencies (Continued)

In addition to the matters noted above, the Company is from time to time subject to legal proceedings and claims that arise in the normal course of its business. In the opinion of management, the amount of the ultimate liability with respect to these actions will not have a material adverse affect on the Company's financial position or results of operations.

12. Pension and Other Postretirement Benefits

The Company sponsors a defined benefit pension plan that covers all of its employees and those of Vulcan Services Corporation, an affiliate of the Common Member which provides certain services to the Company (Note 15), who have satisfied minimum age and service requirements for participation. The Company also has a nonqualified, unfunded supplemental postretirement health plan. These plans, established in fiscal year 2000, provide benefits for each covered employee based on a compensation factor and years of service. Benefits are computed on the highest consecutive five year average compensation during the ten-year period prior to retirement reduced by a percentage of compensation not exceeding the Social Security maximum amount times the years of service.

The Company's policy is to accrue actuarially determined retirement plan costs and to fund such costs that would be deductible for federal income tax purposes. Contributions are intended to provide for benefits earned to date and for projected future benefits.

Summaries of the changes in the benefit obligations, plan assets (primarily listed stocks and debt securities) and funded status of the plans are as follows:

                                                    Pension Benefits                       Other Postretirement Benefits
                                         ---------------------------------------     -----------------------------------------
                                         December 31,            June 30,            December 3l,               June 30,
                                             2001          2001            2000          2001              2001          2000
                                         ------------     ------          ------     ------------         ------        ------
Change in Benefit Obligations
Benefit obligations, beginning
  of period                                $ 2,732        $ 1,712        $   609      $ 2,634            $ 2,251       $ 1,458
Service cost                                   533            851            662          187                311           164
Interest cost                                  105            135             46           99                177           108
Benefits paid                                  (40)           (62)           (14)         (12)               (41)          (29)
Other-primarily actuarial (gain) loss          104             96            409          118                (64)          550
                                           -------        -------        -------      -------            -------       -------
Benefit obligations, end of period           3,434          2,732          1,712        3,026              2,634         2,251
                                           -------        -------        -------      -------            -------       -------
* On inception of the plans

Change in Plan Assets
Fair value of plan assets, beginning
  of period                                  1,505            254             --           --                 --            --
Actual return on plan assets                    27            (47)             5           --                 --            --
Employer contributions                       1,260          1,360            263           12                 41            29
Benefits paid                                  (40)           (62)           (14)         (12)               (41)          (29)
                                           -------        -------        -------      -------            -------       -------
Fair value of plan assets end of period      2,752          1,505            254           --                 --            --
                                           -------        -------        -------      -------            -------       -------
Amounts Recognized in the
  Balance Sheet Consist of:
Accumulated plan obligations
  less plan assets                            (681)        (1,227)        (1,458)      (3,026)            (2,634)       (2,251)
Unrecognized actuarial gain                    944            788            602          623                506           591
Accumulated other comprehensive
  income                                      (923)
                                           -------        -------        -------      -------            -------       -------
Net liability recognized                   $  (660)       $  (439)       $  (856)     $(2,403)           $(2,128)      $(1,660)
                                           =======        =======        =======      =======            =======       =======

Triton Coal Company, LLC
Notes to Financial Statements
(in thousands except where otherwise noted)
--------------------------------------------------------------------------------

12. Pension and Other Postretirement Benefits (Continued)

The weighted average assumptions in determining benefits under the plans are as follows at:

                                             Pension Benefits                 Other Postretirement Benefits
                                     ---------------------------------      --------------------------------
                                     December 31,         June 30,          December 31,         June 30,
                                        2001         2001         2000         2001         2001         2000
                                     ------------   ------       ------     ------------   ------       ------
Weighted average assumptions
Discount rate                           7.25%        7.50%        8.00%        7.25%        7.50%        8.00%
Rate of compensation increase           4.50%        4.50%        4.50%        N/A          N/A          N/A
Expected return on plan assets          8.50%        8.50%        8.50%        N/A          N/A          N/A

For measurement purposes, an 8.0 percent annual rate of increase in the per capita of covered health care benefits was assumed for 200 1. The rate was assumed to decrease gradually to 5.5% for 2007 and remain at that level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                          One-Percentage-   One-Percentage-
                                                          Point Increase    Point Decrease
                                                          ---------------   ---------------
Effect on total of service and interest cost components
  for the six months ended December 31, 2001                  $ 46             $ (39)

Effect on December 31, 2001 postretirement
  benefit obligation                                          $416             $(355)

The following table details the components of pension and other postretirement benefit costs, for the periods ended at:


                                                    Pension Benefits                       Other Postretirement Benefits
                                         ---------------------------------------     -----------------------------------------
                                         December 31,            June 30,            December 3l,               June 30,
                                             2001          2001            2000          2001              2001          2000
                                         ------------     ------          ------     ------------         ------        ------
Service cost                                $ 533           851            662           $ 186             311           164
Interest cost                                 105           135             46              99             177           108
Expected return on plan assets               (104)          (78)           (25)             --              --            --
Other-amortization and deferral                24            34             10               8              21            --
                                            -----         -----          -----           -----           -----         -----
Net periodic benefit costs                  $ 558         $ 942          $ 693           $ 293           $ 509         $ 272
                                            =====         =====          =====           =====           =====         =====

13. Other Plans

The Company sponsors a savings plan, which was established to assist eligible employees in providing for their future retirement needs. The savings plan matches a certain percentage of employee contributions. The Company's contribution to the savings plan was $261, $215, $500, $400 and $200 in the six months ended December 31, 2001 and 2000, fiscal years 2001 and 2000, and the period ended June 30, 1999, respectively.

Triton Coal Company, LLC
Notes to Financial Statements
(in thousands except where otherwise noted)
--------------------------------------------------------------------------------

14. Other Income (Loss)

During the year ended June 30, 2000, the sale of the assets of Cajun Electric under the United States Bankruptcy Court was completed. The Company had previously entered into a settlement agreement with Cajun Electric and the Bankruptcy Trustee for Cajun Electric. Under the terms of the settlement, the Company received $4,000 for settlement of all its claims arising out of the bankruptcy. The receipt of the settlement has been recorded as Other income in the Statement of Operations.

In addition, other income (loss) includes the loss arising on the decline in fair value of the interest rate cap derivative of $402 and $1,615 for the six month periods ended December 31, 2001 and 2000, and $1,496 for the year ended June 30, 2001. For the six months ended December 31, 2001, other income (loss) also includes a loss of $3,500 for a litigation reserve (see Note 11).

15. Related Party Transactions

In 2000, the Company entered into a service agreement with Vulcan Services Corporation (an affiliate of the Common Member) whereby Vulcan Services Corporation performed services such as accounting, marketing, purchasing and risk management for the Company. The Company paid approximately $5,085, $2,207, $9,600 and $2,300 in fees to Vulcan Services Corporation for the six months ended December 31, 2001 and 2000 and the fiscal years ended June 30, 2001 and 2000 for the costs of these services.

Vulcan Coal Holding, LLC, parent of the Common Member, has caused various surety companies to provide surety bonds in support of various Company activities including its leasing activities (approximately $ 10,000 in the aggregate) and performance guaranties under various sales agreements (approximately $22,000 in the aggregate). Costs of these arrangements have been paid by the Company.

The Company has provided certain financial services for an affiliate of the Common Member, which affiliate has agreed to reimburse the Company for the cost of such services. As of December 31, 2001, the Company has a receivable in the amount of $1,449 reflected in Prepaids and other assets with respect to such costs incurred.

16. Accounting Standards Developments

In August 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and the accounting and reporting provisions of APB Opinion No. 30, and also amends ARB No. 51. This Statement will require one accounting model be used for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired, and will broaden the presentation of discontinued operations to include more disposal transactions. This Statement is required to be adopted by the Company on July 1, 2002.

In June 2001, FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". With the adoption of this Statement, retirement obligations will be recognized when they are incurred and displayed as liabilities and the initial measurement will be at fair value. In addition, the asset retirement cost will be capitalized as part of the asset's carrying value and subsequently allocated to expense over the asset's useful life. This Statement is required to be adopted by the Company on July 1, 2002.

Triton Coal Company, LLC
Notes to Financial Statements
(in thousands except where otherwise noted)
--------------------------------------------------------------------------------

16. Accounting Standards Developments (Continued)

In addition, in June 2001, FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets". With the adoption of these Statements, business combinations initiated after June 30, 2001, will be required to be accounted for using the purchase method, and goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. SFAS No. 141 was effective on issue, and SFAS No. 142 is required to be adopted by the Company on July 1, 2002. As of December 31, 2001, the Company has no recorded goodwill.

The Company is in the process of evaluating the effect these new standards will have on its financial reporting and disclosures and is developing procedures to effect their implementation.

17. Proposed Merger Transaction

On January 18, 2002, the Common Member and its parent, New Vulcan Coal Holding, LLC (holder of the Company's redeemable preferred units), entered into an agreement with Atlas Pipeline Partners GP, LLC, Atlas Pipeline Partners LP, ("APL") and Resource America under which the member units in the Company will be contributed to APL in exchange for common, subordinated and deferred participating units of APL. The partnership units to be issued by APL will result in the members of the Company having the majority of the common units in APL. In addition, New Vulcan Coal Holding, LLC or one of its affiliates is to acquire the general partner of APL. Accordingly, the transaction will be accounted for as a reverse acquisition of APL by the Company.

APL is a publicly traded master limited partnership that owns pipelines and provides gas gathering and transportation services to gas producers and marketers in New York, Ohio and Pennsylvania.

The transaction is subject to completion of a debt refinancing transaction, regulatory approvals, and approval by a majority of the unitholders of APL. The Company anticipates completion during the second quarter of 2002.

                                                                      Appendix A


                             CONTRIBUTION AGREEMENT



                                  by and among



                          VULCAN INTERMEDIARY, L.L.C.,



                       NEW VULCAN COAL HOLDINGS, L.L.C.,



                        ATLAS PIPELINE PARTNERS GP, LLC,



                         ATLAS PIPELINE PARTNERS, L.P.



                                      and



                             RESOURCE AMERICA, INC.





                                January 18, 2002

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----
Article I CONTRIBUTION.......................................................A-2
   1.1    Contribution.......................................................A-2
   1.2    Consideration......................................................A-2

Article II CLOSING...........................................................A-2
   2.1    Closing............................................................A-2
   2.2    Deliveries at the Closing..........................................A-3

Article III REPRESENTATIONS AND WARRANTIES OF CONTRIBUTOR....................A-4
   3.1    Existence of the Contributors......................................A-4
   3.2    Existence of Triton................................................A-4
   3.3    Authority..........................................................A-5
   3.4    Capitalization.....................................................A-5
   3.5    No Conflicts.......................................................A-6
   3.6    Governmental Approvals and Filings.................................A-7
   3.7    Books and Records..................................................A-7
   3.8    Financial Statements...............................................A-7
   3.9    No Adverse Change..................................................A-8
   3.10   Default and Liabilities............................................A-8
   3.11   Taxes..............................................................A-8
   3.12   Legal Proceedings; Compliance With Laws and Orders................A-10
   3.13   Benefit Plans; ERISA..............................................A-11
   3.14   Assets Other than Real Property Interests.........................A-12
   3.15   Title to Real Property............................................A-13
   3.16   Contracts.........................................................A-14
   3.17   Intellectual Property.............................................A-16
   3.18   Labor Relations...................................................A-16
   3.19   Environmental Matters.............................................A-17
   3.20   Licenses, Permits, Approvals......................................A-19
   3.21   Insurance.........................................................A-19
   3.22   Brokers...........................................................A-19
   3.23   Utility Status....................................................A-19
   3.24   Information Supplied..............................................A-19
   3.25   Securities Laws...................................................A-20
   3.26   Qualifications as Lessee; Coal Acreage Limitations................A-21
   3.27   Permit Blocking...................................................A-21
   3.28   Exon-Florio.......................................................A-21
   3.29   Hedging...........................................................A-21

Article IV REPRESENTATIONS AND WARRANTIES OF THE GENERAL PARTNER
AND THE MLP.................................................................A-22
   4.1    Existence.........................................................A-22
   4.2    Authority.........................................................A-23

   4.3    Subsidiaries......................................................A-23
   4.4    Capitalization....................................................A-24
   4.5    No Conflicts......................................................A-25
   4.6    Governmental Approvals and Filings................................A-26
   4.7    Books and Records.................................................A-26
   4.8    SEC Filings.......................................................A-26
   4.9    No Adverse Change.................................................A-27
   4.10   Default and Liabilities...........................................A-27
   4.11   Taxes.............................................................A-27
   4.12   Legal Proceedings; Compliance With Laws and Orders................A-29
   4.13   Benefit Plans; ERISA..............................................A-29
   4.14   Assets Other than Real Property Interests.........................A-30
   4.15   Title to Real Property............................................A-30
   4.16   Contracts.........................................................A-32
   4.17   Intellectual Property.............................................A-34
   4.18   Environmental Matters.............................................A-35
   4.19   Licenses, Permits, Approvals......................................A-36
   4.20   Insurance.........................................................A-36
   4.21   Brokers...........................................................A-36
   4.22   Utility Status....................................................A-36
   4.23   Information Supplied..............................................A-36
   4.24   Securities Laws...................................................A-37
   4.25   Permit Blocking...................................................A-38
   4.26   Exon-Florio.......................................................A-38
   4.27   Hedging...........................................................A-38
   4.28   Other Regulations.................................................A-38
   4.29   Opinion of Financial Advisor; Recommendation of
          Conflicts Committee...............................................A-38

Article V REPRESENTATIONS AND WARRANTIES OF.................................A-39
   5.1    Existence.........................................................A-39
   5.2    Authority.........................................................A-39
   5.3    No Conflicts......................................................A-40
   5.4    Governmental Approvals and Filings................................A-40
   5.5    Permit Blocking...................................................A-40

Article VI ADDITIONAL AGREEMENTS, COVENANTS, RIGHTS AND OBLIGATIONS.........A-41
   6.1    Access to Information.............................................A-41
   6.2    Confidentiality...................................................A-41
   6.3    Restrictions on Conduct of the Atlas Entities Prior to Closing....A-41
   6.4    Restrictions on Conduct of Triton's Business Before Closing.......A-43
   6.5    Operations........................................................A-45
   6.6    Certain Filings...................................................A-45
   6.7    The MLP Unit Holders' Meeting.....................................A-46
   6.8    Opinion of Counsel to Atlas.......................................A-47
   6.9    Reasonable Business Efforts.......................................A-47
   6.10   Intercompany Accounts.............................................A-48
   6.11   Transfer Restrictions.............................................A-48

   6.12   No Solicitation...................................................A-49
   6.13   Permitted Actions.................................................A-50
   6.14   Public Announcement...............................................A-52
   6.15   Covenant to Vote..................................................A-52
   6.16   Guarantees and Bonds; Replacement of Guarantees...................A-53
   6.17   Use of Name.......................................................A-53
   6.18   Tax Matters.......................................................A-53
   6.19   Headquarters......................................................A-54
   6.20   Triton Reorganization.............................................A-54
   6.21   Quarterly Dividend Payments.......................................A-54
   6.22   Bank Financing....................................................A-55
   6.23   Public Offering...................................................A-55
   6.24   Cash Collateral Refund............................................A-55
   6.25   Other Registration Rights.........................................A-56
   6.26   Unit Escrow.......................................................A-56

Article VII CONDITIONS TO CLOSING...........................................A-56
   7.1    Conditions to Each Party's Obligations............................A-56
   7.2    Conditions to the Obligations of the Atlas Entities...............A-57
   7.3    Conditions to the Obligation of the Contributors..................A-58
   7.4    Requisite Efforts.................................................A-60

Article VIII INVESTIGATION; LIMITATIONS.....................................A-60
   8.1    Independent Investigation.........................................A-60
   8.2    Survival..........................................................A-60

Article IX TERMINATION......................................................A-60
   9.1    Events of Termination.............................................A-60
   9.2    Effect of Termination.............................................A-62

Article X MISCELLANEOUS.....................................................A-64
   10.1   Expenses..........................................................A-64
   10.2   Knowledge.........................................................A-64
   10.3   Construction of Certain Terms and Phrases.........................A-64
   10.4   Notices...........................................................A-64
   10.5   Governing Law.....................................................A-66
   10.6   Form of Payment...................................................A-66
   10.7   Entire Agreement; Amendments and Waivers..........................A-66
   10.8   Binding Effect and Assignment.....................................A-67
   10.9   Severability......................................................A-67
   10.10    Interpretation..................................................A-67
   10.11    Headings and Schedules..........................................A-67
   10.12    Multiple Counterparts...........................................A-67

                                    SCHEDULES

         Schedule 3.2  -  Triton Jurisdictions

         Schedule 3.4  -  Triton Capitalization

         Schedule 3.5  -  Triton Conflicts

         Schedule 3.6  -  Triton Governmental Consents

         Schedule 3.8  -  Triton Financial Statements

         Schedule 3.9  -  No Adverse Change in Triton

         Schedule 3.10 -  Triton

                       -  (a)     Triton Defaults

                       -  (b)     Triton Obligations

         Schedule 3.11 -  Triton Taxes

         Schedule 3.12 -  Legal Proceedings

         Schedule 3.13 -  ERISA
                       -  (a)     Triton Plans

                       -  (b)     Triton Salaried Employees (>$75,000)

                       -  (b)     Triton Benefit Plan

                       -  (c)     Triton Multi-Employer Plan Affiliates

                       -  (f)     Triton Contributions

                       -  (g)     Triton Pending Claims

                       -  (h)     Triton Documents Not Made Available

         Schedule 3.14 -  Liens on Triton Assets Other Than Real Property

         Schedule 3.15 -  Real Property
                       -  (a)(i)  Triton Owned Property

                       -  (a)(ii) Triton Leased Property

                       -  (a)     Real Property Liens

                       -  (b)     Leases

                       -  (c)     Contributor Equipment on Triton Owned Property

                       -  (d)     Triton Equipment on Contributor Real Property

         Schedule 3.16 -  Triton Contracts

         Schedule 3.17 -  Triton Intellectual Property Rights

         Schedule 3.18 -  Triton Labor Relations

         Schedule 3.19 -  Environmental Matters

                       -  (c)     Environmental Permits

         Schedule 3.21 -  Triton Insurance Policies

         Schedule 3.29 -  Triton Hedging Activities

         Schedule 4.1  -  MLP, OLP & General Partner Jurisdictions

         Schedule 4.3  -  Subsidiaries of the OLP

         Schedule 4.4  -  General Partner And MLP Capitalization

         Schedule 4.5  -  MLP or General Partner Conflicts

         Schedule 4.6  -  Atlas Entities Governmental  Consents

         Schedule 4.9  -  No Adverse Change of Atlas Entities

         Schedule 4.10 -  Atlas Entities

                       -  (a)     Atlas Entities' Defaults

                       -  (b)     Atlas Entities' Obligations

         Schedule 4.11 -  Taxes

                       -  (a)     Atlas Entities' Tax Return Matters

                       -  (b)     Tax Claims

                       -  (c)     Tax Liabilities

                       -  (d)     Tax Allocations

                       -  (h)     Affiliated Group Filings

         Schedule 4.12 -  Legal Proceedings

         Schedule 4.14 - Liens on Atlas Entities Assets Other Than Real Property Interests

         Schedule 4.15 -  Atlas Entities Real Property

                       -  (a)     Liens and Leases

                       -  (a)(i)  Atlas Owned Property

                       -  (a)(ii) Atlas Leased Property

                       -  (b)     Easements Not Conveyed

                       -  (c)(i)  Compressor Property Interests

                       -  (c)(ii) Meter Property Interests

                       -  (d)     Resource America Equipment on Atlas Real
Property

                       -  (e)     MLP, OLP or Subsidiary Equipment Resource
America Real Property

                       -  (f)     Atlas Property Acquire Post IPO

         Schedule 4.16 -  Atlas Entities Contracts

         Schedule 4.17 -  Atlas Entities Intellectual Property Rights

         Schedule 4.18 -  Environmental Matters

                       -  (b)     Environmental Permits

         Schedule 4.20 -  Atlas Entities Insurance Policies

         Schedule 4.27 -  Atlas Entities Hedging

         Schedule 5.3  -  Resource America Entities Conflicts

         Schedule 5.4  -  Resource America Entities Government Approvals

         Schedule 6.3  -  Atlas Entities Distributions

         Schedule 6.4  -  Tritons Actions Before Closing

                                    EXHIBITS

         Exhibit A  -  Form of Second Amended and Restated Agreement of Limited
                       Partnership of the MLP

         Exhibit B  -  Form of Registration Rights Agreement

         Exhibit C  -  Form of Amended and Restated Natural Gas Gathering
                       Agreement

         Exhibit D  -  Form of Second Amended and Restated Agreement of Limited
                       Partnership of the OLP

                                   DEFINITIONS

Actions or Proceedings.................................................3.12
Acts...................................................................3.25
Agreement..........................................................preamble
AIC................................................................preamble
Atlas Alternative Transaction..........................................6.12
Atlas Easements........................................................4.15
Atlas Energy.......................................................preamble
Atlas Entities..........................................................4.5
Atlas Leased Property..................................................4.15
Atlas Material Adverse Effect...........................................4.1
Atlas Owned Property...................................................4.15
Atlas Permitted Encumbrances...........................................4.15
Atlas Permitted Liens..................................................4.14
Atlas Resources....................................................preamble
Atlas Superior Transaction.............................................6.13
Atlas Termination Fee...................................................9.2
Bank Financing..........................................................7.3
Closing Date............................................................2.1
Closing.................................................................2.1
Code...................................................................3.11
Common Units............................................................1.2
Compressor Property Interest...........................................4.15
Confidentiality Agreement...............................................6.2
Conflicts Committee.....................................................4.2
Constituent Documents...................................................3.1
Contracts..............................................................3.16
Contributor Material Adverse Effect.....................................3.1
Contributor........................................................preamble
Deferred Participation Units............................................1.2
Environmental Claim....................................................3.19
Environmental Laws.....................................................3.19
Environmental Permits..................................................3.19
Escrow Agreement.......................................................6.26
Escrowed Units.........................................................6.26
Expense Reimbursement................................................9.2(c)
ERISA..................................................................3.13
Exchange Act............................................................4.8
Financial Advisor Fee...................................................9.2
Financing Transaction..................................................6.13
GAAP....................................................................3.8
General Partner....................................................preamble
Governmental Authority..................................................3.6
GP Purchase Agreement..............................................preamble
Guarantees.............................................................3.16

Guarantor Entities.....................................................6.16
Hazardous Materials....................................................3.19
HSR Act.................................................................3.6
Intermediary.......................................................preamble
IPO Date................................................................4.8
Liens...................................................................3.4
Meter Property Interest................................................4.15
MLP Affiliates..........................................................3.6
MLP Agreement Amendment.................................................1.2
MLP Balance Sheet.......................................................4.9
MLP Fairness Opinion...................................................4.29
MLP Unit Holders' Meeting...............................................6.7
MLP................................................................preamble
New Common Units........................................................1.2
New Equity..............................................................1.2
New Subordinated Units..................................................1.2
Notice.................................................................10.4
NVCH...............................................................preamble
OLP Agreement Amendment.................................................2.2
OLP.....................................................................1.1
Order..................................................................3.10
Ordinary Course of Business............................................3.14
Pacificorp Litigation..................................................6.26
Plan...................................................................3.13
Proxy Statement.........................................................6.6
Public Offering........................................................6.23
Registration Rights Agreement...........................................2.2
REI-NY.............................................................preamble
Releases...............................................................3.19
Resource America Common Units...........................................2.2
Resource America Entities...............................................5.2
Resource America...................................................preamble
Resource Energy....................................................preamble
Retained Interests.....................................................6.20
SEC.....................................................................4.8
Securities Act.........................................................3.25
Sellers............................................................preamble
SMCRA..................................................................3.27
Subordinated Units......................................................2.2
Subsidiaries............................................................4.3
Tax Items..............................................................3.11
Tax or Taxes...........................................................3.11
Tax Returns............................................................3.11
Triton Affiliates.......................................................4.6
Triton Alternative Transaction.........................................6.12
Triton Balance Sheet....................................................3.9

Triton Benefit Plan....................................................3.13
Triton Easements.......................................................3.15
Triton Financial Statements.............................................3.8
Triton Interests...................................................preamble
Triton Leased Property.................................................3.15
Triton Material Adverse Effect..........................................3.2
Triton Owned Property..................................................3.15
Triton Permitted Encumbrances..........................................3.15
Triton Permitted Liens.................................................3.14
Triton Qualified Plan..................................................3.13
Triton Reorganization..................................................6.20
Triton Superior Transaction............................................6.13
Triton Termination Fee..................................................9.2
Triton.............................................................preamble
Viking.............................................................preamble

                             CONTRIBUTION AGREEMENT

     This Contribution Agreement (this "Agreement") is made and entered into as of January 18, 2002, by and among Vulcan Intermediary, L.L.C., a Delaware limited liability company ("Intermediary"), New Vulcan Coal Holdings, L.L.C., a Delaware limited liability company ("NVCH" and, together with Intermediary, the "Contributors"), Atlas Pipeline Partners, L.P., a Delaware limited partnership (the "MLP"), Atlas Pipeline Partners GP, LLC, a Delaware limited liability company (the "General Partner"), and Resource America, Inc., a Delaware corporation ("Resource America").


                              W I T N E S S E T H:

                  WHEREAS, the Contributors are the record and beneficial owners of all of the outstanding limited liability company membership interests (the "Triton Interests") of Triton Coal Company, LLC, a Delaware limited liability company ("Triton"); and

                  WHEREAS, in connection with the Triton Reorganization (as defined in Section 6.20 below) it is contemplated that, prior to the Closing hereof, Triton will be reorganized as a Delaware limited partnership; and

                  WHEREAS, the Contributors desire to contribute to the MLP, and the MLP desires to accept from the Contributors, the Triton Interests in consideration for the issuance by the MLP of common units, subordinated units and deferred participation rights to purchase subordinated units, on the terms and subject to the conditions set forth in this Agreement; and

                  WHEREAS, concurrently with, and as a condition to, the execution and delivery of this Agreement, AIC, Inc. ("AIC"), Viking Resources Corporation ("Viking"), Resource Energy, Inc. ("Resource Energy"), Atlas Energy Group, Inc. ("Atlas Energy"), Atlas Resources, Inc. ("Atlas Resources") and REI-NY, Inc. ("REI-NY", and collectively with AIC, Viking, Resource Energy, Atlas Energy and Atlas Resources, the "Sellers") and NVCH have entered into that certain Purchase Agreement, dated as of the date hereof (the "GP Purchase Agreement"), pursuant to which, among other things, NVCH (or an affiliate thereof) will purchase and the Sellers will sell, transfer and dispose of, all of the membership interests and other equity interests, if any, of the General Partner.

                  NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants, agreements and conditions contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  CONTRIBUTION

1.1  Contribution.

     On the terms and subject to the conditions of this Agreement, on the Closing Date (as hereinafter defined), the Contributors shall (x) contribute, assign, transfer and convey the Triton Interests to the MLP or its designee, which shall be Atlas Pipeline Operating Partnership, L.P., a Delaware limited partnership (the "OLP") or a subsidiary thereof and (y) contribute $6,000,000 in cash to the MLP plus an amount equal to $3.70 multiplied by the number of Common Units outstanding at closing in excess of 1,621,159.

1.2  Consideration.

     The MLP will acquire the Triton Interests in consideration of the issuance to the Contributors of:

     (a) 7,101,818 common limited partnership units of the MLP (the "New Common Units");

     (b) 4,058,182 subordinated limited partnership units of the MLP (the "New Subordinated Units"), which New Subordinated Units will automatically convert into common units representing limited partnership units of the MLP (the "Common Units") as set forth in the form of Second Amended and Restated Agreement of Limited Partnership of the MLP (the "MLP Agreement Amendment"), the form of which is attached hereto as Exhibit A; and

     (c) 18,000,000 deferred participation limited partnership units of the MLP (the "Deferred Participation Units"), which Deferred Participation Units will have such terms and conditions as are set forth in the MLP Agreement Amendment.

The New Common Units, the New Subordinated Units and the Deferred Participation Units are referred to herein collectively as the "New Equity."

                                   ARTICLE II

                                     CLOSING

2.1  Closing.

     Subject to the satisfaction or waiver of the conditions to closing set forth in Article VII, the closing (the "Closing") of the contribution of the Triton Interests, the issuance of the New Equity and the other transactions contemplated by the Constituent Documents shall occur at the offices of O'Sullivan LLP, 30 Rockefeller Plaza, New York, New York, on the third business day following such satisfaction or waiver, or at such other place, date and time as may be agreed upon in writing by the parties hereto. The "Closing Date," as referred to herein, shall mean the date of the Closing.

2.2  Deliveries at the Closing.

     At or before the Closing:

     (a) the Contributors shall deliver, or cause to be delivered, to the General Partner the following:

          (i) transfer documents in such form as shall be reasonably satisfactory to the MLP to transfer ownership of the Triton Interests;

          (ii) the officer's certificate referred to in Section 7.2(c);

          (iii) duly executed counterparts to the Registration Rights Agreement, which agreement shall be in the form attached hereto as Exhibit B (the "Registration Rights Agreement");

          (iv) the company minute books and members register/transfer ledgers of Triton; and

          (v) all the other documents, certificates and other instruments required to be delivered, or caused to be delivered, by the Contributors pursuant hereto.

     (b) the Atlas Entities, Resource America and the Resource America Entities shall deliver, or cause to be delivered, to the Contributors the following:

          (i) certificates representing the New Common Units, the New Subordinated Units and the Deferred Participation Units in the aggregate amounts set forth in Section 1.2, which, with respect to each of the Contributors, shall be allocated to the Contributors as the Contributors shall set forth in writing prior to the closing;

          (ii) the officer's certificates referred to in Section 7.3(c);

          (iii) the applicable Atlas Entities, Resource America and Resource America Entities shall have duly executed and delivered the Amended and Restated Master Natural Gas Gathering Agreement, which agreement shall be in the form attached hereto as Exhibit C;

          (iv) the applicable Atlas Entities, Resource America and Resource America Entities shall have duly executed and delivered the Transition Services Agreement, which agreement shall be in a form reasonably acceptable to the Contributors and Resource America;

          (v) the applicable Atlas Entities and Resource America Entities shall have duly executed and delivered the Registration Rights Agreement;

          (vi) the General Partner shall have duly executed and delivered the MLP Agreement Amendment;

          (vii) the General Partner and the MLP shall have duly executed and delivered the Second Amended and Restated Agreement of Limited Partnership of the OLP, which agreement shall be in the form attached hereto as Exhibit D (the "OLP Agreement Amendment");

          (viii) the Opinion of Counsel required to be delivered pursuant to
          Section 6.8; and

          (ix) all the other documents, certificates and other instruments required to be delivered or caused to be delivered, by the General Partner, the MLP, Resource America and the entities other than the Contributors pursuant hereto.

     (c) At the Closing, the General Partner shall cause the MLP to exchange all of the subordinated limited partnership units of the MLP outstanding immediately prior to Closing (the "Subordinated Units") held by the General Partner for 1,481,026 newly issued Common Units to be issued in the name of, and delivered to, Resource America or its affiliates (the "Resource America Common Units").

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF CONTRIBUTOR

     The Contributors hereby represent and warrant to the General Partner and the MLP that, as of the date hereof:

3.1  Existence of the Contributors.

     Each of the Contributors is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. Each of the Contributors has all requisite limited liability company power and authority to own and hold the properties and assets it now owns and holds, and to carry on its business as and where such properties are now owned or held and such business is now conducted. Each of the Contributors is duly licensed or qualified to do business as a foreign limited liability company and is in good standing in the states in which the character of the properties and assets now owned or held by it or the nature of the business now conducted by it requires it to be so licensed or qualified, except where the failure to be so qualified or in good standing is not reasonably likely to have a material adverse effect on the ability of the Contributors to consummate the transactions contemplated by this Agreement and the documents, instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the schedules and exhibits hereto (collectively, the "Constituent Documents") (a "Contributor Material Adverse Effect").

3.2  Existence of Triton.

     Triton is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. Triton has all requisite limited liability company power and authority to own and hold the properties and assets it now owns and holds, and to carry on its business as and where such properties are now owned or held and such business is now conducted. Triton is duly licensed or qualified to do business as a foreign limited liability company and is in good standing in those jurisdictions as shall be specified on
Schedule 3.2, which are the only jurisdictions in which the character of the properties and assets now owned or held by it or the nature of the business now conducted by it requires it to be so licensed or qualified, except where the failure to be so qualified or in good standing is not reasonably likely to have a Triton Material Adverse Effect. As used herein, "Triton Material Adverse Effect" shall mean an event, occurrence or change that is materially adverse to the business, financial condition or results of operations of Triton, except that Triton Material Adverse Effect shall not include, and none of the following shall be taken into account in determining whether a Triton Material Adverse Effect shall have occurred: (i) any adverse event, occurrence or change to the extent attributable to the announcement or pendency of the transactions contemplated by this Agreement or any other Constituent Document; or (ii) any adverse event, occurrence or change attributable to conditions generally affecting the coal industry (including, without limitation, changes in price of coal), the United States economy (or any regional economy) or the financial or commodities markets.

3.3  Authority.

     Each of the Contributors has the limited liability company power and authority to execute and deliver this Agreement and the other Constituent Documents to which it is or will be a party, to consummate the transactions contemplated thereby, and to perform all the terms and conditions thereof to be performed by it. The execution and delivery by such Contributor of this Agreement and the other Constituent Documents to which it is a party, the performance by such Contributor of all the terms and conditions thereof to be performed by it, and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all requisite limited liability company action of such Contributor. This Agreement constitutes (and, as of the Closing Date, the Constituent Documents, as applicable, shall constitute) the valid and binding obligation of such Contributor, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (whether applied in a proceeding at law or in equity). The Contributors shall furnish or cause to be furnished to the MLP, no later than the Closing Date, true and correct copies of the Certificate of Formation of Triton and the Second Amended and Restated Limited Liability Company Agreement of Triton.

3.4  Capitalization.

     Except as set forth on Schedule 3.4:

          (a) The authorized capitalization of Triton consists of the Triton Interests, of which all of the Triton Interests are outstanding and held of record on the date hereof as set forth on Schedule 3.4(a). The Triton Interests are duly authorized, validly issued, fully paid and nonassessable (except as such nonassessability may be affected by certain provisions of the Delaware Limited Liability Company Act). Each Contributor owns the Triton Interests held by it, beneficially and of record, free and clear of all liens, security interests, claims, charges, encumbrances, rights, options to purchase, voting trusts or other voting agreement and calls and commitments of every kind affecting Triton ("Liens").

          (b) There are no outstanding subscriptions, options, convertible securities, warrants, calls, rights or agreements or commitments of any kind (issued or granted by, or binding upon, either of the Contributors or Triton) to purchase or otherwise acquire any security of or equity interest in Triton. Each Contributor has full legal right to sell, assign and transfer the Triton Interests owned by it to the MLP and will, upon delivery of the Triton Interests to the MLP pursuant to the terms hereof, transfer to the MLP good and marketable title to the Triton Interests free and clear of all Liens. With respect to such Liens as set forth on Schedule 3.4, all such Liens will be released, discharged or terminated prior to Closing and such schedule shall be deemed to be amended at Closing to exclude all Liens with respect to the Triton Interests.

          (c) Triton has no subsidiaries nor does it own any stock, partnership interest, joint venture interest or any other investment in any other entity.

3.5  No Conflicts.

     Except as set forth on Schedule 3.5 or as contemplated by this Agreement, the execution and delivery by each of the Contributors of this Agreement does not (and, in the case of the Constituent Documents, will not, as of the Closing
Date), and the performance by such Contributor of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not (and, in the case of the Constituent Documents, the performance by such Contributor of its obligations thereunder and the consummation of the transactions contemplated thereby will not, as of the Closing Date):

          (a) conflict with any of, or require the consent of, any person or entity under the terms, conditions or provisions of the charter documents or bylaws or equivalent governing instruments of such Contributor or Triton;

          (b) violate any provision of any law, statute, ordinance, rule or regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to the Contributors or Triton, except for those which in the aggregate are not reasonably likely to have a Contributor Material Adverse Effect or a Triton Material Adverse Effect;

          (c) conflict with, result in a breach of, constitute a default under (whether with notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by or any remedies or any rights of termination or cancellation or the loss of benefits or change in the rights or obligations of any party, or require any consent, authorization or approval under any indenture, mortgage or lien, or any agreement, contract, commitment or other instrument to which such Contributor or Triton is a party or by which any of them is bound or to which any property of such Contributor or Triton is subject, except for those which in the aggregate, are not reasonably likely to have a Contributor Material Adverse Effect or a Triton Material Adverse Effect; or

          (d) result in the creation of any Lien on the Triton Interests or the assets of such Contributor under any indenture, mortgage, agreement, contract, commitment or other instrument to which such Contributor or Triton is bound.

3.6  Governmental Approvals and Filings.

     Except as set forth on Schedule 3.6 and, other than compliance with and filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), if necessary, and as otherwise contemplated in this Agreement, no consent, approval, license, permit, action, order, authorization of, or registration, declaration or filing with, or notice to any court, tribunal, arbitrator, authority, agency, commission, official, department, commission, board, bureau, agency or instrumentality of the United States or any state, county, city or other political subdivision thereof ("Governmental Authority") or other person or entity on the part of either Contributor or Triton is required in connection with the execution, delivery and performance of this Agreement or the Constituent Documents or the consummation of the transactions contemplated hereby or thereby, except (i) where the failure to obtain any such consent, approval or action, to make any such filing or to give any such notice is not reasonably likely to have a Contributor Material Adverse Effect or a Triton Material Adverse Effect, and (ii) those as would be required solely as a result of the identity or the legal or regulatory status of the MLP or any person or entity that directly, or indirectly through one of more intermediaries, controls or is controlled by or is under common control with the MLP, with "control" meaning the power, direct or indirect, to direct or cause the direction of the management and policies of the applicable person or entity whether by contract or otherwise ("MLP Affiliates").

3.7  Books and Records.

     The minute books and other similar governance records of Triton, true and complete copies of which shall be made available to the MLP no later than the Closing Date, contain a true and complete record, in all material respects, of all material action taken at all meetings and by all written consents in lieu of meetings of the members, the board of managers, and committees of the management of Triton.

3.8  Financial Statements.

     The Contributors have made available to the MLP true and complete copies of the following financial statements (the "Triton Financial Statements"):

          (a) the audited balance sheet of Triton as of June 30, 2000, and the related audited statement of operations, shareholders' equity and cash flows for the fiscal year then ended;

          (b) the audited balance sheet of Triton as of June 30, 2001, and the related audited statements of operations, shareholders' equity and cash flows for the fiscal year then ended; and

          (c) the unaudited balance sheet of Triton as of October 31, 2001, and the related unaudited statements of operations and cash flows for the period then ended.

     Except as set forth in the notes thereto and as set forth on Schedule 3.8, the Triton Financial Statements were prepared from the books and records of Triton in accordance with generally accepted accounting principles, consistently applied throughout the specified period and in the immediately prior comparable period ("GAAP") (except as noted therein, and except, in the case of unaudited interim financial statements, for normal year-end adjustments) and fairly present in all material respects (i) the financial condition of Triton as and at the respective dates and (ii) the results of operations of Triton for the respective periods covered thereby.

3.9  No Adverse Change.

     Except as set forth on Schedule 3.9, since November 30, 2001, there have been no changes in (a) the assets, liabilities or financial condition of Triton from that set forth in the balance sheet dated November 30, 2001 (the "Triton Balance Sheet"), or (b) the business, financial condition or results of operations of Triton, except for changes that are not reasonably likely to have a Triton Material Adverse Effect.

3.10 Default and Liabilities.

     (a) Except as set forth on Schedule 3.10(a), Triton is not in default under, and, to the knowledge of the Contributors, no condition exists that with notice or lapse of time or both would constitute a default under (i) any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument evidencing borrowed money to which it or any of its properties are bound, (ii) any writ, judgment, decree, injunction or other order of any Governmental Authority (in each such case whether preliminary or final) (an "Order"), or (iii) any other agreement, except, in each case, for such defaults and conditions that, individually or in the aggregate, are not reasonably likely to have a Triton Material Adverse Effect.

     (b) Except as set forth on Schedule 3.10(b) or as otherwise set forth on the Triton Balance Sheet or reflected in the notes thereto, Triton has no obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due) that, individually or in the aggregate, are reasonably likely to have a Triton Material Adverse Effect.

3.11 Taxes.

     (a) For purposes of this Agreement, "Tax" or "Taxes" means all taxes, however denominated, including any interest, penalties or other additions to tax that may become payable with respect thereto, imposed by any federal, state, local or foreign government or any agency or political subdivision of any such government, which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes (including, but not limited to, federal income taxes and state income taxes), gross receipts taxes, net proceeds taxes, alternative or add-on minimum, sales taxes, use taxes, real property gains or transfer taxes, ad valorem taxes, property taxes, value-added taxes, franchise taxes, production taxes, severance taxes, windfall profit taxes, withholding taxes, payroll taxes, employment taxes, excise taxes and other obligations of the same or similar nature to any of the foregoing.

     (b) Except as set forth on Schedule 3.11 or as is not reasonably likely to have a Triton Material Adverse Effect, (i) all tax returns, all reports, estimates, declarations of estimated tax, information statements, claims for refund and returns relating to, or required to be filed in connection with, any Taxes, including information returns or reports with respect to backup withholding and other payments to third parties, including any schedule or attachment thereto or amendment thereof (collectively, "Tax Returns"), required to be filed by or with respect to Triton and any affiliated, consolidated, combined, unitary or similar group of which Triton is or was a member have been duly filed on a timely basis (taking into account all extensions of due dates); (ii) all items of income, gain, loss, deduction and credit or other items ("Tax Items") required to be included in each such Tax Return have been so included and all such Tax Items and any other information provided in each such Tax Return are true, correct and complete; (iii) all Taxes owed by Triton and any affiliated, consolidated, combined, unitary or similar group of which is or was a member which are or have become due have been timely paid in full; (iv) no penalty, interest or other charge is or will become due with respect to the late filing of any such Tax Return or late payment of any such Tax; (v) Triton withheld and paid over all Taxes required to have been withheld and paid over, and complied with all information reporting and backup withholding requirements in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party; (vi) there are no Liens on any of the assets of Triton that arose in connection with any failure (or alleged failure) to pay any Tax other than Liens for Taxes not yet due payable; (vii) there is not in force any extension of time with respect to the due date for the filing of any Tax Return of or with respect to Triton or any affiliated, consolidated, combined, unitary or similar group of which Triton is or was a member, nor are there any outstanding agreements or waivers by or with respect to Triton, extending the period for assessment or collection of any Taxes; and (viii) there is no pending action, proceeding or investigation for assessment or collection of Taxes and no Tax assessment, deficiency or adjustment has been asserted or proposed with respect to Triton.

     (c) Except as set forth on Schedule 3.11 or as is not reasonably likely to have a Triton Material Adverse Effect, no claim that Triton is or may be subject to taxation has ever been made by an authority in a jurisdiction where Triton, or any affiliated, consolidated, combined, unitary or similar group of which Triton is or was a member, do not file Tax Returns.

     (d) Except as set forth on Schedule 3.11 or as is not reasonably likely to have a Triton Material Adverse Effect, the total amounts set up as liabilities for current and deferred Taxes in the Triton Financial Statements (as adjusted for operations and transactions in the Ordinary Course of Business since the date of the Triton Financial Statements) will be sufficient to cover the payment of all Taxes, whether or not assessed or disputed, which are, or are hereafter found to be, or to have been, due by or with respect to Triton up to and through the periods ending on the dates thereof.

     (e) Schedule 3.11 contains a true and complete copy of each written Tax allocation or sharing agreement and a true and complete description of each unwritten Tax allocation or sharing arrangement affecting Triton. Such agreements will be terminated effective as of the Closing Date, and no payments will become due by Triton thereafter.

     (f) Triton does not own any interest in any controlled foreign corporation (as defined in Section 957 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code")), foreign personal holding company (as defined in Section 552 of the Code), passive foreign investment company (as defined in Section 1297 of the Code) or other entity the income of which is or could be required to be included in the income of Triton.

     (g) None of the property of Triton is subject to a safe-harbor lease (pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954 as in effect after the Economic Recovery Tax Act of 1981 and before the Tax Reform Act of
1986) or is "tax-exempt use
property" (within the meaning of Section 168(h) of the Code) or "tax-exempt bond financed property" (within the meaning of Section 168(g) of the Code).

     (h) Triton has not made any payments, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances could obligate it to make any payments that would not be deductible under
Section 280G of the Code.

     (i) Except as set forth on Schedule 3.11, Triton (i) has not been a member of an affiliated group filing a consolidated federal income Tax Return or (ii) has no liability for the Taxes of any person or entity under Treasury Regulation
Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise.

     (j) Triton has not entered into any agreement or arrangement, with respect to any Tax, with any Governmental Authority that imposes such Tax, or the agency (if any) charged with the collection of such Tax for such Governmental Authority, including any governmental or quasi-governmental entity or agency that imposes, or is charged with collecting, social security or similar charges or premiums, which agreement or arrangement (i) requires Triton to take any action or to refrain from taking any action or (ii) waives any statute of limitations relating to the payment of Taxes.

     (k) Triton is, and has been, from the date of its organization through the Closing, classified as a partnership or as a disregarded entity for federal and applicable state income Tax purposes and Triton has not taken any position contrary to such treatment.

     (l) There are no changes in the tax accounting methods subject to Section 481(a) of the Code that have an ongoing effect on Triton.

3.12 Legal Proceedings; Compliance With Laws and Orders.

     Except as set forth on Schedule 3.12 or as disclosed in Section 3.19:

          (a) there are no actions, suits, proceedings, claims, fines, demands, complaints, arbitrations or Governmental Authority investigations ("Actions or Proceedings") pending or, to the knowledge of the Contributors, threatened in writing against, relating to or affecting the Contributors or Triton or any of their respective assets and properties that are reasonably likely (i) to result in the issuance of an any Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Constituent Documents, or (ii) individually or in the aggregate with other such Actions or Proceedings, to have a Triton Material Adverse Effect;

          (b) there are no Orders outstanding against Triton that, individually or in the aggregate with other such Orders, are reasonably likely to have a Triton Material Adverse Effect; and

          (c) neither of the Contributors nor Triton is in violation of or in default under any laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any Governmental Authority which violation or default, individually or in the aggregate, is reasonably likely to have a Triton Material Adverse Effect.

3.13 Benefit Plans; ERISA.

     (a) Schedule 3.13(a) sets forth a true and complete list of each bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, equity purchase, equity option, equity ownership, equity appreciation rights, phantom equity, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workmen's compensation or other insurance, severance, separation or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder (each, a "Plan") established by Triton, or any predecessor or affiliate of Triton, existing as of the date hereof (or at any time within the five (5) year period prior thereto for a Plan subject to Title IV of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder ("ERISA")) to which Triton contributes or has contributed, or under which any employee, former employee or director of Triton or any beneficiary thereof is covered, is eligible for coverage or has benefit rights (each, a "Triton Benefit Plan") and identifies each of the Triton Benefit Plans that is intended to qualify under Section 401 of the Code (each, a "Triton Qualified Plan");

     (b) Schedule 3.13(b) sets forth a true and complete list of each employee of Triton whose annual salary is $75,000 or more as of December 31, 2001;

     (c) Except as set forth on Schedule 3.13(c), Triton does not maintain, and is not obligated to provide, benefits under any life, medical or health plan (other than as an incidental benefit under a Triton Qualified Plan) that provides benefits to retirees or other terminated employees other than benefit continuation rights under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

     (d) Except as set forth on Schedule 3.13(d), Triton is not controlled by, or under common control with, any other entity within the meaning of Section 4001 of ERISA that has at any time contributed to any "multiemployer plan," as that term is defined in Section 4001 of ERISA.

     (e) Each of the Triton Benefit Plans is, and its administration is and has been since inception, in compliance with its terms and, where applicable, with ERISA and the Code in all respects, except for such failures to comply which, individually or in the aggregate, are not reasonably likely to have a Triton Material Adverse Effect.

     (f) Except as set forth on Schedule 3.13(f), all contributions and other payments required to be made by Triton to any Triton Benefit Plan with respect to any period ending before or at or including the Closing Date have been made or reserves adequate for such contributions or other payments have been set aside therefor and have been reflected in the Triton Financial Statements in accordance with GAAP.

     (g) Except as set forth on Schedule 3.13(g), there are no pending claims by or on behalf of any Triton Benefit Plan, by any employee of Triton (or a beneficiary of such an employee), which allege violations of law that, individually or in the aggregate, are reasonably likely to result in a Triton Material Adverse Effect.

     (h) Except as set forth on Schedule 3.13(h), complete and correct copies of the following documents have been made available to the MLP prior to the execution of this Agreement:

          (i) the Triton Benefit Plans and any related trust agreements and insurance contracts;

          (ii) current summary plan descriptions of each Triton Benefit Plan subject to ERISA;

          (iii) the most recent Form 5500 and Schedules thereto for each Triton Benefit Plan subject to ERISA reporting requirements;

          (iv) the most recent determination of the United States Internal Revenue Service with respect to the qualified status of each Triton Qualified Plan; and

          (v) the most recent actuarial report of the qualified actuary of any Triton Benefit Plan which is subject to Part 3 of Title I of ERISA,
          Section 412 of the Code or Title IV of ERISA or any other Triton Benefit Plan with respect to which actuarial valuations are conducted.

3.14 Assets Other than Real Property Interests.

     (a) Triton has good and marketable title to all material assets reflected on the Triton Balance Sheet or thereafter acquired, except those sold or otherwise disposed of since June 30, 2001, in the Ordinary Course of Business and not in violation of this Agreement, and such assets will be, as of the Closing, free and clear of all Liens except (i) such as set forth on Schedule 3.14, (ii) mechanics', carriers', workmen's, repairmen's or other like Liens arising or incurred in the Ordinary Course of Business, Liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the Ordinary Course of Business, and Liens for Taxes that are not due and payable or that may thereafter be paid without penalty, (iii) Liens that secure debt that is reflected as a liability on the Triton Balance Sheet and the existence of which is indicated in the notes thereto, and (iv) other imperfections of title or encumbrances, if any, that, individually or in the aggregate, would not reasonable be expected to have a Triton Material Adverse Effect (the Liens described in clauses (i) through (iv) above are hereinafter referred to collectively as "Triton Permitted Liens").

     (b) All the material tangible personal property of Triton has been maintained in accordance with generally accepted industry practice and is in good operating condition and repair, ordinary wear and tear excepted, in each case except such as is not reasonably likely to have a Triton Material Adverse Effect. This Section 3.14 does not relate to real property or interests in real property, such items being the subject of Section 3.15.

     (c) As used in this Agreement, "Ordinary Course of Business", with respect to any Person, shall be construed broadly, and shall include, without limitation, all aspects of the commercial operations of the business of such Person (and the management and oversight thereof) customarily engaged in by such Person.

3.15 Title to Real Property.

     (a) Triton has:

          (i) good and marketable title in fee to all real property and interests in real property purported to be owned in fee by Triton (individually, a "Triton Owned Property") and set forth on Schedule 3.15(a)(i) is a list of each Triton Owned Property; and

          (ii) sufficient title or leasehold interest to the leasehold estates in all real property and interests in real property owned or purported to be leased by Triton to permit the operation of the properties in the manner contemplated under Triton's current mine plans (individually, a "Triton Leased Property") and set forth on Schedule 3.15(a)(ii) is a list of each Triton Leased Property, and in the case of both clause (i) and (ii), free and clear of all Liens, except:

               (1) Liens as set forth on Schedule 3.15(a);

               (2) leases, subleases and similar agreements as set forth on
               Schedule 3.15(b);

               (3) Triton Permitted Liens;

               (4) easements, covenants, rights-of-way and other similar restrictions of record;

               (5) any conditions that may be shown by a current, accurate survey or physical inspection of any Triton Owned Property or Triton Leased Property made prior to Closing; and

               (6) (A) zoning, building and other similar restrictions, (B) Liens, easements, covenants, rights-of-way and other similar restrictions that have been placed by any developer, landlord or other third party on property over which Triton has easement rights or on any Triton Leased Property, and (C) unrecorded easements, covenants, rights-of-way and other similar restrictions, none of which items set forth in clauses (A), (B) and (C), individually or in the aggregate, is reasonably likely to have a Triton Material Adverse Effect.

     Those items set forth in clauses (1)-(6) above are herein referred to as the "Triton Permitted Encumbrances".

          (iii) The Triton Permitted Encumbrances do not materially interfere with or adversely impact upon the operations of the business of Triton.

     (b) With respect to easements, rights of way, licenses and land use permits used by Triton (collectively, the "Triton Easements"), Triton has (i) title to or interest in the Triton Easements free and clear of the claims of those claiming by, through, or under Triton and not otherwise, and (ii) indefeasible title to or interest in the Triton Easements sufficient to enable Triton to use and operate its assets and conduct its business in a reasonable and customary manner and without interference arising from defects in title, except for the Triton Permitted Encumbrances.

     (c) Except as set forth on Schedule 3.15(c), none of the Contributors nor any of their affiliates (other than Triton) have any equipment or property located on or within the Triton Owned Property, the Triton Leased Property or the Triton Easements.

     (d) Except as set forth on Schedule 3.15(d), Triton does not have any equipment or property located on or within the real property, easements or leased property owned or controlled by Contributor or its affiliates (other than Triton).

3.16  Contracts.

     (a) Schedule 3.16 sets forth (with paragraph references corresponding to those set forth below) a true and complete list of the following written contracts, plans, licenses, undertakings, commitments, instruments or agreements ("Contracts") to which Triton is a party or is bound as of the date hereof, as follows:

     (i) all Contracts (excluding Triton Benefit Plans) providing for a commitment of employment for a specified or unspecified term or otherwise relating to employment, the termination of employment, severance, personal services, consulting or indemnification for officers, directors or the like;

     (ii) all Contracts containing any provision or covenant prohibiting or materially limiting the ability of Triton to engage in any business activity or to compete with any person or entity or prohibiting or materially limiting the ability of any person or entity to engage in any business activity or to compete with Triton;

     (iii) all material partnership, joint venture, shareholders' or other similar Contracts with any person or entity;

     (iv) all Contracts providing for the lending of money, whether as borrower, lender or guarantor that, individually or in the aggregate, exceed $50,000 and all related security agreements or similar agreements associated therewith that survive Closing;

     (v) all Contracts (including so-called take-or-pay or keepwell agreements), under which Triton has directly or indirectly guaranteed indebtedness, liabilities or obligations of any person or entity (in each case other than endorsements for the purpose of collection in the Ordinary Course of Business) that, individually or in the aggregate, exceed $50,000;

     (vi) all Contracts pending for the acquisition or disposition, directly or indirectly (by merger or otherwise) of assets (other than coal) that individually exceed $1,000,000;

     (vii) all continuing Contracts for the future purchase or lease of materials, supplies or equipment (other than purchase contracts and orders for inventory in the Ordinary Course of Business) that individually have an aggregate future liability that exceeds $1,000,000;

     (viii) all Contracts pertaining to the ownership, operation or maintenance of any and all facilities of Triton having a term greater than 90 days, which individually exceed $4,000,000;

     (ix) any other agreement (not expressly covered by one of the other clauses of this Section 3.16(a)) of Triton (other than financing agreements and coal contracts) that requires annual payments to be made or received in excess of $50,000 and that is not cancelable with ninety (90) days notice;

     (x) all Contracts between Triton, on one hand, and either Contributor or any affiliate of such Contributor, on the other hand;

     (xi) all material Contracts relating to the purchase, sale or transport of coal and all agreements with coal brokers (in each case, other than purchase orders);

     (xii) all Contracts for coal treatment and tippling;

     (xiii) all material Contracts relating in whole or in part to the intellectual property of Triton;

     (xiv) all collective bargaining or similar labor Contracts;

     (xv) all guarantees, indemnities, letters of credit, letters of comfort, surety bonds, self-bonds, other bonds, including reclamation bonds, financial guaranty bonds, performance bonds and other obligations obtained or issued by the Contributors or Triton or their affiliates for the benefit of Triton or otherwise in force with respect to Triton (collectively, the "Guarantees");

     (xvi) all Contracts (other than this Agreement and its governing documents) that survive the Closing and that (A) limit or contain restrictions on the ability of Triton to declare or make distributions with respect to, or to issue or purchase, redeem or otherwise acquire, its Triton Interests, to incur indebtedness, to incur or suffer to exist any Lien, to purchase or sell any assets and properties, to change the lines of business in which it participates or engages or to engage in any merger or other business combination or (B) require Triton to maintain specified financial ratios or levels of net worth or other indicia of financial condition; and

     (xvii) to the extent not otherwise set forth on Schedule 3.16, any other Contract the primary purpose of which is to indemnify or otherwise make whole any person or entity with an indemnification or make whole obligation having a value that exceeds $50,000.

     (b) True copies of the written Contracts identified in Schedule 3.16 have been made available to the MLP prior to the execution of this Agreement. Except as set forth on Schedule 3.16, Triton is not and, to the knowledge of the Contributors, no other party is in default under, or in breach or violation of (and no event has occurred which, with notice or the lapse of time or both, would constitute a default under, or a breach or violation of) any term, condition or provision of any Contract identified on Schedule 3.16, except for defaults, breaches, violations or events which, individually or in the aggregate, are not reasonably likely to have a Triton Material Adverse Effect.

     (c) Other than Contracts that have terminated or expired in accordance with their terms, each of the Contracts identified on Schedule 3.16 constitutes valid, binding and enforceable obligations of Triton to the extent it is a party thereto and, to the knowledge of the Contributors, enforceable obligations of any other party thereto, in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered on a proceeding in equity or at law) and an implied covenant of good faith and fair dealing) and is in full force and effect, except where such failure is not reasonably likely to have a Triton Material Adverse Effect.

     (d) No event has occurred that either entitles, or would, upon notice or lapse of time or both, entitle the holder of any indebtedness for borrowed money affecting Triton to accelerate, or that does accelerate, the maturity of any indebtedness affecting Triton.

3.17 Intellectual Property.

     Schedule 3.17 sets forth all material patents, trademarks (registered and unregistered), service marks, trade names, copyrights and applications therefor owned, used, filed by or licensed to Triton as of the date hereof. To the knowledge of the Contributors, Triton is not infringing, in any material respect, on any valid patent right, trademark, service mark, trade name or copyright of others, except for any of the foregoing that are not reasonably likely to have a Triton Material Adverse Effect. Except as set forth on Schedule 3.17, Triton owns and has the right to use, execute, reproduce, display, perform, modify, enhance, distribute, prepare derivative works of and sublicense, without payment to any other person or entity, all intellectual property set forth on Schedule 3.17, as applicable. The consummation of the transactions contemplated by this Agreement and the other Constituent Documents will not conflict with, alter or impair any such intellectual property rights, in each case, except as such, individually or in the aggregate, not reasonably likely to have a Triton Material Adverse Effect.

3.18 Labor Relations.

     Except as set forth on Schedule 3.18, to the knowledge of the Contributors, there are no threatened or contemplated attempts to organize for collective bargaining purposes any of the employees of Triton. There has been no work stoppage, labor strike, slowdown, stoppage, lockout or other concerted action pending, or the knowledge of the Contributors, threatened against Triton which is reasonably likely to have a Triton Material Adverse Effect. Triton is in material compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health, and are not engaged in any unfair labor practices as defined in the National Labor Relations Act or other applicable law, except where the failure to comply is not reasonably likely to have a Triton Material Adverse Effect.

3.19 Environmental Matters.

     (a) As used in this Agreement:

          (i) "Environmental Claim" means any and all written administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, investigations, proceedings or notices of noncompliance or violation by any person or entity (including any Governmental Authority) alleging potential liability (including, without limitation, potential liability for enforcement, investigative costs, damages, contribution, indemnification, cost recovery, compensation, injunctive relief, cleanup costs, governmental resource costs, removal costs, remedial costs, natural resource damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (1) the presence, or Release or threatened Release into the environment, of any Hazardous Materials at any location operated, leased or managed by the applicable entity; or (2) any violation of any Environmental Law; or (3) any and all claims by any third party resulting from the presence or release of any Hazardous Materials.

          (ii) "Environmental Laws" means all federal, state and local laws, rules and regulations relating to pollution or protection of human health or safety or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws and regulations relating to Releases or threatened Releases of Hazardous Materials, or otherwise relating to the pipeline safety, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials or reclamation of mine sites.

          (iii) "Hazardous Materials" means (1) any petroleum or petroleum products, radioactive materials, friable asbestos, urea formaldehyde foam insulation, transformers or other equipment that contained dielectric fluid containing polychlorinated biphenyls and natural gas or natural gas liquids; and (2) any chemicals, materials or substances which are now defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," or words of similar meaning and effect under any Environmental Law; and (3) any other chemical material, substances or waste, exposure to which is now prohibited, limited or regulated under Environmental Law in a jurisdiction in which the applicable entity operates.

          (iv) "Releases" means any release, spill, emission, leaking, injection, deposit, disposal, discharge, dispersal, leaching or migration into the atmosphere, soil, surface water, groundwater or property.

     (b) Except as set forth on Schedule 3.19 and except as is not reasonably likely to have a Triton Material Adverse Effect, individually or in the aggregate:

          (i) Triton is in compliance with all applicable Environmental Laws. Triton has not received any written communication that alleges that Triton is not in compliance with applicable Environmental Laws. To the knowledge of the Contributors, Triton has not used any waste disposal site, or otherwise disposed of, or transported, or arranged for the transportation of, any Hazardous Materials to any location in violation of any Environmental Law.

          (ii) (A) Triton has obtained or has applied for all environmental, health and safety permits and authorizations (collectively, the "Environmental Permits") necessary for the construction of its facilities or the conduct of its operations, and all such permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and (B) Triton is in material compliance with all terms and conditions of the Environmental Permits. Schedule 3.19(ii) sets forth a list of all material Environmental Permits.

          (iii) There is no Environmental Claim pending (i) against Triton, (ii) against any person or entity whose liability for any Environmental Claim Triton has retained or assumed either contractually or by operation of law, or (iii) against any real or personal property or operations that Triton owns, leases or manages, in whole or in part.

          (iv) There have been no Releases of any Hazardous Material that are reasonably likely to form the basis of any Environmental Claims against Triton or against any person or entity whose liability for any Environmental Claim Triton has retained or assumed either contractually or by operation of law.

          (v) With respect to any predecessor of Triton, to the knowledge of the Contributors, there is no Environmental Claim pending or threatened, or any Release of Hazardous Materials that is reasonably likely to form the basis of any Environmental Claim.

          (vi) With respect to Triton, the Contributors have no knowledge of any material facts that the Contributors reasonably believe would form the basis of a Triton Material Adverse Effect arising from (i) the cost of pollution control equipment currently required or known to be required in the future, or (ii) current remediation costs or remediation costs known to be required in the future.

          (vii) There have been no material environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or that are in the possession of, Triton with respect to any site or facility now or previously owned, operated or leased by Triton that have not been made available to the MLP prior to the execution of this Agreement.

3.20 Licenses, Permits, Approvals.

     Triton possesses all licenses, franchises, permits, certificates and governmental approvals and authorizations that are required for the lawful operation of its business as currently operated, other than those which the failure to possess is not reasonably likely to have a Triton Material Adverse Effect.

3.21 Insurance.

     Schedule 3.21 lists all policies of fire, liability, or other material forms of third-party insurance issued in the name of Triton. Triton is insured with financially responsible insurers in such amounts and against such risks and losses as are customary in all material respects for entities conducting the businesses conducted by Triton. Triton has not received any notice of cancellation or termination with respect to any material insurance policy. To the knowledge of the Contributors, all of such insurance policies are valid and enforceable policies in all material respects.

3.22 Brokers.

     Neither the Contributors nor Triton have entered (directly or indirectly) into any agreement with any person, firm or corporation that would obligate Resource America or any of the Atlas Entities, to pay any commission, brokerage or "finder's fee," or any other fee in connection with this Agreement or the transactions contemplated herein other than agreements with Rothschild, Inc., Berenson Minella & Company and Banc of America Securities LLC (and any affiliates thereof), the fees, commissions and expenses of which shall be paid by Triton.

3.23 Utility Status.

     Triton is not (i) an "investment company," or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company," a "public utility company," a "gas utility company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended, (iii) a "natural gas company" under the Natural Gas Act, as amended, or
(iv) a public utility or public service company (or similar designation) by any state in the United States or by any foreign country.

3.24 Information Supplied.

     None of the information supplied or to be supplied by the Contributors or Triton in writing or otherwise approved in writing by the Contributors or Triton for inclusion in the Proxy Statement will, at the date it is first mailed to the MLP's unit holders or at the time of the MLP Unit Holders' Meeting, contain any statement which, in the light of the circumstances under which such statement is made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for the MLP Unit Holders' Meeting or any amendment or supplement thereto.

3.25 Securities Laws.

     (a) Contributor acknowledges that, upon issuance, each certificate representing the New Common Units, the New Subordinated Units and the Deferred Participation Units shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS ("ACTS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACTS OR PURSUANT TO A TRANSACTION FOR WHICH SUCH REGISTRATION IS NOT REQUIRED, AND THEN ONLY IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF THE MLP, AS AMENDED, A COPY OF WHICH MAY BE OBTAINED FROM THE MLP AT ITS PRINCIPAL EXECUTIVE OFFICE.

     (b) Each Contributor is an accredited investor within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"), and, except as described herein, the New Common Units, the New Subordinated Units and the Deferred Participation Units to be issued to it pursuant to this Agreement are being acquired for its own account and not with a view toward, or for sale in connection with, any distribution thereof except in compliance with applicable United States federal and state securities laws; provided that the parties acknowledge that the Contributors may, in their discretion, distribute the New Common Units, the New Subordinated Units and the Deferred Participation Units to direct and/or indirect beneficial owners so long as such distribution is in compliance with applicable United States federal and state securities laws. Each Contributor is aware that no Governmental Authority has made any finding or determination as to the fairness of an investment in the New Common Units, the New Subordinated Units and the Deferred Participation Units, nor any recommendation or endorsement with respect thereto. Each Contributor acknowledges that the issuance of the New Common Units, the Subordinated Units and the Deferred Participation Units has not been registered under the Securities Act in reliance on an exemption therefrom.

     (c) Each Contributor has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the new Common Units, the New Subordinated Units and the Deferred Participation Units, and is capable of bearing the economic risks of such investment.

     (d) Each Contributor (i) has had the opportunity to ask questions of officers of the General Partner with respect to the Atlas Entities, and (ii) has received copies of the MLP's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, and all Current Reports on Form 8-K filed after December 31, 2000.

     (e) Each Contributor's principal executive office is located in New York, New York and the offer of the New Common Units, the New Subordinated Units and the Deferred Participation Units is made in that state.

3.26 Qualifications as Lessee; Coal Acreage Limitations.

     (a) Triton is qualified in every material respect, including limitations and parameters imposed in 43 C.F.R. Part 3400, to take, hold, own and control federal coal and mineral leases.

     (b) Triton does not exceed the coal acreage lease or permit limit set forth in 30 U.S.C. Section 183.

     (c) Triton is qualified to hold coal and mineral leases issued by the State of Wyoming pursuant to Wyo. Stat. 36-6-101, et seq., and the regulations promulgated pursuant to that statute.

     (d) Triton is in substantial compliance with all applicable laws relating to mine-safety and operation and has not received any written communication that alleges that Triton is not in compliance with applicable laws, except to the extent such noncompliance is not reasonably likely to have a Triton Material Adverse Effect.

3.27 Permit Blocking.

     Neither the Contributors nor Triton has been notified (nor is there any pending or threatened notification) by the United States Office of Surface Mining, Reclamation and Enforcement or the agency of any state administering the Surface Mining Control and Reclamation Act, as amended, 30 U.S.C. ss. 1201, et seq., any rule or regulation promulgated thereunder, and any similar state law or regulation ("SMCRA") that such Contributor or Triton is (i) ineligible to receive surface mining permits, or (ii) under investigation to determine whether its eligibility to receive a SMCRA permit should be revoked, or (iii) otherwise permit blocked.

3.28 Exon-Florio.

     Contributor is not a "foreign person" for purposes of the Section 721 of the Defense Production Act of 1950, as amended, and any successor thereto and the regulations issued pursuant thereto or in consequence thereof.

3.29 Hedging.

     Except as set forth on Schedule 3.29, Triton does not engage in any natural gas or other futures or options trading and, other than SO2 allowances and interest rate swaps with respect to Triton's outstanding indebtedness) is not a party to any price swaps, hedges, futures or similar instruments.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF THE
                           GENERAL PARTNER AND THE MLP

         The General Partner and the MLP, hereby represent and warrant to the Contributors that as of the date hereof:

4.1  Existence.

     (a) The General Partner is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. The General Partner has all requisite limited liability company power and authority to own and hold the properties and assets it now owns and holds, and to carry on its business as and where such properties are now owned or held and such business is now conducted. The General Partner is duly licensed or qualified to do business as a foreign limited liability company and is in good standing in those jurisdictions specified on Schedule 4.1, which are the only jurisdictions in which the character of the properties and assets now owned or held by it or the nature of the business now conducted by it requires it to be so licensed or qualified, except where the failure to be so qualified or in good standing is not reasonably likely (i) to have a material adverse effect (1) on the business, condition (financial or otherwise) or results of operations of the General Partner, the MLP, the OLP or the Subsidiaries, other than (x) any adverse event, occurrence or change to the extent attributable to the announcement or pendency of the transactions contemplated by this Agreement or any other Constituent Document, or (y) any adverse event, occurrence or change attributable to conditions generally affecting the natural gas industry (including, without limitation, changes in price of natural gas), the United States economy (or any regional economy) or the financial or commodities markets, or (2) the ability of Resource America or any of the Resource America Entities, the General Partner or the MLP to consummate the transactions contemplated by this Agreement or any of the Constituent Documents, or (ii) to subject the limited partners of the MLP to any material liability or disability (together, clauses (i) and (ii) are referred to as an "Atlas Material Adverse Effect").

     (b) The MLP is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware. The MLP has all requisite limited partnership power and authority to own and hold the properties and assets it now owns and holds, and to carry on its business as and where such properties are now owned or held and such business is now conducted. The MLP is duly licensed or qualified to do business as a foreign limited partnership and is in good standing in those jurisdictions specified on Schedule 4.1, which are the only jurisdictions in which the character of the properties and assets now owned or held by it or the nature of the business now conducted by it requires it to be so licensed or qualified, except where the failure to be so qualified or in good standing is not reasonably likely to have an Atlas Material Adverse Effect.

     (c) The OLP is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware. The OLP has all requisite limited partnership power and authority to own and hold the properties and assets it now owns and holds and to carry on its business as and where such properties are now owned or held and such business is now conducted. The OLP is duly licensed or qualified to do business as a foreign limited partnership and is in good standing in those jurisdictions specified on
Schedule 4.1, which are the only jurisdictions in which the character of the properties and assets now owned or held by it or the nature of the business now conducted by it requires it to be so licensed or qualified, except where the failure to be so qualified or in good standing is not reasonably likely to have an Atlas Material Adverse Effect.

4.2  Authority.

     The General Partner has the limited liability company power and authority and the MLP has the partnership power and authority to execute and deliver this Agreement and the other Constituent Documents to which they are or will be a party, to consummate the transactions contemplated hereby and thereby (subject, in the case of the MLP, to the approval of the unitholders of the MLP as specified in Section 6.7), and to perform all the terms and conditions thereof to be performed by them. The execution and delivery by the General Partner and the MLP of this Agreement and the performance by the General Partner and the MLP of all the terms and conditions hereof to be performed by each of them have been duly authorized and approved by all requisite limited liability company action of the General Partner (including approval of the conflicts committee of the Board of Managers of the General Partner (the "Conflicts Committee") and receipt of the MLP Fairness Opinion) and limited partnership action of the MLP (other than the approval of the unit holders of the MLP as specified in Section 6.7). The execution and delivery by the General Partner and the MLP of the Constituent Documents, the performance by the General Partner and the MLP of all the terms and conditions thereof to be performed by them and the consummation of the transactions contemplated thereby, have been duly authorized and approved by all requisite limited liability company action of the General Partner and limited partnership action of the MLP (other than the approval of the unit holders of the MLP as specified in Section 6.7). This Agreement constitutes (and, as of the Closing Date, the Constituent Documents, as applicable, shall constitute) the valid and binding obligation of the General Partner and the MLP enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (whether applied in a proceeding at law or in equity). The General Partner has delivered true and correct copies of the organizational documents of the General Partner, the MLP and the OLP, in effect as of the date hereof and as shall be in effect as of the Closing Date.

4.3  Subsidiaries.

     (a) Except for its interests in the MLP and the OLP, the General Partner has no subsidiaries, nor does it own any stock, partnership interest, joint venture interest or any other security or ownership interest issued by any other corporation, organization or entity.

     (b) Except for its 98.9899% limited partnership interest in the OLP, the MLP has no subsidiaries, nor does it own any stock, partnership interest, joint venture interest or any other security or ownership interest issued by any other corporation, organization or entity.

     (c) Schedule 4.3 sets forth a true and correct list of (i) the OLP's direct or indirect investment or interest in or control over any other corporation, partnership, joint venture, limited liability company or other business entity, whether incorporated or unincorporated (the "Subsidiaries"), (ii) the jurisdiction of incorporation or formation for each of the Subsidiaries, and (iii) each foreign jurisdiction where each of the Subsidiaries is duly licensed or qualified to do business as a foreign corporation or partnership, as applicable.

     (d) Each of the Subsidiaries is an entity duly formed, validly existing and in good standing under the laws of the state in which it was formed, and has full power and authority to own and hold the properties and assets it now owns and holds and to carry on its business as and where such properties and assets are now owned or held and such business is now conducted. Each of the Subsidiaries is duly qualified and in good standing in the states in which the character of the properties and assets now owned or held by it or the nature of the business now conducted by it requires it to be so licensed or qualified, except where the failure to be so qualified or in good standing is not reasonably likely to have an Atlas Material Adverse Effect. Except as set forth on Schedule 4.3, the equity interests in all Subsidiaries are wholly-owned by the OLP, free and clear of all liens, security interests, claims, charges, encumbrances, rights, options to purchase, voting trusts or other voting agreement and calls and commitments of every kind affecting the Subsidiary (other than such that may be contained in an applicable partnership agreement for a Subsidiary with respect to a partnership interest in that Subsidiary) and the OLP has good and marketable title to such interests.

     (e) The General Partner has furnished to the Contributors true and correct copies of the organizational documents of each of the Subsidiaries, in effect as of the date hereof and as of the Closing Date.

4.4  Capitalization.

     (a) The General Partner is the sole general partner of the MLP, with a general partner interest in the MLP of 1.0101%; such general partner interest has been duly authorized and validly issued and is fully paid and non-assessable; and the General Partner owns such general partner interest, beneficially and of record.

     (b) The General Partner is the sole general partner of the OLP, with a general partner interest in the OLP of 1.0101 %; such general partner interest has been duly authorized and validly issued and is fully paid and non-assessable; and the General Partner owns such general partner interest beneficially and of record.

     (c) The MLP is the sole limited partner of the OLP, with a limited partner interest of 98.9899%; such limited partner interest has been duly authorized by the limited partnership agreement of the OLP, and was validly issued and is fully paid and non-assessable; and except as set forth on Schedule 4.4, the MLP owns such limited partner interest in the OLP, beneficially and of record, free and clear of all Liens.

     (d) All outstanding Common Units, Subordinated Units and Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued and are fully paid and non-assessable. All of the outstanding Subordinated Units are owned by the General Partner, beneficially and of record.

     (e) The New Equity (including the Subordinated Units issuable upon conversion of the Deferred Participation Units and Common Units issuable upon conversion of Subordinated Units (including Subordinated Units received upon conversion of the Deferred Participation Units)) to be issued to the Contributors and the limited partner interests represented thereby will, upon receipt of unitholder approval, be duly authorized and, when issued and delivered against exchange therefor as provided herein or in the MLP Agreement Amendment, as the case may be, will be validly issued, fully paid, non-assessable, free and clear of all Liens.

     (f) Other than in the governing documents of the Atlas Entities, there are no preemptive rights applicable to, nor any restriction upon the voting or transfer of, any equity interests of any Atlas Entity in any agreement or other instrument to which the MLP, the OLP or any of the Subsidiaries is a party or by which any of them may be bound.

     (g) As of the date hereof, there are 1,621,159 Common Units outstanding and 1,641,026 Subordinated Units outstanding. Other than this Agreement or as set forth on Schedule 4.4, there are no outstanding subscriptions, options, convertible securities, warrants, calls, rights or agreements or commitments of any kind (issued or granted by, or binding upon, the MLP, the OLP or the Subsidiaries) to purchase or otherwise acquire any security of or equity interest in MLP, the OLP or the Subsidiaries.

4.5  No Conflicts.

     Except as set forth on Schedule 4.5 or as contemplated by this Agreement, the execution and delivery by the applicable Atlas Entity of this Agreement does not (and, in the case of the Constituent Documents, will not, as of the Closing
Date), and the performance by the applicable Atlas Entity of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not (and, in the case of the Constituent Documents, the performance by the applicable Atlas Entity of its obligations thereunder and the consummation of the transactions contemplated thereby will not, as of the Closing Date):

     (a) conflict with any of, or require the consent of any person or entity under, the terms, conditions or provisions of the charter documents or bylaws or equivalent governing instruments of the General Partner, the MLP, the OLP or the Subsidiaries (collectively, the "Atlas Entities") other than unitholder approval;

     (b) violate any provision of any law, statute, ordinance, rule or regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to the Atlas Entities, except for those which in the aggregate are not reasonably likely to have an Atlas Material Adverse Effect;

     (c) conflict with, result in a breach of, constitute a default under (whether with notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by or any remedies or any rights of termination or cancellation or the loss of benefits or change in the rights or obligations of any party, or require any consent, authorization or approval under any indenture, mortgage or lien, or any agreement, contract, commitment or other instrument to which any of the Atlas Entities is a party or by which any of them is bound or to which any property of any of the Atlas Entities is subject, except for those which in the aggregate are not reasonably likely to have an Atlas Material Adverse Effect; or

     (d) result in the creation of any Lien on the New Equity or the assets of any of the Atlas Entities under any indenture, mortgage, agreement, contract, commitment or other instrument to which any of the Atlas Entities is bound.

4.6  Governmental Approvals and Filings.

     Except as set forth on Schedule 4.6 and other than compliance with and filings under the HSR Act, if necessary, and as otherwise contemplated in this Agreement, no consent, approval, license, permit, action, order, authorization of, or registration, declaration or filing with, or notice to any Governmental Authority on the part of the Atlas Entities is required in connection with the execution, delivery and performance of this Agreement or any of the Constituent Documents or the consummation of the transactions contemplated hereby or thereby, except (i) where the failure to obtain any such consent, approval or action, to make any such filing or to give any such notice is not reasonably likely to have an Atlas Material Adverse Effect, and (ii) those as would be required solely as a result of the identity or the legal or regulatory status of Triton or any person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with Triton ("Triton Affiliates").

4.7  Books and Records.

     The minute books and other similar governance records of the Atlas Entities, true and complete copies of which shall be made available to the Contributors no later than the Closing Date, contain a true and complete record, in all material respects, of all material action taken at all meetings and by all written consents in lieu of meetings of the members, the partners, the board of managers, the board of directors and committees of the management of the Atlas Entities, as applicable.

4.8  SEC Filings.

     The MLP closed its initial public offering for the Common Units on February 2, 2000 (the "IPO Date"). Prior to such date, the MLP was not a reporting company under Sections 13 of 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The MLP has made all filings required to be made by the Securities Act and the Exchange Act; all filings by the MLP with the Securities and Exchange Commission (the "SEC"), at the time filed (in the case of documents filed pursuant to the Exchange Act) or when declared effective by the SEC (in the case of registration statements filed under the Securities Act) complied in all material respects with the applicable requirements of the Securities Act and Exchange Act; no such filing, at the time filed, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements contained therein, not misleading; and all financial statements contained or incorporated by reference therein complied as to form when filed in all material respects with the rules and regulations of the SEC with respect thereto, were prepared from the books and records of the MLP in accordance with GAAP (except as noted therein, and except, in the case of unaudited interim financial statements, for normal year-end adjustments) and fairly present in all material respects (i) the consolidated financial condition of the MLP as and at the respective dates and
(ii) the results of operations of the MLP for the respective periods covered thereby.

4.9  No Adverse Change.

     Except as disclosed on Schedule 4.9, since the date of the most recent quarterly report of the MLP filed with the SEC, there have been no changes in
(a) the assets, liabilities or financial condition of the Atlas Entities from that set forth in the balance sheet included in the financial statements of the MLP contained in that quarterly report (the "MLP Balance Sheet"), or (b) the business, condition (financial or otherwise) or results of operations of the MLP, the OLP or the Subsidiaries, in each case, that are reasonably likely to have an Atlas Material Adverse Effect.

4.10 Default and Liabilities.

     (a) Except as set forth on Schedule 4.10(a), the Atlas Entities are not in default under, and, to the knowledge of the Atlas Entities, no condition exists that with notice or lapse of time or both would constitute a default under (i) any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument evidencing borrowed money to which they or any of their properties are bound, (ii) any Order, or (iii) any other agreement, except, in each case, for such defaults and conditions that, individually or in the aggregate, are not reasonably likely to have an Atlas Material Adverse Effect.

     (b) Except as set forth on Schedule 4.10(b) or as otherwise set forth on the MLP Balance Sheet or reflected in the notes thereto, the Atlas Entities have no obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due) that, individually or in the aggregate, are reasonably likely to have an Atlas Material Adverse Effect.

4.11 Taxes.

     (a) Except as set forth on Schedule 4.11(a) or as is not reasonably likely to have an Atlas Material Adverse Effect, (i) all Tax Returns required to be filed by or with respect to the Atlas Entities and any affiliated, consolidated, combined, unitary or similar group of which any of the Atlas Entities is or was a member have been duly filed on a timely basis (taking into account all extensions of due dates); (ii) all Tax Items required to be included in each such Tax Return have been so included and all such Tax Items and any other information provided in each such Tax Return are true, correct and complete;
(iii) all Taxes owed by any of the Atlas Entities and any affiliated, consolidated, combined, unitary or similar group of which any of the Atlas Entities is or was a member which are or have become due have been timely paid in full; (iv) no penalty, interest or other charge is or will become due with respect to the late filing of any such Tax Return or late payment of any such Tax; (v) the Atlas Entities have withheld and paid over all Taxes required to have been withheld and paid over, and have complied with all information reporting and backup withholding requirements in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party;
(vi) there are no Liens on any of the assets of any of the Atlas Entities that arose in connection with any failure (or alleged failure) to pay any Tax on any of the assets of the Atlas Entities, with respect to Taxes, other than Liens for Taxes not yet due payable; (vii) there is not in force any extension of time with respect to the due date for the filing of any Tax Return of or with respect to the Atlas Entities or any affiliated, consolidated, combined, unitary or similar group of which any of the Atlas Entities is or was a member, nor are there any outstanding agreements or waivers by or with respect to any of the Atlas Entities, extending the period for assessment or collection of any Taxes; and
(viii) there is no pending action, proceeding or investigation for assessment or collection of Taxes and no Tax assessment, deficiency or adjustment has been asserted or proposed with respect to the Atlas Entities.

     (b) Except as set forth on Schedule 4.11(b) or as is not reasonably likely to have an Atlas Material Adverse Effect, no claim that any of the Atlas Entities is or may be subject to taxation has ever been made by an authority in a jurisdiction where any of the Atlas Entities, or any affiliated, consolidated, combined, unitary or similar group of which any of the Atlas Entities is or was a member, do not file Tax Returns.

     (c) Except as set forth on Schedule 4.11(c) or as is not reasonably likely to have an Atlas Material Adverse Effect, the total amounts set up as liabilities for current and deferred Taxes in the Atlas Financial Statements (as defined below) (as adjusted for operations and transactions in the Ordinary Course of Business since the date of the MLP Financial Statements) will be sufficient to cover the payment of all Taxes, whether or not assessed or disputed, which are, or are hereafter found to be, or to have been, due by or with respect to the Atlas Entities up to and through the periods ending on the dates thereof.

     (d) Schedule 4.11(d) contains a true and complete copy of each written Tax allocation or sharing agreement and a true and complete description of each unwritten Tax allocation or sharing arrangement affecting the Atlas Entities. To the extent such Tax allocation or sharing arrangements are not with another of the Atlas Entities, such agreements will be terminated effective as of the Closing Date, and no payments will become due by the Atlas Entities thereafter.

     (e) None of the Atlas Entities owns any interest in any controlled foreign corporation (as defined in Section 957 of the Code), foreign personal holding company (as defined in Section 552 of the Code), passive foreign investment company (as defined in Section 1297 of the Code) or other entity the income of which is or could be required to be included in the income of any of the Atlas Entities.

     (f) None of the property of the Atlas Entities is subject to a safe-harbor lease (pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954 as in effect after the Economic Recovery Tax Act of 1981 and before the Tax Reform Act of 1986) or is "tax-exempt use property" (within the meaning of Section 168(h) of the Code) or "tax-exempt bond financed property" (within the meaning of
Section 168(g) of the Code).

     (g) None of the Atlas Entities have made any payments, are obligated to make any payments, or are a party to any agreement that under certain circumstances could obligate any of them to make any payments that would not be deductible under Section 280G of the Code.

     (h) Except as set forth on Schedule 4.11(h), none of the Atlas Entities (i) have been a member of an affiliated group filing a consolidated federal income Tax Return or (ii) have any liability for the Taxes of any person or entity under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise.

     (i) None of the Atlas Entities have entered into any agreement or arrangement, with respect to any Tax, with any Governmental Authority that imposes such Tax, or the agency (if any) charged with the collection of such Tax for such Governmental Authority, including any governmental or quasi-governmental entity or agency that imposes, or is charged with collecting, social security or similar charges or premiums, which agreement or arrangement
(i) requires any of the Atlas Entities to take any action or to refrain from taking any action or (ii) waives any statute of limitations relating to the payment of Taxes.

     (j) Each of the Atlas Entities is, and has been, from the date of its organization through the Closing, classified as a partnership or as a disregarded entity for federal and applicable state income Tax purposes; no election has ever been filed to cause any of the Atlas Entities to be taxed as a corporation for federal or state income Tax purposes; and none of the Atlas Entities have taken any position contrary to such treatment.

     (k) There are no changes in the tax accounting methods subject to Section 481(a) of the Code that have an ongoing effect on any of the Atlas Entities.

4.12 Legal Proceedings; Compliance With Laws and Orders.

     Except as set forth on Schedule 4.12 or as disclosed in Section 4.18:

     (a) there are no Actions or Proceedings pending or, to the knowledge of the General Partner, threatened in writing against, relating to or affecting the Atlas Entities or any of their respective assets and properties that are reasonably likely (i) to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or the Constituent Documents, or (ii) individually or in the aggregate with other such Actions or Proceedings, to have an Atlas Material Adverse Effect;

     (b) there are no Orders outstanding against any of the Atlas Entities that, individually or in the aggregate with other such Orders, are reasonably likely to have an Atlas Material Adverse Effect; and

     (c) none of the Atlas Entities are in violation of or in default under any laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any Governmental Authority which violation or default, individually or in the aggregate, is reasonably likely to have an Atlas Material Adverse Effect.

4.13 Benefit Plans; ERISA.

     None of the MLP, the OLP or any of the Subsidiaries has any employees or has established any Plan. In addition, none of the Atlas Entities has now, and will not have prior to

Closing, any liability or obligation (x) arising under or related to any Plan,
(y) otherwise in respect of any person for, or in respect of, in any manner, salary, wages, commissions, bonuses, employee benefits, pension benefits, severance, termination pay or other similar obligations or liabilities or (z) arising under or related to any laws relating to employees or any of the other items set forth in clauses (x) and (y).

4.14 Assets Other than Real Property Interests.

     (a) The MLP, the OLP and the Subsidiaries have good and marketable title to all material assets reflected on the MLP Balance Sheet or thereafter acquired, except those sold or otherwise disposed of since June 30, 2001, in the Ordinary Course of Business and not in violation of this Agreement, in each case free and clear of all Liens except (i) such as set forth on Schedule 4.14, (ii) mechanics', carriers', workmen's, repairmen's or other like Liens arising or incurred in the Ordinary Course of Business, Liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the Ordinary Course of Business and Liens for Taxes that are not due and payable or that may thereafter be paid without penalty, (iii) Liens that secure debt that is reflected as a liability on the Atlas Financial Statements and the existence of which is indicated in the notes thereto, and
(iv) other imperfections of title or encumbrances, if any, that, individually or in the aggregate, would not reasonably be expected to have an Atlas Material Adverse Effect (the Liens described in clauses (i) through (iv) above are hereinafter referred to collectively as "Atlas Permitted Liens").

     (b) All the material tangible personal property, including pipelines, meters, compressors and other equipment or fixtures used in the gas gathering business, of all of the MLP, OLP or the Subsidiaries has been maintained in accordance with generally accepted industry practice and is in good operating condition and repair, ordinary wear and tear excepted, in each case except such as is not reasonably likely to have an Atlas Material Adverse Effect. This
Section 4.14 does not relate to real property or interests in real property, such items being the subject of Section 4.15.

4.15 Title to Real Property.

     (a) The MLP, OLP or the Subsidiaries have (or will have at Closing):

          (i) good and marketable title in fee to all real property and interests in real property, owned or purported to be owned in fee by the MLP, the OLP or the Subsidiaries (individually, an "Atlas Owned Property"); and set forth on Schedule 4.15(a)(i) is a list of each Atlas Owned Property; and

          (ii) good and marketable title to the leasehold estates in all real property and interests in real property purported to be leased by the MLP, the OLP or the Subsidiaries (individually, an "Atlas Leased Property"); and set forth on Schedule 4.15(a)(ii) is a list of each Atlas Leased Property;

          and in the case of both clause (i) and (ii), free and clear of all Liens, except:

               (1) Liens as set forth on Schedule 4.15(a);

               (2) leases, subleases and similar agreements set forth on
               Schedule 4.15(a);

               (3) Atlas Permitted Liens;

               (4) easements, covenants, rights-of-way and other similar restrictions of record;

               (5) any conditions that may be shown by a current, accurate survey or physical inspection of any Atlas Owned Property or Atlas Leased Property made prior to Closing; and

               (6) (A) zoning, building and other similar restrictions, (B) Liens, easements, covenants, rights-of-way and other similar restrictions that have been placed by any developer, landlord or other third party on property over which any of the Atlas Entities have easement rights or on any Atlas Leased Property, and (C) unrecorded easements, covenants, rights-of-way and other similar restrictions, none of which items set forth in clauses
               (A), (B) and (C), individually or in the aggregate, is reasonably likely to have an Atlas Material Adverse Effect.

Those items set forth in clauses (1)-(6) above are herein referred to as the "Atlas Permitted Encumbrances".

          (iii) The Atlas Permitted Encumbrances do not materially interfere with or adversely impact upon the operations of the business of the Atlas Entities.

     (b) With respect to easements, rights of way, licenses and land use permits used by the Atlas Entities (collectively, the "Atlas Easements"), the MLP, the OLP or the Subsidiaries, as the case may be, have (i) title to or interest in the Atlas Easements free and clear of the claims of those claiming by, through, or under the MLP, the OLP or the Subsidiaries, as the case may be, and not otherwise, and (ii) indefeasible title to or interest in the Atlas Easements sufficient to enable the MLP, the OLP or the Subsidiaries, as the case may be, to use and operate their assets and conduct their business in a reasonable and customary manner and without interference arising from defects in title, except for the Atlas Permitted Encumbrances. Except as set forth on Schedule 4.15(b), all Atlas Easements originally held by Resource America, the Resource America Entities or any of the MLP Affiliates of which title was not held by the MLP, the OLP or any of the Subsidiaries on the date of the MLP's initial public offering and in the prospectus for such offering that were described as to be conveyed to the MLP, the OLP or the Subsidiaries, as applicable, have been so conveyed.

     (c) Schedule 4.15(c)(i) includes a list of each Atlas Owned Property and Atlas Leased Property representing a real property interest in a compressor site (each, a "Compressor Property Interest"). Schedule 4.15(c)(ii) includes a list of each Atlas Owned Property and Atlas Leased Property representing a real property interest in a gas meter site (each, a "Meter Property Interest"). The Atlas Entities have (or will have at Closing) good and marketable title or leasehold interest in and to each Compressor Property Interest and Meter Property Interest. The Compressor Property Interests and Meter Property Interests constitute all of the compressor sites and meter sites, respectively, necessary to conduct the business of Atlas Entities as currently conducted.

     (d) Except as set forth on Schedule 4.15(d), neither Resource America nor any of the MLP Affiliates (other than the MLP, the OLP and the Subsidiaries) have any equipment or property located on or within the Atlas Owned Property, the Atlas Leased Property or the Atlas Easements nor any claim to an interest in such property.

     (e) Except as set forth on Schedule 4.15(e), neither the MLP, the OLP or any of the Subsidiaries have any equipment or property located on or within the real property, easements or leased property owned or controlled by Resource America or any of the MLP Affiliates (other than the MLP, the OLP and the Subsidiaries).

     (f) Set forth on Schedule 4.15(f) is a list of all Atlas Owned Property and Atlas Leased Property acquired by the Atlas Entities since the IPO Date. Except as set forth on Schedule 4.15(f), since the IPO Date, none of the Atlas Entities have acquired any real property or interests in real property, and none of Resource America or any Resource America Entity owns or has interest in or to any real or personal property or assets used by the Atlas Entities in the Ordinary Course of Business of the Atlas Entities.

4.16 Contracts.

     (a) Schedule 4.16 sets forth (with paragraph references corresponding to those set forth below) a true and complete list of the following Contracts to which any of the Atlas Entities is a party or is bound as of the date hereof, as follows:

          (i) all Contracts providing for a commitment of employment for a specified or unspecified term or otherwise relating to employment, the termination of employment, severance, personal services, consulting or indemnification for officers, directors or the like;

          (ii) all Contracts containing any provision or covenant prohibiting or materially limiting the ability of any of the Atlas Entities to engage in any business activity or to compete with any person or entity or prohibiting or materially limiting the ability of any person or entity to engage in any business activity or to compete with any of the Atlas Entities;

          (iii) all material partnership, joint venture, shareholders' or other similar Contracts with any person or entity;

          (iv) all Contracts providing for the lending of money, whether as borrower, lender or guarantor, which, individually or in the aggregate, exceed $50,000, and all related security agreements or similar agreements associated therewith;

          (v) all Contracts (including so-called take-or-pay or keepwell agreements) under which any of the Atlas Entities have directly or indirectly guaranteed indebtedness, liabilities or obligations of any person or entity (in each case other than endorsements for the purpose of collection in the Ordinary Course of Business) that, individually or in the aggregate, exceed $50,000;

          (vi) all Contracts pending for the acquisition or disposition, directly or indirectly (by merger or otherwise) of assets in any such case that individually exceed $50,000;

          (vii) all continuing Contracts for the future purchase or lease of materials, supplies or equipment (other than purchase contracts and orders for inventory in the Ordinary Course of Business) that have an aggregate future liability that exceed $50,000 and that are not terminable by any of the Atlas Entities by notice of not more than 60 days for an aggregate cost that is less than an amount as shall be set forth in Schedule 4.16;

          (viii) all Contracts pertaining to the ownership, operation, or maintenance of any and all facilities of any of the Atlas Entities having a term greater than 90 days that individually exceed $50,000;

          (ix) any other agreement (not expressly covered by one of the other clauses of this Section 4.16(a) of any of the Atlas Entities that requires annual payments to be made or received in excess of $50,000, and that is not cancelable with ninety (90) days notice;

          (x) (1) all Contracts pertaining to the purchase and sale of natural gas in all its forms and all other hydrocarbons (including liquid products) having a term of more than twenty-seven days or involving the payment or receipt of an amount per month of cash or other value in excess of $50,000; (2) all Contracts pertaining to the processing, treating, compression, gathering, storage, exchange, transportation or transmission of natural gas in all its forms and all other hydrocarbons (including liquid products) involving the payment or receipt of an amount per month of cash or other value in excess of $50,000;

          (xi) to the extent not otherwise as set forth on Schedule 4.16, any Contract the primary purpose of which is to indemnify or otherwise make whole any person or entity with an indemnification or make whole obligation having a value that exceeds $50,000;

          (xii) all Contracts between any of the Atlas Entities, on one hand, and any of the other Atlas Entities or any of the Resource America Entities or any affiliate of the Atlas Entities or the Resource America Entities, on the other hand;

          (xiii) all material Contracts relating in whole or in part to the intellectual property of any of the Atlas Entities;

          (xiv) all collective bargaining or similar labor Contracts;

          (xv) all guarantees, indemnities, letters of credit, letters of comfort, surety bonds, self-bonds, other bonds, including reclamation bonds, performance bonds and other obligations obtained or issued by any of the Atlas Entities or their affiliates for the benefit of any of the Atlas Entities or otherwise in force with respect to any of the Atlas Entities; and

          (xvi) all Contracts (other than this Agreement and its governing documents) that (A) limit or contain restrictions on the ability of any of the Atlas Entities to declare or make distributions with respect to or to issue or purchase, redeem or otherwise acquire any of the equity of the Atlas Entities, to incur indebtedness, to incur or suffer to exist any Lien, to purchase or sell any assets and properties, to change the lines of business in which it participates or engages or to engage in any merger or other business combination or
          (B) require any of the Atlas Entities to maintain specified financial ratios or levels of net worth or other indicia of financial condition.

     (b) True copies of the written Contracts identified in Schedule 4.16 have been made available to the Contributors prior to the execution of this Agreement. Except as set forth on Schedule 4.16, none of the Atlas Entities are and, to the knowledge of the General Partner, no other party is in default under, or in breach or violation of (and no event has occurred which, with notice or the lapse of time or both, would constitute a default under, or a breach or violation of) any term, condition or provision of any Contract identified on Schedule 4.16 except for defaults, breaches, violations or events which, individually or in the aggregate, are not reasonably likely to have an Atlas Material Adverse Effect.

     (c) Other than Contracts that have terminated or expired in accordance with their terms, each of the Contracts identified on Schedule 4.16 constitutes valid, binding and enforceable obligations of the Atlas Entities to the extent it is a party thereto and, to the knowledge of the General Partner, enforceable obligations of any other party thereto, in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered on a proceeding in equity or at law) and an implied covenant of good faith and fair dealing) and is in full force and effect, except where such failure is not reasonably likely to have an Atlas Material Adverse Effect.

     (d) No event has occurred which either entitles, or would, upon notice or lapse of time or both, entitle the holder of any indebtedness for borrowed money affecting any of the Atlas Entities to accelerate, or which does accelerate, the maturity of any indebtedness affecting any of the Atlas Entities.

4.17 Intellectual Property.

     Schedule 4.17 sets forth all material patents, trademarks (registered and unregistered), service marks, trade names, copyrights and applications therefor owned, used, filed by or licensed to any of the Atlas Entities as of the date hereof. To the knowledge of the General Partner, none of the Atlas Entities are infringing, in any material respect, on any valid patent right, trademark, service mark, trade name or copyright of others, except for any of the foregoing that are not reasonably likely to have an Atlas Material Adverse Effect. Except as set forth on Schedule 4.17, the Atlas Entities own and have the right to use, execute, reproduce, display, perform, modify, enhance, distribute, prepare derivative works of and sublicense, without payment to any other person or entity, all intellectual property set forth on
Schedule 4.17, as applicable. The consummation of the transactions contemplated by this Agreement or any of the Constituent Documents will not conflict with, alter or impair any such rights, in each case, except such as, individually or in the aggregate, are not reasonably likely to have an Atlas Material Adverse Effect.

4.18 Environmental Matters.

     Except as set forth on Schedule 4.18 and except as is not reasonably likely to have an Atlas Material Adverse Effect, individually or in the aggregate:

          (a) The Atlas Entities are in compliance with all applicable Environmental Laws. None of the Atlas Entities have received any written communication that alleges that any of the Atlas Entities are not in compliance with applicable Environmental Laws. To the knowledge of the General Partner, none of the Atlas Entities have used any waste disposal site, or otherwise disposed of, or transported, or arranged for the transportation of, any Hazardous Materials to any location in violation of any Environmental Law.

          (b) (i) The Atlas Entities have obtained or have applied for all Environmental Permits necessary for the construction of their facilities or the conduct of their operations, and all such permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and (ii) the Atlas Entities are in material compliance with all terms and conditions of the Environmental Permits. Schedule 4.18(b) also sets forth a list of all categories of material Environmental Permits.

          (c) There is no Environmental Claim pending (i) against any of the Atlas Entities, (ii) against any person or entity whose liability for any Environmental Claim any of the Atlas Entities has retained or assumed either contractually or by operation of law, or (iii) against any real or personal property or operations that any of the Atlas Entities own, lease or manage, in whole or in part.

          (d) There have been no Releases of any Hazardous Material that are reasonably likely to form the basis of any Environmental Claims against any of the Atlas Entities or against any person or entity whose liability for any Environmental Claim any of the Atlas Entities have retained or assumed either contractually or by operation of law.

          (e) With respect to any predecessor of any of the Atlas Entities, there is no Environmental Claim pending or threatened, or any Release of Hazardous Materials that is reasonably likely to form the basis of any Environmental Claim.

          (f) With respect to any of the Atlas Entities, the General Partner has no knowledge of any material facts that the General Partner reasonably believes would form the basis of an Atlas Material Adverse Effect arising from (i) the cost of pollution control equipment currently required or known to be required in the future, or (ii) current remediation costs or remediation costs known to be required in the future.

          (g) There have been no material environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or that are in the possession of, any of the Atlas

          Entities with respect to any site or facility now or previously owned, operated or leased by any of the Atlas Entities that have not been made available to Contributor prior to the execution of this Agreement.

4.19 Licenses, Permits, Approvals.

     Each of the Atlas Entities possess all licenses, franchises, permits, certificates and governmental approvals and authorizations, that are required for the lawful operation of its business as currently operated, other than those the failure to possess of which is not reasonably likely to have an Atlas Material Adverse Effect.

4.20 Insurance.

     Schedule 4.20 lists all policies of fire, liability or other material forms of third-party insurance issued in the name of any of the Atlas Entities. The Atlas Entities are insured with financially responsible insurers in such amounts and against such risks and losses as are customary in all material respects for entities conducting the businesses conducted by the Atlas Entities. None of the Atlas Entities has received any notice of cancellation or termination with respect to any material insurance policy. To the knowledge of the General Partner, all of such insurance policies are valid and enforceable policies in all material respects.

4.21 Brokers.

     None of the Atlas Entities, Resource America nor the Resource America Entities has entered (directly or indirectly) into any agreement with any person, firm or corporation that would obligate any of the Contributors, Triton or any of their respective affiliates to pay any commission, brokerage or "finder's fee" or other fee in connection with this Agreement or the transactions contemplated herein other than agreements with Friedman Billings, Ramsey & Co., Inc., the fees, commissions and expenses of which shall be paid by the MLP.

4.22 Utility Status.

     None of the Atlas Entities are (i) an "investment company," or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company," a "public utility company," a "gas utility company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended, (iii) a "natural gas company" under the Natural Gas Act, as amended, or (iv) a public utility or public service company (or similar designation) by any state in the United States or by any foreign country.

4.23 Information Supplied.

     None of the information supplied or to be supplied by any of the Atlas Entities, Resource America or any Resource America Entity and any of their respective affiliates in writing or otherwise approved in writing by any of the Atlas Entities, Resource America or Resource America Entities and any of their respective affiliates for inclusion in the Proxy Statement will, at the date it is first mailed to the MLP's unit holders or at the time of the MLP Unit Holders' Meeting, contain any statement which, in the light of the circumstances under which such statement is made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for the MLP Unit Holders' Meeting or any amendment or supplement thereto. The Proxy Statement, shall, at all times, comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, except that no representation is made by the General Partner or the MLP with respect to statements made or incorporated by reference therein based on information supplied by either Contributor or Triton for inclusion or incorporation by reference in the Proxy Statement.

4.24 Securities Laws.

     (a) Assuming that the Contributors' representations and warranties contained in Section 3.25 are true as of the time of such offer, sale, issuance and delivery, the offer, sale, issuance and delivery of the New Equity to the Contributors pursuant to this Agreement and the issuance and delivery to the Contributors of (x) the Common Units upon conversion of the New Subordinated Units, (y) the issuance of Subordinated Units upon the conversion of the Deferred Participation Units and (z) the issuance of Common Units upon conversion of Subordinated Units received upon conversion of the Deferred Participation Units are (or with respect to the Common Units issuable upon the conversion of the New Subordinated Units, Subordinated Units issued upon the conversion of the Deferred Participation Units, or Common Units issued upon conversion of Subordinated Units received upon conversion of Deferred Participation Units, will be) exempt from the registration and prospectus delivery requirements of the Securities Act and are (or with respect to the Common Units issuable upon the conversion of the New Subordinated Units, Subordinated Units issued upon the conversion of the Deferred Participation Units, or Common Units issued upon conversion of Subordinated Units received upon conversion of Deferred Participation Units, will be) exempt from registration and qualification under the registration, permit or qualification requirements of all the blue sky and securities laws of any state having jurisdiction with respect thereto (except that the MLP may be required to prepare and file relevant forms in New York), and none of the Atlas Entities has taken or will take any action that would cause the loss of such exemption.

     (b) The MLP is an accredited investor within the meaning of Rule 501(a) under the Securities Act and the Triton Interests to be contributed to it pursuant to this Agreement are being acquired for its own account and not with a view toward, or for sale in connection with, any distribution thereof except in compliance with applicable United States federal and state securities laws. The General Partner and the MLP are aware that no Governmental Authority has made any finding or determination as to the fairness of an investment in the Triton Interests, nor any recommendation or endorsement with respect thereto. The General Partner and the MLP acknowledge that the contribution of the Triton Interests has not been registered under the Securities Act in reliance on an exemption therefrom.

     (c) The General Partner and the MLP have such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of the MLP's investment in the Triton Interests and the MLP is capable of bearing the economic risks of such investment.

     (d) The General Partner and the MLP have had the opportunity to ask questions of officers of Triton and the Contributors with respect to Triton and the Contributors, and have obtained such additional information as the General Partner and the MLP have desired regarding the business, financial condition and affairs of Triton; provided, however, that this representation shall not obviate any breach of any of the representations or warranties of the Contributors herein.

     (e) The MLP's principal executive office is located in Philadelphia, Pennsylvania and the offer of the Triton Interests is made in that state.

4.25 Permit Blocking.

     None of the Atlas Entities have been notified (nor is there any pending or threatened notification) by the United States Office of Surface Mining, Reclamation and Enforcement or the agency of any state administering the SMCRA that any of the Atlas Entities is (i) ineligible to receive surface mining permits, or (ii) under investigation to determine whether its eligibility to receive a SMCRA permit should be revoked, or (iii) otherwise permit blocked.

4.26 Exon-Florio.

     The MLP is not a "foreign person" for purposes of the Section 721 of the Defense Production Act of 1950, as amended, and any successor thereto and the regulations issued pursuant thereto or in consequence thereof.

4.27 Hedging.

     Except as set forth on Schedule 4.27, none of the Atlas Entities engage in any natural gas or other futures or options trading and is not a party to any price swaps, hedges, futures or similar instruments.

4.28 Other Regulations.

     The Atlas Entities (i) are primarily engaged in the business of gathering gas, (ii) are not subject to regulation under the Natural Gas Act by the Federal Energy Regulatory Commission, (iii) are exempt from regulation as a public utility by the Public Utility Commission of Ohio (and such exemption will not be affected by the consummation of the transactions contemplated in this Agreement or any of the Constituent Documents), (iv) are not regulated by the New York Public Service Commission (and the consummation of the transactions contemplated in this Agreement and in the Constituent Documents will not cause the Atlas Entities to be regulated by the New York Public Service Commission), and (v) are not subject to the Pennsylvania Public Utility Commission's regulatory authority and (vi) are not a "public utility" under any federal or state laws or regulations, and, in the case of each of the foregoing, no fact exists to indicate otherwise.

4.29 Opinion of Financial Advisor; Recommendation of Conflicts Committee.

     The Board of Managers of the General Partner has received the opinion of McDonald Investments, Inc., the financial advisor to the Conflicts Committee, to the effect that the transactions contemplated by this Agreement and the Constituent Documents, including, but not limited to, those matters to be approved at the MLP Unit Holders' Meeting, are fair from a financial point of view to the limited partners of the MLP (the "MLP Fairness Opinion"). Based on, among other things, the receipt of the MLP Fairness Opinion, the Conflicts Committee has approved this Agreement and the transactions contemplated hereby, and the other matters to be approved at the MLP Unit Holders' Meeting, and has agreed to recommend all such matters to the unit holders of the MLP in the Proxy Statement and has not taken or resolved to take any action adverse to such approval and/or recommendation.

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES OF

                                RESOURCE AMERICA

5.1  Existence.

     Resource America is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware. Resource America has all requisite corporate power and authority to own and hold the properties and assets it now owns and holds, and to carry on its business as and where such properties are now owned or held and such business is now conducted.


5.2  Authority.

     Resource America and its applicable energy subsidiaries other than the General Partner, the MLP, the OLP and the Subsidiaries (such subsidiaries being referred to as the "Resource America Entities") have the corporate power and authority to execute and deliver this Agreement and the other Constituent Documents to which they are or will be a party, to consummate the transactions contemplated hereby and thereby and to perform all the terms and conditions thereof to be performed by them. The execution and delivery of this Agreement by Resource America and the performance by Resource America and the Resource America Entities of all the terms and conditions hereof to be performed by each of them have been authorized and approved by all requisite corporate action. The execution and delivery by Resource America and the Resource America Entities of the Constituent Documents to which they are a party, the performance by Resource America and the Resource America Entities of all the terms and conditions thereof to be performed by them and the consummation of the transactions contemplated thereby, have been duly authorized and approved by all requisite corporate action of Resource America and the Resource America Entities. This Agreement constitutes (and, as of the Closing Date, the Constituent Documents, as applicable, shall constitute) the valid and binding obligation of Resource America and the Resource America Entities enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

5.3  No Conflicts.

     Except as set forth on Schedule 5.3 or as contemplated by this Agreement, the execution and delivery by Resource America of this Agreement does not, and the performance by Resource America of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not (and, in the case of the Constituent Documents to which they are a party, the performance by Resource America and the Resource America Entities of their obligations thereunder and the consummation of the transactions contemplated thereby will not, as of the Closing Date):

     (a) conflict with any of, or require the consent of any person or entity under, the terms, conditions or provisions of the charter documents or bylaws of Resource America or the Resource America Entities;

     (b) violate any provision of any law, statute, ordinance, rule or regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to Resource America or the Resource America Entities, except for those which in the aggregate are not reasonably likely to have an Atlas Material Adverse Effect; or

     (c) conflict with, result in a breach of, constitute a default under (whether with notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by or any remedies or any rights of termination or cancellation or the loss of benefits or change in the rights or obligations of any party, or require any consent, authorization or approval under any indenture, mortgage or lien, or any agreement, contract, commitment or other instrument to which any of Resource America or the Resource America Entities is a party or by which any of them is bound or to which any property of any of Resource America or the Resource America Entities is subject, except for those which in the aggregate are not reasonably likely to have an Atlas Material Adverse Effect.

5.4  Governmental Approvals and Filings.

     Except as set forth on Schedule 5.4 and other than compliance with and filings under the HSR Act, if necessary, and as otherwise contemplated in this Agreement, no consent, approval, license, permit, action, order, authorization of, or registration, declaration or filing with, or notice to any Governmental Authority or other person or entity on the part of Resource America or the Resource America Entities is required in connection with the execution, delivery and performance of this Agreement or any of the Constituent Documents or the consummation of the transactions contemplated hereby or thereby, except where the failure to obtain any such consent, approval or action, to make any such filing or to give any such notice is not reasonably likely to have an Atlas Material Adverse Effect.

5.5  Permit Blocking.

     None of Resource America or any Resource America Entity has been notified (nor is there any pending or threatened notification) by the United States Office of Surface Mining, Reclamation and Enforcement or the agency of any state administering the SMCRA that any of the Atlas Entities is (i) ineligible to receive surface mining permits, or (ii) under investigation to determine whether its eligibility to receive a SMCRA permit should be revoked, or (iii) otherwise permit blocked.

                                   ARTICLE VI

                             ADDITIONAL AGREEMENTS,
                        COVENANTS, RIGHTS AND OBLIGATIONS

6.1  Access to Information.

     From the date of this Agreement to the Closing, the Contributors shall provide and shall cause Triton to provide to the General Partner and its authorized representatives, and the General Partner shall provide and shall cause the MLP, the OLP and each of the Subsidiaries to provide to the Contributors and their respective authorized representatives, reasonable access to all of the books, records, assets, properties and employees, and shall furnish or cause to be furnished, as applicable, to the applicable other party hereto such information as such other party may reasonably request, unless any such access and disclosure would violate the terms of any agreement to which any such party is bound or any applicable law or regulation. Each of the parties hereto will use its reasonable business efforts to secure all requisite consents for the examination by the party and its representatives of all information covered by confidentiality agreements. Each of the parties hereto shall allow the other party access to and consultation with the lawyers, accountants and other professionals employed by or used by such parties for all purposes under this Agreement. Any such consultation shall occur under circumstances appropriate to maintain intact the attorney-client privilege as to privileged communications and attorney work product. The Contributors shall cause Triton to provide to the General Partner, and the General Partner shall cause the MLP to provide to the Contributors, unaudited financial statements for Triton and the MLP, respectively, within 30 days of the end of each month prior to the Closing.

6.2  Confidentiality.

     Until the Closing Date, the confidentiality of any data or information acquired pursuant to Section 6.1 shall be maintained by each of the above-named parties and their representatives pursuant to the terms of that Confidentiality Agreement dated November 1, 2001, between Triton and the MLP (the "Confidentiality Agreement"), which each of the Contributors, the General Partner, the MLP and Resource America hereby acknowledge is binding on it and Triton, the OLP, the Subsidiaries and the Resource America Entities, as applicable, and their respective representatives in accordance with its terms and applicable to all information disclosed by either Contributor and Triton, on one hand, or the General Partner, the MLP and Resource America, on the other, whether disclosed before or after the date hereof.

6.3  Restrictions on Conduct of the Atlas Entities Prior to Closing.

     Without first obtaining the written consent of the Contributors, which consent shall not be unreasonably withheld or delayed, from the date hereof until the Closing, except as set forth on Schedule 6.3 or as otherwise contemplated by this Agreement or required by applicable law, rule or regulation, the General Partner covenants that it will not (and Resource America shall cause the General Partner not to), and the General Partner shall cause each of the MLP, the OLP and the Subsidiaries not to:

     (a) make any material change in the conduct of their businesses and operations or their financial reporting and accounting methods;

     (b) other than in the Ordinary Course of Business, enter into any material Contract or terminate or amend in any material respect any Contract listed on Schedule 4.16 to which it is a party, or be in default in any material respect thereunder;

     (c) except for dividends or distributions from the General Partner, the MLP, the OLP or the Subsidiaries to their respective partners or members in accordance with Section 6.21, declare, set aside or pay any dividends or make any distributions with respect to its equity securities, or split, combine or reclassify any of its equity securities or issue or authorize the issuance of any other securities with respect to, in lieu of or in substitution for any of its equity securities, or purchase, redeem or otherwise acquire, directly or indirectly, any such securities;

     (d) merge into or with or consolidate with any other entity or acquire all or substantially all of the business, securities or assets of any person or entity;

     (e) make any change in any of their governing documents;

     (f) purchase any securities of any person or entity, except short-term debt securities of governmental entities and banks, or make any investment in any entity, joint venture or other business enterprise;

     (g) incur any indebtedness for borrowed money;

     (h) sell, lease or otherwise dispose of their assets other than in the Ordinary Course of Business pursuant to existing contracts;

     (i) except as otherwise permitted hereunder, purchase, lease or otherwise acquire any property of any kind whatsoever other than in the Ordinary Course of Business or make any capital expenditure in excess of the MLP's existing budget;

     (j) issue, deliver or sell or authorize or propose the issuance, delivery or sale of, any of its equity securities or other equity interests or securities or other equity interests convertible into or exchangeable or exercisable for its equity securities or other equity interests, or subscriptions, rights, warrants or options to acquire or other agreements or commitments of any character obligating it to issue any such securities or other equity interests;

     (k) implement or adopt any change in its tax methods, principles or elections;

     (l) hire any employees (other than in the Ordinary Course of Business) or any officer, enter into any employment agreement or enter into any collective bargaining or labor agreements or adopt any benefit plan;

     (m) permit any of its assets to become subject to any material Lien, covenant, right-or-way or other similar restriction of any nature whatsoever, except in the Ordinary Course of Business;

     (n) cancel any material indebtedness (individually or in the aggregate) or waive any claims or rights of substantial value;

     (o) except for intercompany transactions in the Ordinary Course of Business, pay, loan or advance any amount to, or sell, transfer or lease any of its assets to, or enter into any Contract with, any of the other Atlas Entities or Resource America Entities or any of their respective affiliates, officers, directors, partners, managers, members, shareholders, employees or any related person or entity;

     (p) enter into, agree upon or implement any settlement or compromise of pending litigation or other pending proceedings (other than ministerial actions) related to any claim, demand, lawsuit or Governmental Authority proceeding;

     (q) except as may be required by this Agreement or in the Ordinary Course of Business, to make any application, filing, or other request for approval from any Governmental Authority with respect to any new rates, services, terms and conditions of service or construction of facilities; or

     (r) commit to do or take any action in furtherance of any of the foregoing.

6.4  Restrictions on Conduct of Triton's Business Before Closing.

     Without first obtaining the written consent of the General Partner, which consent shall not be unreasonably withheld or delayed, from the date hereof until the Closing, except as set forth on Schedule 6.4 or as otherwise contemplated by this Agreement, or required by law, rules or regulations, the Contributors covenant that they shall cause Triton not to:

     (a) make any material change in the conduct of Triton's business and operations, or its financial reporting and accounting methods;

     (b) other than in the Ordinary Course of Business, enter into any material Contract or terminate or amend in any material respect any Contract listed on Schedule 3.16 to which it is a party, or be in default in any material respect thereunder (for avoidance of doubt, the parties acknowledge that this Section 6.4(b) shall not apply to (x) Contracts for the purchase, sale or transportation of coal having quantities and payment terms not materially greater than any existing or past Contracts to which Triton is or was a party, (y) equipment leases and (z) a Financing Transaction);

     (c) except for dividends or distributions from Triton to its members (x) to eliminate intercompany payables under Section 6.10, (y) in respect of taxes or (z) in connection with a Financing Transaction as permitted under
     Section 6.13, declare, set aside or pay any dividends or make any distributions with respect to its equity securities, or split, combine or reclassify any of its equity securities or issue or authorize the issuance of any other securities with respect to, in lieu of or in substitution for any of its equity securities, or purchase, redeem or otherwise acquire, directly or indirectly, any such securities;

     (d) merge into or with or consolidate with any other entity or acquire all or substantially all of the business, securities or assets of any person or entity;

     (e) make any change in its governing documents;

     (f) purchase any securities of any person or entity, except short-term debt securities of governmental entities and banks, or make any investment in any entity, joint venture or other business enterprise, other than purchases similar to those made previously and in the same business in which Triton currently operates, and that do not exceed in purchase price $1 million individually, or $5 million, in the aggregate (including any indemnification obligations);

     (g) incur indebtedness for borrowed money, other than the incurrence of indebtedness in the Ordinary Course of Business or pursuant to a Financing Transaction;

     (h) except as otherwise permitted hereunder, purchase, lease (other than equipment leases) or otherwise acquire any property of any kind whatsoever other than in the Ordinary Course of Business or make any capital expenditure in excess of Triton's existing budget for fiscal year 2002.

     (i) sell, lease or otherwise dispose of their assets other than in the Ordinary Course of Business;

     (j) issue, deliver or sell or authorize or propose the issuance, delivery or sale of, any of its equity securities or securities convertible into its equity securities, or subscriptions, rights, warrants or options to acquire or other agreements or commitments of any character obligating it to issue any such securities, except in connection with a Financing Transaction;

     (k) implement or adopt any material change in Triton's tax methods, principles or elections;

     (l) except in connection with a Financing Transaction, permit any of its assets to become subject to any material Lien, covenant, right-or-way or other similar restriction of any nature whatsoever, except in the Ordinary Course of Business;

     (m) enter into any collective bargaining or labor agreements or adopt any Plan;

     (n) cancel any material indebtedness (individually or in the aggregate) or waive any claims or rights of substantial value or than relating to arrangements or agreements with customers;

     (o) except for intercompany transactions in the Ordinary Course of Business, pay, loan or advance any amount to, or sell, transfer or lease any of its assets to, or enter into any Contract with, the Contributors or any of their affiliates;

     (p) enter into, agree upon or implement any settlement or compromise of pending litigation or other pending proceedings (other than ministerial actions) related to any claim, demand, lawsuit or Governmental Authority proceeding that (x) with respect to claims, demands, lawsuits or proceedings existing as of the date hereof, shall not result in liability in excess of the amount in controversy thereof (which amount in controversy shall include any fees, expenses, interest and penalties related thereto) and (y) with respect to claims, demands, lawsuits or proceedings arising after the date hereof, are not reasonably likely to result in a Triton Material Adverse Effect;

     (q) except as may be required by this Agreement or in the Ordinary Course of Business, to make any application, filing, or other request for approval from any Governmental Authority with respect to any new rates, services, terms and conditions of service or construction of facilities; or

     (r) commit to do any of the foregoing.

     (s) notwithstanding the foregoing, nothing in this Section 6.4 shall in any manner limit or restrict the ability of Triton or the Contributors (or any other person) to take, or cause to be taken, any action, in furtherance of a Financing Transaction.

6.5  Operations.

     From the date hereof until Closing, the General Partner covenants that it shall, and shall cause the MLP, the OLP and the Subsidiaries to, and the Contributors covenant that they will cause Triton to:

     (a) maintain their respective assets and properties and operate their respective business in the Ordinary Course of Business as was being conducted before the date hereof;

     (b) use reasonable business efforts to preserve substantially their business organization and keep available the services of their current employees and preserve their current relationships with customers, contractual parties and other persons and entities with whom they have significant business relations;

     (c) file on a timely basis all notices, reports or other filings necessary or required for the continuing operation of its business to be filed with or reported to any Governmental Authority; and

     (d) file on a timely basis all complete and correct applications or other documents necessary to maintain, renew or extend any permit, variance or any other approval required by any Governmental Authority necessary or required for the continuing operation of its business, whether or not such approval would expire before or after the Closing Date.

6.6  Certain Filings.

     As promptly as practicable following the execution of this Agreement:

     (a) if applicable, the parties shall prepare and file with the Federal Trade Commission and the Department of Justice, the appropriate filings and any supplemental information that may be reasonably requested therewith under the HSR Act, it being agreed that the General Partner and Triton shall each pay one-half of the required filing fees related to filings for the transactions contemplated by the Constituent Documents;

     (b) the MLP and the Contributors shall prepare and the MLP shall file with the SEC as soon as practicable after the date hereof, a proxy statement with respect to the MLP Unit Holders' Meeting (the "Proxy Statement"). The MLP and the Contributors will cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act. Each of the parties agrees that the information provided by it for inclusion in the Proxy Statement and each amendment or supplement thereto, at the time of mailing thereof to the MLP's unit holders, at the time of the MLP Unit Holders' Meeting and at the time it is filed, will not include any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The MLP will advise the Contributors promptly after it receives notice of any request by the SEC for amendment to the Proxy Statement or any other correspondence with the SEC. The parties will provide each other with reasonable opportunity to review and comment on any amendments or supplements to the Proxy Statement prior to filing such amendments or supplements with the SEC (including comment and review of any correspondence with the SEC, including without limitation comment letters), and further agree that each party will be provided with such number of copies of all filings made with the SEC as such party shall reasonably request. No filings of the Proxy Statement (or any amendments or supplements to either of them) shall be made without the approval of both parties (which consent shall not be unreasonably withheld); and

     (c) the parties shall make all required filings under applicable state securities and blue sky laws, and under all federal and state laws related to the transactions contemplated herein.

6.7  The MLP Unit Holders' Meeting.

     The MLP shall take (and the General Partner shall cause the MLP to take) all necessary action in accordance with and subject to applicable law and its agreement of limited partnership to call, give notice of, convene and hold a meeting of the holders of its limited partner units (the "MLP Unit Holders' Meeting") as promptly as practicable after the date of this Agreement to consider and vote upon the approval and adoption of (a) this Agreement and the transactions contemplated hereby, (b) the issuance of the New Equity pursuant to this Agreement, (c) the conversion of the Subordinated Units contemplated by
Section 2.2(c) of this Agreement, (d) the approval and adoption of the MLP Agreement Amendment, (e) the approval and adoption of the OLP Agreement Amendment and (f) all other matters that are required to be submitted to the MLP's unitholders in order to consummate the transactions contemplated by this Agreement. Approval of the foregoing matters shall require the favorable vote of
(x) holders of a majority of the outstanding Common Units entitled to vote at the MLP Unit Holders' Meeting and (y) holders of a majority of the outstanding Subordinated Units entitled to vote at the MLP Unit Holders' Meeting. The Board of Managers of the General Partner and the Conflicts Committee of the MLP shall recommend that the unit holders of the MLP vote in favor of the approval and adoption of the matters to be submitted to them in accordance with this Agreement and Section 6.7 hereof, and such recommendation shall be included in the Proxy Statement, together with a copy of the MLP Fairness Opinion; provided, however, that nothing contained in this Section 6.7 shall require the Board of Managers of the General Partner or the Conflicts Committee of the MLP to refrain from making any recommendation with respect to an Atlas Superior Transaction, which would result in a breach of its fiduciary duty under applicable law in accordance with Section 6.13. The Atlas Entities shall take all lawful action necessary or advisable to solicit the approval of the MLP's unit holders including, without limitation, timely mailing to the unit holders the Proxy Statement as promptly as practicable after the date hereof.

6.8  Opinion of Counsel to Atlas.

     In accordance with Section 13.3(d) of the limited partnership agreement of the MLP, the General Partner shall obtain an Opinion of Counsel, as defined in the limited partnership agreement of the MLP, to the effect that the amendments to the limited partnership agreement of the MLP proposed to be approved at the MLP Unit Holders' Meeting will not affect the limited liability of any limited partner of the MLP under applicable law.

6.9  Reasonable Business Efforts.

     (a) The Contributors, the General Partner and Resource America shall use their reasonable business efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable in accordance with applicable laws and regulations (i) to determine which notices, reports or filings are required to be made prior to the Closing, and which waivers, consents, approvals or authorizations are required to be obtained prior to the Closing in connection with the execution and delivery of this Agreement and the Constituent Documents and the consummation of the transactions contemplated hereby and thereby, (ii) to timely making all such notices, reports or filings and timely seeking all waivers, consents, approval or authorizations required by or necessary for the transactions contemplated by this Agreement and the Constituent Documents and the transactions contemplated hereby and thereby, and (iii) to ensure that all of the conditions to the obligations of the parties hereto contained in Sections 7.1, 7.2 and 7.3 are satisfied timely.

     (b) Nothing in this Section 6.9 or elsewhere in the Constituent Documents shall require any party hereto to hold separate or make any divestiture of any asset, and no waivers, consents, approvals or other authorizations shall be deemed to be obtained for purposes of this Agreement if such waiver, consent, approval or other authorization contains any restriction on their operations or other materially burdensome condition that would in any such case be material to the assets, liabilities or business of any of the Contributors, Triton, the Atlas Entities (taken as a whole) or Resource America, as applicable, in order to obtain any consent or approval or other clearance required by this Agreement; provided, further, that such reasonable actions shall not include any requirement to offer or grant financial accommodations to any third party or to remain secondarily liable with respect to any liability.

     (c) Subject to the other provisions of this Agreement, in furtherance of the foregoing, if any administrative or judicial action, proceeding or investigation is instituted (or threatened to be instituted) challenging any of the transactions contemplated by this Agreement or the Constituent Documents as violating or conflicting with any law or contract, each of the parties shall cooperate in all respects with each other and use its respective reasonable business efforts to (x) resolve any such matters so as to permit consummation of the transactions contemplated by this Agreement and the Constituent Documents, and (y) contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents, restricts or delays consummation of the transactions contemplated by this Agreement and the Constituent Documents. Each of the parties agrees to cooperate with each other in connection with the matters described in this Section 6.9, including, without limitation, (i) to promptly keep each other informed of any communications or other information received by such party and (ii) to consult with and to permit the other party to review and participate with respect to any communications, correspondence or meetings, in each such case, relating to any such matter.

     (d) The Atlas Entities, Resource America and the Resource America Entities shall use their reasonable business efforts, prior to and after Closing, to have transferred or otherwise assigned, or caused to be transferred or otherwise assigned, to the MLP, the OLP or a Subsidiary, as the case may be, all Atlas Easements, rights, contracts, agreements, permits and other assets (including, without limitation, all Atlas Owned Property, Atlas Leased Property, Compressor Property Interests and Meter Property Interests) used by the Atlas Entities or necessary for use in the business of the Atlas Entities, but not previously obtained by, transferred or otherwise assigned to the MLP, OLP or such Subsidiary prior to the date hereof (in each case, without cost or penalty to the Atlas Entities).

6.10 Intercompany Accounts.

     Prior to or on the Closing Date (a) Triton shall pay all outstanding payables owed to the Contributors or any of their respective affiliates, (b) the Contributors and any of their respective affiliates shall pay or eliminate all outstanding payables owed to Triton, (c) Resource America and the Resource America Entities shall pay all outstanding payables owed to the Atlas Entities except for the net of trade accounts payable in the Ordinary Course of Business under the existing Master Natural Gas Gathering Agreement over trade accounts receivable, which shall be paid in the Ordinary Course of Business consistent with the timing of past payments, and (d) the Atlas Entities shall pay all outstanding payables owed to Resource America and the Resource America Entities.

6.11 Transfer Restrictions.

     (a) From and after the Closing, the Common Units or other interests in the MLP owned by Resource America or any of its affiliates (including any Resource America Entity or affiliate thereof) shall not be transferable by Resource America or any such affiliate except to Resource America or any affiliate of Resource America (provided such transferee agrees in writing to be bound by this Section 6.11(a)) without the prior written consent of the MLP until the earlier of (x) the first anniversary of the Closing Date and (y) the sale by the Contributors of $50 million in proceeds of the New Common Units in any registered offering, except that Resource America and such affiliates may (a) participate in pro rata redemptions or distributions to all holders of Common Units or a sale of the MLP involving the acquisition of the Common

Units of the public holders thereof; (b) offer and sell Common Units in the Public Offering (defined below) in accordance with and as permitted by Section 6.23; and (c) pledge such interests in connection with a bona fide financing transaction.

     (b) From and after the Closing, the New Common Units or other interests in the MLP owned by the Contributors or any affiliates thereof shall not be transferable by the Contributors or any such affiliate except to the Contributors or any affiliate thereof (provided such transferee agrees in writing to be bound by this Section 6.11(b)) until the first anniversary of the Closing Date or pursuant to a registered offering, except that the Contributors and such affiliates may (a) participate in pro rata redemptions or distributions to all holders of Common Units or a sale of the MLP involving the acquisition of the Common Units of the public holders thereof; (b) offer and sell Common Units in the Public Offering (defined below) in accordance with and as permitted by
Section 6.23; and (c) pledge such interests in connection with a bona fide financing transaction.

     (c) In addition, in connection with the Public Offering, Resource America, the Contributors and their respective affiliates agree that, if so requested by the managing underwriters thereof, each of them shall deliver a lock-up agreement consistent with the terms of this Section 6.11. Resource America and the Contributors agree (and shall cause their respective affiliates to agree) that any transfer of Common Units or other interests of the MLP otherwise than in accordance with this Agreement and the MLP Agreement Amendment shall be null and void.

6.12 No Solicitation.

     (a) Subject to Section 6.13 below (including, without limitation, a Financing Transaction), each of the Contributors (on behalf of itself and Triton) agrees that upon execution of this Agreement, it shall terminate and shall cause Triton to terminate all discussions and negotiations with third parties (other than the Atlas Entities, Resource America and the Resource America Entities) regarding a sale or other transaction involving (i) the Triton Interests, (ii) the assets (other than in the Ordinary Course of Business), business or securities of Triton, or (iii) any other transaction similar to the transactions contemplated by this Agreement and the Constituent Documents (collectively, the "Triton Alternative Transactions"), and thereafter will not, directly or indirectly, nor shall they authorize or permit any of the Contributors' or Triton's officers, directors or employees, or any investment banker, financial advisor, attorney, accountant or other representative retained by them, so long as this Agreement remains in effect (1) to solicit, initiate, encourage (including by way of furnishing information or assistance), conduct discussions with or engage in negotiations with or take any action to facilitate, any inquiries, or the making of any proposal which constitutes or is reasonably likely to lead to a Triton Alternative Transaction, (2) to enter into any agreement with any person or entity, other than the Atlas Entities, Resource America or the Resource America Entities in respect of a Triton Alternative Transaction, or (3) to make or authorize any statement, recommendation or solicitation in support of any Triton Alternative Transaction by any person or entity, other than by the Atlas Entities, Resource America or the Resource America Entities.

     (b) Subject to Section 6.13 below, the General Partner (on its own behalf and on behalf of the Atlas Entities) and Resource America (on behalf of itself and on behalf of the

Resource America Entities) agree that upon execution of this Agreement, they shall terminate and shall cause the Atlas Entities, Resource America and the Resource America Entities to terminate all discussions and negotiations with others regarding a sale or other transaction involving (i) any of the Atlas Entities, (ii) the assets (other than in the Ordinary Course of Business), business or securities of any of the Atlas Entities or direct or indirect control of any of the Atlas Entities or the Board of Managers of the General Partner or the Conflicts Committee of the General Partner, (iii) the General Partner, or (iv) any other transaction similar to the transactions contemplated by this Agreement and the Constituent Documents (collectively, the "Atlas Alternative Transactions"), and thereafter will not, directly or indirectly, nor shall they authorize or permit any of the Atlas Entities', Resource America's or the Resource America Entities' officers, directors or employees, or any investment banker, financial advisor, attorney, accountant or other representative retained by them, so long as this Agreement remains in effect (1) to solicit, initiate, encourage (including by way of furnishing information or assistance), conduct discussions with or engage in negotiations with or take any action to facilitate, any inquiries, or the making of any proposal which constitutes or is reasonably likely to result in an Atlas Alternative Transaction, (2) to enter into any agreement with any person or entity, other than the Contributors, Triton or their respective affiliates in respect of an Atlas Alternative Transaction, or (3) to make or authorize any statement, recommendation or solicitation in support of any Atlas Alternative Transaction by any person or entity, other than by the Contributors, Triton or their respective affiliates.

6.13 Permitted Actions.

     (a) Triton Permitted Actions. Notwithstanding the provisions of Section
6.12 above, the Contributors, Triton and their respective affiliates, representatives and other parties restricted by Section 6.12(a) shall be entitled to take any action that Contributor is otherwise prohibited by Section
6.12 from taking in response to any third party inquiry, contact or proposal received by it if (i) the initial inquiry, contact or proposal from any third party was not received in violation of Section 6.12 above, and (ii) Contributors' Board of Managers shall have determined, in its good faith judgment, that any such otherwise prohibited action would result in the negotiation and consummation of a Triton Superior Transaction; provided, however, that Contributor may not execute a binding agreement on behalf of Triton to effect a Triton Superior Transaction unless this Agreement has first been terminated as provided in Section 9.1(i). The Contributors agree that they will notify the General Partner immediately if any inquiry, contact or proposal is received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, the Contributors or Triton or their representatives, and thereafter shall keep the General Partner informed, on a current basis, on the status of any such inquiry, contact or proposal and the status of any such negotiations or discussions. Prior to taking any action in respect of a Triton Superior Transaction, the Contributors, Triton and their respective affiliates shall agree to negotiate in good faith with the Atlas Entities, Resource America and the Resource America Entities for a period of 5 business days exclusively to reach an agreement that the parties determine, in light of the circumstances, would be more favorable than such Triton Superior Transaction giving rise to such exclusive negotiations.

     For purposes of this Agreement, a "Triton Superior Transaction" means any Triton Alternative Transaction (i) pursuant to which a third party (other than the Atlas Entities or any of their respective affiliates) would acquire, for consideration consisting of cash and/or marketable securities, (x) more than 50% of the Triton Interests or (y) substantially all of the assets of Triton, taken as a whole, and (ii) which the Boards of Managers of the Contributors determine in good faith, after consultation with counsel and their financial advisor, to be more favorable to the holders of the Triton Interests generally (based on, among other considerations as the Board of Managers shall deem relevant, the likelihood, timeliness and ease of completion) and from a financial perspective than the transactions contemplated by this Agreement, and for which the financing, if applicable, is then committed or which, in the good faith determination of the Board of Managers, is reasonably capable of being obtained.

     Notwithstanding anything herein to the contrary, one or more Financing Transactions will not be prohibited or restricted and will not be deemed for any purpose hereunder a Triton Alternative Transaction or a Triton Superior Transaction. For purposes of this Agreement, a "Financing Transaction" means any transaction involving the issuance, sale or other disposition of equity (including, without limitation, securities or interests convertible or exchangeable into or exercisable for equity interests) or the incurrence of indebtedness (including subordinated debt with equity-like components, including, without limitation, convertible debt, warrants, options or other rights) intended as a bridge or similar financing source, in order to satisfy, replace or refinance obligations or liabilities of Triton, the Contributors or any of their respective subsidiaries or affiliates existing as of the date of the Triton Balance Sheet or incurred after such date in the Ordinary Course of Business; provided, however, that no such financing shall result in the acquisition by any party not affiliated with the Contributors in form or substance of 35% or more of the voting or economic interests or assets of Triton. For avoidance of doubt, the parties agree that an amount equal to the lesser of (i) $20.5 million or (ii) the amount of the equity contribution to Triton by Intermediary on or about December 28, 2001 or December 31, 2001, for all purposes hereunder, shall be deemed a Financing Transaction and such amount shall be repaid in full at the Closing out of the proceeds of the Bank Financing.

     (b) Atlas Permitted Actions. Notwithstanding the provisions of Section 6.12 above, the General Partner (with respect to the Atlas Entities) shall be entitled to take any action that the General Partner is otherwise prohibited by
Section 6.12 from taking in response to any third party inquiry, contact or proposal received by it if (i) the initial inquiry, contact or proposal from any third party was not received in violation of Section 6.12 above, (ii) the Conflicts Committee shall have determined, in its good faith judgment, that any such otherwise prohibited action would result in the negotiation and consummation of an Atlas Superior Transaction, and (iii) the Conflicts Committee and the General Partner shall have both determined, after consultation with and based on the advice of their respective legal counsel, that the failure to take such action would be inconsistent with the General Partner's or its Board of Managers' fiduciary duties to the holders of the MLP's Common Units and Subordinated Units under applicable law; provided, that the General Partner may not execute a binding agreement on behalf of any of the Atlas Entities to effect an Atlas Superior Transaction unless this Agreement has first been terminated as provided in Section 9.1(j). The General Partner agrees that it will notify the Contributors immediately if any inquiry, contact or proposal is received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any of the Atlas Entities or their representatives, and thereafter shall keep the Contributors informed, on a current basis, on the status of any such inquiry, contact or proposal and the status of any such negotiations or discussions. Prior to taking any action in respect of an Atlas Superior Transaction, the Atlas Entities, Resource America and the Resource America Entities shall agree to negotiate in good faith with the Contributors, Triton and their respective affiliates for a period of 5 business days exclusively to reach an agreement that the parties determine, in light of the circumstances, would be more favorable than such Atlas Superior Transaction giving rise to such exclusive negotiations.

     For purposes of this Agreement, an "Atlas Superior Transaction" means any Atlas Alternative Transaction (i) pursuant to which a third party (other than the Contributors, Triton or any of their respective affiliates) would acquire, for consideration consisting of cash and/or marketable securities, (x) more than 50% of the Common Units and the Subordinated Units or (y) substantially all of the assets of the Atlas Entities, taken as a whole, and (ii) which the Conflicts Committee determines in good faith, after consultation with counsel and its financial advisor, to be more favorable to the holders of the MLP's Common Units and Subordinated Units (based on, among other considerations as the Conflicts Committee shall deem relevant, the likelihood, timeliness and ease of completion) and from a financial perspective than the transactions contemplated by this Agreement, and for which the financing, if applicable, is then committed or which, in the good faith determination of the Conflicts Committee, is reasonably capable of being obtained.

6.14 Public Announcement.

     Immediately upon the execution of this Agreement, the parties hereto shall issue a press release with respect to the execution hereof and the transactions contemplated by the Constituent Documents, which press release shall be reasonably satisfactory to the General Partner, Resource America and the Contributors. No party hereto shall issue any other press release or make any other public announcement concerning this Agreement, the Constituent Documents or the transactions contemplated hereby or thereby without the prior approval of the General Partner, Resource America or the Contributors, as applicable (other than as may be required by law or by obligations pursuant to any listing agreement with the American Stock Exchange or the NASDAQ Stock Market, in which event the party making the public announcement or press release shall notify the General Partner or the Contributors, as applicable, in advance of such public announcement or press release), which approval shall not be unreasonably withheld or delayed.

6.15 Covenant to Vote.

     Unless this Agreement is terminated pursuant to Section 9.1, Resource America and the General Partner hereby agree to take or cause to be taken (for their own behalf and on behalf of any other Resource America Entities) the following actions: (i) to appear at the MLP Unit Holders' Meeting (or any adjournment or postponement thereof); (ii) to vote or cause to be voted all of the Common Units and Subordinated Units or other interests in the MLP owned by any of them or their affiliates (including, without limitation, the Resource America Entities) in favor of the proposals to be set forth in the Proxy Statement; (iii) not to support and to vote against any other transaction that would constitute an Atlas Alternative Transaction; and (iv) not to tender or exchange any such interests in the MLP pursuant to any tender or exchange offer that would constitute an Atlas Alternative Transaction.

6.16 Guarantees and Bonds; Replacement of Guarantees.

     Prior to the Closing, the MLP shall cooperate with the Contributors and each of them shall use their reasonable best efforts to cause Triton, the MLP or a Subsidiary to be substituted in all respects for the Contributors, Vulcan Capital Management, Vulcan Associates, L.L.C., Vulcan Coal Holdings, L.L.C. (collectively, the "Guarantor Entities") or any affiliate thereof (other than Triton), effective as of the Closing, with respect to all liabilities and other obligations of the Guarantor Entities or any affiliate thereof (other than Triton) under the Guarantees, and to cause the Guarantor Entities or any affiliate thereof (other than Triton) to be fully released and discharged with respect thereto. With respect to any Guarantees that are not, as of the Closing Date, so replaced with Guarantees of the MLP or Triton in a manner reasonably satisfactory to the Contributors or with respect to which the Guarantor Entities or any affiliate thereof (other than Triton) is not fully released and discharged, the MLP shall continue to use its reasonable best efforts to replace such Guarantees and to cause the Guarantor Entities or any affiliate thereof (other than Triton) to be fully released and discharged from their respective liabilities and other obligations thereunder. In furtherance thereof, the MLP shall post a replacement letter of credit or other surety bond or other instrument for the benefit of the beneficiaries of such undischarged Guarantees in form and substance reasonably satisfactory to the Contributors and the relevant regulators, which letters of credit, surety bond or other instrument shall be issued by a financial institution or institutions reasonably satisfactory to the Contributors. The MLP agrees to indemnify and hold harmless the Guarantor Entities and their respective affiliates (other than Triton and, after the Closing, the MLP, the OLP or any Subsidiary) from all liabilities, obligations, costs and expenses in any way arising from or related to the Guarantees. Notwithstanding the foregoing provisions of this Section 6.16, none of the Atlas Entities, Resource America or the Resource America Entities will contact any party to any Guarantee or any underlying obligation without the prior consent of the Contributors, which consent shall not be unreasonably withheld.

6.17 Use of Name.

     Resource America, on behalf of itself and the Resource America Entities, consents to the Atlas Entities' use after the Closing of the name "Atlas Pipeline", "Atlas Natural Resources" and reasonable likenesses thereto, or derivations therefrom, as well as any other name or names upon which the parties may agree in writing, as names for any of the Atlas Entities and/or their subsidiaries or controlled entities. In furtherance thereof, Resource America, on behalf of itself and the Resource America Entities, hereby grants to the Atlas Entities (and any subsidiaries or affiliates of any of them, now or hereafter existing) a perpetual, royalty-free license anywhere in the world to use the foregoing names from and after the date hereof without interruption or cost to any of the Atlas Entities or such affiliates thereof, without limitation or restriction.

6.18 Tax Matters.

     For Tax purposes, the General Partner, the MLP and the Contributors agree to treat the contribution contemplated by this Agreement as a contribution of the Triton Interests to the MLP in return for the consideration described in
Section 1.2 pursuant to Section 721 of the Code.

6.19 Headquarters.

     The parties agree that as of the Closing Date, the headquarters of the Atlas Entities shall be the headquarters of Triton, located at 113 S. Gillette Avenue, Gillette, Wyoming.

6.20 Triton Reorganization.

     Notwithstanding anything herein to the contrary, the parties agree that after the date hereof and prior to the Closing, at the option of the Contributors, Triton shall be converted into a Delaware limited partnership in accordance with applicable law (the "Triton Reorganization"). In connection with and as a result of the Triton Reorganization, the Contributors shall receive a general partner interest representing 1.0101% of the aggregate partnership interests of Triton and limited partner interests representing 98.9899% of the aggregate partnership interests of Triton, provided that, the Contributors shall not contribute, but shall retain and, at the Closing transfer (by way of merger, consolidation, sale or other disposition as the Contributors may determine) such general partner interest and a limited partner interest representing 1% of the aggregate partnership interests of Triton (collectively with such general partner interest, the "Retained Interests") to the General Partner. Upon consummation of the Triton Reorganization, the term "Triton Interests" as used herein, shall be modified automatically to refer to the partnership interests of the reorganized Triton limited partnership, other than the Retained Interests, all of which will be owned by the Contributors. Upon consummation of the Triton Reorganization, the terms of this Agreement and any Constituent Document (including, without limitation, the representations and warranties of the Contributors hereunder) shall be deemed modified with all necessary or appropriate changes to give effect to and to reflect the Triton Reorganization, including, without limitation, a proportionate reduction of the consideration to be received pursuant to Section 1.2 to reflect the Retained Interests. Upon the consummation of the Triton Reorganization, the Contributors shall furnish to the MLP true and correct copies of the certificate of limited partnership and agreement of limited partnership of Triton and an updated Schedule 3.4. The parties hereto agree to cooperate with each other in all respects to complete the Triton Reorganization.

6.21 Quarterly Dividend Payments.

     The Atlas Entities and the Resource America Entities agree that the regular quarterly dividend of the MLP to be paid to all of its outstanding Common Units and Subordinated Units for the quarter ended December 31, 2001 was declared on December 31, 2001 and shall be $0.58. The General Partner shall set aside and pay such dividend in a manner consistent with past practice. For any quarterly period thereafter through the Closing, the General Partner shall continue to declare, set aside and pay regular quarterly dividends in accordance with past practice, provided that the amount of such dividend shall not exceed $0.60. In the event the General Partner determines to or is required, in accordance with the terms and restrictions set forth in the limited partnership agreement of the MLP, to reduce the quarterly dividend for any such quarterly period, the General Partner shall promptly consult with the Contributors. In no event shall the General Partner cause any Atlas Entity to incur any indebtedness which is used, directly or indirectly, to pay any dividend payment permissible hereunder.

6.22 Bank Financing.

     The Atlas Entities and the Resource America Entities agree to cooperate with and to use their reasonable business efforts to take or cause to be taken such necessary or appropriate actions in order to assist the Contributors with the negotiation and consummation of the Bank Financing (as defined below) and the termination and repayment, satisfaction in full and discharge of the existing indebtedness of Triton and the Contributors. The Contributors agree to make available to the Atlas Entities all correspondence relating to the Bank Financing and shall provide regular updates concerning the process for obtaining the Bank Financing and to use their reasonable business efforts to take or cause to be taken such necessary or appropriate actions in order to consummate the Bank Financing.

6.23 Public Offering.

     From and after the date hereof, each of the Atlas Entities and Resource America agrees to use their reasonable business efforts to take (or cause to be taken) all actions necessary or appropriate in order to effectuate the registration and sale pursuant to a public offering (which may be underwritten or otherwise) by the Contributors and the MLP of up to all of the New Common Units and, if applicable, a customary underwriter's overallotment (the "Public Offering"), which Public Offering shall be commenced after the Closing hereunder. In the event the Contributors and their affiliates (other than Triton or any Atlas Entity) shall have offered and sold in the Public Offering all of the New Common Units, Resource America and any of its affiliates owning Common Units shall then be entitled to participate in the Public Offering and may offer and sell Resource America Common Units having an aggregate offering price not to exceed $20 million, upon the terms and subject to the conditions of such Public Offering as may be required by the managing underwriters therefor. In furtherance of the Public Offering, each of the Atlas Entities, Resource America and the Resource America Entities shall make available (x) their respective books, records, documents and properties reasonably necessary to enable any necessary or appropriate due diligence investigations in respect of the Public Offering, and (y) such of their respective employees, officers, directors, managers, agents, attorneys and other responsible parties as may be reasonably requested by the MLP, the Contributors or their respective advisors in connection with the Public Offering, including, without limitation, participation in any "road show" or other selling efforts relating to the Public Offering. In the event the Public Offering is underwritten, the Contributors agree to consult with Resource America in connection with all aspects of the Public Offering.

6.24 Cash Collateral Refund.

     At such time as, and to the extent that, the cash collateral currently held by Southwestern Electric Power Company under that certain Coal Contract between Triton, American Electric Power Service Corp., as agent for Southwestern Electric Power Company for the period from January 1, 2002 through December 31, 2003 is refunded to Triton by Southwestern Electric Power Company, Triton shall and the MLP shall cause Triton to refund such cash, plus any interest actually credited to the cash collateral account, to the Contributors promptly upon the release of such amounts under such collateral arrangement.

6.25 Other Registration Rights.

     The Atlas Entities and/or Resource America shall make written requests to each of Kingston Oil Corporation and American Refining and Exploration Company prior to Closing to request a reasonable subordination and waiver of their registration rights (without cost or penalty to the Atlas Entities) granted to such companies.

6.26 Unit Escrow.

     (a) The parties acknowledge that summary judgment has been granted to Pacificorp in connection with that certain litigation captioned Triton Coal Company, LLC v. PacifiCorp, in the United States District Court for the District of Wyoming, docket number 01-CV-94-J (the "Pacificorp Litigation"). From and after the Closing Date, the Contributors agree to place in escrow pursuant to an escrow agreement, the terms of which will be agreed upon between the Contributors and the General Partner prior to the Closing Date (the "Escrow Agreement"), a number of New Common Units equal to the product of (a) 1.1 times
(b) a fraction, the numerator of which shall be $5.8 million (or a judgment for damages is entered in the Pacificorp litigation prior to the Closing Date, such other amount constituting the actual judgment amount in the Pacificorp Litigation), and the denominator of which is $23.70 (such Common Units, the "Escrowed Units").

     (b) The Escrow Agreement shall provide (i) that any distributions in respect of the Escrowed Units shall be deposited into escrow pursuant to the Escrow Agreement, (ii) that upon any sale of the Escrowed Units, the proceeds thereof shall be included in the escrow, (iii) that upon final disposition in the Pacificorp Litigation (pursuant to a final, non-appealable order of a court of competent jurisdiction), after payment of the judgment or settlement together with all costs and expenses paid by or incurred on behalf of Triton or the MLP in connection with the Pacificorp Litigation, from and after the date hereof, all remaining Escrowed Units and other cash, securities or other assets held in escrow under the Escrow Agreement shall be unconditionally released to the Contributors, and (iv) such other terms as the parties shall mutually agree upon. The parties agree that the Escrowed Units shall constitute the first Common Units sold or otherwise transferred by the Contributors, whether pursuant to the Public Offering or otherwise; provided, however, that the proceeds from the sale of such Escrowed Units shall be treated in accordance with clause (ii) above.



                                  ARTICLE VII

                              CONDITIONS TO CLOSING

7.1  Conditions to Each Party's Obligations.

     The obligations of the parties hereto to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing, in whole or in part, by an agreement in writing executed by the General Partner and the Contributors:

     (a) each of the items required to be submitted to the unit holders of the MLP at the MLP Unit Holders' Meeting shall have been approved by the required vote as specified in Section 6.7;

     (b) all of the conditions precedent to the parties' respective obligations under the GP Purchase Agreement shall have been satisfied or duly waived;

     (c) all material necessary approvals under state securities or "blue sky" laws relating to the issuance of the New Equity shall have been obtained;

     (d) the parties shall have received all other consents or approvals of any Governmental Authority, the absence of which would be reasonably likely to have an Atlas Material Adverse Effect or a Triton Material Adverse Effect; and

     (e) there shall not be in effect any temporary restraining order, preliminary injunction, injunction or other Order prohibiting the Closing of the transactions contemplated by this Agreement or the Constituent Documents.

7.2  Conditions to the Obligations of the Atlas Entities.

     The obligation of the Atlas Entities and Resource America to consummate the transactions contemplated by this Agreement is subject to the satisfaction, on or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing, in whole or in part, by the General
Partner:

     (a) the representations and warranties of the Contributors made in this Agreement shall be true and correct as of the Closing Date, except for such failures to be true and correct that do not have a Triton Material Adverse Effect or a Contributor Material Adverse Effect (in each case, giving no effect to any Material Adverse Effect or other materiality qualifiers contained in such representations and warranties);

     (b) the Contributors and Triton shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by the Contributors and Triton by the time of the Closing;

     (c) the Contributors shall have delivered to the General Partner a certificate dated the Closing Date and signed by an authorized officer confirming the foregoing matters set forth in Section 7.2(a) and (b);

     (d) there shall not have occurred and be continuing any Triton Material Adverse Effect;

     (e) the Contributors shall have received all other consents and approvals of any Governmental Authority and all third party consents necessary for the consummation of the transactions contemplated by this Agreement, the absence of which would be reasonably likely to have a Triton Material Adverse Effect;

     (f) the outstanding indebtedness of the MLP under the PNC loan facility, and the outstanding indebtedness of Triton under its existing secured credit agreements with UBS Warburg, LLC and the other lenders thereto shall have been refinanced and Liens listed on Schedule 3.4 have been released or a consent obtained from the new lender thereof; and

     (g) the Contributors shall have delivered or caused to be delivered the closing deliveries specified in Section 2.2(a).

7.3  Conditions to the Obligation of the Contributors.

     The obligation of the Contributors to consummate the transactions contemplated by this Agreement is subject to the satisfaction, on or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing, in whole or in part, by the Contributors:

     (a) the representations and warranties of the General Partner, the MLP and Resource America made in this Agreement shall be true and correct as of the Closing Date, except for such failures to be true and correct that do not have an Atlas Material Adverse Effect (giving no effect to any Material Adverse Effect or other materiality qualifiers contained in such representations and warranties);

     (b) the Atlas Entities, Resource America and the Resource America Entities shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by them by the time of the Closing;

     (c) each of the General Partner and Resource America shall have delivered to the Contributors a certificate dated the Closing Date and signed by an authorized officer of the General Partner or Resource America, as the case may be, confirming the foregoing matters set forth in Section 7.3(a) and
     (b);

     (d) the Atlas Entities and Resource America shall have received all other consents and approvals of any Governmental Authority and all third party consents necessary for the consummation of the transactions contemplated by this Agreement, the absence of which would be reasonably likely to have an Atlas Material Adverse Effect;

     (e) the Contributors shall have received an opinion dated as of the Closing Date of Ledgewood Law Firm, P.C., counsel to the MLP, that (i) (based on certain customary factual representations), immediately prior to and after the Closing Date, and for all taxable years of its existence, the MLP (and each other partnership or limited liability company in which the MLP owns a direct or indirect interest) has been classified as a partnership and not as an association (or as a publicly-traded partnership) taxable as a corporation for federal income tax purposes, and (ii) the Proxy Statement accurately sets forth the material federal income tax consequences to the holders of the Common Units in the MLP of the transactions contemplated by the Constituent Documents. Such opinions and representations shall be reasonably satisfactory in form and substance to the Contributors, and no such opinion shall have been withdrawn or modified in any material respect;

     (f) Triton and/or the MLP shall have (x) received at least $225 million in proceeds from the financing of new indebtedness of Triton and/or the MLP (and their respective subsidiaries, if applicable) to be used to (and which shall) discharge and satisfy in full the indebtedness of Triton and the MLP outstanding prior to the Closing, refinance or replace in full any Financing Transactions and pay any and all expenses relating to the transactions contemplated by this Agreement and the other Constituent Documents and (y) an available line of credit under a revolving credit facility in an amount as the Contributors shall determine to be reasonably adequate for the conduct of the business of the MLP after the Closing (after giving effect to the transactions contemplated hereby) in the manner contemplated hereby and in the Constituent Documents (clauses (x) and (y) collectively, the "Bank Financing"), which Bank Financing shall be on terms reasonably satisfactory to the Contributors;

     (g) the General Partner shall have delivered to the Contributors resignation letters, effective as of the Closing, of each member of the Board of Managers of the General Partner except for one managing board member (and one member of each committee thereof (which committee does not require the presence of an independent director for the purposes of such committee under applicable law, regulation or otherwise)) of the General Partner to be designated by Resource America in writing prior to the Closing and who shall be reasonably acceptable to the Contributors (who the parties agree shall be Jonathan Cohen), in accordance with the GP Purchase Agreement;

     (h) there shall not have occurred and be continuing any Atlas Material Adverse Effect;

     (i) the Atlas Entities, Resource America and the Resource America Entities shall have delivered or caused to be delivered the closing deliveries specified in Section 2.2(b);

     (j) the Atlas Entities shall have either (i) caused to be terminated, discharged and forever released in full all security interests, pledges and guaranties held by PNC Bank, National Association and First Union National Bank disclosed on Schedules 4.3, 4.4, 4.14, 4.15 and 4.16(v) or required to be disclosed thereon and shall have provided written documentation reasonably satisfactory to the Contributors evidencing such termination, discharge and release or obtained the consent of the agent and the lenders pursuant to the Bank Financing for all such security interests, pledges and guaranties not terminated, discharged and released prior to the Closing to remain outstanding after the Closing in accordance with the terms of such Bank Financing; and

     (k) the Atlas Entities, Resource America and the Resource America Entities shall have transferred or otherwise assigned, or caused to be transferred or otherwise assigned, to the MLP, the OLP or a Subsidiary, as the case may be, all Atlas Easements, rights, contracts, agreements, permits and other assets (including, without limitation, all Atlas Owned Property, Atlas Leased Property, Compressor Property Interests and Meter Property Interests) used by the Atlas Entities or necessary for use in the business of the Atlas Entities, but not previously obtained by, transferred or otherwise assigned to the MLP, OLP or such Subsidiary prior to the date hereof (in each case, without cost or penalty to the Atlas Entities) except where the failure to do any of the foregoing is not reasonably likely, either individually or in the aggregate, to have an Atlas Material Adverse Effect.

7.4  Requisite Efforts.

     It shall be a condition to each party's right to refuse to close, based on the assertion of the failure of a condition for which such party's obligations hereunder are subject, that the party asserting the failure of such condition shall have acted with the requisite efforts of that party required under this Agreement to be undertaken by such party in accordance with the terms of this Agreement.

                                  ARTICLE VIII

                           INVESTIGATION; LIMITATIONS

8.1  Independent Investigation.

     The parties hereto acknowledge that in making the decision to enter into this Agreement and to consummate the transactions contemplated hereby and by the Constituent Documents, they have relied solely on the basis of their own independent investigation of Triton or the Atlas Entities, as applicable, and upon the express written representations, warranties and covenants in this Agreement and the Constituent Documents. Without diminishing the scope of the express written representations, warranties and covenants of the parties in this Agreement and the Constituent Documents and without affecting or impairing their right to rely thereon, THE PARTIES HERETO ACKNOWLEDGE THAT NONE OF THEM HAVE MADE, AND EACH OF THEM HEREBY EXPRESSLY DISCLAIM AND NEGATE ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, RELATING TO THE ASSETS AND OPERATIONS OF THE ATLAS ENTITIES AND TRITON, AS APPLICABLE (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS).

8.2  Survival.

     The representations, warranties, covenants and agreements shall terminate as of the time of Closing or upon the termination of this Agreement pursuant to
Section 9.1, as the case may be, except for such covenants and agreements which, by their terms are to be performed in whole or in part after the Closing.

                                   ARTICLE IX

                                   TERMINATION

9.1  Events of Termination.

     This Agreement may be terminated at any time prior to the Closing:

          (a) by mutual written consent of the General Partner and the Contributors;

          (b) by either the General Partner or the Contributors in writing on or after May 15, 2002, if the Closing has not occurred by such date, provided that as of such date the terminating party is not in material default under this Agreement and provided, further, that if (x) the Bank Financing cannot be consummated by May 15, 2002 and (y) the Proxy Statement has already been mailed at such time to the unitholders of the MLP, either the General Partner or the Contributors may, by written notice to the other party, extend the date of termination pursuant to this subsection until June 30, 2002;

          (c) by either the General Partner or the Contributors in writing (without prejudice to other rights and remedies that the terminating party or its affiliates may have, and provided the terminating party or its affiliates are not otherwise in material default or breach of this Agreement), if the other party or its affiliates (i) materially fail to perform their covenants or agreements contained herein required to be performed on or prior to the Closing Date, or (ii) breach or have breached any of their representations or warranties contained herein, which breach has had a Triton Material Adverse Effect (with respect to the Contributors) or an Atlas Material Adverse Effect (with respect to Atlas), as the case may be, in each case, giving no effect to Material Adverse Effect or other materiality qualifiers contained in such representations and warranties; provided, however, that in the case of clause (i) or (ii), the defaulting party shall have a period of ten (10) days following written notice from the nondefaulting party to cure any breach of this Agreement, if such breach is curable;

          (d) by either the General Partner or the Contributors in writing, if there shall be any Order of any Governmental Authority binding on the Atlas Entities, Resource America, the Resource America Entities, Triton or the Contributors, which prohibits any of those parties from consummating the transactions contemplated by this Agreement or the Constituent Documents, provided that those parties shall have used their reasonable business efforts to have any such Order lifted and the same shall not have been lifted within 30 days after entry by any such Governmental Authority;

          (e) by either the General Partner or the Contributors, in writing, if the Financial Advisor to the Conflicts Committee shall have amended, modified, withdrawn or rescinded in any materially adverse manner the MLP Fairness Opinion.

          (f) by the Contributors, in writing, if, the Board of Managers of the General Partner or the Conflicts Committee (x) shall withdraw or modify in any manner adverse to the Contributors their respective approval or recommendation of this Agreement and the transactions contemplated hereby, (y) shall approve or recommend any Atlas Alternative Transaction or (z) shall resolve to take any such action, whether or not, such action is permitted pursuant to the terms of this Agreement;

          (g) by the General Partner, in writing, if the Contributors shall approve or recommend any Triton Alternative Transaction or resolve to take any such action, whether or not such action is permitted pursuant to the terms of this Agreement;

          (h) by either the General Partner or the Contributors, in writing, if the required approval and adoption of this Agreement or any of the other matters set forth in the Proxy Statement to be voted upon at the MLP Unit Holders' Meeting shall not have been obtained at a duly called and held meeting of the unit holders of the MLP for the purpose of obtaining such approval, including any adjournments or postponements thereof;

          (i) by the Contributors, in writing, in accordance with Section 6.13(a), if they determine that a Triton Alternative Transaction would constitute a Triton Superior Transaction; provided that, in order for the termination of this Agreement pursuant to this Section 9.1(i) to be deemed effective, the Contributors shall have complied with all provisions contained in Sections 6.12 and 6.13, and with the applicable requirements of Section 9.2, including the payment of the Triton Termination Fee; or

          (j) by the General Partner, in writing, in accordance with Section 6.13(b), if the Conflicts Committee determines that an Atlas Alternative Transaction would constitute an Atlas Superior Transaction; provided that, in order for the termination of this Agreement pursuant to this Section 9.1(j) to be deemed effective, the General Partner and the Conflicts Committee, and their respective affiliates (including the Atlas Entities, Resource America and the Resource America Entities) shall have complied with all provisions contained in Sections 6.12 and 6.13, and with the applicable requirements of Section 9.2, including the payment of the Atlas Termination Fee.

9.2  Effect of Termination.

     (a) In the event of the termination of this Agreement by a party, as provided in Section 9.1(a), (b), (c), (d), (e) or (h) above, this Agreement shall thereafter become void and of no effect and with no liability on the part of any party except for the obligations set forth in this Section 9.2 and
Section 10.1 hereof. Nothing in this Section 9.2 shall be deemed to release either party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of either party to compel specific performance by the other party of its obligations under this Agreement.

     (b) Break-up Fees. If this Agreement is terminated:

          (i) by the Contributors pursuant to Section 9.1(f) or by the General Partner pursuant to Section 9.1(j), then the MLP shall pay, and the General Partner shall cause the MLP to pay or cause to be paid, to NVCH a termination fee of $4,000,000 (the "Atlas Termination Fee"), which amount shall be payable by wire transfer of immediately available funds to an account to be designated by NVCH in writing; provided, however, that such fee shall not be payable in the event of a termination pursuant to Section 9.1(f)(x), if, prior to such termination, the Financial Advisor to the Conflicts Committee shall have amended, modified, withdrawn or rescinded in any materially adverse manner the MLP Opinion. No obligations of any of the Atlas Entities, Resource America or the Resource America Entities shall be deemed terminated until such payment has been made and received by NVCH.

          (ii) by the General Partner pursuant to Section 9.1(g) or by the Contributors pursuant to Section 9.1(i), then Triton shall, and the Contributors shall cause Triton to, pay to the General Partner a termination fee of $8,000,000 (the "Triton Termination Fee"), which amount shall be payable by wire transfer of immediately available funds to an account to be designated by the General Partner in writing. No obligations of the Contributors or Triton shall be deemed terminated until such payment has been made and received by the General Partner.

     (c) If, as of June 30, 2002, no Bank Financing has been obtained and this Agreement is terminated, then, so long as no Atlas Termination Fee or Triton Termination Fee has been paid or is payable, the Contributors shall, upon written request from the General Partner, promptly pay to the Resource America Entities, the General Partner and the MLP (A) the reasonable out-of-pocket expenses of all of them paid in connection with the transactions contemplated hereby (including reasonable attorneys' fees, but excluding any fees paid or incurred in respect of the MLP Fairness Opinion), in an amount not to exceed $1,000,000 in the aggregate (the "Expense Reimbursement") and (B) 50% of the fees paid by the General Partner in respect of the MLP Fairness Opinion, such amount not to exceed $187,500 (the "Financial Advisor Fee") provided that the amounts set forth in classes (A) and (B) shall not be payable if (v) the MLP Unit Holders shall have failed to provide the approvals specified in Section 6.7, provided that, the Contributors have not ceased to continue to pursue the Bank Financing prior to the earlier to occur of such date and a vote of "no" by the MLP Unit Holders; (w) there has occurred an Atlas Material Adverse Effect;
(x) the Atlas Entities, Resource America or the Resource America Entities have materially breached a covenant, provided that, the Contributors have not ceased to continue to pursue the Bank Financing prior to the date of such breach, (y) there shall have been issued and in effect any restraining order, injunction or Order prohibiting the Closing; (z) the Bank Financing shall have failed to be obtained as a result of a failure of the condition in Section 7.3(k) to be satisfied. In connection with any such written request, the General Partner shall provide to the Contributors reasonable written documentation evidencing such Expense Reimbursement. In the event (i) the financial advisor to the Conflicts Committee shall have amended, modified, withdrawn or rescinded in any materially adverse manner the MLP Fairness Opinion due to material event or circumstance arising after the date hereof (other than an event or circumstance arising from a breach of this Agreement by any Atlas Entity or Resource America and/or that would constitute an Atlas Material Adverse Event) and (ii) this Agreement is then terminated, then (and so long as the Contributors are not otherwise required pursuant to pay the Expense Reimbursement or the Financial Advisor Fee) the Contributors shall, upon written request from the General Partner, promptly pay to the General Partner the Expense Reimbursement and the Financial Advisor Fee.

     (d) Specific Performance. The parties hereto acknowledge that the transactions contemplated by this Agreement and the other Constituent Documents are unique and specifically identifiable. Accordingly, the parties hereto further agree and stipulate that, subject to the ability to terminate pursuant to Sections 9.1(e), (f), (g), (h), (i) and (j), if the Closing does not occur because of the willful failure of the Contributors, on the one hand, or the MLP, the General Partner or Resource America, on the other, to perform their obligations hereunder (i) monetary damages and any other remedy at law will not be adequate, (ii) the non-defaulting party shall be entitled to specific performance as the remedy for such breach, (iii) each party hereto agrees to waive any objection to the remedy of specific performance, (iv) each party agrees that the granting of specific performance by any court will not be deemed to be harsh or oppressive to the party who is ordered specifically to perform its obligations under this Agreement, and (v) in connection with any action for specific performance, the prevailing party shall be entitled to reasonable attorney's fees and other costs of prosecuting or defending such action.

     (e) Other remedies. The right to seek specific performance hereunder shall not preclude any party from seeking any other remedy at law or in equity.

                                   ARTICLE X

                                  MISCELLANEOUS

10.1 Expenses.

     Regardless of whether the transactions contemplated by this Agreement and the Constituent Documents are consummated, each party hereto shall pay its own expenses incident to this Agreement and all action taken in preparation for carrying this Agreement into effect, other than as set forth in Section 6.6(a) or Section 9.2(c).

10.2 Knowledge.

     When a representation or warranty contained herein or in any certificate or document delivered in connection herewith is made to the knowledge of a person or entity, that phrase means the actual awareness of factual information, without independent investigation, of the officers of the entity to which such knowledge is imputed.

10.3 Construction of Certain Terms and Phrases.

     Unless the context of this Agreement otherwise requires (a) words of any gender include the other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; and (d) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified, which business day shall mean a day on which commercial banks are open for business in New York, New York. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

10.4 Notices.

     Any notice, request, instruction, or correspondence or other document to be given hereunder by either party to the other (herein collectively called "Notice") shall be in writing and delivered in person or by courier service requiring acknowledgement of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:

     If to the Contributors, addressed to:

          Kisco Management Corporation
          111 Radio Circle
          Mt. Kisco, NY 10549
          Attention: Walter W. Farley
          Telecopy: (914) 244-0683

          DuPont Capital Management
          One Righter Parkway

          Suite 3200
          Wilmington, DE 19803
          Attention:  John R. Wolak
          Telecopy:  (302) 477-6381

          Harbourton Enterprises
          33 Witherspoon Street
          3rd Floor
          Princeton, NJ 08542
          Attention:  James S. Regan
          Telecopy:  (609) 924-4155

     and:

          Vulcan Capital Management
          805 Third Avenue
          17th Floor
          New York, New York  10022
          Attention:   Ford Graham
                       Kevin Davis
          Telecopy:    (212) 980-9510

     with a copy to:

          O'Sullivan LLP
          30 Rockefeller Plaza
          New York, NY 10112
          Attention:  John Scott
          Telecopy:  (212) 728-5950

     If to the Atlas Entities (prior to Closing) or Resource America, addressed to:

          Resource America, Inc.
          1845 Walnut Street, Suite 1000
          Philadelphia, PA 19103
          Attention:  Jonathan Cohen
          Telecopy:  (215) 546-5388

     with a copy to:

          Ledgewood Law Firm, P.C.
          1521 Locust Street
          Philadelphia, PA
          Attention:  Richard J. Abt
          Telecopy:  (215) 735-2513

     Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

10.5 Governing Law.

     All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the internal law of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the internal law of some other jurisdiction would ordinarily or necessarily apply.

10.6 Form of Payment.

     All payments hereunder shall be made in United States dollars and, unless the parties making and receiving such payments shall agree otherwise or the provisions hereof provide otherwise, shall be made by wire or interbank transfer of immediately available funds by 12:00 Noon New York, New York time on the date such payment is due to such account as the party receiving payment may designate in writing.

10.7 Entire Agreement; Amendments and Waivers.

     This Agreement and the Constituent Documents (a) shall constitute the entire agreement between the parties with respect to the subject matter hereof, and shall supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof (except for the Confidentiality Agreement, which shall remain in effect); and (b) are not intended to confer upon any other person or entity any rights or remedies hereunder. Each party to this Agreement agrees that (i) no other party to this Agreement (including its agents and representatives) has made any representation, warranty, covenant or agreement to or with such party relating to this Agreement or the Constituent Documents or the transactions contemplated hereby or thereby, other than those expressly set forth in this Agreement or the Constituent Documents and (ii) such party has not relied upon any representation, warranty, covenant, or agreement relating to the transactions contemplated by this Agreement or the Constituent Documents, other than those referred to in clause (i) above. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by each party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

10.8 Binding Effect and Assignment.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; but neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties; provided, however, that (x) the obligations of either Contributor hereunder may be performed by the other Contributor or any affiliate of either Contributor (provided, however, that no such action shall relieve the assigning Contributor of its liability hereunder) and (y) the Contributors may assign the right to receive the New Equity (subject to Section 3.25) or any Atlas Termination Fee to its affiliates. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity other than the parties hereto and their respective permitted successors and assigns, any rights, benefits or obligations hereunder.

10.9 Severability.

     If any provision of the Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by decree of a court of last resort, the Contributors and the General Partner shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable, but all of the remaining provisions of this Agreement shall remain in full force and effect.

10.10 Interpretation.

     The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

10.11 Headings and Schedules.

     The headings of the several Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The schedules referred to herein are attached hereto and incorporated herein by this reference, and unless the context expressly requires otherwise, such schedules are incorporated in the definition of "Agreement."

10.12 Multiple Counterparts.

     This Agreement may be executed in one or more original or facsimile counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         EXECUTED as of the date first set forth above.

                          ATLAS PIPELINE PARTNERS, L.P.

                          By Atlas Pipeline Partners GP, LLC,
                          its general partner


                          By: /s/ Michael L. Staines
                              --------------------------------------------------
                              Michael L. Staines
                              President and Chief Operating Officer


                          ATLAS PIPELINE PARTNERS GP, LLC


                          By: /s/ Michael L. Staines
                              --------------------------------------------------
                              Michael L. Staines
                              President and Chief Operating Officer


                          RESOURCE AMERICA, INC.


                           By:  /s/ Steven J. Kessler
                               -------------------------------------------------
                           Name: Steven J. Kessler
                                 -----------------------------------------------
                           Title:  Senior V.P & C.F.O.
                                  ----------------------------------------------


                           VULCAN INTERMEDIARY, LLC

                           By:  /s/ Walter Farley
                               -------------------------------------------------
                           Name: Walter Farley
                                 -----------------------------------------------
                           Title:  Vice President
                                  ----------------------------------------------


                           NEW VULCAN COAL HOLDINGS, L.L.C.

                           By:  /s/ Walter Farley
                               -------------------------------------------------
                           Name:   Walter Farley
                                 -----------------------------------------------
                           Title:   Vice President
                                  ----------------------------------------------

                    FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

         This First Amendment (this "Amendment") to the Contribution Agreement dated January 18, 2002 (the "Agreement") among Vulcan Intermediary, L.L.C. ("Intermediary"), New Vulcan Coal Holdings, L.L.C. (together with Intermediary, the "Contributors"), Atlas Pipeline Partners, L.P. (the "MLP"), Atlas Pipeline Partners GP, LLC (the "General Partner") and Resource America, Inc. ("Resource America") is made between the parties as of May 9, 2002.

         WHEREAS, pursuant to Section 10.7 of the Agreement, the parties wish to amend the Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein and intending to be legally bound hereby, the parties hereto hereby agrees as follows:

         1) Definitions. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

         2) Amendment of Section 9.1(b). Section 9.1(b) of the Agreement is hereby amended and restated as follows:

                  by either the General Partner or the Contributors in writing on or after June 15, 2002, if the Closing has not occurred by such date, provided that as of such date the terminating party is not in material default under this Agreement and provided, further, that if (x) the Bank Financing cannot be consummated by June 15, 2002 and (y) the Proxy Statement has already been mailed at such time to the unitholders of the MLP, either the General Partner or the Contributors may, by written notice to the other party, extend the date of termination pursuant to this subsection until July 31, 2002;

         3) Effect on the Agreement. Except as set forth herein, all terms and provisions of the Agreement shall remain in full force and effect in accordance with the terms thereof.

         4) Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         5) Governing Law. All questions concerning the construction, interpretation and validity of this Amendment shall be governed by and construed and enforced in accordance with the internal law of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Amendment, even if under such jurisdiction's choice of law or conflict of law analysis, the internal law of some other jurisdiction would ordinarily or necessarily apply.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.


                               ATLAS PIPELINE PARTNERS, L.P.

                               By Atlas Pipeline Partners GP, LLC,
                               its general partner

                               By:   /s/ Michael L. Staines
                                     ------------------------------------------
                                     Michael L. Staines
                                     President and Chief Operating Officer


                               ATLAS PIPELINE PARTNERS GP, LLC

                               By:   /s/ Michael L. Staines
                                     ------------------------------------------
                                     Michael L. Staines
                                     President and Chief Operating Officer


                               RESOURCE AMERICA, INC.

                               By:   /s/ Michael L. Staines
                                     ------------------------------------------
                               Name:  Michael L. Staines
                               Title: Senior Vice President


                               VULCAN INTERMEDIARY, L.L.C.

                               By:   /s/ Walter W. Farley
                                     ------------------------------------------
                               Name:  Walter W. Farley
                               Title: Vice President


                               NEW VULCAN COAL HOLDINGS, L.L.C.

                               By:   /s/ Walter W. Farley
                                     ------------------------------------------
                               Name:  Walter W. Farley
                               Title: Vice President

                                                                      Appendix B








                                    OPINION
                                       OF
                            McDONALD INVESTMENT INC.

                                January 16, 2002



PERSONAL AND CONFIDENTIAL
-------------------------

Conflicts Committee of the Managing Board of Directors
 of Atlas Pipeline Partners GP, LLC
1845 Walnut Street
Philadelphia, PA 19103

Members of the Committee:

         You have requested our opinion as to the fairness, from a financial point of view, to the holders of common limited partnership units (the "Common Units") of Atlas Pipeline Partners L.P. (the "Partnership") and to the Partnership, of the Consideration (as defined herein) to be paid in the transactions contemplated by that certain Contribution Agreement by and among Vulcan Intermediary, L.L.C. ("Intermediary"), New Vulcan Coal Holdings, L.L.C. ("NVCH"), Atlas Pipeline Partners GP, LLC (the "General Partner"), the Partnership and Resource America, Inc. ("Resource America") (the "Contribution Agreement") and certain related agreements.

         You have advised us that, under the terms of the Contribution Agreement, Intermediary and NVCH (collectively, the "Contributors") will contribute to the Partnership all of their respective membership interests of the successor to Triton Coal Company, LLC ("Triton") and $6,000,000 in cash (plus an amount equal to $3.70 multiplied by the number of Common Units outstanding at closing in excess of 1,641,026) and will be entitled to receive in exchange therefor: (i) 7,101,818 Common Units; (ii) 4,058,182 subordinated limited partnership units of the Partnership (the "Subordinated Units"), which will automatically convert into Common Units under the terms and conditions set forth in the Partnership's proposed Second Amended and Restated Agreement of Limited Partnership (the "Amended Partnership Agreement"); and (iii) 18,000,000 deferred participation limited partnership units of the Partnership (the "Deferred Participation Units"), which Deferred Participation Units will have such terms and conditions as are set forth in the proposed Amended Partnership Agreement. In connection with the transactions contemplated by the Contribution
Agreement: (a) the General Partner will distribute to the existing holders of Common Units an aggregate of $6,000,000 in cash (the "Cash Distribution"); (b) the Partnership will enter into an Amended and Restated Master Natural Gas Gathering Agreement (the "Gas Gathering Agreement"), under the terms of which,
(i) affiliates of Resource America will commit to drill at least 500 new wells during the first three years after the closing of the transactions; (ii) Atlas America will agree to manage the Partnership's pipeline assets for the Operating Fee (as defined in the Gas Gathering Agreement) specified therein; and (iii) throughput fee revenues will be initially capped at $0.80 per Mcf, and will be subject to adjustment on an annual basis based upon changes in the Consumer Price Index; and (c) the Amended Partnership Agreement will eliminate provisions restricting the Partnership's indebtedness to two times trailing four quarters EBITDA. The Common Units, the Subordinated Units, the Deferred Participation Units and the Cash Distribution are hereinafter referred to as the "Consideration."

Conflicts Committee
January 16, 2002
Page 2

         You have also advised us that, in connection with the transactions contemplated by the Contribution Agreement, AIC, Inc., Viking Resources Corporation, Resource Energy, Inc., Atlas Energy Group, Inc., Atlas Resources, Inc. and REI-NY, Inc. will enter into a Purchase Agreement (the "Purchase Agreement") pursuant to which NVCH or an affiliate will acquire all of the membership interests in the General Partner for an aggregate purchase price of $29 million, payable in cash. We have not been engaged to address, and express no opinion concerning, any aspect of the transfer of the membership interests in the General Partner.

         McDonald Investments Inc., as part of its investment banking business, is customarily engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

         In connection with rendering this opinion, we have reviewed and analyzed, among other things, the following: (i) the Contribution Agreement, including the exhibits and schedules thereto; (ii) the Purchase Agreement, including the exhibits and schedules thereto; (iii) the proposed form of the Partnership's Second Amended and Restated Agreement of Limited Partnership; (iv) the Gas Gathering Agreement; (v) certain publicly available information concerning the Partnership, including the Partnership's Annual Report on Form 10-K for the year ended December 31, 2000 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2001; (vi) Powder River Basin coal price forecasts prepared by various independent consulting firms; (vii) audited financial statements for Triton for the fiscal years ended June 30, 2000 and 2001 and unaudited interim financial statements for three months ended September 30, 2001; (viii) certain other information, primarily financial in nature, including projections, concerning the business and operations of the Partnership and Triton (both on a stand alone and combined basis) furnished to us for purposes of our analysis; (ix) a draft of the Triton Coal Company LLC Buckskin and North Rochelle Mines Due Diligence Review, prepared for the Partnership by Pincock, Allen & Holt; (x) certain publicly available information with respect to certain other companies that we believe to be comparable to the Partnership or to Triton and the trading markets for certain of such other companies' securities; (xi) certain publicly available information concerning the trading of, and the trading market for, the Common Units; and (xii) certain publicly available information concerning the nature and terms of certain other transactions that we consider relevant to our inquiry. We have also met with certain officers of the Partnership and its affiliates and Triton and its affiliates to discuss the business and prospects of the Partnership and Triton, as well as other matters we believe relevant to our inquiry.

Conflicts Committee
January 16, 2002
Page 3

         In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided us or publicly available and have assumed and relied upon the representations and warranties of the parties contained in the Contribution Agreement, the Purchase Agreement and the Gas Gathering Agreement. We have not been engaged to, and have not independently attempted to, verify any of such information. We have also relied upon the management of the Partnership and Triton as to the reasonableness and achievability of the financial and operating projections (and the assumptions and bases therefor) provided to us and, with your consent, we have assumed that such projections, reflect the best currently available estimates and judgments of such respective managements of the Partnership and Triton. We point out to you that we have have also expressly assumed that the debt financing in amounts projected to be required by the Partnership in order to refinance its existing indebtedness and support its post-transaction operations will be available in the amounts and on the terms contemplated by the projections with which we have been furnished. We have not been engaged to assess the reasonableness or achievability of any projections or the assumptions on which they were based and express no view as to such projections or assumptions. In addition, we have not conducted a physical inspection or appraisal of any of the assets, properties or facilities of either the Partnership or Triton. We have also assumed that the conditions to the transactions as set forth in the Contribution Agreement and the related agreements would be satisfied and that the transactions would be consummated on a timely basis in the manner contemplated thereby.

         It should be noted that this opinion is based on economic and market conditions and other circumstances existing on, and information made available as of, the date hereof and does not address any matters subsequent to such date. In addition, our opinion is, in any event, limited to the fairness to the holders of Common Units, as of the date hereof, from a financial point of view, of the Consideration to be paid pursuant to the Contribution Agreement and the related agreements described above and does not address the Partnership's underlying business decision to effect such transactions or any other terms thereof. It should be noted that although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm our opinion.

         We will receive from the Partnership a fee for our services in rendering this opinion, and the Partnership and the General Partner have agreed to indemnify us under certain circumstances. We have in the past provided investment banking services to the General Partner and its affiliates, for which we have received customary compensation.

Conflicts Committee
January 16, 2002
Page 4

         In the ordinary course of our business, we may actively trade securities of the Partnership for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

         It is understood that this opinion is directed to the Conflicts Committee of the Managing Board of Directors of the General Partner (the "Committee") and may not be disclosed, summarized, excerpted from or otherwise publicly referred to without our prior written consent. Our opinion does not constitute a recommendation to any holder of Common Units as to how such holder should vote on any matter relating to the transactions contemplated by the Contribution Agreement, including the proposed Amended Partnership Agreement

         We were engaged by the Committee to render this opinion in connection with the Board's discharge of its fiduciary obligations. We have advised the Committee that we do not believe that any person (including a unitholder of the Partnership) other than the directors has the legal right to rely on this opinion for any claim arising under state law and that, should any such claim be brought against us, this assertion will be raised as a defense. In the absence of governing authority, this assertion will be resolved by the final adjudication of such issue by a court of competent jurisdiction. Resolution of this matter under state law, however, will have no effect on the rights and responsibilities of McDonald under the federal securities laws or on the rights and responsibilities of the Board of Directors under applicable law.

         Based upon and subject to the foregoing and such other matters as we consider relevant, it is our opinion that as of the date hereof, the Consideration to be paid pursuant to the Contribution Agreement and the related agreements is fair, from a financial point of view, to the holders of Common Units of the Partnership and to the Partnership.

                                Very truly yours,


                                /s/ McDonald Investments
                                --------------------------
                                McDONALD INVESTMENTS INC.

                                                                      Appendix C

                      SECOND AMENDED AND RESTATED AGREEMENT

                                       OF

                               LIMITED PARTNERSHIP

                                       OF

                          ATLAS NATURAL RESOURCES, L.P.

                           SECOND AMENDED AND RESTATED

                       AGREEMENT OF LIMITED PARTNERSHIP OF

                          ATLAS NATURAL RESOURCES, L.P.

         THIS SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF ATLAS NATURAL RESOURCES, L.P. dated as of ______________, 2002, is entered into by and among Atlas Natural Resources GP, LLC, a Delaware limited liability company, as the General Partner, and the Persons who are Limited Partners in the Partnership as of the date hereof, together with any other Persons who become Partners in the Partnership or parties hereto as provided herein. In consideration of the covenants, conditions and agreements contained herein, the parties hereto hereby agree as follows:

                                    RECITALS

         WHEREAS, the General Partner and the Organizational Limited Partner organized the Partnership as a Delaware limited partnership on May 6, 1999;

         WHEREAS, the General Partner and the Organizational Limited Partner executed and entered into the First Amended and Restated Agreement of Limited Partnership of Atlas Pipeline Partners, L.P. dated February 2, 2000 (the "Amended Partnership Agreement");

         WHEREAS, Vulcan Intermediary, L.L.C., a Delaware limited liability company, and New Vulcan Holdings, L.L.C., a Delaware limited liability company (together, the "Contributors"), the Partnership, the General Partner and Resource America, Inc. entered into a Contribution Agreement dated as of January 18, 2002, relating to the contribution to the Partnership by the Contributors of limited partnership interests in Triton Coal Company, LP, a Delaware limited partnership ("Triton" and the interests therein, the "Triton Interests"), in consideration for the issuance by the Partnership of Common Units, Subordinated Units and Deferred Participation Units (the "Contribution Agreement");

         WHEREAS, this Agreement shall become effective as of the date hereof (the "Effective Date") simultaneously with the closing of the transactions contemplated by the Contribution Agreement, which closing occurred after the affirmative vote of a "Unit Majority" (as such term is defined in the Amended Partnership Agreement) approving such transactions; and

         WHEREAS, upon the Effective Date (a) the Initial Subordinated Units shall automatically convert into Common Units, (b) the Initial Subordination Period shall end, and (c) the Subordination Period shall begin.

         NOW, THEREFORE, the Amended Partnership Agreement is hereby amended and restated in its entirety as follows:

                                   ARTICLE I
                                   DEFINITIONS

SECTION 1.1 Definitions.

         The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

         "Acquisition" means any transaction in which any Group Member acquires (through an asset acquisition, merger, stock acquisition or other form of investment) control over all or a portion of the assets, properties or business of another Person for the purpose of increasing the operating capacity or net revenues of the Partnership Group from the operating capacity or net revenues of the Partnership Group existing immediately prior to such transaction.

         "Additional Book Basis" means the portion of any remaining Carrying Value of an Adjusted Property that is attributable to positive adjustments made to such Carrying Value as a result of Book-Up Events. For purposes of determining the extent that Carrying Value constitutes Additional Book Basis:

         (a) Any negative adjustment made to the Carrying Value of an Adjusted Property as a result of either a Book-Down Event or a Book-Up Event shall first be deemed to offset or decrease that portion of the Carrying Value of such Adjusted Property that is attributable to any prior positive adjustments made thereto pursuant to a Book-Up Event or Book-Down Event.

         (b) If Carrying Value that constitutes Additional Book Basis is reduced as a result of a Book-Down Event and the Carrying Value of other property is increased as a result of such Book-Down Event, an allocable portion of any such increase in Carrying Value shall be treated as Additional Book Basis; provided that the amount treated as Additional Book Basis pursuant hereto as a result of such Book-Down Event shall not exceed the amount by which the Aggregate Remaining Net Positive Adjustments after such Book-Down Event exceeds the remaining Additional Book Basis attributable to all of the Partnership's Adjusted Property after such Book-Down Event (determined without regard to the application of this clause (b) to such Book-Down Event).

         "Additional Book Basis Derivative Items" means any Book Basis Derivative Items that are computed with reference to Additional Book Basis. To the extent that the Additional Book Basis attributable to all of the Partnership's Adjusted Property as of the beginning of any taxable period exceeds the Aggregate Remaining Net Positive Adjustments as of the beginning of such period (the "Excess Additional Book Basis"), the Additional Book Basis Derivative Items for such period shall be reduced by the amount that bears the same ratio to the amount of Additional Book Basis Derivative Items determined without regard to this sentence as the Excess Additional Book Basis bears to the Additional Book Basis as of the beginning of such period.

         "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 10.4 and who is shown as such on the books and records of the Partnership.

         "Adjusted Capital Account" means the Capital Account maintained for each Partner as of the end of each fiscal year of the Partnership:

         (a) increased by any amounts that such Partner is obligated to restore under the standards set by Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (or is deemed obligated to restore under Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5)); and

         (b) decreased by:

                  (i) the amount of all losses and deductions that, as of the end of such fiscal year, are reasonably expected to be allocated to such Partner in subsequent years under Sections 704(b)(2) and 706(d) of the Code and Treasury Regulation Section 1.751-1(b)(2)(ii); and

                  (ii) the amount of all distributions that, as of the end of such fiscal year, are reasonably expected to be made to such Partner in subsequent years in accordance with the terms of this Agreement or otherwise to the extent they exceed offsetting increases to such Partner's Capital Account that are reasonably expected to occur during (or prior to) the year in which such distributions are reasonably expected to be made (other than increases as a result of a minimum gain chargeback pursuant to Section 6.1(d)(i) or 6.1(d)(ii)).

The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith. The Adjusted Capital Account of a Partner in respect of a Partnership Security or any other specified interest in the Partnership shall be the amount which such Adjusted Capital Account would be if such Partnership Security or any other specified interest in the Partnership were the only interest in the Partnership held by a Partner from and after the date on which such Partnership Security or other specified interest in the Partnership was first issued. The Adjusted Capital Account in respect of an Outstanding Deferred Participation Unit shall at all times be zero.

         "Adjusted Operating Surplus" means, with respect to any period, Operating Surplus generated during such period:

         (a) less (i) any net increase in Working Capital Borrowings during such period and (ii) any net reduction in cash reserves for Operating Expenditures during such period not relating to an Operating Expenditure made during such period;

         (b) plus (i) any net decrease in Working Capital Borrowings during such period and (ii) any net increase in cash reserves for Operating Expenditures during such period required by any debt instrument for the repayment of principal, interest or premium.

Adjusted Operating Surplus does not include that portion of Operating Surplus included in clause (a)(i) of the definition of Operating Surplus.

         "Adjusted Property" means any property the Carrying Value of which has been adjusted pursuant to Section 5.6.

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "Aggregate Remaining Net Positive Adjustments" means, as of the end of any taxable period, the sum of the Remaining Net Positive Adjustments of all the Partners.

         "Agreed Allocation" means any allocation, other than a Required Allocation, of an item of income, gain, loss or deduction pursuant to the provisions of Section 6.1, including, without limitation, a Curative Allocation (if appropriate to the context in which the term "Agreed Allocation" is used).

         "Agreed Value" of any Contributed Property means the fair market value of such property or other consideration at the time of contribution as determined by the General Partner using such reasonable method of valuation as it may adopt. The General Partner shall, in its discretion, use such method as it deems reasonable and appropriate to allocate the aggregate Agreed Value of Contributed Properties contributed to the Partnership in a single or integrated transaction among each separate property on a basis proportional to the fair market value of each Contributed Property.

         "Agreement" means this Second Amended and Restated Agreement of Limited Partnership of Atlas Natural Resources, L.P., as it may be amended, supplemented or restated from time to time.

         "Amended Partnership Agreement" has the meaning assigned to such term in the recitals hereto.

         "Assignee" means a Non-citizen Assignee or a Person to whom one or more Limited Partner Interests have been transferred in a manner permitted under this Agreement and who has executed and delivered a Transfer Application as required by this Agreement, but who has not been admitted as a Substituted Limited Partner.

         "Associate" means, when used to indicate a relationship with any Person, (a) any corporation or organization of which such Person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock or other voting interest; (b) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same principal residence as such Person.

         "Atlas America" means Atlas America, Inc., a Delaware corporation.

         "Available Cash" means, with respect to any Quarter ending prior to the Liquidation Date:

         (a) the sum of:

                  (i) all cash and cash equivalents of the Partnership Group on hand at the end of such Quarter from all sources; and

                  (ii) all additional cash and cash equivalents of the Partnership Group on hand on the date of determination of Available Cash with respect to such Quarter resulting from Working Capital Borrowings made subsequent to the end of such Quarter;

         (b) less the amount of any cash reserves that is necessary or appropriate in the reasonable discretion of the General Partner to:

                  (i) provide for the proper conduct of the business of the Partnership Group (including reserves for future capital expenditures and for anticipated future credit needs of the Partnership Group) subsequent to such Quarter;

                  (ii) comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which any Group Member is a party or by which it is bound or its assets are subject; and

                  (iii) provide funds for distributions under Sections 6.4 or
         6.5 in respect of any one or more of the next four Quarters;

provided, however, that the General Partner may not establish cash reserves pursuant to (b)(iii) above if the effect of such reserves would be that the Partnership is unable to distribute the Minimum Quarterly Distribution on all Common Units, plus any Cumulative Common Unit Arrearage on all Common Units, with respect to such Quarter; and, provided further, that disbursements made by a Group Member or cash reserves established, increased or reduced after the end of such Quarter but on or before the date of determination of Available Cash with respect to such Quarter shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within such Quarter if the General Partner so determines. Notwithstanding the foregoing, Available Cash with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

Taxes paid by the Partnership on behalf of, or amounts withheld with respect to, all or less than all of the Partners shall not be considered cash disbursements of the Partnership that reduce Available Cash, but the payment or withholding thereof shall be deemed to be a distribution of Available Cash to the applicable Partners. Alternatively, in the discretion of the General Partner, such taxes (if pertaining to all Partners) may be considered to be cash disbursements of the Partnership which reduce Available Cash, but the payment or withholding thereof shall not be deemed to be a distribution of Available Cash to such Partners.

         "Book Basis Derivative Items" means any item of income, deduction, gain or loss included in the determination of Net Income or Net Loss that is computed with reference to the Carrying Value of an Adjusted Property (e.g., depreciation, depletion, or gain or loss with respect to an Adjusted Property).

         "Book-Down Event" means an event which triggers a negative adjustment to the Capital Accounts of the Partners pursuant to Section 5.6(d).

         "Book-Tax Disparity" means with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Section 5.5 and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

         "Book-Up Event" means an event which triggers a positive adjustment to the Capital Accounts of the Partners pursuant to Section 5.6(d).

         "Business Day" means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the states of New York or Wyoming shall not be regarded as a Business Day.

         "Capital Account" means the capital account maintained for a Partner pursuant to Section 5.6. The "Capital Account" of a Partner in respect of a Partnership Security or any other specified interest in the Partnership shall be the amount which such Capital Account would be if such Partnership Security or any other specified interest in the Partnership were the only interest in the Partnership held by a Partner from and after the date on which such Partnership Security or any other specified interest in the Partnership was first issued. The Capital Account in respect of an Outstanding Deferred Participation Unit shall at all times be zero.

         "Capital Contribution" means any cash, cash equivalents or the Net Agreed Value of Contributed Property that a Partner contributes to the Partnership pursuant to this Agreement, the Contribution and Conveyance Agreement or the Contribution Agreement.

         "Capital Improvement" means any (a) addition or improvement to the capital assets owned by any Group Member or (b) acquisition of existing, or the construction of new, capital assets (including, without limitation, coal mines, preparation plants and related assets), in each case if such addition, improvement, acquisition or construction is made for the purpose of increasing the operating capacity or net revenues of the Partnership Group from the operating capacity or net revenues of the Partnership Group existing immediately prior to such addition, improvement, acquisition or construction.

         "Capital Interests" means, with respect to any corporation, any and all shares, participations, rights or other equivalent interests in the capital of the corporation, and with respect to any partnership or limited liability company, any and all partnership or membership interests (whether general or limited) and any other interests or participations that confer on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership or limited liability company.

         "Capital Surplus" has the meaning assigned to such term in Section 6.3(a).

         "Carrying Value" means (a) with respect to a Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depreciation, amortization and cost recovery deductions charged to the Partners' and Assignees' Capital Accounts in respect of such Contributed Property, and (b) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. Notwithstanding the previous sentence, the Carrying Value of any property shall be adjusted from time to time in accordance with Section 5.6 and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

         "Cause" means a court of competent jurisdiction has entered a final, non-appealable judgment finding the General Partner liable for actual fraud, gross negligence or willful or wanton misconduct in its capacity as general partner of the Partnership.

         "Certificate" means a certificate (a) substantially in the form of Exhibit A to this Agreement with respect to Common Units, (b) substantially in the form of Exhibit B to this Agreement with respect to Subordinated Units, (c) substantially in the form of Exhibit C to this Agreement with respect to Deferred Participation Units, (d) issued in global or book entry form in accordance with the rules and regulations of the Depositary, (e) in such other form as may be adopted by the General Partner in its discretion, issued by the Partnership evidencing the ownership of one or more Common Units, Subordinated Units or Deferred Participation Units or (f) in such other form as may be adopted by the General Partner in its discretion, issued by the Partnership evidencing ownership of one or more other Partnership Securities.

         "Certificate of Limited Partnership" means the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware as referenced in Section 2.7, as such Certificate of Limited Partnership may be amended, supplemented or restated from time to time.

         "Citizenship Certification" means a properly completed certificate in such form as may be specified by the General Partner by which an Assignee or a Limited Partner certifies that he (and if he is a nominee holding for the account of another Person, that to the best of his knowledge such other Person) is an Eligible Citizen.

         "Claim" has the meaning assigned to such term in Section 7.12(c).

         "Closing Price" means for any Trading Day and with respect to any class of Limited Partner Interests, the last sale price on such day, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices on such day, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted for trading on the principal National Securities Exchange (other than the Nasdaq Stock Market) on which such Limited Partner Interests of such class are listed or admitted to trading or, if such Limited Partner Interests of such class are not listed or admitted to trading on any National Securities Exchange (other than the Nasdaq Stock Market), the last quoted price on such day or, if not so quoted, the average of the high bid and low asked prices on such day in the over-the-counter market, as reported by the Nasdaq Stock Market or such other system then in use, or, if on any such day such Limited Partner Interests of such class are not quoted by any such organization, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in such Limited Partner Interests of such class selected by the General Partner, or if on any such day no market maker is making a market in such Limited Partner Interests of such class, the fair value of such Limited Partner Interests on such day as determined reasonably and in good faith by the General Partner.

         "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of successor law.

         "Combined Interest" has the meaning assigned to such term in Section 11.3(a).

         "Commission" means the United States Securities and Exchange
Commission.

         "Common Capital Account" has the meaning assigned to such term in
Section 5.6(e)(i).

         "Common Unit" means a Partnership Security representing a fractional part of the Partnership Interests of all Limited Partners and Assignees and of the General Partner (exclusive of its interest as a holder of Deferred Participation Units, General Partner Units and Incentive Distribution Rights) and having the rights and obligations specified with respect to Common Units in this Agreement. The term "Common Unit" does not refer to a Subordinated Unit prior to its conversion into a Common Unit pursuant to Section 5.10.

         "Common Unit Arrearage" means, with respect to any Common Unit, whenever issued, and as to any Quarter, the excess, if any, of (a) the Minimum Quarterly Distribution with respect to a Common Unit in respect of such Quarter over (b) the sum of all Available Cash distributed with respect to a Common Unit in respect of such Quarter pursuant to Section 6.4(a)(i)(A) or Section 6.4(b)(i), as applicable. Any Common Unit Arrearage shall accrue without interest.

         "Conflicts Committee" means a committee of the Board of Directors of the General Partner composed entirely of two or more directors who are "independent" in accordance with the rules (and exclusions thereto) of the principal National Securities Exchange on which the Common Units trade.

         "Contributed Property" means each property or other asset, in such form as may be permitted by the Delaware Act, but excluding cash, contributed to the Partnership (or deemed contributed to a new partnership on termination of the Partnership pursuant to Section 708 of the Code). Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 5.6(d), such property shall no longer constitute a Contributed Property, but shall be deemed an Adjusted Property.

         "Contribution Agreement" has the meaning assigned to such term in the recitals hereto.

         "Contribution and Conveyance Agreement" means that certain Contribution, Conveyance and Assumption Agreement, dated as of the Initial Closing Date, among the General Partner, the Partnership and the Operating Partnership, together with certain other instruments contemplated or referenced thereunder.

         "Contributors" has the meaning assigned to such term in the recitals hereto.

         "Cumulative Common Unit Arrearage" means, with respect to any Common Unit, whenever issued, and as of the end of any Quarter, the excess, if any, of
(a) the sum resulting from adding together the Common Unit Arrearage as to an Initial Common Unit for each of the Quarters ending on or before the last day of such Quarter, over (b) the sum of any distributions theretofore made with respect to an Initial Common Unit pursuant to Section 6.4(a)(i)(B) or Section 6.4(b)(ii), as the case may be, and Section 6.5(b) (including any distributions to be made in the last of such Quarter). Any Cumulative Common Unit Arrearage shall accrue without interest.

         "Curative Allocation" means any allocation of an item of income, gain, deduction, loss or credit pursuant to the provisions of Section 6.1(d)(xi).

         "Current Market Price" means, as of any date of any class of Limited Partner Interests listed or admitted to trading on any National Securities Exchange, the average of the daily Closing Prices per limited partner interest of such class for the 20 consecutive Trading Days immediately prior to such date.

         "Deferred Participation Unit" means a Limited Partner Interest issued to the Contributors by the Partnership in connection with their contribution to the Partnership of the Triton Interests pursuant to Section 5.4 and any Limited Partner Interests designated as such issued thereafter. A Deferred Participation Unit shall confer upon the holder thereof only the rights and obligations specifically provided in this Agreement with respect to Deferred Participation Units and no other rights otherwise available to or other obligations of a holder of a Partnership Interest shall be conferred upon the holder thereof. Notwithstanding anything in this Agreement to the contrary, the holder of a Deferred Participation Unit shall not be entitled to vote such Deferred Participation Unit on any Partnership matter except as expressly set forth in this Agreement nor will such holder be entitled to any distributions from the Partnership.

         "Delaware Act" means the Delaware Revised Uniform Limited Partnership Act, 6 Del C. Sections 17-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

         "Departing Partner" means a former General Partner from and after the effective date of any withdrawal or removal of such former General Partner pursuant to Section 11.1 or 11.2.

         "Depositary" means, with respect to any Units issued in global or book entry form, The Depository Trust Company and its successors and permitted assigns.

         "Economic Risk of Loss" has the meaning set forth in Treasury Regulation Section 1.752-2(a).

         "Effective Date" has the meaning assigned to such term in the recitals hereto.

         "Eligible Citizen" means a Person qualified to own interests in real property and federal coal leases in jurisdictions in which any Group Member does business or proposes to do business from time to time, and whose status as a Limited Partner or Assignee does not or would not subject such Group Member to a significant risk of cancellation or forfeiture of any of its properties, coal leases or any interests therein.

         "Estimated Maintenance Capital Expenditures" means an estimate made in good faith by the board of directors of the General Partner (with the concurrence of the Conflicts Committee) of the average quarterly Maintenance Capital Expenditures that the Partnership will incur over the long term. The board of directors of the General Partner will be permitted to make such estimate in any manner it determines reasonable in its sole discretion. The estimate will be made annually and whenever an event occurs that is likely to result in a material adjustment to the amount of Maintenance Capital Expenditures on a long term basis. The Partnership shall disclose to its Partners the amount of Estimated Maintenance Capital Expenditures. Except as provided in the definition of Subordination Period, any adjustments to Estimated Maintenance Capital Expenditures shall be prospective only.

         "Event of Withdrawal" has the meaning assigned to such term in Section 11.1(a).

         "Expansion Capital Expenditures" means cash capital expenditures for Acquisitions or Capital Improvements. Where cash capital expenditures are made in part for Acquisitions or Capital Improvements and in part for other purposes, the General Partner's good faith allocation thereof between the portion used for Acquisitions or Capital Improvements and the portion used for other purposes shall be conclusive. Expansion Capital Expenditures shall not include Maintenance Capital Expenditures.

         "First Deferred Target Distribution" means $0.61 per Unit per Quarter, subject to adjustment in accordance with Sections 6.6 and 6.10.

         "First Liquidation Target Amount" has the meaning assigned to such term in Section 6.1(c)(i)(D).

         "First Target Distribution" means $0.52 per Unit per Quarter (or, with respect to the period commencing on the Initial Closing Date and ending on March 31, 2000, it means the product of $0.52 multiplied by a fraction of which the numerator is the number of days in such period, and of which the denominator is
92), subject to adjustment in accordance with Sections 6.6 and 6.9.

         "Fourth Deferred Target Distribution" means $0.70 per Unit per Quarter, subject to adjustment in accordance with Sections 6.6 and 6.10.

         "General Partner" means Atlas Natural Resources GP, LLC and its successors and permitted assigns as general partner of the Partnership.

         "General Partner Interest" means the ownership interest of the General Partner in the Partnership (in its capacity as a general partner without reference to any Limited Partner Interest held by it) which is evidenced by General Partner Units and includes any and all benefits to which the General Partner is entitled as provided in this Agreement, together with all obligations of the General Partner to comply with the terms and provisions of this Agreement.

         "General Partner Unit" means a Partnership Security representing a fractional part of the General Partner Interest and having the rights and obligations specified with respect to General Partner Units in this Agreement.

         "Group" means a Person that with or through any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent given to such Person in response to a proxy or consent solicitation made to 10 or more Persons) or disposing of any Partnership Securities with any other Person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, Partnership Securities.

         "Group Member" means a member of the Partnership Group.

         "Holder" as used in Section 7.12, has the meaning assigned to such term in Section 7.12(a).

         "Incentive Distribution Right" means a Limited Partner Interest issued to the General Partner in connection with the transfer of substantially all of its general partner interest in the Operating Partnership to the Partnership pursuant to Section 5.2. An Incentive Distribution Right will confer upon the holder thereof only the rights and obligations specifically provided in this Agreement with respect to Incentive Distribution Rights (and no other rights otherwise available to or other obligations of a holder of a Partnership Interest). Notwithstanding anything in this Agreement to the contrary, the holder of an Incentive Distribution Right shall not be entitled to vote such Incentive Distribution Right on any Partnership matter except as expressly set forth in this Agreement or as may otherwise be required by law.

         "Incentive Distributions" means any amount of cash distributed to the holder of the Incentive Distribution Rights pursuant to Sections
6.4(a)(i)(D)-(F) and 6.4(b)(iii)-(v).

         "Indemnified Persons" has the meaning assigned to such term in Section 7.12(c).

         "Indemnitee" means (a) the General Partner, (b) any Departing Partner,
(c) any Person who is or was an Affiliate of the General Partner or any Departing Partner, (d) any Person who is or was a member, partner, officer, director, employee, agent or trustee of any Group Member, the General Partner or any Departing Partner or any Affiliate of any Group Member, the General Partner or any Departing Partner, (e) any Person who is or was serving at the request of the General Partner or any Departing Partner or any Affiliate of the General Partner or any Departing Partner as an officer, director, employee, agent or trustee of any Group member, the General Partner or any Departing Partner or any Affiliate of any Group Member, the General Partner or any Departing Partner, and
(f) any Person who is or was serving at the request of the General Partner or any Departing Partner or any Affiliate of the General Partner or any Departing Partner as an officer, director, employee, member, partner, agent, fiduciary or trustee of another Person; provided, that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services.

         "Initial Closing Date" means February 2, 2000.

         "Initial Common Units" means the Common Units sold in the Initial Offering.

         "Initial Limited Partners" means the General Partner (with respect to the Common Units, Initial Subordinated Units and the Incentive Distribution Rights received by it pursuant to Section 5.2) and the Underwriters, in each case upon being admitted to the Partnership in accordance with Section 10.1.

         "Initial Offering" means the initial offering and sale of Initial Common Units to the public, as described in the Registration Statement.

         "Initial Subordinated Unit" means a Unit having the rights and obligations specified with respect to "Subordinated Units" in the Amended Partnership Agreement. On the Effective Date, all Outstanding Initial Subordinated Units automatically converted into Common Units. Immediately upon such conversion, the holder of a converted Initial Subordinated Unit became a Unitholder of an Outstanding Common Unit with all of the rights and obligations of a Unitholder holding a Common Unit hereunder. The term Initial Subordinated Unit as used herein does not include a Subordinated Unit.

         "Initial Subordination Period" means the period that commenced on the Initial Closing Date and ended upon the Effective Date.

         "Initial Unit Price" means (a) with respect to the Common Units and the Initial Subordinated Units, the initial public offering price per Common Unit at which the Underwriters offered the Initial Common Units to the public for sale as set forth on the cover page of the prospectus included as part of the Registration Statement and first issued at or after the time the Registration Statement first became effective or (b) with respect to the Subordinated Units, the Deferred Participation Units or any other class or series of Units, the price per Unit at which such class or series of Units is initially sold by the Partnership, as determined by the General Partner, in each case adjusted as the General Partner determines to be appropriate to give effect to any distribution, subdivision or combination of Units.

         "Interim Capital Transactions" means the following transactions if they occur prior to the Liquidation Date: (a) borrowings, refinancings or refundings of indebtedness and sales of debt securities (other than Working Capital Borrowings and other than for items purchased on open account in the ordinary course of business) by any Group Member; (b) sales of equity interests by any Group Member (including the Common Units sold to the Underwriters pursuant to the exercise of their over-allotment option); and (c) sales or other voluntary or involuntary dispositions of any assets of any Group Member other than (i) sales or other dispositions of inventory, accounts receivable and other assets in the ordinary course of business, and (ii) sales or other dispositions of assets as part of normal retirements or replacements.

         "Issue Price" means the price at which a Unit is purchased from the Partnership, after taking into account any sales commission or underwriting discount charged to the Partnership.

         "Lien" means, with respect to any Outstanding Incentive Distribution Rights held by the General Partner or its Affiliates, any interest in all or a portion of the Outstanding Incentive Distribution Rights that secures an obligation or debt owed to, or a claim by, a Person other than the holder of such Outstanding Incentive Distribution Rights, whether such interest is based on common law, statute or contract (including the security interest arising from a security agreement, mortgage, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes) which in each case secures a monetary debt or obligation of the holder of such Outstanding Incentive Distribution Rights.

         "Limited Partner" means, unless the context otherwise requires, (a) the Organizational Limited Partner prior to its withdrawal from the Partnership, each Initial Limited Partner, each Substituted Limited Partner, each Additional Limited Partner and any Partner upon the change of its status from General Partner to Limited Partner pursuant to Section 11.3 or (b) solely for purposes of Articles V, VI, VII and IX and Sections 12.3 and 12.4, each Assignee; provided, however, that when the term "Limited Partner" is used herein in the context of any vote or other approval, including without limitation Articles XIII and XIV, such term shall not, solely for such purpose, include any holder of an Incentive Distribution Right or Deferred Participation Unit except as expressly set forth in this Agreement or as may otherwise be required by law.

         "Limited Partner Interest" means the ownership interest of a Limited Partner or Assignee in the Partnership, which may be evidenced by Common Units, Subordinated Units, Deferred Participation Units, Incentive Distribution Rights or other Partnership Securities or a combination thereof or interest therein and includes any and all benefits to which such Limited Partner or Assignee is entitled as provided in this Agreement, together with all obligations of such Limited Partner or Assignee to comply with the terms and provisions of this Agreement; provided, however, a Limited Partner Interest does not include any other options, rights, warrants and appreciation rights relating to or convertible into an equity interest in the Partnership; and provided further, that when the term Limited Partner Interest is used herein in the context of any vote or other approval, including without limitation Articles XIII and XIV, such term shall not, solely for such purpose, include any holder of an Incentive Distribution Right or Deferred Participation Unit except as expressly set forth in this Agreement or as may otherwise be required by law. A Limited Partner Interest shall not include any General Partner Units.

         "Liquidation Date" means (a) in the case of an event giving rise to the dissolution of the Partnership of the type described in clauses (a) and (b) of the first sentence of Section 12.2, the date on which the applicable time period during which the holders of Outstanding Units have the right to elect to reconstitute the Partnership and continue its business has expired without such an election being made, and (b) in the case of any other event giving rise to the dissolution of the Partnership, the date on which such event occurs.

         "Liquidator" means one or more Persons selected by the General Partner to perform the functions described in Section 12.3 as liquidating trustee of the Partnership within the meaning of the Delaware Act.

         "Maintenance Capital Expenditures" means cash capital expenditures (including expenditures for the addition or improvement to the capital assets owned by any Group Member or for the acquisition of existing, or the construction of new, capital assets (including, without limitation, coal mines, pipelines, compressor stations and related assets)) if such expenditure is made to maintain the operating capacity of the capital assets of the Partnership Group, as such assets existed at the time of such expenditure. Where cash capital expenditures are made in part to maintain the operating capacity referred to in the immediately preceding sentence and in part for other purposes, the General Partner's good faith allocation thereof between the portion used to maintain such operating capacity and the portion used for other purposes shall be conclusive. Maintenance Capital Expenditures shall not include Expansion Capital Expenditures.

         "Master Natural Gas Gathering Agreement" means that Master Natural Gas Gathering Agreement, dated as of the Initial Closing Date, among Atlas America, Resource Energy, Viking Resources, the Partnership and the Operating Partnership, as amended and restated as of the Effective Date, and as such agreement may be amended, supplemented or restated from time to time.

         "Merger Agreement" has the meaning assigned to such term in Section
14.1.

         "Minimum Quarterly Distribution" means $0.42 per Unit per Quarter (or with respect to the period commencing on the Initial Closing Date and ending on March 31, 2000, it means the product of $0.42 multiplied by a fraction of which the numerator is the number of days in such period and of which the denominator is 92), subject to adjustment in accordance with Sections 6.6 and 6.10.

         "National Securities Exchange" means an exchange registered with the Commission under Section 6(a) of the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time, and any successor to such statute, or the Nasdaq Stock Market, Inc. or any successor thereto.

         "Net Agreed Value" means, (a) in the case of any Contributed Property, the Agreed Value of such property reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Partner or Assignee by the Partnership, the Partnership's Carrying Value of such property (as adjusted pursuant to Section 5.6(d)(ii)) at the time such property is distributed, reduced by any indebtedness either assumed by such Partner or Assignee upon such distribution or to which such property is subject at the time of distribution, in either case, as determined under Section 752 of the Code.

         "Net Income" means, for any taxable period, the excess, if any, of the Partnership's items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable period over the Partnership's items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with Section 5.6(b) and shall not include any items specially allocated under Section 6.1(d); provided that the determination of the items that have been specially allocated under Section 6.1(d) shall be made as if Section 6.1(d)(xii) were not in this Agreement.

         "Net Loss" means, for any taxable period, the excess, if any, of the Partnership's items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable period over the Partnership's items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with Section 5.6(b) and shall not include any items specially allocated under Section 6.1(d); provided that the determination of the items that have been specially allocated under Section 6.1(d) shall be made as if Section 6.1(d)(xii) were not in this Agreement.

         "Net Positive Adjustments" means, with respect to any Partner, the excess, if any, of the total positive adjustments over the total negative adjustments made to the Capital Account of such Partner pursuant to Book-Up Events and Book-Down Events.

         "Net Termination Gain" means, for any taxable year, the sum, if positive, of all items of income, gain, loss or deduction recognized by the Partnership after the Liquidation Date or any Unrealized Gain deemed recognized by the Partnership pursuant to Section 5.6(d). The items included in the determination of Net Termination Gain shall be determined in accordance with Sections 5.6(b) and 5.6(d) and shall not include any items of income, gain or loss specially allocated under Section 6.1(d).

         "Net Termination Loss" means, for any taxable year, the sum, if negative, of all items of income, gain, loss or deduction recognized by the Partnership after the Liquidation Date or any Unrealized Loss deemed recognized by the Partnership pursuant to Section 5.6(d). The items included in the determination of Net Termination Loss shall be determined in accordance with Sections 5.6(b) and 5.6(d) and shall not include any items of income, gain or loss specially allocated under Section 6.1(d).

         "Non-citizen Assignee" means a Person whom the General Partner has determined in its discretion does not constitute an Eligible Citizen and as to whose Partnership Interest the General Partner has become the Substituted Limited Partner, pursuant to Section 4.9.

         "Nonrecourse Built-in Gain" means with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Sections 6.2(b)(i)(A), 6.2(b)(ii)(A) and 6.2(b)(iii) if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

         "Nonrecourse Deductions" means any and all items of loss, deduction or expenditures (described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(b), are attributable to a Nonrecourse Liability.

         "Nonrecourse Liability" has the meaning set forth in Treasury Regulation Section 1.752-1(a)(2).

         "Notice of Election to Purchase" has the meaning assigned to such term in Section 15.1(b).

         "Operating Expenditures" means all Partnership Group expenditures, including, but not limited to, taxes, reimbursements of the General Partner, repayment of Working Capital Borrowings, debt service payments and capital expenditures, subject to the following:

         (a) Payments (including prepayments) of principal of and premium on indebtedness other than Working Capital Borrowings shall not constitute Operating Expenditures;

         (b) Operating Expenditures shall not include Expansion Capital Expenditures, or actual Maintenance Capital Expenditures but shall include Estimated Maintenance Capital Expenditures; and

         (c) Operating Expenditures shall not include (i) payment of transaction expenses relating to Interim Capital Transactions or (ii) distribution to partners.

         "Operating Partnership" means Atlas Natural Resources Operating Partnership, L.P., a Delaware limited partnership, and any successors thereto; provided, however, that unless the context requires otherwise, any references herein to the term Operating Partnership shall also be deemed to include, to the extent of the Partnership's ownership therein, any partnerships, limited liability companies, joint ventures or other entities formed or acquired by the Partnership in connection with the conduct by the Partnership of the business and activities permitted by the terms of Section 2.4, including, without limitation, Triton.

         "Operating Partnership Agreement" means the Limited Partnership Agreement of the Operating Partnership, as it may be amended, supplemented or restated from time to time; provided, however, that unless the context otherwise requires, any references to the term Operating Partnership Agreement shall also be deemed to include the partnership agreement or other governing charter agreement for any partnership, limited liability company, joint venture or other entity formed or acquired by the Partnership in connection with the conduct by the Partnership of business and activities permitted by the terms of Section 2.4, including, without limitation, Triton.

         "Operating Surplus" means, with respect to any period ending prior to the Liquidation Date, on a cumulative basis and without duplication,

         (a) the sum of:

                  (i) all cash and cash equivalents of the Partnership Group on hand as of the close of business on the Initial Closing Date;

                  (ii) all cash receipts of the Partnership Group for the period beginning on the Initial Closing Date and ending with the last day of such period, other than cash receipts from Interim Capital Transactions (except to the extent specified in Section 6.5); and

                  (iii) all cash receipts of the Partnership Group after the end of such period but on or before the date of determination of Operating Surplus with respect to such period resulting from Working Capital Borrowings,

         (b) less the sum of:

                  (i) Operating Expenditures for the period beginning on the Initial Closing Date and ending with the last day of such period; and

                  (ii) the amount of cash reserves that is necessary or advisable in the reasonable discretion of the General Partner to provide funds for future Operating Expenditures.

Notwithstanding the foregoing, Operating Surplus with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero. Taxes paid by the Partnership on behalf of, or amounts withheld with respect to, all or less than all of the Partners shall not be considered cash operating expenditures of the Partnership that reduce Operating Surplus, but the payment or withholding thereof shall be deemed to be a distribution of Available Cash to such Partners. Alternatively, in the discretion of the General Partner, such taxes (if pertaining to all Partners) may be considered to be cash operating expenditures of the Partnership which reduce Operating Surplus, but the payment or withholding thereof shall not be deemed to be a distribution of Available Cash to such Partners.

         "Opinion of Counsel" means a written opinion of counsel (who may be regular counsel to the Partnership or the General Partner or any of their Affiliates) acceptable to the General Partner in its reasonable discretion.

         "Organizational Limited Partner" means Resource Energy in its capacity as the organizational limited partner of the Partnership pursuant to this Agreement.

         "Outstanding" means:

         (a) with respect to Partnership Securities, all Partnership Securities that are issued by the Partnership and reflected as outstanding on the Partnership's books and records as of the date of determination; provided, however, that if at any time any Person or Group (other than the General Partner or its Affiliates) beneficially owns 20% or more of any Outstanding Partnership Securities of any class then Outstanding, all Partnership Securities owned by such Person or Group shall not be voted on any matter and shall not be considered to be Outstanding when:

                  (i) sending notices of a meeting of Limited Partners to vote on any matter (unless otherwise required by law);

                  (ii) calculating required votes;

                  (iii) determining the presence of a quorum; or

                  (iv) for other similar purposes under this Agreement;

except that Common Units so owned shall be considered to be Outstanding for purposes of Section 11.1(b)(iv) (such Common Units shall not, however, be treated as a separate class or series of Partnership Securities for purposes of this Agreement); and

         (b) the foregoing limitation shall not apply to:

                  (i) any Person or Group who acquired 20% or more of any Outstanding Partnership Securities of any class then Outstanding directly from the General Partner or its Affiliates;

                  (ii) any Person or Group who acquired 20% or more of any Outstanding Partnership Securities of any class then Outstanding directly or indirectly from a Person or Group described in clause
         (b)(i) provided that the General Partner shall have notified such Person or Group in writing that such limitation shall not apply; and

                  (iii) the Contributors or any Person that is a direct or indirect beneficial owner of one or more of the Contributors as of the Effective Date; provided, however, that this clause (b)(iii) applies only with respect to those Partnership Securities (and any Partnership Securities into which such securities may convert) issued pursuant to the Contribution Agreement and held by such Contributors or Persons.

         "Over-Allotment Option" means the over-allotment option granted to the Underwriters by the Partnership pursuant to the Underwriting Agreement.

         "Parity Units" means Common Units and all other Units, other than General Partner Units, having rights to distributions or in liquidation ranking on a parity with the Common Units.

         "Partner Nonrecourse Debt" has the meaning set forth in Treasury Regulation Section 1.704-2(b)(4).

         "Partner Nonrecourse Debt Minimum Gain" has the meaning set forth in Treasury Regulation Section 1.704-2(i)(2).

         "Partner Nonrecourse Deductions" means any and all items of loss, deduction or expenditure (including, without limitation, any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(i), are attributable to a Partner Nonrecourse Debt.

         "Partners" means the General Partner and the Limited Partners.

         "Partnership" means Atlas Natural Resources, L.P., a Delaware limited partnership, and any successors thereto.

         "Partnership Group" means the Partnership, any Operating Partnership and any Subsidiary of any such entity, treated as a single consolidated entity.

         "Partnership Interest" means an interest in the Partnership, which shall include the General Partner Interest and Limited Partner Interests.

         "Partnership Minimum Gain" means that amount determined in accordance with the principles of Treasury Regulation Section 1.704-2(d).

         "Partnership Security" means any class or series of equity interest in the Partnership, including, without limitation, Common Units, Subordinated Units, General Partner Units, Deferred Participation Units and Incentive Distribution Rights; provided, however, a "Partnership Security" does not include any other options, rights, warrants and appreciation rights relating to or convertible into an equity interest in the Partnership.

         "Percentage Interest" means as of any date of determination:

         (a) as to any Unitholder or Assignee holding Units, the product obtained by multiplying (i) 100% less the percentage applicable to clause (b) by
(ii) the quotient obtained by dividing (A) the number of Units held by such Unitholder or Assignee by (B) the total number of all Outstanding Units; and

         (b) as to the holders of additional Partnership Securities issued by the Partnership in accordance with Section 5.7, the percentage established as a part of such issuance.

The Percentage Interests with respect to an Incentive Distribution Right and a Deferred Participation Unit shall at all times be zero. The Percentage Interest of the General Partner with respect to General Partner Units may not be more than 1.0% regardless of the then existing number of Outstanding General Partner Units.

         "Person" means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

         "Per Unit Capital Amount" means, as of any date of determination, the Capital Account, stated on a per Unit basis, underlying any Unit held by a Person other than the General Partner or any Affiliate of the General Partner who holds Units.

         "Per Unit Capital Ratio" means, as of any date of determination, the ratio that the Per Unit Capital Amount for Common Units bears to the Per Unit Capital Amount for Subordinated Units.

         "Pro Rata" means (a) when modifying Units or any class thereof, apportioned equally to each such Unit, (b) when modifying Unitholders, Partners or Assignees, apportioned among such Unitholders, Partners or Assignees in accordance with their relative Percentage Interests and (c) when modifying holders of Incentive Distribution Rights or Deferred Participation Units, apportioned equally among such holders in accordance with the relative number of Incentive Distribution Rights or Deferred Participation Units held by each such holder.

         "Purchase Date" means the date determined by the General Partner as the date for purchase of all Outstanding Units of a certain class (other than Units owned by the General Partner and its Affiliates) pursuant to Article XV.

         "Quarter" means, unless the context requires otherwise, a fiscal quarter of the Partnership.

         "Recapture Income" means any gain recognized by the Partnership (computed without regard to any adjustment required by Section 734 or Section 743 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

         "Record Date" means the date established by the General Partner for determining (a) the identity of the Record Holders entitled to notice of, or to vote at, any meeting of Limited Partners or entitled to vote by ballot or give approval of Partnership action in writing without a meeting or entitled to exercise rights in respect of any lawful action of Limited Partners or (b) the identity of Record Holders entitled to receive any report or distribution or to participate in any offer.

         "Record Holder" means the Person in whose name a Common Unit is registered on the books of the Transfer Agent as of the opening of business on a particular Business Day, or with respect to other Partnership Securities, the Person in whose name any such other Partnership Security is registered on the books which the General Partner has caused to be kept as of the opening of business on such Business Day.

         "Redeemable Interests" means any Partnership Interests for which a redemption notice has been given, and has not been withdrawn, pursuant to
Section 4.10.

         "Registration Statement" means the Registration Statement on Form S-1 (Registration No. 333-85193) as it has been or as it may be amended or supplemented from time to time, filed by the Partnership with the Commission under the Securities Act to register the offering and sale of the Initial Common Units in the Initial Offering.

         "Remaining Net Positive Adjustments" means as of the end of any taxable period:

         (a) with respect to the Unitholders holding Common Units, General Partner Units or Subordinated Units, the excess of (i) the Net Positive Adjustments of the Unitholders holding Common Units, General Partner Units or Subordinated Units as of the end of such period over (ii) the sum of those Partners' Share of Additional Book Basis Derivative Items for each prior taxable period;

         (b) with respect to the holders of Incentive Distribution Rights, the excess of (i) the Net Positive Adjustments of the holders of Incentive Distribution Rights as of the end of such period over (ii) the sum of the Share of Additional Book Basis Derivative Items of the holders of the Incentive Distribution Rights for each prior taxable period.

         "Required Allocations" means (a) any limitation imposed on any allocation of Net Losses or Net Termination Losses under Section 6.1(b) or 6.1(c)(ii) and (b) any allocation of an item of income, gain, loss or deduction pursuant to Section 6.1(d)(i), 6.1(d)(ii), 6.1(d)(iv), 6.1(d)(vii) or 6.1(d)(ix).

         "Residual Gain" or "Residual Loss" means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of a Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 6.2(b)(i)(A) or 6.2(b)(ii)(A), respectively, to eliminate Book-Tax Disparities.

         "Resource Energy" means Resource Energy, Inc., a Delaware corporation and an Affiliate of Atlas America.

         "Second Deferred Target Distribution" means $0.64 per Unit per Quarter, subject to adjustment in accordance with Sections 6.6 and 6.10.

         "Second Target Distribution" means $0.60 per Unit per Quarter (or, with respect to the period commencing on the Initial Closing Date and ending on December 31, 1999, it means the product of $0.60 multiplied by a fraction of which the numerator is equal to the number of days in such period and of which the denominator is 92), subject to adjustment in accordance with Sections 6.6 and 6.10.

         "Securities Act" means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute.

         "Share of Additional Book Basis Derivative Items" means in connection with any allocation of Additional Book Basis Derivative Items for any taxable period, (a) with respect to the Unitholders holding Common Units, General Partner Units or Subordinated Units, the amount that bears the same ratio to such Additional Book Basis Derivative Items as the Unitholders' Remaining Net Positive Adjustments as of the end of such period bears to the Aggregate Remaining Net Positive Adjustments as of that time, and (b) with respect to the Partners holding Incentive Distribution Rights, the amount that bears the same ratio to such Additional Book Basis Derivative Items as the Remaining Net Positive Adjustments of the Partners holding the Incentive Distribution Rights as of the end of such period bears to the Aggregate Remaining Net Positive Adjustments as of that time.

         "Special Approval" means approval by a majority of the members of the Conflicts Committee.

         "Subordinated Unit" means a Unit representing a fractional part of the Partnership Interests of all Limited Partners and Assignees (other than of holders of the Incentive Distribution Rights) and having the rights and obligations specified with respect to Subordinated Units in this Agreement. The term "Subordinated Unit" as used herein does not include a Deferred Participation Unit prior to its conversion into a Subordinated Unit pursuant to
Section 5.11.

         "Subordination Period" means the period commencing on the Effective Date and ending when no Subordinated Units or Deferred Participation Units are Outstanding. The Subordination Period may exist without the presence of a Unit Subordination Period.

         "Subsidiary" means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares of Capital Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the Capital Interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

         "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 10.2 in place of and with all the rights of a Limited Partner and who is shown as a Limited Partner on the books and records of the Partnership.

         "Surviving Business Entity" has the meaning assigned to such term in
Section 14.2(b).

         "Third Deferred Target Distribution" means $0.67 per Unit per Quarter, subject to adjustment in accordance with Sections 6.6 and 6.10.

         "Trading Day" means a day on which the principal National Securities Exchange on which Limited Partner Interests of any class are listed or admitted to trading is open for the transaction of business or, if Limited Partner Interests of a class are not listed or admitted to trading on any National Securities Exchange, a day on which banking institutions in New York City generally are open.

         "Tranche" has the meaning assigned to such term in Section 5.11(a).

         "Transfer" has the meaning assigned to such term in Section 4.4(a).

         "Transfer Agent" means such bank, trust company or other Person (including the General Partner or one of its Affiliates) as shall be appointed from time to time by the Partnership to act as registrar and transfer agent for the Common Units; provided that if no Transfer Agent is specifically designated for any other Partnership Securities, the General Partner shall act in such capacity.

         "Transfer Application" means an application and agreement for transfer of Units in the form set forth on the back of a Certificate or in a form substantially to the same effect in a separate instrument.

         "Triton" has the meaning assigned to such term in the recitals hereto.

         "Triton Interests" has the meaning assigned to such term in the recitals hereto.

         "Underwriter" means each Person named as an underwriter in Schedule I to the Underwriting Agreement who purchases Common Units pursuant thereto.

         "Underwriting Agreement" means the Underwriting Agreement dated January 27, 2000 among the Underwriters, the Partnership and certain other parties, providing for the purchase of Common Units by such Underwriters.

         "Unit" means a Partnership Security representing a fractional part of the Partnership Interests of all Partners and Assignees and that is designated as a "Unit" and shall include Common Units, General Partner Units, and Subordinated Units; provided, however, that (a) each Common Unit at any time Outstanding shall represent the same fractional part of the Partnership Interests of all Partners and Assignees holding Common Units as each other Common Unit, (b) each General Partner Unit at any time Outstanding shall represent the same fractional part of the Partnership Interests of all Partners and Assignees holding General Partner Units as each other General Partner Unit and (c) each Subordinated Unit at any time Outstanding shall represent the same fractional part of the Partnership Interests of all Partners and Assignees holding Subordinated Units as each other Subordinated Unit; provided further that a "Unit" shall not include an Incentive Distribution Right or a Deferred Participation Unit.

         "Unitholders" means the holders of Common Units, General Partner Units and Subordinated Units but shall not include holders of Outstanding Incentive Distribution Rights or Deferred Participation Units.

         "Unit Majority" means:

         (a) during the Subordination Period, at least a majority of the Outstanding Common Units voting as a class and at least a majority of the Outstanding Subordinated Units voting as a class;

         (b) after the end of the Subordination Period, at least a majority of the Outstanding Common Units.

         "Unit Subordination Period" means with respect to any particular Subordinated Unit, the period commencing on the Effective Date and ending on the first to occur of the following dates:

         (a) the first day of any Quarter in respect of which:

                  (i) (A) distributions of Available Cash from Operating Surplus on each of the Outstanding Common Units and Subordinated Units with respect to each of the eight consecutive Quarters immediately preceding such date equaled or exceeded the sum of the Minimum Quarterly Distribution on all Outstanding Common Units and Subordinated Units during each such Quarter and such Subordinated Unit was Outstanding during each such Quarter; and

                           (B) the Adjusted Operating Surplus generated during
                  each of the eight consecutive Quarters immediately preceding such date equaled or exceeded the sum of the Minimum Quarterly Distribution on all of the Common Units and Subordinated Units that were Outstanding during each such Quarter on a fully diluted basis (i.e., taking into account for purposes of such determination all Outstanding Common Units, all Outstanding Subordinated Units, all Common Units issuable upon exercise of employee options that have, as of the date of determination, already vested or are scheduled to vest prior to the end of the Quarter immediately following the Quarter with respect to which such determination is made, and all Common Units that have as of the date of determination, been earned by but not yet issued to management of the Partnership in respect of incentive compensation; provided, however, no Deferred Participation Units nor the Subordinated Units into which they may be converted shall be taken into account, other than those Subordinated Units to be issued pursuant to the conversion of the Deferred Participation Units into Subordinated Units as a result of the distribution declared for such Quarter), plus the related distributions on the General Partner Units and on the general partner interest in the Operating Partnership, during each such Quarter; and

                  (ii) there are no Cumulative Common Unit Arrearages; or

         (b) the first day of any Quarter in respect of which:

                  (i) (A) distributions of Available Cash that are deemed to be from Operating Surplus on each of the Outstanding Common Units and Subordinated Units with respect to each of the four consecutive Quarters immediately preceding such date equaled or exceeded the sum of $0.58 on all Outstanding Common Units and Subordinated Units during each such Quarter and such Subordinated Unit was Outstanding during each such Quarter; and

                           (B) the Adjusted Operating Surplus generated during
                  each of the four consecutive Quarters immediately preceding such date equaled or exceeded the sum of $0.58 on all of the Common Units and Subordinated Units that were Outstanding during such Quarters on a fully diluted basis (i.e., taking into account for purposes of such determination all Outstanding Common Units, all Outstanding Subordinated Units, all Common Units issuable upon exercise of employee options that have, as of the date of determination, already vested or are scheduled to vest prior to the end of the Quarter immediately following the Quarter with respect to which such determination is made, and all Common Units that have, as of the date of determination, been earned by but not yet issued to management of the Partnership in respect of incentive compensation; provided, however, no Deferred Participation Units nor the Subordinated Units into which they may be converted shall be taken into account, other than those Subordinated Units to be issued pursuant to the conversion of the Deferred Participation Units into Subordinated Units as a result of the distribution declared for such Quarter), plus the related distributions on the General Partner Units and on the general partner interest in the Operating Partnership, during each such Quarter; and

                  (ii) there are no Cumulative Common Unit Arrearages;

         provided, however, that for purposes of subclause (b)(i), the first four Quarters immediately following the Effective Date shall not be considered in the determination of whether the conditions for conversion set forth in subclause (b)(i) have been met; and

         provided further, that the Quarter in which the Effective Date occurs shall (A) be counted as one of such first four Quarters and (B) be considered as one of the eight immediately preceding Quarters in which the Subordinated Units referred to in subclauses (a)(i)(A) and
         (a)(i)(B) above are Outstanding for purposes of the eight Quarter test set forth therein, only if the Effective Date occurs within the first calendar month of such Quarter; or

         (c) the date on which the General Partner is removed as general partner of the Partnership upon the requisite vote by holders of Outstanding Units under circumstances where Cause does not exist and Units held by the General Partner and its Affiliates are not voted in favor of such removal.

For purposes of determining whether the test in subclauses (a)(i)(B) or
(b)(i)(B) above has been satisfied, Adjusted Operating Surplus will be adjusted upwards or downwards if the Conflicts Committee determines in good faith that the amount of Estimated Maintenance Capital Expenditure used in the determination of Adjusted Operating Surplus in subclauses (a)(i)(B) or (b)(i)(B) above was materially incorrect, based on circumstances prevailing at the time of original determination of Estimated Maintenance Capital Expenditures, for any one or more of the preceding eight consecutive Quarters.

         "Unpaid MQD" has the meaning assigned to such term in Section 6.1(c)(i)(B).

         "Unrealized Gain" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property as of such date (as determined under Section 5.6(d)) over (b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.6(d) as of such date).

         "Unrealized Loss" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.6(d) as of such date) over (b) the fair market value of such property as of such date (as determined under Section 5.6(d)).

         "Unrecovered Capital" means at any time, with respect to a Unit, the Initial Unit Price less the sum of all distributions constituting Capital Surplus theretofore made in respect of an Initial Common Unit and any distributions of cash (or the Net Agreed Value of any distributions in kind) in connection with the dissolution and liquidation of the Partnership theretofore made in respect of an Initial Common Unit, adjusted as the General Partner determines to be appropriate to give effect to any distribution, subdivision or combination of such Units.

         "U.S. GAAP" means United States Generally Accepted Accounting Principles consistently applied.

         "Viking Resources" means Viking Resources Corporation, a Pennsylvania corporation.

         "Withdrawal Opinion of Counsel" has the meaning assigned to such term in Section 11.1(b)(i).

         "Working Capital Borrowings" means borrowings used solely for working capital purposes or to pay distributions to Partners and made pursuant to a credit facility or other arrangement requiring all such borrowings thereunder to be reduced to a relatively small amount each year for an economically meaningful period of time.

SECTION 1.2 Construction.

         Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; and (c) the term "include" or "includes" means includes, without limitation, and "including" means including, without limitation.

                                   ARTICLE II
                                  ORGANIZATION

SECTION 2.1 Formation.

         The General Partner and the Organizational Limited Partner previously formed the Partnership as a limited partnership pursuant to the provisions of the Delaware Act. The General Partner and the Organizational Limited Partner subsequently entered into the Amended Partnership Agreement. The General Partner and the Limited Partners hereby amend and restate the Amended Partnership Agreement in its entirety. This amendment and restatement shall become effective on the Effective Date. Except as expressly provided to the contrary in this Agreement, the rights, duties (including fiduciary duties), liabilities and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act. All Partnership Interests shall constitute personal property of the owner thereof for all purposes and a Partner has no interest in specific Partnership property or assets.

SECTION 2.2 Name.

         The name of the Partnership is "Atlas Natural Resources, L.P." The Partnership's business may be conducted under any other name or names deemed necessary or appropriate by the General Partner in its sole discretion, including the name of the General Partner. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The General Partner in its discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

SECTION 2.3 Registered Office; Registered Agent; Principal Office; Other
Offices.

         Unless and until changed by the General Partner, the registered office of the Partnership in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street Wilmington, Delaware 19801, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be The Corporation Trust Company. The principal office of the Partnership shall be located at 113 S. Gillette Avenue, Gillette, Wyoming 82716, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems necessary or appropriate. The address of the General Partner shall be 113 S. Gillette Avenue, Gillette, Wyoming 82716, or such other place as the General Partner may from time to time designate by notice to the Limited Partners.

SECTION 2.4       Purpose and Business.

         The purpose and nature of the business to be conducted by the Partnership shall be to:

         (a) hold a limited partner interest of 98.9899% in the Operating Partnership and, in connection therewith, to exercise all the rights and powers conferred upon the Partnership as a limited partner of the Operating Partnership pursuant to the Operating Partnership Agreement or otherwise;

         (b) engage directly in, or enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that any Operating Partnership is permitted to engage in by any Operating Partnership Agreement and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity;

         (c) engage directly in, or enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that is approved by the General Partner and which lawfully may be conducted by a limited partnership organized pursuant to the Delaware Act and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity; provided, however, that the General Partner reasonably determines, as of the date of the acquisition or commencement of such activity, that such activity (i) generates "qualifying income" (as such term is defined pursuant to Section 7704 of the Code) or (ii) enhances the operations of an activity of any Operating Partnership or a Partnership activity that generates qualifying income; and

         (d) do anything necessary or appropriate to the foregoing, including the making of capital contributions or loans to a Group Member.

         The General Partner has no obligation or duty to the Partnership, the Limited Partners, or the Assignees to propose or approve, and in its discretion may decline to propose or approve, the conduct by the Partnership of any business.

SECTION 2.5 Powers.

         The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section
2.4 and for the protection and benefit of the Partnership.

SECTION 2.6 Power of Attorney.

         (a) Each Limited Partner and each Assignee hereby constitutes and appoints, severally and not jointly, the General Partner and, if a Liquidator shall have been selected pursuant to Section 12.3, the Liquidator, (and any successor to either by merger, transfer, assignment, election or otherwise) and each of their authorized officers and attorneys-in-fact, as the case may be, with full power of substitution, as his true and lawful agent and attorney-in-fact, with full power and authority in his name, place and stead, to:

                  (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) all certificates, documents and other instruments (including this Agreement and the Certificate of Limited Partnership and all amendments or restatements hereof or thereof) that the General Partner or the Liquidator deems necessary or appropriate to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (B) all certificates, documents and other instruments that the General Partner or the Liquidator deems necessary or appropriate to reflect, in accordance with its terms, any amendment, change, modification or restatement of this Agreement; (C) all certificates, documents and other instruments (including conveyances and a certificate of cancellation) that the General Partner or the Liquidator deems necessary or appropriate to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement; (D) all certificates, documents and other instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article IV, X, XI or XII; (E) all certificates, documents and other instruments relating to the Capital Contribution of any Partner; (F) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of any class or series of Partnership Securities issued pursuant to Section 5.7; and (G) all certificates, documents and other instruments (including agreements and a certificate of merger) relating to a merger or consolidation of the Partnership pursuant to Article XIV; and

                  (ii) execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates, documents and other instruments necessary or appropriate, in the discretion of the General Partner or the Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement or is necessary or appropriate, in the discretion of the General Partner or the Liquidator, to effectuate the terms or intent of this Agreement; provided, that when required by Section 13.3 or any other provision of this Agreement that establishes a percentage of the Limited Partners or of the Limited Partners of any class or series required to take any action, the General Partner or the Liquidator may exercise the power of attorney made in this Section 2.6(a)(ii) only after the necessary vote, consent or approval of the Limited Partners or of the Limited Partners of such class or series, as applicable.

Nothing contained in this Section 2.6(a) shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Article XIII or as may be otherwise expressly provided for in this Agreement.

         (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and, to the maximum extent permitted by law, not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Interest and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or the Liquidator acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee, to the maximum extent permitted by law, hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or the Liquidator taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator deems necessary to effectuate this Agreement and the purposes of the Partnership.

SECTION 2.7 Term.

         The term of the Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue in existence until the close of Partnership business on December 31, 2098 or until the earlier dissolution of the Partnership in accordance with the provisions of Article XII. The existence of the Partnership as a separate legal entity shall continue until the cancellation of the Certificate of Limited Partnership as provided in the Delaware Act.

SECTION 2.8 Title to Partnership Assets.

         Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner or Assignee, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner, one or more of its Affiliates or one or more nominees, as the General Partner may determine. The General Partner hereby declares and warrants that any Partnership assets for which record title is held in the name of (a) the General Partner, (b) one or more of its Affiliates or (c) one or more nominees shall be held by the General Partner or such Affiliate or nominee for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use reasonable efforts to cause record title to such assets (other than those assets in respect of which the General Partner determines that the expense and difficulty of conveying makes transfer of record title to the Partnership impracticable) to be vested in the Partnership as soon as reasonably practicable; provided, further, that, prior to the withdrawal or removal of the General Partner or as soon thereafter as practicable, the General Partner shall use reasonable efforts to effect the transfer of record title of such assets to the Partnership and, prior to any such transfer, will provide for the use of such assets by the Partnership in a manner satisfactory to the General Partner. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such Partnership assets is held.

                                  ARTICLE III
                           RIGHTS OF LIMITED PARTNERS

SECTION 3.1 Limitation of Liability.

         The Limited Partners and the Assignees shall have no liability under this Agreement except as expressly provided in this Agreement or the Delaware Act.

SECTION 3.2 Management of Business.

         No Limited Partner or Assignee, in its capacity as such, nor the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner or any of its Affiliates, in its capacity as such, if such Person shall also be a Limited Partner or Assignee, shall participate in the operation, management or control (within the meaning of the Delaware Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. Any action taken by any Affiliate of the General Partner or any officer, director, employee, member, general partner, agent or trustee of the General Partner or any of its Affiliates, or any officer, director, employee, member, general partner, agent or trustee of a Group Member, in its capacity as such, shall not be deemed to be participation in the control of the business of the Partnership by a limited partner of the Partnership (within the meaning of Section 17-303(a) of the Delaware Act) and shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

SECTION 3.3 Outside Activities of Limited Partners.

         Subject to the provisions of Section 7.5, which shall continue to be applicable to the Persons referred to therein, regardless of whether such Persons shall also be Limited Partners or Assignees, any Limited Partner or Assignee shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership Group. Neither the Partnership nor any of the other Partners or Assignees shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee.

SECTION 3.4 Rights of Limited Partners.

         (a) In addition to other rights provided by this Agreement or by applicable law, and except as limited by Section 3.4(b), each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon reasonable written demand and at such Limited Partner's own expense:

                  (i) to obtain true and full information regarding the status of the business and financial condition of the Partnership;

                  (ii) promptly after becoming available, to obtain a copy of the Partnership's federal, state and local income tax returns for each year;

                  (iii) to have furnished to it a current list of the name and last known business, residence or mailing address of each Partner;

                  (iv) to have furnished to it a copy of this Agreement and the Certificate of Limited Partnership, together with a copy of the executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed;

                  (v) to obtain true and full information regarding the amount of cash and a description and statement of the Net Agreed Value of any other Capital Contribution by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner; and

                  (vi) to obtain such other information regarding the affairs of the Partnership as is just and reasonable.

         (b) The General Partner may keep confidential from the Limited Partners and Assignees, for such period of time as the General Partner deems reasonable:

                  (i) any information that the General Partner reasonably believes to be in the nature of trade secrets; or

                  (ii) other information the disclosure of which the General Partner in good faith believes (A) is not in the best interests of the Partnership Group, (B) could damage the Partnership Group or (C) that any Group Member is required by law or by agreement with any third party to keep confidential (other than agreements with Affiliates of the Partnership the primary purpose of which is to circumvent the obligations set forth in this Section 3.4).

                                   ARTICLE IV
        CERTIFICATES; RECORD HOLDERS; TRANSFER OF PARTNERSHIP INTERESTS;
                       REDEMPTION OF PARTNERSHIP INTERESTS

SECTION 4.1 Certificates.

         (a) Upon the Partnership's issuance of Common Units, Subordinated Units or Deferred Participation Units to any Person, the Partnership shall issue one or more Certificates in the name of such Person evidencing the number of such Units being so issued; provided, however, that the certificates representing the Deferred Participation Units shall initially be issued in four series of Certificates with each series representing an equal aggregate amount of Deferred Participation Units.

         (b) Except as set forth below, all other Partnership Securities shall be uncertificated:

                  (i) upon the General Partner's request, the Partnership shall issue to the General Partner one or more Certificates in the name of the General Partner evidencing its General Partner Units.

                  (ii) upon the request of any Person owning Incentive Distribution Rights or any other Partnership Securities other than Common Units, Subordinated Units or Deferred Participation Units, the Partnership shall issue to such Person one or more certificates evidencing such Incentive Distribution Rights or other Partnership Securities other than Common Units, Subordinated Units or Deferred Participation Units.

         (c) Certificates shall be executed on behalf of the Partnership by the General Partner. No Common Unit Certificate shall be valid for any purpose until it has been countersigned by the Transfer Agent; provided, however, that if the General Partner elects to issue Common Units in global or book-entry form, the Common Unit Certificates shall be valid upon receipt of a certificate from the Transfer Agent certifying that the Common Units have been duly registered in accordance with the directions of the Partnership.

         (d) Subject to the requirements of Section 6.7(c), the Partners holding Certificates evidencing Subordinated Units may exchange such Certificates for Certificates evidencing Common Units on or after the date on which such Subordinated Units are converted into Common Units pursuant to the terms of
Section 5.10.

         (e) Subject to the provisions of Section 6.8(c), Partners holding Certificates evidencing Deferred Participation Units may exchange such Certificates for Certificates evidencing Subordinated Units on or after the date on which such Deferred Participation Units are converted into Subordinated Units pursuant to the terms of Section 5.11.

SECTION 4.2 Mutilated, Destroyed, Lost or Stolen Certificates.

         (a) If any mutilated Certificate is surrendered to the Partnership, and in the case of Common Units, to the Transfer Agent, the appropriate officers of the General Partner on behalf of the Partnership shall execute, and the Partnership or Transfer Agent, as applicable, shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number and type of Partnership Securities as the Certificate so surrendered.

         (b) The appropriate officers of the General Partner, on behalf of the Partnership, shall execute and deliver, and, in the case of Common Units, the Transfer Agent shall countersign, a new Certificate in place of any Certificate previously issued if the Record Holder of the Certificate:

                  (i) makes proof by affidavit, in form and substance satisfactory to the Partnership, that a previously issued Certificate has been lost, destroyed or stolen;

                  (ii) requests the issuance of a new Certificate before the Partnership has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

                  (iii) if requested by the Partnership, delivers to the Partnership a bond, in form and substance satisfactory to the Partnership, with surety or sureties and with fixed or open penalty as the Partnership may reasonably direct, in its sole discretion, to indemnify the Partnership, the Partners, the General Partner and the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

                  (iv) satisfies any other reasonable requirements imposed by the Partnership.

         If a Limited Partner or Assignee fails to notify the Partnership within a reasonable time after it has notice of the loss, destruction or theft of a Certificate, and a transfer of the Limited Partner Interests represented by the Certificate is registered before the Partnership, the General Partner or the Transfer Agent receives such notification, the Limited Partner or Assignee shall be precluded from making any claim against the Partnership, the General Partner or the Transfer Agent for such transfer or for a new Certificate.

         (c) As a condition to the issuance of any new Certificate under this
Section 4.2, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent) reasonably connected therewith.

SECTION 4.3 Record Holders.

         The Partnership shall be entitled to recognize the Record Holder as the Partner or Assignee with respect to any Partnership Interest and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Partnership Interest on the part of any other Person, regardless of whether the Partnership shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which such Partnership Interests are listed for trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Partnership Interests, as between the Partnership on the one hand, and such other Persons on the other, such representative Person (a) shall be the Partner or Assignee (as the case may be) of record and beneficially, (b) must execute and deliver a Transfer Application and (c) shall be bound by this Agreement and shall have the rights and obligations of a Partner or Assignee (as the case may be) hereunder and as, and to the extent, provided for herein.

SECTION 4.4 Transfer Generally.

         (a) The term "transfer," when used in this Agreement with respect to a Partnership Interest, shall be deemed to refer to a transaction by which (i) the General Partner assigns its General Partner Interest to another Person who becomes the General Partner, (ii) the holder of a Limited Partner Interest assigns such Limited Partner Interest to another Person who is or becomes a Limited Partner or an Assignee, or (iii) a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition of a Partnership Interest, by law or otherwise, occurs.

         (b) No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article IV. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article IV shall be null and void.

         (c) Nothing contained in this Agreement shall be construed to prevent a disposition by any member of the General Partner of any or all of the issued and outstanding equity interests of the General Partner.

SECTION 4.5 Registration and Transfer of Limited Partner Interests.

         (a) The Partnership shall keep or cause to be kept on behalf of the Partnership a register in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 4.5(b), the Partnership will provide for the registration and transfer of Limited Partner Interests. The Transfer Agent is hereby appointed registrar and transfer agent for the purpose of registering Common Units and transfers of such Common Units as herein provided. The General Partner is hereby appointed registrar and transfer agent for the purpose of registering and transferring all other Limited Partner Interests as herein provided. The Partnership shall not recognize transfers of Certificates evidencing Limited Partner Interests unless such transfers are effected in the manner described in this Section 4.5. Upon surrender of a Certificate for registration of transfer of any Limited Partner Interests evidenced by a Certificate, and subject to the provisions of this Section 4.5, the appropriate officers of the General Partner, on behalf of the Partnership, shall execute and deliver, and in the case of Common Units the Transfer Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Certificates evidencing the same aggregate number and type of Limited Partner Interests as was evidenced by the Certificate so surrendered.

         (b) Except as otherwise provided in Section 4.9, the Partnership shall not recognize any transfer of Limited Partner Interests until the Certificates evidencing such Limited Partner Interests are surrendered for registration of transfer and such Certificates are accompanied by a Transfer Application duly executed by the transferee (or the transferee's attorney-in-fact duly authorized in writing). No charge shall be imposed by the Partnership for such transfer; provided, that as a condition to the issuance of any new Certificate under this
Section 4.5, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto.

         (c) Notwithstanding Section 4.5(b) above, Limited Partner Interests not represented by a Certificate may, subject to the other provisions within this
Section 4.5, only be transferred pursuant to written notification to the General Partner by the Record Holder of the transfer of such Limited Partner Interests accompanied by a Transfer Application duly executed by the transferee (or the transferee's attorney-in-fact duly authorized in writing). No charge shall be imposed by the Partnership for such transfer; provided, however, that if the transferee desires the Partnership to issue a Certificate representing the Limited Partner Interest so transferred, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto. Such transfer shall be duly recorded in the Partnership's register related to such Limited Partner Interest.

         (d) Limited Partner Interests may be transferred only in the manner described in this Section 4.5. The transfer of any Limited Partner Interests and the admission of any new Limited Partner shall not constitute an amendment to this Agreement.

         (e) Until admitted as a Substituted Limited Partner pursuant to Section 10.2, the Record Holder of a Limited Partner Interest shall be an Assignee in respect of such Limited Partner Interest. Limited Partners may include custodians, nominees or any other individual or entity in its own or any representative capacity.

         (f) A transferee of a Limited Partner Interest who (i) has complied with all of the applicable provisions of this Article IV and (ii) has completed and delivered a Transfer Application shall be deemed to have (A) requested admission as a Substituted Limited Partner, (B) agreed to comply with and be bound by and to have executed this Agreement, (C) represented and warranted that such transferee has the right, power and authority and, if an individual, the capacity to enter into this Agreement, (D) granted the powers of attorney set forth in this Agreement and (E) given the consents and approvals and made the waivers contained, or authorized from time to time, in this Agreement.

         (g) The General Partner and its Affiliates shall have the right at any time to transfer their Subordinated Units, Deferred Participation Units or Common Units (whether issued upon conversion of the Subordinated Units, Deferred Participation Units or otherwise) to one or more Persons; provided, however, that the General Partner and its Affiliates must comply with the applicable provisions in this Section 4.5.

SECTION 4.6 Transfer of the General Partner's General Partner Interest.

         (a) Subject to Section 4.6(c) below, prior to the end of the Subordination Period, the General Partner shall not transfer all or any part of its General Partner Interest to a Person unless such transfer:

                  (i) has been approved by the prior written consent or vote of the holders of at least a Unit Majority (excluding Common Units or Subordinated Units held by the General Partner and its Affiliates); or

                  (ii) is of all, but not less than all, of its General Partner Interest to (A) an Affiliate of the General Partner or (B) another Person in connection with the merger or consolidation of the General Partner with or into another Person or the transfer by the General Partner of all or substantially all of its assets to another Person.

         (b) Subject to Section 4.6(c) below, at or after the end of the Subordination Period, the General Partner may transfer all or any of its General Partner Interest without Unitholder approval.

         (c) Notwithstanding anything herein to the contrary, no transfer by the General Partner of all or any part of its General Partner Interest to another Person shall be permitted unless:

                  (i) the transferee agrees to assume the rights and duties of the General Partner under this Agreement and any Operating Partnership Agreement and to be bound by the provisions of this Agreement and any Operating Partnership Agreement;

                  (ii) the Partnership receives an Opinion of Counsel that such transfer would not result in the loss of limited liability of any Limited Partner or of any limited partner of any Operating Partnership or cause the Partnership or any Operating Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not already so treated or taxed); and

                  (iii) such transferee also agrees to purchase all (or the appropriate portion thereof, if applicable) of the partnership interest of the General Partner as the general partner of each other Group Member. In the case of a transfer pursuant to and in compliance with this Section 4.6, the transferee or successor (as the case may be) shall, subject to compliance with the terms of Section 10.3, be admitted to the Partnership as a General Partner immediately prior to the transfer of the Partnership Interest, and the business of the Partnership shall continue without dissolution.

SECTION 4.7 Transfer of Incentive Distribution Rights.

         (a) Prior to the end of the Subordination Period, a holder of Incentive Distribution Rights may transfer any or all of the Incentive Distribution Rights held by such holder without any consent of the Unitholders:

                  (i) to an Affiliate or its direct or indirect beneficial owners;

                  (ii) to another Person in connection with (A) the merger or consolidation of such holder of Incentive Distribution Rights with or into such other Person or (B) the transfer by such holder of all or substantially all of its assets to such other Person; or

                  (iii) pursuant to the terms of a Lien as set forth in Section 4.7(e) below.

         (b) Any other transfer of the Incentive Distribution Rights prior to the end of the Subordination Period shall require the prior approval of at least a Unit Majority (excluding Common Units and Subordinated Units held by the holder of the Incentive Distribution Rights to be transferred and its Affiliates). At or after the end of the Subordination Period, the General Partner or any other holder of Incentive Distribution Rights may transfer any or all of its Incentive Distribution Rights without Unitholder approval.

         (c) Notwithstanding anything herein to the contrary, no transfer of Incentive Distribution Rights to another Person shall be permitted unless the transferee agrees to be bound by the provisions of this Agreement.

         (d) The General Partner shall have the authority (but shall not be required) to adopt such reasonable restrictions on the transfer of Incentive Distribution Rights and requirements for registering the transfer of Incentive Distribution Rights as the General Partner, in its sole discretion, shall determine are necessary or appropriate.

         (e) Notwithstanding Sections 4.7(a), (b) and (d) above and to the extent the General Partner or its Affiliates is the holder and transferor of any Incentive Distribution Rights, nothing in this Section 4.7 shall prevent the General Partner or its Affiliates from granting a Lien in such Incentive Distribution Rights to a Person, including, but not limited to, a Group Member, a Partner, an Affiliate or other financing source (a "Secured Party"). Nothing in this Section 4.7 shall prevent the subsequent transfer of the Incentive Distribution Rights to the Secured Party pursuant to the terms of or upon the foreclosure on the Lien; provided, however, that during the Subordination Period, if such transfer is to a Person other than those Persons set forth in subsection (a)(i) above, that prior to the granting of a Lien, the General Partner or its Affiliates shall obtain the Special Approval of the Conflicts Committee for such grant and; provided further, that this Section 4.7(e) may not solely be used to circumvent the requirements or actions of Sections 4.7(b) and 4.7(d) regarding, when applicable, the prior approval of holders at least a Unit Majority and the restrictions to be adopted by the General Partner.

SECTION 4.8 Restrictions on Transfers.

         (a) Except as provided in Section 4.8(d) below, but notwithstanding the other provisions of this Article IV, no transfer of any Partnership Interests shall be made if such transfer would:

                  (i) violate the then applicable federal or state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authority with jurisdiction over such transfer;

                  (ii) terminate the existence or qualification of the Partnership or the Operating Partnership under the laws of the jurisdiction of its formation;

                  (iii) cause the Partnership or the Operating Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not already so treated or taxed); or

                  (iv) cause an unregistered class of Partnership Securities to be required to be registered under the Securities Act.

         (b) The General Partner may impose restrictions on the transfer of Partnership Interests if a subsequent Opinion of Counsel determines that such restrictions are necessary to avoid a significant risk of the Partnership or the Operating Partnership becoming taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes. The restrictions may be imposed by making such amendments to this Agreement as the General Partner may determine to be necessary or appropriate to impose such restrictions; provided, however, that any amendment that the General Partner believes, in the exercise of its reasonable discretion, could result in the delisting or suspension of trading of any class of Limited Partner Interests on the principal National Securities Exchange on which such class of Limited Partner Interests is then traded must be approved, prior to such amendment being effected, by the holders of at least a majority of the Outstanding Limited Partner Interests of such class.

         (c) The transfer of a Subordinated Unit that has converted into a Common Unit shall be subject to the restrictions imposed by Section 6.7(c).

         (d) Nothing contained in this Article IV, or elsewhere in this Agreement, shall preclude the settlement of any transactions involving Partnership Interests entered into through the facilities of any National Securities Exchange on which such Partnership Interests are listed for trading.

SECTION 4.9 Citizenship Certificates; Non-citizen Assignees.

         (a) If any Group Member is or becomes subject to any federal, state or local law or regulation that, in the reasonable determination of the General Partner, creates a substantial risk of cancellation or forfeiture of any property in which the Group Member has an interest based on the nationality, citizenship or other related status of a Limited Partner or Assignee, the General Partner may request any Limited Partner or Assignee to furnish to the General Partner, within 30 days after receipt of such request, an executed Citizenship Certification or such other information concerning his nationality, citizenship or other related status (or, if the Limited Partner or Assignee is a nominee holding for the account of another Person, the nationality, citizenship or other related status of such Person) as the General Partner may request. If a Limited Partner or Assignee fails to furnish to the General Partner within the aforementioned 30-day period such Citizenship Certification or other requested information or if upon receipt of such Citizenship Certification or other requested information the General Partner determines, with the advice of counsel, that a Limited Partner or Assignee is not an Eligible Citizen, the Partnership Interests owned by such Limited Partner or Assignee shall be subject to redemption in accordance with the provisions of Section 4.10. In addition, the General Partner may require that the status of any such Partner or Assignee be changed to that of a Non-citizen Assignee and, thereupon, the General Partner shall be substituted for such Non-citizen Assignee as the Limited Partner in respect of such Non-Citizen Assignee's Limited Partner Interests.

         (b) The General Partner shall, in exercising voting rights in respect of Limited Partner Interests held by it on behalf of Non-citizen Assignees, distribute the votes in the same ratios as the votes of Partners (including without limitation the General Partner) in respect of Limited Partner Interests other than those of Non-citizen Assignees are cast, either for, against or abstaining as to the matter.

         (c) Upon dissolution of the Partnership, a Non-citizen Assignee shall have no right to receive a distribution in kind pursuant to Section 12.4 but shall be entitled to the cash equivalent thereof, and the Partnership shall provide cash in exchange for an assignment of the Non-citizen Assignee's share of the distribution in kind. Such payment and assignment shall be treated for Partnership purposes as a purchase by the Partnership from the Non-citizen Assignee of his Limited Partner Interest (representing his right to receive his share of such distribution in kind).

         (d) At any time after it can and does certify that it has become an Eligible Citizen, a Non-citizen Assignee may, upon application to the General Partner, request admission as a Substituted Limited Partner with respect to any Limited Partner Interests of such Non-citizen Assignee not redeemed pursuant to
Section 4.10, and upon its admission pursuant to Section 10.2, the General Partner shall cease to be deemed to be the Limited Partner in respect of the Non-citizen Assignee's Limited Partner Interests.

SECTION 4.10 Redemption of Partnership Interests of Non-citizen Assignees.

         (a) If at any time a Limited Partner or Assignee fails to furnish a Citizenship Certification or other information requested within the 30-day period specified in Section 4.9(a), or if upon receipt of such Citizenship Certification or other information the General Partner determines, with the advice of counsel, that a Limited Partner or Assignee is not an Eligible Citizen, the Partnership may, unless the Limited Partner or Assignee establishes to the satisfaction of the General Partner that such Limited Partner or Assignee is an Eligible Citizen or has transferred his Partnership Interests to a Person who is an Eligible Citizen and who furnishes a Citizenship Certification to the General Partner prior to the date fixed for redemption as provided below, redeem the Partnership Interest of such Limited Partner or Assignee as follows:

                  (i) The General Partner shall, not later than the 30th day before the date fixed for redemption, give notice of redemption to the Limited Partner or Assignee, at his last address designated on the records of the Partnership or the Transfer Agent, by registered or certified mail, postage prepaid. The notice shall be deemed to have been given when so mailed. The notice shall specify the Redeemable Interests, the date fixed for redemption, the place of payment, that payment of the redemption price will be made upon surrender of the Certificate evidencing the Redeemable Interests and that on and after the date fixed for redemption no further allocations or distributions to which the Limited Partner or Assignee would otherwise be entitled in respect of the Redeemable Interests will accrue or be made.

                  (ii) The aggregate redemption price for Redeemable Interests shall be an amount equal to the Current Market Price (the date of determination of which shall be the date fixed for redemption) of Limited Partner Interests of the class to be so redeemed multiplied by the number of Limited Partner Interests of each such class included among the Redeemable Interests. The redemption price shall be paid, in the discretion of the General Partner, in cash or by delivery of a promissory note of the Partnership in the principal amount of the redemption price, bearing interest at the rate of 10% annually and payable in three equal annual installments of principal together with accrued interest, commencing one year after the redemption date.

                  (iii) Upon surrender by or on behalf of the Limited Partner or Assignee, at the place specified in the notice of redemption, of the Certificate evidencing the Redeemable Interests, duly endorsed in blank or accompanied by an assignment duly executed in blank, the Limited Partner or Assignee or his duly authorized representative shall be entitled to receive the payment therefor.

                  (iv) After the redemption date, Redeemable Interests shall no longer constitute issued and Outstanding Limited Partner Interests.

         (b) The provisions of this Section 4.10 shall also be applicable to Limited Partner Interests held by a Limited Partner or Assignee as nominee of a Person determined to be other than an Eligible Citizen.

         (c) Nothing in this Section 4.10 shall prevent the recipient of a notice of redemption from transferring his Limited Partner Interest before the redemption date if such transfer is otherwise permitted under this Agreement. Upon receipt of notice of such a transfer, the General Partner shall withdraw the notice of redemption, provided the transferee of such Limited Partner Interest certifies to the satisfaction of the General Partner in a Citizenship Certification delivered in connection with the Transfer Application that he is an Eligible Citizen. If the transferee fails to make such certification, such redemption shall be effected from the transferee on the original redemption date.

                                   ARTICLE V
           CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP INTERESTS

SECTION 5.1 Organizational Contributions.

         In connection with the formation of the Partnership under the Delaware Act, the General Partner made an initial Capital Contribution to the Partnership in the amount of $10 for a certain interest in the Partnership and was admitted as the General Partner and as a Limited Partner of the Partnership. The Organizational Limited Partner made an initial Capital Contribution to the Partnership in the amount of $990 for an interest in the Partnership and was admitted as a Limited Partner of the Partnership. As of the Initial Closing Date, the interest of the Organizational Limited Partner was redeemed as provided in the Contribution and Conveyance Agreement. The initial Capital Contributions of the General Partner and the Organizational Limited Partner were thereupon refunded and the Organizational Limited Partner ceased to be a Limited Partner of the Partnership. One percent of any interest or other profit that may have resulted from the investment or other use of such initial Capital Contributions was allocated and distributed to the Organizational Limited Partner, and the balance thereof was allocated and distributed to the General Partner.

SECTION 5.2 Contributions by the General Partner, Its Affiliates and the Issuance of General Partner Units.

         (a) On the Initial Closing Date and pursuant to the Contribution and Conveyance Agreement, the General Partner contributed to the Partnership, as a Capital Contribution, all but 1.0101% of its general partnership interest in the Operating Partnership in exchange for (A) the continuation of its 1.0101% General Partner Interest, subject to all of the rights, privileges and duties of the General Partner under this Agreement, (B) the reimbursement of certain expenses related to the formation and business of the Partnership and the Operating Partnership, (C) the Initial Subordinated Units and (D) the Incentive Distribution Rights.

         (b) On the Effective Date, the Partnership shall issue 141,822 General Partner Units to represent the General Partner Interest as of that date after taking into account the transactions contemplated by the Contribution Agreement and the Capital Contribution by the General Partner of a .977317% limited partnership interest in Triton to the Partnership, which number of General Partner Units is equal to 1.0% of the quotient of the number of Common Units and Subordinated Units then Outstanding (after giving effect to the issuances described in Section 5.4) divided by 99.0% rounded down to the nearest whole number of General Partner Units.

         (c) Immediately upon the conversion of a Deferred Participation Unit into a Subordinated Unit pursuant to Section 5.11, the Partnership shall issue to the General Partner (for no consideration) that number of General Partner Units which will cause the Percentage Interest of its General Partner Interest immediately after such conversion to be equal to the Percentage Interest of its General Partner Interest immediately prior to such conversion.

         (d) (i) The General Partner may, at any time, make a Capital Contribution to the Partnership such that the General Partner shall have a Capital Account equal to no more than 1.0% of the sum of the Capital Accounts of all Partners. Other than when made pursuant to the prior sentence, a Capital Contribution by the General Partner to the Partnership may, but is not required to, be in exchange for Limited Partner Interests.

                  (ii) Subject to Section 5.2(c), upon the issuance of any additional Units, other than General Partner Units, by the Partnership to any Person, the General Partner, in its discretion, may simultaneously purchase (or may purchase at any time thereafter as specified below) a number of General Partner Units, only to the extent necessary, such that after taking into account the additional Units issued to such Person and the General Partner Units to be issued to the General Partner pursuant to this Section 5.2(d)(ii), the Percentage Interest of its General Partner Interest shall be no more than 1.0%. The consideration for the General Partner Units to be issued to the General Partner shall be

                  (A) if the Units issued are Common Units, the higher of the price at which the Common Units were issued or, only if the purchase of the General Partner Units is not made simultaneously with the issuance of the Common Units, the Closing Price of the Common Units on the day prior to the proposed issuance of such General Partner Units; or

                  (B) if the Units issued are not Common Units, the price at which the Partnership initially sells such Units.

SECTION 5.3 Contributions by Initial Limited Partners and Reimbursement of the General Partner.

         (a) On the Initial Closing Date and pursuant to the Underwriting Agreement, each Underwriter contributed to the Partnership cash in an amount equal to the Issue Price per Initial Common Unit, multiplied by the number of Common Units specified in the Underwriting Agreement to be purchased by such Underwriter at the Initial Closing Date. In exchange for such Capital Contributions by the Underwriters, the Partnership issued Common Units to each Underwriter on whose behalf such Capital Contribution was made in an amount equal to the quotient obtained by dividing (i) the cash contribution to the Partnership by or on behalf of such Underwriter by (ii) the Issue Price per Initial Common Unit.

         (b) No Limited Partner Interests were issued at the Initial Closing Date other than (i) the Common Units issued pursuant to subsection (a) hereof in an aggregate number equal to 1,500,000, (ii) the 1,641,026 Initial Subordinated Units issued to the General Partner or its Affiliates pursuant to Section 5.2 hereof, and (iii) the Incentive Distribution Rights.

SECTION 5.4 Contributions by the Contributors.

         On the Effective Date and pursuant to the Contribution Agreement, the Contributors shall contribute the Triton Interests to the Partnership. In exchange for such Capital Contribution by the Contributors, the Partnership shall issue 6,960,675 Common Units, 3,977,529 Subordinated Units and 17,642,264 Deferred Participation Units to the Contributors.

SECTION 5.5 Interest and Withdrawal.

         No interest shall be paid by the Partnership on Capital Contributions. No Partner or Assignee shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Partnership may be considered as such by law and then only to the extent provided for in this Agreement. Except to the extent expressly provided in this Agreement, no Partner or Assignee shall have priority over any other Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions. Any such return shall be a compromise to which all Partners and Assignees agree within the meaning of 17-502(b) of the Delaware Act.

SECTION 5.6 Capital Accounts.

         (a) The Partnership shall maintain for each Partner (or a beneficial owner of Partnership Interests held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with Section 6031(c) of the Code or any other method acceptable to the General Partner in its sole discretion) owning a Partnership Interest a separate Capital Account with respect to such Partnership Interest in accordance with the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions made to the Partnership with respect to such Partnership Interest pursuant to this Agreement and (ii) all items of Partnership income and gain (including, without limitation, income and gain exempt from tax) computed in accordance with Section 5.6(b) and allocated with respect to such Partnership Interest pursuant to
Section 6.1, and decreased by (A) the amount of cash or Net Agreed Value of all actual and deemed distributions of cash or property made with respect to such Partnership Interest pursuant to this Agreement and (B) all items of Partnership deduction and loss computed in accordance with Section 5.6(b) and allocated with respect to such Partnership Interest pursuant to Section 6.1.

         (b) For purposes of computing the amount of any item of income, gain, loss or deduction which is to be allocated pursuant to Article VI and is to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including, without limitation, any method of depreciation, cost recovery or amortization used for that purpose), provided, that:

                  (i) Solely for purposes of this Section 5.6, the Partnership shall be treated as owning directly its proportionate share (as determined by the General Partner based upon the provisions of any Operating Partnership Agreement) of all property owned by any Operating Partnership or any other Subsidiary that is classified as a partnership for federal income tax purposes.

                  (ii) All fees and other expenses incurred by the Partnership to promote the sale of (or to sell) a Partnership Interest that can neither be deducted nor amortized under Section 709 of the Code, if any, shall, for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred and shall be allocated among the Partners pursuant to Section 6.1.

                  (iii) Except as otherwise provided in Treasury Regulation
         Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation
         Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment in the Capital Accounts shall be treated as an item of gain or loss.

                  (iv) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

                  (v) In accordance with the requirements of Section 704(b) of the Code, any deductions for depreciation, cost recovery or amortization attributable to any Contributed Property shall be determined as if the adjusted basis of such property on the date it was acquired by the Partnership were equal to the Agreed Value of such property. Upon an adjustment pursuant to Section 5.6(d) to the Carrying Value of any Partnership property subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization attributable to such property shall be determined (A) as if the adjusted basis of such property were equal to the Carrying Value of such property immediately following such adjustment and (B) using a rate of depreciation, cost recovery or amortization derived from the same method and useful life (or, if applicable, the remaining useful life) as is applied for federal income tax purposes; provided, however, that, if the asset has a zero adjusted basis for federal income tax purposes, depreciation, cost recovery or amortization deductions shall be determined using any reasonable method that the General Partner may adopt.

                  (vi) If the Partnership's adjusted basis in a depreciable or cost recovery property is reduced for federal income tax purposes pursuant to Section 48(q)(1) or 48(q)(3) of the Code, the amount of such reduction shall, solely for purposes hereof, be deemed to be an additional depreciation or cost recovery deduction in the year such property is placed in service and shall be allocated among the Partners pursuant to Section 6.1. Any restoration of such basis pursuant to
         Section 48(q)(2) of the Code shall, to the extent possible, be allocated in the same manner to the Partners to whom such deemed deduction was allocated.

         (c) (i) Subject to subsection (ii) below, a transferee of a Partnership Interest shall succeed to a pro rata portion of the Capital Account of the transferor relating to the Partnership Interest so transferred.

                  (ii) Immediately prior to the transfer of (A) a Subordinated Unit or (B) a Subordinated Unit that has converted into a Common Unit pursuant to Section 5.10 by a holder thereof (other than a transfer to an Affiliate unless the General Partner elects to have this subparagraph 5.5(c)(ii) apply), the Capital Account maintained for such Person with respect to its Subordinated Units or converted Subordinated Units will

                           (1) first, be allocated to the Subordinated Units or
                  converted Subordinated Units to be transferred in an amount equal to the product of (aa) the number of such Subordinated Units or converted Subordinated Units to be transferred and
                  (bb) the Per Unit Capital Amount for a Common Unit; and

                           (2) second, to the extent the transferor continues to
                  hold any Units, any remaining balance in such Capital Account will be retained by the transferor.

         Following any such allocation, the transferor's Capital Account, if any, maintained with respect to the retained Subordinated Units or converted Subordinated Units, if any, will have a balance equal to the amount allocated under clause (c)(ii)(2) hereinabove, and the transferee's Capital Account established with respect to the transferred Subordinated Units or converted Subordinated Units will have a balance equal to the amount allocated under clause (c)(ii)(1) hereinabove.

         (d) (i) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), on an issuance of additional Partnership Interests for cash or Contributed Property or the conversion of the General Partner's Combined Interest to Common Units pursuant to Section 11.3(c), the Capital Account of all Partners (other than those Partners whose only Partnership Interests consist of Deferred Participation Units) and the Carrying Value of each Partnership property immediately prior to such issuance shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property immediately prior to such issuance and had been allocated to the Partners (other than those Partners whose only Partnership Interests consist of Deferred Participation Units) at such time pursuant to Section 6.1 in the same manner as any item of gain or loss actually recognized during such period would have been allocated. In determining such Unrealized Gain or Unrealized Loss, the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to the issuance of additional Partnership Interests shall be determined by the General Partner using such reasonable method of valuation as it may adopt; provided, however, that the General Partner, in arriving at such valuation, must take fully into account the fair market value of the Partnership Interests of all Partners (other than those Partners whose only Partnership Interests consist of Deferred Participation Units) at such time. The General Partner shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its discretion to be reasonable) to arrive at a fair market value for individual properties.

                  (ii) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), immediately prior to any actual or deemed distribution to a Partner of any Partnership property (other than a distribution of cash that is not in redemption or retirement of a Partnership Interest), the Capital Accounts of all Partners (other than those Partners whose only Partnership Interests consist of Deferred Participation Units) and the Carrying Value of all Partnership property shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized in a sale of such property immediately prior to such distribution for an amount equal to its fair market value, and had been allocated to the Partners (other than those Partners whose only Partnership Interests consist of Deferred Participation Units), at such time, pursuant to this Section
         6.1 in the same manner as any item of gain or loss actually recognized during such period would have been allocated. In determining such Unrealized Gain or Unrealized Loss the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to a distribution shall (A) in the case of an actual distribution which is not made pursuant to
         Section 12.4 or in the case of a deemed distribution, be determined and allocated in the same manner as that provided in Section 5.6(d)(i) or
         (B) in the case of a liquidating distribution pursuant to Section 12.4, be determined and allocated by the Liquidator using such reasonable method of valuation as it may adopt.

         (e) (i) Notwithstanding any other provision of this Agreement to the contrary, the Partners agree that their respective Capital Account balances (solely as such Capital Account balances relate to Outstanding Common Units (a "Common Capital Account") or Subordinated Units (a "Subordinated Capital Account") held by such Partners) immediately after the effective time of the conversion of an Outstanding Deferred Participation Unit into a Subordinated Unit pursuant to Section 5.11 (a "Conversion") shall be adjusted (a "Conversion Adjustment") as provided in this Section 5.6(e).

                  (ii) Upon a Conversion, each Subordinated Capital Account and each Common Capital Account shall be adjusted (provided, however, that the aggregate sum of all Subordinated Capital Account balances and all Common Capital Account balances shall be the same immediately after a Conversion Adjustment as immediately prior to such Conversion Adjustment) such that the Per Unit Capital Amount is the same for all Outstanding Subordinated Units (including the Subordinated Units issued pursuant to such Conversion) immediately after the Conversion Adjustment. A Conversion Adjustment shall have the effect of reducing the Per Unit Capital Amount for each Unit (other than General Partner Units) Outstanding immediately prior to the Conversion (each, an "Existing Unit") in a manner that shall be borne (A) proportionally among each class of Existing Units such that the Per Unit Capital Ratio is the same immediately after such Conversion Adjustment as immediately prior to such Conversion Adjustment and (B) proportionally within each class of Existing Units such that the Per Unit Capital Amounts immediately after such Conversion Adjustment is the same for all Units within such class of Existing Units.

SECTION 5.7 Issuances of Additional Partnership Securities.

         (a) Subject to Section 5.8, the Partnership may issue additional Partnership Securities and options, rights, warrants and appreciation rights relating to the Partnership Securities for any Partnership purpose at any time and from time to time to such Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole discretion, all without the approval of any Limited Partners.

         (b) Each additional Partnership Security authorized to be issued by the Partnership pursuant to Section 5.7(a) may be issued in one or more classes, or one or more series of any such classes, with such designations, preferences, rights, powers and duties (which may be senior to existing classes and series of Partnership Securities), as shall be fixed by the General Partner in the exercise of its sole discretion, including:

                  (i) the right to share Partnership profits and losses or items thereof;

                  (ii) the right to share in Partnership distributions;

                  (iii) the rights upon dissolution and liquidation of the Partnership;

                  (iv) whether, and the terms and conditions upon which, the Partnership may redeem the Partnership Security;

                  (v) whether such Partnership Security is issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange;

                  (vi) the terms and conditions upon which each Partnership Security will be issued, evidenced by certificates and assigned or transferred; and

                  (vii) the right, if any, of each such Partnership Security to vote on Partnership matters, including matters relating to the relative rights, preferences and privileges of such Partnership Security.

         (c) The General Partner is hereby authorized and directed to take all actions that it deems necessary or appropriate in connection with:

                  (i) each issuance of Partnership Securities and options, rights, warrants and appreciation rights relating to Partnership Securities pursuant to this Section 5.7;

                  (ii) the conversion of the Combined Interest into Units pursuant to the terms of this Agreement;

                  (iii) the admission of Additional Limited Partners; and

                  (iv) all additional issuances of Partnership Securities.

         (d) The General Partner is further authorized and directed to specify the relative rights, powers and duties of the holders of the Units or other Partnership Securities being so issued. The General Partner shall do all things necessary to comply with the Delaware Act and is authorized and directed to do all things it deems to be necessary or advisable in connection with any future issuance of Partnership Securities or in connection with the conversion of the Incentive Distribution Rights into Units pursuant to the terms of this Agreement, including compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency or any National Securities Exchange on which the Units or other Partnership Securities are listed for trading.

SECTION 5.8 Limitations on Issuance of Additional Partnership Securities.

         The issuance of Partnership Securities pursuant to Section 5.7 shall be subject to the following restrictions and limitations:

         (a) During the Subordination Period, the Partnership shall not issue (and shall not issue any options, rights, warrants or appreciation rights relating to) an aggregate of more than 4,500,000 additional Parity Units without the prior approval of the holders of a Unit Majority. In applying this limitation, there shall be excluded Common Units and other Parity Units issued:

                  (i) in accordance with Sections 5.8(b) and 5.8(c);

                  (ii) upon conversion of Subordinated Units pursuant to Section 5.10;

                  (iii) upon conversion of the Combined Interest pursuant to
         Section 11.3(c);

                  (iv) pursuant to the employee benefit plans of the General Partner, the Partnership or any other Group Member; and

                  (v) in the event of a combination or subdivision of Common Units or other pro rata distribution to the Common Unit holders.

         (b) The Partnership may also issue an unlimited number of Parity Units, prior to the end of the Subordination Period and without the prior approval of the Unitholders, if such issuance occurs (i) in connection with an Acquisition or a Capital Improvement or (ii) within 365 days of, and the net proceeds from such issuance are used to repay debt incurred in connection with, an Acquisition or a Capital Improvement, in each case where such Acquisition or Capital Improvement involves assets that, if acquired by the Partnership as of the date that is one year prior to the first day of the Quarter in which such Acquisition is to be consummated or such Capital Improvement is to be completed, would have resulted, on a pro forma basis, in no decrease in:

                           (A) the amount of Adjusted Operating Surplus
                  generated by the Partnership on a per-Unit basis (for all Outstanding Units) with respect to each of the four most recently completed Quarters (on a pro forma basis as described below) as compared to

                           (B) the actual amount of Adjusted Operating Surplus
                  generated by the Partnership on a per-Unit basis (for all Outstanding Units) (excluding Adjusted Operating Surplus attributable to the Acquisition or Capital Improvement) with respect to each of such four most recently completed Quarters.

The amount in clause (A) shall be determined on a pro forma basis and include any necessary modifications as if (1) all of the Parity Units to be issued in connection with or within 365 days of such Acquisition or Capital Improvement had been issued and outstanding, (2) all indebtedness for borrowed money to be incurred or assumed in connection with such Acquisition or Capital Improvement (other than any such indebtedness that is to be repaid with the proceeds of such issuance of Parity Units) had been incurred or assumed, in each case as of the commencement of such four-Quarter period, (3) the personnel expenses that would have been incurred by the Partnership in the operation of the acquired assets are the personnel expenses for employees to be retained by the Partnership in the operation of the acquired assets, (4) the non-personnel costs and expenses are computed on the same basis as those incurred by the Partnership in the operation of the Partnership's business at similarly situated Partnership facilities and (5) the expected normalized operations and acquisition synergies had been achieved.

         (c) During the Subordination Period, the Partnership shall not issue (and shall not issue any options, rights, warrants or appreciation rights relating to) additional Partnership Securities having rights to distributions or in liquidation ranking prior or senior to the Common Units, without the prior approval of the holders of a Unit Majority.

         (d) No fractional Units (or fractional Deferred Participation Units) shall be issued by the Partnership. If a distribution, subdivision, combination or some such other such event would result in the issuance of fractional Units (or fractional Deferred Participation Units), each fractional Unit (or fractional Deferred Participation Unit) shall be rounded to the nearest whole Unit (or Deferred Participation Unit), and a 0.5 Unit (or 0.5 Deferred Participation Unit) shall be rounded to the next higher Unit (or Deferred Participation Unit). This Section 5.8(d) shall not apply to General Partner Units.

SECTION 5.9 Conversion of Initial Subordinated Units.

         On the Effective Date, all Outstanding Initial Subordinated Units shall convert into 1,481,026 Common Units. Upon such conversion, such Outstanding Initial Subordinated Units shall no longer be Outstanding Initial Subordinated Units but rather shall become Outstanding Common Units for all purposes under this Agreement.

SECTION 5.10 Conversion of Subordinated Units.

         (a) With respect to any particular Outstanding Subordinated Unit, such Outstanding Subordinated Unit shall convert into a Common Unit on a one-for-one basis on the termination of the Unit Subordination Period applicable to such Outstanding Subordinated Unit. Upon such conversion, such Subordinated Unit shall no longer be an Outstanding Subordinated Unit but rather it shall be an Outstanding Common Unit for all purposes under this Agreement.

         (b) Notwithstanding any other provision of this Agreement, all the Outstanding Subordinated Units shall automatically convert into Common Units on a one-for-one basis pursuant to the terms of Section 11.4.

         (c) A Subordinated Unit that has converted into a Common Unit, other than by reason of Section 11.4, shall remain subject to the provisions of
Section 5.6(c)(ii), 6.1(d)(x) and 6.7(c).

SECTION 5.11 Conversion of Deferred Participation Units.

         (a) The Outstanding Deferred Participation Units shall convert on a one-for-one basis into Subordinated Units in four separate and equal tranches pursuant to the terms set forth below (each a "Tranche").

         (b) The conversion of a Deferred Participation Unit into a Subordinated Unit shall be subject to the following general conditions:

                  (i) the first day such a conversion may occur is the last day of the Quarter after the first anniversary date of the Effective Date provided that the Effective Date occurs within the first calendar month of a Quarter. If the Effective Date does not occur within the first calendar month of a Quarter, the first day such a conversion may occur is the last day of the Quarter immediately following the Quarter in which the first anniversary date of the Effective Date occurs;

                  (ii) no more than one Tranche may vest in any consecutive four Quarter period; and

                  (iii) Tranches shall vest in numerical order whereby the first Tranche shall vest first and the fourth Tranche shall vest last.

         (c) Subject to the conditions set forth in subsection (b) hereinabove, the first Tranche shall vest and the underlying Deferred Participation Units shall automatically convert into Subordinated Units on the Record Date for a distribution of Available Cash (and shall be deemed Outstanding on such Record Date for purposes of receiving such distribution) if:

                  (i) the General Partner declares a distribution of Available Cash that is deemed to be from Operating Surplus and is sufficient to pay each of the Outstanding Common Units, Outstanding Subordinated Units and those Subordinated Units to be issued upon the conversion of the entire first Tranche, an amount at least equal to the First Deferred Target Distribution; and

                  (ii) the Adjusted Operating Surplus generated during the Quarter for which such distribution is declared equaled or exceeded the sum of the First Deferred Target Distribution on all of the Common Units and Subordinated Units that were Outstanding during such Quarter on a fully diluted basis (i.e., taking into account for purposes of such determination all Outstanding Common Units, all Outstanding Subordinated Units, all Common Units and Subordinated Units issuable upon exercise of employee options that have, as of the date of determination, already vested or are scheduled to vest prior to the end of the Quarter immediately following the Quarter in respect of which such determination is made, and all Common Units and Subordinated Units that have as of the date of determination, been earned by but not yet issued to management of the Partnership with respect to incentive compensation; provided, however, no Deferred Participation Units nor the Subordinated Units into which they may be converted shall be taken into account, other than those Subordinated Units to be issued pursuant to the conversion of the Deferred Participation Units into Subordinated Units as a result of the distribution declared for such Quarter), plus the related distribution on the General Partner Units and on the general partner interest in the Operating Partnership during such Quarter.

         (d) The second through the fourth Tranches shall vest and the applicable Deferred Participation Units shall convert into Subordinated Units pursuant to the provisions set forth in subsection (c) hereinabove; provided, however, that after the vesting of the first Tranche and the subsequent conversion of the applicable Deferred Participation Units, and likewise after each vesting and corresponding conversion related to the second through the fourth Tranches, the term "First Deferred Target Distribution" in Section 5.11(c) shall be replaced with, as applicable, the terms (i) "Second Deferred Target Distribution," (ii) "Third Deferred Target Distribution," and (iii) "Fourth Deferred Target Distribution" and the reference to "first Tranche" in
Section 5.11(c) shall be replaced to reflect the applicable Tranche.

         (e) Upon the conversion of a Deferred Participation Unit, such Deferred Participation Unit shall no longer be an Outstanding Deferred Participation Unit but rather shall be an Outstanding Subordinated Unit for all purposes of this Agreement effective on the date of such conversion.

         (f) Any Deferred Participation Unit that has not converted into a Subordinated Unit upon the eighth anniversary of the Effective Date shall expire and become null and void.

         (g) Notwithstanding any other provision of this Agreement, all the then Outstanding Deferred Participation Units will automatically convert into Common Units on a one-for-one basis as set forth in, and pursuant to the terms of,
Section 11.4.

         (h) For purposes of determining whether the test in Section 5.11(c)(ii) has been satisfied, Adjusted Operating Surplus will be adjusted upwards or downwards if the Conflicts Committee determines in good faith that the amount of Estimated Maintenance Capital Expenditure used in the determination of Adjusted Operating Surplus in Section 5.11(c)(ii) was materially incorrect, based on circumstances prevailing at the time of original determination of Estimated Maintenance Capital Expenditures, for any one or more of the preceding eight consecutive Quarters.

SECTION 5.12 Limited Preemptive Right.

         Except as provided in this Section 5.12 and in Section 5.2, no Person shall have any preemptive, preferential or other similar right with respect to the issuance of any Partnership Security, whether unissued, held in the treasury or hereafter created. The General Partner shall have the right, which it may from time to time assign in whole or in part to any of its Affiliates, to purchase Partnership Securities from the Partnership whenever, and on the same terms that, the Partnership issues Partnership Securities to Persons other than the General Partner and its Affiliates, to the extent necessary to maintain the Percentage Interests of the General Partner and its Affiliates equal to that which existed immediately prior to the issuance of such Partnership Securities.

SECTION 5.13 Splits and Combinations.

         (a) Subject to Sections 5.13(d), 6.6 and 6.10 (dealing with adjustments of distribution levels), the Partnership may make a Pro Rata distribution of Partnership Securities to all Record Holders or may effect a subdivision or combination of Partnership Securities so long as, after any such event, each Partner shall have the same Percentage Interest in the Partnership as before such event (and in the case of Deferred Participation Units, the number of such Deferred Participation Units shall be proportionately adjusted upward or downward, as applicable), and any amounts calculated on a per Unit basis (including any Common Unit Arrearage or Cumulative Common Unit Arrearage) or stated as a number of Units (including Deferred Participation Units and the number of additional Parity Units that may be issued pursuant to Section 5.8 without a Unitholder vote) are proportionately adjusted retroactive to the beginning of the Partnership.

         (b) Whenever such a distribution, subdivision or combination of Partnership Securities is declared, the General Partner shall select a Record Date as of which the distribution, subdivision or combination shall be effective and shall send notice thereof at least 20 days prior to such Record Date to each Record Holder as of a date not less than 10 days prior to the date of such notice. The General Partner also may cause a firm of independent public accountants selected by it to calculate the number of Partnership Securities to be held by each Record Holder after giving effect to such distribution, subdivision or combination. The General Partner shall be entitled to rely on any certificate provided by such firm as conclusive evidence of the accuracy of such calculation.

         (c) Promptly following any such distribution, subdivision or combination, the Partnership may issue Certificates to the Record Holders of Partnership Securities as of the applicable Record Date representing the new number of Partnership Securities held by such Record Holders, or the General Partner may adopt such other procedures as it may deem appropriate to reflect such changes. If any such combination results in a smaller total number of Partnership Securities Outstanding, the Partnership shall require, as a condition to the delivery to a Record Holder of such new Certificate, the surrender of any Certificate held by such Record Holder immediately prior to such Record Date.

         (d) The Partnership shall not issue fractional Units (or fractional Deferred Participation Units) upon any distribution, subdivision or combination of Units (or Deferred Participation Units). If a distribution, subdivision or combination of Units (or Deferred Participation Units) would result in the issuance of fractional Units (or fractional Deferred Participation Units) but for the provisions of Section 5.8(e) and this Section 5.13(d), each fractional Unit (or fractional Deferred Participation Unit) shall be rounded to the nearest whole Unit (or Deferred Participation Unit), and a 0.5 Unit (or 0.5 Deferred Participation Unit) shall be rounded to the next higher Unit (or Deferred Participation Unit). This Section 5.13(d) shall not apply to General Partner Units.

SECTION 5.14 Fully Paid and Non-Assessable Nature of Limited Partner Interests.

         All Limited Partner Interests issued pursuant to, and in accordance with the requirements of, this Article V shall be fully paid and non-assessable Limited Partner Interests in the Partnership, except as such non-assessability may be affected by Section 17-607 of the Delaware Act.

                                   ARTICLE VI
                          ALLOCATIONS AND DISTRIBUTIONS

SECTION 6.1 Allocations for Capital Account Purposes.

         For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Section 5.6(b)) shall be allocated among the Partners in each taxable year (or portion thereof) as provided herein below.

         (a) Net Income. After giving effect to the special allocations set forth in Section 6.1(d), Net Income for each taxable year and all items of income, gain, loss and deduction taken into account in computing Net Income for such taxable year shall be allocated as follows:

                  (i) First, 100% to the General Partner in an amount equal to the aggregate Net Losses allocated to the General Partner pursuant to
         Section 6.1(b)(iii) for all previous taxable years until the aggregate Net Income allocated to the General Partner pursuant to this Section 6.1(a)(i) for the current taxable year and all previous taxable years is equal to the aggregate Net Losses allocated to the General Partner pursuant to Section 6.1(b)(iii) for all previous taxable years;

                  (ii) Second, to the Unitholders, Pro Rata, until the aggregate Net Income allocated to such Partners pursuant to this Section 6.1(a)(ii) for the current taxable year and all previous taxable years is equal to the aggregate Net Losses allocated to such Partners pursuant to Section 6.1(b)(ii) for all previous taxable years; and

                  (iii) Third, the balance, if any, to the Unitholders, Pro
         Rata.

         (b) Net Losses. After giving effect to the special allocations set forth in Section 6.1(d), Net Losses for each taxable period and all items of income, gain, loss and deduction taken into account in computing Net Losses for such taxable period shall be allocated as follows:

                  (i) First, to the Unitholders, Pro Rata, until the aggregate Net Losses allocated pursuant to this Section 6.1(b)(i) for the current taxable year and all previous taxable years is equal to the aggregate Net Income allocated to such Partners pursuant to Section 6.1(a)(iii) for all previous taxable years;

                  (ii) Second, to the Unitholders, Pro Rata; provided, that Net Losses shall not be allocated pursuant to this Section 6.1(b)(ii) to the extent that such allocation would cause any Unitholder to have a deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in its Adjusted Capital Account); and

                  (iii) Third, the balance, if any, 100% to the General Partner.

         (c) Net Termination Gains and Losses. After giving effect to the special allocations set forth in Section 6.1(d), all items of income, gain, loss and deduction taken into account in computing Net Termination Gain or Net Termination Loss for such taxable period shall be allocated in the same manner as such Net Termination Gain or Net Termination Loss is allocated hereunder. All allocations under this Section 6.1(c) shall be made after Capital Account balances have been adjusted by all other allocations provided under this Section
6.1 and Section 5.6(e) and after all distributions of Available Cash provided under Sections 6.4 and 6.5 have been made; provided, however, that solely for purposes of this Section 6.1(c), Capital Accounts shall not be adjusted for distributions made pursuant to Section 12.4.

                  (i) If a Net Termination Gain is recognized (or deemed recognized pursuant to Section 5.6(d)), such Net Termination Gain shall be allocated among the Partners in the following manner (and the Capital Accounts of the Partners shall be increased by the amount so allocated in each of the following subclauses, in the order listed, before an allocation is made pursuant to the next succeeding subclause):

                           (A) First, to each Partner having a deficit balance
                  in its Capital Account, in the proportion that such deficit balance bears to the total deficit balances in the Capital Accounts of all Partners, until each such Partner has been allocated Net Termination Gain equal to any such deficit balance in its Capital Account;

                           (B) Second, to the Unitholders holding Common Units,
                  Pro Rata, in a percentage equal to 100% less the Percentage Interest of the General Partner Interest, and to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) its Unrecovered Capital plus (2) the Minimum Quarterly Distribution for the Quarter during which the Liquidation Date (or the date on which the Carrying Value of Partnership property is adjusted pursuant to Section 5.6(d)) occurs, reduced by any distribution pursuant to Sections 6.4(a)(i)(A) or 6.4(b)(i) with respect to such Common Unit for such Quarter (the amount determined pursuant to this clause
                  (2) is hereinafter defined as the "Unpaid MQD") plus (3) any then existing Cumulative Common Unit Arrearage;

                           (C) Third, if such Net Termination Gain is recognized
                  (or is deemed to be recognized) prior to the expiration of the Subordination Period, to the Unitholders holding Subordinated Units, Pro Rata, in a percentage equal to 100% less the Percentage Interest of the General Partner Interest, and to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, until the Capital Account in respect of each Subordinated Unit then Outstanding equals the sum of (1) its Unrecovered Capital, determined for the taxable year (or portion thereof) to which this allocation of gain relates, plus (2) the Minimum Quarterly Distribution for the Quarter during which the Liquidation Date (or the date on which the Carrying Value of Partnership property is adjusted pursuant to Section 5.6(d)) occurs, reduced by any distribution pursuant to Section 6.4(a)(i)(C) with respect to such Subordinated Unit for such Quarter.

                           (D) Fourth, 14% to the holders of the Incentive
                  Distribution Rights, Pro Rata, to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, and to the Unitholders holding Common Units and Subordinated Units, Pro Rata, in a percentage equal to 86% less the Percentage Interest of the General Partner Interest, until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) its Unrecovered Capital, plus (2) the Unpaid MQD, plus (3) any then existing Cumulative Common Unit Arrearage, plus (4) the excess of (aa) the First Target Distribution less the Minimum Quarterly Distribution for each Quarter of the Partnership's existence over (bb) the cumulative per Unit amount of any distributions of Operating Surplus that was distributed pursuant to Sections 6.4(a)(i)(D) and 6.4(b)(iii) (the sum of (1) plus (2) plus (3) plus (4) is hereinafter defined as the "First Liquidation Target Amount");

                           (E) Fifth, 24% to the holders of the Incentive
                  Distribution Rights, Pro Rata, to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, and to the Unitholders holding Common Units and Subordinated Units, Pro Rata, in a percentage equal to 76% less the Percentage Interest of the General Partner Interest, until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) the First Liquidation Target Amount, plus (2) the excess of (aa) the Second Target Distribution less the First Target Distribution for each Quarter of the Partnership's existence over (bb) the cumulative per Unit amount of any distributions of Operating Surplus that was distributed pursuant to Section 6.4(a)(i)(E) and 6.4(b)(iv); and

                           (F) Finally, any remaining amount 49% to the holders
                  of the Incentive Distribution Rights, Pro Rata, to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, and to the Unitholders holding the Common Units and Subordinated Units, Pro Rata, in a percentage equal to 51% less the Percentage Interest of the General Partner Interest.


                  (ii) If a Net Termination Loss is recognized (or deemed recognized pursuant to Section 5.5(d)), such Net Termination Loss shall be allocated among the Partners in the following manner:

                           (A) First, to the extent that Net Termination Gain
                  has been allocated pursuant to Sections 6.1(c)(i)(B)-(F) and not previously offset by allocations of Net Termination Loss pursuant to this Section 6.1(c)(ii)(A), to the Unitholders and holders of Incentive Distribution Rights in the reverse order and the same ratios as such prior allocations of Net Termination Gain;

                           (B) Second, if such Net Termination Loss is
                  recognized (or is deemed to be recognized) prior to the conversion of the last Outstanding Subordinated Unit, to the Unitholders holding Subordinated Units, Pro Rata, in a percentage equal to 100% less the Percentage Interest of the General Partner Interest, and to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, until the Capital Account in respect of each Subordinated Unit then Outstanding has been reduced to zero;

                           (C) Third, to the Unitholders holding Common Units,
                  Pro Rata, in a percentage equal to 100% less the Percentage Interest of the General Partner Interest, and to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, until the Capital Account in respect of each Common Unit then Outstanding has been reduced to zero; and

                           (D) Fourth, the balance, if any, 100% to the General
                  Partner.

         (d) Special Allocations. Notwithstanding any other provision of this
Section 6.1, the following special allocations shall be made for such taxable period:

                  (i) Partnership Minimum Gain Chargeback. Notwithstanding any other provision of this Section 6.1, if there is a net decrease in Partnership Minimum Gain during any Partnership taxable period, each Partner shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(f)(6), 1.704-2(g)(2) and 1.704-2(j)(2)(i), or any successor provision. For purposes of this Section 6.1(d), each Partner's Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.1(d) with respect to such taxable period (other than an allocation pursuant to Sections 6.1(d)(vi) and 6.1(d)(vii)). This Section 6.1(d)(i) is intended to comply with the Partnership Minimum Gain chargeback requirement in Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

                  (ii) Chargeback of Partner Nonrecourse Debt Minimum Gain. Notwithstanding the other provisions of this Section 6.1 (other than Section 6.1(d)(i)), except as provided in Treasury Regulation Section 1.704-2(i)(4), if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership taxable period, any Partner with a share of Partner Nonrecourse Debt Minimum Gain at the beginning of such taxable period shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2)(ii), or any successor provisions. For purposes of this
         Section 6.1(d), each Partner's Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.1(d), other than Section 6.1(d)(i) and other than an allocation pursuant to Sections 6.1(d)(vi) and 6.1(d)(vii), with respect to such taxable period. This Section 6.1(d)(ii) is intended to comply with the chargeback of items of income and gain requirement in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

                  (iii) Priority Allocations.

                           (A) If the amount of cash or the Net Agreed Value of
                  any property distributed (except cash or property distributed pursuant to Section 12.4) to any Unitholder with respect to its Units for a taxable year is greater (on a per Unit basis) than the amount of cash or the Net Agreed Value of property distributed to the other Unitholders with respect to their Units (on a per Unit basis), then (1) each Unitholder receiving such greater cash or property distribution shall be allocated gross income in an amount equal to the product of
                  (aa) the amount by which the distribution (on a per Unit basis) to such Unitholder exceeds the distribution (on a per Unit basis) to the Unitholders receiving the smallest distribution and (bb) the number of Units owned by the Unitholder receiving the greater distribution; and (2) the General Partner shall be allocated gross income in an aggregate amount equal to the sum of the amounts allocated in clause (1) above multiplied by the Percentage Interest of its General Partner Interest, divided by 100% less the Percentage Interest of its General Partner Interest.

                           (B) After the application of Section 6.1(d)(iii)(A),
                  all or any portion of the remaining items of Partnership gross income or gain for the taxable period, if any, shall be allocated 100% to the holders of Incentive Distribution Rights, Pro Rata, until the aggregate amount of such items allocated to the holders of Incentive Distribution Rights pursuant to this Section 6.1(d)(iii)(B) for the current taxable year and all previous taxable years is equal to the cumulative amount of all Incentive Distributions made to the holders of Incentive Distribution Rights from the Initial Closing Date to a date 45 days after the end of the current taxable year.

                  (iv) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), items of
         Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations promulgated under Section 704(b) of the Code, the deficit balance, if any, in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible unless such deficit balance is otherwise eliminated pursuant to Section 6.1(d)(i) or (ii).

                  (v) Gross Income Allocations. In the event any Partner has a deficit balance in its Capital Account at the end of any Partnership taxable period in excess of the sum of (A) the amount such Partner is required to restore pursuant to the provisions of this Agreement and
         (B) the amount such Partner is deemed obligated to restore pursuant to Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5), such Partner shall be specially allocated items of Partnership gross income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 6.1(d)(v) shall be made only if and to the extent that such Partner would have a deficit balance in its Capital Account as adjusted after all other allocations provided for in this Section 6.1 have been tentatively made as if this Section 6.1(d)(v) were not in this Agreement.

                  (vi) Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership's Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the other Partners, to revise the prescribed ratio to the numerically closest ratio that does satisfy such requirements.

                  (vii) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable period shall be allocated 100% to the Partner that bears the Economic Risk of Loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). If more than one Partner bears the Economic Risk of Loss with respect to a Partner Nonrecourse Debt, such Partner Nonrecourse Deductions attributable thereto shall be allocated between or among such Partners in accordance with the ratios in which they share such Economic Risk of Loss.

                  (viii) Nonrecourse Liabilities. For purposes of Treasury Regulation Section 1.752-3(a)(3), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (A) the amount of Partnership Minimum Gain and (B) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners in accordance with their respective Percentage Interests.

                  (ix) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(c) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.

                  (x) Economic Uniformity.

                           (A) At the election of the General Partner, with
                  respect to:

                           (1) any taxable period ending upon, or after, the
                  termination of a Unit Subordination Period for a particular Subordinated Unit; or

                           (2) each Initial Subordinated Unit immediately prior
                  to the conversion of the Initial Subordinated Units pursuant to Section 5.9;

                  all or a portion of the remaining items of Partnership gross income or gain for such taxable period, after taking into account allocations pursuant to Section 6.1(d)(iii), shall be allocated 100% to the holder of such Subordinated Unit or such Initial Subordinated Unit, as applicable, as of the termination of the Unit Subordination Period or immediately prior to the conversion of the Initial Subordination Units, as applicable, until such holder has been allocated an amount of gross income or gain which increases the Capital Account maintained with respect to such Subordinated Unit or such Initial Subordinated Unit, as applicable, to an amount equal to the Per Unit Capital Amount for a Common Unit.

                           (B) The purpose of this allocation is to establish
                  uniformity between the Capital Accounts underlying Subordinated Units or Initial Subordinated Units and the Capital Accounts underlying Common Units held by Persons other than those holders of Subordinated Units or Initial Subordinated Units immediately prior to the conversion of such Subordinated Units or Initial Subordinated Units into Common Units. This allocation method for establishing such economic uniformity will only be available to the General Partner to the extent (i) the method for allocating the Capital Account maintained with respect to the Subordinated Units between the transferred and retained Subordinated Units pursuant to
                  Section 5.6(c)(ii) does not otherwise provide such economic uniformity to such converted Subordinated Units or (ii) the Capital Accounts underlying the Initial Subordinated Units are not sufficient to provide such economic uniformity to such converted Initial Subordinated Units.

                  (xi) Curative Allocation.

                           (A) Notwithstanding any other provision of this
                  Section 6.1, other than the Required Allocations, the Required Allocations shall be taken into account in making the Agreed Allocations so that, to the extent possible, the net amount of items of income, gain, loss and deduction allocated to each Partner pursuant to the Required Allocations and the Agreed Allocations, together, shall be equal to the net amount of such items that would have been allocated to each such Partner under the Agreed Allocations had the Required Allocations and the related Curative Allocation not otherwise been provided in this Section 6.1. Notwithstanding the preceding sentence, Required Allocations relating to (1) Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partnership Minimum Gain and (2) Partner Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partner Nonrecourse Debt Minimum Gain. Allocations pursuant to this
                  Section 6.1(d)(xi)(A) shall only be made with respect to Required Allocations to the extent the General Partner reasonably determines that such allocations will otherwise be inconsistent with the economic agreement among the Partners. Further, allocations pursuant to this Section 6.1(d)(xi)(A) shall be deferred with respect to allocations pursuant to clauses (1) and (2) hereof to the extent the General Partner reasonably determines that such allocations are likely to be offset by subsequent Required Allocations.

                           (B) The General Partner shall have reasonable
                  discretion, with respect to each taxable period, to (1) apply the provisions of Section 6.1(d)(xi)(A) in whatever order is most likely to minimize the economic distortions that might otherwise result from the Required Allocations, and (2) divide all allocations pursuant to Section 6.1(d)(xi)(A) among the Partners in a manner that is likely to minimize such economic distortions.

                  (xii) Corrective Allocations. In the event of any allocation of Additional Book Basis Derivative Items or any Book-Down Event or any recognition of a Net Termination Loss, the following rules shall apply:

                           (A) In the case of any allocation of Additional Book
                  Basis Derivative Items (other than an allocation of Unrealized Gain or Unrealized Loss under Section 5.6(d) hereof), the General Partner shall allocate additional items of gross income and gain away from the holders of Incentive Distribution Rights to the Unitholders and the General Partner, or additional items of deduction and loss away from the Unitholders and the General Partner to the holders of Incentive Distribution Rights, to the extent that the Additional Book Basis Derivative Items allocated to the Unitholders or the General Partner exceed their Share of Additional Book Basis Derivative Items. For this purpose, the Unitholders and the General Partner shall be treated as being allocated Additional Book Basis Derivative Items to the extent that such Additional Book Basis Derivative Items have reduced the amount of income that would otherwise have been allocated to the Unitholders or the General Partner under the Partnership Agreement (e.g., Additional Book Basis Derivative Items taken into account in computing cost of goods sold would reduce the amount of book income otherwise available for allocation among the Partners). Any allocation made pursuant to this Section 6.1(d)(xii)(A) shall be made after all of the other Agreed Allocations have been made as if this Section 6.1(d)(xii) were not in this Agreement and, to the extent necessary, shall require the reallocation of items that have been allocated pursuant to such other Agreed Allocations.

                           (B) In the case of any negative adjustments to the
                  Capital Accounts of the Partners resulting from a Book-Down Event or from the recognition of a Net Termination Loss, such negative adjustment (1) shall first be allocated, to the extent of the Aggregate Remaining Net Positive Adjustments, in such a manner, as reasonably determined by the General Partner, that to the extent possible the aggregate Capital Accounts of the Partners will equal the amount which would have been the Capital Account balance of the Partners if no prior Book-Up Events had occurred, and (2) any negative adjustment in excess of the Aggregate Remaining Net Positive Adjustments shall be allocated pursuant to Section 6.1(c) hereof.

                           (C) In making the allocations required under this
                  Section 6.1(d)(xii), the General Partner, in its sole discretion, may apply whatever conventions or other methodology it deems reasonable to satisfy the purpose of this
                  Section 6.1(d)(xii).

SECTION 6.2 Allocations for Tax Purposes.

         (a) Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 6.1.

         (b) In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions shall be allocated for federal income tax purposes among the Partners as follows:

                  (i) (A) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners in the manner provided under Section 704(c) of the Code that takes into account the variation between the Agreed Value of such property and its adjusted basis at the time of contribution; and (B) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to
         Section 6.1.

                  (ii) (A) In the case of an Adjusted Property, such items shall
         (1) first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section 5.6(d)(i) or 5.6(d)(ii), and (2) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with
         Section 6.2(b)(i)(A); and (B) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 6.1.

                  (iii) The General Partner shall apply the principles of Treasury Regulation Section 1.704-3(d) to eliminate Book-Tax Disparities.

         (c) For the proper administration of the Partnership and for the preservation of uniformity of the Limited Partner Interests (or any class or classes thereof), the General Partner shall have sole discretion to (i) adopt such conventions as it deems appropriate in determining the amount of depreciation, amortization and cost recovery deductions; (ii) make special allocations for federal income tax purposes of income (including, without limitation, gross income) or deductions; and (iii) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of Treasury Regulations under Section 704(b) or Section 704(c) of the Code or (y) otherwise to preserve or achieve uniformity of the Limited Partner Interests (or any class or classes thereof). The General Partner may adopt such conventions, make such allocations and make such amendments to this Agreement as provided in this
Section 6.2(c) only if such conventions, allocations or amendments would not have a material adverse effect on the Partners, the holders of any class or classes of Limited Partner Interests issued and Outstanding or the Partnership, and if such allocations are consistent with the principles of Section 704 of the Code.

         (d) The General Partner in its discretion may determine to depreciate or amortize the portion of an adjustment under Section 743(b) of the Code attributable to unrealized appreciation in any Adjusted Property (to the extent of the unamortized Book-Tax Disparity) using a predetermined rate derived from the depreciation or amortization method and useful life applied to the Partnership's common basis of such property, despite any inconsistency of such approach with Treasury Regulation Section 1.167(c)-l(a)(6), Proposed Treasury Regulation 1.197-2(g)(3), or any successor regulations thereto. If the General Partner determines that such reporting position cannot reasonably be taken, the General Partner may adopt depreciation and amortization conventions under which all purchasers acquiring Limited Partner Interests in the same month would receive depreciation and amortization deductions, based upon the same applicable rate as if they had purchased a direct interest in the Partnership's property. If the General Partner chooses not to utilize such aggregate method, the General Partner may use any other reasonable depreciation and amortization conventions to preserve the uniformity of the intrinsic tax characteristics of any Limited Partner Interests that would not have a material adverse effect on the Limited Partners or the Record Holders of any class or classes of Limited Partner Interests.

         (e) Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to this Section 6.2, be characterized as Recapture Income in the same proportions and to the same extent as such Partners (or their predecessors in interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

         (f) All items of income, gain, loss, deduction and credit recognized by the Partnership for federal income tax purposes and allocated to the Partners in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code which may be made by the Partnership; provided, however, that such allocations, once made, shall be adjusted as necessary or appropriate to take into account those adjustments permitted or required by Sections 734 and 743 of the Code.

         (g) Each item of Partnership income, gain, loss and deduction attributable to a transferred Partnership Interest, shall for federal income tax purposes, be determined on an annual basis and prorated on a monthly basis and shall be allocated to the Partners as of the opening of the New York Stock Exchange on the first Business Day of each month; provided, however, that (i) such items for the period beginning on the Initial Closing Date and ending on the last day of the month in which the expiration of the Over-allotment Option occurs shall be allocated to the Partners as of the opening of the New York Stock Exchange on the first Business Day of the next succeeding month; and provided, further, that gain or loss on a sale or other disposition of any assets of the Partnership other than in the ordinary course of business shall be allocated to the Partners as of the opening of the New York Stock Exchange on the first Business Day of the month in which such gain or loss is recognized for federal income tax purposes. The General Partner may revise, alter or otherwise modify such methods of allocation as it determines necessary, to the extent permitted or required by Section 706 of the Code and the regulations or rulings promulgated thereunder.

         (h) Allocations that would otherwise be made to a Limited Partner under the provisions of this Article VI shall instead be made to the beneficial owner of Limited Partner Interests held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with
Section 6031(c) of the Code or any other method acceptable to the General Partner in its sole discretion.

SECTION 6.3 Requirement and Characterization of Distributions; Distributions to Record Holders.

         (a) Within 45 days following the end of each Quarter commencing with the Quarter ending on March 31, 2000, an amount equal to 100% of Available Cash with respect to such Quarter shall, subject to Section 17-607 of the Delaware Act, be distributed in accordance with this Article VI by the Partnership to the Partners as of the Record Date selected by the General Partner in its reasonable discretion. Other than as set forth in Section 6.3(f), all amounts of Available Cash distributed by the Partnership on any date from any source shall be deemed to be Operating Surplus until the sum of all amounts of Available Cash theretofore distributed by the Partnership to the Partners pursuant to Section
6.4 equals the Operating Surplus from the Initial Closing Date through the close of the immediately preceding Quarter. Any remaining amounts of Available Cash distributed by the Partnership on such date shall, except as otherwise provided in Section 6.5, be deemed to be "Capital Surplus." All distributions required to be made under this Agreement shall be made subject to Section 17-607 of the Delaware Act.

         (b) Notwithstanding Section 6.3(a), in the event of the dissolution and liquidation of the Partnership, all receipts received during or after the Quarter in which the Liquidation Date occurs, other than from borrowings described in (a)(ii) of the definition of Available Cash, shall be applied and distributed solely in accordance with, and subject to the terms and conditions of, Section 12.4.

         (c) Each distribution in respect of a Partnership Interest shall be paid by the Partnership, directly or through the Transfer Agent or through any other Person or agent, only to the Record Holder of such Partnership Interest as of the Record Date set for such distribution. Such payment shall constitute full payment and satisfaction of the Partnership's liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

         (d) Notwithstanding any other provisions of this Agreement and with respect to the first distribution of Available Cash for which a Record Date for such distribution occurs after the date of issuance of the Subordinated Units initially issued to the Contributors pursuant to the Contribution Agreement, such Subordinated Units shall receive only a Pro Rata share of the distribution of Available Cash then declared and to be made to such Subordinated Units pursuant to Sections 6.4(a)(i)(C)-(F). Such Pro Rata share shall be determined by multiplying (i) such distribution by (ii) a percentage equal to the number of days such Subordinated Units were Outstanding prior to that Record Date divided by the number of days in the Quarter to which such distribution applies plus the number of days from the end of that Quarter up to and including the Record Date.

         (e) (i) With respect to the first distribution of Available Cash for which a Record Date for such distribution occurs after the date of issuance of the Common Units initially issued to the Contributors pursuant to the Contribution Agreement, such Common Units shall receive the full distribution of Available Cash then declared and to be made to such Common Units pursuant to Sections 6.4(a)(i)(A)-(F), if the amount of Available Cash as of the Effective Date (taking into account any Available Cash of Triton as of the Effective Date (as calculated pursuant to this Agreement)) is sufficient to pay such Common Units a Pro Rata portion of such distribution applicable to the period from the first day of such Quarter to the day immediately prior to the Effective Date; or

                  (ii) If such Available Cash is insufficient to pay such Common Units a Pro Rata portion of such distribution applicable to the period from the first day of such Quarter to the day immediately prior to the Effective Date, then with respect to the first distribution of Available Cash for which a Record Date for such distribution occurs after the date of issuance of the Common Units initially issued pursuant to the Contribution Agreement, such Common Units shall receive a Pro Rata distribution of Available Cash then declared and to be made to such Common Units pursuant to Sections 6.4(a)(i)(A)-(F). Such Pro Rata share shall be determined by multiplying (i) such distribution by
         (ii) a percentage equal to the number of days such Common Units were Outstanding prior to that Record Date divided by the number of days in the Quarter to which such distribution applies plus the number of days from the end of that Quarter up to and including the Record Date.

         (f) On the Effective Date, the Partnership shall make a one-time special distribution of $3.70 (the "Special Distribution") to each Common Unit that is Outstanding immediately prior to the Effective Date. Notwithstanding
Section 6.3(a), such Special Distribution shall be deemed to be from Capital Surplus and the provisions of Sections 6.5 and 6.6(b) shall not apply to such Special Distribution. It is intended that no taxable income of the Partnership shall be allocated to any Partner based on a Partner's receipt of the Special Distribution.

SECTION 6.4 Distributions of Available Cash from Operating Surplus.

         (a) During a Unit Subordination Period.
             -----------------------------------

                  (i) With respect to any Quarter in which a Unit Subordination Period exists, Available Cash that is deemed to be Operating Surplus pursuant to the provisions of Section 6.3 or 6.5 shall, subject to
         Section 17-607 of the Delaware Act, be distributed as follows, except as otherwise required by Section 5.7(b) in respect of additional Partnership Securities issued pursuant thereto or except as otherwise required by Sections 6.3(d) or (e):

                           (A) First, to the Unitholders holding Common Units,
                  Pro Rata, in a percentage equal to 100% less the Percentage Interest of the General Partner Interest, and to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Minimum Quarterly Distribution for such Quarter;

                           (B) Second, to the Unitholders holding Common Units,
                  Pro Rata, in a percentage equal to 100% less the Percentage Interest of the General Partner Interest, and to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to such Common Unit's Cumulative Common Unit Arrearage existing with respect to such Quarter;

                           (C) Third, to the Unitholders holding Subordinated
                  Units, Pro Rata, in a percentage equal to 100% less the Percentage Interest of the General Partner Interest, and to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, until there has been distributed in respect of each Subordinated Unit then Outstanding an amount equal to the Minimum Quarterly Distribution for such Quarter;

                           (D) Fourth, 14% to the holders of the Incentive
                  Distribution Rights, Pro Rata, to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, and to the Unitholders holding Common Units and Subordinated Units, Pro Rata, in a percentage equal to 86% less the Percentage Interest of the General Partner Interest, until there has been distributed in respect of each Common Unit and Subordinated Unit then Outstanding an amount equal to the excess of the First Target Distribution over the Minimum Quarterly Distribution for such Quarter;

                           (E) Fifth, 24% to the holders of the Incentive
                  Distribution Rights, Pro Rata, to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, and to the Unitholders holding Common Units and Subordinated Units, Pro Rata, in a percentage equal to 76% less the Percentage Interest of the General Partner Interest, until there has been distributed in respect of each Common Unit and Subordinated Unit then Outstanding an amount equal to the excess of the Second Target Distribution over the First Target Distribution for such quarter; and

                           (F) Thereafter, 49% to the holders of the Incentive
                  Distribution Rights, Pro Rata, to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, and to the Unitholders holding Common Units and Subordinated Units, Pro Rata, in a percentage equal to 51% less the Percentage Interest of the General Partner Interest; provided, however, if the Minimum Quarterly Distribution, the First Target Distribution and the Second Target Distribution have been reduced to zero pursuant to Section 6.6(b), and subject to the satisfaction of Section 6.4(a)(i)(B), the distribution of Available Cash that is deemed to be Operating Surplus with respect to any Quarter will be made solely in accordance with this Section 6.4(a)(i)(F).

                  (ii) If as a result of the distribution of Available Cash for such Quarter, the holder of a Deferred Participation Unit becomes a Unitholder due to the conversion of such Deferred Participation Unit into a Subordinated Unit pursuant to Section 5.11, the holder of such converted Deferred Participation Unit shall be included as a Unitholder for such distributions in subsections (a)(i)(C)-(F) above and notwithstanding anything to the contrary, such Subordinated Unit shall be considered Outstanding for such Quarter.

         (b) No Unit Subordination Period. With respect to any Quarter (1) in which a Unit Subordination Period does not exist or (2) after the Subordination Period, Available Cash that is deemed to be Operating Surplus pursuant to the provisions of Section 6.3 or 6.5, subject to Section 17-607 of the Delaware Act, shall be distributed as follows, except as otherwise required by Section 5.7(b) in respect of additional Partnership Securities issued pursuant thereto:

                  (i) First, to the Unitholders holding Common Units, Pro Rata, in a percentage equal to 100% less the Percentage Interest of the General Partner Interest, and to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Minimum Quarterly Distribution for such Quarter;

                  (ii) Second, to the Unitholders holding Common Units, Pro Rata, in a percentage equal to 100% less the Percentage Interest of the General Partner Interest, and to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Cumulative Common Unit Arrearage existing with respect to such Quarter;

                  (iii) Third, 14% to the holders of the Incentive Distribution Rights, Pro Rata, to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, and to the Unitholders holding Common Units, Pro Rata, in a percentage equal to 86% less the Percentage Interest of the General Partner Interest, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the excess of the First Target Distribution over the Minimum Quarterly Distribution for such Quarter;

                  (iv) Fourth, 24% to the holders of the Incentive Distribution Rights, Pro Rata, to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, and to the Unitholders holding Common Units, Pro Rata, in a percentage equal to 76% less the Percentage Interest of the General Partner Interest, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the excess of the Second Target Distribution over the First Target Distribution for such quarter; and

                  (v) Thereafter, 49% to the holders of the Incentive Distribution Rights, Pro Rata, to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, and to the Unitholders holding Common Units, Pro Rata, in a percentage equal to 51% less the Percentage Interest of the General Partner Interest; provided, however, if the Minimum Quarterly Distribution, the First Target Distribution and the Second Target Distribution have been reduced to zero pursuant to Section 6.6(b), the distribution of Available Cash that is deemed to be Operating Surplus with respect to any Quarter will be made solely in accordance with this Section 6.4(b)(v).

SECTION 6.5 Distributions of Available Cash from Capital Surplus.

         Available Cash that is deemed to be Capital Surplus pursuant to the provisions of Section 6.3(a) shall, subject to Section 17-607 of the Delaware Act, be distributed, unless the provisions of Section 6.3 require otherwise, as follows:

         (a) First, to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest and to the Unitholders holding Common Units and Subordinated Units in a percentage equal to 100% less the Percentage Interest of the General Partner Interest, Pro Rata, until a hypothetical holder of a Common Unit acquired on the Initial Closing Date has received with respect to such Common Unit, during the period since the Initial Closing Date through such date, distributions of Available Cash that are deemed to be Capital Surplus in an aggregate amount equal to the Initial Unit Price;

         (b) Second, to the Unitholders holding Common Units, Pro Rata, in a percentage equal to 100% less the Percentage Interest of the General Partner Interest, and to the General Partner in a percentage equal to the Percentage Interest of its General Partner Interest, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Cumulative Common Unit Arrearage;

         (c) Third, any remaining Available Cash shall be distributed as if it were Operating Surplus and shall be distributed in accordance with Section 6.4.

SECTION 6.6 Adjustment of Minimum Quarterly Distribution, Target Distribution Levels and Deferred Target Distribution Levels.

         (a) The Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution, First Deferred Target Distribution, Second Deferred Target Distribution, Third Deferred Target Distribution, Fourth Deferred Target Distribution, Common Unit Arrearages and Cumulative Common Unit Arrearages shall be proportionately adjusted in the event of any distribution, combination or subdivision (whether effected by a distribution payable in Units or otherwise) of Units or other Partnership Securities in accordance with Section 5.13.

         (b) Except as set forth in Section 6.3(f), in the event of a distribution of Available Cash that is deemed to be from Capital Surplus, the then applicable Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution, First Deferred Target Distribution, Second Deferred Target Distribution, Third Deferred Target Distribution or Fourth Deferred Target Distribution shall be adjusted proportionately downward to equal the product obtained by multiplying the otherwise applicable Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution, First Deferred Target Distribution, Second Deferred Target Distribution, Third Deferred Target Distribution or Fourth Deferred Target Distribution, as the case may be, by a fraction of which the numerator is the Unrecovered Capital of the Common Units immediately after giving effect to such distribution and of which the denominator is the Unrecovered Capital of the Common Units immediately prior to giving effect to such distribution.

         (c) The Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution, First Deferred Target Distribution, Second Deferred Target Distribution, Third Deferred Target Distribution and Fourth Deferred Target Distribution shall also be subject to adjustment pursuant to Section 6.10.

SECTION 6.7 Special Provisions Relating to the Holders of Subordinated Units.

         (a) Except with respect to (i) the right to vote on or approve matters requiring the vote or approval of a percentage of the holders of Outstanding Common Units and (ii) the right to participate in allocations of income, gain, loss and deduction and distributions made with respect to Common Units, the holder of a Subordinated Unit shall have all of the rights and obligations of a Unitholder holding Common Units hereunder.

         (b) Provided, however, that immediately upon the conversion of a Subordinated Unit into a Common Unit pursuant to Section 5.10, the Unitholder holding a Subordinated Unit shall possess all of the rights and obligations of a Unitholder holding a Common Unit hereunder, including the right to vote as a Common Unitholder and the right to participate in allocations of income, gain, loss and deduction and distributions made with respect to a Common Unit and, with respect to such converted Subordinated Unit, all references in this Agreement to a Common Unit shall be interpreted to include such converted Subordinated Unit.; provided, however, that such converted Subordinated Unit shall remain subject to the provisions of Sections 5.6(c)(ii), 6.1(d)(x) and 6.7(c).

         (c) The Unitholder holding a Subordinated Unit which has converted into a Common Unit pursuant to Section 5.10 shall not be issued a Common Unit Certificate pursuant to Section 4.1, and shall not be permitted to transfer its converted Subordinated Units to a Person which is not an Affiliate of the holder until such time as the General Partner determines, based on advice of counsel, that a converted Subordinated Unit should have, as a substantive matter, like intrinsic economic and federal income tax characteristics, in all material respects, to the intrinsic economic and federal income tax characteristics of an Initial Common Unit. In connection with the condition imposed by this Section 6.7(c), the General Partner may take whatever reasonable steps are required to provide economic uniformity to the converted Subordinated Units in preparation for a transfer of such converted Subordinated Units, including the application of Sections 5.6(c)(ii) and 6.1(d)(x); provided, however, that no such steps may be taken that would have a material adverse effect on the Unitholders holding Common Units represented by Common Unit Certificates.

SECTION 6.8 Special Provisions Relating to the Holders of Deferred Participation Units.

         Except as otherwise provided in this Section 6.8 and notwithstanding anything to the contrary set forth in this Agreement, the holder of a Deferred Participation Unit shall have the following rights and obligations:

         (a) prior to its conversion into a Subordinated Unit pursuant to
Section 5.11, the holder of a Deferred Participation Unit shall not:

                  (i) be entitled to any distributions;

                  (ii) be allocated items of income, gain, loss or deduction;

                  (iii) be entitled to vote on any matters requiring the approval or vote of the holders of Outstanding Units other than with respect to an amendment to this Agreement that affects the Deferred Participation Units in a manner described in Sections 13.3(b)(i) or 13.3(c); and

         (b) shall possess the rights and obligations provided in this Agreement with respect to both (i) a Partner holding a Deferred Participation Unit and
(ii) a Limited Partner pursuant to Articles III and VII (and, except as set forth in the preceding subsection (a)(iii), no other rights otherwise available to a holder of a Partnership Interest); and

         (c) immediately upon the conversion of a Deferred Participation Unit into a Subordinated Unit pursuant to Section 5.11, the holder of the converted Deferred Participation Unit shall possess all of the rights and obligations of a Unitholder holding a Subordinated Unit hereunder (including the establishment of a Capital Account pursuant to Section 5.6(e)) and, with respect to such converted Deferred Participation Unit, all references in this Agreement to a Subordinated Unit shall be interpreted to include such converted Deferred Participation Unit; provided, however, that until the holder of such Deferred Participation Unit delivers the Certificate representing such Deferred Participation Unit to the Partnership (together with any documentation required by the General Partner in its discretion), such converted Deferred Participation Unit shall represent only the right to receive the Subordinated Unit into which it was converted and any applicable distributions made thereon and the Partnership shall not be obligated to pay such holder those distributions until such delivery.

SECTION 6.9 Special Provisions Relating to the Holders of Incentive Distribution Rights.

         Notwithstanding anything to the contrary set forth in this Agreement, the holders of the Incentive Distribution Rights:

         (a) shall (i) possess the rights and obligations provided in this Agreement with respect to a Limited Partner pursuant to Articles III and VII and
(ii) have a Capital Account as a Partner pursuant to Section 5.6 and all other provisions related thereto; and

         (b) shall not (i) be entitled to vote on any matters requiring the approval or vote of the holders of Outstanding Units other than with respect to an amendment to this Agreement that affects the Incentive Distribution Rights in a manner described in Sections 13.3(b)(i) or 13.3(c), (ii) be entitled to any distributions other than as provided in Sections 6.4(a)(i)(D)-(F), 6.4(b)(iii)-(v) and 12.4 or (iii) be allocated items of income, gain, loss or deduction other than as specified in this Article VI.

SECTION 6.10 Entity - Level Taxation

         If legislation is enacted or the interpretation of existing language is modified by the relevant governmental authority which causes the Partnership or any Operating Partnership to be treated as an association taxable as a corporation or otherwise subjects the Partnership or the Operating Partnership to entity-level taxation for federal income tax purposes, the then applicable Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution, First Deferred Target Distribution, Second Deferred Target Distribution, Third Deferred Target Distribution and Fourth Deferred Target Distribution shall be adjusted to equal the product obtained by multiplying (a) the amount thereof by (b) one minus the sum of (i) the highest marginal federal corporate (or other entity, as applicable) income tax rate of the Partnership or such Operating Partnership for the taxable year of the Partnership or such Operating Partnership in which such Quarter occurs (expressed as a percentage) plus (ii) the effective overall state and local income tax rate (expressed as a percentage) applicable to the Partnership or such Operating Partnership for the calendar year next preceding the calendar year in which such Quarter occurs (after taking into account the benefit of any deduction allowable for federal income tax purposes with respect to the payment of state and local income taxes), but only to the extent of the increase in such rates resulting from such legislation or interpretation. Such effective overall state and local income tax rate shall be determined for the taxable year next preceding the first taxable year during which the Partnership or such Operating Partnership is taxable for federal income tax purposes as an association taxable as a corporation or is otherwise subject to entity-level taxation by determining such rate as if the Partnership or such Operating Partnership had been subject to such state and local taxes during such preceding taxable year.

                                  ARTICLE VII
                      MANAGEMENT AND OPERATION OF BUSINESS

SECTION 7.1 Management.

         (a) The General Partner shall conduct, direct and manage all activities of the Partnership. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership shall be exclusively vested in the General Partner, and no Limited Partner or Assignee shall have any management power over the business and affairs of the Partnership. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.3, shall have full power and authority to do all things and on such terms as it, in its sole discretion, may deem necessary or appropriate to conduct the business of the Partnership, to exercise all powers set forth in Section 2.5 and to effectuate the purposes set forth in Section 2.4, including the following:

                  (i) the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness, including indebtedness that is convertible into Partnership Securities, and the incurring of any other obligations;

                  (ii) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

                  (iii) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person (the matters described in this clause (iii) being subject, however, to any prior approval that may be required by
         Section 7.3);

                  (iv) the use of the assets of the Partnership (including cash on hand) for any purpose consistent with the terms of this Agreement, including (A) the financing of the conduct of the operations of the Partnership Group, (B) subject to Section 7.6(a), the lending of funds to other Persons (including any Operating Partnership), (C) the repayment of obligations of the Partnership Group and (D) the making of capital contributions to any member of the Partnership Group;

                  (v) the negotiation, execution and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Partnership under contractual arrangements to all or particular assets of the Partnership, with the other party to the contract to have no recourse against the General Partner or its assets other than its interest in the Partnership, even if same results in the terms of the transaction being less favorable to the Partnership than would otherwise be the case);

                  (vi) the distribution of Partnership cash;

                  (vii) the selection and dismissal of employees (including employees having titles such as "president," "vice president," "secretary" and "treasurer") and agents, outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring;

                  (viii) the maintenance of such insurance for the benefit of the Partnership Group and the Partners as it deems necessary or appropriate;

                  (ix) the formation of, or acquisition of an interest in, and the contribution of property and the making of loans to, any further limited or general partnerships, joint ventures, corporations, limited liability companies or other relationships (including the acquisition of interests in, and the contributions of property to, any Operating Partnership from time to time) subject to the restrictions set forth in
         Section 2.4;

                  (x) the control of any matters affecting the rights and obligations of the Partnership, including the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation;

                  (xi) the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

                  (xii) the entering into of listing agreements with any National Securities Exchange and the delisting of some or all of the Limited Partner Interests from, or requesting that trading be suspended on, any such exchange (subject to any prior approval that may be required under Section 4.8);

                  (xiii) unless restricted or prohibited by Section 5.8, the purchase, sale or other acquisition or disposition of Partnership Securities, or the issuance of additional options, rights, warrants and appreciation rights relating to Partnership Securities; and

                  (xiv) the undertaking of any action in connection with the Partnership's participation in any Operating Partnership as a partner.

         (b) Notwithstanding any other provision of this Agreement, any Operating Partnership Agreement, the Delaware Act or any applicable law, rule or regulation, each of the Partners and the Assignees and each other Person who may acquire an interest in Partnership Securities hereby:

                  (i) approves, ratifies and confirms the execution, delivery and performance by the parties thereto of any Operating Partnership Agreement, the Underwriting Agreement, the Master Natural Gas Gathering Agreement, the Contribution and Conveyance Agreement, the Contribution Agreement and the other agreements described in or filed as exhibits to the Registration Statement that are related to the transactions contemplated by the Registration Statement;

                  (ii) agrees that the General Partner (on its own or through any officer of the Partnership) is authorized to execute, deliver and perform the agreements referred to in clause (i) above and the other agreements, acts, transactions and matters described in or contemplated by the Registration Statement on behalf of the Partnership without any further act, approval or vote of the Partners or the Assignees or the other Persons who may acquire an interest in Partnership Securities; and

                  (iii) agrees that the execution, delivery or performance by the General Partner, any Group Member or any Affiliate of any of them, of this Agreement or any agreement authorized or permitted under this Agreement (including the exercise by the General Partner or any Affiliate of the General Partner of the rights accorded pursuant to
         Article XV), shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement (or any other agreements) or of any duty stated or implied by law or equity.

SECTION 7.2 Certificate of Limited Partnership.

         The General Partner has caused the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Act and shall use all reasonable efforts to cause to be filed such other certificates or documents as may be determined by the General Partner in its sole discretion to be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business or own property. To the extent that such action is determined by the General Partner in its sole discretion to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership or other entity in which the limited partners have limited liability) under the laws of the State of Delaware or of any other state in which the Partnership may elect to do business or own property. Subject to the terms of Section 3.4(a), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership, any qualification document or any amendment thereto to any Limited Partner.

SECTION 7.3 Restrictions on General Partner's Authority.

         (a) The General Partner may not, without written approval of the specific act by holders of all of the Outstanding Limited Partner Interests or by other written instrument executed and delivered by holders of all of the Outstanding Limited Partner Interests subsequent to the date of this Agreement, take any action in contravention of this Agreement, including, except as otherwise provided in this Agreement, (i) committing any act that would make it impossible to carry on the ordinary business of the Partnership; (ii) possessing Partnership property, or assigning any rights in specific Partnership property, for other than a Partnership purpose; (iii) admitting a Person as a Partner;
(iv) amending this Agreement in any manner; or (v) transferring its interest as general partner of the Partnership.

         (b) Except as provided in Articles XII and XIV, the General Partner may not sell, exchange or otherwise dispose of all or substantially all of the Partnership's assets in a single transaction or a series of related transactions (including by way of merger, consolidation or other combination) or approve on behalf of the Partnership the sale, exchange or other disposition of all or substantially all of the assets of the Operating Partnership, taken as a whole, without the approval of holders of a Unit Majority; provided, however, that this provision shall not preclude or limit the General Partner's ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Partnership or any Operating Partnership and shall not apply to any forced sale of any or all of the assets of the Partnership or any Operating Partnership pursuant to the foreclosure of, or other realization upon, any such encumbrance. Without the approval of holders of a Unit Majority, the General Partner shall not, on behalf of the Partnership, (i) consent to any amendment to any Operating Partnership Agreement or, except as expressly permitted by Section 7.9(d), take any action permitted to be taken by a partner of any Operating Partnership, in either case, that would have a material adverse effect on the Partnership as a partner of any Operating Partnership or (ii) except as permitted under Sections 4.6, 11.1 and 11.2, elect or cause the Partnership to elect a successor general partner of the Partnership or a successor general partner of any Operating Partnership.

SECTION 7.4 Reimbursement of the General Partner.

         (a) Except as provided in this Section 7.4 and elsewhere in this Agreement or in any Operating Partnership Agreement, the General Partner shall not be compensated for its services as general partner of any Group Member.

         (b) The General Partner shall be reimbursed on a monthly basis, or such other reasonable basis as the General Partner may determine in its sole discretion, for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership (including salary, bonus, incentive compensation and other amounts paid to any Person including Affiliates of the General Partner to perform services for the Partnership or for the General Partner in the discharge of its duties to the Partnership), and (ii) all other necessary or appropriate expenses allocable to the Partnership or otherwise reasonably incurred by the General Partner in connection with operating the Partnership's business (including expenses allocated to the General Partner by its Affiliates). The General Partner shall determine the expenses that are allocable to the Partnership in any reasonable manner determined by the General Partner in its sole discretion. Reimbursements pursuant to this Section 7.4 shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.7.

SECTION 7.5 Outside Activities.

         (a) After the Initial Closing Date, the General Partner, for so long as it is the General Partner of the Partnership, (i) agrees that its sole business will be to act as the general partner of the Partnership, any Operating Partnership, and any other partnership of which the Partnership or any Operating Partnership is, directly or indirectly, a partner and to undertake activities that are ancillary or related thereto (including being a limited partner in the Partnership), and (ii) shall not engage in any business or activity or incur any debts or liabilities except in connection with or incidental to (A) its performance as general partner of one or more Group Members or as described in or contemplated by the Registration Statement or (B) the acquiring, owning or disposing of debt or equity securities in any Group Member.

         (b) Except as specifically restricted by Section 7.5(a), each Indemnitee (other than the General Partner) shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and possess an interest in other business ventures of any and every type or description, whether in businesses engaged in or anticipated to be engaged in by any Group Member, independently or with others, including business interests and activities in direct competition with the business and activities of any Group Member, and none of the same shall constitute a breach of this Agreement or any duty express or implied by law to any Group Member or any Partner or Assignee. Neither any Group Member, any Limited Partner nor any other Person shall have any rights by virtue of this Agreement, any Operating Partnership Agreement or the partnership relationship established hereby or thereby in any business ventures of any Indemnitee.

         (c) Subject to the terms of Section 7.5(a) and Section 7.5(b), but otherwise notwithstanding anything to the contrary in this Agreement, (i) the engaging in competitive activities by any Indemnitees (other than the General Partner) in accordance with the provisions of this Section 7.5 is hereby approved by the Partnership and all Partners, (ii) it shall be deemed not to be a breach of the General Partner's fiduciary duty or any other obligation of any type whatsoever of the General Partner for the Indemnitees (other than the General Partner) to engage in such business interests and activities in preference to or to the exclusion of the Partnership and (iii) the General Partner and the Indemnitees shall have no obligation to present business opportunities to any Group Member.

         (d) The General Partner and any of its Affiliates may acquire Units or other Partnership Securities in addition to those acquired on the Initial Closing Date and the Effective Date and, except as otherwise provided in this Agreement, shall be entitled to exercise all rights of the General Partner or Limited Partner, as applicable, relating to such Units or Partnership Securities.

         (e) The term "Affiliates" when used in Section 7.5(d) with respect to the General Partner shall not include any Group Member or any Subsidiary of any Group Member.

         (f) Anything in this Agreement to the contrary notwithstanding, to the extent that provisions of Sections 7.7, 7.8, 7.9, 7.10 or other Sections of this Agreement purport or are interpreted to have the effect of restricting the fiduciary duties that might otherwise, as a result of Delaware or other applicable law, be owed by the General Partner to the Partnership and its Limited Partners, or to constitute a waiver or consent by the Limited Partners to any such restriction, such provisions shall be inapplicable and have no effect in determining whether the General Partner has complied with its fiduciary duties in connection with determinations made by it under this Section 7.5.

SECTION 7.6 Loans from the General Partner; Loans or Contributions from the Partnership; Contracts with Affiliates; Certain Restrictions on the General Partner.

         (a) The General Partner or its Affiliates may lend to any Group Member, and any Group Member may borrow from the General Partner or any of its Affiliates, funds needed or desired by the Group Member for such periods of time and in such amounts as the General Partner may determine; provided, however, that in any such case the lending party may not charge the borrowing party interest at a rate greater than the rate that would be charged the borrowing party or impose terms less favorable to the borrowing party than would be charged or imposed on the borrowing party by unrelated lenders on comparable loans made on an arm's-length basis (without reference to the lending party's financial abilities or guarantees). The borrowing party shall reimburse the lending party for any costs (other than any additional interest costs) incurred by the lending party in connection with the borrowing of such funds. For purposes of this Section 7.6(a) and Section 7.6(b), the term "Group Member" shall include any Affiliate of a Group Member that is controlled by the Group Member. No Group Member may lend funds to the General Partner or any of its Affiliates (other than another Group Member).

         (b) The Partnership may lend or contribute to any Group Member, and any Group Member may borrow from the Partnership, funds on terms and conditions established in the sole discretion of the General Partner; provided, however, that the Partnership may not charge the Group Member interest at a rate less than the rate that would be charged to the Group Member (without reference to the General Partner's financial abilities or guarantees) by unrelated lenders on comparable loans. The foregoing authority shall be exercised by the General Partner in its sole discretion and shall not create any right or benefit in favor of any Group Member or any other Person.

         (c) The General Partner may itself, or may enter into an agreement with any of its Affiliates to, render services to a Group Member or to the General Partner in the discharge of its duties as general partner of the Partnership. Any services rendered to a Group Member by the General Partner or any of its Affiliates shall be on terms that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 7.6(c) shall be deemed satisfied as to (i) any transaction approved by Special Approval, (ii) any transaction, the terms of which are no less favorable to the Partnership Group than those generally being provided to or available from unrelated third parties or (iii) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership Group), is equitable to the Partnership Group. The provisions of Section 7.4 shall apply to the rendering of services described in this Section 7.6(c).

         (d) The Partnership Group may transfer assets to joint ventures, other partnerships, corporations, limited liability companies or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as are consistent with this Agreement and applicable law.

         (e) Neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 7.6(e) shall be deemed to be satisfied as to (i) the transactions effected pursuant to Sections 5.2, 5.3 and 5.4, the Contribution and Conveyance Agreement, the Contribution Agreement and any other transactions described in or contemplated by the Registration Statement, (ii) any transaction approved by Special Approval, (iii) any transaction, the terms of which are no less favorable to the Partnership than those generally being provided to or available from unrelated third parties, or (iv) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership), is equitable to the Partnership. With respect to any contribution of assets to the Partnership in exchange for Partnership Securities, the Conflicts Committee, in determining whether the appropriate number of Partnership Securities are being issued, may take into account, among other things, the fair market value of the assets, the liquidated and contingent liabilities assumed, the tax basis in the assets, the extent to which tax-only allocations to the transferor will protect the existing partners of the Partnership against a low tax basis, and such other factors as the Conflicts Committee deems relevant under the circumstances.

         (f) The General Partner and its Affiliates will have no obligation to permit any Group Member to use any facilities or assets of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use, nor shall there be any obligation on the part of the General Partner or its Affiliates to enter into such contracts.

         (g) Without limitation of Sections 7.6(a) through 7.6(f), and notwithstanding anything to the contrary in this Agreement, the existence of the conflicts of interest described in the Registration Statement are hereby approved by all Partners.

SECTION 7.7 Indemnification.

         (a) To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, all Indemnitees shall be indemnified and held harmless by the Partnership from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee in connection with the Partnership's business affairs; provided, that in each case the Indemnitee acted in good faith and in a manner that such Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Partnership and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful; provided, further, no indemnification pursuant to this Section 7.7 shall be available to the General Partner with respect to its obligations incurred pursuant to the Underwriting Agreement, the Contribution and Conveyance Agreement or the Contribution Agreement (other than obligations incurred by the General Partner on behalf of the Partnership or any Operating Partnership). The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee acted in a manner contrary to that specified above. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, it being agreed that the General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification.

         (b) To the fullest extent permitted by law, expenses (including legal fees and expenses) incurred by an Indemnitee who is indemnified pursuant to
Section 7.7(a) in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership of any undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as authorized in this Section 7.7.

         (c) The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the holders of Outstanding Limited Partner Interests, as a matter of law or otherwise, both as to actions in the Indemnitee's capacity as an Indemnitee and as to actions in any other capacity (including any capacity under the Underwriting Agreement), and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

         (d) The Partnership may purchase and maintain (or reimburse the General Partner or its Affiliates for the cost of) insurance, on behalf of the General Partner, its Affiliates and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expense that may be incurred by such Person in connection with the Partnership's activities or such Person's activities on behalf of the Partnership, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

         (e) For purposes of this Section 7.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute "fines" within the meaning of Section 7.7(a); and action taken or omitted by it with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is in, or not opposed to, the best interests of the Partnership.

         (f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

         (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

         (h) The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

         (i) No amendment, modification or repeal of this Section 7.7 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Partnership, nor the obligations of the Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

SECTION 7.8 Liability of Indemnitees.

         (a) Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Partnership, the Limited Partners, the Assignees or any other Persons who have acquired interests in the Partnership Securities, for losses sustained or liabilities incurred as a result of any act or omission if such Indemnitee acted in good faith.

         (b) Subject to its obligations and duties as General Partner set forth in Section 7.1(a), the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and the General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

         (c) To the extent that, at law or in equity, an Indemnitee has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to the Partners, the General Partner and any other Indemnitee acting in connection with the Partnership's business or affairs shall not be liable to the Partnership or to any Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict or otherwise modify the duties and liabilities of an Indemnitee otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such Indemnitee.

         (d) Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability to the Partnership, the Limited Partners, the General Partner, and the Partnership's and General Partner's directors, officers and employees under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

SECTION 7.9 Resolution of Conflicts of Interest.

         (a) Unless otherwise expressly provided in this Agreement or any Operating Partnership Agreement, whenever a potential conflict of interest exists or arises between the General Partner or any of its Affiliates, on the one hand, and the Partnership, any Operating Partnership, any Partner or any Assignee, on the other, any resolution or course of action by the General Partner or its Affiliates in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement, of any Operating Partnership Agreement, of any agreement contemplated herein or therein, or of any duty stated or implied by law or equity, if the resolution or course of action is, or by operation of this Agreement is deemed to be, fair and reasonable to the Partnership. The General Partner shall be authorized but not required in connection with its resolution of such conflict of interest to seek Special Approval of such resolution. Any conflict of interest and any resolution of such conflict of interest shall be conclusively deemed fair and reasonable to the Partnership if such conflict of interest or resolution is (i) approved by Special Approval (as long as the material facts known to the General Partner or any of its Affiliates regarding any proposed transaction were disclosed to the Conflicts Committee at the time it gave its approval), (ii) on terms no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or
(iii) fair to the Partnership, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership). The General Partner may also adopt a resolution or course of action that has not received Special Approval. The General Partner (including the Conflicts Committee in connection with Special Approval) shall be authorized in connection with its determination of what is "fair and reasonable" to the Partnership and in connection with its resolution of any conflict of interest to consider (A) the relative interests of any party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interest; (B) any customary or accepted industry practices and any customary or historical dealings with a particular Person; (c) any applicable generally accepted accounting practices or principles; and (D) such additional factors as the General Partner (including the Conflicts Committee) determines in its sole discretion to be relevant, reasonable or appropriate under the circumstances. Nothing contained in this Agreement, however, is intended to nor shall it be construed to require the General Partner (including the Conflicts Committee) to consider the interests of any Person other than the Partnership. In the absence of bad faith by the General Partner, the resolution, action or terms so made, taken or provided by the General Partner with respect to such matter shall not constitute a breach of this Agreement or any other agreement contemplated herein or a breach of any standard of care or duty imposed herein or therein or, to the extent permitted by law, under the Delaware Act or any other law, rule or regulation.

         (b) Whenever this Agreement or any other agreement contemplated hereby provides that the General Partner or any of its Affiliates is permitted or required to make a decision (i) in its "sole discretion" or "discretion," that it deems "necessary or appropriate" or "necessary or advisable" or under a grant of similar authority or latitude, except as otherwise provided herein, the General Partner or such Affiliate shall be entitled to consider only such interests and factors as it desires and shall have no duty or obligation to give any consideration to any interest of, or factors affecting, the Partnership, any Operating Partnership, any Limited Partner or any Assignee, (ii) it may make such decision in its sole discretion (regardless of whether there is a reference to "sole discretion" or "discretion") unless another express standard is provided for, or (iii) in "good faith" or under another express standard, the General Partner or such Affiliate shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement, any Operating Partnership Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation. In addition, any actions taken by the General Partner or such Affiliate consistent with the standards of "reasonable discretion" set forth in the definitions of Available Cash or Operating Surplus shall not constitute a breach of any duty of the General Partner to the Partnership or the Limited Partners. The General Partner shall have no duty, express or implied, to sell or otherwise dispose of any asset of the Partnership Group other than in the ordinary course of business. No borrowing by any Group Member or the approval thereof by the General Partner shall be deemed to constitute a breach of any duty of the General Partner to the Partnership or the Limited Partners by reason of the fact that the purpose or effect of such borrowing is directly or indirectly to (A) enable distributions to the General Partner or its Affiliates (including in their capacities as Limited Partners) to exceed 1% of the total amount distributed to all partners or (B) hasten the expiration of the Subordination Period, the conversion of any Deferred Participation Units into Subordinated Units, or the conversion of any Subordinated Units into Common Units.

         (c) Whenever a particular transaction, arrangement or resolution of a conflict of interest is required under this Agreement to be "fair and reasonable" to any Person, the fair and reasonable nature of such transaction, arrangement or resolution shall be considered in the context of all similar or related transactions.

         (d) The Unitholders hereby authorize the General Partner, on behalf of the Partnership as a partner of a Group Member, to approve of actions by the general partner of such Group Member similar to those actions permitted to be taken by the General Partner pursuant to this Section 7.9.

SECTION 7.10 Other Matters Concerning the General Partner.

         (a) The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

         (b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion (including an Opinion of Counsel) of such Persons as to matters that the General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

         (c) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers, a duly appointed attorney or attorneys-in-fact or the duly authorized officers of the Partnership.

         (d) Any standard of care and duty imposed by this Agreement or under the Delaware Act or any applicable law, rule or regulation shall be modified, waived or limited, to the extent permitted by law, as required to permit the General Partner to act under this Agreement or any other agreement contemplated by this Agreement and to make any decision pursuant to the authority prescribed in this Agreement, so long as such action is reasonably believed by the General Partner to be in, or not inconsistent with, the best interests of the Partnership.

SECTION 7.11 Purchase or Sale of Partnership Securities.

         The General Partner may cause the Partnership to purchase or otherwise acquire Partnership Securities; provided, that except as permitted pursuant to
Section 4.10, the General Partner may not cause any Group Member to purchase Subordinated Units or Deferred Participation Units during the Subordination Period. As long as Partnership Securities are held by any Group Member, such Partnership Securities shall not be considered Outstanding for any purpose, except as otherwise provided herein. The General Partner or any Affiliate of the General Partner may also purchase or otherwise acquire and sell or otherwise dispose of Partnership Securities for its own account, subject to the provisions of Articles IV and X.

SECTION 7.12 Registration Rights of the General Partner and Its Affiliates.

         (a) If (i) the General Partner or any Affiliate of the General Partner (including for purposes of this Section 7.12, any Person that is an Affiliate of the General Partner at the date hereof notwithstanding that it may later cease to be an Affiliate of the General Partner) holds Partnership Securities that it desires to sell and (ii) Rule 144 of the Securities Act (or any successor rule or regulation to Rule 144) or another exemption from registration is not available to enable such holder of Partnership Securities (the "Holder") to dispose of the number of Partnership Securities it desires to sell at the time it desires to do so without registration under the Securities Act, then upon the request of the General Partner or any of its Affiliates, the Partnership shall file with the Commission as promptly as practicable after receiving such request, and use all reasonable efforts to cause to become effective and remain effective for a period of not less than six months following its effective date or such shorter period as shall terminate when all Partnership Securities covered by such registration statement have been sold, a registration statement under the Securities Act registering the offering and sale of the number of Partnership Securities specified by the Holder; provided, however, that the Partnership shall not be required to effect more than three registrations pursuant to this Section 7.12(a); and provided further, however, that if the Conflicts Committee determines in its good faith judgment that a postponement of the requested registration for up to six months would be in the best interests of the Partnership and its Partners due to a pending transaction, investigation or other event, the filing of such registration statement or the effectiveness thereof may be deferred for up to six months, but not thereafter. In connection with any registration pursuant to the immediately preceding sentence, the Partnership shall promptly prepare and file (x) such documents as may be necessary to register or qualify the securities subject to such registration under the securities laws of such states as the Holder shall reasonably request; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Partnership would become subject to general service of process or to taxation or qualification to do business as a foreign corporation or partnership doing business in such jurisdiction solely as a result of such registration, and (y) such documents as may be necessary to apply for listing or to list the Partnership Securities subject to such registration on such National Securities Exchange as the Holder shall reasonably request, and do any and all other acts and things that may reasonably be necessary or advisable to enable the Holder to consummate a public sale of such Partnership Securities in such states. Except as set forth in Section 7.12(c), all costs and expenses of any such registration and offering (other than the underwriting discounts and commissions) shall be paid by the Partnership, without reimbursement by the Holder.

         (b) If the Partnership shall at any time propose to file a registration statement under the Securities Act for an offering of equity securities of the Partnership for cash (other than an offering relating solely to an employee benefit plan), the Partnership shall use all reasonable efforts to include such number or amount of securities held by the Holder in such registration statement as the Holder shall request. If the proposed offering pursuant to this Section 7.12(b) shall be an underwritten offering, then, in the event that the managing underwriter or managing underwriters of such offering advise the Partnership and the Holder in writing that in their opinion the inclusion of all or some of the Holder's Partnership Securities would adversely and materially affect the success of the offering, the Partnership shall include in such offering only that number or amount, if any, of securities held by the Holder which, in the opinion of the managing underwriter or managing underwriters, will not so adversely and materially affect the offering. Except as set forth in Section 7.12(c), all costs and expenses of any such registration and offering (other than the underwriting discounts and commissions) shall be paid by the Partnership, without reimbursement by the Holder.

         (c) If underwriters are engaged in connection with any registration referred to in this Section 7.12, the Partnership shall provide indemnification, representations, covenants, opinions and other assurance to the underwriters in form and substance reasonably satisfactory to such underwriters. Further, in addition to and not in limitation of the Partnership's obligation under Section 7.7, the Partnership shall, to the fullest extent permitted by law, indemnify, defend and hold harmless the Holder, its officers, directors and each Person who controls the Holder (within the meaning of the Securities Act) and any agent thereof (collectively, "Indemnified Persons") against any losses, claims, demands, actions, causes of action, assessments, damages, liabilities (joint or several), costs and expenses (including interest, penalties and reasonable attorneys' fees and disbursements), resulting to, imposed upon, or incurred by the Indemnified Persons, directly or indirectly, under the Securities Act or otherwise (hereinafter referred to in this Section 7.12(c) as a "claim" and in the plural as "claims") based upon, arising out of or resulting from any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which any Partnership Securities were registered under the Securities Act or any state securities or Blue Sky laws, in any preliminary prospectus (if used prior to the effective date of such registration statement), or in any summary or final prospectus or in any amendment or supplement thereto (if used during the period the Partnership is required to keep the registration statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, however, that the Partnership shall not be liable to any Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary, summary or final prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of such Indemnified Person specifically for use in the preparation thereof.

         (d) The provisions of Section 7.12(a) and 7.12(b) shall continue to be applicable with respect to the General Partner (and any of the General Partner's Affiliates) after it ceases to be a Partner of the Partnership, during a period of two years subsequent to the effective date of such cessation and for so long thereafter as is required for the Holder to sell all of the Partnership Securities with respect to which it has requested during such two-year period inclusion in a registration statement otherwise filed or that a registration statement be filed; provided, however, that the Partnership shall not be required to file successive registration statements covering the same Partnership Securities for which registration was demanded during such two-year period. The provisions of Section 7.12(c) shall continue in effect thereafter.

(e) Any request to register Partnership Securities pursuant to this Section 7.12 shall (i) specify the Partnership Securities intended to be offered and sold by the Person making the request, (ii) express such Person's present intent to offer such shares for distribution, (iii) describe the nature or method of the proposed offer and sale of Partnership Securities, and (iv) contain the undertaking of such Person to provide all such information and materials and take all action as may be required in order to permit the Partnership to comply with all applicable requirements in connection with the registration of such Partnership Securities.

SECTION 7.13      Reliance by Third Parties.

         Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner and any officer of the General Partner authorized by the General Partner to act on behalf of and in the name of the Partnership has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any authorized contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner or any such officer as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner or any such officer in connection with any such dealing. In no event shall any Person dealing with the General Partner or any such officer or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or any such officer or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

                                  ARTICLE VIII
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

SECTION 8.1 Records and Accounting.

         The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including all books and records necessary to provide to the Limited Partners any information required to be provided pursuant to Section 3.4(a). Any books and records maintained by or on behalf of the Partnership in the regular course of its business, including the record of the Record Holders and Assignees of Units or other Partnership Securities, books of account and records of Partnership proceedings, may be kept on, or be in the form of, computer disks, hard drives, punch cards, magnetic tape, photographs, micrographics or any other information storage device; provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for both tax and financial reporting purposes, on an accrual basis. The books of the Partnership shall be maintained for financial reporting purposes in accordance with U.S. GAAP.

SECTION 8.2 Fiscal Year.

         The fiscal year of the Partnership shall be a fiscal year ending December 31.

SECTION 8.3 Reports.

         (a) As soon as practicable, but in no event later than 120 days after the close of each fiscal year of the Partnership, the General Partner shall cause to be mailed or furnished to each Record Holder of a Unit as of a date selected by the General Partner in its discretion, an annual report containing financial statements of the Partnership for such fiscal year of the Partnership, presented in accordance with U.S. GAAP, including a balance sheet and statements of operations, Partnership equity and cash flows, such statements to be audited by a firm of independent public accountants selected by the General Partner.

         (b) As soon as practicable, but in no event later than 90 days after the close of each Quarter except the last Quarter of each fiscal year, the General Partner shall cause to be mailed or furnished to each Record Holder of a Unit, as of a date selected by the General Partner in its discretion, a report containing unaudited financial statements of the Partnership and such other information as may be required by applicable law, regulation or rule of any National Securities Exchange on which the Units are listed for trading, or as the General Partner determines to be necessary or appropriate.

                                   ARTICLE IX
                                  TAX MATTERS

SECTION 9.1 Tax Returns and Information.

         The General Partner shall arrange for the preparation and timely filing of all returns of the Partnership that are required for federal, state and local income tax purposes on the basis of the accrual method and a taxable year ending on December 31. The General Partner shall use all reasonable efforts to furnish, within 90 days of the close of the calendar year in which the Partnership's taxable year ends, the tax information reasonably required by Record Holders for federal and state income tax reporting purposes with respect to a taxable year. The classification, realization and recognition of income, gain, losses and deductions and other items shall be on the accrual method of accounting for federal income tax purposes.

SECTION 9.2 Tax Elections.

         (a) The Partnership shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder, subject to the reservation of the right to seek to revoke any such election upon the General Partner's determination that such revocation is in the best interests of the Limited Partners. Notwithstanding any other provision herein contained, for the purposes of computing the adjustments under Section 743(b) of the Code, the General Partner shall be authorized (but not required) to adopt a convention whereby the price paid by a transferee of a Limited Partner Interest will be deemed to be the lowest quoted closing price of the Limited Partner Interests on any National Securities Exchange on which such Limited Partner Interests are traded during the calendar month in which such transfer is deemed to occur pursuant to Section 6.2(g) without regard to the actual price paid by such transferee.

         (b) The Partnership shall elect to deduct expenses incurred in organizing the Partnership ratably over a sixty-month period as provided in
Section 709 of the Code.

         (c) Except as otherwise provided herein, the General Partner shall determine whether the Partnership should make any other elections permitted by the Code.

SECTION 9.3 Tax Controversies.

         Subject to the provisions hereof, the General Partner is designated as the Tax Matters Partner (as defined in the Code) and is authorized and required to represent the Partnership (at the Partnership's expense) in connection with all examinations of the Partnership's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith. Each Partner and Assignee agrees to cooperate with the General Partner and to do or refrain from doing any or all things reasonably required by the General Partner to conduct such proceedings.

SECTION 9.4 Withholding.

         Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines in its discretion to be necessary or appropriate to cause the Partnership and any Operating Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required or elects to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to any Partner or Assignee (including, without limitation, by reason of Section 1446 of the Code), the amount withheld may at the discretion of the General Partner be treated by the Partnership as a distribution of cash in the amount of such withholding from such Partner.

SECTION 9.5 Entity-Level Arrearage Collections.

         (a) If the Partnership is required by applicable law to pay any federal, state or local income tax on behalf of, or withhold such amount with respect to, any Partner or Assignee or any former Partner or Assignee with respect to a Unit held by such Person, the General Partner shall cause the Partnership to pay such tax on behalf of such Partner or Assignee or former Partner or Assignee from the funds of the Partnership and any amount so paid on behalf of, or withheld with respect to, any such Partner or Assignee shall constitute a distribution out of Available Cash to such Partner or Assignee pursuant to the definition of Available Cash; provided, however, in the discretion of the General Partner, such taxes (if pertaining to all such Partners) may be considered to be cash disbursements of the Partnership which reduce Available Cash, but the payment or withholding thereof shall not be deemed to be a distribution of Available Cash to such Partners.

         (b) To the extent any such Partner or Assignee (but not a former Partner or Assignee) is not then entitled to such distribution under this Agreement, the General Partner shall be authorized, without the approval of any Partner or Assignee, to amend this Agreement insofar as is necessary to maintain the uniformity of intrinsic tax characteristics as to all Common Units and to make subsequent adjustments to distributions in a manner which, in the reasonable judgment of the General Partner, will make as little alteration as practicable in the priority and amount of distributions otherwise applicable under this Agreement, and will not otherwise alter the distributions to which Partners and Assignees are entitled under this Agreement.

         (c) If the Partnership is permitted (but not required) by applicable law to pay any such tax on behalf of, or withhold such amount with respect to, any Partner or Assignee or former Partner or Assignee with respect to Units held by such Person, the General Partner shall be authorized (but not required) to cause the Partnership to pay such tax from the funds of the Partnership and to take any action consistent with this Section 9.5. The General Partner shall be authorized (but not required) to take all necessary or appropriate actions to collect all or any portion of a deficiency in the payment of any such tax that relates to prior periods and that is attributable to Persons who were Limited Partners or Assignees with respect to Units held by such Person when such deficiencies arose, from such Persons.

SECTION 9.6 Opinions of Counsel.

         Notwithstanding any other provision of this Agreement, if the Partnership or the Operating Partnership is treated as an association taxable as a corporation at any time or is otherwise taxable for federal income tax purposes as an entity at any time and, pursuant to the provisions of this Agreement, an Opinion of Counsel would otherwise be required to the effect that an action will not cause the Partnership or the Operating Partnership to become so treated as an association taxable as a corporation or otherwise taxable as an entity for federal income tax purposes, such requirement for an Opinion of Counsel shall be deemed automatically waived.

                                   ARTICLE X
                              ADMISSION OF PARTNERS

SECTION 10.1 Admission of Initial Limited Partners.

         Upon the issuance by the Partnership of Common Units, Initial Subordinated Units and Incentive Distribution Rights to the General Partner as described in Section 5.2, the General Partner was deemed to have been admitted to the Partnership as a Limited Partner in respect of the Common Units, Initial Subordinated Units and Incentive Distribution Rights issued to it. Upon the issuance by the Partnership of Common Units to the Underwriters as described in
Section 5.3 in connection with the Initial Offering and the execution by each Underwriter of a Transfer Application, the General Partner admitted the Underwriters to the Partnership as Initial Limited Partners in respect of the Common Units purchased by them.

SECTION 10.2 Admission of Substituted Limited Partner.

         (a) By transfer of a Limited Partner Interest in accordance with
Article IV, the transferor shall be deemed to have given the transferee the right to seek admission as a Substituted Limited Partner subject to the conditions of, and in the manner permitted under, this Agreement. A transferor of a Certificate representing a Limited Partner Interest shall, however, only have the authority to convey to a purchaser or other transferee who does not execute and deliver a Transfer Application (i) the right to negotiate such Certificate to a purchaser or other transferee and (ii) the right to transfer the right to request admission as a Substituted Limited Partner to such purchaser or other transferee in respect of the transferred Limited Partner Interests. Each transferee of a Limited Partner Interest (including any nominee holder or an agent acquiring such Limited Partner Interest for the account of another Person) who executes and delivers a Transfer Application shall, by virtue of such execution and delivery, be an Assignee and be deemed to have applied to become a Substituted Limited Partner with respect to the Limited Partner Interests so transferred to such Person.

         (b) Such Assignee shall become a Substituted Limited Partner (i) at such time as the General Partner consents thereto, which consent may be given or withheld in the General Partner's discretion, and (ii) when any such admission is shown on the books and records of the Partnership. If such consent is withheld, such transferee shall be an Assignee. An Assignee shall have an interest in the Partnership equivalent to that of a Limited Partner with respect to allocations and distributions, including liquidating distributions, of the Partnership. With respect to voting rights attributable to Limited Partner Interests that are held by Assignees, the General Partner shall be deemed to be the Limited Partner with respect thereto and shall, in exercising the voting rights in respect of such Limited Partner Interests on any matter, vote such Limited Partner Interests at the written direction of the Assignee who is the Record Holder of such Limited Partner Interests. If no such written direction is received, such Limited Partner Interests will not be voted. An Assignee shall have no other rights of a Limited Partner.

SECTION 10.3 Admission of Successor General Partner.

         A successor General Partner approved pursuant to Section 11.1 or 11.2 or the transferee of or successor to all of the General Partner Interest pursuant to Section 4.6 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to the withdrawal or removal of the predecessor or transferring General Partner pursuant to Section 11.1 or 11.2 or the transfer of the General Partner Interest pursuant to Section 4.6, provided, however, that no such successor shall be admitted to the Partnership until compliance with the terms of Section 4.6 has occurred and such successor has executed and delivered such other documents or instruments as may be required to effect such admission. Any such successor shall, subject to the terms hereof, carry on the business of the members of the Partnership Group without dissolution.

SECTION 10.4 Admission of Additional Limited Partners.

         (a) A Person (other than the General Partner, an Initial Limited Partner or a Substituted Limited Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including the power of attorney granted in Section 2.6, and (ii) such other documents or instruments as may be required in the discretion of the General Partner to effect such Person's admission as an Additional Limited Partner.

         (b) Notwithstanding anything to the contrary in this Section 10.4, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded as such in the books and records of the Partnership, following the consent of the General Partner to such admission.

         (c) Upon the issuance by the Partnership of the Common Units, Subordinated Units and Deferred Participation Units to the Contributors as described in Section 5.4 in connection with the Contribution Agreement and in accordance with the terms of this Agreement, the General Partner shall admit the Contributors to the Partnership as Additional Limited Partners with respect to the Common Units, Subordinated Units and Deferred Participation Units issued to them.

SECTION 10.5 Amendment of Agreement and Certificate of Limited Partnership.

         To effect the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Delaware Act to amend the records of the Partnership to reflect such admission and, if necessary, to prepare as soon as practicable an amendment to this Agreement and, if required by law, the General Partner shall prepare and file an amendment to the Certificate of Limited Partnership, and the General Partner may for this purpose, among others, exercise the power of attorney granted pursuant to
Section 2.6.

                                   ARTICLE XI
                        WITHDRAWAL OR REMOVAL OF PARTNERS

SECTION 11.1 Withdrawal of the General Partner.

         (a) The General Partner shall be deemed to have withdrawn from the Partnership upon the occurrence of any one of the following events (each such event herein referred to as an "Event of Withdrawal");

                  (i) The General Partner voluntarily withdraws from the Partnership by giving written notice to the other Partners (and it shall be deemed that the General Partner has withdrawn pursuant to this
         Section 11.1(a)(i) if the General Partner voluntarily withdraws as general partner of the Operating Partnership);

                  (ii) The General Partner transfers all of its General Partner Interests pursuant to Section 4.6;

                  (iii) The General Partner is removed pursuant to Section 11.2;

                  (iv) The General Partner (A) makes a general assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition for relief under Chapter 7 of the United States Bankruptcy Code; (C) files a petition or answer seeking for itself a liquidation, dissolution or similar relief (but not a reorganization or readjustment) under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General Partner in a proceeding of the type described in clauses
         (A)-(C) of this Section 11.1(a)(iv); or (E) seeks, consents to or acquiesces in the appointment of a trustee (but not a debtor-in-possession), receiver or liquidator of the General Partner or of all or any substantial part of its properties;

                  (v) A final and non-appealable order of relief under Chapter 7 of the United States Bankruptcy Code is entered by a court with appropriate jurisdiction pursuant to a voluntary or involuntary petition by or against the General Partner that the General Partner is bankrupt or insolvent; or

                  (vi) (A) in the event the General Partner is a corporation, a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation; (B) in the event the General Partner is a partnership or a limited liability company, the dissolution and commencement of winding up of the General Partner;
         (C) in the event the General Partner is acting in such capacity by virtue of being a trustee of a trust, the termination of the trust; (D) in the event the General Partner is a natural person, his death or adjudication of incompetency; and (E) otherwise in the event of the termination of the General Partner.

         If an Event of Withdrawal specified in Section 11.1(a)(iv), (v) or
(vi)(A), (B), (C) or (E) occurs, the withdrawing General Partner shall give notice to the Limited Partners within 30 days after such occurrence. The Partners hereby agree that only the Events of Withdrawal described in this
Section 11.1 shall result in the withdrawal of the General Partner from the Partnership.

         (b) Withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall not constitute a breach of this Agreement under the following circumstances:

                  (i) at any time during the period beginning on the Initial Closing Date and ending at 12:00 midnight, Eastern Time, on the last day of the Subordination Period, the General Partner voluntarily withdraws by giving at least 90 days' advance notice of its intention to withdraw to the Limited Partners; provided that prior to the effective date of such withdrawal, the withdrawal is approved by a Unit Majority (excluding Common Units and Subordinated Units held by the General Partner and its Affiliates) and the General Partner delivers to the Partnership an Opinion of Counsel ("Withdrawal Opinion of Counsel") that such withdrawal (following the selection of the successor General Partner) would not result in the loss of the limited liability of any Limited Partner or of the limited partner of the Operating Partnership or cause the Partnership or the Operating Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not previously treated as such);

                  (ii) at any time after 12:00 midnight, Eastern Time, on the last day of the Subordination Period, the General Partner voluntarily withdraws by giving at least 90 days' advance notice to the Unitholders, such withdrawal to take effect on the date specified in such notice;

                  (iii) at any time that the General Partner ceases to be the General Partner pursuant to Section 11.1(a)(ii) or is removed pursuant to Section 11.2; or

                  (iv) notwithstanding clause (i) of this sentence, at any time that the General Partner voluntarily withdraws by giving at least 90 days' advance notice of its intention to withdraw to the Limited Partners, such withdrawal to take effect on the date specified in the notice, if at the time such notice is given one Person and its Affiliates (other than the General Partner and its Affiliates or their direct or indirect beneficial owners) own beneficially or of record or control at least 50% of the Outstanding Units.

         (c) The withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall also constitute the withdrawal of the General Partner as general partner of the other Group Members. If the General Partner gives a notice of withdrawal pursuant to Section 11.1(a)(i), the holders of at least a Unit Majority (excluding Common Units and Subordinated Units held by the General Partner and its Affiliates), may, prior to the effective date of such withdrawal, elect a successor General Partner. The Person so elected as successor General Partner shall automatically become the successor general partner of the other Group Members of which the General Partner is a general partner. If, prior to the effective date of the General Partner's withdrawal, a successor is not selected by the Unitholders as provided herein or the Partnership does not receive a Withdrawal Opinion of Counsel, the Partnership shall be dissolved in accordance with Section 12.1. Any successor General Partner elected in accordance with the terms of this Section 11.1 shall be subject to the provisions of Section 10.3.

SECTION 11.2 Removal of the General Partner.

         The General Partner may be removed if such removal is approved by the Unitholders holding at least 66 2/3% of the Outstanding Common Units and 66 2/3% of the Outstanding Subordinated Units (excluding Common Units and Subordinated Units held by the General Partner and its Affiliates). Any such action by such holders for removal of the General Partner must also provide for the election of a successor General Partner by at least a Unit Majority (excluding Common Units and Subordinated Units held by the General Partner and its Affiliates). Such removal shall be effective immediately following the admission of a successor General Partner pursuant to Section 10.3. The removal of the General Partner shall also automatically constitute the removal of the General Partner as general partner of the other Group Members of which the General Partner is a general partner. If a Person is elected as a successor General Partner in accordance with the terms of this Section 11.2, such Person shall, upon admission pursuant to Section 10.3, automatically become a successor general partner of the other Group Members of which the General Partner is a general partner. The right of the holders of Outstanding Common Units and Outstanding Subordinated Units to remove the General Partner shall not exist or be exercised unless the Partnership has received an opinion opining as to the matters covered by a Withdrawal Opinion of Counsel. Any successor General Partner elected in accordance with the terms of this Section 11.2 shall be subject to the provisions of Section 10.3.

SECTION 11.3 Interest of Departing Partner and Successor General Partner.

         (a) In the event of (i) withdrawal of the General Partner under circumstances where such withdrawal does not violate this Agreement or (ii) removal of the General Partner under the circumstances set forth in Section 11.4, if a successor General Partner is elected in accordance with the terms of
Section 11.1 or 11.2, the Departing Partner shall have the option exercisable prior to the effective date of the departure of such Departing Partner to require its successor to purchase its General Partner Interest (or equivalent interest), its general partnership interest in the other Group Members and all of its Incentive Distribution Rights (collectively, the "Combined Interest") in exchange for an amount in cash equal to the fair market value of such Combined Interest, such amount to be determined and payable as of the effective date of its departure. If the General Partner is removed by the Unitholders under circumstances where Cause exists or if the General Partner withdraws under circumstances where such withdrawal violates this Agreement or the Operating Partnership Agreement, and if a successor General Partner is elected in accordance with the terms of Section 11.1 or 11.2, such successor shall have the option, exercisable prior to the effective date of the departure of such Departing Partner, to purchase the Combined Interest for such fair market value of such Combined Interest. In either event, the Departing Partner shall be entitled to receive all reimbursements due such Departing Partner pursuant to
Section 7.4, including any employee-related liabilities (including severance liabilities), incurred in connection with the termination of any employees employed by the General Partner for the benefit of the Partnership or the other Group Members.

         (b) For purposes of Section 11.3(a), the fair market value of the Combined Interest shall be determined by agreement between the Departing Partner and its successor or, failing agreement within 30 days after the effective date of such Departing Partner's departure, by an independent investment banking firm or other independent expert selected by the Departing Partner and its successor, which, in turn, may rely on other experts, and the determination of which shall be conclusive as to such matter. If such parties cannot agree upon one independent investment banking firm or other independent expert within 45 days after the effective date of such departure, then the Departing Partner shall designate an independent investment banking firm or other independent expert, the Departing Partner's successor shall designate an independent investment banking firm or other independent expert, and such firms or experts shall mutually select a third independent investment banking firm or independent expert, which third independent investment banking firm or other independent expert shall determine the fair market value of the Combined Interest. In making its determination, such third independent investment banking firm or other independent expert may consider the then current trading price of Units on any National Securities Exchange on which Units are then listed, the value of the Partnership's assets, the rights and obligations of the Departing Partner and other factors it may deem relevant. The Partnership shall pay the costs of all such independent investment banking firms or other independent experts.

         (c) If the Combined Interest is not purchased in the manner set forth in Section 11.3(a), the Departing Partner (or its transferee) shall become a Limited Partner and its Combined Interest shall be converted into Common Units pursuant to a valuation made by an investment banking firm or other independent expert selected pursuant to Section 11.3(a), without reduction in such Partnership Interest (but subject to proportionate dilution by reason of the admission of its successor). Any successor General Partner shall indemnify the Departing Partner (or its transferee) as to all debts and liabilities of the Partnership arising on or after the date on which the Departing Partner (or its transferee) becomes a Limited Partner. For purposes of this Agreement, conversion of the Combined Interest to Common Units will be characterized as if the General Partner (or its transferee) contributed its Combined Interest to the Partnership in exchange for the newly issued Common Units.

         (d) If a successor General Partner is elected in accordance with the terms of Section 11.1 or 11.2 and the option described in Section 11.3(a) is not exercised by the party entitled to do so, the successor General Partner shall, at the effective date of its admission to the Partnership, contribute to the capital of the Partnership cash in an amount such that its Capital Account, after giving effect to such contribution and any adjustments made to the Capital Accounts of all Partners pursuant to Section 5.6(d)(i), shall be equal to that percentage of the Capital Accounts of all Partners that is equal to its Percentage Interest as the General Partner. In such event, such successor General Partner shall be entitled to such Percentage Interest of all Partnership allocations and distributions and any other allocations and distributions to which the Departing Partner was entitled in its capacity as the General Partner.

SECTION 11.4 Termination of Subordination Period, Conversion of Subordinated Units and Deferred Participation Units and Extinguishment of Cumulative Common Unit Arrearages.

         Notwithstanding any provision of this Agreement, if the General Partner is removed as general partner of the Partnership under circumstances where Cause does not exist and the General Partner does not consent to such removal, (i) the Subordination Period will end and all Outstanding Subordinated Units will immediately and automatically convert into Common Units on a one-for-one basis,
(ii) all Outstanding Deferred Participation Units will immediately and automatically convert into Common Units on a one-for-one basis, (iii) all Cumulative Common Unit Arrearages on the Common Units will be extinguished, (iv) all additional Capital Contributions by the General Partner to fund any Minimum Quarterly Distribution shortfalls shall be repaid and (v) the Combined Interest held by the General Partner shall be converted to Common Units at the option of the General Partner. Notwithstanding any other provision within this Agreement, the Common Units to be issued upon the conversion of the Outstanding Subordinated Units and Outstanding Deferred Participation Units pursuant to this
Section 11.4 shall have, as a substantive matter, like intrinsic economic and federal tax characteristics of a Common Unit.

SECTION 11.5 Withdrawal of Limited Partners.

         No Limited Partner shall have any right to withdraw from the Partnership; provided, however, that when a transferee of a Limited Partner's Limited Partner Interest becomes a Record Holder of the Limited Partner Interest so transferred, such transferring Limited Partner shall cease to be a Limited Partner with respect to the Limited Partner Interest so transferred.

                                  ARTICLE XII
                           DISSOLUTION AND LIQUIDATION

SECTION 12.1 Dissolution.

         The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the removal or withdrawal of the General Partner, if a successor General Partner is elected pursuant to Section 11.1 or 11.2, the Partnership shall not be dissolved and such successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and (subject to Section 12.2) its affairs shall be wound up, upon:

         (a) the expiration of its term as provided in Section 2.7;

         (b) an Event of Withdrawal of the General Partner as provided in
Section 11.1(a) (other than Section 11.1(a)(ii)), unless a successor is elected and an Opinion of Counsel is received as provided in Section 11.1(b) or 11.2 and such successor is admitted to the Partnership pursuant to Section 10.3;

         (c) an election to dissolve the Partnership by the General Partner that is approved by the holders of a Unit Majority;

         (d) the entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Delaware Act; or

         (e) the sale of all or substantially all of the assets and properties of the Partnership Group.

SECTION 12.2 Continuation of the Business of the Partnership After Dissolution.

         Upon (a) dissolution of the Partnership following an Event of Withdrawal caused by the withdrawal or removal of the General Partner as provided in Section 11.1(a)(i) or (iii) and the failure of the Partners to select a successor to such Departing Partner pursuant to Section 11.1 or 11.2, then within 90 days thereafter, or (b) dissolution of the Partnership upon an event constituting an Event of Withdrawal as defined in Section 11.1(a)(iv), (v) or (vi), then, to the maximum extent permitted by law, within 180 days thereafter, the holders of a Unit Majority may elect to reconstitute the Partnership and continue its business on the same terms and conditions set forth in this Agreement by forming a new limited partnership on terms identical to those set forth in this Agreement and having as the successor general partner a Person approved by the holders of a Unit Majority. Unless such an election is made within the applicable time period as set forth above, the Partnership shall conduct only activities necessary to wind up its affairs. If such an election is so made, then:

                  (i) the reconstituted Partnership shall continue until the end of the term set forth in Section 2.7 unless earlier dissolved in accordance with this Article XII;

                  (ii) if the successor General Partner is not the former General Partner, then the interest of the former General Partner shall be treated in the manner provided in Section 11.3; and

                  (iii) all necessary steps shall be taken to cancel this Agreement and the Certificate of Limited Partnership and to enter into and, as necessary, to file a new partnership agreement and certificate of limited partnership, and the successor general partner may for this purpose exercise the powers of attorney granted the General Partner pursuant to Section 2.6; provided, that the right of the holders of a Unit Majority to approve a successor General Partner and to reconstitute and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel that (x) the exercise of the right would not result in the loss of limited liability of any Limited Partner and (y) neither the Partnership, the reconstituted limited partnership nor the Operating Partnership would be treated as an association taxable as a corporation or otherwise be taxable as an entity for federal income tax purposes upon the exercise of such right to continue.


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

SECTION 12.3 Liquidator.

         Upon dissolution of the Partnership, unless the Partnership is continued under an election to reconstitute and continue the Partnership pursuant to Section 12.2, the General Partner, or in the event the General Partner has been dissolved or removed, become bankrupt as set forth in Section
11.1 or withdrawn from the Partnership, a liquidator or liquidating committee approved by the holders of at least a majority of the Outstanding Common Units and Outstanding Subordinated Units voting as a single class, shall select one or more Persons to act as Liquidator. The Liquidator (if other than the General Partner) shall be entitled to receive such compensation for its services as may be approved by holders of at least a majority of the Outstanding Common Units and Subordinated Units voting as a single class. The Liquidator (if other than the General Partner) shall agree not to resign at any time without 15 days' prior notice and may be removed at any time, with or without cause, by notice of removal approved by holders of at least a majority of the Outstanding Common Units and Subordinated Units voting as a single class. Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be approved by holders of at least a majority of the Outstanding Common Units and Subordinated Units voting as a single class. The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly provided in this Article XII, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the General Partner under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitation on sale set forth in Section 7.3(b)) to the extent necessary or desirable in the good faith judgment of the Liquidator to carry out the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of the Liquidator to complete the winding up and liquidation of the Partnership as provided for herein.

SECTION 12.4 Liquidation.

         The Liquidator shall proceed to dispose of the assets of the Partnership, discharge its liabilities, and otherwise wind up its affairs in such manner and over such period as the Liquidator determines to be in the best interest of the Partners, subject to Section 17-804 of the Delaware Act and the following:

         (a) Disposition of Assets. The assets may be disposed of by public or private sale or by distribution in kind to one or more Partners on such terms as the Liquidator and such Partner or Partners may agree. If any property is distributed in kind, the Partner receiving the property shall be deemed for purposes of Section 12.4(c) to have received cash equal to its fair market value; and contemporaneously therewith, appropriate cash distributions must be made to the other Partners. The Liquidator may, in its absolute discretion, defer liquidation or distribution of the Partnership's assets for a reasonable time if it determines that an immediate sale or distribution of all or some of the Partnership's assets would be impractical or would cause undue loss to the Partners. The Liquidator may, in its absolute discretion, distribute the Partnership's assets, in whole or in part, in kind if it determines that a sale would be impractical or would cause undue loss to the Partners.

         (b) Discharge of Liabilities. Liabilities of the Partnership include amounts owed to Partners otherwise than in respect of their distribution rights under Article VI. With respect to any liability that is contingent, conditional or unmatured or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it thinks appropriate or establish a reserve of cash or other assets to provide for its payment. When paid, any unused portion of the reserve shall be distributed as additional liquidation proceeds.

         (c) Liquidation Distributions. All property and all cash in excess of that required to discharge liabilities as provided in Section 12.4(b) shall be distributed to the Partners in accordance with, and to the extent of, the positive balances in their respective Capital Accounts, as determined after taking into account all Capital Account adjustments (other than those made by reason of distributions pursuant to this Section 12.4(c)) for the taxable year of the Partnership during which the liquidation of the Partnership occurs (with such date of occurrence being determined pursuant to Treasury Regulation Section 1.704-1(b) (2)(ii)(g)), and such distribution shall be made by the end of such taxable year (or, if later, within 90 days after said date of such occurrence).

SECTION 12.5 Cancellation of Certificate of Limited Partnership.

         Upon the completion of the distribution of Partnership cash and property as provided in Section 12.4 in connection with the liquidation of the Partnership, the Partnership shall be terminated and the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

SECTION 12.6 Return of Contributions.

         The General Partner shall not be personally liable for, and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate, the return of the Capital Contributions of the Limited Partners or Unitholders, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

SECTION 12.7 Waiver of Partition.

         To the maximum extent permitted by law, each Partner hereby waives any right to partition of the Partnership property.

SECTION 12.8 Capital Account Restoration.

         No Limited Partner shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Partnership. The General Partner shall be obligated to restore any negative balance in its Capital Account upon liquidation of its interest in the Partnership by the end of the taxable year of the Partnership during which such liquidation occurs, or, if later, within 90 days after the date of such liquidation.

SECTION 12.9 Reasonable Time for Winding Up.

         A reasonable time shall be allowed for the orderly winding up of business and affairs of the Partnership and the liquidation of its assets pursuant to Section 12.4 in order to minimize any losses otherwise attendant upon such winding up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

                                  ARTICLE XIII
            AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE

SECTION 13.1 Amendment to Be Adopted Solely by the General Partner.

         Each Partner agrees that the General Partner, without the approval of any Partner or Assignee, may amend any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

         (a) a change in the name of the Partnership, the location of the principal place of business of the Partnership, the registered agent of the Partnership or the registered office of the Partnership;

         (b) admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

         (c) a change that, in the sole discretion of the General Partner, is necessary or advisable to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state or to ensure that the Partnership and the Operating Partnership will not be treated as an association taxable as a corporation or otherwise taxed as an entity for federal income tax purposes;

         (d) a change that, in the discretion of the General Partner, (i) does not adversely affect the Limited Partners in any material respect, (ii) is necessary or advisable to (A) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the Delaware Act) or (B) facilitate the trading of the Limited Partner Interests (including the division of any class or classes of Outstanding Limited Partner Interests into different classes to facilitate uniformity of tax consequences within such classes of Limited Partner Interests) or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Limited Partner Interests are or will be listed for trading, compliance with any of which the General Partner determines in its discretion to be in the best interests of the Partnership and the Limited Partners, (iii) is necessary or advisable in connection with action taken by the General Partner to implement tax-related provisions of this Agreement or (iv) is required to effect the intent expressed in the Registration Statement or the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement;

         (e) a change in the fiscal year or taxable year of the Partnership and any changes that, in the discretion of the General Partner, are necessary or advisable as a result of a change in the fiscal year or taxable year of the Partnership including, if the General Partner shall so determine, a change in the definition of "Quarter" and the dates on which distributions are to be made by the Partnership;

         (f) an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership, or the General Partner or its directors, officers, trustees or agents from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or "plan asset" regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

         (g) subject to the terms of Section 5.8, an amendment that, in the discretion of the General Partner, is necessary or advisable in connection with the authorization of issuance of any class or series of Partnership Securities pursuant to Section 5.7;

         (h) any amendment expressly permitted in this Agreement to be made by the General Partner acting alone;

         (i) an amendment effected, necessitated or contemplated by a Merger Agreement approved in accordance with Section 14.3;

         (j) an amendment that, in the discretion of the General Partner, is necessary or advisable to reflect, account for and deal with appropriately the formation by the Partnership of, or investment by the Partnership in, any corporation, partnership, joint venture, limited liability company or other entity, in connection with the conduct by the Partnership of activities permitted by the terms of Section 2.4;

         (k) a merger or conveyance pursuant to Section 14.3(d); or

         (l) any other amendments substantially similar to the foregoing.

SECTION 13.2 Amendment Procedures.

         Except as provided in Sections 13.1 and 13.3, all amendments to this Agreement shall be made in accordance with the following requirements. Amendments to this Agreement may be proposed only by or with the consent of the General Partner which consent may be given or withheld in its sole discretion. A proposed amendment shall be effective upon its approval by the holders of a Unit Majority, unless a greater or different percentage is required under this Agreement or by Delaware law. Each proposed amendment that requires the approval of the holders of a specified percentage of Outstanding Units shall be set forth in a writing that contains the text of the proposed amendment. If such an amendment is proposed, the General Partner shall seek the written approval of the requisite percentage of Outstanding Units or call a meeting of the Unitholders to consider and vote on such proposed amendment. The General Partner shall notify all Record Holders upon final adoption of any such proposed amendments.

SECTION 13.3 Amendment Requirements.

         (a) Notwithstanding the provisions of Sections 13.1 and 13.2, no provision of this Agreement that establishes a percentage of Outstanding Units (including Units deemed owned by the General Partner) required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of reducing such voting percentage unless such amendment is approved by the written consent or the affirmative vote of holders of Outstanding Units whose aggregate Outstanding Units constitute not less than the voting requirement sought to be reduced.

         (b) Notwithstanding the provisions of Sections 13.1 and 13.2, no amendment to this Agreement may (i) enlarge the obligations of any Limited Partner without its consent, unless such shall be deemed to have occurred as a result of an amendment approved pursuant to Section 13.3(c), (ii) enlarge the obligations of, restrict in any way any action by or rights of, or reduce in any way the amounts distributable, reimbursable or otherwise payable to, the General Partner or any of its Affiliates without its consent, which consent may be given or withheld in its sole discretion, (iii) change Section 12.1(a) or 12.1(c), or
(iv) change the term of the Partnership or, except as set forth in Section 12.1(c), give any Person the right to dissolve the Partnership.

         (c) Except as provided in Section 14.3, and except as otherwise provided, and without limitation of the General Partner's authority to adopt amendments to this Agreement as contemplated in Section 13.1, any amendment that would have a material adverse effect on the rights or preferences of any class of Partnership Interests in relation to other classes of Partnership Interests must be approved by the holders of not less than a majority of the Outstanding Partnership Interests of the class affected.

         (d) Notwithstanding any other provision of this Agreement, except for amendments pursuant to Section 13.1 and except as otherwise provided by Section 14.3(b), no amendments shall become effective without the approval of the holders of at least 90% of the Outstanding Common Units and Subordinated Units voting as a single class unless the Partnership obtains an Opinion of Counsel to the effect that such amendment will not affect the limited liability of any Limited Partner under applicable law.

         (e) Except as provided in Section 13.1, this Section 13.3 shall only be amended with the approval of the holders of at least 90% of the Outstanding Units.

SECTION 13.4 Special Meetings.

         All acts of Limited Partners to be taken pursuant to this Agreement shall be taken in the manner provided in this Article XIII. Special meetings of the Limited Partners may be called by the General Partner or by Limited Partners owning 20% or more of the Outstanding Limited Partner Interests of the class or classes for which a meeting is proposed. Limited Partners shall call a special meeting by delivering to the General Partner one or more requests in writing stating that the signing Limited Partners wish to call a special meeting and indicating the general or specific purposes for which the special meeting is to be called. Within 60 days after receipt of such a call from Limited Partners or within such greater time as may be reasonably necessary for the Partnership to comply with any statutes, rules, regulations, listing agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, the General Partner shall send a notice of the meeting to the Limited Partners either directly or indirectly through the Transfer Agent. A meeting shall be held at a time and place determined by the General Partner on a date not less than 10 days nor more than 60 days after the mailing of notice of the meeting. Limited Partners shall not vote on matters that would cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners' limited liability under the Delaware Act or the law of any other state in which the Partnership is qualified to do business.

SECTION 13.5 Notice of a Meeting.

         Notice of a meeting called pursuant to Section 13.4 shall be given to the Record Holders of the class or classes of Limited Partner Interests for which a meeting is proposed in writing by mail or other means of written communication in accordance with Section 16.1. The notice shall be deemed to have been given at the time when deposited in the mail or sent by other means of written communication.

SECTION 13.6 Record Date.

         For purposes of determining the Limited Partners entitled to notice of or to vote at a meeting of the Limited Partners or to give approvals without a meeting as provided in Section 13.11 the General Partner may set a Record Date, which shall not be less than 10 nor more than 60 days before (a) the date of the meeting (unless such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Limited Partner Interests are listed for trading, in which case the rule, regulation, guideline or requirement of such exchange shall govern) or (b) in the event that approvals are sought without a meeting, the date by which Limited Partners are requested in writing by the General Partner to give such approvals.

SECTION 13.7 Adjournment.

         When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 45 days. At the adjourned meeting, the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article XIII.

SECTION 13.8 Waiver of Notice; Approval of Meeting; Approval of Minutes.

         The transactions of any meeting of Limited Partners, however called and noticed, and whenever held, shall be as valid as if it had occurred at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, Limited Partners representing such quorum who were present in person or by proxy and entitled to vote, sign a written waiver of notice or an approval of the holding of the meeting or an approval of the minutes thereof. All waivers and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a Limited Partner at a meeting shall constitute a waiver of notice of the meeting, except when the Limited Partner does not approve, at the beginning of the meeting, of the transaction of any business because the meeting is not lawfully called or convened; and except that attendance at a meeting is not a waiver of any right to disapprove the consideration of matters required to be included in the notice of the meeting, but not so included, if the disapproval is expressly made at the meeting.

SECTION 13.9 Quorum.

         The holders of a majority of the Outstanding Limited Partner Interests of the class or classes for which a meeting has been called (including Limited Partner Interests deemed owned by the General Partner) represented in person or by proxy shall constitute a quorum at a meeting of Limited Partners of such class or classes unless any such action by the Limited Partners requires approval by holders of a greater percentage of such Limited Partner Interests, in which case the quorum shall be such greater percentage. At any meeting of the Limited Partners duly called and held in accordance with this Agreement at which a quorum is present, the act of Limited Partners holding Outstanding Limited Partner Interests that in the aggregate represent a majority of the Outstanding Limited Partner Interests entitled to vote and be present in person or by proxy at such meeting shall be deemed to constitute the act of all Limited Partners, unless a greater or different percentage is required with respect to such action under the provisions of this Agreement, in which case the act of the Limited Partners holding Outstanding Limited Partner Interests that in the aggregate represent at least such greater or different percentage shall be required. The Limited Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Limited Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Outstanding Limited Partner Interests specified in this Agreement (including Limited Partner Interests deemed owned by the General Partner). In the absence of a quorum any meeting of Limited Partners may be adjourned from time to time by the affirmative vote of holders of at least a majority of the Outstanding Limited Partner Interests entitled to vote at such meeting (including Limited Partner Interests deemed owned by the General Partner) represented either in person or by proxy, but no other business may be transacted, except as provided in Section 13.7.

SECTION 13.10 Conduct of a Meeting.

         The General Partner shall have full power and authority concerning the manner of conducting any meeting of the Limited Partners or solicitation of approvals in writing, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of Section 13.4, the conduct of voting, the validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The General Partner shall designate a Person to serve as chairman of any meeting and shall further designate a Person to take the minutes of any meeting. All minutes shall be kept with the records of the Partnership maintained by the General Partner. The General Partner may make such other regulations consistent with applicable law and this Agreement as it may deem advisable concerning the conduct of any meeting of the Limited Partners or solicitation of approvals in writing, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes and approvals, the submission and examination of proxies and other evidence of the right to vote, and the revocation of approvals in writing.

SECTION 13.11 Action Without a Meeting.

         If authorized by the General Partner, any action that may be taken at a meeting of the Limited Partners may be taken without a meeting if an approval in writing setting forth the action so taken is signed by Limited Partners owning not less than the minimum percentage of the Outstanding Limited Partner Interests (including Limited Partner Interests deemed owned by the General Partner) that would be necessary to authorize or take such action at a meeting at which all the Limited Partners entitled to vote thereon were present and voted (unless such provision conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Limited Partner Interests are listed for trading, in which case the rule, regulation, guideline or requirement of such exchange shall govern). Prompt notice of the taking of action without a meeting shall be given to the Limited Partners who have not approved in writing. The General Partner may specify that any written ballot submitted to Limited Partners for the purpose of taking any action without a meeting shall be returned to the Partnership within the time period, which shall be not less than 20 days, specified by the General Partner. If a ballot returned to the Partnership does not vote all of the Limited Partner Interests held by the Limited Partners the Partnership shall be deemed to have failed to receive a ballot for the Limited Partner Interests that were not voted. If approval of the taking of any action by the Limited Partners is solicited by any Person other than by or on behalf of the General Partner, the written approvals shall have no force and effect unless and until (a) they are deposited with the Partnership in care of the General Partner, (b) approvals sufficient to take the action proposed are dated as of a date not more than 90 days prior to the date sufficient approvals are deposited with the Partnership and (c) an Opinion of Counsel is delivered to the General Partner to the effect that the exercise of such right and the action proposed to be taken with respect to any particular matter (i) will not cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners' limited liability, (ii) will not jeopardize the status of the Partnership as a partnership under applicable tax laws and regulations and (iii) is otherwise permissible under the state statutes then governing the rights, duties and liabilities of the Partnership and the Partners.

SECTION 13.12     Voting and Other Rights.

         (a) Only those Record Holders of the Limited Partner Interests on the Record Date set pursuant to Section 13.6 (and also subject to the limitations contained in the definition of "Outstanding") shall be entitled to notice of, and to vote at, a meeting of Limited Partners or to act with respect to matters as to which the holders of the Outstanding Limited Partner Interests have the right to vote or to act. All references in this Agreement to votes of, or other acts that may be taken by, the Outstanding Limited Partner Interests shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding Limited Partner Interests.

         (b) With respect to Limited Partner Interests that are held for a Person's account by another Person (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), in whose name such Limited Partner Interests are registered, such other Person shall, in exercising the voting rights in respect of such Limited Partner Interests on any matter, and unless the arrangement between such Persons provides otherwise, vote such Limited Partner Interests in favor of, and at the direction of, the Person who is the beneficial owner, and the Partnership shall be entitled to assume it is so acting without further inquiry. The provisions of this Section 13.12(b) (as well as all other provisions of this Agreement) are subject to the provisions of Section 4.3.

         (c) With respect to any vote or act that may be taken by the Record Holders of any Outstanding Units or Deferred Participation Units as specified in this Agreement, each Outstanding Unit and Deferred Participation Unit that is permitted to vote shall be entitled to one vote per that Outstanding Unit or Deferred Participation Unit, as applicable.

                                  ARTICLE XIV
                                     MERGER

SECTION 14.1 Authority.

         The Partnership may merge or consolidate with one or more corporations, limited liability companies, business trusts or associations, real estate investment trusts, common law trusts or unincorporated businesses, including a general partnership or limited partnership, formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written agreement of merger or consolidation ("Merger Agreement") in accordance with this Article XIV.

SECTION 14.2 Procedure for Merger or Consolidation.

         Merger or consolidation of the Partnership pursuant to this Article XIV requires the prior approval of the General Partner. If the General Partner shall determine, in the exercise of its discretion, to consent to the merger or consolidation, the General Partner shall approve the Merger Agreement, which shall set forth:

         (a) The names and jurisdictions of formation or organization of each of the business entities proposing to merge or consolidate;

         (b) The name and jurisdiction of formation or organization of the business entity that is to survive the proposed merger or consolidation (the "Surviving Business Entity");

         (c) The terms and conditions of the proposed merger or consolidation;

         (d) The manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity; and (i) if any general or limited partner interests, securities or rights of any constituent business entity are not to be exchanged or converted solely for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity, the cash, property or general or limited partner interests, rights, securities or obligations of any limited partnership, corporation, trust or other entity (other than the Surviving Business Entity) which the holders of such general or limited partner interests, securities or rights are to receive in exchange for, or upon conversion of their general or limited partner interests, securities or rights, and (ii) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity or any general or limited partnership, corporation, trust or other entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

         (e) A statement of any changes in the constituent documents or the adoption of new constituent documents (the articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger or consolidation;

         (f) The effective time of the merger, which may be the date of the filing of the certificate of merger pursuant to Section 14.4 or a later date specified in or determinable in accordance with the Merger Agreement (provided, that if the effective time of the merger is to be later than the date of the filing of the certificate of merger, the effective time shall be fixed no later than the time of the filing of the certificate of merger and stated therein); and

         (g) Such other provisions with respect to the proposed merger or consolidation as are deemed necessary or appropriate by the General Partner.

SECTION 14.3 Approval by Limited Partners of Merger or Consolidation.

         (a) Except as provided in Section 14.3(d), the General Partner, upon its approval of the Merger Agreement, shall direct that the Merger Agreement be submitted to a vote of Unitholders, whether at a special meeting or by written consent, in either case in accordance with the requirements of Article XIII. A copy or a summary of the Merger Agreement shall be included in or enclosed with the notice of a special meeting or the written consent.

         (b) Except as provided in Section 14.3(d), the Merger Agreement shall be approved upon receiving the affirmative vote or consent of the holders of a Unit Majority unless the Merger Agreement contains any provision that, if contained in an amendment to this Agreement, the provisions of this Agreement or the Delaware Act would require for its approval the vote or consent of a greater percentage of the Unitholders or of any class of Limited Partners, in which case such greater percentage vote or consent shall be required for approval of the Merger Agreement.

         (c) Except as provided in Section 14.3(d), after such approval by vote or consent of the Unitholders or of any class of Limited Partners, as applicable, and at any time prior to the filing of the certificate of merger pursuant to Section 14.4, the merger or consolidation may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement.

         (d) Notwithstanding anything else contained in this Article XIV or in this Agreement, the General Partner is permitted, in its discretion, without Limited Partner approval, to merge the Partnership or any Group Member into, or convey all of the Partnership's assets to, another limited liability entity which shall be newly formed and shall have no assets, liabilities or operations at the time of such Merger other than those it receives from the Partnership or other Group Member if (i) the General Partner has received an Opinion of Counsel that the merger or conveyance, as the case may be, would not result in the loss of the limited liability of any Limited Partner or any partner in the Operating Partnership or cause the Partnership or Operating Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not previously treated as such),
(ii) the sole purpose of such merger or conveyance is to effect a mere change in the legal form of the Partnership into another limited liability entity and
(iii) the governing instruments of the new entity provide the Limited Partners and the General Partner with the same rights and obligations as are herein contained.

SECTION 14.4 Certificate of Merger.

         Upon the required approval by the General Partner and the Unitholders of a Merger Agreement, a certificate of merger shall be executed and filed with the Secretary of State of the State of Delaware in conformity with the requirements of the Delaware Act.

SECTION 14.5 Effect of Merger.

         (a) At the effective time of the certificate of merger:

                  (i) all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities, shall be vested in the Surviving Business Entity and after the merger or consolidation shall be the property of the Surviving Business Entity to the extent they were of each constituent business entity;

                  (ii) the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger or consolidation;

                  (iii) all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

                  (iv) all debts, liabilities and duties of those constituent business entities shall attach to the Surviving Business Entity and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

         (b) A merger or consolidation effected pursuant to this Article shall not be deemed to result in a transfer or assignment of assets or liabilities from one entity to another.

                                   ARTICLE XV
                   RIGHT TO ACQUIRE LIMITED PARTNER INTERESTS

SECTION 15.1 Right to Acquire Limited Partner Interests.

         (a) Notwithstanding any other provision of this Agreement, if at any time not more than 20% of the total Limited Partner Interests of any class then Outstanding is held by Persons other than the General Partner and its Affiliates, the General Partner shall then have the right, which right it may assign and transfer, in whole or in part, to the Partnership or any Affiliate of the General Partner or their direct or indirect beneficial owners , exercisable in its sole discretion, to purchase all, but not less than all, of such Limited Partner Interests of such class then Outstanding held by Persons other than the General Partner and its Affiliates, at the greater of (x) the Current Market Price as of the date three days prior to the date that the notice described in
Section 15.1(b) is mailed and (y) the highest cash price paid by the General Partner or any of its Affiliates for any such Limited Partner Interest of such class purchased during the 90-day period preceding the date that the notice described in Section 15.1(b) is mailed.

         (b) If the General Partner, any Affiliate of the General Partner or the Partnership elects to exercise the right to purchase Limited Partner Interests granted pursuant to Section 15.1(a), the General Partner shall deliver to the Transfer Agent notice of such election to purchase (the "Notice of Election to Purchase") and shall cause the Transfer Agent to mail a copy of such Notice of Election to Purchase to the Record Holders of Limited Partner Interests of such class (as of a Record Date selected by the General Partner) at least 10, but not more than 60, days prior to the Purchase Date. Such Notice of Election to Purchase shall also be published for a period of at least three consecutive days in at least two daily newspapers of general circulation printed in the English language and published in the Borough of Manhattan, New York. The Notice of Election to Purchase shall specify the Purchase Date and the price (determined in accordance with Section 15.1(a)) at which Limited Partner Interests will be purchased and state that the General Partner, its Affiliate or the Partnership, as the case may be, elects to purchase such Limited Partner Interests, upon surrender of Certificates representing such Limited Partner Interests in exchange for payment, at such office or offices of the Transfer Agent as the Transfer Agent may specify, or as may be required by any National Securities Exchange on which such Limited Partner Interests are listed or admitted to trading. Any such Notice of Election to Purchase mailed to a Record Holder of Limited Partner Interests at his address as reflected in the records of the Transfer Agent shall be conclusively presumed to have been given regardless of whether the owner receives such notice. On or prior to the Purchase Date, the General Partner, its Affiliate or the Partnership, as the case may be, shall deposit with the Transfer Agent cash in an amount sufficient to pay the aggregate purchase price of all of such Limited Partner Interests to be purchased in accordance with this Section 15.1. If the Notice of Election to Purchase shall have been duly given as aforesaid at least 10 days prior to the Purchase Date, and if on or prior to the Purchase Date the deposit described in the preceding sentence has been made for the benefit of the holders of Limited Partner Interests subject to purchase as provided herein, then from and after the Purchase Date, notwithstanding that any Certificate shall not have been surrendered for purchase, all rights of the holders of such Limited Partner Interests (including any rights pursuant to Articles IV, V, VI, and XII) shall thereupon cease, except the right to receive the purchase price (determined in accordance with Section 15.1(a)) for their Limited Partner Interests, without interest, upon surrender to the Transfer Agent of the Certificates representing such Limited Partner Interests, and such Limited Partner Interests shall thereupon be deemed to be transferred to the General Partner, its Affiliate or the Partnership, as the case may be, on the record books of the Transfer Agent and the Partnership, and the General Partner or any Affiliate of the General Partner, or the Partnership, as the case may be, shall be deemed to be the owner of all such Limited Partner Interests from and after the Purchase Date and shall have all rights as the owner of such Limited Partner Interests (including all rights as owner of such Limited Partner Interests pursuant to Articles IV, V, VI and XII).

         (c) At any time from and after the Purchase Date, a holder of an Outstanding Limited Partner Interest subject to purchase as provided in this
Section 15.1 may surrender his Certificate evidencing such Limited Partner Interest to the Transfer Agent in exchange for payment of the amount described in Section 15.1(a), therefor, without interest thereon.

                                  ARTICLE XVI
                               GENERAL PROVISIONS

SECTION 16.1 Addresses and Notices.

         Any notice, demand, request, report or proxy materials required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address described below. Any notice, payment or report to be given or made to a Partner or Assignee hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment shall be deemed conclusively to have been fully satisfied, upon sending of such notice, payment or report to the Record Holder of such Partnership Securities at his address as shown on the records of the Transfer Agent or as otherwise shown on the records of the Partnership, regardless of any claim of any Person who may have an interest in such Partnership Securities by reason of any assignment or otherwise. An affidavit or certificate of making of any notice, payment or report in accordance with the provisions of this Section 16.1 executed by the General Partner, the Transfer Agent or the mailing organization shall be prima facie evidence of the giving or making of such notice, payment or report. If any notice, payment or report addressed to a Record Holder at the address of such Record Holder appearing on the books and records of the Transfer Agent or the Partnership is returned by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, such notice, payment or report and any subsequent notices, payments and reports shall be deemed to have been duly given or made without further mailing (until such time as such Record Holder or another Person notifies the Transfer Agent or the Partnership of a change in his address) if they are available for the Partner or Assignee at the principal office of the Partnership for a period of one year from the date of the giving or making of such notice, payment or report to the other Partners and Assignees. Any notice to the Partnership shall be deemed given if received by the General Partner at the principal office of the Partnership designated pursuant to Section 2.3. The General Partner may rely and shall be protected in relying on any notice or other document from a Partner, Assignee or other Person if believed by it to be genuine.

SECTION 16.2 Further Action.

         The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 16.3 Binding Effect.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

SECTION 16.4 Integration.

         This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

SECTION 16.5 Creditors.

         None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

SECTION 16.6 Waiver.

         No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 16.7 Counterparts.

         This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or, in the case of a Person acquiring a Unit, upon accepting the certificate evidencing such Unit or executing and delivering a Transfer Application as herein described, independently of the signature of any other party.

SECTION 16.8 Applicable Law.

         This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

SECTION 16.9 Invalidity of Provisions.

         If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

SECTION 16.10 Consent of Partners.

         Each Partner hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or consent of less than all of the Partners, such action may be so taken upon the concurrence of less than all of the Partners and each Partner shall be bound by the results of such action.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                        GENERAL PARTNER:

                                        ATLAS NATURAL RESOURCES GP, LLC

                                        By:
                                              ----------------------------------
                                              Michael L. Staines
                                              President, Chief Operating Officer
                                                 and Secretary

                                        LIMITED PARTNERS:

                                        All Limited Partners now and hereafter
                                        admitted as Limited Partners of the
                                        Partnership, pursuant to powers of
                                        attorney now and hereafter executed in
                                        favor of, and granted and delivered to
                                        the General Partner.

                                        By:   ATLAS NATURAL RESOURCES GP, LLC

                                        By:
                                              ----------------------------------
                                              Michael L. Staines
                                              President, Chief Operating Officer
                                                 and Secretary

                                    EXHIBIT A
                  to the Second Amended and Restated Agreement
                            of Limited Partnership of
                          Atlas Natural Resources, L.P.

                       Certificate Evidencing Common Units
                    Representing Limited Partner Interests in
                          Atlas Natural Resources, L.P.

No.  __________                                          __________ Common Units

         In accordance with Section 4.1 of the Second Amended and Restated Agreement of Limited Partnership of Atlas Natural Resources, L.P., as amended, supplemented or restated from time to time (the "Partnership Agreement"), Atlas Natural Resources, L.P., a Delaware limited partnership (the "Partnership"), hereby certifies that ___________________ (the "Holder") is the registered owner of ________ Common Units representing limited partner interests in the Partnership (the "Common Units") transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accompanied by a properly executed application for transfer of the Common Units represented by this Certificate. The rights, preferences and limitations of the Common Units are set forth in, and this Certificate and the Common Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Partnership Agreement. Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at 113 S. Gillette Avenue, Gillette, Wyoming 82716. Capitalized terms used herein but not defined shall have the meanings given them in the Partnership Agreement.

         The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner, (ii) agreed to comply with and be bound by and to have executed the Partnership Agreement,
(iii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (iv) granted the powers of attorney provided for in the Partnership Agreement and (v) made the waivers and given the consents and approvals contained, or authorized from time to time, in the Partnership Agreement.



                                     C-A-1

         This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent and Registrar.

Dated: _______________                     Atlas Natural Resources, L.P.

Countersigned and Registered by:           By:  Atlas Natural Resources GP, LLC,
                                                its General Partner
                                           By:
-------------------------------               ----------------------------------

as Transfer Agent and Registrar            Name
                                                --------------------------------
By:                                        Title:
   ----------------------------                   ------------------------------
       Authorized Signature


                                     C-A-2

                            [Reverse of Certificate]

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

TEN COM -  as tenants in common      UNIF GIFT/TRANSFERS MIN ACT

TEN ENT -  as tenants by the         ______________   Custodian   ________
           entireties                     (Cust)                     (Minor)

JT TEN  -  as joint tenants with     under Uniform Gifts/Transfers to Minors Act
           right of survivorship              __________________________
           and not as tenants                                   (State)

             Additional abbreviations, though not in the above list, may also be used.


                                     C-A-3

                           ASSIGNMENT OF COMMON UNITS
                                       in
                          ATLAS NATURAL RESOURCES, L.P.
                       IMPORTANT NOTICE REGARDING INVESTOR
               RESPONSIBILITIES DUE TO TAX SHELTER STATUS OF ATLAS
                             NATURAL RESOURCES, L.P.

         You have acquired an interest in Atlas Natural Resources, L.P., 113 S. Gillette Avenue, Gillette, Wyoming 82716, whose taxpayer identification number is 23-3011077. The Internal Revenue Service has issued Atlas Natural Resources, L.P. the following tax shelter registration number: 99344000008.

         YOU MUST REPORT THIS REGISTRATION NUMBER TO THE INTERNAL REVENUE SERVICE IF YOU CLAIM ANY DEDUCTION, LOSS, CREDIT OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN ATLAS NATURAL RESOURCES, L.P.

         You must report the registration number as well as the name and taxpayer identification number of Atlas Natural Resources, L.P. on Form 8271. FORM 8271 MUST BE ATTACHED TO THE RETURN ON WHICH YOU CLAIM THE DEDUCTION, LOSS, CREDIT OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN ATLAS NATURAL RESOURCES, L.P.

         If you transfer your interest in Atlas Natural Resources, L.P. to another person, you are required by the Internal Revenue Service to keep a list containing (a) that person's name, address and taxpayer identification number,
(b) the date on which you transferred the interest and (c) the name, address and tax shelter registration number of Atlas Natural Resources, L.P. If you do not want to keep such a list, you must (1) send the information specified above to the Partnership, which will keep the list for this tax shelter, and (2) give a copy of this notice to the person to whom you transfer your interest. Your failure to comply with any of the above-described responsibilities could result in the imposition of a penalty under Section 6707(b) or 6708(a) of the Internal Revenue Code of 1986, as amended, unless such failure is shown to be due to reasonable cause.

         ISSUANCE OF A REGISTRATION NUMBER DOES NOT INDICATE THAT THIS INVESTMENT OR THE CLAIMED TAX BENEFITS HAVE BEEN REVIEWED, EXAMINED OR APPROVED BY THE INTERNAL REVENUE SERVICE.


                                     C-A-4

         FOR VALUE RECEIVED, _______________________________ hereby assigns, conveys, sells and transfers unto

-----------------------------           ----------------------------------------
(Please print or typewrite                 (Please insert Social Security
name and address of Assignee)           or other identifying number of Assignee)


________________ Common Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint ________________ as its attorney-in-fact with full power of substitution to transfer the same on the books of Atlas Natural Resources, L.P.

Date:    __________________             NOTE: The signature to any endorsement
                                        hereon must correspond with the name as
                                        written upon the face of this
                                        Certificate in every particular, without alteration, enlargement or change.


SIGNATURE(S) MUST BE GUARANTEED BY A MEMBER      _______________________________
FIRM OF THE NATIONAL ASSOCIATION OF                         (Signature)
SECURITIES DEALERS, INC. OR

BY A COMMERCIAL BANK OR TRUST COMPANY            _______________________________
                                                            (Signature)

SIGNATURE(S) GUARANTEED

         No transfer of the Common Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Common Units to be transferred is surrendered for registration or transfer and an Application for Transfer of Common Units has been executed by a transferee either (a) on the form set forth below or (b) on a separate application that the Partnership will furnish on request without charge. A transferor of the Common Units shall have no duty to the transferee with respect to execution of the transfer application in order for such transferee to obtain registration of the transfer of the Common Units.


                                     C-A-5

                    APPLICATION FOR TRANSFER OF COMMON UNITS

         The undersigned ("Assignee") hereby applies for transfer to the name of the Assignee of the Common Units evidenced hereby.

         The Assignee (a) requests admission as a Substituted Limited Partner and agrees to comply with and be bound by, and hereby executes, the Second Amended and Restated Agreement of Limited Partnership of Atlas Natural Resources, L.P. (the "Partnership"), as amended, supplemented or restated to the date hereof (the "Partnership Agreement"), (b) represents and warrants that the Assignee has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints the General Partner of the Partnership and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Assignee's attorney-in-fact to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Assignee's admission as a Substituted Limited Partner and as a party to the Partnership Agreement, (d) gives the powers of attorney provided for in the Partnership Agreement, and (e) makes the waivers and gives the consents and approvals contained, or authorized from time to time, in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.

Date: ______________



----------------------------------------------      ----------------------------
Social Security or other identifying number of          Signature of Assignee
                 Assignee

----------------------------------------------      ----------------------------
Purchase Price including commissions, if any        Name and Address of Assignee


Type of Entity (check one):
[X] Individual                   [X] Partnership             [X] Corporation
[X] Trust                        [X] Other (specify) ___________________________


Nationality (check one):
[X] U.S.  Citizen, Resident or Domestic Entity
[X] Foreign Corporation          [X] Non-resident Alien


                                     C-A-6

         If the U.S. Citizen, Resident or Domestic Entity box is checked, the following certification must be completed.

         Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the "Code"), the Partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person. To inform the Partnership that no withholding is required with respect to the undersigned interestholder's interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the interestholder).

Complete Either A or B:

A.       Individual Interestholder

         1. I am not a non-resident alien for purposes of U.S. income taxation.

         2. My U.S. taxpayer identification number (Social Security Number) is
_________.

3.       My home address is _________________________________.

B.       Partnership, Corporation or Other Interestholder

         1. ___________________ (name of Interestholder) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).

         2. The interestholder's U.S. employer identification number is
________________ .

         3. The interestholder's office address and place of incorporation (if applicable) is __________.

         The interestholder agrees to notify the Partnership within sixty (60) days of the date the interestholder becomes a foreign person.

         The interestholder understands that this certificate may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of:


                             ----------------------
                             Name of Interestholder


                             ----------------------
                               Signature and Date


                             ----------------------
                              Title (if applicable)


                                     C-A-7

         Note: If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any person for whom the Assignee will hold the Common Units shall be made to the best of the Assignee's knowledge.


                                     C-A-8

                                    EXHIBIT B
                  to the Second Amended and Restated Agreement
                            of Limited Partnership of
                          Atlas Natural Resources, L.P.

                    Certificate Evidencing Subordinated Units
                    Representing Limited Partner Interests in
                          Atlas Natural Resources, L.P.

No.  __________                                    __________ Subordinated Units

         In accordance with Section 4.1 of the Second Amended and Restated Agreement of Limited Partnership of Atlas Natural Resources, L.P., as amended, supplemented or restated from time to time (the "Partnership Agreement"), Atlas Natural Resources, L.P., a Delaware limited partnership (the "Partnership"), hereby certifies that ___________________ (the "Holder") is the registered owner of ________ Subordinated Units representing limited partner interests in the Partnership (the "Subordinated Units") transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accompanied by a properly executed application for transfer of the Subordinated Units represented by this Certificate. The rights, preferences and limitations of the Subordinated Units are set forth in, and this Certificate and the Subordinated Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Partnership Agreement. Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at 113 S. Gillette Avenue, Gillette, Wyoming 82716. Capitalized terms used herein but not defined shall have the meanings given them in the Partnership Agreement.

         The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner, (ii) agreed to comply with and be bound by and to have executed the Partnership Agreement,
(iii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (iv) granted the powers of attorney provided for in the Partnership Agreement and (v) made the waivers and given the consents and approvals contained, or authorized from time to time, in the Partnership Agreement.



                                     C-B-1

Dated: ___________________

                                       Atlas Natural Resources, L.P.

                                       By:      Atlas Natural Resources GP, LLC,
                                                its General Partner

                                       By:      _______________________________
                                       Name:    _______________________________
                                                President

                                       By:      _______________________________
                                       Name:    _______________________________
                                                Secretary




                                     C-B-2

                            [Reverse of Certificate]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BEFORE THIS SECURITY IS OFFERED, SOLD OR OTHERWISE TRANSFERRED, THE PARTNERSHIP, MAY REQUIRE THE HOLDER OF THIS SECURITY TO DELIVER A WRITTEN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION THAT IT REASONABLY REQUIRES TO CONFIRM THAT SUCH PROPOSED OFFER, SALE OR TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

TEN COM -  as tenants in common      UNIF GIFT/TRANSFERS MIN ACT

TEN ENT -  as tenants by the         ________________  Custodian  ______________
           entireties                     (Cust)                     (Minor)

JT TEN  -  as joint tenants with     under Uniform Gifts/Transfers to Minors Act
           right of survivorship           ___________________________
           and not as tenants                          (State)

           Additional abbreviations, though not in the above list, may also be used.


                                     C-B-3

                        ASSIGNMENT OF SUBORDINATED UNITS
                                       in
                          ATLAS NATURAL RESOURCES, L.P.
                       IMPORTANT NOTICE REGARDING INVESTOR
               RESPONSIBILITIES DUE TO TAX SHELTER STATUS OF ATLAS
                             NATURAL RESOURCES, L.P.

         You have acquired an interest in Atlas Natural Resources, L.P., 113 S. Gillette Avenue, Gillette, Wyoming 82716, whose taxpayer identification number is 23-3011077. The Internal Revenue Service has issued Atlas Natural Resources, L.P. the following tax shelter registration number: 99344000008.

         YOU MUST REPORT THIS REGISTRATION NUMBER TO THE INTERNAL REVENUE SERVICE IF YOU CLAIM ANY DEDUCTION, LOSS, CREDIT OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN ATLAS NATURAL RESOURCES, L.P.

         You must report the registration number as well as the name and taxpayer identification number of Atlas Natural Resources, L.P. on Form 8271. FORM 8271 MUST BE ATTACHED TO THE RETURN ON WHICH YOU CLAIM THE DEDUCTION, LOSS, CREDIT OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN ATLAS NATURAL RESOURCES, L.P.

         If you transfer your interest in Atlas Natural Resources, L.P. to another person, you are required by the Internal Revenue Service to keep a list containing (a) that person's name, address and taxpayer identification number,
(b) the date on which you transferred the interest and (c) the name, address and tax shelter registration number of Atlas Natural Resources, L.P. If you do not want to keep such a list, you must (1) send the information specified above to the Partnership, which will keep the list for this tax shelter, and (2) give a copy of this notice to the person to whom you transfer your interest. Your failure to comply with any of the above-described responsibilities could result in the imposition of a penalty under Section 6707(b) or 6708(a) of the Internal Revenue Code of 1986, as amended, unless such failure is shown to be due to reasonable cause.

         ISSUANCE OF A REGISTRATION NUMBER DOES NOT INDICATE THAT THIS INVESTMENT OR THE CLAIMED TAX BENEFITS HAVE BEEN REVIEWED, EXAMINED OR APPROVED BY THE INTERNAL REVENUE SERVICE.


                                     C-B-4

         FOR VALUE RECEIVED, _______________________________ hereby assigns, conveys, sells and transfers unto

-------------------------------         ----------------------------------------
(Please print or typewrite name              (Please insert Social Security
    and address of Assignee)            or other identifying number of Assignee)

________________ Subordinated Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint ________________ as its attorney-in-fact with full power of substitution to transfer the same on the books of Atlas Natural Resources, L.P.


Date:    __________________             NOTE: The signature to any endorsement
                                        hereon must correspond with the name as
                                        written upon the face of this
                                        Certificate in every particular, without alteration, enlargement or change.

SIGNATURE(S) MUST BE GUARANTEED BY A MEMBER  ___________________________________
FIRM OF THE NATIONAL ASSOCIATION OF                     (Signature)
SECURITIES DEALERS, INC. OR (Signature)

BY A COMMERCIAL BANK OR TRUST COMPANY        ___________________________________
                                                        (Signature)

SIGNATURE(S) GUARANTEED

         No transfer of the Subordinated Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Subordinated Units to be transferred is surrendered for registration or transfer and an Application for Transfer of Subordinated Units has been executed by a transferee either (a) on the form set forth below or (b) on a separate application that the Partnership will furnish on request without charge. A transferor of the Subordinated Units shall have no duty to the transferee with respect to execution of the transfer application in order for such transferee to obtain registration of the transfer of the Subordinated Units.


                                     C-B-5

                 APPLICATION FOR TRANSFER OF SUBORDINATED UNITS

         The undersigned ("Assignee") hereby applies for transfer to the name of the Assignee of the Subordinated Units evidenced hereby.

         The Assignee (a) requests admission as a Substituted Limited Partner and agrees to comply with and be bound by, and hereby executes, the Second Amended and Restated Agreement of Limited Partnership of Atlas Natural Resources, L.P. (the "Partnership"), as amended, supplemented or restated to the date hereof (the "Partnership Agreement"), (b) represents and warrants that the Assignee has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints the General Partner of the Partnership and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Assignee's attorney-in-fact to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Assignee's admission as a Substituted Limited Partner and as a party to the Partnership Agreement, (d) gives the powers of attorney provided for in the Partnership Agreement, and (e) makes the waivers and gives the consents and approvals contained, or authorized from time to time, in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.

         The Assignee acknowledges that (a) the Subordinated Units evidenced hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state but have rather been issued in reliance on an exemption therefrom and, therefore, cannot be sold unless they are subsequently registered under the Securities Act and any applicable state securities laws or exemptions from registration thereunder are available, (b) only the Partnership can take action to register such Subordinated Units and that the Partnership is under no obligation and has no present plans to do so, (c) no authority, agency, commission, official, department, commission, board, bureau, agency or instrumentality of the United States, or any state, county, city or other political subdivision thereof, has made any finding or determination as to the fairness of an investment in such Subordinated Units, nor any recommendation or endorsement with respect thereto and (d) before any subsequent offers, sale or other transfer of such Subordinated Units, the Partnership, may require the Assignee to deliver a written opinion of counsel, certifications and/or other information that it reasonably requires to confirm that such proposed offer, sale or transfer is being made pursuant to an exemption from the registration requirements of the Securities Act.

Date:________________

----------------------------------------------      ----------------------------
Social Security or other identifying number of         Signature of Assignee
                    Assignee

----------------------------------------------      ----------------------------
Purchase Price including commissions, if any        Name and Address of Assignee


                                     C-B-6

Type of Entity (check one):
[X] Individual                   [X] Partnership             [X] Corporation
[X] Trust                        [X] Other (specify) ___________________________


Nationality (check one):
[X] U.S.  Citizen, Resident or Domestic Entity
[X] Foreign Corporation          [X] Non-resident Alien

         If the U.S. Citizen, Resident or Domestic Entity box is checked, the following certification must be completed.

         Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the "Code"), the Partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person. To inform the Partnership that no withholding is required with respect to the undersigned interestholder's interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the interestholder).

Complete Either A or B:

A.       Individual Interestholder

         4. I am not a non-resident alien for purposes of U.S. income taxation.

         5. My U.S. taxpayer identification number (Social Security Number) is
_________.

         6. My home address is _________________________________.

B.       Partnership, Corporation or Other Interestholder

         7. ___________________ (name of Interestholder) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).

         8. The interestholder's U.S. employer identification number is
_________________

         9. The interestholder's office address and place of incorporation (if applicable) is __________.

         The interestholder agrees to notify the Partnership within sixty (60) days of the date the interestholder becomes a foreign person.


                                     C-B-7

         The interestholder understands that this certificate may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of:

                             ----------------------
                             Name of Interestholder

                             ----------------------
                               Signature and Date

                             ----------------------
                              Title (if applicable)


         Note: If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any person for whom the Assignee will hold the Subordinated Units shall be made to the best of the Assignee's knowledge.


                                     C-B-8

                                    EXHIBIT C
                  to the Second Amended and Restated Agreement
                            of Limited Partnership of
                          Atlas Natural Resources, L.P.

               Certificate Evidencing Deferred Participation Units
                    Representing Limited Partner Interests in
                          Atlas Natural Resources, L.P.

No.  __________                          __________ Deferred Participation Units

         In accordance with Section 4.1 of the Second Amended and Restated Agreement of Limited Partnership of Atlas Natural Resources, L.P., as amended, supplemented or restated from time to time (the "Partnership Agreement"), Atlas Natural Resources, L.P., a Delaware limited partnership (the "Partnership"), hereby certifies that ___________________ (the "Holder") is the registered owner of ________ Deferred Participation Units representing limited partner interests in the Partnership (the "Deferred Participation Units") transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accompanied by a properly executed application for transfer of the Deferred Participation Units represented by this Certificate. The rights, preferences and limitations of the Deferred Participation Units are set forth in, and this Certificate and the Deferred Participation Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Partnership Agreement. Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at 113 S. Gillette Avenue, Gillette, Wyoming 82716. Capitalized terms used herein but not defined shall have the meanings given them in the Partnership Agreement.

         The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner, (ii) agreed to comply with and be bound by and to have executed the Partnership Agreement,
(iii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (iv) granted the powers of attorney provided for in the Partnership Agreement and (v) made the waivers and given the consents and approvals contained, or authorized from time to time, in the Partnership Agreement.




                                     C-C-1

Dated:_______________

                                      Atlas Natural Resources, L.P.

                                      By:  Atlas Natural Resources, GP, LLC,
                                           its General Partner

                                            By:    _____________________________
                                            Name:  _____________________________
                                                   President

                                            By:    _____________________________
                                            Name:  _____________________________
                                                   Secretary


                                     C-C-2

                            [Reverse of Certificate]


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BEFORE THIS SECURITY IS OFFERED, SOLD OR OTHERWISE TRANSFERRED, THE PARTNERSHIP, MAY REQUIRE THE HOLDER OF THIS SECURITY TO DELIVER A WRITTEN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION THAT IT REASONABLY REQUIRES TO CONFIRM THAT SUCH PROPOSED OFFER, SALE OR TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

TEN COM   -  as tenants in common    UNIF GIFT/TRANSFERS MIN ACT

TEN ENT   -  as tenants by the       ________________   Custodian  _____________
             entireties                   (Cust)                      (Minor)

JT TEN    -  as joint tenants with   under Uniform Gifts/Transfers to Minors Act
             right of survivorship   ___________________________
             and not as tenants                (State)

             Additional abbreviations, though not in the above list, may also be used.


                                     C-C-3

                   ASSIGNMENT OF DEFERRED PARTICIPATION UNITS
                                       in
                          ATLAS NATURAL RESOURCES, L.P.
                       IMPORTANT NOTICE REGARDING INVESTOR
               RESPONSIBILITIES DUE TO TAX SHELTER STATUS OF ATLAS
                             NATURAL RESOURCES, L.P.

         You have acquired an interest in Atlas Natural Resources, L.P., 113 S. Gillette Avenue, Gillette, Wyoming 82716, whose taxpayer identification number is 23-3011077. The Internal Revenue Service has issued Atlas Natural Resources, L.P. the following tax shelter registration number: 99344000008.

         YOU MUST REPORT THIS REGISTRATION NUMBER TO THE INTERNAL REVENUE SERVICE IF YOU CLAIM ANY DEDUCTION, LOSS, CREDIT OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN ATLAS NATURAL RESOURCES, L.P.

         You must report the registration number as well as the name and taxpayer identification number of Atlas Natural Resources, L.P. on Form 8271. FORM 8271 MUST BE ATTACHED TO THE RETURN ON WHICH YOU CLAIM THE DEDUCTION, LOSS, CREDIT OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN ATLAS NATURAL RESOURCES, L.P.

         If you transfer your interest in Atlas Natural Resources, L.P. to another person, you are required by the Internal Revenue Service to keep a list containing (a) that person's name, address and taxpayer identification number,
(b) the date on which you transferred the interest and (c) the name, address and tax shelter registration number of Atlas Natural Resources, L.P. If you do not want to keep such a list, you must (1) send the information specified above to the Partnership, which will keep the list for this tax shelter, and (2) give a copy of this notice to the person to whom you transfer your interest. Your failure to comply with any of the above-described responsibilities could result in the imposition of a penalty under Section 6707(b) or 6708(a) of the Internal Revenue Code of 1986, as amended, unless such failure is shown to be due to reasonable cause.

         ISSUANCE OF A REGISTRATION NUMBER DOES NOT INDICATE THAT THIS INVESTMENT OR THE CLAIMED TAX BENEFITS HAVE BEEN REVIEWED, EXAMINED OR APPROVED BY THE INTERNAL REVENUE SERVICE.



                                     C-C-4

         FOR VALUE RECEIVED, _______________________________ hereby assigns, conveys, sells and transfers unto

-------------------------------     ---------------------------------------
(Please print or typewrite name     (Please insert Social Security or other
   and address of Assignee)             identifying number of Assignee)


________________ Deferred Participation Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint ________________ as its attorney-in-fact with full power of substitution to transfer the same on the books of Atlas Natural Resources, L.P.


Date: __________________                NOTE: The signature to any endorsement
                                        hereon must correspond with the name as
                                        written upon the face of this
                                        Certificate in every particular, without alteration, enlargement or change.

SIGNATURE(S) MUST BE GUARANTEED BY A MEMBER     ________________________________
FIRM OF THE NATIONAL ASSOCIATION OF                        (Signature)
SECURITIES DEALERS, INC. OR

BY A COMMERCIAL BANK OR TRUST COMPANY           ________________________________
                                                           (Signature)


SIGNATURE(S) GUARANTEED

         No transfer of the Deferred Participation Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Deferred Participation Units to be transferred is surrendered for registration or transfer and an Application for Transfer of Deferred Participation Units has been executed by a transferee either (a) on the form set forth below or (b) on a separate application that the Partnership will furnish on request without charge. A transferor of the Deferred Participation Units shall have no duty to the transferee with respect to execution of the transfer application in order for such transferee to obtain registration of the transfer of the Deferred Participation Units.


                                     C-C-5

            APPLICATION FOR TRANSFER OF DEFERRED PARTICIPATION UNITS

         The undersigned ("Assignee") hereby applies for transfer to the name of the Assignee of the Deferred Participation Units evidenced hereby.

         The Assignee (a) requests admission as a Substituted Limited Partner and agrees to comply with and be bound by, and hereby executes, the Second Amended and Restated Agreement of Limited Partnership of Atlas Natural Resources, L.P. (the "Partnership"), as amended, supplemented or restated to the date hereof (the "Partnership Agreement"), (b) represents and warrants that the Assignee has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints the General Partner of the Partnership and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Assignee's attorney-in-fact to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Assignee's admission as a Substituted Limited Partner and as a party to the Partnership Agreement, (d) gives the powers of attorney provided for in the Partnership Agreement, and (e) makes the waivers and gives the consents and approvals contained, or authorized from time to time, in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.

         The Assignee acknowledges that (a) the Deferred Participation Units evidenced hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state but have rather been issued in reliance on an exemption therefrom and, therefore, cannot be sold unless they are subsequently registered under the Securities Act and any applicable state securities laws or exemptions from registration thereunder are available, (b) only the Partnership can take action to register such Deferred Participation Units and that the Partnership is under no obligation and has no present plans to do so, (c) no authority, agency, commission, official, department, commission, board, bureau, agency or instrumentality of the United States, or any state, county, city or other political subdivision thereof, has made any finding or determination as to the fairness of an investment in such Deferred Participation Units, nor any recommendation or endorsement with respect thereto and (d) before any subsequent offers, sale or other transfer of such Deferred Participation Units, the Partnership, may require the Assignee to deliver a written opinion of counsel, certifications and/or other information that it reasonably requires to confirm that such proposed offer, sale or transfer is being made pursuant to an exemption from the registration requirements of the Securities Act.

Date:_____________


--------------------------------------------        ----------------------------
Social Security or other identifying number of         Signature of Assignee
                 Assignee

--------------------------------------------        ----------------------------
Purchase Price including commissions, if any        Name and Address of Assignee


                                     C-C-6

Type of Entity (check one):
[X] Individual                   [X] Partnership             [X] Corporation
[X] Trust                        [X] Other (specify) ___________________________


Nationality (check one):
[X] U.S.  Citizen, Resident or Domestic Entity
[X] Foreign Corporation          [X] Non-resident Alien

         If the U.S. Citizen, Resident or Domestic Entity box is checked, the following certification must be completed.

         Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the "Code"), the Partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person. To inform the Partnership that no withholding is required with respect to the undersigned interestholder's interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the interestholder).

Complete Either A or B:

A.       Individual Interestholder

         10. I am not a non-resident alien for purposes of U.S. income taxation.

         11. My U.S. taxpayer identification number (Social Security Number) is
_________.

         12. My home address is _________________________________.

B.       Partnership, Corporation or Other Interestholder

         13. ___________________ (name of Interestholder) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).

         14. The interestholder's U.S. employer identification number is
_________________

         15. The interestholder's office address and place of incorporation (if applicable) is __________.

         The interestholder agrees to notify the Partnership within sixty (60) days of the date the interestholder becomes a foreign person.

         The interestholder understands that this certificate may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.


                                     C-C-7

         Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of:

                      ------------------------------------
                             Name of Interestholder

                      -------------------------------------
                               Signature and Date

                      -------------------------------------
                              Title (if applicable)

         Note: If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any person for whom the Assignee will hold the Deferred Participation Units shall be made to the best of the Assignee's knowledge.



                                     C-C-8

                                TABLE OF CONTENTS

                                                                                                    Page
ARTICLE I   DEFINITIONS............................................................................  2

         SECTION 1.1   Definitions.................................................................  2

         SECTION 1.2   Construction................................................................  25

ARTICLE II  ORGANIZATION...........................................................................  26

         SECTION 2.1   Formation...................................................................  26

         SECTION 2.2   Name........................................................................  26

         SECTION 2.3   Registered Office; Registered Agent; Principal Office; Other Offices........  26

         SECTION 2.4   Purpose and Business........................................................  26

         SECTION 2.5   Powers......................................................................  27

         SECTION 2.6   Power of Attorney...........................................................  27

         SECTION 2.7   Term........................................................................  29

         SECTION 2.8   Title to Partnership Assets.................................................  29

ARTICLE III RIGHTS OF LIMITED PARTNERS.............................................................  29

         SECTION 3.1   Limitation of Liability.....................................................  29

         SECTION 3.2   Management of Business......................................................  29

         SECTION 3.3   Outside Activities of Limited Partners......................................  30

         SECTION 3.4   Rights of Limited Partners..................................................  30

ARTICLE IV  CERTIFICATES; RECORD HOLDERS; TRANSFER OF PARTNERSHIP INTERESTS; REDEMPTION OF
            PARTNERSHIP INTERESTS..................................................................  31

         SECTION 4.1   Certificates................................................................  31

         SECTION 4.2   Mutilated, Destroyed, Lost or Stolen Certificates...........................  32

         SECTION 4.3   Record Holders..............................................................  33

         SECTION 4.4   Transfer Generally..........................................................  33

         SECTION 4.5   Registration and Transfer of Limited Partner Interests......................  33

         SECTION 4.6   Transfer of the General Partner's General Partner Interest..................  35

         SECTION 4.7   Transfer of Incentive Distribution Rights...................................  35

         SECTION 4.8   Restrictions on Transfers...................................................  36

         SECTION 4.9   Citizenship Certificates; Non-citizen Assignees.............................  37

         SECTION 4.10  Redemption of Partnership Interests of Non-citizen Assignees................  38




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ARTICLE V   CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP INTERESTS.................................      39


         SECTION 5.1   Organizational Contributions.....................................................      39

         SECTION 5.2   Contributions by the General Partner, Its Affiliates and the Issuance of
                       General Partner Units............................................................      40

         SECTION 5.3   Contributions by Initial Limited Partners and Reimbursement of the
                       General Partner..................................................................      41

         SECTION 5.4   Contributions by the Contributors................................................      41

         SECTION 5.5   Interest and Withdrawal..........................................................      41

         SECTION 5.6   Capital Accounts.................................................................      41

         SECTION 5.7   Issuances of Additional Partnership Securities...................................      45

         SECTION 5.8   Limitations on Issuance of Additional Partnership Securities.....................      46

         SECTION 5.9   Conversion of Initial Subordinated Units.........................................      48

         SECTION 5.10  Conversion of Subordinated Units.................................................      48

         SECTION 5.11  Conversion of Deferred Participation Units.......................................      48

         SECTION 5.12  Limited Preemptive Right.........................................................      50

         SECTION 5.13  Splits and Combinations..........................................................      50

         SECTION 5.14  Fully Paid and Non-Assessable Nature of Limited Partner Interests................      51

ARTICLE VI  ALLOCATIONS AND DISTRIBUTIONS.............................................................        51

         SECTION 6.1   Allocations for Capital Account Purposes.........................................      51

         SECTION 6.2   Allocations for Tax Purposes.....................................................      59

         SECTION 6.3   Requirement and Characterization of Distributions; Distributions to
                       Record Holders...................................................................      61

         SECTION 6.4   Distributions of Available Cash from Operating Surplus...........................      62

         SECTION 6.5   Distributions of Available Cash from Capital Surplus.............................      64

         SECTION 6.6   Adjustment of Minimum Quarterly Distribution, Target Distribution Levels
                       and Deferred Target Distribution Levels..........................................      65

         SECTION 6.7   Special Provisions Relating to the Holders of Subordinated Units.................      65

         SECTION 6.8   Special Provisions Relating to the Holders of Deferred Participation Units.......      66
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         SECTION 6.9   Special Provisions Relating to the Holders of Incentive Distribution
                       Rights...........................................................................      67

         SECTION 6.10  Entity-Level Taxation............................................................      67

ARTICLE VII  MANAGEMENT AND OPERATION OF BUSINESS......................................................       68

         SECTION 7.1   Management.......................................................................      68

         SECTION 7.2   Certificate of Limited Partnership...............................................      70

         SECTION 7.3   Restrictions on General Partner's Authority......................................      70

         SECTION 7.4   Reimbursement of the General Partner.............................................      71

         SECTION 7.5   Outside Activities...............................................................      71

         SECTION 7.6   Loans from the General Partner; Loans or Contributions from the
                       Partnership; Contracts with Affiliates; Certain Restrictions on the
                       General Partner..................................................................      72

         SECTION 7.7   Indemnification..................................................................      74

         SECTION 7.8   Liability of Indemnitees.........................................................      76

         SECTION 7.9   Resolution of Conflicts of Interest..............................................      76

         SECTION 7.10  Other Matters Concerning the General Partner.....................................      78

         SECTION 7.11  Purchase or Sale of Partnership Securities.......................................      78

         SECTION 7.12  Registration Rights of the General Partner and Its Affiliates....................      79

         SECTION 7.13  Reliance by Third Parties........................................................      81

ARTICLE VIII  BOOKS, RECORDS, ACCOUNTING AND REPORTS....................................................      81

         SECTION 8.1   Records and Accounting...........................................................      81

         SECTION 8.2   Fiscal Year......................................................................      82

         SECTION 8.3   Reports..........................................................................      82

ARTICLE IX  TAX MATTERS.................................................................................      82

         SECTION 9.1   Tax Returns and Information......................................................      82

         SECTION 9.2   Tax Elections....................................................................      82

         SECTION 9.3   Tax Controversies................................................................      83

         SECTION 9.4   Withholding......................................................................      83

         SECTION 9.5   Entity-Level Arrearage Collections...............................................      83

         SECTION 9.6   Opinions of Counsel..............................................................      84

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ARTICLE X   ADMISSION OF PARTNERS.......................................................................      84

         SECTION 10.1  Admission of Initial Limited Partners............................................      84

         SECTION 10.2  Admission of Substituted Limited Partner.........................................      84

         SECTION 10.3  Admission of Successor General Partner...........................................      85

         SECTION 10.4  Admission of Additional Limited Partners.........................................      85

         SECTION 10.5  Amendment of Agreement and Certificate of Limited Partnership....................      86

ARTICLE XI  WITHDRAWAL OR REMOVAL OF PARTNERS...........................................................      86

         SECTION 11.1  Withdrawal of the General Partner................................................      86

         SECTION 11.2  Removal of the General Partner...................................................      88

         SECTION 11.3  Interest of Departing Partner and Successor General Partner......................      88

         SECTION 11.4  Termination of Subordination Period, Conversion of Subordinated Units and
                       Deferred Participation Units and Extinguishment of Cumulative Common Unit
                       Arrearages.......................................................................      90

         SECTION 11.5  Withdrawal of Limited Partners...................................................      90

ARTICLE XII           DISSOLUTION AND LIQUIDATION.......................................................      90

         SECTION 12.1  Dissolution......................................................................      90

         SECTION 12.2  Continuation of the Business of the Partnership After Dissolution................      91

         SECTION 12.3  Liquidator.......................................................................      92

         SECTION 12.4  Liquidation......................................................................      92

         SECTION 12.5  Cancellation of Certificate of Limited Partnership...............................      93

         SECTION 12.6  Return of Contributions..........................................................      93

         SECTION 12.7  Waiver of Partition..............................................................      93

         SECTION 12.8  Capital Account Restoration......................................................      93

         SECTION 12.9  Reasonable Time for Winding Up...................................................      94

ARTICLE XIII AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE..................................      94

         SECTION 13.1  Amendment to Be Adopted Solely by the General Partner............................      94

         SECTION 13.2  Amendment Procedures.............................................................      95

         SECTION 13.3  Amendment Requirements...........................................................      96

         SECTION 13.4  Special Meetings.................................................................      96

         SECTION 13.5  Notice of a Meeting..............................................................      97
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         SECTION 13.6  Record Date...................................................................   97

         SECTION 13.7  Adjournment...................................................................   97

         SECTION 13.8  Waiver of Notice; Approval of Meeting; Approval of Minutes....................   97

         SECTION 13.9  Quorum........................................................................   98

         SECTION 13.10 Conduct of a Meeting..........................................................   98

         SECTION 13.11 Action Without a Meeting......................................................   99

         SECTION 13.12 Voting and Other Rights.......................................................   99

ARTICLE XIV MERGER...................................................................................   100

         SECTION 14.1  Authority.....................................................................   100

         SECTION 14.2  Procedure for Merger or Consolidation.........................................   100

         SECTION 14.3  Approval by Limited Partners of Merger or Consolidation.......................   101

         SECTION 14.4  Certificate of Merger.........................................................   102

         SECTION 14.5  Effect of Merger..............................................................   102

ARTICLE XV  RIGHT TO ACQUIRE LIMITED PARTNER INTERESTS...............................................   102

         SECTION 15.1  Right to Acquire Limited Partner Interests....................................   102

ARTICLE XVI GENERAL PROVISIONS.......................................................................   104

         SECTION 16.1  Addresses and Notices.........................................................   104

         SECTION 16.2  Further Action................................................................   104

         SECTION 16.3  Binding Effect................................................................   104

         SECTION 16.4  Integration...................................................................   104

         SECTION 16.5  Creditors.....................................................................   105

         SECTION 16.6  Waiver........................................................................   105

         SECTION 16.7  Counterparts..................................................................   105

         SECTION 16.8  Applicable Law................................................................   105

         SECTION 16.9  Invalidity of Provisions......................................................   105

         SECTION 16.10 Consent of Partners...........................................................   105

                                                                      Appendix D


                           SECOND AMENDED AND RESTATED


                        AGREEMENT OF LIMITED PARTNERSHIP


                                       OF


               ATLAS NATURAL RESOURCES OPERATING PARTNERSHIP, L.P.

                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
               ATLAS NATURAL RESOURCES OPERATING PARTNERSHIP, L.P.


         THIS SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF ATLAS NATURAL RESOURCES OPERATING PARTNERSHIP, L.P., dated as of __________, 2002, is entered into by and between Atlas Natural Resources GP, LLC, a Delaware limited liability company, as the General Partner, and Atlas Natural Resources, L.P., a Delaware limited partnership, as the Limited Partner, together with any other Persons who hereafter become Partners in the Partnership or parties hereto as provided herein.

                                R E C I T A L S:

         WHEREAS, the General Partner and the MLP formed the Partnership pursuant to the Agreement of Limited Partnership of Atlas Operating Partners, L.P. dated as of September 14, 1999 (the "Original Agreement"), and a Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware on such date; and

         WHEREAS, the General Partner and the MLP executed and entered into the Amended and Restated Agreement of Limited Partnership of Atlas Pipeline Operating Partnership, L.P. dated February 2, 2000 (the "Amended Partnership Agreement");

         WHEREAS, Vulcan Intermediary, L.L.C. and New Vulcan Holdings, L.L.C. (together, the "Contributors"), the MLP, the General Partner and Resource America, Inc. entered into a Contribution Agreement dated as of January 18, 2002, relating to the contribution to the MLP by the Contributors of limited partnership interests in Triton Coal Company, LP in consideration for the issuance by the MLP of particular MLP Securities (the "Contribution Agreement"); and

         WHEREAS, in connection with the Contribution Agreement and the transactions contemplated thereby, the Partners of the Partnership desire to amend and restate the Amended Partnership Agreement;

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements contained herein, the parties hereto hereby amend the Amended Partnership Agreement and, as so amended, restate it in its entirety as follows:

                                   ARTICLE I
                                  DEFINITIONS

SECTION 1.1       Definitions.
                  -----------

         The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning assigned to such term in the MLP Agreement.

         "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 10.3 and who is shown as such on the books and records of the Partnership.

         "Adjusted Capital Account" means the Capital Account maintained for each Partner as of the end of each fiscal year of the Partnership:

(a) increased by any amounts that such Partner is obligated to restore under the standards set by Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (or is deemed obligated to restore under Treasury Regulation Sections 1.704- 2(g) and 1.704-2(i)(5)); and

(b)      decreased by:

(i) the amount of all losses and deductions that, as of the end of such fiscal year, are reasonably expected to be allocated to such Partner in subsequent years under Sections 704(b)(2) and 706(d) of the Code and Treasury Regulation Section 1.751-1(b)(2)(ii); and

(ii) the amount of all distributions that, as of the end of such fiscal year, are reasonably expected to be made to such Partner in subsequent years in accordance with the terms of this Agreement or otherwise to the extent they exceed offsetting increases to such Partner's Capital Account that are reasonably expected to occur during (or prior to) the year in which such distributions are reasonably expected to be made (other than increases as a result of a minimum gain chargeback pursuant to Section 6.1(d)(i) or 6.1(d)(ii)).

The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith. The "Adjusted Capital Account" of a Partner in respect of a General Partner Interest or any other specified interest in the Partnership shall be the amount which such Adjusted Capital Account would be if such General Partner Interest or other interest in the Partnership were the only interest in the Partnership held by a Partner from and after the date on which such General Partner Interest or other interest was first issued.

         "Adjusted Property" means any property the Carrying Value of which has been adjusted pursuant to Section 5.5(d)(i) or 5.5(d)(ii).

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "Agreed Allocation" means any allocation, other than a Required Allocation, of an item of income, gain, loss or deduction pursuant to the provisions of Section 6.1, including, without limitation, a Curative Allocation (if appropriate to the context in which the term "Agreed Allocation" is used).

         "Agreed Value" of any Contributed Property means the fair market value of such property or other consideration at the time of contribution as determined by the General Partner using such reasonable method of valuation as it may adopt. The General Partner shall, in its discretion, use such method as it deems reasonable and appropriate to allocate the aggregate Agreed Value of Contributed Properties contributed to the Partnership in a single or integrated transaction among each separate property on a basis proportional to the fair market value of each Contributed Property.

         "Agreement" means this Second Amended and Restated Agreement of Limited Partnership of Atlas Natural Resources Operating Partnership, L.P., as it may be amended, supplemented or restated from time to time.

         "Amended Partnership Agreement" has the meaning assigned to such term in the recitals hereto.

         "Assignee" means a Person to whom one or more Limited Partner Interests have been transferred in a manner permitted under this Agreement, but who has not been admitted as a Substituted Limited Partner.

         "Associate" means, when used to indicate a relationship with any
Person:

(a) any corporation or organization of which such Person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock or other voting interest;

(b) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and

(c) any relative or spouse of such Person, or any relative of such spouse, who has the same principal residence as such Person.

         "Available Cash" means, with respect to any Quarter ending prior to the Liquidation Date:

(d) the sum of:

(i) all cash and cash equivalents of the Partnership Group on hand at the end of such Quarter from all sources; and

(ii) all additional cash and cash equivalents of the Partnership Group on hand on the date of determination of Available Cash with respect to such Quarter resulting from Working Capital Borrowings made subsequent to the end of such Quarter;

(e) less the amount of any cash reserves that is necessary or appropriate in the reasonable discretion of the General Partner to:

(i) provide for the proper conduct of the business of the Partnership Group (including reserves for future capital expenditures and for anticipated future credit needs of the Partnership Group) subsequent to such Quarter;

(ii) comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which any Group Member is a party or by which it is bound or its assets are subject; and

(iii) provide funds for distributions under Sections 6.4 or 6.5 of the MLP Agreement in respect of any one or more of the next four Quarters;

provided, however, that the General Partner may not establish cash reserves pursuant to (b)(iii) above if the effect of such reserves would be that the MLP is unable to distribute the Minimum Quarterly Distribution on all Common Units, plus any Cumulative Common Unit Arrearage on all Common Units, with respect to such Quarter; and provided further, that disbursements made by a Group Member or cash reserves established, increased or reduced after the end of such Quarter but on or before the date of determination of Available Cash with respect to such Quarter shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within such Quarter if the General Partner so determines. Notwithstanding the foregoing, "Available Cash" with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

Taxes paid by the Partnership on behalf of, or amounts withheld with respect to, all or less than all of the Partners shall not be considered cash disbursements of the Partnership that reduce Available Cash, but the payment or withholding thereof shall be deemed to be a distribution of Available Cash to the applicable Partners. Alternatively, in the discretion of the General Partner, such taxes (if pertaining to all Partners) may be considered to be cash disbursements of the Partnership which reduce Available Cash, but the payment or withholding thereof shall not be deemed to be a distribution of Available Cash to such Partners.

         "Book-Tax Disparity" means with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Section 5.5 and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

         "Business Day" means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the states of New York or Wyoming shall not be regarded as a Business Day.

         "Capital Account" means the capital account maintained for a Partner pursuant to Section 5.5. The "Capital Account" of a Partner in respect of a General Partner Interest or any other specified interest in the Partnership shall be the amount which such Capital Account would be if such General Partner Interest or other specified interest in the Partnership were the only interest in the Partnership held by a Partner from and after the date on which such General Partner Interest or other specified interest in the Partnership was first issued.

         "Capital Contribution" means any cash, cash equivalents or the Net Agreed Value of Contributed Property that a Partner contributes to the Partnership pursuant to this Agreement or the Initial Contribution Agreement.

         "Capital Interests" means, with respect to any corporation, any and all shares, participations, rights or other equivalent interests in the capital of the corporation, and with respect to any partnership or limited liability company, any and all partnership or membership interests (whether general or limited) and any other interests or participations that confer on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership or limited liability company.

         "Carrying Value" means:

(a) with respect to a Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depreciation, amortization and cost recovery deductions charged to the Partners' and Assignees' Capital Accounts in respect of such Contributed Property; and

(b) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination.

Notwithstanding the previous sentence, the Carrying Value of any property shall be adjusted from time to time in accordance with Sections 5.5(d)(i) and 5.5(d)(ii) and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

         "Certificate of Limited Partnership" means the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware as referenced in Section 7.2, as such Certificate of Limited Partnership may be amended, supplemented or restated from time to time.

         "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of successor law.

         "Commission" means the United States Securities and Exchange
Commission.

         "Common Unit" has the meaning assigned to such term in the MLP
Agreement.

         "Contributed Property" means each property or other asset, in such form as may be permitted by the Delaware Act, but excluding cash, contributed to the Partnership (or deemed contributed to a new partnership on termination of the Partnership pursuant to section 708 of the Code). Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 5.5(d), such property shall no longer constitute a Contributed Property, but shall be deemed an Adjusted Property.

         "Contribution Agreement" has the meaning assigned to such term in the recitals hereto.

         "Curative Allocation" means any allocation of an item of income, gain, deduction, loss or credit pursuant to the provisions of Section 6.1(d)(ix).

         "Deferred Participation Unit" has the meaning assigned to such term in the MLP Agreement.

         "Delaware Act" means the Delaware Revised Uniform Limited Partnership Act, 6 Del C. Sections 17-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

         "Departing Partner" means a former General Partner from and after the effective date of any withdrawal or removal of such former General Partner pursuant to Sections 11.1 or 11.2.

         "Economic Risk of Loss" has the meaning set forth in Treasury Regulation Section 1.752-2(a).

         "Event of Withdrawal" has the meaning assigned to such term in Section 11.1(a).

         "General Partner" means Atlas Natural Resources GP, LLC and its successors and permitted assigns as general partner of the Partnership.

         "General Partner Interest" means the ownership interest of the General Partner in the Partnership (in its capacity as a general partner without reference to any Limited Partner Interest held by it) and includes any and all benefits to which the General Partner is entitled as provided in this Agreement, together with all obligations of the General Partner to comply with the terms and provisions of this Agreement.

         "Group Member" means a member of the Partnership Group.

         "Indemnitee" means:

(a)      the General Partner;

(b)      any Departing Partner;

(c) any Person who is or was an Affiliate of the General Partner or any Departing Partner;

(d) any Person who is or was a member, partner, officer, director, employee, agent or trustee of any Group Member, the General Partner or any Departing Partner or any Affiliate of any Group Member, the General Partner or any Departing Partner; and

(e) any Person who is or was serving at the request of the General Partner or any Departing Partner or any Affiliate of the General Partner or any Departing Partner as an officer, director, employee, member, partner, agent, fiduciary or trustee of another Person; provided, that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services.

         "Initial Closing Date" means February 2, 2000.

         "Initial Common Units" means the Common Units sold in the Initial Offering.

         "Initial Contribution Agreement" means that certain Contribution and Assumption Agreement, dated as of the Initial Closing Date, by and among the General Partner, the MLP, the Partnership and certain other parties named therein, together with any additional documents and instruments contemplated or referenced thereunder.

         "Initial Offering" means the initial offering and sale of the Initial Common Units to the public, as described in the Registration Statement.

         "Limited Partner" means any Person that is admitted to the Partnership as a limited partner pursuant to the terms and conditions of this Agreement; but the term Limited Partner shall not include any Person from and after the time such Person withdraws as a Limited Partner from the Partnership.

         "Limited Partner Interest" means the ownership interest of a Limited Partner or Assignee in the Partnership and includes any and all benefits to which such Limited Partner or Assignee is entitled as provided in this Agreement, together with all obligations of such Limited Partner or Assignee to comply with the terms and provisions of this Agreement.

         "Liquidation Date" means (a) in the case of an event giving rise to the dissolution of the Partnership of the type described in clauses (a) and (b) of the first sentence of Section 12.2, the date on which the applicable time period during which the Partners have the right to elect to reconstitute the Partnership and continue its business has expired without such an election being made, and (b) in the case of any other event giving rise to the dissolution of the Partnership, the date on which such event occurs.

         "Liquidator" means one or more Persons selected by the General Partner to perform the functions described in Section 12.3 as liquidating trustee of the Partnership within the meaning of the Delaware Act.

         "Merger Agreement" has the meaning assigned to such term in Section
14.1.

         "Minimum Quarterly Distribution" has the meaning assigned to such term in the MLP Agreement.

         "MLP" means Atlas Natural Resources, L.P.

         "MLP Agreement" means the Second Amended and Restated Agreement of Limited Partnership of Atlas Natural Resources, L.P., as it may be amended, supplemented or restated from time to time.

         "MLP Security" has the meaning assigned to the term "Partnership Security" in the MLP Agreement.

         "National Securities Exchange" has the meaning assigned to such term in the MLP Agreement.

         "Net Agreed Value" means, (a) in the case of any Contributed Property, the Agreed Value of such property reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Partner or Assignee by the Partnership, the Partnership's Carrying Value of such property (as adjusted pursuant to Section 5.5(d)(ii)) at the time such property is distributed, reduced by any indebtedness either assumed by such Partner or Assignee upon such distribution or to which such property is subject at the time of distribution, in either case, as determined under Section 752 of the Code.

         "Net Income" means, for any taxable period, the excess, if any, of the Partnership's items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable period over the Partnership's items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with Section 5.5(b) and shall not include any items specially allocated under Section 6.1(d).

         "Net Loss" means, for any taxable period, the excess, if any, of the Partnership's items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable period over the Partnership's items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with Section 5.5(b) and shall not include any items specially allocated under Section 6.1(d).

         "Net Termination Gain" means, for any taxable year, the sum, if positive, of all items of income, gain, loss or deduction recognized by the Partnership after the Liquidation Date or any Unrealized Gain deemed recognized by the Partnership pursuant to Section 5.5(d). The items included in the determination of Net Termination Gain shall be determined in accordance with Sections 5.5(b) and 5.5(d) and shall not include any items of income, gain or loss specially allocated under Section 6.1(d).

         "Net Termination Loss" means, for any taxable year, the sum, if negative, of all items of income, gain, loss or deduction recognized by the Partnership after the Liquidation Date or any Unrealized Loss deemed recognized by the Partnership pursuant to Section 5.5(d). The items included in the determination of Net Termination Loss shall be determined in accordance with Sections 5.5(b) and 5.5(d) and shall not include any items of income, gain or loss specially allocated under Section 6.1(d).

         "Nonrecourse Built-in Gain" means with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Sections 6.2(b)(i)(A), 6.2(b)(ii)(A) and 6.2(b)(iii) if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

         "Nonrecourse Deductions" means any and all items of loss, deduction or expenditures (described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(b), are attributable to a Nonrecourse Liability.

         "Nonrecourse Liability" has the meaning set forth in Treasury Regulation Section 1.752-1(a)(2).

         "Operating Subsidiaries" means Atlas Pipeline Ohio, LLC, a Pennsylvania limited liability company, Atlas Pipeline Pennsylvania, LLC, a Pennsylvania limited liability company, and Atlas Pipeline New York LLC, a Pennsylvania limited liability company and any respective successor thereto; provided, however, that unless the context requires otherwise, any references herein to the term Operating Subsidiaries shall also be deemed to include, to the extent of the Partnership's ownership therein, any partnerships, limited liability companies, joint ventures or other entities formed or acquired by the Partnership in connection with the conduct by the Partnership of the business and activities permitted by the terms of Section 2.4.

         "Operating Subsidiary Agreement" with respect to any Operating Subsidiary means the Limited Liability Company Agreement or such similar organizational and governing documents of such Operating Subsidiary, as such agreements and documents may be amended, supplemented or restated from time to time.

         "Opinion of Counsel" means a written opinion of counsel (which may be regular counsel to the Partnership or the General Partner or any of their Affiliates) acceptable to the General Partner in its reasonable discretion.

         "Original Agreement" has the meaning assigned to such term in the recitals hereto.

         "Partner Nonrecourse Debt" has the meaning set forth in Treasury Regulation Section 1.704-2(b)(4).

         "Partner Nonrecourse Debt Minimum Gain" has the meaning set forth in Treasury Regulation Section 1.704-2(i)(2).

         "Partner Nonrecourse Deductions" means any and all items of loss, deduction or expenditure (including, without limitation, any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(i), are attributable to a Partner Nonrecourse Debt.

         "Partners" means the General Partner and Limited Partners.

         "Partnership" means Atlas Natural Resources Operating Partnership, L.P., a Delaware limited partnership, and any successors thereto.

         "Partnership Group" means the Partnership, each Operating Subsidiary and any Subsidiary of any such entity, treated as a single consolidated entity.

         "Partnership Interest" means an ownership interest of a Partner in the Partnership, which shall include the General Partner Interest and the Limited Partner Interest(s).

         "Partnership Minimum Gain" means that amount determined in accordance with the principles of Treasury Regulation Section 1.704-2(d).

         "Percentage Interest" means the percentage interest in the Partnership held by each Partner upon completion of the transactions described in Section
5.2 and shall mean, (a) as to the General Partner, 1.0101%, (b) and as to the MLP, 98.9899%.

         "Person" means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

         "Pro Rata" means, when modifying Partners and Assignees, apportioned among such Partners and Assignees in accordance with their relative Percentage Interests.

         "Quarter" means, unless the context requires otherwise, a fiscal quarter of the Partnership.

         "Recapture Income" means any gain recognized by the Partnership (computed without regard to any adjustment required by Section 734 or Section 743 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

         "Registration Statement" means the Registration Statement on Form S-1 (Registration No. 333-85193) as it has been or as it may be amended or supplemented from time to time, filed by the MLP with the Commission under the Securities Act to register the offering and sale of the Initial Common Units in the Initial Offering.

         "Required Allocations" means (a) any limitation imposed on any allocation of Net Losses or Net Termination Losses under Section 6.1(b) or 6.1(c)(ii) and (b) any allocation of an item of income, gain, loss or deduction pursuant to Section 6.1(d)(i), 6.1(d)(ii), 6.1(d)(iv), 6.1(d)(vii) or 6.1(d)(ix).

         "Residual Gain" or "Residual Loss" means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of a Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 6.2(b)(i)(A) or 6.2(b)(ii)(A), respectively, to eliminate Book-Tax Disparities.

         "Securities Act" means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute.

         "Special Approval" has the meaning assigned to such term in the MLP Agreement.

         "Subordinated Unit" has the meaning assigned to such term in the MLP Agreement.

         "Subordination Period" has the meaning assigned to such term in the MLP Agreement.

         "Subsidiary" means, with respect to any Person:

(a) a corporation of which more than 50% of the voting power of shares of Capital Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof;

(b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the Capital Interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof; or

(c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

         "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 10.2 in place of and with all the rights of a Limited Partner and who is shown as a Limited Partner on the books and records of the Partnership.

         "Surviving Business Entity" has the meaning assigned to such term in
Section 14.2(b).

         "Transfer" has the meaning assigned to such term in Section 4.4(a).

         "Underwriter" means each Person named as an underwriter in Schedule I to the Underwriting Agreement who purchases Common Units pursuant thereto.

         "Underwriting Agreement" means the Underwriting Agreement dated January 27, 2000, among the Underwriters, the MLP, the Partnership and certain other parties, providing for the purchase of the Initial Common Units by such Underwriters.

         "Unit" has the meaning assigned to such term in the MLP Agreement.

         "Unit Majority" has the meaning assigned to such term in the MLP Agreement.

         "Unrealized Gain" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property as of such date (as determined under Section 5.5(d)) over (b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.5(d) as of such date).

         "Unrealized Loss" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.5(d) as of such date) over (b) the fair market value of such property as of such date (as determined under Section 5.5(d)).

         "U.S. GAAP" means United States Generally Accepted Accounting Principles consistently applied.

         "Working Capital Borrowings" means borrowings exclusively for working capital purposes or to pay distributions to Partners and made pursuant to a credit facility or other arrangement requiring all such borrowings thereunder to be reduced to a relatively small amount each year for an economically meaningful period of time.

SECTION 1.2       Construction.
                  ------------

         Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; and (c) the term "include" or "includes" means includes, without limitation, and "including" means including, without limitation.

                                   ARTICLE II
                                  ORGANIZATION

SECTION 2.1       Formation.

         The Partnership was previously formed as a limited partnership pursuant to the provisions of the Delaware Act. The Partners thereto subsequently entered into the Amended Partnership Agreement. The Partners hereby amend and restate the Amended Partnership Agreement in its entirety. This amendment and restatement shall become effective on the date of this Agreement. Except as expressly provided to the contrary in this Agreement, the rights, duties (including fiduciary duties), liabilities and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act. All Partnership Interests shall constitute personal property of the owner thereof for all purposes and a Partner has no interest in specific Partnership property.

SECTION 2.2       Name.

         The name of the Partnership shall be "Atlas Natural Resources Operating Partnership, L.P." The Partnership's business may be conducted under any other name or names deemed necessary or appropriate by the General Partner in its sole discretion, including the name of the MLP or the General Partner. The words "Limited Partnership," "L.P." or "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The General Partner in its discretion may change the name of the Partnership at any time and from time to time and shall notify the other Partner(s) of such change in the next regular communication to the Partners.

SECTION 2.3  Registered Office; Registered Agent; Principal Office; Other
             Offices.

         Unless and until changed by the General Partner, the registered office of the Partnership in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street Wilmington, Delaware 19801, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be The Corporation Trust Company. The principal office of the Partnership shall be located at 113 S. Gillette Avenue, Gillette, Wyoming 82716, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems necessary or appropriate. The address of the General Partner shall be 113 S. Gillette Avenue, Gillette, Wyoming 82716, or such other place as the General Partner may from time to time designate by notice to the Limited Partners.

SECTION 2.4       Purpose and Business.

         The purpose and nature of the business to be conducted by the Partnership shall be to:

(a) acquire, manage, operate, lease, sell and otherwise deal with the assets or properties contributed to the Partnership by the Partners or hereafter acquired by the Partnership;

(b) serve as a member, partner, participant or shareholder, as applicable, of any Operating Subsidiary and, in connection therewith, to exercise all the rights and powers conferred upon the Partnership as a member of such Operating Subsidiary pursuant to the Operating Subsidiary Agreement;

(c) engage directly in, or enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in any type of business or activity engaged in by the Operating Subsidiaries and their respective Subsidiaries prior to the Initial Closing Date and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity;

(d) engage directly in, or enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any type of business or activity that is approved by the General Partner and which lawfully may be conducted by a limited partnership organized pursuant to the Delaware Act and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity; and

(e) do anything necessary or appropriate to the foregoing, including the making of capital contributions or loans to a Group Member, the MLP or any Subsidiary of the MLP;

provided, however, in the case of (c) and (d) above, that the General Partner reasonably determines, as of the date of the acquisition or commencement of such activity, that such activity (i) generates "qualifying income" (as such term is defined pursuant to Section 7704 of the Code) or (ii) enhances the operations of an activity of the Partnership that generates qualifying income. The General Partner has no obligation or duty to the Partnership, the Limited Partners, or the Assignees to propose or approve, and in its discretion may decline to propose or approve, the conduct by the Partnership of any business.

SECTION 2.5       Powers.

         The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section
2.4 and for the protection and benefit of the Partnership.

SECTION 2.6       Power of Attorney.

(a) Each Partner and each Assignee hereby constitutes and appoints, severally and not jointly, the General Partner and, if a Liquidator shall have been selected pursuant to Section 12.3, the Liquidator (and any successor to either by merger, transfer, assignment, election or otherwise) and each of their authorized officers and attorneys-in-fact, as the case may be, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in his name, place and stead, to:

         (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices:

         (A) all certificates, documents and other instruments (including this Agreement and the Certificate of Limited Partnership and all amendments or restatements hereof or thereof) that the General Partner or the Liquidator deems necessary or appropriate to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property;

         (B) all certificates, documents and other instruments that the General Partner or the Liquidator deems necessary or appropriate to reflect, in accordance with its terms, any amendment, change, modification or restatement of this Agreement;

         (C) all certificates, documents and other instruments (including conveyances and a certificate of cancellation) that the General Partner or the Liquidator deems necessary or appropriate to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement;

         (D) all certificates, documents and other instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article IV, X, XI or XII;

         (E) all certificates, documents and other instruments relating to the Capital Contribution of any Partner;

         (F) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of any class or series of Partnership Interests issued pursuant hereto; and

         (G) all certificates, documents and other instruments (including agreements and a certificate of merger) relating to a merger or consolidation of the Partnership pursuant to Article XIV; and

         (ii) execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates, documents and other instruments necessary or appropriate, in the discretion of the General Partner or the Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement or is necessary or appropriate, in the discretion of the General Partner or the Liquidator, to effectuate the terms or intent of this Agreement; provided, that when required by any provision of this Agreement that establishes a percentage of the Limited Partners or of the Limited Partners of any class or series required to take any action, the General Partner and the Liquidator may exercise the power of attorney made in this Section 2.6(a)(ii) only after the necessary vote, consent or approval of the Limited Partners or of the Limited Partners of such class or series, as applicable.

Nothing contained in this Section 2.6(a) shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Article XIII or as may be otherwise expressly provided for in this Agreement.

(b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and, to the maximum extent permitted by law, not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Interest and shall extend to such Limited Partner's or Assignee's successors and assigns. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or the Liquidator acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee, to the maximum extent permitted by law, hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or the Liquidator taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator deems necessary to effectuate this Agreement and the purposes of the Partnership.

SECTION 2.7       Term.

         The term of the Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue in existence until the close of Partnership business on December 31, 2098 or until the earlier dissolution of the Partnership in accordance with the provisions of Article XII. The existence of the Partnership as a separate legal entity shall continue until the cancellation of the Certificate of Limited Partnership as provided in the Delaware Act.

SECTION 2.8       Title to Partnership Assets.

         Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner or Assignee, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner, one or more of its Affiliates or one or more nominees, as the General Partner may determine. The General Partner hereby declares and warrants that any Partnership assets for which record title is held in the name of (a) the General Partner, (b) one or more of its Affiliates or (c) one or more nominees shall be held by the General Partner or such Affiliate or nominee for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use reasonable efforts to cause record title to such assets (other than those assets in respect of which the General Partner determines that the expense and difficulty of conveying makes transfer of record title to the Partnership impracticable) to be vested in the Partnership as soon as reasonably practicable; provided, further, that, prior to the withdrawal or removal of the General Partner or as soon thereafter as practicable, the General Partner shall use reasonable efforts to effect the transfer of record title of such assets to the Partnership and, prior to any such transfer, will provide for the use of such assets by the Partnership in a manner satisfactory to the General Partner. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such Partnership assets is held.

                                  ARTICLE III
                           RIGHTS OF LIMITED PARTNERS

SECTION 3.1       Limitation of Liability.

         The Limited Partners and the Assignees shall have no liability under this Agreement except as expressly provided in this Agreement or in the Delaware Act.

SECTION 3.2       Management of Business.

         No Limited Partner or Assignee, in its capacity as such, shall participate in the operation, management or control (within the meaning of the Delaware Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. Any action taken by any Affiliate of a General Partner or any officer, director, employee, member, general partner, agent or trustee of a General Partner or any of its Affiliates, or any officer, director, employee, member, general partner, agent or trustee of a Group Member, in its capacity as such, shall not be deemed to be participation in the control of the business of the Partnership by a limited partner of the Partnership (within the meaning of Section 17-303(a) of the Delaware Act) and shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

SECTION 3.3       Outside Activities of the Limited Partners.

         Subject to the provisions of Section 7.5, which shall continue to be applicable to the Persons referred to therein, regardless of whether such Persons shall also be Limited Partners or Assignees, any Limited Partner or Assignee shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership Group. Neither the Partnership nor any of the other Partners or Assignees shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee.

SECTION 3.4       Rights of Limited Partners.
                  --------------------------

         (a) In addition to other rights provided by this Agreement or by applicable law, and except as limited by Section 3.4(b), each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon reasonable written demand and at such Limited Partner's own expense:

         (i) to obtain true and full information regarding the status of the business and financial condition of the Partnership;

         (ii) to obtain promptly after becoming available, a copy of the Partnership's federal, state and local income tax returns for each year;

         (iii) to have furnished to it a current list of the name and last known business, residence or mailing address of each Partner;

         (iv) to have furnished to it a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with a copy of the executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed;

         (v) to obtain true and full information regarding the amount of cash and a description and statement of the Net Agreed Value of any other Capital Contribution by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner; and

         (vi) to obtain such other information regarding the affairs of the Partnership as is just and reasonable.

         (b) The General Partner may keep confidential from the Limited Partners and Assignees, for such period of time as the General Partner deems reasonable,
(i) any information that the General Partner reasonably believes to be in the nature of trade secrets or (ii) other information the disclosure of which the General Partner in good faith believes (A) is not in the best interests of the MLP or the Partnership Group, (B) could damage the MLP or the Partnership Group or (C) that any Group Member is required by law or by agreement with any third party to keep confidential (other than agreements with Affiliates of the Partnership the primary purpose of which is to circumvent the obligations set forth in this Section 3.4).

                                   ARTICLE IV
                       TRANSFERS OF PARTNERSHIP INTERESTS

SECTION 4.1       Transfer Generally.
                  ------------------

(a) The term "transfer," when used in this Agreement with respect to a Partnership Interest, shall be deemed to refer to a transaction by which (i) the General Partner assigns its General Partner Interest to another Person who becomes the General Partner, (ii) the holder of a Limited Partner Interest assigns such Limited Partner Interest to another Person who is or becomes a Limited Partner (or an Assignee) or (iii) a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition of a Partnership Interest, by law or otherwise, occurs.

(b) No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article IV. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article IV shall be null and void.

(c) Nothing contained in this Agreement shall be construed to prevent a disposition by any member, shareholder or partner, as applicable, of the General Partner of any or all of the issued and outstanding Capital Interests of the General Partner.

(d) Partnership Interests shall not be certificated and the General Partner is hereby appointed as registrar and transfer agent for the purpose of registering and transferring all Partnership Interests.

SECTION 4.2       Transfer of General Partner's Partnership Interest.
                  --------------------------------------------------

         If the General Partner transfers its interest as the general partner of the MLP to any Person in accordance with the provisions of the MLP Agreement, such General Partner shall contemporaneously therewith transfer all, but not less than all, of its General Partner Interest herein to such Person, and the Limited Partners and Assignees, if any, hereby expressly consent to such transfer. Except as set forth in the immediately preceding sentence and in
Section 5.2, the General Partner may not transfer all or any part of its General Partner Interest.

SECTION 4.3       Transfer of a Limited Partner's Partnership Interest.
                  ----------------------------------------------------

         A Limited Partner may transfer all, but not less than all, of its Partnership Interest as a Limited Partner in connection with the merger, consolidation or other combination of such Limited Partner with or into any other Person or the transfer by such Limited Partner of all or substantially all of its assets to another Person, and following any such transfer such Person may become a Substituted Limited Partner pursuant to Article X. Except as set forth
(a) in the immediately preceding sentence, (b) in Section 5.2 or (c) in connection with any pledge of (or any related foreclosure on) a Limited Partnership Interest solely for the purpose of securing, directly or indirectly, indebtedness of the Partnership or the MLP, a Limited Partner may not transfer all or any part of its Limited Partnership Interest or withdraw from the Partnership.

SECTION 4.4       Restrictions on Transfers.
                  -------------------------

         (a) Notwithstanding the other provisions of this Article IV, no transfer of any Partnership Interest shall be made if such transfer would:

         (i) violate the then applicable federal or state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authority with jurisdiction over such transfer;

         (ii) terminate the existence or qualification of the Partnership or the MLP under the laws of the jurisdiction of its formation;

         (iii) cause the Partnership or the MLP to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not already so treated or taxed); or

         (iv) cause an unregistered class of Partnership Interests to be required to be registered under the Securities Act.

         (b) The General Partner may impose restrictions on the transfer of Partnership Interests if a subsequent Opinion of Counsel determines that such restrictions are necessary to avoid a significant risk of the Partnership or the MLP becoming taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes. The restrictions may be imposed by making such amendments to this Agreement as the General Partner may determine to be necessary or appropriate to impose such restrictions.

                                   ARTICLE V
          CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP INTERESTS

SECTION 5.1       Initial Contributions.
                  ---------------------

         In connection with the formation of the Partnership under the Delaware Act, the General Partner made an initial Capital Contribution to the Partnership in the amount of $10 in exchange for a 1% interest in the Partnership and was admitted as the General Partner, and the Limited Partner made an initial Capital Contribution to the Partnership in the amount of $990 in exchange for a 99% interest in the Partnership and was admitted as a Limited Partner. As of the Initial Closing Date, the interest of the Limited Partner was redeemed as provided in the Initial Contribution Agreement; the initial Capital Contributions of each Partner were refunded and the Limited Partner ceased to be a Limited Partner of the Partnership. One percent of any interest or other profit that may have resulted from the investment or other use of such initial Capital Contributions was allocated and distributed to the Limited Partner, and the balance thereof was allocated and distributed to the General Partner.

SECTION 5.2       Contributions Pursuant to the Contribution Agreement.
                  ----------------------------------------------------

(a) On the Initial Closing Date and pursuant to the Initial Contribution Agreement, the General Partner contributed all of its membership interest in the Operating Subsidiaries to the Partnership in exchange for (i) an additional General Partner Interest in the Partnership, (ii) a Limited Partner Interest in the Partnership and (iii) the right to receive $25.1 million in cash.

(b) On the Initial Closing Date and pursuant to the Initial Contribution Agreement, the General Partner contributed its Limited Partner Interest to the MLP in exchange for (i) the continuation of its 1% general partner interest in the MLP, (ii) 1,641,026 Initial Subordinated Units and (iii) the reimbursement of certain expenses related to the formation and business activities of the MLP and the Partnership.

(c) On the Initial Closing Date and pursuant to the Initial Contribution Agreement, the MLP offered Common Units to the public in the Initial Offering and the General Partner contributed cash to the MLP in exchange for a continuation of its 1% general partner interest in the MLP and the Incentive Distribution Rights (as defined in the MLP Agreement).

(d) On the Initial Closing Date and pursuant to the Initial Contribution Agreement, the MLP contributed the cash received from the Initial Offering of Common Units to the Partnership in exchange for a continuation of its Limited Partner Interest in the Partnership.

(e) On the Initial Closing Date and pursuant to the Initial Contribution Agreement, the Partnership (i) paid certain expenses related to the transactions described in the Registration Statement, (ii) satisfied the $25.1 million cash right of the General Partner, (iii) contributed cash to the Operating Subsidiaries to retire qualified debt secured by certain of the assets held by the Operating Subsidiaries, (iv) created working capital and (v) purchased the interest of unaffiliated partners in two partnerships conveyed to the Partnership with two of the Operating Subsidiaries in connection with the dissolution of such partnerships.

(f) Following the transactions described in subsections (a) through (e) above, the General Partner holds a 1.0101% General Partner Interest and the MLP holds a 98.9899% Limited Partner Interest.

SECTION 5.3       Additional Capital Contributions.
                  --------------------------------

         With the consent of the General Partner, any Limited Partner may, but shall not be obligated to, make additional Capital Contributions to the Partnership. Contemporaneously with the making of any Capital Contributions by a Limited Partner, in addition to those provided in Sections 5.1 and 5.2, the General Partner shall be obligated to make an additional Capital Contribution to the Partnership in amounts equal to 1.0, respectively, divided by 99.0 times the amount of the additional Capital Contribution then made by such Limited Partner. Except as set forth in the immediately preceding sentence and in Article XII, the General Partner shall not be obligated to make any additional Capital Contributions to the Partnership.

SECTION 5.4       Interest and Withdrawal.
                  -----------------------

         No interest shall be paid by the Partnership on Capital Contributions. No Partner or Assignee shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Partnership may be considered as such by law and then only to the extent provided for in this Agreement. Except to the extent expressly provided in this Agreement, no Partner or Assignee shall have priority over any other Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions. Any such return shall be a compromise to which all Partners and Assignees agree within the meaning of Section 17-502(b) of the Delaware Act.

SECTION 5.5       Capital Accounts.
                  ----------------

(a) The Partnership shall maintain for each Partner (or a beneficial owner of Partnership Interests held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with
Section 6031(c) of the Code or any other method acceptable to the General Partner in its sole discretion) owning a Partnership Interest a separate Capital Account with respect to such Partnership Interest in accordance with the rules of Treasury Regulation Section 1.704-1(b)(2)(iv).

         (i) Such Capital Account shall be increased by:

         (A) the amount of all Capital Contributions made to the Partnership with respect to such Partnership Interest pursuant to this Agreement; and

         (B) all items of Partnership income and gain (including, without limitation, income and gain exempt from tax) computed in accordance with Section 5.5(b) and allocated with respect to such Partnership Interest pursuant to Section 6.1; and

         (ii) decreased by:

         (A) the amount of cash or Net Agreed Value of all actual and deemed distributions of cash or property made with respect to such Partnership Interest pursuant to this Agreement; and

         (B) all items of Partnership deduction and loss computed in accordance with Section 5.5(b) and allocated with respect to such Partnership Interest pursuant to Section 6.1.

         (b) For purposes of computing the amount of any item of income, gain, loss or deduction which is to be allocated pursuant to Article VI and is to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including, without limitation, any method of depreciation, cost recovery or amortization used for that purpose), provided, that:

         (i) Solely for purposes of this Section 5.5, the Partnership shall be treated as owning directly its proportionate share (as determined by the General Partner based upon the provisions of the applicable Operating Subsidiary Agreements) of all property owned by any Subsidiary of the Partnership that is either ignored for federal income tax purposes or classified as a partnership for federal income tax purposes.

         (ii) All fees and other expenses incurred by the Partnership to promote the sale of (or to sell) a Partnership Interest that can neither be deducted nor amortized under Section 709 of the Code, if any, shall, for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred and shall be allocated among the Partners pursuant to Section 6.1.

         (iii) Except as otherwise provided in Treasury Regulation Section 1.704- 1(b)(2)(iv)(m), computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to
                  Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704- 1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment in the Capital Accounts shall be treated as an item of gain or loss.

         (iv) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

         (v) In accordance with the requirements of Section 704(b) of the Code, any deductions for depreciation, cost recovery or amortization attributable to any Contributed Property shall be determined as if the adjusted basis of such property on the date it was acquired by the Partnership were equal to the Agreed Value of such property. Upon an adjustment pursuant to
                  Section 5.5(d) to the Carrying Value of any Partnership property subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization attributable to such property shall be determined (A) as if the adjusted basis of such property were equal to the Carrying Value of such property immediately following such adjustment and (B) using a rate of depreciation, cost recovery or amortization derived from the same method and useful life (or, if applicable, the remaining useful life) as is applied for federal income tax purposes; provided, however, that, if the asset has a zero adjusted basis for federal income tax purposes, depreciation, cost recovery or amortization deductions shall be determined using any reasonable method that the General Partner may adopt.

         (vi) If the Partnership's adjusted basis in a depreciable or cost recovery property is reduced for federal income tax purposes pursuant to Section 48(q)(1) or 48(q)(3) of the Code, the amount of such reduction shall, solely for purposes hereof, be deemed to be an additional depreciation or cost recovery deduction in the year such property is placed in service and shall be allocated among the Partners pursuant to Section 6.1. Any restoration of such basis pursuant to Section 48(q)(2) of the Code shall, to the extent possible, be allocated in the same manner to the Partners to whom such deemed deduction was allocated.

(c) A transferee of a Partnership Interest shall succeed to a pro rata portion of the Capital Account of the transferor relating to the Partnership Interest so transferred.

         (d) (i) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), on an issuance of additional Partnership Interests for cash or Contributed Property or the conversion of the General Partner's Partnership Interest to Common Units pursuant to Section 11.3(a), the Capital Accounts of all Partners and the Carrying Value of each Partnership property immediately prior to such issuance shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property immediately prior to such issuance and had been allocated to the Partners at such time pursuant to Section 6.1(c). In determining such Unrealized Gain or Unrealized Loss, the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to the issuance of additional Partnership Interests shall be determined by the General Partner using such reasonable method of valuation as it may adopt; provided, however, that the General Partner, in arriving at such valuation, must take fully into account the fair market value of the Partnership Interests of all Partners at such time. The General Partner shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its discretion to be reasonable) to arrive at a fair market value for individual properties.

         (ii) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), immediately prior to any actual or deemed distribution to a Partner of any Partnership property (other than a distribution of cash that is not in redemption or retirement of a Partnership Interest), the Capital Accounts of all Partners and the Carrying Value of all Partnership property shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized in a sale of such property immediately prior to such distribution for an amount equal to its fair market value, and had been allocated to the Partners, at such time, pursuant to Section 6.1(c). In determining such Unrealized Gain or Unrealized Loss the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to a distribution shall (A) in the case of an actual distribution which is not made pursuant to Section 12.4 or in the case of a deemed distribution, be determined and allocated in the same manner as that provided in Section 5.5(d)(i) or (B) in the case of a liquidating distribution pursuant to Section 12.4, be determined and allocated by the Liquidator using such reasonable method of valuation as it may adopt.

SECTION 5.6       Loans from Partners.
                  -------------------

         Loans by a Partner to the Partnership shall not constitute Capital Contributions. If any Partner shall advance funds to the Partnership in excess of the amounts required hereunder to be contributed by it to the capital of the Partnership, the making of such excess advances shall not result in any increase in the amount of the Capital Account of such Partner. The amount of any such excess advances shall be a debt obligation of the Partnership to such Partner and shall be payable or collectible only out of the Partnership assets in accordance with the terms and conditions upon which such advances are made.

SECTION 5.7       Limited Preemptive Rights.
                  -------------------------

         Except as provided in Section 5.3, no Person shall have preemptive, preferential or other similar rights with respect to:

(a) additional Capital Contributions;

(b) the issuance or sale of any class or series of Partnership Interests, whether unissued, held in the treasury or hereafter created;

(c) the issuance of any obligations, evidences of indebtedness or other securities of the Partnership convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase or subscribe to, any such Partnership Interests;

(d) the issuance of any right of subscription to or right to receive, or any warrant or option for the purchase of, any such Partnership Interests; or

(e) the issuance or sale of any other securities that may be issued or sold by the Partnership.

SECTION 5.8 Fully Paid and Non-Assessable Nature of Partnership Interests.

         All Partnership Interests issued to Limited Partners pursuant to, and in accordance with the requirements of, this Article V shall be fully paid and non-assessable Partnership Interests, except as such non-assessability may be affected by Section 17-607 of the Delaware Act.

                                   ARTICLE VI
                         ALLOCATIONS AND DISTRIBUTIONS

SECTION 6.1       Allocations for Capital Account Purposes.
                  ----------------------------------------

         For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Section 5.5(b)) shall be allocated among the Partners in each taxable year (or portion thereof) as provided herein below.

(a) Net Income. After giving effect to the special allocations set forth in
Section 6.1(d), Net Income for each taxable year and all items of income, gain, loss and deduction taken into account in computing Net Income for such taxable year shall be allocated among the Partners as follows:

(i) First, 100% to the General Partner until the aggregate Net Income allocated to the General Partner pursuant to this Section 6.1(a)(i) for the current taxable year and all previous taxable years is equal to the aggregate Net Losses allocated to the General Partner pursuant to
         Section 6.1(b)(ii) for all previous taxable years;

(ii) Second, 1.0101% to the General Partner and 98.9899% to the Limited Partners, in proportion to their respective Percentage Interests.

(b) Net Losses. After giving effect to the special allocations set forth in
Section 6.1(d), Net Losses for each taxable period and all items of income, gain, loss and deduction taken into account in computing Net Losses for such taxable period shall be allocated among the Partners as follows:

         (i) First, 1.0101% to the General Partner, and 98.9899% to the Limited Partners, in accordance with their respective Percentage Interests; provided, however, that Net Losses shall not be allocated to a Limited Partner pursuant to this Section 6.1(b)(i) to the extent that such allocation would cause a Limited Partner to have a deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in such Limited Partner's Adjusted Capital Account);

         (ii) Second, the balance, if any, 100% to the General Partner.

(c) Net Termination Gains and Losses. After giving effect to the special allocations set forth in Section 6.1(d), all items of income, gain, loss and deduction taken into account in computing Net Termination Gain or Net Termination Loss for such taxable period shall be allocated in the same manner as such Net Termination Gain or Net Termination Loss is allocated hereunder. All allocations under this Section 6.1(c) shall be made after Capital Account balances have been adjusted by all other allocations provided under this Section
6.1 and after all distributions of Available Cash provided under Section 6.4 have been made with respect to the taxable period ending on or before the Liquidation Date; provided, however, that solely for purposes of this Section 6.1(c), Capital Accounts shall not be adjusted for distributions made pursuant to Section 12.4.

         (i) If a Net Termination Gain is recognized (or deemed recognized pursuant to Section 5.5(d)), such Net Termination Gain shall be allocated among the Partners in the following manner (and the Capital Accounts of the Partners shall be increased by the amount so allocated in each of the following subclauses, in the order listed, before an allocation is made pursuant to the next succeeding subclause):

         (A) First, to each Partner having a deficit balance in its Capital Account, in the proportion that such deficit balance bears to the total deficit balances in the Capital Accounts of all Partners, until each such Partner has been allocated Net Termination Gain equal to any such deficit balance in its Capital Account;

         (B) Second, 100% to the Limited Partners in proportion to their respective Percentage Interests, until the Limited Partners have been allocated an amount of Net Termination Gain pursuant to this Section 6.1(c)(i)(B) equal to the total amount of income or gain previously allocated to the General Partner pursuant to Section 6.1(d)(x); and

(C) Third, 1.0101% to the General Partner and 98.9899% to the Limited Partners, in proportion to their respective Percentage Interests.

         (ii) If a Net Termination Loss is recognized (or deemed recognized pursuant to Section 5.5(d)), such Net Termination Loss shall be allocated among the Partners in the following manner:

         (A) First, to the General Partner and the Limited Partners in proportion to, and to the extent of, the positive balances in their respective Capital Accounts; and

         (B)      Second, the balance, if any, 100% to the General Partner.

         (d) Special Allocations. Notwithstanding any other provision of this
Section 6.1, the following special allocations shall be made for such taxable period:

         (i) Partnership Minimum Gain Chargeback. Notwithstanding any other provision of this Section 6.1, if there is a net decrease in Partnership Minimum Gain during any Partnership taxable period, each Partner shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(f)(6), 1.704-2(g)(2) and 1.704-2(j)(2)(i), or any successor provision. For purposes of this Section 6.1(d), each Partner's Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.1(d) with respect to such taxable period (other than an allocation pursuant to Sections 6.1(d)(v) and 6.1(d)(vi)). This
Section 6.1(d)(i) is intended to comply with the Partnership Minimum Gain chargeback requirement in Treasury Regulation Section 1.704- 2(f) and shall be interpreted consistently therewith.

         (ii) Chargeback of Partner Nonrecourse Debt Minimum Gain. Notwithstanding the other provisions of this Section 6.1 (other than Section 6.1(d)(i)), except as provided in Treasury Regulation Section 1.704-2(i)(4), if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership taxable period, any Partner with a share of Partner Nonrecourse Debt Minimum Gain at the beginning of such taxable period shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2)(ii), or any successor provisions. For purposes of this Section 6.1(d), each Partner's Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this
Section 6.1(d), other than Section 6.1(d)(i) and other than an allocation pursuant to Sections 6.1(d)(v) and 6.1(d)(vi), with respect to such taxable period. This Section 6.1(d)(ii) is intended to comply with the chargeback of items of income and gain requirement in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

         (iii) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Sections 1.704- 1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or
1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations promulgated under Section 704(b) of the Code, the deficit balance, if any, in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible unless such deficit balance is otherwise eliminated pursuant to Section 6.1(d)(i) or (ii).

         (iv) Gross Income Allocations. In the event any Partner has a deficit balance in its Capital Account at the end of any Partnership taxable period in excess of the sum of (A) the amount such Partner is required to restore pursuant to the provisions of this Agreement and (B) the amount such Partner is deemed obligated to restore pursuant to Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5), such Partner shall be specially allocated items of Partnership gross income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 6.1(d)(iv) shall be made only if and to the extent that such Partner would have a deficit balance in its Capital Account as adjusted after all other allocations provided for in this
Section 6.1 have been tentatively made as if this Section 6.1(d)(iv) were not in this Agreement.

         (v) Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership's Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the other Partners, to revise the prescribed ratio to the numerically closest ratio that does satisfy such requirements.

         (vi) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable period shall be allocated 100% to the Partner that bears the Economic Risk of Loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). If more than one Partner bears the Economic Risk of Loss with respect to a Partner Nonrecourse Debt, such Partner Nonrecourse Deductions attributable thereto shall be allocated between or among such Partners in accordance with the ratios in which they share such Economic Risk of Loss.

         (vii) Nonrecourse Liabilities. For purposes of Treasury Regulation
Section 1.752- 3(a)(3), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (A) the amount of Partnership Minimum Gain and (B) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners in accordance with their respective Percentage Interests.

         (viii) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(c) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.

         (ix) Curative Allocation. (A) Notwithstanding any other provision of this Section 6.1, other than the Required Allocations, the Required Allocations shall be taken into account in making the Agreed Allocations so that, to the extent possible, the net amount of items of income, gain, loss and deduction allocated to each Partner pursuant to the Required Allocations and the Agreed Allocations, together, shall be equal to the net amount of such items that would have been allocated to each such Partner under the Agreed Allocations had the Required Allocations and the related Curative Allocation not otherwise been provided in this Section 6.1. Notwithstanding the preceding sentence, Required Allocations relating to (1) Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partnership Minimum Gain and (2) Partner Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partner Nonrecourse Debt Minimum Gain. Allocations pursuant to this Section 6.1(d)(ix)(A) shall only be made with respect to Required Allocations to the extent the General Partner reasonably determines that such allocations will otherwise be inconsistent with the economic agreement among the Partners. Further, allocations pursuant to this Section 6.1(d)(ix)(A) shall be deferred with respect to allocations pursuant to clauses (1) and (2) hereof to the extent the General Partner reasonably determines that such allocations are likely to be offset by subsequent Required Allocations.

         (B) The General Partner shall have reasonable discretion, with respect to each taxable period, to (1) apply the provisions of
                  Section 6.1(d)(ix)(A) in whatever order is most likely to minimize the economic distortions that might otherwise result from the Required Allocations, and (2) divide all allocations pursuant to Section 6.1(d)(ix)(A) among the Partners in a manner that is likely to minimize such economic distortions.

         (x) Special Allocation of Income. For the 2000 taxable year, the General Partner was allocated $2,778,000 of partnership items of gross income and gain with respect to its General Partner Interest which would otherwise have been allocated to the Limited Partners. For the 2001 taxable year, the General Partner was allocated $1,603,000 of partnership items of gross income and gain with respect to its General Partner Interest which would otherwise have been allocated to the Limited Partners.

SECTION 6.2       Allocations for Tax Purposes.
                  ----------------------------

         (a) Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 6.1.

         (b) In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions shall be allocated for federal income tax purposes among the Partners as follows:

         (i) (A) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners in the manner provided under Section 704(c) of the Code that takes into account the variation between the Agreed Value of such property and its adjusted basis at the time of contribution; and (B) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 6.1.

         (ii) (A) In the case of an Adjusted Property, such items shall (1) first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Sections 5.5(d)(i) or 5.5(d)(ii), and (2) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 6.2(b)(i)(A); and (B) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 6.1.

         (iii) The General Partner shall apply the principles of Treasury Regulation Section 1.704-3(d) to eliminate Book-Tax Disparities.

         (c) For the proper administration of the Partnership and for the preservation of uniformity of the Units or other limited partner interests of the MLP (or any class or classes thereof), the General Partner shall have sole discretion to (i) adopt such conventions as it deems appropriate in determining the amount of depreciation, amortization and cost recovery deductions; (ii) make special allocations for federal income tax purposes of income (including, without limitation, gross income) or deductions; and (iii) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of Treasury Regulations under Section 704(b) or Section 704(c) of the Code or (y) otherwise to preserve or achieve uniformity of the Units or other limited partner interests of the MLP (or any class or classes thereof). The General Partner may adopt such conventions, make such allocations and make such amendments to this Agreement as provided in this Section 6.2(c) only if such conventions, allocations or amendments would not have a material adverse effect on the Partners, the holders of any class or classes of Units or other limited partner interests of the MLP issued and outstanding or the Partnership and if such allocations are consistent with the principles of Section 704 of the Code.

         (d) The General Partner in its discretion may determine to depreciate or amortize the portion of an adjustment under Section 743(b) of the Code attributable to unrealized appreciation in any Adjusted Property (to the extent of the unamortized Book-Tax Disparity) using a predetermined rate derived from the depreciation or amortization method and useful life applied to the Partnership's common basis of such property, despite any inconsistency of such approach with Treasury Regulation Section 1.167(c)-l(a)(6), Proposed Treasury Regulation 1.197-2(g)(3), or any successor regulations thereto. If the General Partner determines that such reporting position cannot reasonably be taken, the General Partner may adopt depreciation and amortization conventions under which all purchasers acquiring limited partner interests of the MLP in the same month would receive depreciation and amortization deductions, based upon the same applicable rate as if they had purchased a direct interest in the Partnership's property. If the General Partner chooses not to utilize such aggregate method, the General Partner may use any other reasonable depreciation and amortization conventions to preserve the uniformity of the intrinsic tax characteristics of any limited partner interests of the MLP that would not have a material adverse effect on the Partners or the holders of any class or classes of limited partner interests of the MLP.

         (e) Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to this Section 6.2, be characterized as Recapture Income in the same proportions and to the same extent as such Partners (or their predecessors in interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

         (f) All items of income, gain, loss, deduction and credit recognized by the Partnership for federal income tax purposes and allocated to the Partners in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code which may be made by the Partnership; provided, however, that such allocations, once made, shall be adjusted as necessary or appropriate to take into account those adjustments permitted or required by Sections 734 and 743 of the Code.

         (g) The General Partner may adopt such methods of allocation of income, gain, loss or deduction between a transferor and a transferee of a Partnership Interest as it determines necessary, to the extent permitted or required by
Section 706 of the Code and the regulations or rulings promulgated thereunder.

         (h) Allocations that would otherwise be made to a Partner under the provisions of this Article VI shall instead be made to the beneficial owner of Partnership Interests held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with
Section 6031(c) of the Code or any other method acceptable to the General Partner in its sole discretion.

SECTION 6.3       Distributions.
                  -------------

         (a) Within 45 days following the end of each Quarter commencing with the Quarter ending on September 30, 1999, an amount equal to 100% of Available Cash with respect to such Quarter shall, subject to Section 17-607 of the Delaware Act, be distributed in accordance with this Article VI by the Partnership to the Partners in accordance with their respective Percentage Interests. The immediately preceding sentence shall not require any distribution of cash if and to the extent such distribution would be prohibited by applicable law or by any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which the Partnership is a party or by which it is bound or its assets are subject. All distributions required to be made under this Agreement shall be made subject to Section 17-607 of the Delaware Act.

         (b) In the event of the dissolution and liquidation of the Partnership, all receipts received during or after the Quarter in which the Liquidation Date occurs, other than from borrowings described in (a)(ii) of the definition of Available Cash, shall be applied and distributed solely in accordance with, and subject to the terms and conditions of, Section 12.4.

                                  ARTICLE VII
                      MANAGEMENT AND OPERATION OF BUSINESS

SECTION 7.1       Management.
                  ----------

         (a) The General Partner shall conduct, direct and manage all activities of the Partnership in a manner that the General Partner determines is in the best interest of the MLP. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership shall be exclusively vested in the General Partner, and neither the Limited Partner nor any Assignee shall have any management power over the business and affairs of the Partnership. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.3, shall have full power and authority to do all things and on such terms as it, in its sole discretion, may deem necessary or appropriate to conduct the business of the Partnership, to exercise all powers set forth in Section 2.5 and to effectuate the purposes set forth in Section 2.4, including the following:

         (i) the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness, including indebtedness that is convertible into a Partnership Interest, and the incurring of any other obligations;

         (ii) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

         (iii) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person (the matters described in this clause (iii) being subject, however, to any prior approval that may be required by Section 7.3);

         (iv) the use of the assets of the Partnership (including cash on hand) for any purpose consistent with the terms of this Agreement, including the financing of the conduct of the operations of the Partnership Group, subject to Section 7.6, the lending of funds to other Persons (including the MLP and any member of the Partnership Group), the repayment of obligations of the MLP or any member of the Partnership Group and the making of capital contributions to any member of the Partnership Group;

         (v) the negotiation, execution and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Partnership under contractual arrangements to all or particular assets of the Partnership, with the other party to the contract to have no recourse against the General Partner or its assets other than its interests in the Partnership, even if same results in the terms of the transaction being less favorable to the Partnership than would otherwise be the case);

         (vi)     the distribution of Partnership cash;

         (vii) the selection and dismissal of employees (including employees having titles such as "president," "vice president," "secretary" and "treasurer") and agents, outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring;

         (viii) the maintenance of such insurance for the benefit of the Partnership Group and the Partners as it deems necessary or appropriate;

         (ix) the formation of, or acquisition of an interest in, and the contribution of property and the making of loans to, any further limited or general partnerships, joint ventures, corporations, limited liability companies or other relationships (including the acquisition of interests in, and the contributions of property to, any Operating Subsidiary from time to time) subject to the restrictions set forth in
                  Section 2.4;

         (x) the control of any matters affecting the rights and obligations of the Partnership, including the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation; and

         (xi) the indemnification of any Person against liabilities and contingencies to the extent permitted by law.

         (xii) the undertaking of any action in connection with the Partnership's participation in any Operating Subsidiary as a member, partner, participant or shareholder, as applicable.

         (b) Notwithstanding any other provision of this Agreement, the MLP Agreement, the Delaware Act or any applicable law, rule or regulation, each of the Partners and Assignees and each other Person who may acquire a Partnership Interest hereby:

         (i) approves, ratifies and confirms the execution, delivery and performance by the parties thereto of this Agreement, the MLP Agreement, the Underwriting Agreement, the Initial Contribution Agreement, the Contribution Agreement and the other agreements and documents described in or filed as exhibits to the Registration Statement that are related to the transactions contemplated by the Registration Statement;

         (ii) agrees that the General Partner (on its own or through any officer of the Partnership) is authorized to execute, deliver and perform the agreements referred to in clause (i) of this sentence and the other agreements, acts, transactions and matters described in or contemplated by the Registration Statement on behalf of the Partnership without any further act, approval or vote of the Partners or the Assignees or the other Persons who may acquire an interest in the Partnership; and

         (iii) agrees that the execution, delivery or performance by the General Partner, the MLP, any Group Member or any Affiliate of any of them, of this Agreement or any agreement authorized or permitted under this Agreement (including the exercise by the General Partner or any Affiliate of the General Partner of the rights accorded pursuant to Article XV), shall not constitute a breach by the General Partner of any duty that they may owe the Partnership or the Limited Partners or any other Persons under this Agreement (or any other agreements) or of any duty stated or implied by law or equity.

SECTION 7.2       Certificate of Limited Partnership.
                  ----------------------------------

         The General Partner has caused the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Act and shall use all reasonable efforts to cause to be filed such other certificates or documents as may be determined by the General Partner in its sole discretion to be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business or own property. To the extent that such action is determined by the General Partner in its sole discretion to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership or other entity in which the limited partners have limited liability) under the laws of the State of Delaware or of any other state in which the Partnership may elect to do business or own property. Subject to the terms of Section 3.4(a), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership, any qualification document or any amendment thereto to any Limited Partner or Assignee.

SECTION 7.3       Restrictions on General Partner's Authority.
                  -------------------------------------------

         (a) The General Partner may not, without written approval of the specific act by the Limited Partners or by other written instrument executed and delivered by the Limited Partners subsequent to the date of this Agreement, take any action in contravention of this Agreement, including, except as otherwise provided in this Agreement, (i) committing any act that would make it impossible to carry on the ordinary business of the Partnership; (ii) possessing Partnership property, or assigning any rights in specific Partnership property, for other than a Partnership purpose; (iii) admitting a Person as a Partner;
(iv) amending this Agreement in any manner or (v) transferring its General Partner Interest.

         (b) Except as provided in Articles XII and XIV, the General Partner may not sell, exchange or otherwise dispose of all or substantially all of the Partnership's assets in a single transaction or a series of related transactions (including by way of merger, consolidation or other combination) or approve on behalf of the Partnership the sale, exchange or other disposition of all or substantially all of the assets of the Partnership, without the approval of the Limited Partners; provided, however, that this provision shall not preclude or limit the General Partner's ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Partnership and shall not apply to any forced sale of any or all of the assets of the Partnership pursuant to the foreclosure of, or other realization upon, any such encumbrance. Without the approval of at least a Unit Majority, the General Partner shall not, on behalf of the MLP, (i) consent to any amendment to this Agreement or, except as expressly permitted by Section 7.9(d) of the MLP Agreement, take any action permitted to be taken by a Partner, in either case, that would have a material adverse effect on the MLP as a Partner or (ii) except as permitted under Sections 4.6, 11.1 or 11.2 of the MLP Agreement, elect or cause the MLP to elect a successor general partner of the Partnership.

SECTION 7.4       Reimbursement of the General Partner.
                  ------------------------------------

(a) Except as provided in this Section 7.4 and elsewhere in this Agreement or in the MLP Agreement, the General Partner shall not be compensated for its services as General Partner, general partner of the MLP or as a general partner or managing member of any Group Member.

(b) The General Partner shall be reimbursed on a monthly basis, or such other reasonable basis as the General Partner may determine in its sole discretion, for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership (including salary, bonus, incentive compensation and other amounts paid to any Person including Affiliates of such General Partner to perform services for the Partnership or for such General Partner in the discharge of its duties to the Partnership), and (ii) all other necessary or appropriate expenses allocable to the Partnership or otherwise reasonably incurred by such General Partner in connection with operating the Partnership's business (including expenses allocated to such General Partner by its Affiliates). The General Partner shall determine the expenses that are allocable to the Partnership in any reasonable manner determined by the General Partner in its sole discretion. Reimbursements pursuant to this Section 7.4 shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.7.

SECTION 7.5       Outside Activities.
                  ------------------

(a) After the Initial Closing Date, the General Partner, for so long as it is the General Partner of the Partnership:

         (i) agrees that its sole business will be to act as the general partner of the Partnership, the general partner of the MLP, and a general partner, managing member, or shareholder of any other partnership, limited liability company or corporation of which the Partnership or the MLP is, directly or indirectly, a partner, member or shareholder, as the case may be, and to undertake activities that are ancillary or related thereto (including being a limited partner in the MLP); and

         (ii) shall not engage in any business or activity or incur any debts or liabilities except in connection with or incidental to (A) its performance as general partner or managing member, as the case may be, of the Partnership, the MLP or one or more Group Members or as described in or contemplated by the Registration Statement or (B) the acquiring, owning or disposing of debt or equity securities in any Group Member.

         (b) Except as specifically restricted by Section 7.5(a), each Indemnitee (other than the General Partner) shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and possess an interest in other business ventures of any and every type or description, whether in businesses engaged in or anticipated to be engaged in by the MLP or any Group Member, independently or with others, including business interests and activities in direct competition with the business and activities of the MLP or any Group Member, and none of the same shall constitute a breach of this Agreement or any duty express or implied by law to the MLP or any Group Member or any Partner or Assignee. Neither the MLP nor any Group Member, any Limited Partner, nor any other Person shall have any rights by virtue of this Agreement, the MLP Agreement or the partnership relationship established hereby or thereby in any business ventures of any Indemnitee.

         (c) Subject to the terms of Section 7.5(a) and Section 7.5(b), but otherwise notwithstanding anything to the contrary in this Agreement, (i) the engaging in competitive activities by any Indemnitees (other than the General Partner) in accordance with the provisions of this Section 7.5 is hereby approved by the Partnership and all Partners, (ii) it shall be deemed not to be a breach of the General Partner's fiduciary duty or any other obligation of any type whatsoever of the General Partner for the Indemnitees (other than the General Partner) to engage in such business interests and activities in preference to or to the exclusion of the Partnership and (iii) the General Partner and the Indemnities shall have no obligation to present business opportunities to the Partnership.

         (d) The General Partner and any of its Affiliates may acquire Units or other MLP Securities in addition to those acquired on the Initial Closing Date and, except as otherwise provided in this Agreement, shall be entitled to exercise all rights relating to such Units or MLP Securities.

         (e) The term "Affiliates" when used in Section 7.5(a) and Section 7.5(e) with respect to the General Partner shall not include any Group Member or any Subsidiary of the MLP or any Group Member.

         (f) Anything in this Agreement to the contrary notwithstanding, to the extent that provisions of Sections 7.7, 7.8, 7.9, 7.10 or other Sections of this Agreement purport or are interpreted to have the effect of restricting the fiduciary duties that might otherwise, as a result of Delaware or other applicable law, be owed by the General Partner to the Partnership and its Limited Partners, or to constitute a waiver or consent by the Limited Partners to any such restriction, such provisions shall be inapplicable and have no effect in determining whether the General Partner has complied with its fiduciary duties in connection with determinations made by it under this Section 7.5.

         SECTION 7.6 Loans from the General Partner; Loans or Contributions from the Partnership; Contracts with Affiliates; Certain Restrictions on the General Partner.

         (a) The General Partner or any of its Affiliates may lend to the MLP or any Group Member, and the MLP or any Group Member may borrow from the General Partner or any of its Affiliates, funds needed or desired by the MLP or the Group Member for such periods of time and in such amounts as the General Partner may determine; provided, however, that in any such case the lending party may not charge the borrowing party interest at a rate greater than the rate that would be charged the borrowing party or impose terms less favorable to the borrowing party than would be charged or imposed on the borrowing party by unrelated lenders on comparable loans made on an arm's-length basis (without reference to the lending party's financial abilities or guarantees). The borrowing party shall reimburse the lending party for any costs (other than any additional interest costs) incurred by the lending party in connection with the borrowing of such funds. For purposes of this Section 7.6(a) and Section 7.6(b), the term "Group Member" shall include any Affiliate of a Group Member that is controlled by the Group Member. No Group Member may lend funds to the General Partner or any of its Affiliates (other than the MLP, a Subsidiary of the MLP or a Subsidiary of another Group Member).

         (b) The Partnership may lend or contribute to any Group Member, and any Group Member may borrow from the Partnership, funds on terms and conditions established in the sole discretion of the General Partner; provided, however, that the Partnership may not charge the Group Member interest at a rate less than the rate that would be charged to the Group Member (without reference to the General Partner's financial abilities or guarantees) by unrelated lenders on comparable loans. The foregoing authority shall be exercised by the General Partner in its sole discretion and shall not create any right or benefit in favor of any Group Member or any other Person.

         (c) The General Partner may itself, or may enter into an agreement with any of its Affiliates to, render services to a Group Member or to the General Partner in the discharge of its duties as the general partner of the Partnership. Any services rendered to a Group Member by the General Partner or any of its Affiliates shall be on terms that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 7.6(c) shall be deemed satisfied as to (i) any transaction approved by Special Approval, (ii) any transaction, the terms of which are no less favorable to the Partnership Group than those generally being provided to or available from unrelated third parties or (iii) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership Group), is equitable to the Partnership Group. The provisions of
Section 7.4 shall apply to the rendering of services described in this Section 7.6(c).

         (d) The Partnership Group may transfer assets to joint ventures, other partnerships, corporations, limited liability companies or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as are consistent with this Agreement and applicable law.

         (e) Neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 7.6(e) shall be deemed to be satisfied as to (i) the transactions effected pursuant to Sections 5.2 and 5.3, the Initial Contribution Agreement, the Contribution Agreement and any other transactions described in or contemplated by the Registration Statement, (ii) any transaction approved by Special Approval, (iii) any transaction, the terms of which are no less favorable to the Partnership than those generally being provided to or available from unrelated third parties, or (iv) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership), is equitable to the Partnership.

         (f) The General Partner and its Affiliates will have no obligation to permit any Group Member to use any facilities or assets of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use, nor shall there be any obligation on the part of the General Partner or its Affiliates to enter into such contracts.

         (g) Without limitation of Sections 7.6(a) through 7.6(f), and notwithstanding anything to the contrary in this Agreement, the existence of the conflicts of interest described in the Registration Statement are hereby approved by all Partners.

SECTION 7.7       Indemnification.
                  ---------------

         (a) To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, all Indemnitees shall be indemnified and held harmless by the Partnership from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee; provided, that in each case the Indemnitee acted in good faith and in a manner that such Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Partnership and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful; provided, further, no indemnification pursuant to this Section 7.7 shall be available to the General Partner with respect to its obligations incurred pursuant to the Underwriting Agreement, the Initial Contribution Agreement and the Contribution Agreement (other than obligations incurred by the General Partner on behalf of the MLP, the Partnership or any Operating Subsidiary). The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee acted in a manner contrary to that specified above. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, it being agreed that the General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification.

         (b) To the fullest extent permitted by law, expenses (including legal fees and expenses) incurred by an Indemnitee who is indemnified pursuant to
Section 7.7(a) in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership of any undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as authorized in this Section 7.7.

         (c) The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, both as to actions in the Indemnitee's capacity as an Indemnitee and as to actions in any other capacity (including any capacity under the Underwriting Agreement), and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

         (d) The Partnership may purchase and maintain (or reimburse the General Partner or its Affiliates for the cost of) insurance, on behalf of the General Partner, its Affiliates and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expense that may be incurred by such Person in connection with the Partnership's activities or such Person's activities on behalf of the Partnership, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

         (e) For purposes of this Section 7.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute "fines" within the meaning of Section 7.7(a); and action taken or omitted by it with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is in, or not opposed to, the best interests of the Partnership.

         (f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

         (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

         (h) The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

         (i) No amendment, modification or repeal of this Section 7.7 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Partnership, nor the obligations of the Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

SECTION 7.8       Liability of Indemnitees.
                  ------------------------

         (a) Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Partnership, the Limited Partners, the Assignees or any other Persons who have acquired interests in the Partnership, Common Units or other MLP Securities, for losses sustained or liabilities incurred as a result of any act or omission if such Indemnitee acted in good faith.

         (b) Subject to its obligations and duties as General Partner set forth in Section 7.1(a), the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and the General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

         (c) To the extent that, at law or in equity, an Indemnitee has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to the Limited Partners, the General Partner and any other Indemnitee acting in connection with the Partnership's business or affairs shall not be liable to the Partnership or to any Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict or otherwise modify the duties and liabilities of an Indemnitee otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such Indemnitee.

         (d) Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability to the Partnership, the Limited Partners, the General Partner, and the Partnership's and General Partner's directors, officers and employees under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

SECTION 7.9       Resolution of Conflicts of Interest.
                  -----------------------------------

         (a) Unless otherwise expressly provided in this Agreement or the MLP Agreement, whenever a potential conflict of interest exists or arises between the General Partner or any of its Affiliates, on the one hand, and the Partnership, the MLP, any Operating Subsidiary, any Partner or any Assignee, on the other, any resolution or course of action by the General Partner or its Affiliates in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement of the MLP Agreement, of any Operating Subsidiary Agreement, of any agreement contemplated herein or therein, or of any duty stated or implied by law or equity, if the resolution or course of action is, or by operation of this Agreement is deemed to be, fair and reasonable to the Partnership. The General Partner shall be authorized but not required in connection with its resolution of such conflict of interest to seek Special Approval of such resolution. Any conflict of interest and any resolution of such conflict of interest shall be conclusively deemed fair and reasonable to the Partnership if such conflict of interest or resolution is:

         (i) approved by Special Approval (as long as the material facts known to the General Partner or any of its Affiliates regarding any proposed transaction were disclosed to the Conflicts Committee at the time it gave its approval);

         (ii) on terms no less favorable to the Partnership than those generally being provided to or available from unrelated third parties; or

         (iii) fair to the Partnership, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership).

         (b) The General Partner may also adopt a resolution or course of action that has not received Special Approval. The General Partner (including the Conflicts Committee in connection with Special Approval) shall be authorized in connection with its determination of what is "fair and reasonable" to the Partnership and in connection with its resolution of any conflict of interest to consider:

         (i) the relative interests of any party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interest;

         (ii) any customary or accepted industry practices and any customary or historical dealings with a particular Person;

         (iii) any applicable generally accepted accounting practices or principles; and

         (iv) such additional factors as the General Partner (including the Conflicts Committee) determines in its sole discretion to be relevant, reasonable or appropriate under the circumstances. Nothing contained in this Agreement, however, is intended to nor shall it be construed to require the General Partner (including the Conflicts Committee) to consider the interests of any Person other than the Partnership.

In the absence of bad faith by the General Partner, the resolution, action or terms so made, taken or provided by the General Partner with respect to such matter shall not constitute a breach of this Agreement or any other agreement contemplated herein or a breach of any standard of care or duty imposed herein or therein or, to the extent permitted by law, under the Delaware Act or any other law, rule or regulation.

         (c) Whenever this Agreement or any other agreement contemplated hereby provides that the General Partner or any of its Affiliates is permitted or required to make a decision:

         (i) in its "sole discretion" or "discretion," that it deems "necessary or appropriate" or "necessary or advisable" or under a grant of similar authority or latitude, except as otherwise provided herein, the General Partner or such Affiliate shall be entitled to consider only such interests and factors as it desires and shall have no duty or obligation to give any consideration to any interest of, or factors affecting, the Partnership, the MLP, any Limited Partner or any Assignee;

         (ii) it may make such decision in its sole discretion (regardless of whether there is a reference to "sole discretion" or "discretion") unless another express standard is provided for; or

         (iii) in "good faith" or under another express standard, the General Partner or such Affiliate shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement, the MLP Agreement, the Operating Subsidiary Agreement any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation.

         (d) In addition, any actions taken by the General Partner or such Affiliate consistent with the standards of "reasonable discretion" set forth in the definition of Available Cash shall not constitute a breach of any duty of the General Partner to the Partnership or the Limited Partners. The General Partner shall have no duty, express or implied, to sell or otherwise dispose of any asset of the Partnership Group other than in the ordinary course of business. No borrowing by any Group Member or the approval thereof by the General Partner shall be deemed to constitute a breach of any duty of the General Partner to the Partnership or the Limited Partners by reason of the fact that the purpose or effect of such borrowing is directly or indirectly to (i) enable distributions to the General Partner or its Affiliates to exceed 1.0101% of the total amount distributed to all Partners or (ii) hasten the expiration of the Subordination Period, the conversion of any Deferred Participation Units into Subordinated Units or the conversion of any Subordinated Units into Common Units.

         (e) Whenever a particular transaction, arrangement or resolution of a conflict of interest is required under this Agreement to be "fair and reasonable" to any Person, the fair and reasonable nature of such transaction, arrangement or resolution shall be considered in the context of all similar or related transactions.

         (f) The Limited Partner(s) hereby authorizes the General Partner, on behalf of the Partnership as a partner or member of a Group Member, to approve of actions by the general partner of such Group Member similar to those actions permitted to be taken by the General Partner pursuant to this Section 7.9.

SECTION 7.10      Other Matters Concerning the General Partner.
                  --------------------------------------------

         (a) The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

         (b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion (including an Opinion of Counsel) of such Persons as to matters that the General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

         (c) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers, a duly appointed attorney or attorneys-in-fact or the duly authorized officers of the Partnership.

         (d) Any standard of care and duty imposed by this Agreement or under the Delaware Act or any applicable law, rule or regulation shall be modified, waived or limited, to the extent permitted by law, as required to permit the General Partner to act under this Agreement or any other agreement contemplated by this Agreement and to make any decision pursuant to the authority prescribed in this Agreement, so long as such action is reasonably believed by the General Partner to be in, or not inconsistent with, the best interests of the Partnership.

SECTION 7.11      Reliance by Third Parties.
                  -------------------------

         Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner and any officer of the General Partner authorized by the General Partner to act on behalf of and in the name of the Partnership has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any authorized contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner or any such officer as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner or any such officer in connection with any such dealing. In no event shall any Person dealing with the General Partner or any such officer or its representatives be obligated to ascertain that the terms of the Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or any such officer or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

                                  ARTICLE VIII
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

SECTION 8.1       Records and Accounting.
                  ----------------------

         The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including all books and records necessary to provide to the Limited Partners any information required to be provided pursuant to Section 3.4(a). Any books and records maintained by or on behalf of the Partnership in the regular course of its business, including books of account and records of Partnership proceedings, may be kept on, or be in the form of, computer disks, hard drives, punch cards, magnetic tape, photographs, micrographics or any other commonly recognized information storage device; provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for both tax and financial reporting purposes, on an accrual basis. The books of the Partnership shall be maintained for financial reporting purposes in accordance with U.S. GAAP.

SECTION 8.2       Fiscal Year.
                  -----------

         The fiscal year of the Partnership shall be a fiscal year ending December 31.

                                   ARTICLE IX
                                  TAX MATTERS

SECTION 9.1       Tax Returns and Information.
                  ---------------------------

         The General Partner shall arrange for the preparation and timely filing of all returns of the Partnership that are required for federal, state and local income tax purposes on the basis of the accrual method and a taxable year ending on December 31. The General Partner shall use all reasonable efforts to furnish, within 90 days of the close of the calendar year in which the Partnership's taxable year ends, the tax information reasonably required by the Limited Partners for federal and state income tax reporting purposes with respect to a taxable year. The classification, realization and recognition of income, gain, losses and deductions and other items shall be on the accrual method of accounting for federal income tax purposes.

SECTION 9.2       Tax Elections.
                  -------------

(a) The Partnership shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder, subject to the reservation of the right to seek to revoke any such election upon the General Partner's determination that such revocation is in the best interests of the Limited Partners.

(b) The Partnership shall elect to deduct expenses incurred in organizing the Partnership ratably over a sixty-month period as provided in Section 709 of the Code.

(c) Except as otherwise provided herein, the General Partner shall determine whether the Partnership should make any other elections permitted by the Code.

SECTION 9.3       Tax Controversies.
                  -----------------

         Subject to the provisions hereof, the General Partner is designated as the Tax Matters Partner (as defined in the Code) and is authorized and required to represent the Partnership (at the Partnership's expense) in connection with all examinations of the Partnership's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith. Each Partner and Assignee agrees to cooperate with the General Partner and to do or refrain from doing any or all things reasonably required by the General Partner to conduct such proceedings.

SECTION 9.4       Withholding.
                  -----------

         Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines in its discretion to be necessary or appropriate to cause the Partnership and any Operating Subsidiary to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required or elects to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to any Partner or Assignee (including, without limitation, by reason of Section 1446 of the Code), the amount withheld may at the discretion of the General Partner be treated by the Partnership as a distribution of cash pursuant to
Section 6.3 in the amount of such withholding from such Partner.

                                   ARTICLE X
                              ADMISSION OF PARTNERS

SECTION 10.1      Admission of General Partner.
                  ----------------------------

         Upon the consummation of the transfers and conveyances described in
Section 5.2, the General Partner became the sole general partner of the Partnership and the MLP became the sole limited partner of the Partnership.

SECTION 10.2      Admission of Substituted Limited Partner.
                  ----------------------------------------

         (a) By transfer of a Limited Partner Interest in accordance with
Article IV, the transferor shall be deemed to have given the transferee the right to seek admission as a Substituted Limited Partner subject to the conditions of, and in the manner permitted under, this Agreement. A transferor of a Limited Partner Interest shall, however, only have the authority to convey to a purchaser or other transferee (i) the right to negotiate such Limited Partner Interest to a purchaser or other transferee and (ii) the right to request admission as a Substituted Limited Partner to such purchaser or other transferee in respect of the transferred Limited Partner Interests. Each transferee of a Limited Partner Interest shall be an Assignee and be deemed to have applied to become a Substituted Limited Partner with respect to the Limited Partner Interests so transferred to such Person.

         (b) Such Assignee shall become a Substituted Limited Partner (i) at such time as the General Partner consents thereto, which consent may be given or withheld in the General Partner's discretion, and (ii) when any such admission is shown on the books and records of the Partnership. If such consent is withheld, such transferee shall remain an Assignee. An Assignee shall have an interest in the Partnership equivalent to that of a Limited Partner with respect to allocations and distributions, including liquidating distributions, of the Partnership. With respect to voting rights attributable to Limited Partner Interests that are held by Assignees, the General Partner shall be deemed to be the Limited Partner with respect thereto and shall, in exercising the voting rights in respect of such Limited Partner Interests on any matter, vote such Limited Partner Interests at the written direction of the Assignee. If no such written direction is received, such Partnership Interests will not be voted. An Assignee shall have no other rights of a Limited Partner.

SECTION 10.3      Admission of Additional Limited Partners.
                  ----------------------------------------

         (a) A Person (other than the General Partner, the MLP or a Substituted Limited Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including the power of attorney granted in Section 2.6, and (ii) such other documents or instruments as may be required in the discretion of the General Partner to effect such Person's admission as an Additional Limited Partner.

         (b) Notwithstanding anything to the contrary in this Section 10.3, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded as such in the books and records of the Partnership, following the consent of the General Partner to such admission.

SECTION 10.4      Admission of Successor or Transferee General Partner.
                  ----------------------------------------------------

         A successor General Partner approved pursuant to Section 11.1 or 11.2 or the transferee of or successor to all of the General Partner's Partnership Interest pursuant to Section 4.2 who is proposed to be admitted as a successor General Partner shall, subject to compliance with the terms of Section 11.3, if applicable, be admitted to the Partnership as the General Partner effective immediately prior to the withdrawal or removal of the predecessor or transferring General Partner, pursuant to Section 11.1 or 11.2 or the transfer of the General Partner Interest pursuant to Section 4.2, provided, however, that no such successor shall be admitted to the Partnership until compliance with the terms of Section 4.2 has occurred and such successor has executed and delivered such other documents or instruments as may be required to effect such admission. Any such successor shall, subject to the terms hereof, carry on the business of the members of the Partnership Group without dissolution.

SECTION 10.5 Amendment of Agreement and Certificate of Limited Partnership.

         To effect the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Delaware Act to amend the records of the Partnership to reflect such admission and, if necessary, to prepare as soon as practicable an amendment to this Agreement and, if required by law, the General Partner shall prepare and file an amendment to the Certificate of Limited Partnership, and the General Partner may for this purpose, among others, exercise the power of attorney granted pursuant to
Section 2.6.

                                   ARTICLE XI
                       WITHDRAWAL OR REMOVAL OF PARTNERS

SECTION 11.1      Withdrawal of the General Partner.
                  ---------------------------------

(a) The General Partner shall be deemed to have withdrawn from the Partnership upon the occurrence of any one of the following events (each such event herein referred to as an "Event of Withdrawal");

         (i) The General Partner voluntarily withdraws from the Partnership by giving written notice to the other Partners;

         (ii) The General Partner transfers all of its General Partner Interests pursuant to Section 4.2;

         (iii)    The General Partner is removed pursuant to Section 11.2;

         (iv) The General Partner withdraws from, or is removed as the General Partner of, the MLP;

         (v) The General Partner (A) makes a general assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition for relief under Chapter 7 of the United States Bankruptcy Code; (C) files a petition or answer seeking for itself a liquidation, dissolution or similar relief (but not a reorganization or readjustment) under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General Partner in a proceeding of the type described in clauses
                  (A)-(C) of this Section 11.1(a)(v); or (E) seeks, consents to or acquiesces in the appointment of a trustee (but not a debtor in possession), receiver or liquidator of the General Partner or of all or any substantial part of its properties;

         (vi) A final and non-appealable order of relief under Chapter 7 of the United States Bankruptcy Code is entered by a court with appropriate jurisdiction pursuant to a voluntary or involuntary petition by or against the General Partner that the General Partner is bankrupt or insolvent; or

         (vii) (A) in the event the General Partner is a corporation, a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation; (B) in the event the General Partner is a partnership or limited liability company, the dissolution and commencement of winding up of the General Partner; (C) in the event the General Partner is acting in such capacity by virtue of being a trustee of a trust, the termination of the trust;
                  (D) in the event the General Partner is a natural person, his death or adjudication of incompetency; and (E) otherwise in the event of the termination of the General Partner.

If an Event of Withdrawal specified in Section 11.1(a)(iv)(with respect to withdrawal), (v), (vi) or (vii)(A), (B), (C) or (E) occurs, the withdrawing General Partner shall give notice to the Limited Partners within 30 days after such occurrence. The Partners hereby agree that only the Events of Withdrawal described in this Section 11.1 shall result in the withdrawal of the General Partner from the Partnership.

         (b) Withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall not constitute a breach of this Agreement under the following circumstances:

         (i) at any time during the period beginning on the Initial Closing Date and ending at 12:00 midnight, Eastern Standard Time, on the last day of the Subordination Period, the General Partner voluntarily withdraws by giving at least 90 days advance notice of its intention to withdraw to the Limited Partners; provided, that prior to the effective date of such withdrawal, the withdrawal is approved by the Limited Partners and the General Partner delivers to the Partnership an Opinion of Counsel ("Withdrawal Opinion of Counsel") that such withdrawal (following the selection of the successor General Partner) would not result in the loss of the limited liability of any Limited Partner, of the limited partners of the MLP or of the non-managing members, limited partners or shareholders, as applicable, of the Operating Subsidiaries or cause the Partnership, the MLP or the Operating Subsidiaries to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not previously treated as such);

         (ii) at any time after 12:00 midnight, Eastern Standard Time, on the last day of the Subordination Period, the General Partner voluntarily withdraws by giving at least 90 days' advance notice to the Limited Partners, such withdrawal to take effect on the date specified in such notice; or

         (iii) at any time that the General Partner ceases to be the General Partner pursuant to Section 11.1(a)(ii), (iii) or (iv).

(c) If the General Partner gives a notice of withdrawal pursuant to Section 11.1(a)(i) hereof or Section 11.1(a)(i) of the MLP Agreement, the Limited Partners may, prior to the effective date of such withdrawal, elect a successor General Partner; provided, however, that such successor shall be the same person, if any, that is elected by the limited partners of the MLP pursuant to
Section 11.1 of the MLP Agreement as the successor to the general partner of the MLP. If, prior to the effective date of the General Partner's withdrawal, a successor is not selected by the Limited Partners as provided herein or the Partnership does not receive a Withdrawal Opinion of Counsel, the Partnership shall be dissolved in accordance with Section 12.1. Any successor General Partner elected in accordance with the terms of this Section 11.1 shall be subject to the provisions of Section 10.4.

SECTION 11.2      Removal of the General Partner.
                  ------------------------------

         (a) The General Partner shall be removed if the General Partner is removed as the general partner of the MLP pursuant to Section 11.2 of the MLP Agreement. Such removal shall be effective concurrently with the effectiveness of the removal of the General Partner as the general partner of the MLP pursuant to the terms of the MLP Agreement. If a successor general partner for the MLP is elected in connection with the removal of the General Partner, such successor general partner for the MLP shall, upon admission pursuant to Article X herein, automatically become the successor General Partner of the Partnership. The admission of any such successor General Partner to the Partnership shall be subject to the provisions of Section 10.4.

         (b) The General Partner shall be removed if the MLP, in its sole discretion, approves the removal. Any action by the MLP to remove the General Partner as provided in this Section 11.2(b) must also provide for the election of a successor General Partner by the MLP. Removal of the General Partner shall be effective immediately following the admissions of a successor General Partner pursuant to Article X. The admission of any successor General Partner to the Partnership shall be subject to the provisions of Section 10.4.

SECTION 11.3      Interest of Departing Partner.
                  -----------------------------

         (a) The Partnership Interest of the Departing Partner departing as a result of withdrawal or removal pursuant to Section 11.1 or 11.2 shall (unless it is otherwise required to be converted into Common Units pursuant to Section 11.3(c) of the MLP Agreement) be purchased by the successor to the Departing Partner for cash in the manner specified in the MLP Agreement. Such purchase (or conversion into Common Units, as applicable) shall be a condition to the admission to the Partnership of the successor as the General Partner. Any successor General Partner shall indemnify the Departing Partner as to all debts and liabilities of the Partnership arising on or after the effective date of the withdrawal or removal of the Departing Partner.

         (b) The Departing Partner shall be entitled to receive all reimbursements due such Departing Partner pursuant to Section 7.4, including any employee-related liabilities (including severance liabilities), incurred in connection with the termination of any employees employed by such Departing Partner for the benefit of the Partnership.

SECTION 11.4      Withdrawal of a Limited Partner.
                  -------------------------------

         Without the prior written consent of the General Partner, which may be granted or withheld in its sole discretion, and except as provided in Section 10.1, no Limited Partner shall have the right to withdraw from the Partnership.

                                  ARTICLE XII
                          DISSOLUTION AND LIQUIDATION

SECTION 12.1      Dissolution.
                  -----------

         The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the removal or withdrawal of the General Partner, if a successor General Partner is elected pursuant to Section 11.1 or 11.2, the Partnership shall not be dissolved and such successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and (subject to Section 12.2) its affairs shall be wound up, upon:

         (a) the expiration of its term as provided in Section 2.7;

         (b) an Event of Withdrawal of the General Partner as provided in
Section 11.1(a) (other than Section 11.1(a)(ii)), unless a successor is elected and a Withdrawal Opinion of Counsel is received as provided in Section 11.1(b) herein or 11.2 of the MLP Agreement and such successor is admitted to the Partnership pursuant to Section 10.3;

         (c) an election to dissolve the Partnership by the General Partner that is approved by all of the Limited Partners;

         (d) the entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Delaware Act;

         (e) the sale of all or substantially all of the assets and properties of the Partnership Group; or

(f)      the dissolution of the MLP.

SECTION 12.2 Continuation of the Business of the Partnership After Dissolution.

         Upon (a) dissolution of the Partnership following an Event of Withdrawal caused by the withdrawal or removal of the General Partner as provided in Section 11.1(a)(i) or (iii) and the failure of the Partners to select a successor to such Departing Partner pursuant to Section 11.1 or 11.2, then within 90 days thereafter, or (b) dissolution of the Partnership upon an event constituting an Event of Withdrawal as defined in Section 11.1(a)(iv), (v) or (vi) of the MLP Agreement, then, to the maximum extent permitted by law, within 180 days thereafter, all of the Limited Partners may elect to reconstitute the Partnership and continue its business on the same terms and conditions set forth in this Agreement by forming a new limited partnership on terms identical to those set forth in this Agreement and having as a general partner a Person approved by a majority in interest of the Limited Partners. In addition, upon dissolution of the Partnership pursuant to Section 12.1(f), if the MLP is reconstituted pursuant to Section 12.2 of the MLP Agreement, the reconstituted MLP may, within 180 days after such event of dissolution, acting alone, regardless of whether there are any other Limited Partners, elect to reconstitute the Partnership in accordance with the immediately preceding sentence. Upon any such election by the Limited Partners or the MLP, as the case may be, all Partners shall be bound thereby and shall be deemed to have approved same. Unless such an election is made within the applicable time period as set forth above, the Partnership shall conduct only activities necessary to wind up its affairs. If such an election is so made, then:

         (i) the reconstituted Partnership shall continue until the end of the term set forth in Section 2.7 unless earlier dissolved in accordance with this Article XII;

         (ii) if the successor General Partner is not the former General Partner, then the interest of the former General Partner shall be purchased by the successor General Partner or converted into Common Units as provided in the MLP Agreement; and

         (iii) all necessary steps shall be taken to cancel this Agreement and the Certificate of Limited Partnership and to enter into and, as necessary, to file, a new partnership agreement and certificate of limited partnership, and the successor General Partner may for this purpose exercise the power of attorney granted the General Partner pursuant to Section 2.6; provided, that the right to approve a successor General Partner and to reconstitute and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel that (x) the exercise of the right would not result in the loss of limited liability of the Limited Partners or any limited partner of the MLP and (y) neither the Partnership, the reconstituted limited partnership, the MLP nor the Operating Subsidiaries would be treated as an association taxable as a corporation or otherwise be taxable as an entity for federal income tax purposes (to the extent not previously treated as such) upon the exercise of such right to continue.

SECTION 12.3      Liquidator.
                  ----------

         Upon dissolution of the Partnership, unless the Partnership is continued under an election to reconstitute and continue the Partnership pursuant to Section 12.2, the General Partner, or in the event the General Partner has been dissolved or removed, become bankrupt as set forth in Section
11.1 or withdrawn from the Partnership, a liquidator or liquidating committee approved by the Limited Partners, shall select one or more Persons to act as Liquidator. The Liquidator (if other than the General Partner) shall be entitled to receive such compensation for its services as may be approved by a majority of the Limited Partners. The Liquidator (if other than the General Partner) shall agree not to resign at any time without 15 days' prior notice and may be removed at any time, with or without cause, by notice of removal approved by a majority in interest of the Limited Partners. Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be approved by at least a majority in interest of the Limited Partners. The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly provided in this Article XII, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the General Partner under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitation on sale set forth in
Section 7.3(b)) to the extent necessary or desirable in the good faith judgment of the Liquidator to carry out the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of the Liquidator to complete the winding up and liquidation of the Partnership as provided for herein.

SECTION 12.4      Liquidation.
                  -----------

         The Liquidator shall proceed to dispose of the assets of the Partnership, discharge its liabilities, and otherwise wind up its affairs in such manner and over such period as the Liquidator determines to be in the best interest of the Partners, subject to Section 17-804 of the Delaware Act and the following:

         (a) Disposition of Assets. The assets may be disposed of by public or private sale or by distribution in kind to one or more Partners on such terms as the Liquidator and such Partner or Partners may agree. If any property is distributed in kind, the Partner receiving the property shall be deemed for purposes of Section 12.4(c) to have received cash equal to its fair market value; and contemporaneously therewith, appropriate cash distributions must be made to the other Partners. The Liquidator may, in its absolute discretion, defer liquidation or distribution of the Partnership's assets for a reasonable time if it determines that an immediate sale or distribution of all or some of the Partnership's assets would be impractical or would cause undue loss to the Partners. The Liquidator may, in its absolute discretion, distribute the Partnership's assets, in whole or in part, in kind if it determines that a sale would be impractical or would cause undue loss to the Partners.

         (b) Discharge of Liabilities. Liabilities of the Partnership include amounts owed to Partners otherwise than in respect of their distribution rights under Article VI. With respect to any liability that is contingent, conditional or unmatured or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it thinks appropriate or establish a reserve of cash or other assets to provide for its payment. When paid, any unused portion of the reserve shall be distributed as additional liquidation proceeds.

         (c) Liquidation Distributions. All property and all cash in excess of that required to discharge liabilities as provided in Section 12.4(b) shall be distributed to the Partners in accordance with, and to the extent of, the positive balances in their respective Capital Accounts, as determined after taking into account all Capital Account adjustments (other than those made by reason of distributions pursuant to this Section 12.4(c)) for the taxable year of the Partnership during which the liquidation of the Partnership occurs (with such date of occurrence being determined pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(g)), and such distribution shall be made by the end of such taxable year (or, if later, within 90 days after said date of such occurrence).

SECTION 12.5      Cancellation of Certificate of Limited Partnership.
                  --------------------------------------------------

         Upon the completion of the distribution of Partnership cash and property as provided in Section 12.4 in connection with the liquidation of the Partnership, the Partnership shall be terminated and the Certificate of Limited Partnership, and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware, shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

SECTION 12.6      Return of Contributions.
                  -----------------------

         The General Partner shall not be personally liable for, and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate, the return of the Capital Contributions of the Limited Partners, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

SECTION 12.7      Waiver of Partition.
                  -------------------

         To the maximum extent permitted by law, each Partner hereby waives any right to partition of the Partnership property.

SECTION 12.8      Capital Account Restoration.
                  ---------------------------

         No Limited Partner shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Partnership. The General Partner shall be obligated to restore any negative balance in its Capital Account upon liquidation of its interest in the Partnership by the end of the taxable year of the Partnership during which such liquidation occurs, or, if later, within 90 days after the date of such liquidation.

SECTION 12.9      Reasonable Time for Winding Up.

         A reasonable time shall be allowed for the orderly winding up of business and affairs of the Partnership and the liquidation of its assets pursuant to Section 12.4 in order to minimize any losses otherwise attendant upon such winding up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

                                  ARTICLE XIII
                       AMENDMENT OF PARTNERSHIP AGREEMENT

SECTION 13.1 Amendment to be Adopted Solely by the General Partner.

         Each Partner agrees that the General Partner, without the approval of any Partner or Assignee, may amend any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

         (a) a change in the name of the Partnership, the location of the principal place of business of the Partnership, the registered agent of the Partnership or the registered office of the Partnership;

         (b) admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

         (c) a change that, in the sole discretion of the General Partner, is necessary or advisable to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state or to ensure that no Group Member will be treated as an association taxable as a corporation or otherwise taxed as an entity for federal income tax purposes;

         (d) a change that, in the discretion of the General Partner:

         (i) does not adversely affect the Limited Partners in any material respect;

         (ii) is necessary or advisable to (A) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the Delaware Act) or (B) facilitate the trading of limited partner interests of the MLP (including the division of any class or classes of outstanding limited partner interests of the MLP into different classes to facilitate uniformity of tax consequences within such classes of limited partner interests of the MLP) or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which such limited partner interests are or will be listed for trading, compliance with any of which the General Partner determines in its discretion to be in the best interests of the MLP and the limited partners of the MLP;

         (iii) is required to effect the intent expressed in the Registration Statement or the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement; or

         (iv) is required to conform the provisions of this Agreement with the provisions of the MLP Agreement as the provisions of the MLP Agreement may be amended, supplemented or restated from time to time;

         (e) a change in the fiscal year or taxable year of the Partnership and any changes that, in the discretion of the General Partner, are necessary or advisable as a result of a change in the fiscal year or taxable year of the Partnership including, if the General Partner shall so determine, a change in the definition of "Quarter" and the dates on which distributions are to be made by the Partnership;

         (f) an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership, or the General Partner or their directors, officers, trustees or agents from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or "plan asset" regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

         (g) any amendment expressly permitted in this Agreement to be made by the General Partner acting alone;

         (h) an amendment effected, necessitated or contemplated by a Merger Agreement approved in accordance with Section 14.3;

         (i) an amendment that, in the discretion of the General Partner, is necessary or advisable to reflect, account for and deal with appropriately the formation by the Partnership of, or investment by the Partnership in, any corporation, partnership, joint venture, limited liability company or other entity, in connection with the conduct by the Partnership of activities permitted by the terms of Section 2.4;

(j)      a merger or conveyance pursuant to Section 14.3(d); or

(k)      any other amendments substantially similar to the foregoing.

SECTION 13.2      Amendment Procedures.
                  --------------------

         Except with respect to amendments of the type described in Section 13.1, all amendments to this Agreement may be proposed only by or with the consent of the General Partner which consent may be given or withheld in its sole discretion, and any such proposed amendment shall be effective upon its approval by the Limited Partners.

                                  ARTICLE XIV
                                     MERGER

SECTION 14.1      Authority.
                  ---------

         The Partnership may merge or consolidate with one or more corporations, limited liability companies, business trusts or associations, real estate investment trusts, common law trusts or unincorporated businesses, including a general partnership or limited partnership, formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written agreement of merger or consolidation ("Merger Agreement") in accordance with this Article XIV.

SECTION 14.2      Procedure for Merger or Consolidation.
                  -------------------------------------

         Merger or consolidation of the Partnership pursuant to this Article XIV requires the prior approval of the General Partner. If the General Partner shall determine, in the exercise of its discretion, to consent to the merger or consolidation, the General Partner shall approve the Merger Agreement, which shall set forth:

         (a) The names and jurisdictions of formation or organization of each of the business entities proposing to merge or consolidate;

         (b) The name and jurisdiction of formation or organization of the business entity that is to survive the proposed merger or consolidation (the "Surviving Business Entity");

         (c) The terms and conditions of the proposed merger or consolidation;

         (d) The manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity; and (i) if any general or limited partner interests, securities or rights of any constituent business entity are not to be exchanged or converted solely for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity, the cash, property or general or limited partner interests, rights, securities or obligations of any limited partnership, corporation, trust or other entity (other than the Surviving Business Entity) which the holders of such general or limited partner interests, securities or rights are to receive in exchange for, or upon conversion of their general or limited partner interests, securities or rights, and (ii) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity or any general or limited partnership, corporation, trust or other entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

         (e) A statement of any changes in the constituent documents or the adoption of new constituent documents (the articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger or consolidation;

         (f) The effective time of the merger, which may be the date of the filing of the certificate of merger pursuant to Section 14.4 or a later date specified in or determinable in accordance with the Merger Agreement (provided, that if the effective time of the merger is to be later than the date of the filing of the certificate of merger, the effective time shall be fixed no later than the time of the filing of the certificate of merger and stated therein); and

         (g) Such other provisions with respect to the proposed merger or consolidation as are deemed necessary or appropriate by the General Partner.

SECTION 14.3 Approval by Limited Partners of Merger or Consolidation.

(a) Except as provided in Section 14.3(d), the General Partner, upon its approval of the Merger Agreement, shall direct that the Merger Agreement be submitted to a vote of the Limited Partners, whether at a special meeting or by written consent, in either case in accordance with the requirements of Article
XIII. A copy or a summary of the Merger Agreement shall be included in or enclosed with the notice of a special meeting or the written consent.

(b) Except as provided in Section 14.3(d), the Merger Agreement shall be approved upon receiving the affirmative vote or consent of the Limited Partners.

(c) Except as provided in Section 14.3(d), after such approval by vote or consent of the Limited Partners, and at any time prior to the filing of the certificate of merger pursuant to Section 14.4, the merger or consolidation may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement.

(d) Notwithstanding anything else contained in this Article XIV or in this Agreement, the General Partner is permitted, in its discretion, without Limited Partner approval, to merge the Partnership or any Group Member into, or convey all of the Partnership's assets to, another limited liability entity which shall be newly formed and shall have no assets, liabilities or operations at the time of such Merger other than those it receives from the Partnership or other Group Member if:

         (i) the General Partner has received an Opinion of Counsel that the merger or conveyance, as the case may be, would not result in the loss of the limited liability of any Limited Partner, any limited partner in the MLP or any member, limited partner or shareholder, as applicable, of the Operating Subsidiaries or cause the Partnership, the MLP or the Operating Subsidiaries to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not previously treated as such);

         (ii) the sole purpose of such merger or conveyance is to effect a mere change in the legal form of the Partnership into another limited liability entity; and

         (iii) the governing instruments of the new entity provide the Limited Partners and the General Partner with the same rights and obligations as are herein contained.

SECTION 14.4      Certificate of Merger.
                  ---------------------

         Upon the required approval by the General Partner and the Limited Partners of a Merger Agreement, a certificate of merger shall be executed and filed with the Secretary of State of the State of Delaware in conformity with the requirements of the Delaware Act.

SECTION 14.5      Effect of Merger.
                  ----------------

         (a) At the effective time of the certificate of merger:

         (i) all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities, shall be vested in the Surviving Business Entity and after the merger or consolidation shall be the property of the Surviving Business Entity to the extent they were of each constituent business entity;

         (ii) the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger or consolidation;

         (iii) all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

         (iv) all debts, liabilities and duties of those constituent business entities shall attach to the Surviving Business Entity and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

         (b) A merger or consolidation effected pursuant to this Article shall not be deemed to result in a transfer or assignment of assets or liabilities from one entity to another.

                                   ARTICLE XV
                               GENERAL PROVISIONS

SECTION 15.1      Addresses and Notices.
                  ---------------------

         Any notice, demand, request, report or proxy materials required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner at the address described in Section 2.3 herein. Any notice to the Partnership shall be deemed given if received by the General Partner at the principal office of the Partnership designated pursuant to
Section 2.3. The General Partner may rely and shall be protected in relying on any notice or other document from a Partner, Assignee or other Person if believed by it to be genuine.

SECTION 15.2      Further Action.
                  --------------

         The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 15.3      Binding Effect.
                  --------------

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

SECTION 15.4      Integration.
                  -----------

         This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

SECTION 15.5      Creditors.
                  ---------

         None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

SECTION 15.6      Waiver.
                  ------

         No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 15.7      Counterparts.
                  ------------

         This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto, independently of the signature of any other party.

SECTION 15.8      Applicable Law.
                  --------------

         This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

SECTION 15.9      Invalidity of Provisions.
                  ------------------------

         If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

SECTION 15.10     Consent of Partners.
                  -------------------

         Each Partner hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or consent of less than all of the Partners, such action may be so taken upon the concurrence of less than all of the Partners and each Partner shall be bound by the results of such action.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    GENERAL PARTNER:


                                    ATLAS NATURAL RESOURCES GP, LLC


                                    By:
                                          -------------------------------------
                                          Michael L. Staines
                                          President, Chief Operating Officer
                                          and Secretary


                                    LIMITED PARTNER:

                                    ATLAS NATURAL RESOURCES, L.P.

                                    By:   ATLAS NATURAL RESOURCES GP, LLC



                                          By:
                                                -------------------------------
                                                Michael L. Staines
                                                President, Chief Operating
                                                Officer and Secretary

                               Table of Contents

                                                                                                             Page
                                                                                                             ----

ARTICLE I             DEFINITIONS................................................................................1

         SECTION 1.1           Definitions.......................................................................1

         SECTION 1.2           Construction.....................................................................12

ARTICLE II            ORGANIZATION..............................................................................12

         SECTION 2.1           Formation........................................................................12

         SECTION 2.2           Name.............................................................................12

         SECTION 2.3           Registered Office; Registered Agent; Principal Office; Other Offices.............12

         SECTION 2.4           Purpose and Business.............................................................13

         SECTION 2.5           Powers...........................................................................14

         SECTION 2.6           Power of Attorney................................................................14

         SECTION 2.7           Term.............................................................................15

         SECTION 2.8           Title to Partnership Assets......................................................16

ARTICLE III           RIGHTS OF LIMITED PARTNERS................................................................16

         SECTION 3.1           Limitation of Liability..........................................................16

         SECTION 3.2           Management of Business...........................................................16

         SECTION 3.3           Outside Activities of the Limited Partners.......................................16

         SECTION 3.4           Rights of Limited Partners.......................................................17

ARTICLE IV            TRANSFERS OF PARTNERSHIP INTERESTS........................................................18

         SECTION 4.1           Transfer Generally...............................................................18

         SECTION 4.2           Transfer of General Partner's Partnership Interest...............................18

         SECTION 4.3           Transfer of a Limited Partner's Partnership Interest.............................18

         SECTION 4.4           Restrictions on Transfers........................................................19

ARTICLE V             CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP INTERESTS...............................19

         SECTION 5.1           Initial Contributions............................................................19

         SECTION 5.2           Contributions Pursuant to the Contribution Agreement.............................19

         SECTION 5.3           Additional Capital Contributions.................................................20

         SECTION 5.4           Interest and Withdrawal..........................................................20

         SECTION 5.5           Capital Accounts.................................................................21

         SECTION 5.6           Loans from Partners..............................................................23


                                Table of Contents
                                   (continued)



                                                                                                             Page
                                                                                                             ----
         SECTION 5.7           Limited Preemptive Rights........................................................24

         SECTION 5.8           Fully Paid and Non-Assessable Nature of Partnership Interests....................24

ARTICLE VI            ALLOCATIONS AND DISTRIBUTIONS.............................................................24

         SECTION 6.1           Allocations for Capital Account Purposes.........................................24

         SECTION 6.2           Allocations for Tax Purposes.....................................................28

         SECTION 6.3           Distributions....................................................................30

ARTICLE VII           MANAGEMENT AND OPERATION OF BUSINESS......................................................31

         SECTION 7.1           Management.......................................................................31

         SECTION 7.2           Certificate of Limited Partnership...............................................33

         SECTION 7.3           Restrictions on General Partner's Authority......................................33

         SECTION 7.4           Reimbursement of the General Partner.............................................34

         SECTION 7.5           Outside Activities...............................................................34

         SECTION 7.6           Loans from the General Partner; Loans or Contributions from the
                               Partnership; Contracts with Affiliates; Certain Restrictions on the
                               General Partner..................................................................35

         SECTION 7.7           Indemnification..................................................................37

         SECTION 7.8           Liability of Indemnitees.........................................................39

         SECTION 7.9           Resolution of Conflicts of Interest..............................................39

         SECTION 7.10          Other Matters Concerning the General Partner.....................................41

         SECTION 7.11          Reliance by Third Parties........................................................42

ARTICLE VIII          BOOKS, RECORDS, ACCOUNTING AND REPORTS....................................................42

         SECTION 8.1           Records and Accounting...........................................................42

         SECTION 8.2           Fiscal Year......................................................................43

ARTICLE IX            TAX MATTERS...............................................................................43

         SECTION 9.1           Tax Returns and Information......................................................43

         SECTION 9.2           Tax Elections....................................................................43

         SECTION 9.3           Tax Controversies................................................................43

         SECTION 9.4           Withholding......................................................................44

ARTICLE X             ADMISSION OF PARTNERS.....................................................................44

         SECTION 10.1          Admission of General Partner.....................................................44

         SECTION 10.2          Admission of Substituted Limited Partner.........................................44

                                Table of Contents
                                   (continued)



                                                                                                             Page
                                                                                                             ----

         SECTION 10.3          Admission of Additional Limited Partners.........................................45

         SECTION 10.4          Admission of Successor or Transferee General Partner.............................45

         SECTION 10.5          Amendment of Agreement and Certificate of Limited Partnership....................45

ARTICLE XI            WITHDRAWAL OR REMOVAL OF PARTNERS.........................................................46

         SECTION 11.1          Withdrawal of the General Partner................................................46

         SECTION 11.2          Removal of the General Partner...................................................47

         SECTION 11.3          Interest of Departing Partner....................................................48

         SECTION 11.4          Withdrawal of a Limited Partner..................................................48

ARTICLE XII           DISSOLUTION AND LIQUIDATION...............................................................48

         SECTION 12.1          Dissolution......................................................................48

         SECTION 12.2          Continuation of the Business of the Partnership After Dissolution................49

         SECTION 12.3          Liquidator.......................................................................50

         SECTION 12.4          Liquidation......................................................................50

         SECTION 12.5          Cancellation of Certificate of Limited Partnership...............................51

         SECTION 12.6          Return of Contributions..........................................................51

         SECTION 12.7          Waiver of Partition..............................................................52

         SECTION 12.8          Capital Account Restoration......................................................52

         SECTION 12.9          Reasonable Time for Winding Up...................................................52

ARTICLE XIII          AMENDMENT OF PARTNERSHIP AGREEMENT........................................................52

         SECTION 13.1          Amendment to be Adopted Solely by the General Partner............................52

         SECTION 13.2          Amendment Procedures.............................................................54

ARTICLE XIV           MERGER....................................................................................54

         SECTION 14.1          Authority........................................................................54

         SECTION 14.2          Procedure for Merger or Consolidation............................................54

         SECTION 14.3          Approval by Limited Partners of Merger or Consolidation..........................55

         SECTION 14.4          Certificate of Merger............................................................56

         SECTION 14.5          Effect of Merger.................................................................56

ARTICLE XV            GENERAL PROVISIONS........................................................................56

         SECTION 15.1          Addresses and Notices............................................................56

                                Table of Contents
                                   (continued)



                                                                                                             Page
                                                                                                             ----

         SECTION 15.2          Further Action...................................................................57

         SECTION 15.3          Binding Effect...................................................................57

         SECTION 15.4          Integration......................................................................57

         SECTION 15.5          Creditors........................................................................57

         SECTION 15.6          Waiver...........................................................................57

         SECTION 15.7          Counterparts.....................................................................57

         SECTION 15.8          Applicable Law...................................................................57

         SECTION 15.9          Invalidity of Provisions.........................................................58

         SECTION 15.10         Consent of Partners..............................................................58






                                                                      Appendix E



                              AMENDED AND RESTATED

                     MASTER NATURAL GAS GATHERING AGREEMENT







              ATLAS NATURAL RESOURCES OPERATING PARTNERSHIP, L.P.,

                         ATLAS NATURAL RESOURCES, L.P.,

                              ATLAS AMERICA, INC.,

                             RESOURCE ENERGY, INC.,

                          VIKING RESOURCES CORPORATION

                                       and

                             RESOURCE AMERICA, INC.







                               _____________, 2002

                              AMENDED AND RESTATED
                     MASTER NATURAL GAS GATHERING AGREEMENT


         THIS AMENDED AND RESTATED MASTER NATURAL GAS GATHERING AGREEMENT (this "Agreement") is made and entered into as of __________________, 2002, by and among ATLAS NATURAL RESOURCES, L.P., a Delaware limited partnership ("ANR"), ATLAS NATURAL RESOURCES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "OLP"), ATLAS AMERICA, INC., a Delaware corporation ("Atlas America"), RESOURCE ENERGY, INC., a Delaware corporation ("Resource Energy"), VIKING RESOURCES CORPORATION, a Pennsylvania corporation ("Viking Resources," and collectively with Atlas America and Resource Energy, the "Resource Entities") and RESOURCE AMERICA, INC., a Delaware corporation ("Resource America").

                                R E C I T A L S:

         A. The MLP (as defined below) owns and operates a private use natural gas gathering system and related easements, fixtures and facilities consisting of approximately 1,300 miles of pipelines located in New York, Ohio and Pennsylvania, as more particularly described in Exhibit A (as it may be added to, reduced or extended, the "Gathering System").

         B. The Resource Entities have, or may in the future form, Affiliates (as such term is hereinafter defined) for purposes of carrying on the Resource Entities' energy industry business.

         C. As of the date hereof, the Resource Entities and Affiliates own interests in certain wells connected to the Gathering System, as set forth in Exhibit B (the "Resource Entities' Existing Well Interests").

         D. The Resource Entities and Affiliates may drill additional wells, own or acquire interests in other wells or operate (with the authority to determine natural gas gathering arrangements) other wells (excluding Future Investment Program Well Interests, as such term is hereinafter defined), and connect them to the Gathering System or a Third Party Gathering System (as such term is hereinafter defined) after the date of this Agreement in accordance with the terms of this Agreement (the "Resource Entities' Future Well Interests").

         E. As of the date hereof, the Resource Entities and Affiliates have agreements or other arrangements with respect to the gathering of natural gas from interests in wells owned by third parties and connected to the Gathering System, including well interests owned by Investment Programs (as such term is hereinafter defined), which are more particularly described in Exhibit C ("Existing Third Party Well Interests").

         F. The Resource Entities and Affiliates have sponsored or may in the future sponsor Investment Programs which (i) as of or after December 1, 1999, had drilled, (ii) thereafter did drill and (iii) may in the future drill, wells or own or acquire interests in other wells and connect them to the Gathering System or connect them to Third Party Gathering Systems, all as more particularly provided for herein (including wells for which drilling has commenced on or after December 1, 1999, "Future Investment Program Well Interests").

         G. The MLP and the Resource Entities entered into that certain Master Natural Gas Gathering Agreement dated as of February 2, 2000 (the "Existing Gathering Agreement").

         H. The MLP and certain other parties have entered into that certain Contribution Agreement dated January 18, 2002 (the "Contribution Agreement"), and one of the conditions precedent to the closing of the transactions contemplated by the Contribution Agreement is the amendment and restatement of the Existing Gathering Agreement.

         I. The MLP and the Resource Entities entered into that certain Omnibus Agreement dated as of February 2, 2000, providing for, among other things, the drilling by the Resource Entities of additional wells and the connection thereof to the Gathering System (the "Omnibus Agreement"), and those parties desire to terminate the Omnibus Agreement and to modify and incorporate into this Agreement some of the rights and obligations under the Omnibus Agreement.

         J. The MLP and the Resource Entities entered into that certain Distribution Support Agreement dated as of February 2, 2000 (the "Distribution Support Agreement") and those parties desire to terminate the Distribution Support Agreement.

         K. The MLP desires to engage Atlas America with respect to the management, maintenance and operation of the Gathering System, and Atlas America desires to perform such duties as set forth herein.

         L. The MLP and the Resource Entities desire, on the terms and subject to the conditions hereinafter set forth, to amend and restate the Existing Gathering Agreement (a) to continue the gathering and redelivery of the natural gas produced from the Resource Entities' Wells, (b) to provide for the drilling of additional wells and the expansion of the Gathering System by the Resource Entities and (c) to provide for Atlas America's management, maintenance and operation of the Gathering System.

         M. The Resource Entities acknowledge that the Gathering Fee (as such term is hereinafter defined) is to be used by ANR to pay a portion of ANR's distributions to its unitholders.

         NOW, THEREFORE, in consideration of the premises and the covenants, conditions and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, amend and restate the Existing Gathering Agreement in its entirety as follows:

                             ARTICLE 1. DEFINITIONS

         Unless otherwise defined herein, the following terms shall have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the Person in question. As used herein, the term "control" means (a) direct or indirect beneficial ownership of 50% or more of the voting securities or voting interest of a Person or, in the case of a limited partnership, of 50% or more of the general partnership interest, either directly or through an entity which the Person controls or (b) the possession of the power to direct the management of a Person, whether through contract or otherwise. For purposes of this Agreement, no Investment Program shall be deemed to be an Affiliate of the Resource Entities.

         "Agreement" means this Amended and Restated Master Natural Gas Gathering Agreement, as it may be amended, modified or supplemented from time to time.

         "Area of Mutual Interest" means that geographic territory comprised of New York, Ohio, Pennsylvania and West Virginia.

         "Capital Budget" has the meaning set forth in Section 11.2.

         "Connectable Well" means a Resource Entities' Well that is drilled within 2,500 feet of the Gathering System, such distance to be measured from the outside edge of the wellhead of the Resource Entities' Well to the nearest point of intersection with the Gathering System.

         "Contribution Agreement" has the meaning set forth in recital H.

         "CPI" shall mean the Consumer Price Index for All Urban Consumers--U.S. City Average for All Items Unadjusted, as published by the United States Department of Labor, Bureau of Labor Statistics, or such successor index as the United States Department of Labor, or a successor agency or department, shall develop as a replacement for such index.

         "Day" means a period of time beginning at 7:00 a.m., Eastern Time, on each calendar day and ending at 7:00 a.m., Eastern Time, on the next calendar day.

         "Delivery Points" means the points on the Gathering System for the redelivery of natural gas from the Gathering System to other pipelines or to customers, as set forth in Exhibit D.

         "Distribution Support Agreement" has the meaning set forth in recital
J.

         "Existing Gathering Agreement" has the meaning set forth in recital G.

         "Existing Third Party Well Interests" has the meaning set forth in recital E.

         "FERC" means the Federal Energy Regulatory Commission and any successor Governmental Authority.

         "Files" means (i) all files, books, records, and accounts in the Resource Entities' possession or to which the Resource Entities have access that in any way relate to the Gathering System and the transportation of natural gas through it, including all such files, records, books and accounts maintained in computer-sensible form, whether on magnetic tape, disks or other storage media, together with the computer software and programs required to enter, delete, read, manipulate, revise, append, transfer, communicate, or print data therein, and including all Gathering System title, easement and contract files, legal files, accounting records, billings, invoices, statements, receipts, daily gauge and run tickets, meter readings, natural gas sales information and pricing terms, correspondence and interpretations; and (ii) all data and information contained in any of the records, books, accounts, files or materials described above.

         "Flow Line" means any flow line from a wellhead, or such other type of line as may connect a well to a gathering system in accordance with standard industry practice.

         "Force Majeure Event" means any act of God, strike, lockout or other industrial disturbance, act of a public enemy, sabotage, war (whether or not an actual declaration is made thereof), blockade, insurrection, riot, epidemic, landslide, lightning, earthquake, flood, storm, fire, washout, arrest and restraint of rules and peoples, civil disturbance, explosion, breakage or accident to machinery or line or pipe, hydrate obstruction of line or pipe, lack of pipeline capacity, repair, maintenance, improvement, replacement, or alteration to plant or line of pipe or related facility, failure or delay in transportation, temporary failure of gas supply or markets, freezing of the well or delivery facility, well blowout, cratering, partial or entire failure of the gas well, the act of any court, agency or Governmental Authority, or any other cause, whether of the kind enumerated or otherwise, which is not within the reasonable control of the party claiming suspension.

         "Future Investment Program Well Interests" has the meaning set forth in recital F.

         "Gathering System" has the meaning set forth in recital A.

         "Gathering Fee" has the meaning set forth in Section 8.1.

         "Governmental Authority" means any federal, state, local, municipal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; and any court or governmental tribunal.

         "Gross Sales Price" shall mean the price, per Mcf, due and payable to the Resource Entities for the Resource Entities' Gas sold by them to unaffiliated third parties, without deduction for brokerage fees, commissions or offsets; provided, however, that the Gross Sales Price for any Resource Entities' Gas sold to Affiliates shall be the average Gross Sales Price at that Delivery Point for that period (not taking into account those sales to Affiliates); if there are no sales of Resource Entities' Gas to non-Affiliates at that Delivery Point for the relevant period, the Gross Sales Price for such gas shall be the average Gross Sales Price for non-Affiliates at all Delivery Points for the relevant period.

         "Identified Third Party Gathering System" has the meaning set forth in
Section 4.3(a).

         "Indemnity Claim" has the meaning set forth in Section 11.3.

         "Investment Program" means a Person for whom the Resource Entities or an Affiliate of the Resource Entities acts as a general partner, managing partner or manager and the securities of which have been offered and sold to investors.

         "Mcf" means one thousand (1,000) cubic feet of gas measured at a base temperature of sixty degrees Fahrenheit (60(degree) F) and at a pressure base of fourteen and seventy-three one-hundredths (14.73) psia.

         "MLP" means ANR, the OLP and their Affiliates.

         "Notice" has the meaning set forth in Section 16.10.

         "Omnibus Agreement" has the meaning set forth in recital I.

         "Operating Fee" means the fee to be paid to Atlas America by the MLP in consideration of Atlas America's performance of its obligations set forth herein, except as otherwise indicated, which fee shall include costs related to the categories of sales, general and administrative expenses set forth on Exhibit E attached hereto and which fee shall equal (a) $0.12 per Mcf of natural gas on which the Gathering Fee is paid under this Agreement other than related to any portion of the Gathering System acquired by the MLP pursuant to Section 4.3, and (b) any Operating Fee per Mcf of natural gas on which the Gathering Fee is paid related to any part of the Gathering System acquired by the MLP pursuant to Section 4.3(c), in each case as adjusted on January 1 of each year in a percentage equal to the change in the CPI since the prior January 1.

         "Other Delivery Point" means a delivery point other than on the Gathering System for the delivery of natural gas produced by a Resource Entities' Well.

         "Person" means an individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, Governmental Authority or other entity.

         "Potential Acquisition" has the meaning set forth in Section 4.3(a).

         "psia" means pounds per square inch absolute.

         "Receipt Points" means the points on the Gathering System to receive natural gas into the Gathering System, as of the date hereof and as may be established from time to time by a Resource Entity.

         "Report" has the meaning set forth in Section 9.2.

         "Resource Entities' Existing Well Interests" has the meaning set forth in recital C.

         "Resource Entities' Field Fuel" means (a) the Resource Entities' allocated share of actual Gathering System fuel requirements, shrinkage, and lost and unaccounted for gas, and (b) house, royalty and farm gas delivered through the Gathering System for third party use pursuant to agreements or other arrangements entered into by a Resource Entity as of the date of this Agreement and as may be agreed to by the MLP pursuant to Section 5.6. Such allocations shall be based upon the proportional volume of natural gas that the Resource Entities' Gas bears to the aggregate volume of natural gas gathered through the Gathering System during the relevant period.

         "Resource Entities' Future Well Interests" has the meaning set forth in recital D.

         "Resource Entities' Gas" means all natural gas produced by the Resource Entities' Wells, except Resource Entities' Wells connected to an Other Delivery Point or a Third Party Gathering System for which the MLP has not assumed the cost of a Flow Line pursuant to Section 4.2(d) and any Resource Entities' Wells included in a Potential Acquisition closed by the Resource Entities in accordance with this Agreement and to which the MLP was not a party.

         "Resource Entities' Wells" means, collectively, the Resource Entities' Existing Well Interests, the Resource Entities' Future Well Interests, Existing Third Party Well Interests and Future Investment Program Well Interests, as drilled or as may be drilled in the Area of Mutual Interest and with respect to which a Resource Entity or Affiliate has authority to enter into natural gas gathering agreements.

         "Third Party Gathering Fee" has the meaning set forth in Section
8.1(a).

         "Third Party Gathering System" means a natural gas gathering system owned by a Person other than the MLP.

                    ARTICLE 2. OPERATION OF GATHERING SYSTEM

         2.1. Management of Gathering System. Except for specific approvals of the MLP as set forth in this Agreement, Atlas America shall conduct and have full control and responsibility over the Gathering System, including its management, maintenance, operation, extension, preservation and replacement. Atlas America shall have sole and exclusive responsibility for settling all allocations of the Gross Sales Price with all Persons having an interest in the Resource Entities' Gas and for collecting gathering fees with respect thereto. Atlas America represents and warrants that it is experienced in operating, maintaining, repairing, replacing and expanding gas gathering systems like the Gathering System, and has the resources available to it to perform all of its obligations under this Agreement, including the number and type of personnel necessary to competently and prudently operate the Gathering System. Atlas America shall be entitled to negotiate, execute and perform contracts, agreements or arrangements necessary or appropriate for it to perform its duties as operator of the Gathering System hereunder; provided, however, that Atlas America may not bind the MLP or take action with respect to the MLP's assets (such as a sale, transfer or hypothecation) without the MLP's express written consent.

         2.2. Standard of Conduct. Atlas America shall act in accordance with the provisions of this Agreement in good faith, with due diligence as a reasonable and prudent operator of gas gathering pipeline systems.

                               ARTICLE 3. FILES.

         3.1. Inspection and Audit. The MLP shall have the right, from time to time, (a) to inspect any portion of the Gathering System and the Resource Entities' facilities at the Receipt Points (and Atlas America shall cooperate with such inspections), and (b) to audit, inspect, copy and verify (and Atlas America shall provide upon request of the MLP) all Files, including those that form the basis or source documents for a Report. In addition, the MLP may request that Atlas America provide, and Atlas America shall provide, access to Atlas America's personnel familiar with the Gathering System and the Files to answer questions, including the provision of personnel to assist with field visits to the Gathering System. Any inspection, audit, copying, verification or provision of Atlas America personnel shall be (i) upon at least twenty-four (24) hours prior Notice to Atlas America, (ii) conducted on business days during normal business hours, and (iii) coordinated with Atlas America.

         3.2. Retention. Atlas America shall keep and maintain the Files during the term of this Agreement and for a period of three (3) years thereafter; provided, however, that (a) all test data, charts, and similar data pertaining to the measurement and testing of the Resource Entities' Gas, (b) all Files relating to natural gas volumes or prices, and (c) all records relating to any Report or statement delivered pursuant to Article 9, need be retained for only five (5) years from the date of such measurement, testing, sale, throughput or statement, unless a longer period is prescribed by applicable regulations of a Governmental Authority.

         3.3. Maintenance. Atlas America shall preserve, protect, and maintain the Files in accordance with standard industry practices. Atlas America shall promptly and routinely enter and/or deposit in the Files all items that constitute Files as they are received by or become available to the Resource Entities.

                        ARTICLE 4. WELLS AND FLOW LINES

         4.1. Drilling and Connection of New Wells. The Resource Entities and Resource America, on behalf of themselves, their Affiliates or Investment Programs, shall, no later than March 15, 2005, drill and connect to the Gathering System at least 500 new Connectable Wells. Such wells shall be capable of producing natural gas in commercial quantities for delivery into the Gathering System, consistent with past practices, and will constitute Resource Entities' Future Well Interests or Future Investment Program Well Interests, as applicable. At least 175 of such wells shall be drilled and connected (pursuant to Section 4.2(a)) no later than March 15, 2003. All Connectable Wells drilled and connected (pursuant to Section 4.2(a)) after January 2, 2002, shall count towards this commitment.

         4.2. Construction of Flow Lines.

                  (a) The Resource Entities jointly and severally agree that, upon the drilling and completion of a Connectable Well, the Resource Entities shall, at their sole cost and expense, promptly connect that Connectable Well to the Gathering System by the construction of a Flow Line to a Receipt Point.

                  (b) To the extent provided for in a Capital Budget or otherwise proposed to the MLP by Atlas America (which proposal shall not be unreasonably denied, delayed or withheld by the MLP) and with respect to a Resource Entities' Well other than a Resource Entities' Well subject to Section 4.2(a), (c) or (d), if a Resource Entity constructs a Flow Line from any such Resource Entities' Well to within 1,000 feet of the Gathering System (such distance to be measured from the end of the related Flow Line from the Resource Entities' Well to the nearest point of intersection with the Gathering System), the MLP shall assume the actual cost of extending the Gathering System to meet such Flow Line, but in no event shall the aggregate of the cost for all such extensions exceed the projected cost therefor in a Capital Budget, plus 10%, except that such costs for connections made pursuant to proposals not included in the Capital Budget, but approved by the MLP, shall not be in excess of the proposed cost therefor plus 10%. Atlas America shall complete construction of the Gathering System extension within sixty (60) days after the date designated by the Resource Entities as the date such Resource Entities' Well will be completed as a producing natural gas well. The extension constructed on behalf of the MLP shall be the property of the MLP and part of the Gathering System, and the gas delivered through that extension shall be subject to the Gathering Fee and the Operating Fee. The MLP shall reimburse Atlas America for the costs of constructing such extension in accordance with Section 9.1.

                  (c) To the extent provided for in a Capital Budget and with respect to a Resource Entities' Well other than a Resource Entities' Well subject to Section 4.2(a), (b) or (d), the MLP shall assume the actual cost of extending the Gathering System to within 2,500 feet of that Resource Entities' Well (such distance to be measured from the end of the related Flow Line from the Resource Entities' Well to the nearest point of intersection with the Gathering System), but in no event shall such cost be more than 10% in excess of the projected cost thereof in a Capital Budget. Atlas America shall complete construction of the Gathering System extension within sixty (60) days after the date designated by the Resource Entities as the date such Resource Entities' Well will be completed as a producing natural gas well. The extension constructed on behalf of the MLP shall be the property of the MLP and part of the Gathering System, and the gas delivered through that extension shall be subject to the Gathering Fee and the Operating Fee. The MLP shall reimburse Atlas America for the costs of constructing such extension in accordance with
Section 9.1.

                  (d) To the extent provided for in a Capital Budget and with respect to a Resource Entities' Well other than a Resource Entities' Well subject to Section 4.2(a), (b) or (c), the MLP shall assume the cost of the construction of the Flow Line to an Other Delivery Point or Third Party Gathering System, but in no event shall such cost be more than 10% in excess of the projected cost thereof in a Capital Budget. Atlas America shall complete construction of the Gathering System extension within sixty (60) days after the date designated by the Resource Entities as the date such Resource Entities' Well will be completed as a producing natural gas well. The Flow Line constructed on behalf of the MLP shall be the property of the MLP and part of the Gathering System, and the gas delivered through that extension shall be subject to the Gathering Fee. The MLP shall reimburse Atlas America for the costs of constructing such Flow Line in accordance with Section 9.1.

         4.3. Potential Acquisitions.

                  (a) Upon the identification by any of the Resource Entities or the MLP of any properties or leases within the Area of Mutual Interest for possible acquisition by the Resource Entities, the MLP or any Affiliate (each, a "Potential Acquisition") that include a Third Party Gathering System and related easements, fixtures and facilities (the "Identified Third Party Gathering System"), the identifying party shall give Notice to the other party of the identification of such proposed acquisition. To aid the Resource Entities in identifying such possible acquisitions, Exhibit F attached hereto sets forth general criteria by which the MLP expects to value any potential acquisition, which exhibit may be amended from time to time by Notice from the MLP to the Resource Entities, and which the Resource Entities acknowledge do not constitute strict criteria. The Notice shall identify the seller and the proposed sales price of the Potential Acquisition, and shall include all written information about the Potential Acquisition provided to the identifying party by or on behalf of the seller, and any information or analyses compiled by the identifying party or that the identifying party has in its possession from other sources.

                  (b) The MLP and the Resource Entities shall then proceed jointly to formulate a bid for the Potential Acquisition, with the MLP's bid to be for the Identified Third Party Gathering System and the Resource Entities' bid to be for the remaining properties, wells and/or leases. The parties agree to use all reasonable business efforts to effect their bids within the time frame specified by the applicable seller. At any time during the bid process but before the execution of any definitive documents with respect to the purchase of the Potential Acquisition, either the MLP or the Resource Entities may give Notice to the other of their desire not to continue with the bid. In such case, the other party may continue with the bid for its own account and with no obligation to the other under this Agreement with respect to the properties then identified to be included in the Potential Acquisition.

                  (c) In connection with the MLP's bid, the MLP shall give Notice to Atlas America of the Operating Fee the MLP proposes to be applicable to the Identified Third Party Gathering System. Atlas America shall then elect by Notice to the MLP whether Atlas America agrees to operate the Identified Third Party Gathering System under this Agreement with the application of that Operating Fee or not. If Atlas America agrees thereto and the Potential Acquisition is completed, the Identified Gathering System shall become a part of the Gathering System subject to the applicable Operating Fee, and the gas delivered through the Identified Third Party Gathering System will be subject to the Gathering Fee. If Atlas America does not so elect to operate the Identified Third Party Gathering System, the MLP shall give Notice to the Resource Entities of the MLP's election (i) to continue with the bid process and the potential completion of the Potential Acquisition using another Person to operate the Identified Third Party Gathering System, or (ii) to not continue the bid process and to not participate in the Potential Acquisition. In the case of clause (i), upon completion of the Potential Acquisition, the Identified Third Party Gathering System shall become a part of the Gathering System and the gas delivered through the Identified Third Party Gathering System will be subject to the Gathering Fee, but no Operating Fee shall be due to Atlas America with respect thereto; provided, however, that the Operating Fee agreed to, or paid by, the MLP to the other Person for operating the Identified Third Party Gathering System shall be no more than that proposed by the MLP to Atlas America. In the case of clause (ii), the Resource Entities may continue with the bid for their own account and with no obligation to the MLP under this Agreement with respect to the properties then identified to be included in the Potential Acquisition.

                  (d) If the joint bid for the Potential Acquisition is rejected, either party may bid for the Potential Acquisition for its own account and such Potential Acquisition, if completed, shall not be subject to the terms of this Agreement.

                  (e) The Resource Entities and the MLP shall not, and shall cause their Affiliates not to, acquire any Third Party Gathering System within the Area of Mutual Interest without compliance with the terms of this Agreement.

         4.4. Title.

                  (a) The MLP shall own and have title to (i) the Gathering System as of the date hereof, (ii) any Flow Line or extension of the Gathering System, together with the related easements, and facilities, constructed on behalf of the MLP pursuant to Sections 4.2(b), (c) and (d); and (iii) any Identified Third Party Gathering System, together with the related easements, fixtures and facilities, included in any Potential Acquisition which has been consummated in which the MLP is a party.

                  (b) Except to the extent ownership or title resides in an Investment Program, the Resource Entities shall own and have title to any Flow Line, together with the related easements, constructed from (i) any Connectable Well to a Receipt Point pursuant to Section 4.2(a), (ii) a Resource Entities' Well to the point at which ownership and title start for the MLP pursuant to
Section 4.2(b), (iii) any Flow Line that otherwise would have been subject to
Section 4.2(d) for which the costs were not included in a Capital Budget in accordance with Section 11.2, and (iv) any Identified Third Party Gathering System, together with the related easements and facilities, included in any Potential Acquisition which has been consummated in which the MLP is not a party.

                  (c) The Resource Entities shall use their best efforts to cause title to any of the items specified in clause (a) above to be vested in the MLP, as directed by the MLP. The Resource Entities shall make all appropriate or necessary filings with any Governmental Authority related thereto. Prior to such assignment, the Resource Entities shall hold in trust all such items for the use and benefit of the MLP.

         4.5. New Investment Programs. The Resource Entities shall cause a manager of one of the Investment Programs currently existing to be designated as the manager for Investment Programs organized after the date hereof, and agree that the natural gas wells which are operated by a Resource Entity or an Affiliate and owned by Investment Programs organized after the date hereof shall be deemed to be Future Investment Program Well Interests for purposes of this Agreement.

                         ARTICLE 5. GATHERING SERVICES

         5.1. Receipt of Gas. Subject to the terms, limitations and conditions of this Agreement, the Resource Entities dedicate, and shall cause their Affiliates and all Investment Programs to dedicate, all of the Resource Entities' Gas to this Agreement; provided, however, that the Resource Entities may reserve a reasonable amount of the Resource Entities' Gas, prior to delivery
(a) at the Receipt Points into the Gathering System for fuel to operate the Resource Entities' Wells, (b) at the Receipt Points into the Gathering System for fuel to operate the Resource Entities' facilities and related equipment installed to deliver the Resource Entities' Gas to the MLP and (c) at the Delivery Points for house, royalty or farm gas agreed to be delivered prior to the date hereof or otherwise approved by the MLP subsequent to the date hereof pursuant to Section 5.6.

         5.2. Redelivery of Gas. Atlas America shall cause the Gathering System to gather, compress and redeliver, on a fully interruptible basis, to the Delivery Points, a quantity of gas equal, on an Mcf basis, to the quantity of the Resource Entities' Gas received at the Receipt Points, less the Resource Entities' Field Fuel.

         5.3. Resource Entities' Field Fuel. Atlas America shall calculate on a monthly basis the Resource Entities' Field Fuel by allocating such quantities of actual Gathering System fuel requirements, shrinkage, and lost and unaccounted for gas between all shippers using the Gathering System or a portion thereof. Atlas America may cause the Gathering System to retain and use the Resource Entities' Field Fuel as fuel for compression and other operations on the Gathering System.

         5.4. Commingling Resource Entities' Gas. Atlas America shall have the right to commingle the Resource Entities' Gas with other natural gas in the Gathering System. Atlas America shall cause the Gathering System to extract, or permit to be extracted, at Atlas America's sole cost and expense, condensate from the Resource Entities' Gas to the extent necessary to meet the quality requirements of the receiving pipeline at the Delivery Points or for proper functioning of the Gathering System.

         5.5. Resource Entities' Gas. Except for the Resource Entities' Field Fuel and products removed in treating the Resource Entities' Gas prior to delivery to a Receipt Point, title to the Resource Entities' Gas shall remain with the Resource Entities or, (a) with respect to the Resource Entities' Gas from Existing Third Party Well Interests, the owners of such wells, and (b) with respect to the Resource Entities' Gas from Investment Programs, the Investment Programs owning such wells.

         5.6. House, Royalty or Farm Gas. After the date hereof, the Resource Entities shall not enter into any agreement with any Person to provide house, royalty or farm gas after a Receipt Point without the prior written consent of the MLP.

                  ARTICLE 6. DELIVERY PRESSURE AND GAS QUALITY

         6.1. Receipt Points; Delivery Points. The Resource Entities shall deliver the Resource Entities' Gas or any other natural gas to be delivered through the Gathering System at a pressure sufficient to effect delivery into the Gathering System at the Receipt Points. Atlas America shall use its reasonable best efforts to redeliver the Resource Entities' Gas or any other natural gas delivered through the Gathering System at a pressure sufficient to effect redelivery from the Gathering System at the Delivery Points.

         6.2. Compression. Atlas America shall cause the Gathering System to maintain all compression facilities of the Gathering System and shall cause to be installed such additional compression facilities in accordance with a Capital Budget, as may be commercially reasonable and necessary or appropriate for the operation of the Gathering System under good industry practices.

         6.3. Wellhead Equipment. With respect to the Resource Entities' Wells, the Resource Entities shall install, operate and maintain all wellhead and pressure regulating equipment necessary to prevent the delivery pressure of the Resource Entities' Gas at the Receipt Points from exceeding the maximum pressure for the commercial operation of the Gathering System.

         6.4. Gas Quality. Atlas America shall ensure that all of the Resource Entities' Gas or any other natural gas delivered into the Gathering System is commercially free from liquids of any kind, air, dust, gum, gum-forming constituents, harmful or noxious vapors, or other solid or liquid matter that may interfere with the merchantability of the Resource Entities' Gas or any other natural gas transported through the Gathering System or that may cause injury to or interfere with proper operation of the lines, regulators, meters or other equipment of the Gathering System, other than dehydration, which shall occur no later than at a Delivery Point. Atlas America shall ensure that the Resource Entities' Gas and any other natural gas transported through the Gathering System shall conform to applicable quality specifications of the receiving pipeline at each applicable Delivery Point.

                       ARTICLE 7. MEASUREMENT AND TESTING

         7.1. Measurement Equipment. Measurement of the Resource Entities' Gas shall take place at the Receipt Points. The Resource Entities shall install, or cause to be installed, at or near the Receipt Points, orifice meters or other measuring equipment necessary to measure accurately the volumes of the Resource Entities' Gas being delivered into the Gathering System, to the extent such meters or other measuring equipment have not been installed as of the date of this Agreement. Such measuring equipment shall be comparable to the measuring equipment of other parties delivering gas into the Gathering System.

         7.2. Delivery Points. The measurement of, and tests for, quality of the Resource Entities' Gas redelivered at the Delivery Points shall be governed by and determined in accordance with the requirements of the receiving pipeline at each Delivery Point. Atlas America shall install, or cause to be installed, at or near the Delivery Points, orifice meters or other measuring equipment necessary to measure accurately the volumes of the Resource Entities' Gas to be redelivered at the Delivery Points, in cases where such meters or other measuring equipment have not been installed as of the date of this Agreement. Such measuring equipment shall be comparable to the measuring equipment of other parties redelivering gas at the Delivery Points.

         7.3. Chart Integration. Atlas America shall be responsible for reading the meters at the Receipt Points and the Delivery Points. Atlas America shall furnish, install, remove and integrate all recording charts used in such meters in accordance with industry standard practices.

         7.4. Unit of Volume. The unit of volume for purposes of measurement shall be one (1) cubic foot of gas at a temperature base of sixty degrees Fahrenheit (60(degree) F) and at a pressure base of fourteen and seventy-three one-hundredths (14.73) psia. In the event that natural gas delivered or redelivered under this Agreement is measured by heating content (in British thermal units or decatherms) rather than volume, appropriate adjustments to this Agreement will be made, including periodic tests by the Resource Entities to determine and confirm the heating content of such gas.

         7.5. Testing Procedures. Atlas America shall determine the meter calibrations schedule for each meter on the Gathering System. Such calibrations shall occur at least once every twelve (12) months but not more frequently than once every six (6) months. No testing, calibration or adjustment of a meter or related equipment shall be performed without the MLP's first being given five
(5) days' prior Notice thereof and having the opportunity to be present.

         7.6. Meter Inaccuracy. If, at any time, any meter is found to be out of service or registering inaccurately in any percentage, it shall be adjusted at once by Atlas America to read accurately within the limits prescribed by the meter's manufacturer. If such equipment is out of service or inaccurate by an amount exceeding three percent (3%) of a reading corresponding to the average flow rate for the period since the last test, the previous readings shall be corrected for the period that the meter is known to be inaccurate, or, if not known, a period of one-half (1/2) the elapsed time since the last test; provided, however, the Operating Fee and Gathering Fee previously paid will be adjusted retroactively between the parties based on any corrected volumes but the volumes allocated among shippers on the Gathering System shall be adjusted only prospectively. The volume of the Resource Entities' Gas delivered during such period shall be estimated by Atlas America either (a) by using the data recorded by any check measuring equipment if installed and accurately registered, (b) by correcting the error if the percentage of error is ascertainable by calibration, test, or mechanical calculation or, if neither such method is feasible, (c) by estimating the quantity delivered based upon deliveries under similar conditions during a period when the equipment registered accurately. No volume correction shall be made for metering inaccuracies of three percent (3%) or less.

         7.7. Meter Testing. If the MLP requests that a meter be tested, then Atlas America shall have the meter tested in the presence of, and to the satisfaction of, the MLP. If the meter tested proves to be accurate within plus or minus three percent (3%) at its normal operating range, then the cost of testing and recalibrating the meter shall be borne by the MLP. In all other cases, such costs will be borne by Atlas America. Atlas America shall conduct all required tests within ten (10) days of a request by the MLP. Atlas America shall notify the MLP at least five (5) working days prior to the test of the date, time and location of such test.

                            ARTICLE 8. GATHERING FEE

         8.1. Calculation. As consideration for the gathering of the Resource Entities' Gas through the Gathering System, and except as otherwise provided in this Article 8, the Resource Entities, jointly and severally, shall pay to the MLP a gathering fee (the "Gathering Fee") equal to the higher of $0.35 or 16% of the Gross Sales Price, calculated on an Mcf basis, for natural gas:

                  (a) delivered by any of the Resource Entities' Wells to Receipt Points, a Third Party Gathering System or an Other Delivery Point (except to the extent the MLP (i) did not agree to the inclusion of the cost of a Flow Line to a Third Party Gathering System or Other Delivery Point in a Capital Budget or (ii) was not a party to a Potential Acquisition pursuant to
Section 4.3, and except that the Gathering Fees with respect to Resource Entities' Wells connected to a Third Party Gathering System or Other Delivery Point for which Gathering Fees are payable hereunder shall be reduced by any gathering fee paid by Atlas America to an operator of that Third Party Gathering System, but in no case shall the reduction be more than the third party gathering fee proposed to be paid by Atlas America to the operator of such Third Party Gathering System in the applicable Capital Budget (the "Third Party Gathering Fee")); and

                  (b) owned by third parties and delivered though the Gathering System pursuant to third party agreements with any of the Resource Entities or their Affiliates in existence on February 2, 2000.

In the case of both (a) and (b), the amount of natural gas as to which the Gathering Fee shall be payable shall be reduced by the amount of the Resource Entities' Field Fuel; provided, however, that no reduction shall be made for gas lost due directly or indirectly to actions or inactions of Atlas America other than gas lost in the operation and maintenance of the Gathering System in the ordinary course of business in accordance with this Agreement; and provided, further, that no reduction shall be made for any house, royalty or farm gas for which the recipient pays a Gross Sales Price. The Gathering Fee for wells owned by third parties (other than Investment Programs) and connected to the Gathering System after February 2, 2000 and before the date of this Agreement shall be as set forth in agreements between the owners or operators thereof and the MLP; the Gathering Fee for wells owned by third parties (other than Investment Programs) and connected to the Gathering System after the date of this Agreement shall be as agreed upon by Atlas America, on behalf of the MLP, with the owners or operators of such wells, subject to the prior written approval of the MLP.

         8.2. Ceiling. The parties agree and understand that at no time during the term of this Agreement shall the Gathering Fee be more than $0.80/Mcf, as adjusted on January 1 of each year in a percentage equal to the change in the CPI since the prior January 1.

                         ARTICLE 9. BILLING AND PAYMENT

         9.1. Monthly Statements. Atlas America shall prepare and submit to the MLP each month a statement showing for the prior month:

                  (a) with respect to each well connected to the Gathering System, the volumes of natural gas received at each Receipt Point and the volumes of natural gas delivered to each Delivery Point;

                  (b) the Resource Entities' Field Fuel;

                  (c) a detailed calculation of the aggregate Gathering Fee, including an itemization of the Gross Sales Price(s);

                  (d) a calculation of the aggregate Operating Fee;

                  (e) a detailed accounting of all costs incurred on behalf of the MLP pursuant to this Agreement in accordance with a Capital Budget, with a comparison of the actual expenditures under that Capital Budget to the amounts budgeted thereunder;

                  (f) a detailed accounting of the costs incurred pursuant to
Section 11.3; and

                  (g) any such information as may be requested by the MLP.

Atlas America shall provide that statement to the MLP within thirty (30) days after the end of each month. The aggregate Gathering Fee, less the amounts in clauses (d), (e) and (f) above, shall be due and payable by the Resource Entities to an account designated by the MLP simultaneously with the MLP's receipt of Atlas America's statement described above.

         9.2. Quarterly Reports. In addition, Atlas America shall provide to the MLP, not later than fifteen (15) business days after the end of each three-month period ending on March 31, June 30, September 30 or December 31 of any year (each a "Fiscal Quarter"), a report setting forth, with respect to both the preceding Fiscal Quarter and estimated for the Fiscal Quarter thereafter (each, a "Report"):

                  (a) the location and number of all Resource Entities' Wells for which drilling was commenced or completed;

                  (b) the status of all Resource Entities' Wells for which drilling is continuing;

                  (c) the number of Resource Entities' Wells connected or otherwise added to the Gathering System; and

                  (d) any such information as may be requested by the MLP.

A Report shall be substantially in the form attached hereto as Exhibit G or in such other form as may be reasonably acceptable to the MLP.

                                ARTICLE 10. TERM

         10.1. Term. Subject to the other provisions of this Agreement, this Agreement shall become effective as of its date and shall remain in effect so long as gas is produced in economic quantities without a lapse of more than ninety (90) days from any of the Resource Entities' Wells.

         10.2. Termination. Notwithstanding Section 10.1, this Agreement shall terminate, and no party shall have any further obligation hereunder (except for any amounts outstanding and due as of the date of termination) if the Resource Entities fail at any time to timely pay any Gathering Fee, and any related late fees, to the MLP for a period of two consecutive months, whereupon the MLP may terminate this Agreement upon twenty (20) days prior Notice to the Resource Entities; provided, however, that if the Resource Entities cure the default and pay any late fees thereon within such 20-day period, then this Agreement will continue in effect. Upon any termination hereunder, the obligations of the Resource Entities under Article 11 shall survive with respect to any matters related to the period prior to termination.

         10.3. Change of Control; Material Adverse Effect. Notwithstanding anything in this Agreement to the contrary and except as set forth in this
Section 10.3, the MLP and Atlas America each may terminate the application of this Agreement as to any Resource Entities' Wells (and the Resource Entities' Gas therefrom) drilled or completed after the date of a Change of Control or Material Adverse Effect, except for Resource Entities' Wells required to be connected to the Gathering System pursuant to Section 4.1. Any Notice of termination under this Section 10.3 given by Atlas America shall not be effective until one (1) year after the date of the Notice. Atlas America shall give the MLP prompt notice of the occurrence of a Change of Control or a Material Adverse Effect. For purposes of this Agreement, a "Change of Control" means (a) the acquisition of Atlas America by virtue of being merged into or consolidated with, a Person deemed not to be an Affiliate of Resource America following the transaction, (b) the sale, assignment or other disposition of more than fifty percent (50%) of the capital stock or other ownership rights in Atlas America to a Person deemed not to be an Affiliate of Resource America following the transaction or (c) the sale of all or substantially all of the assets of Atlas America to a Person deemed not to be an Affiliate of Resource America following the transaction. For purposes of this Agreement, a "Material Adverse Effect" means a circumstance or event or set of circumstances or events that renders Atlas America incapable of timely performing any of its material obligations under this Agreement.

         10.4. Uneconomic Operation. Notwithstanding Section 10.1, if at any time the MLP determines, in its sole discretion and whether or not based upon a recommendation by Atlas America, that continued operation of all or any part of the Gathering System is not economically justified, the MLP may cease receiving Resource Entities' Gas from the relevant part of the Gathering System and terminate this Agreement as to such part of the Gathering System (the "Terminated System) by giving at least ninety (90) days' notice to the Resource Entities. In such event, and concurrently with such notice, the MLP shall offer the Resource Entities the right to purchase the Terminated System from the MLP for $10.00. The Resource Entities shall exercise such right on or before sixty
(60) days after receipt of the termination notice. The Resource Entities shall be responsible for all costs and expenses related to such purchase, including filing fees, and such purchase shall be without recourse, representation or warranty. Closing on the purchase shall be on the day specified in the termination notice as the termination date. If the Terminated System is acquired by the Resource Entities and remains connected to any other portion of the Gathering System, the Resource Entities shall have the right to deliver natural gas from the Terminated System to the Gathering System, and this Agreement shall continue in effect with respect to the natural gas so delivered by the Resource Entities.

                   ARTICLE 11. COSTS AND EXPENSES; LIABILITY

         11.1. Costs to be Borne by the Resource Entities. Except as specifically set forth in this Agreement, the Resource Entities shall pay and bear all costs and expenses related to their provision of services under this Agreement and the Gathering System, including its operation and maintenance.

         11.2. Capital Budget.

                  (a) Attached hereto as Exhibit H is a detailed capital budget for the Gathering System for the period from the date of closing under the Contribution Agreement to December 31, 2002 and for the 2003 calendar year. Atlas America shall, no later than ninety (90) days before the end of the 2003 calendar year and each calendar year thereafter, submit a capital budget for the coming year. Any capital budgets approved by the MLP in accordance with Section 11.2(b) and additions or increases thereto approved by the MLP shall constitute a "Capital Budget." Each Capital Budget shall list all Resource Entities' Wells projected for drilling and connection in any given year (categorized based on the applicable clause of Section 4.2), together with projected costs and expenses, with respect to each Resource Entities' Well, applicable to the construction described in Section 4.2(b), (c) or (d), which costs shall include only costs related to the construction of applicable Flow Lines, extension of the Gathering System, additional compression requirements for the Gathering System and title costs related to Section 4.4. Atlas America shall include in the Capital Budget portion relating to Section 4.2(d) the proposed Third Party Gathering Fee. Each Capital Budget shall indicate the projected quarter in which Atlas America expects to incur the applicable costs and expenses.

                  (b) Each Capital Budget shall be subject to review and approval by the MLP, which approval shall not be unreasonably denied, delayed or withheld. Notwithstanding the foregoing, the MLP may elect in its own discretion not to include in a Capital Budget the costs for a Resource Entities' Well that would be subject to Section 4.2(d), whereupon the Resource Entities may construct the Flow Line to an Other Delivery Point or to the Third Party Gathering System, the Flow Line shall be the property of the Resource Entities and the gas delivered from such Resource Entities' Well to the Other Delivery Point or Third Party Gathering System will not be subject to the Gathering Fee or the Operating Fee. The Capital Budget for the year ending December 31, 2002 shall not be in excess of $1,750,000. Until the approval by the MLP, the prior year's budget (adjusted for throughput volume increases during such year over the volume assumed for purposes of such year's budget) shall be applicable. The MLP and Atlas America shall use their reasonable best efforts to approve the Capital Budget prior to the beginning of the applicable calendar year. To the extent not captured by Sections 4.2(b),(c) or (d), any costs in a Capital Budget shall be payable in accordance with Section 9.1, but in no event more than 110% of the actual cost thereof.

         11.3. Sales, General and Administrative Costs. Simultaneously with Atlas America's submission of any Capital Budget pursuant to Section 11.2(a), Atlas America shall deliver to the MLP an estimate of the projected sales, general and administrative costs that reflect an allocation of Atlas America salaried personnel directly attributable to the management of the Gathering System, related benefits at 23% of the allocated salary, vehicles and other costs related to the operation of the Gathering System. The MLP shall be responsible for payment of costs for such items provided by Atlas America plus 10%, and for actual costs of such items provided by third parties.

         11.4. Taxes. The Resource Entities shall pay or cause to be paid all taxes and assessments imposed on the Resource Entities hereunder with respect to the Resource Entities' Gas gathered hereunder prior to and including its delivery to the MLP. The Resource Entities shall pay, in the name of and on behalf of the MLP, all taxes, levies or charges that the MLP may be required to pay with respect to the Gathering System or to collect from the Resource Entities by reason of all services performed for the Resource Entities hereunder other than sales taxes for a sale made by the MLP, taxes or assessments with respect to the MLP's income, capital, other properties, franchises or similar matters relating solely to the MLP's general business activities or partnership or corporate existence or those of any of its subsidiaries. The Resource Entities shall pay any taxes or other statutory charges levied or assessed against any of the facilities used for the purposes of carrying out the provisions of this Agreement.

         11.5. Resource Entities' Indemnity. The Resource Entities shall, jointly and severally, indemnify, hold harmless and defend the MLP, the general partner of the MLP and the officers, agents, employees, representatives and contractors of the MLP and such general partner (each, an "MLP Indemnified Person") against any liability, loss or damage whatsoever, including fees, liens, taxes, costs and attorneys fees (collectively, a "Loss"), suffered by an MLP Indemnified Person, where such Loss arises, directly or indirectly, out of any demand, assertion, claim, action or proceeding, judicial or otherwise, cause of action or suit (collectively an "Indemnity Claim") brought by any Person and related, directly or indirectly and without limitation, to:

                  (a) any costs, expenses or taxes payable by the Resource Entities hereunder;

                  (b) the operation of the Gathering System and related facilities;

                  (c) any Resource Entities' Well;

                  (d) any breach by the Resource Entities of this Agreement (excluding Losses claimed or asserted by or on behalf of the MLP for breach of this Agreement);

                  (e) any assertion of ownership of, or an interest in, any part of the Gathering System or the easements, fixtures or facilities related thereto by any third party, or any other failure of the MLP's title to the Gathering System or any portion thereof;

                  (f) a third party assertion of ownership of, or an interest in, any part of the Resource Entities' Gas or the Resource Entities' Wells;

                  (g) a third party assertion of an economic interest in the Resource Entities' Gas or a Resource Entities' Well; and

                  (h) the lack of odorization of any natural gas in the Gathering System;

provided, however, that that the Loss was not caused in whole or in material part by the gross negligence or willful misconduct of an MLP Indemnified Person.

         11.6. Notice and Defense of Third Party Claims.

                  (a) The MLP, promptly upon its discovery of facts giving rise to an Indemnity Claim, shall give prompt Notice thereof to the Resource Entities, together with a statement of such information respecting any of the foregoing as the MLP shall have. The Notice shall include a formal demand for indemnification under this Agreement. The Resource Entities will not be obligated to indemnify any MLP Indemnified Person with respect to any Indemnity Claim if the MLP failed to notify the Resource Entities in accordance with the provisions of this Agreement in sufficient time to permit the Resource Entities or their counsel to defend against such matter and to make a timely response thereto including, without limitation, any responsive motion or answer to a complaint, petition, notice or other legal, equitable or administrative process relating to the indemnity Claim, but only insofar as such failure to notify the Resource Entities has actually resulted in prejudice or damage to the Resource Entities.

                  (b) The Resource Entities shall be entitled, at their cost and expense, to contest and defend by all appropriate legal proceedings any Indemnity Claim with respect to which the Resource Entities are called upon by the MLP to indemnify any MLP Indemnified Party under the provisions of this Agreement; provided, that Notice of the intention to so contest shall be delivered by the Resource Entities to the MLP within twenty (20) days from the date of receipt by the Resource Entities of Notice by the MLP of the assertion of the Indemnity Claim. Any such contest may be conducted in the name and on behalf of the Resource Entities or such MLP Indemnified Party, as may be appropriate. Such contest shall be conducted by reputable counsel employed by the Resource Entities and not reasonably objected to by the MLP, but the MLP shall have the right but not the obligation to participate in such proceedings and to be represented by counsel of its own choosing at its sole cost and expense. The Resource Entities shall have full authority to determine all action to be taken with respect thereto; provided, however, that the Resource Entities will not have the authority to subject the MLP or such MLP Indemnified Party to any obligation whatsoever, other than the performance of purely ministerial tasks or obligations not involving material expense. If the Resource Entities elect not to contest any such Indemnity Claim, the Resource Entities shall be bound by the result obtained with respect thereto by the MLP. If the Resource Entities shall have assumed the defense of an Indemnity Claim, such MLP Indemnified Party shall agree to any settlement, compromise or discharge of an Indemnity Claim that the Resource Entities may recommend and that by its terms obligates the Resource Entities to pay the full amount of the liability in connection with such Indemnity Claim (which agreement shall be contingent on the making of such payment), which releases such MLP Indemnified Party completely in connection with such Indemnity Claim and which would not otherwise adversely affect such MLP Indemnified Party.

                  (c) If requested by the Resource Entities, the MLP shall cooperate with the Resource Entities and its counsel in contesting any Indemnity Claim that the Resource Entities elect to contest or, if appropriate, in making any counterclaim against the person asserting the Indemnity Claim, or any cross-complaint against any person, and the Resource Entities will reimburse the MLP or any MLP Indemnified Party for any out-of-pocket expenses incurred by it in so cooperating. At no cost or expense to the MLP or any MLP Indemnified Party, the Resource Entities shall cooperate with the MLP or any MLP Indemnified Party and their counsel in contesting any Indemnity Claim.

                  (d) The MLP agrees to afford the Resource Entities and their counsel the opportunity to be present at, and to participate in, conferences with all persons, including Governmental Authorities, asserting any Indemnity Claim against the MLP or any MLP Indemnified Party or conferences with representatives of or counsel for such persons.

         11.7. Overdue Payments. Any amount under this Agreement not paid by the Resource Entities to the MLP when due shall be subject to a late fee of eighteen percent (18%), compounded daily, until paid. No late fee shall be applied to any amount owed by the MLP to the Resource Entities and for which the Resource Entities failed to reduce a payment to the MLP therefor.

         11.8. Breach of Section 4.1. The parties acknowledge that the performance by the Resource Entities or by Resource America of their obligations under Section 4.1 are unique and specifically identifiable, and that a breach of such obligations would result in unquantifiable damages to the MLP. Therefore, as liquidated damages and not as a penalty:

                  (a) if the Resource Entities and Resource America breach their commitment specified in Section 4.1 to drill and connect 175 new Connectable Wells no later than March 15, 2003, then the Resource Entities and Resource America shall pay to the MLP each month, beginning on March 15, 2003 and ending no later than March 15, 2005, an amount equal to the product of (a) $1,000.00 multiplied by (b) 175 minus the number of new Connectable Wells that have been drilled and connected (pursuant to Section 4.2) since January 2, 2002 and up until the 15th day of that month; and

                  (b) if the Resource Entities and Resource America breach their commitment specified in Section 4.1 to drill and connect 500 new Connectable Wells no later than March 15, 2005, then the Resource Entities and Resource America shall pay to the MLP an amount equal to the product of (a) 500 minus the number of new Connectable Wells drilled and connected (pursuant to Section 4.2) since January 2, 2002 and up to March 15, 2005, multiplied by (b) $50,000.00.

         The parties understand and agree that Sections 11.8(a) and (b) are cumulative and not exclusive of each other. Any amounts payable to the MLP pursuant to this Section 11.8 shall be due and payable to an account designated by the MLP within fifteen calendar (15) days after the due date of such payment.

                           ARTICLE 12. FORCE MAJEURE

         12.1. Non-Performance. No failure or delay in performance, whether in whole or in part, by either the MLP or any of the Resource Entities shall be deemed to be a breach hereof (other than the obligation of the Resource Entities to pay the MLP's Gathering Fee when due under this Agreement if the failure to pay or delay in payment is not the result of a bank holiday or other inability of a bank or financial institution to effect a transfer of funds) when such failure or delay is occasioned by or due to a Force Majeure Event; provided, however, that a party claiming relief from its obligations under this Agreement as a result of a Force Majeure Event shall not be relieved from its obligations to the extent that the failure or delay in performance was a result of its having failed to remedy the Force Majeure Event as set forth in Section 12.3 below.

         12.2. Force Majeure Notice. The party affected by a Force Majeure Event shall give Notice to the other party as soon as reasonably possible of the Force Majeure Event and the expected duration of the Force Majeure Event.

         12.3. Remedy of a Force Majeure Notice. The affected party shall use all reasonable efforts to remedy each Force Majeure Event and resume full performance under this Agreement as soon as reasonably practicable, except that the settlement of strikes, lockouts or other labor disputes of a party shall be entirely within the discretion of the affected party.

                 ARTICLE 13. GOVERNMENTAL RULES AND REGULATIONS

         13.1. FERC and other Governmental Authorities. This Agreement and all operations hereunder shall be subject to all valid laws, orders, directives, rules, and regulations of any Governmental Authority having jurisdiction in the premises, whether state or federal. Notwithstanding any other provisions in this Agreement, in the event that FERC or any other Governmental Authority imposes a rule, regulation, order, law or statute that directly or indirectly materially and adversely affects a party's ability to perform its obligations under this Agreement, such imposition of a rule, regulation, order, law or statute shall constitute a Force Majeure Event and the provisions set forth in Article 12 shall apply.

         13.2. No action. Atlas America covenants that it will take no action that would subject the MLP (as a result of the operation of the Gathering System) or the Gathering System to any orders, directives, rules or regulations of, or promulgated pursuant to, the Public Utility Holding Company Act of 1935, as amended, FERC or any utility related Governmental Authority; provided, however, that Atlas America may take any action that would not change in any material respect the operations of the Gathering System as conducted on the date of, or as contemplated by, this Agreement, unless otherwise specifically directed by the MLP based on circumstances that arise after the date hereof.

                             ARTICLE 14. INSURANCE

         Atlas America shall procure and maintain insurance coverage (with the MLP to be named as an additional insured as to liability insurance and as loss payee as to property insurance) relating to its obligations hereunder and with respect to the Gathering System, including its operation, maintenance and replacement, consistent with its past practices.

                  ARTICLE 15. TERMINATION OF OTHER AGREEMENTS

         By their execution of this Agreement, each MLP entity and each of the Resource Entities consents to and does hereby terminate all rights and obligations each of the parties may have under the Omnibus Agreement and the Distribution Support Agreement, effective as of the date hereof.

                           ARTICLE 16. MISCELLANEOUS

         16.1. No Joint Venture. This Agreement does not create a relationship of partnership, corporation, joint venture, association for profit, or any other relationship among any of the parties, such that any one party is liable in any manner for the obligations of any other party.

         16.2. Independent Contractor. The Resource Entities shall at all times during the term hereof act as an independent contractor. None of the Resource Entities' employees, sub-contractors, agents or representatives shall be considered employees of the MLP. In no event shall the Resource Entities, or any of their employees, subcontractors, agents or representatives, have the authority to contractually bind or obligate the MLP or incur any liability for or on behalf of the MLP not specifically provided for in this Agreement or approved in writing by the MLP.

         16.3. Amendment. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by each party to be bound thereby; provided, however, that Atlas America shall revise Exhibit D from time to time to reflect any additional Delivery Points that may be established by Atlas America on the Gathering System, and shall promptly give Notice thereof to the MLP.

         16.4. Extension; Waiver. At any time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement and (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in writing signed on behalf of such party, and no such waiver shall operate or be construed as a waiver of any subsequent breach by the other party. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

         16.5. Entire Agreement. This Agreement (a) shall constitute the entire agreement between the parties with respect to the subject matter hereof, and shall supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof; and (b) is not intended to confer upon any other Person any rights or remedies hereunder. Each party to this Agreement agrees that no other party to this Agreement (including its agents and representatives) has made any representation, warranty, covenant or agreement to or with such party relating to the Agreement or the transactions contemplated hereby.

         16.6. Severability. If any provision of this Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation, or by decree of a court of last resort, the MLP and the Resource Entities shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable, but all of the remaining provisions of this Agreement shall remain in full force and effect, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

         16.7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity other than the parties hereto and their respective permitted successors and assigns, any rights, benefits or obligations hereunder. In that regard, no holder of units representing limited partner units of ANR or its assignee or any other Person shall have the right, separate and apart from ANR, to enforce any provision of this Agreement or to compel any party to this Agreement to comply with its terms.

         16.8. Assignment. Any party may assign its rights and obligations under this Agreement subject to the following: (a) no terms or provisions of this Agreement, including, without limitation, any rights and obligations of any party hereto, shall be altered or amended as a result of giving effect to such assignment, (b) the assigning party must first provide the other party with Notice of any assignment and copies of all documents related thereto, and (c) the nonassigning party shall have consented to the financial capability of the assignee (which capability shall be at least that of the assignor) and the capability of the assignee to perform its obligations under this Agreement, which consent shall not be unreasonably withheld. The provisions of the prior sentence shall also apply to any sale of substantially all of the Resource Entities' Wells or the Gathering System or the sale or series of sales that results in a change in more than 50% of the equity ownership of a party (except if this Agreement is terminated pursuant to Section 10.3) to a Person other than an Affiliate of that party or to public holders. This Agreement shall be binding upon (a) any purchaser of the Gathering System and (b) any purchaser of a Resource Entities' Well or any part thereof or interest therein that is subject to this Agreement; provided, however, that nothing in this Agreement shall in any way prevent either party from pledging or mortgaging all or any part of a Resource Entities' Well or the Gathering System as security under any mortgage, deed of trust or other similar lien, or from pledging this Agreement or any benefits accruing hereunder without the assumption of obligations hereunder by the pledgee or mortgagee or other grantee under such an instrument, including upon foreclosure. Except as set forth in Section 10.3, no transfer of a Resource Entities' Well, or any part thereof or interest therein, or of all or substantially all of the Gathering System, shall be made unless the transferee thereof shall assume and agree in writing to be bound by this Agreement.

         16.9. Exploration and Production. Upon the sale or other disposition of Atlas America, neither the Resource Entities nor their Affiliates shall engage in the exploration for, or production of, oil or natural gas in the Area of Mutual Interest for a period of two (2) years from the date such sale or other disposition is consummated.

         16.10. Notices. Any notice, request, instruction, or correspondence or other document to be given hereunder by either party to the other (herein collectively called "Notice") shall be in writing and delivered in person or by courier service requiring acknowledgement of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:

                  (a)      if to any of the Resource Entities or Resource
                           America, to:

                              Resource America, Inc.
                              1845 Walnut Street, Suite 1000
                              Philadelphia, PA 19103
                              Attention:  Jonathan Cohen
                              Telecopy:  (215) 546-5388
                              with a copy (which will not constitute Notice) to:

                              Ledgewood Law Firm, P.C.
                              1521 Locust Street
                              Philadelphia, PA
                              Attention:  Richard J. Abt
                              Telecopy:  (215) 735-2513

                  (b)      if to the MLP, to:

                              Atlas Natural Resources, L.P.
                              113 South Gillette Avenue, Suite 203
                              Gillette, Wyoming 82716
                              Attention:  President
                              Telecopy: (307) 687-3178

                              with a copy (which will not constitute Notice) to:

                              Mayer, Brown & Platt
                              700 Louisiana, Suite 4600
                              Houston, TX 77002
                              Attention:  David L. Ronn
                              Telecopy: (713) 632-1825.


Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by telecopier shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

         16.11. Counterparts and Facsimile Execution. This Agreement may be executed in one or more original or facsimile counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16.12. Governing Law. All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the internal law of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the internal law of some other jurisdiction would ordinarily or necessarily apply.

         16.13. Construction. Unless the context of this Agreement otherwise requires

                  (a) Whenever the context may require, any pronouns used herein shall indicate the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice-versa, and words using the singular or plural number also include the plural or singular number, respectively.

                  (b) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified A business day shall mean a day on which commercial banks are open for business in New York, New York.

                  (c) The headings of the sections of this Agreement are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision of this Agreement. The terms "Article" or "Section" refer to the specified Article or Section of this Agreement, and references to sections, schedules and exhibits contained herein refer to the respective sections, schedules and exhibits in this Agreement.

                  (d) The words "hereof," "herein," and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  (e) Whenever the words "included," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                  (f) THE PARTIES AGREE THAT THEY HAVE BEEN REPRESENTED BY COUNSEL DURING THE NEGOTIATION AND EXECUTION OF THIS AGREEMENT AND THEREFORE WAIVE THE APPLICATION OF ANY LAW, REGULATION, HOLDING OR RULE OF CONSTRUCTION PROVIDING THAT AMBIGUITIES IN AN AGREEMENT OR OTHER DOCUMENT WILL BE CONSTRUED AGAINST THE PARTY DRAFTING SUCH AGREEMENT OR DOCUMENT.

         16.14. Form of Payment. Unless otherwise specifically stated to the contrary, all payments hereunder shall be made in United States dollars and, unless the parties making and receiving such payments shall agree otherwise or the provisions hereof provide otherwise, shall be made by wire or interbank transfer of immediately available funds by Noon New York, New York time on the date such payment is due to such account as the party receiving payment may designate in writing.

         16.15. Further Assurances. In connection with this Agreement and all transactions contemplated by this Agreement, each signatory party hereto agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions.


         [The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first written above.

                             THE MLP:

                             ATLAS NATURAL RESOURCES OPERATING PARTNERSHIP, L.P.

                             By:  Atlas Natural Resources GP, LLC
                             Its general partner


                             By:
                                    ---------------------------------
                             Name:
                                    ---------------------------------
                             Title:
                                    ---------------------------------


                             ATLAS NATURAL RESOURCES, L.P.

                             By:  Atlas Natural Resources GP, LLC
                             Its general partner


                             By:
                                    ---------------------------------
                             Name:
                                    ---------------------------------
                             Title:
                                    ---------------------------------


                             THE RESOURCE ENTITIES:



                             ATLAS AMERICA, INC.


                             By:    ---------------------------------
                                    Michael L. Staines
                                    Executive Vice President and Secretary


                             RESOURCE ENERGY, INC.


                             By:    ---------------------------------
                                    Michael L. Staines
                                    President and Secretary

                               VIKING RESOURCES CORPORATION


                               By:    ---------------------------------
                                      Michael L. Staines
                                      Secretary


                               RESOURCE AMERICA, INC.

                               By:
                                      ---------------------------------
                               Name:
                                      ---------------------------------
                               Title:
                                      ---------------------------------

                                    Exhibit A
                              The Gathering System

                                    Exhibit B
                   Resource Entities' Existing Well Interests

                                    Exhibit C
                       Existing Third Party Well Interests

                                    Exhibit D
                                 Delivery Points

                                    Exhibit E
                         Components of the Operating Fee


Direct Third Party Expenses

         Compressor Rental and Maintenance
         Pipeline Repair and Maintenance
                  Contract Labor
         Meter Expenses (Integration, Reading, etc.)
         Power, Fuel and Water
         Taxes
         Insurance (Liability)
         Other

Atlas Expenses

         Pipeline Maintenance
                  Hourly Labor
                  Benefits
                  Vehicles
                  Other
         Compressor Maintenance
                  Labor
                  Benefits
                  Vehicles
                  Other

                                    Exhibit F
                         Potential Acquisition Criteria

                                    Exhibit G
                            Form of Quarterly Report

                                    Exhibit H
                                 Capital Budget

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1.            DEFINITIONS.............................................2

ARTICLE 2.            OPERATION OF GATHERING SYSTEM...........................6

         2.1.     Management of Gathering System..............................6

         2.2.     Standard of Conduct.........................................6

ARTICLE 3.            FILES...................................................6

         3.1.     Inspection and Audit........................................6

         3.2.     Retention...................................................7

         3.3.     Maintenance.................................................7

ARTICLE 4.            WELLS AND FLOW LINES....................................7

         4.1.     Drilling and Connection of New Wells........................7

         4.2.     Construction of Flow Lines..................................7

         4.3.     Potential Acquisitions......................................8

         4.4.     Title......................................................10

         4.5.     New Investment Programs....................................10

ARTICLE 5.            GATHERING SERVICES.....................................10

         5.1.     Receipt of Gas.............................................10

         5.2.     Redelivery of Gas..........................................11

         5.3.     Resource Entities' Field Fuel..............................11

         5.4.     Commingling Resource Entities' Gas.........................11

         5.5.     Resource Entities' Gas.....................................11

         5.6.     House, Royalty or Farm Gas.................................11

ARTICLE 6.            DELIVERY PRESSURE AND GAS QUALITY......................11

         6.1.     Receipt Points; Delivery Points............................11

         6.2.     Compression................................................11

         6.3.     Wellhead Equipment.........................................12

         6.4.     Gas Quality................................................12

ARTICLE 7.            MEASUREMENT AND TESTING................................12

         7.1.     Measurement Equipment......................................12

         7.2.     Delivery Points............................................12

         7.3.     Chart Integration..........................................12

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

         7.4.     Unit of Volume..............................................12

         7.5.     Testing Procedures..........................................13

         7.6.     Meter Inaccuracy............................................13

         7.7.     Meter Testing...............................................13

ARTICLE 8.            GATHERING FEE...........................................13

         8.1.     Calculation.................................................13

         8.2.     Ceiling.....................................................14

ARTICLE 9.            BILLING AND PAYMENT.....................................14

         9.1.     Monthly Statements..........................................14

         9.2.     Quarterly Reports...........................................15

ARTICLE 10.           TERM....................................................15

         10.1.    Term........................................................15

         10.2.    Termination.................................................15

         10.3.    Change of Control; Material Adverse Effect..................16

         10.4.    Uneconomic Operation........................................16

ARTICLE 11.           COSTS AND EXPENSES; LIABILITY...........................16

         11.1.    Costs to be Borne by the Resource Entities..................16

         11.2.    Capital Budget..............................................17

         11.3.    Sales, General and Administrative Costs.....................17

         11.4.    Taxes.......................................................17

         11.5.    Resource Entities' Indemnity................................18

         11.6.    Notice and Defense of Third Party Claims....................18

         11.7.    Overdue Payments............................................20

         11.8.    Breach of Section 4.1.......................................20

ARTICLE 12.           FORCE MAJEURE...........................................20

         12.1.    Non-Performance.............................................20

         12.2.    Force Majeure Notice........................................20

         12.3.    Remedy of a Force Majeure Notice............................21

ARTICLE 13.           GOVERNMENTAL RULES AND REGULATIONS......................21

         13.1.    FERC and other Governmental Authorities.....................21

                                TABLE OF CONTENTS
                                   (continued)


         13.2.    No action...................................................21

ARTICLE 14.           INSURANCE...............................................21

ARTICLE 15.           TERMINATION OF OTHER AGREEMENTS.........................21

ARTICLE 16.           MISCELLANEOUS...........................................21

         16.1.    No Joint Venture............................................21

         16.2.    Independent Contractor......................................21

         16.3.    Amendment...................................................22

         16.4.    Extension; Waiver...........................................22

         16.5.    Entire Agreement............................................22

         16.6.    Severability................................................22

         16.7.    Binding Effect..............................................22

         16.8.    Assignment..................................................23

         16.9.    Exploration and Production..................................23

         16.10.   Notices.....................................................23

         16.11.   Counterparts and Facsimile Execution........................24

         16.12.   Governing Law...............................................24

         16.13.   Construction................................................24

         16.14.   Form of Payment.............................................25

         16.15.   Further Assurances..........................................25

                          ATLAS PIPELINE PARTNERS, L.P.

                                      PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
            THE BOARD OF MANAGERS OF ATLAS PIPELINE PARTNERS GP, LLC,
                GENERAL PARTNER OF ATLAS PIPELINE PARTNERS, L.P.

         The undersigned hereby constitutes and appoints Jonathan Z. Cohen and Michael L. Staines, or either of them, as and for his, her or its proxies, each with the power to appoint such proxy's substitute, and hereby authorizes them, or either of them, to vote all of the common units of Atlas Pipeline Partners, L.P. held of record by the undersigned on ____________, 2002, at the special meeting of unitholders of Atlas Pipeline Partners, L.P. to be held on ___________________, 2002 as follows:

         I plan to attend the meeting                +-+
                                                     +-+

         PROPOSAL TO approve and adopt a contribution agreement, dated January 18, 2002, by and among Vulcan Intermediary, L.L.C., New Vulcan Coal Holdings, L.L.C., Atlas Pipeline Partners GP, LLC, Atlas Pipeline Partners, L.P. and Resource America, Inc., and related transactions under which Atlas Pipeline Partners, L.P. will acquire 98.012583% of the equity interests of Triton Coal Company, L.P. held by Vulcan Intermediary and New Vulcan Coal Holdings, Vulcan will contribute approximately $6 million in cash to Atlas Pipeline Partners, L.P. and Atlas Pipeline Partners, L.P. will issue to Vulcan 6,960,675 common units, 3,977,529 newly-created subordinated units and 17,642,264 newly-created deferred participation units (representing a right to receive subordinated units if certain financial thresholds are met), which proposal includes:

                  (a) the amendment and restatement of the Atlas Pipeline Partners, L.P. agreement of limited partnership and the agreement of limited partnership of its operating subsidiary, Atlas Pipeline Operating Partnership, L.P.; and

                  (b) the conversion of the 1,641,026 subordinated units held by Atlas Pipeline Partners GP, LLC into 1,481,026 common units at the closing.



+-+                       +-+                           +-+
+-+  FOR                  +-+  AGAINST                  +-+  ABSTAIN


         This proxy, when properly executed, will be voted in the manner specified above by the named proxies. If no direction is made, this proxy will be voted FOR the proposal. Please sign exactly as your name appears on this proxy card. When common units are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                  , 2002
      ------------------

------------------------------
Signature of Unitholder

------------------------------
Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.